UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05962

Name of Registrant:	Vanguard Variable Insurance Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 31, 2016 – June 30, 2016

Item 1: Reports to Shareholders

Semiannual Report | June 30, 2016

Vanguard Variable Insurance Fund

Balanced Portfolio	Growth Portfolio	REIT Index Portfolio
Capital Growth Portfolio	High Yield Bond Portfolio	Short-Term Investment-Grade Portfolio
Conservative Allocation Portfolio	International Portfolio	Small Company Growth Portfolio
Diversified Value Portfolio	Mid-Cap Index Portfolio	Total Bond Market Index Portfolio
Equity Income Portfolio	Moderate Allocation Portfolio	Total Stock Market Index Portfolio
Equity Index Portfolio	Money Market Portfolio	(with underlying Equity Index Portfolio)

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents

A Message from Vanguard's Chairman	1
Market Perspective	2
Balanced Portfolio	3
Capital Growth Portfolio	25
Conservative Allocation Portfolio	37
Diversified Value Portfolio	47
Equity Income Portfolio	58
Equity Index Portfolio	71
Growth Portfolio	85
High Yield Bond Portfolio	100
International Portfolio	118
Mid-Cap Index Portfolio	137
Moderate Allocation Portfolio	150
Money Market Portfolio	160
REIT Index Portfolio	174
Short-Term Investment-Grade Portfolio	185
Small Company Growth Portfolio	223
Total Bond Market Index Portfolio	240
Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)	298

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

A Message from Vanguard’s Chairman

Dear Planholder,

The long-anticipated U.K. referendum on whether to remain in the European Union was the defining event for capital markets in the first half of 2016. The momentous June 23 vote to leave the EU has global economic implications. It will take considerable time for Brexit details to be worked out, so we can expect uncertainty to persist, and the ride may be bumpy at times.

Meanwhile, we shouldn’t lose sight of other notable developments. Oil prices, which seemed to find their footing later in 2015, fell below $30 per barrel early in 2016 before recovering some ground. This put more pressure on oil exporters, such as Brazil—which was already grappling with a political crisis. Closer to home, Congress in late June approved legislation to help Puerto Rico deal with about $70 billion of tax-exempt debt. And central bank policies stayed in the spotlight, leading negative interest rates to spread across Europe and into Japan while the Federal Reserve held U.S. rates steady amid concern about job growth and the global economy.

The heightened volatility in capital markets that surrounded the Brexit vote reminds us that no one can control the markets’ direction or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. Vanguard’s internal fund advisors—our Equity Investment and Fixed Income Groups—maintain a healthy dose of discipline and don’t try to time the markets. We look for the same characteristics in the external fund managers we select.

This report starts with a brief overview of the financial markets during the past six months. In the pages that follow, you’ll find a review of your portfolio’s performance. Each portfolio in Vanguard Variable Insurance Fund can serve as part of an investment program that includes a combination of stock, bond, and money market funds appropriate for your own long-term goals, risk tolerance, and time horizon.

Before I close, I’d like to thank two advisors for their distinguished, long-term service to Vanguard Variable Insurance Fund portfolios. Each firm has managed portfolio assets since inception and recently marked a milestone anniversary. Wellington Management Company has been the sole manager of Vanguard Balanced Portfolio for 25 years and of Vanguard High Yield Bond Portfolio for 20 years. Granahan Investment Management has managed a portion of Vanguard Small Company Growth Portfolio for 20 years.

As always, we appreciate your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 14, 2016

Market Perspective

Events in the first half of 2016 ran contrary to most expectations
The six-month period ended June 30, 2016, was notable for the unexpected events that transpired and the expected events that did not. The U.K. “Brexit” vote to leave the European Union stood out in the first category, as did the Bank of Japan’s adoption of a negative interest rate policy. The Federal Reserve’s deferral of further interest rate hikes was prominent in the second. Together, these and other developments led investors to generally favor the relative safety of bonds.

The path was rocky again for global stock markets
Major stock markets around the world tumbled in the wake of the momentous June 23 Brexit vote as investors began digesting the outcome and pondering its implications for the global economy. By month’s end, however, many markets had recovered all or most of their lost ground.

Even apart from Brexit, the half year did not lack for challenges. The U.S. economy had another weak first quarter, oil prices fell again before stabilizing, and concerns persisted about corporate profits, slower growth in China, and Japan’s struggling economy. Still, the broad U.S. stock market returned nearly 4% for the six months.

International stocks were weaker, returning about –1%. European stocks in particular slumped as Brexit uncertainty hit closer to home. Developed Pacific markets also retreated. Emerging-market stocks were a bright spot, returning nearly 8%.

Strong demand boosted bond returns above stocks
Central bank policy again played a major role in bond returns. As anticipated, the European Central Bank announced more stimulus efforts, including purchases of investment-grade, euro-denominated corporate bonds (which began in June). And in a surprise move, the Bank of Japan adopted negative interest rates for certain bank deposits.

These steps, coupled with strong demand for a safe harbor from stock market volatility, helped drive the yield of benchmark 10-year German and Japanese government bonds below zero for the first time. In another first, Japan’s 20-year government bond yield also turned negative just after the close of the period.

Against this backdrop, demand was strong at home and from abroad for the still positive yields of U.S. Treasury bonds. The yield of the benchmark 10-year Treasury note fell nearly a full percentage point, from 2.30% at the end of December to 1.47% at the end of June. (Bond prices and yields move in opposite directions.)

The broad U.S. bond market’s return of more than 5% was strong, but that was eclipsed by the nearly 12% return of international bonds (as measured by the Barclays Global Aggregate Index ex USD). U.S. investors benefited from the dollar’s weakening against many currencies (except Britain’s pound), but international bond returns were higher than those of U.S. bonds even without this currency benefit.

Market Barometer
			Total Returns
		Periods Ended June 30, 2016
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	3.74%	2.93%	11.88%
Russell 2000 Index (Small-caps)	2.22	-6.73	8.35
Russell 3000 Index (Broad U.S. market)	3.62	2.14	11.60
FTSE All-World ex US Index (International)	-0.92	-9.75	0.49

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.31%	6.00%	3.76%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.33	7.65	5.33
Citigroup Three-Month U.S. Treasury Bill Index	0.11	0.14	0.05

CPI
Consumer Price Index	1.91%	1.01%	1.32%
1 Annualized.

Vanguard® Balanced Portfolio

Advisor’s Report

Vanguard Balanced Portfolio returned 4.99% for the six months ended June 30, 2016. The fund outperformed the 4.87% return of its blended benchmark (a mix of 65% large-capitalization stocks and 35% high-quality corporate bonds) and the 2.30% average return of peer funds. Both the stock and bond portions of the portfolio outperformed their respective benchmarks, the Standard & Poor’s 500 Index (+3.84%) and the Barclays U.S. Credit A or Better Bond Index (+6.59%).

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The investment environment
Stock markets in the United States and abroad posted mixed returns for the period. The MSCI World Index returned about 1%, and the MSCI EAFE Index returned about –4%.

Data releases continued to paint a promising picture for the U.S. economy, including an upward revision to first-quarter gross domestic product (GDP), a multiyear low in the unemployment rate, and healthy housing market trends. As widely expected, the Federal Reserve last December instituted its first rate hike since 2006. Large-cap value stocks generally outperformed large-cap growth stocks, as measured by the Russell 1000 Value and Russell 1000 Growth Indexes.

High-quality and government-backed assets have performed strongly, reflecting a global risk-off sentiment amid market uncertainty and volatility. U.S. monetary policy and growth have increasingly diverged from those in other parts of the world. Many central banks stand ready to further ease policy, with some resorting to radical measures to counter falling inflation and stimulate growth.

Concerns over the United Kingdom’s vote to leave the European Union have created a great deal of uncertainty in both the long and short term.

Our successes
The fixed income portfolio’s outperformance was led by strong issuer selection in investment-grade credit. Selection in industrials aided relative results most. An out-of-benchmark allocation to asset-backed securities also helped.

Strong selection in the health care, industrials, and consumer discretionary sectors as well as an underweight allocation to information technology drove outperformance within the equity portfolio. Positions in Verizon, Comcast, and Chevron contributed most to absolute returns; an allocation to NextEra Energy contributed most to relative results.

Verizon performed well after the release of better-than-expected earnings results, supported by growth in wireless and FiOS. Our investment thesis is based on the company’s dominant competitive position, customer loyalty, strong 4G service, marketing ability, and long-term growth in mobile and tablet data usage.

Comcast remains the market leader in innovation across its various businesses as management embraces new technologies and seeks ways to improve the customer experience with improved mobility of content. Management has focused on spreading capital across the business where they see strong return on investment and long-term benefit for the investor.

Chevron has maintained a strong balance sheet and solid cash flow generation, making it a strong candidate for dividend growth.

Total Returns
		Six Months Ended
		June 30, 2016
Vanguard Balanced Portfolio		4.99%
Composite Stock/Bond Index[1]		4.87
Variable Insurance Mixed-Asset Target Growth Funds Average[2]		2.30

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Growth
	Portfolio	Funds Average
Balanced Portfolio	0.23%	0.60%

1 Weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the Balanced Portfolio’s annualized expense ratio was 0.23%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Vanguard Balanced Portfolio

Our shortfalls
In the equity portfolio, an overweight allocation coupled with weak selection in the financial sector hurt relative results most. Selection in consumer staples and information technology also detracted from relative returns.

Wells Fargo, Bank of America, and Mitsubishi UFJ Financial Group (MUFG) hurt absolute results most. Our lack of exposure to strong benchmark performer AT&T was a relative detractor.

In financials, Wells Fargo, the stock portfolio’s largest holding as of the end of the period, declined based on worries about the sector broadly, especially about banks with loans to energy-related businesses. Japan-based MUFG lagged because of margin pressure from negative interest rates. Financial companies are viewed as highly rate-sensitive, and investors became increasingly concerned that rates would not rise quickly enough to support near-term profitability. A weak trading environment also weighed on Wells Fargo and other bank stocks.

In fixed income, duration and yield curve positioning detracted most from relative performance. An underweight allocation to basic industry issuers also hurt.

Portfolio positioning
Late in the half year, the “Brexit” referendum outcome and ensuing market volatility led to a modest change in our outlook. We had been looking for a U.S. GDP growth rate of 1.5%–2%, but we now expect closer to 1%–1.5%, and the possibility of a recession (though not likely) has come back into view.

We are more cautious, particularly about financials, because normalizing rates will take still longer to happen. In the equity portfolio, we are unlikely to further overweight financials until we have more clarity on the rate outlook, despite record low valuations. Because the Fed has been so transparent about its criteria for raising rates, it will need all the requisite data points to move forward with tightening. Its decision, though, is highly dependent on global markets and is now likely to be driven more by developments outside the United States than by domestic trends. The negative interest rates and high leverage levels of central banks globally are uncharted territory, and have created something of a negative feedback loop for U.S. rates.

Our investment thesis for financial stocks remains that they have highly attractive valuations combined with strong balance sheets, and that potential exists for a decline in regulatory pressures. Based on these characteristics, financials compare well with safety stocks at extended valuations. Coming into the half year, we believed that bank stocks would behave defensively because they had less credit exposure and high capital ratios. But with continued negative interest rates, U.S. banks are unlikely to benefit from Fed rate increases this year. The lower-for-longer rate environment could delay the earnings improvements that we would expect and could affect the timing of financial stocks’ revival.

We are now looking in other market segments for companies with solid cash flow, safe dividend yields, and reasonable valuations, including Boeing and others in the defense industry. Businesses such as defense that are seen as cyclical, but that have stable earnings, are attractively valued because of the association with cyclicality. This example of our capital cycle framework illustrates how we aim to add value by investing in companies in industries that are waiting for a recovery to begin.

We are overweighted in health care stocks, favoring large-cap pharmaceutical companies, including Merck and AstraZeneca. We believe that their solid pipelines are underappreciated by investors and should suffice for a return to modest growth.

The equity portfolio remains underweighted in information technology—most significantly in Apple—and consumer discretionary.

On the fixed income side, we are cautiously positive about the U.S. credit markets. The economic and credit cycles look to be tiring, but the powerful flood of global capital into our bond market—and credit in particular—shows no sign of abating. Low and negative yields in other major economic zones are still driving capital flows toward the higher yields and safety of the U.S. markets.

Although our credit selections will remain thematic and well-researched, we expect investment-grade corporate bond returns to be attractive and will maintain our overall exposure to them. We cannot recall a period when global forces were as important to the U.S. economy and policies as they are today. Therefore, we are mindful of global events even though our focus is on the U.S. bond market.

We anticipate ongoing volatility and expect that macroeconomic factors, more than fundamentals, may continue to drive the market for the near future as key questions about elections and monetary policy are resolved. In this context, we are focused on identifying solid company-specific investment catalysts and mispriced individual securities, rather than investing based on broad themes. We remain disciplined in applying our investment process, which enables us to create a balanced portfolio that we believe should perform well in various environments.

Edward P. Bousa, CFA,
Senior Managing Director and
Equity Portfolio Manager

John C. Keogh,
Senior Managing Director and
Fixed Income Portfolio Manager

Wellington Management Company llp

July 20, 2016

Vanguard Balanced Portfolio

Portfolio Profile
As of June 30, 2016

Total Portfolio Characteristics

Yield[1]	2.5%
Turnover Rate[2]	37%
Expense Ratio[3]	0.23%
Short-Term Reserves	1.0%

Total Portfolio Volatility Measures[4]
	Portfolio Versus	Portfolio Versus
	Composite Index[5]	Broad Index[6]
R-Squared	0.98	0.95
Beta	0.99	0.64

Equity Characteristics
	Comparative		Broad
	Portfolio	Index[7]	Index[6]
Number of Stocks	93	505	3,863
Median Market Cap	$95.1B	$78.7B	$53.0B
Price/Earnings Ratio	17.9x	20.7x	22.0x
Price/Book Ratio	2.2x	2.8x	2.7x
Dividend Yield	2.8%	2.2%	2.1%
Return on Equity	16.7%	17.3%	16.5%
Earnings Growth Rate	4.1%	7.0%	7.3%
Foreign Holdings	7.8%	0.0%	0.0%

Fixed Income Characteristics
	Comparative		Broad
	Portfolio	Index[8]	Index[9]
Number of Bonds	747	3,369	9,796
Yield to Maturity	2.4%[10]	2.3%	1.9%
Average Coupon	3.6%	3.6%	3.1%
Average Effective
Maturity	10.2 years	10.0 years	7.7 years
Average Duration	7.1 years	7.1 years	5.5 years

Ten Largest Stocks[11] (% of equity portfolio)

Wells Fargo & Co.	Diversified Banks	3.2%
Merck & Co. Inc.	Pharmaceuticals	3.2
Microsoft Corp.	Systems Software	3.0
Comcast Corp.	Cable & Satellite	3.0
Verizon	Integrated
Communications Inc.	Telecommunication
	Services	2.7
Chevron Corp.	Integrated Oil
	& Gas	2.6
Alphabet Inc.	Internet Software
	& Services	2.4
JPMorgan Chase & Co.	Diversified Banks	2.4
Chubb Ltd.	Property & Casualty
	Insurance	2.3
Intel Corp.	Semiconductors	2.3
Top Ten Total		27.1%
Top Ten as % of Total Net Assets		17.7%

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[7]	Index[6]
Consumer Discretionary	7.4%	12.3%	12.9%
Consumer Staples	9.1	10.6	9.3
Energy	10.6	7.4	6.7
Financials	22.1	15.7	17.5
Health Care	18.0	14.7	14.2
Industrials	11.1	10.2	10.6
Information Technology	12.7	19.8	19.2
Materials	2.0	2.8	3.3
Telecommunication
Services	2.7	2.9	2.6
Utilities	4.3	3.6	3.7

Portfolio Asset Allocation

1 30-day SEC yield for the portfolio. See definition on the next page.
2 Annualized.
3 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the annualized expense ratio was 0.23%.
4 For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.
5 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index.
6 Dow Jones U.S. Total Stock Market Float Adjusted Index.
7 S&P 500 Index.
8 Barclays U.S. Credit A or Better Bond Index.
9 Barclays U.S. Aggregate Bond Index.
10 Before expenses.
11 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Balanced Portfolio

Distribution by Credit Quality[1]
(% of fixed income portfolio)

U.S. Government	17.8%
Aaa	4.2
Aa	14.0
A	45.2
Baa	18.8

Sector Diversification[2]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	4.0%
Finance	26.6
Foreign	3.9
Government Mortgage-Backed	1.3
Industrial	35.5
Treasury/Agency	16.1
Utilities	7.3
Other	5.3

Equity Investment Focus

Fixed Income Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Source: Moody’s Investors Service.
2 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2005–June 30, 2016

Average Annual Total Returns: Periods Ended June 30, 2016

	Inception Date	One Year	Five Years	Ten Years
Balanced Portfolio	5/23/1991	4.75%	8.96%	7.44%

1 Six months ended June 30, 2016.
2 Weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
See Financial Highlights for dividend and capital gains information.

Vanguard Balanced Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (65.3%)
Consumer Discretionary (4.8%)
Comcast Corp. Class A	712,049	46,418
Ford Motor Co.	1,392,500	17,504
Twenty-First Century Fox
Inc. Class A	616,514	16,677
Lowe’s Cos. Inc.	164,310	13,008
Hilton Worldwide Holdings
Inc.	524,366	11,814
L Brands Inc.	87,990	5,907
Bayerische Motoren Werke
AG	59,679	4,374
		115,702
Consumer Staples (5.9%)
CVS Health Corp.	272,470	26,086
Coca-Cola Co.	389,370	17,650
PepsiCo Inc.	152,900	16,198
Philip Morris International
Inc.	155,960	15,864
Mondelez International Inc.
Class A	322,810	14,691
Colgate-Palmolive Co.	193,880	14,192
Diageo plc	494,385	13,834
Walgreens Boots Alliance
Inc.	149,660	12,462
Costco Wholesale Corp.	59,180	9,294
Diageo plc ADR	22,480	2,538
		142,809
Energy (6.9%)
Chevron Corp.	387,600	40,632
Exxon Mobil Corp.	317,487	29,761
TOTAL SA	431,906	20,827
Royal Dutch Shell plc
Class B	610,644	16,792
Anadarko Petroleum Corp.	249,890	13,307
EOG Resources Inc.	134,801	11,245
Hess Corp.	164,480	9,885
Schlumberger Ltd.	93,204	7,371
Marathon Petroleum Corp.	176,153	6,687
Suncor Energy Inc.	225,500	6,256
Valero Energy Corp.	74,810	3,815
		166,578
Financials (14.5%)
Wells Fargo & Co.	1,076,810	50,965
JPMorgan Chase & Co.	603,628	37,509
Chubb Ltd.	278,980	36,466
Prudential Financial Inc.	351,410	25,070
PNC Financial Services
Group Inc.	270,000	21,975
BlackRock Inc.	62,700	21,477
Bank of America Corp.	1,566,667	20,790
Marsh & McLennan
Cos. Inc.	267,350	18,303
Northern Trust Corp.	190,750	12,639

			Market
			Value•
		Shares	($000)
	American Tower
	Corporation	100,482	11,416
^	Bank of Nova Scotia	220,860	10,824
	Mitsubishi UFJ Financial
	Group Inc.	2,379,030	10,604
	US Bancorp	238,160	9,605
	MetLife Inc.	228,583	9,104
	Goldman Sachs Group Inc.	57,380	8,526
	Hartford Financial Services
	Group Inc.	177,010	7,856
	Intercontinental Exchange
	Inc.	29,920	7,658
*	Synchrony Financial	283,990	7,179
	BNP Paribas SA	140,068	6,297
	American International
	Group Inc.	74,700	3,951
	UBS Group AG	266,833	3,458
	American Express Co.	48,961	2,975
	AvalonBay Communities
	Inc.	15,480	2,792
			347,439
Health Care (11.8%)
	Merck & Co. Inc.	870,479	50,148
	Bristol-Myers Squibb Co.	463,470	34,088
	Johnson & Johnson	248,170	30,103
	Medtronic plc	337,690	29,301
	Pfizer Inc.	704,473	24,805
^	AstraZeneca plc ADR	819,298	24,735
	UnitedHealth Group Inc.	139,665	19,721
	Cardinal Health Inc.	221,990	17,317
	Eli Lilly & Co.	179,265	14,117
	Novartis AG	168,067	13,826
	Roche Holding AG	33,296	8,791
*	Celgene Corp.	84,630	8,347
	Baxter International Inc.	158,880	7,185
			282,484
Industrials (7.3%)
	United Parcel Service Inc.
	Class B	268,248	28,896
	Honeywell International
	Inc.	182,584	21,238
	Lockheed Martin Corp.	77,750	19,295
	CSX Corp.	658,982	17,186
	Siemens AG	136,245	13,957
	Caterpillar Inc.	168,771	12,794
	FedEx Corp.	84,080	12,762
	Eaton Corp. plc	200,010	11,947
	Canadian National Railway
	Co.	164,278	9,702
	Boeing Co.	70,870	9,204
	Schneider Electric SE	149,916	8,872
	ABB Ltd. ADR	294,998	5,850
	Raytheon Co.	23,443	3,187
			174,890

		Market
		Value•
	Shares	($000)
Information Technology (8.3%)
Microsoft Corp.	932,664	47,725
* Alphabet Inc. Class A	53,480	37,625
Intel Corp.	1,093,360	35,862
Accenture plc Class A	212,890	24,118
Cisco Systems Inc.	801,876	23,006
Apple Inc.	219,112	20,947
Texas Instruments Inc.	154,620	9,687
		198,970
Materials (1.3%)
International Paper Co.	299,610	12,697
Dow Chemical Co.	181,910	9,043
BHP Billiton plc	502,241	6,318
Monsanto Co.	32,700	3,381
		31,439
Telecommunication Services (1.7%)
Verizon Communications
Inc.	750,180	41,890

Utilities (2.8%)
NextEra Energy Inc.	218,150	28,447
Dominion Resources Inc.	263,160	20,508
Exelon Corp.	400,160	14,550
Duke Energy Corp.	38,656	3,316
		66,821
Total Common Stocks
(Cost $1,218,415)		1,569,022

Vanguard Balanced Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (5.9%)
U.S. Government Securities (5.3%)
United States Treasury Note/Bond	0.625%	7/31/17	8,000	8,009
United States Treasury Note/Bond	1.000%	9/15/17	15,000	15,080
United States Treasury Note/Bond	0.750%	10/31/17	9,200	9,223
United States Treasury Note/Bond	0.875%	3/31/18	750	754
United States Treasury Note/Bond	0.750%	4/30/18	1,500	1,504
United States Treasury Note/Bond	1.000%	5/31/18	5,500	5,543
United States Treasury Note/Bond	1.375%	9/30/18	19,000	19,318
United States Treasury Note/Bond	1.750%	9/30/19	13,000	13,406
United States Treasury Note/Bond	1.375%	2/29/20	2,130	2,170
United States Treasury Note/Bond	1.625%	6/30/20	2,840	2,921
United States Treasury Note/Bond	1.250%	3/31/21	3,000	3,036
United States Treasury Note/Bond	2.000%	2/15/25	11,180	11,700
United States Treasury Note/Bond	2.000%	8/15/25	7,095	7,420
United States Treasury Note/Bond	2.250%	11/15/25	180	192
United States Treasury Note/Bond	1.625%	2/15/26	1,000	1,012
United States Treasury Note/Bond	2.875%	5/15/43	6,738	7,580
United States Treasury Note/Bond	3.375%	5/15/44	4,410	5,439
United States Treasury Note/Bond	3.125%	8/15/44	1,740	2,050
United States Treasury Note/Bond	2.500%	2/15/45	6,210	6,471
United States Treasury Note/Bond	2.875%	8/15/45	1,910	2,145
United States Treasury Note/Bond	2.500%	2/15/46	2,600	2,710
127,683
Conventional Mortgage-Backed Securities (0.4%)
†,1,2 Fannie Mae Pool	4.500%	11/1/33–
		7/1/46	7,784	8,552
[1,2] Freddie Mac Gold Pool	4.000%	9/1/24–
		9/1/41	9	9
†,1,2 Freddie Mac Gold Pool	4.500%	3/1/29–
		7/1/46	1,515	1,669
[1] Ginnie Mae I Pool	7.000%	11/15/31–
		11/15/33	130	151
[1] Ginnie Mae I Pool	8.000%	9/15/30	64	66
				10,447
Nonconventional Mortgage-Backed Securities (0.2%)
[1,2] Fannie Mae REMICS	3.500%	4/25/31	245	265
[1,2] Fannie Mae REMICS	4.000%	9/25/29–
		5/25/31	470	514
[1,2] Freddie Mac REMICS	3.500%	3/15/31	145	157
[1,2] Freddie Mac REMICS	4.000% 12/15/30–
		4/15/31	2,726	3,024
				3,960
Total U.S. Government and Agency Obligations
(Cost $135,791) 142,090
Asset-Backed/Commercial Mortgage-Backed Securities (1.2%)
[3] American Tower Trust I	1.551%	3/15/18	380	377
[3] American Tower Trust I	3.070%	3/15/23	1,100	1,133
[1,3,4] Apidos CDO	2.133%	4/17/26	1,295	1,291
[1,3,4] ARES CLO Ltd.	2.153%	4/17/26	1,200	1,198
[1,3,4] Atlas Senior Loan Fund Ltd.	2.168%	10/15/26	355	355
[1,3,4] Atlas Senior Loan Fund V Ltd.	2.183%	7/16/26	305	304
[1] Banc of America Commercial
Mortgage Trust 2006-5	5.414%	9/10/47	223	223
[1,3,4] Cent CLO	2.124%	7/27/26	420	416
[1,3,4] Cent CLO 20 Ltd.	2.118%	1/25/26	1,300	1,291
[1,3,4] Cent CLO 22 Ltd.	2.112%	11/7/26	935	926
[1,3,4] CIFC Funding Ltd.	2.133%	4/18/25	1,185	1,184
[1] COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	480	511
[1,3,4] Dryden Senior Loan Fund	1.983%	4/18/26	1,165	1,158
[1,3] First Investors Auto Owner Trust
2013-2	1.230%	3/15/19	33	33
[1] Ford Credit Floorplan Master Owner
Trust A Series 2012-2	1.920%	1/15/19	772	776
[1,3] Hilton USA Trust 2013-HLT	2.662%	11/5/30	1,165	1,170
[1,3,4] ING Investment Management Co.	2.133%	4/18/26	1,165	1,164

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[1,4] LB-UBS Commercial
Mortgage Trust 2008-C1	6.248%	4/15/41	703	738
[1,3,4] Limerock CLO	2.133%	4/18/26	1,300	1,290
[1,3,4] Madison Park Funding XII Ltd.	2.083%	1/19/25	755	754
[1,3,4] Madison Park Funding XIII Ltd.	2.134%	7/20/26	920	920
[1,3] OneMain Financial Issuance
Trust 2016-2	4.100%	3/20/28	770	794
[1,3,4] OZLM VI Ltd.	2.183%	4/17/26	955	956
[1] Santander Drive Auto Receivables
Trust 2013-2	2.570%	3/15/19	515	518
[1] Santander Drive Auto Receivables
Trust 2014-2	2.330%	11/15/19	335	338
[3] SBA Tower Trust	2.898%	10/15/19	1,205	1,221
[1,3,4] Seneca Park CLO Ltd.	2.113%	7/17/26	680	679
[1,3,4] SFAVE Commercial Mortgage
Securities Trust 2015-5AVE	4.144%	1/5/43	700	686
[1,3,4] Shackleton CLO Ltd.	2.113%	7/17/26	660	654
[1,3] Springleaf Funding Trust	2.410%	12/15/22	782	783
[1,3] Springleaf Funding Trust	3.160%	11/15/24	1,375	1,382
[1,3] Springleaf Funding Trust 2015-B	3.480%	5/15/28	590	585
[1,3] Springleaf Mortgage Loan Trust
2013-1A	2.310%	6/25/58	220	220
[1,3,4] Symphony CLO XIV Ltd.	2.110%	7/14/26	1,125	1,122
[1,3,4] Thacher Park CLO Ltd.	2.104%	10/20/26	505	503
[1] Utility Debt Securitization Authority
Series 2013T	3.435%	12/15/25	210	229
[1,3] Westlake Automobile Receivables
Trust	0.970%	10/16/17	19	19
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $27,900)				27,901
Corporate Bonds (22.9%)
Finance (8.8%)
Banking (6.8%)
American Express Centurion Bank	6.000%	9/13/17	500	528
American Express Co.	1.550%	5/22/18	1,635	1,644
American Express Credit Corp.	2.375%	3/24/17	1,920	1,940
American Express Credit Corp.	2.125%	7/27/18	1,235	1,256
American Express Credit Corp.	2.250%	8/15/19	800	817
Bank of America Corp.	6.000%	9/1/17	1,010	1,061
Bank of America Corp.	5.750%	12/1/17	500	529
Bank of America Corp.	6.875%	4/25/18	1,250	1,364
Bank of America Corp.	5.625%	7/1/20	85	96
Bank of America Corp.	5.875%	1/5/21	3,000	3,437
Bank of America Corp.	3.300%	1/11/23	120	123
Bank of America Corp.	4.100%	7/24/23	150	160
Bank of America Corp.	4.000%	4/1/24	340	363
Bank of America Corp.	4.000%	1/22/25	875	891
Bank of America Corp.	5.875%	2/7/42	260	328
Bank of America Corp.	5.000%	1/21/44	1,230	1,420
Bank of America Corp.	4.875%	4/1/44	870	992
Bank of America NA	5.300%	3/15/17	2,000	2,054
Bank of Montreal	1.300%	7/15/16	800	800
Bank of Montreal	2.500%	1/11/17	2,030	2,045
Bank of New York Mellon Corp.	2.150%	2/24/20	1,580	1,615
Bank of New York Mellon Corp.	3.000%	2/24/25	720	760
Bank of Nova Scotia	2.050%	10/30/18	1,600	1,626
Bank of Nova Scotia	2.800%	7/21/21	750	784
[3] Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	1,390	1,391
[3] Banque Federative du Credit Mutuel
SA	2.750%	10/15/20	1,200	1,241
[3] Barclays Bank plc	6.050%	12/4/17	1,400	1,467
Barclays Bank plc	5.140%	10/14/20	160	170
BB&T Corp.	4.900%	6/30/17	1,000	1,034
Bear Stearns Cos. LLC	6.400%	10/2/17	235	250
Bear Stearns Cos. LLC	7.250%	2/1/18	425	463
BNP Paribas SA	2.400%	12/12/18	1,300	1,326
BNP Paribas SA	3.250%	3/3/23	305	317
BPCE SA	2.500%	12/10/18	220	224

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	BPCE SA	2.500%	7/15/19	1,400	1,431
	BPCE SA	4.000%	4/15/24	775	849
[3]	BPCE SA	5.150%	7/21/24	1,260	1,320
	Capital One Bank USA NA	2.150%	11/21/18	1,215	1,227
	Capital One Financial Corp.	4.750%	7/15/21	400	445
	Capital One Financial Corp.	3.750%	4/24/24	1,305	1,362
	Capital One Financial Corp.	3.200%	2/5/25	1,050	1,061
	Capital One Financial Corp.	4.200%	10/29/25	310	317
	Citigroup Inc.	1.750%	5/1/18	500	502
	Citigroup Inc.	2.500%	9/26/18	500	510
	Citigroup Inc.	2.550%	4/8/19	1,800	1,837
	Citigroup Inc.	2.500%	7/29/19	965	983
	Citigroup Inc.	2.400%	2/18/20	800	808
	Citigroup Inc.	4.500%	1/14/22	1,975	2,184
	Citigroup Inc.	6.625%	6/15/32	2,000	2,448
	Citigroup Inc.	8.125%	7/15/39	101	158
	Citigroup Inc.	5.300%	5/6/44	270	292
	Compass Bank	2.750%	9/29/19	375	371
	Cooperatieve Rabobank UA	2.250%	1/14/19	1,350	1,376
[3]	Credit Agricole SA	2.500%	4/15/19	1,460	1,494
	Credit Suisse	1.750%	1/29/18	840	841
	Credit Suisse	2.300%	5/28/19	2,845	2,883
	Credit Suisse	3.000%	10/29/21	735	752
	Credit Suisse	3.625%	9/9/24	250	258
	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	9/15/22	1,335	1,343
	Credit Suisse Group Funding
	Guernsey Ltd.	3.750%	3/26/25	1,595	1,565
	Deutsche Bank AG	2.500%	2/13/19	465	466
	Fifth Third Bank	2.875%	10/1/21	425	440
	Fifth Third Bank	3.850%	3/15/26	830	870
	Goldman Sachs Group Inc.	5.950%	1/18/18	1,325	1,415
	Goldman Sachs Group Inc.	2.375%	1/22/18	555	563
	Goldman Sachs Group Inc.	5.375%	3/15/20	405	451
	Goldman Sachs Group Inc.	2.600%	4/23/20	170	173
	Goldman Sachs Group Inc.	6.000%	6/15/20	3,350	3,819
	Goldman Sachs Group Inc.	5.250%	7/27/21	865	975
	Goldman Sachs Group Inc.	5.750%	1/24/22	360	417
	Goldman Sachs Group Inc.	3.625%	1/22/23	1,205	1,264
	Goldman Sachs Group Inc.	6.450%	5/1/36	2,000	2,358
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,360	1,679
	Goldman Sachs Group Inc.	4.750%	10/21/45	680	750
[3]	HSBC Bank plc	4.750%	1/19/21	1,700	1,877
	HSBC Holdings plc	3.400%	3/8/21	1,535	1,581
	HSBC Holdings plc	4.000%	3/30/22	2,395	2,564
	HSBC Holdings plc	3.600%	5/23/23	1,600	1,635
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,194
	HSBC Holdings plc	6.100%	1/14/42	375	481
	HSBC Holdings plc	5.250%	3/14/44	440	464
	HSBC USA Inc.	1.625%	1/16/18	1,005	1,002
	HSBC USA Inc.	2.350%	3/5/20	1,825	1,825
	HSBC USA Inc.	3.500%	6/23/24	800	824
	Huntington Bancshares Inc.	3.150%	3/14/21	800	831
	Huntington National Bank	2.200%	4/1/19	560	567
	Huntington National Bank	2.400%	4/1/20	1,160	1,178
[3]	ING Bank NV	3.750%	3/7/17	600	610
[3]	ING Bank NV	1.800%	3/16/18	1,340	1,346
	JPMorgan Chase & Co.	6.300%	4/23/19	465	523
	JPMorgan Chase & Co.	4.950%	3/25/20	650	719
	JPMorgan Chase & Co.	4.350%	8/15/21	4,862	5,348
	JPMorgan Chase & Co.	4.500%	1/24/22	495	549
	JPMorgan Chase & Co.	3.250%	9/23/22	970	1,013
	JPMorgan Chase & Co.	3.375%	5/1/23	875	890
	JPMorgan Chase & Co.	3.875%	2/1/24	800	865
	JPMorgan Chase & Co.	3.900%	7/15/25	370	398
	JPMorgan Chase & Co.	4.125%	12/15/26	765	807
	JPMorgan Chase & Co.	4.250%	10/1/27	1,895	1,994
	JPMorgan Chase & Co.	5.400%	1/6/42	750	930
	JPMorgan Chase & Co.	5.625%	8/16/43	400	470

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	4.950%	6/1/45	400	440
[3]	Macquarie Bank Ltd.	2.400%	1/21/20	330	332
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	495	502
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	685	704
	Morgan Stanley	5.450%	1/9/17	1,000	1,023
	Morgan Stanley	1.875%	1/5/18	255	256
	Morgan Stanley	2.125%	4/25/18	1,375	1,387
	Morgan Stanley	2.500%	1/24/19	2,500	2,548
	Morgan Stanley	5.625%	9/23/19	645	715
	Morgan Stanley	5.750%	1/25/21	1,740	1,986
	Morgan Stanley	2.500%	4/21/21	1,175	1,185
	Morgan Stanley	3.700%	10/23/24	750	785
	Morgan Stanley	6.250%	8/9/26	3,000	3,767
	Morgan Stanley	4.300%	1/27/45	850	896
	National City Corp.	6.875%	5/15/19	1,000	1,131
[3]	Nationwide Building Society	2.350%	1/21/20	785	800
	Northern Trust Corp.	3.450%	11/4/20	255	273
	PNC Bank NA	4.875%	9/21/17	1,500	1,559
	PNC Bank NA	3.300%	10/30/24	460	490
	PNC Bank NA	2.950%	2/23/25	1,105	1,153
	PNC Bank NA	4.200%	11/1/25	255	289
	PNC Financial Services Group Inc.	3.900%	4/29/24	580	623
	Santander Bank NA	2.000%	1/12/18	715	714
	Santander Holdings USA Inc.	2.700%	5/24/19	800	803
	Santander Holdings USA Inc.	2.650%	4/17/20	580	575
	Santander Issuances SAU	5.179%	11/19/25	800	797
[3]	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	1,600	1,640
	State Street Corp.	5.375%	4/30/17	2,775	2,879
	SunTrust Bank	3.300%	5/15/26	340	345
	Svenska Handelsbanken AB	2.875%	4/4/17	1,000	1,014
	Synchrony Financial	3.000%	8/15/19	1,055	1,075
	Synchrony Financial	2.700%	2/3/20	405	406
	UBS AG	1.800%	3/26/18	1,020	1,029
[3]	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	1,160	1,185
	US Bancorp	3.700%	1/30/24	1,560	1,721
	Wachovia Corp.	7.500%	4/15/35	1,000	1,393
	Wells Fargo & Co.	5.625%	12/11/17	820	872
	Wells Fargo & Co.	2.150%	1/15/19	2,915	2,975
	Wells Fargo & Co.	3.000%	1/22/21	505	529
	Wells Fargo & Co.	3.500%	3/8/22	640	686
	Wells Fargo & Co.	3.450%	2/13/23	930	960
	Wells Fargo & Co.	4.480%	1/16/24	1,199	1,308
	Wells Fargo & Co.	3.000%	2/19/25	890	911
	Wells Fargo & Co.	3.550%	9/29/25	860	917
	Wells Fargo & Co.	3.000%	4/22/26	1,045	1,062
	Wells Fargo & Co.	5.606%	1/15/44	2,276	2,727
	Wells Fargo & Co.	4.900%	11/17/45	515	564
	Wells Fargo & Co.	4.400%	6/14/46	500	506

	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	305	343

	Finance Companies (0.4%)
[3]	GE Capital International Funding Co.	2.342%	11/15/20	1,192	1,232
[3]	GE Capital International Funding Co.	3.373%	11/15/25	3,460	3,775
[3]	GE Capital International Funding Co.	4.418%	11/15/35	4,635	5,193

	Insurance (1.4%)
	Aetna Inc.	1.750%	5/15/17	60	60
	Aetna Inc.	3.950%	9/1/20	140	151
	Aetna Inc.	2.800%	6/15/23	550	561
	Aetna Inc.	3.200%	6/15/26	1,195	1,226
	Aetna Inc.	4.250%	6/15/36	760	786
[1]	Allstate Corp.	6.125%	5/15/67	1,000	880
	Anthem Inc.	2.300%	7/15/18	375	381
	Anthem Inc.	3.125%	5/15/22	1,610	1,665
	Anthem Inc.	3.300%	1/15/23	1,100	1,137
	Anthem Inc.	4.650%	8/15/44	276	295
	Berkshire Hathaway Inc.	2.750%	3/15/23	1,050	1,085

Vanguard Balanced Portfolio

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Berkshire Hathaway Inc.	3.125%	3/15/26	715	750
	Chubb INA Holdings Inc.	5.800%	3/15/18	1,295	1,390
	Chubb INA Holdings Inc.	2.300%	11/3/20	170	175
	Chubb INA Holdings Inc.	3.350%	5/15/24	555	591
	Chubb INA Holdings Inc.	4.350%	11/3/45	800	917
	Cigna Corp.	3.250%	4/15/25	1,730	1,769
	CNA Financial Corp.	3.950%	5/15/24	135	143
[3]	Five Corners Funding Trust	4.419%	11/15/23	210	228
[3]	Liberty Mutual Group Inc.	4.250%	6/15/23	360	382
	Loews Corp.	2.625%	5/15/23	440	443
[1,3] Massachusetts Mutual Life
	Insurance Co.	7.625%	11/15/23	2,000	2,484
	MetLife Inc.	1.903%	12/15/17	225	227
	MetLife Inc.	3.600%	4/10/24	580	612
	MetLife Inc.	4.125%	8/13/42	145	144
	MetLife Inc.	4.875%	11/13/43	530	583
[3]	Metropolitan Life Global Funding I	1.500%	1/10/18	1,480	1,488
[3]	Metropolitan Life Global Funding I	1.875%	6/22/18	950	960
[3]	New York Life Global Funding	1.650%	5/15/17	600	604
[3]	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,581
[3]	QBE Insurance Group Ltd.	2.400%	5/1/18	235	237
[3]	Teachers Insurance & Annuity
	Association of America	4.900%	9/15/44	375	418
	UnitedHealth Group Inc.	6.000%	6/15/17	500	524
	UnitedHealth Group Inc.	6.000%	2/15/18	700	755
	UnitedHealth Group Inc.	3.875%	10/15/20	601	656
	UnitedHealth Group Inc.	2.875%	3/15/22	27	28
	UnitedHealth Group Inc.	2.875%	3/15/23	1,175	1,219
	UnitedHealth Group Inc.	3.100%	3/15/26	430	451
	UnitedHealth Group Inc.	4.625%	7/15/35	815	946
	UnitedHealth Group Inc.	4.250%	3/15/43	1,600	1,742
	UnitedHealth Group Inc.	4.750%	7/15/45	760	916

	Other Finance (0.1%)
[3]	LeasePlan Corp. NV	2.875%	1/22/19	970	971

	Real Estate Investment Trusts (0.1%)
	AvalonBay Communities Inc.	3.625%	10/1/20	520	556
	Duke Realty LP	6.500%	1/15/18	210	225
	Realty Income Corp.	4.650%	8/1/23	640	704
[3]	WEA Finance LLC / Westfield UK
	& Europe Finance plc	1.750%	9/15/17	375	376
[3]	WEA Finance LLC / Westfield UK
	& Europe Finance plc	2.700%	9/17/19	1,330	1,357
211,017
Industrial (11.7%)
	Basic Industry (0.1%)
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	750	818
	CF Industries Inc.	5.375%	3/15/44	880	836
	LyondellBasell Industries NV	4.625%	2/26/55	650	636
	Monsanto Co.	4.700%	7/15/64	230	208
	Rio Tinto Finance USA plc	3.500%	3/22/22	325	341

	Capital Goods (1.1%)
[3]	BAE Systems Holdings Inc.	2.850%	12/15/20	160	164
[3]	BAE Systems Holdings Inc.	3.850%	12/15/25	285	303
	Caterpillar Financial Services Corp.	2.625%	3/1/23	1,360	1,396
	Caterpillar Inc.	3.900%	5/27/21	1,170	1,292
	Caterpillar Inc.	2.600%	6/26/22	705	727
	Caterpillar Inc.	3.400%	5/15/24	810	871
	Caterpillar Inc.	4.300%	5/15/44	745	818
	General Dynamics Corp.	3.875%	7/15/21	355	391
	General Electric Capital Corp.	4.625%	1/7/21	321	364
	General Electric Capital Corp.	5.300%	2/11/21	228	264
	General Electric Capital Corp.	3.150%	9/7/22	967	1,038
	General Electric Capital Corp.	3.100%	1/9/23	360	384
	General Electric Capital Corp.	6.750%	3/15/32	135	189
	General Electric Capital Corp.	6.150%	8/7/37	633	876
	General Electric Capital Corp.	5.875%	1/14/38	443	601

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	6.875%	1/10/39	187	282
	General Electric Co.	2.700%	10/9/22	210	219
	General Electric Co.	4.125%	10/9/42	320	352
	General Electric Co.	4.500%	3/11/44	1,050	1,218
	Honeywell International Inc.	4.250%	3/1/21	1,002	1,126
	Illinois Tool Works Inc.	3.500%	3/1/24	1,295	1,425
	John Deere Capital Corp.	2.250%	4/17/19	1,465	1,508
	John Deere Capital Corp.	1.700%	1/15/20	520	524
	Lockheed Martin Corp.	2.900%	3/1/25	610	632
	Lockheed Martin Corp.	4.500%	5/15/36	211	239
	Lockheed Martin Corp.	4.700%	5/15/46	520	610
	Parker-Hannifin Corp.	4.450%	11/21/44	450	532
[3]	Siemens Financieringsmaatschappij NV	5.750%	10/17/16	2,225	2,256
[3]	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	800	848
[3]	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	800	913
	United Technologies Corp.	3.100%	6/1/22	535	570
	United Technologies Corp.	7.500%	9/15/29	770	1,135
	United Technologies Corp.	6.050%	6/1/36	675	899
	United Technologies Corp.	4.500%	6/1/42	325	373

	Communication (1.9%)
	21st Century Fox America Inc.	3.000%	9/15/22	245	256
	America Movil SAB de CV	3.125%	7/16/22	1,880	1,923
	America Movil SAB de CV	6.125%	3/30/40	530	642
	American Tower Corp.	3.450%	9/15/21	1,125	1,167
	AT&T Inc.	1.400%	12/1/17	1,090	1,091
	AT&T Inc.	5.600%	5/15/18	1,000	1,076
	AT&T Inc.	2.300%	3/11/19	295	301
	AT&T Inc.	5.200%	3/15/20	255	289
	AT&T Inc.	4.600%	2/15/21	100	110
	AT&T Inc.	6.450%	6/15/34	845	1,013
	AT&T Inc.	4.750%	5/15/46	645	663
	CBS Corp.	4.300%	2/15/21	675	734
	Comcast Corp.	3.600%	3/1/24	550	603
	Comcast Corp.	4.250%	1/15/33	1,032	1,139
	Comcast Corp.	4.200%	8/15/34	620	681
	Comcast Corp.	5.650%	6/15/35	110	141
	Comcast Corp.	4.400%	8/15/35	700	785
	Comcast Corp.	6.500%	11/15/35	115	158
	Comcast Corp.	6.400%	5/15/38	120	165
	Comcast Corp.	4.650%	7/15/42	1,290	1,481
	Comcast Corp.	4.500%	1/15/43	500	561
	Comcast Corp.	4.750%	3/1/44	525	613
	Comcast Corp.	4.600%	8/15/45	845	971
[3]	Cox Communications Inc.	4.800%	2/1/35	1,540	1,435
[3]	Deutsche Telekom International
	Finance BV	4.875%	3/6/42	705	823
	Discovery Communications LLC	5.625%	8/15/19	80	88
	Discovery Communications LLC	5.050%	6/1/20	420	459
	Grupo Televisa SAB	6.625%	1/15/40	630	712
	Grupo Televisa SAB	6.125%	1/31/46	410	444
[3]	GTP Acquisition Partners I LLC	2.350%	6/15/20	580	593
[3]	NBCUniversal Enterprise Inc.	1.974%	4/15/19	2,530	2,586
	NBCUniversal Media LLC	4.375%	4/1/21	600	669
	NBCUniversal Media LLC	2.875%	1/15/23	240	252
	Omnicom Group Inc.	3.600%	4/15/26	660	690
	Orange SA	4.125%	9/14/21	1,740	1,919
	Orange SA	9.000%	3/1/31	530	818
[3]	SBA Tower Trust	2.933%	12/15/17	840	841
[3]	Sky plc	2.625%	9/16/19	975	991
[3]	Sky plc	3.750%	9/16/24	1,435	1,492
	Time Warner Cable Inc.	5.850%	5/1/17	1,030	1,066
	Time Warner Cable Inc.	8.750%	2/14/19	25	29
	Time Warner Cable Inc.	8.250%	4/1/19	364	423
	Time Warner Entertainment Co. LP	8.375%	3/15/23	95	123
	Time Warner Inc.	4.875%	3/15/20	700	775
	Time Warner Inc.	4.750%	3/29/21	350	393
	Time Warner Inc.	6.500%	11/15/36	620	772
	Verizon Communications Inc.	4.500%	9/15/20	1,280	1,421

Vanguard Balanced Portfolio

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	3.500%	11/1/21	1,040	1,119
	Verizon Communications Inc.	6.400%	9/15/33	2,230	2,849
	Verizon Communications Inc.	5.850%	9/15/35	475	575
	Verizon Communications Inc.	6.900%	4/15/38	290	386
	Verizon Communications Inc.	4.750%	11/1/41	290	312
	Verizon Communications Inc.	6.550%	9/15/43	710	959
	Verizon Communications Inc.	4.862%	8/21/46	1,821	1,980
	Walt Disney Co.	4.125%	6/1/44	560	633

	Consumer Cyclical (1.5%)
	Amazon.com Inc.	2.500%	11/29/22	885	916
	Amazon.com Inc.	4.800%	12/5/34	995	1,171
	Amazon.com Inc.	4.950%	12/5/44	580	708
[3]	American Honda Finance Corp.	1.500%	9/11/17	490	493
[3]	American Honda Finance Corp.	1.600%	2/16/18	810	818
	American Honda Finance Corp.	2.125%	10/10/18	1,110	1,139
	AutoZone Inc.	3.700%	4/15/22	1,371	1,461
	AutoZone Inc.	3.125%	7/15/23	600	621
[3]	BMW US Capital LLC	2.000%	4/11/21	585	589
[3]	BMW US Capital LLC	2.800%	4/11/26	271	278
	CVS Health Corp.	2.750%	12/1/22	965	997
	CVS Health Corp.	4.875%	7/20/35	565	670
	CVS Health Corp.	5.125%	7/20/45	1,310	1,624
[3]	Daimler Finance North America LLC	2.375%	8/1/18	900	919
[3]	Daimler Finance North America LLC	2.250%	7/31/19	1,575	1,612
	Daimler Finance North America LLC	8.500%	1/18/31	1,000	1,621
	Ford Motor Credit Co. LLC	2.375%	3/12/19	900	912
	Ford Motor Credit Co. LLC	3.157%	8/4/20	975	1,008
	Home Depot Inc.	2.250%	9/10/18	975	1,004
	Home Depot Inc.	2.700%	4/1/23	720	755
	Home Depot Inc.	4.400%	3/15/45	780	901
	Lowe’s Cos. Inc.	6.875%	2/15/28	710	979
	Lowe’s Cos. Inc.	6.500%	3/15/29	1,000	1,366
	McDonald’s Corp.	2.625%	1/15/22	195	202
	McDonald’s Corp.	3.250%	6/10/24	140	149
[3]	Nissan Motor Acceptance Corp.	1.950%	9/12/17	1,186	1,196
[3]	Nissan Motor Acceptance Corp.	1.800%	3/15/18	1,100	1,109
[3]	Nissan Motor Acceptance Corp.	2.650%	9/26/18	585	599
	PACCAR Financial Corp.	1.600%	3/15/17	752	757
	Toyota Motor Credit Corp.	1.750%	5/22/17	1,200	1,209
	Toyota Motor Credit Corp.	1.250%	10/5/17	900	903
[3]	Volkswagen Group of America
	Finance LLC	2.450%	11/20/19	440	446
	Wal-Mart Stores Inc.	3.250%	10/25/20	742	802
	Wal-Mart Stores Inc.	4.250%	4/15/21	1,000	1,133
	Wal-Mart Stores Inc.	2.550%	4/11/23	1,250	1,303
	Wal-Mart Stores Inc.	5.625%	4/15/41	2,790	3,745
	Wal-Mart Stores Inc.	4.300%	4/22/44	525	613

	Consumer Noncyclical (4.0%)
	AbbVie Inc.	1.750%	11/6/17	775	780
	Actavis Funding SCS	3.000%	3/12/20	985	1,014
	Actavis Funding SCS	3.450%	3/15/22	950	987
	Actavis Funding SCS	3.800%	3/15/25	130	135
	Actavis Funding SCS	4.550%	3/15/35	245	254
	Actavis Funding SCS	4.850%	6/15/44	450	475
	Altria Group Inc.	4.750%	5/5/21	590	673
	Altria Group Inc.	2.850%	8/9/22	455	477
	Altria Group Inc.	4.500%	5/2/43	385	436
	AmerisourceBergen Corp.	3.500%	11/15/21	1,310	1,402
	Amgen Inc.	3.875%	11/15/21	310	338
[3]	Amgen Inc.	5.150%	11/15/41	945	1,076
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	2,000	2,102
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	1,805	1,929
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	4,140	4,658
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	2,640	3,096
	Anheuser-Busch InBev Worldwide Inc. 2.500%		7/15/22	4,615	4,689
	Anheuser-Busch InBev Worldwide Inc. 3.750%		7/15/42	520	522
	AstraZeneca plc	1.950%	9/18/19	390	395

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	AstraZeneca plc	2.375%	11/16/20	1,180	1,203
	AstraZeneca plc	6.450%	9/15/37	615	838
	AstraZeneca plc	4.375%	11/16/45	800	874
[1,3,4] Avery Point IV CLO Ltd.		2.158%	4/25/26	1,190	1,190
[3]	BAT International Finance plc	2.750%	6/15/20	550	572
[3]	BAT International Finance plc	3.250%	6/7/22	1,480	1,572
[3]	BAT International Finance plc	3.500%	6/15/22	235	253
[3]	Bayer US Finance LLC	2.375%	10/8/19	200	204
[3]	Bayer US Finance LLC	3.000%	10/8/21	1,980	2,067
[3]	Bayer US Finance LLC	3.375%	10/8/24	295	304
	Biogen Inc.	2.900%	9/15/20	550	573
	Bristol-Myers Squibb Co.	3.250%	11/1/23	990	1,093
	Cardinal Health Inc.	1.700%	3/15/18	75	76
	Cardinal Health Inc.	2.400%	11/15/19	625	640
	Cardinal Health Inc.	3.200%	3/15/23	1,065	1,116
	Cardinal Health Inc.	3.500%	11/15/24	580	617
	Cardinal Health Inc.	4.500%	11/15/44	665	698
[3]	Cargill Inc.	4.307%	5/14/21	2,092	2,305
[3]	Cargill Inc.	6.875%	5/1/28	645	845
[3]	Cargill Inc.	4.760%	11/23/45	1,560	1,814
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	55	55
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	255	260
[1]	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	461	465
	Celgene Corp.	2.250%	5/15/19	160	163
	Celgene Corp.	3.550%	8/15/22	475	497
	Coca-Cola Co.	3.300%	9/1/21	300	326
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	500	531
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	768	781
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	850	911
	Colgate-Palmolive Co.	7.600%	5/19/25	480	660
	Diageo Capital plc	2.625%	4/29/23	1,230	1,269
	Diageo Investment Corp.	2.875%	5/11/22	525	550
	Dignity Health California GO	2.637%	11/1/19	140	144
	Dignity Health California GO	3.812%	11/1/24	300	323
	Eli Lilly & Co.	3.700%	3/1/45	635	677
[3]	EMD Finance LLC	2.950%	3/19/22	605	620
[3]	EMD Finance LLC	3.250%	3/19/25	1,200	1,226
[3]	Forest Laboratories Inc.	4.875%	2/15/21	575	638
	Gilead Sciences Inc.	2.550%	9/1/20	615	637
	Gilead Sciences Inc.	3.700%	4/1/24	1,010	1,094
	Gilead Sciences Inc.	3.500%	2/1/25	560	598
	Gilead Sciences Inc.	4.500%	2/1/45	695	755
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	385	404
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,526
[3]	Imperial Tobacco Finance plc	3.750%	7/21/22	530	561
[3]	Japan Tobacco Inc.	2.100%	7/23/18	545	552
	Kaiser Foundation Hospitals	3.500%	4/1/22	560	603
	Kaiser Foundation Hospitals	4.875%	4/1/42	365	440
	Kraft Foods Group Inc.	2.250%	6/5/17	295	298
[3]	Kraft Heinz Foods Co.	5.000%	7/15/35	230	263
[3]	Kraft Heinz Foods Co.	4.375%	6/1/46	710	746
	Kroger Co.	3.850%	8/1/23	270	297
	Kroger Co.	4.000%	2/1/24	540	600
	McKesson Corp.	2.700%	12/15/22	195	198
	McKesson Corp.	2.850%	3/15/23	190	193
	McKesson Corp.	3.796%	3/15/24	305	330
	Medtronic Inc.	1.375%	4/1/18	225	226
	Medtronic Inc.	2.500%	3/15/20	935	970
	Medtronic Inc.	3.150%	3/15/22	1,290	1,375
	Medtronic Inc.	3.625%	3/15/24	270	297
	Medtronic Inc.	3.500%	3/15/25	2,196	2,402
	Medtronic Inc.	4.375%	3/15/35	249	281
	Memorial Sloan-Kettering Cancer
	Center	4.200%	7/1/55	405	460
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	275	306
	Merck & Co. Inc.	2.350%	2/10/22	790	814
	Merck & Co. Inc.	2.800%	5/18/23	1,175	1,230
	Merck & Co. Inc.	2.750%	2/10/25	1,210	1,266

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Merck & Co. Inc.	4.150%	5/18/43	760	851
	Molson Coors Brewing Co.	3.500%	5/1/22	690	732
	Molson Coors Brewing Co.	5.000%	5/1/42	160	179
	New York & Presbyterian Hospital	4.024%	8/1/45	735	801
	Novartis Capital Corp.	3.400%	5/6/24	415	454
	Novartis Capital Corp.	4.400%	5/6/44	640	774
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	50	53
	PepsiCo Inc.	3.125%	11/1/20	330	353
	PepsiCo Inc.	2.750%	3/5/22	670	702
	PepsiCo Inc.	4.000%	3/5/42	845	904
	Pfizer Inc.	6.200%	3/15/19	1,400	1,582
	Pfizer Inc.	3.000%	6/15/23	755	805
	Philip Morris International Inc.	4.500%	3/26/20	250	279
	Philip Morris International Inc.	4.125%	5/17/21	1,025	1,141
	Philip Morris International Inc.	2.500%	8/22/22	575	591
	Philip Morris International Inc.	2.625%	3/6/23	1,150	1,190
[1]	Procter & Gamble - Esop	9.360%	1/1/21	996	1,205
[3]	Roche Holdings Inc.	6.000%	3/1/19	181	204
[3]	Roche Holdings Inc.	2.875%	9/29/21	850	901
[3]	SABMiller Holdings Inc.	2.450%	1/15/17	400	403
[3]	SABMiller Holdings Inc.	3.750%	1/15/22	400	429
	Sanofi	4.000%	3/29/21	1,130	1,248
[3]	Sigma Alimentos SA de CV	4.125%	5/2/26	510	516
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	500	717
	Unilever Capital Corp.	4.250%	2/10/21	2,805	3,133

	Energy (1.9%)
[3]	BG Energy Capital plc	4.000%	10/15/21	980	1,064
	BP Capital Markets plc	1.846%	5/5/17	650	654
	BP Capital Markets plc	4.750%	3/10/19	795	861
	BP Capital Markets plc	2.315%	2/13/20	160	164
	BP Capital Markets plc	4.500%	10/1/20	400	443
	BP Capital Markets plc	3.062%	3/17/22	1,100	1,147
	BP Capital Markets plc	3.245%	5/6/22	650	683
	BP Capital Markets plc	2.500%	11/6/22	500	504
	BP Capital Markets plc	3.994%	9/26/23	420	454
	BP Capital Markets plc	3.814%	2/10/24	1,700	1,823
	BP Capital Markets plc	3.506%	3/17/25	1,280	1,354
	Chevron Corp.	3.191%	6/24/23	1,235	1,309
	ConocoPhillips	5.200%	5/15/18	1,500	1,599
	ConocoPhillips	5.750%	2/1/19	200	220
	ConocoPhillips	6.000%	1/15/20	95	108
	ConocoPhillips Co.	2.875%	11/15/21	686	699
	ConocoPhillips Co.	3.350%	11/15/24	1,040	1,071
	ConocoPhillips Co.	3.350%	5/15/25	245	251
	ConocoPhillips Co.	4.300%	11/15/44	1,570	1,587
	Devon Energy Corp.	3.250%	5/15/22	495	480
	Devon Energy Corp.	5.850%	12/15/25	250	276
	Devon Energy Corp.	5.600%	7/15/41	270	260
	Devon Energy Corp.	5.000%	6/15/45	355	330
	Dominion Gas Holdings LLC	3.550%	11/1/23	470	496
	EOG Resources Inc.	5.625%	6/1/19	425	469
	Exxon Mobil Corp.	2.222%	3/1/21	380	392
	Exxon Mobil Corp.	2.726%	3/1/23	320	334
	Exxon Mobil Corp.	3.043%	3/1/26	225	238
	Exxon Mobil Corp.	4.114%	3/1/46	320	360
	Halliburton Co.	3.500%	8/1/23	1,980	2,053
	Noble Energy Inc.	4.150%	12/15/21	425	448
	Occidental Petroleum Corp.	4.100%	2/1/21	1,120	1,228
	Occidental Petroleum Corp.	2.700%	2/15/23	250	255
	Occidental Petroleum Corp.	3.400%	4/15/26	790	833
	Occidental Petroleum Corp.	4.400%	4/15/46	625	688
	Phillips 66	4.875%	11/15/44	280	306
[3]	Schlumberger Holdings Corp.	3.000%	12/21/20	800	832
[3]	Schlumberger Investment SA	2.400%	8/1/22	630	632
	Schlumberger Investment SA	3.650%	12/1/23	1,120	1,201
	Shell International Finance BV	4.375%	3/25/20	800	877
	Shell International Finance BV	2.250%	11/10/20	1,600	1,638

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Shell International Finance BV	4.125%	5/11/35	1,200	1,284
	Shell International Finance BV	5.500%	3/25/40	345	428
	Shell International Finance BV	4.375%	5/11/45	2,150	2,338
	Suncor Energy Inc.	6.100%	6/1/18	400	430
	Suncor Energy Inc.	3.600%	12/1/24	625	652
	Suncor Energy Inc.	5.950%	12/1/34	500	592
	Sunoco Logistics Partners
	Operations LP	4.400%	4/1/21	1,225	1,284
	Total Capital International SA	1.550%	6/28/17	1,365	1,371
	Total Capital International SA	2.700%	1/25/23	885	907
	Total Capital International SA	3.750%	4/10/24	1,400	1,535
	Total Capital SA	2.125%	8/10/18	850	868
	TransCanada PipeLines Ltd.	3.800%	10/1/20	1,220	1,302
	TransCanada PipeLines Ltd.	4.875%	1/15/26	1,255	1,435

	Other Industrial (0.0%)
[3]	Hutchison Whampoa International
	11 Ltd.	3.500%	1/13/17	305	309
[1]	Johns Hopkins University Maryland
	GO	4.083%	7/1/53	690	766

	Technology (0.6%)
	Apple Inc.	2.850%	5/6/21	1,100	1,163
	Apple Inc.	3.450%	5/6/24	1,000	1,083
	Apple Inc.	3.850%	5/4/43	430	431
	Apple Inc.	4.450%	5/6/44	120	131
	Cisco Systems Inc.	4.450%	1/15/20	605	668
	Cisco Systems Inc.	2.900%	3/4/21	320	340
	Intel Corp.	4.100%	5/19/46	1,360	1,414
	International Business Machines Corp.	3.375%	8/1/23	1,750	1,899
	International Business Machines Corp.	5.875%	11/29/32	1,250	1,624
	Microsoft Corp.	2.375%	2/12/22	635	656
	Microsoft Corp.	3.625%	12/15/23	500	554
	Microsoft Corp.	2.700%	2/12/25	760	784
	Microsoft Corp.	3.125%	11/3/25	845	904
	Microsoft Corp.	3.500%	2/12/35	605	623
	Microsoft Corp.	4.450%	11/3/45	380	429
	Oracle Corp.	2.800%	7/8/21	375	394
	Oracle Corp.	2.500%	5/15/22	1,210	1,238
	Oracle Corp.	2.950%	5/15/25	355	368

	Transportation (0.6%)
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	565	596
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	1,630	1,813
[1]	Continental Airlines 2007-1 Class A
	Pass Through Trust	5.983%	10/19/23	726	813
[3]	ERAC USA Finance LLC	2.750%	3/15/17	205	207
[3]	ERAC USA Finance LLC	2.350%	10/15/19	610	622
[3]	ERAC USA Finance LLC	4.500%	8/16/21	325	360
[3]	ERAC USA Finance LLC	3.300%	10/15/22	40	42
[3]	ERAC USA Finance LLC	7.000%	10/15/37	1,150	1,560
[1]	Federal Express Corp. 1998
	Pass Through Trust	6.720%	1/15/22	908	1,026
	FedEx Corp.	2.700%	4/15/23	255	261
	FedEx Corp.	4.900%	1/15/34	230	261
	FedEx Corp.	3.875%	8/1/42	120	117
	FedEx Corp.	4.100%	4/15/43	500	506
	FedEx Corp.	5.100%	1/15/44	340	395
	FedEx Corp.	4.550%	4/1/46	415	450
[3]	Kansas City Southern	4.950%	8/15/45	1,040	1,164
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,584
	Southwest Airlines Co.	5.750%	12/15/16	1,500	1,531
[1]	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	382	431
	United Parcel Service Inc.	2.450%	10/1/22	425	440
	United Parcel Service Inc.	4.875%	11/15/40	460	580
280,937

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Utilities (2.4%)
	Electric (2.2%)
	Alabama Power Co.	5.550%	2/1/17	585	599
	Alabama Power Co.	3.750%	3/1/45	630	656
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,266
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,000	1,324
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	575	791
	Commonwealth Edison Co.	5.950%	8/15/16	770	774
	Commonwealth Edison Co.	4.350%	11/15/45	220	251
	Connecticut Light & Power Co.	5.650%	5/1/18	465	503
	Consolidated Edison Co. of
	New York Inc.	5.500%	9/15/16	700	706
	Consolidated Edison Co. of
	New York Inc.	5.300%	12/1/16	890	906
	Consolidated Edison Co. of
	New York Inc.	4.500%	12/1/45	980	1,118
	Consolidated Edison Co. of
	New York Inc.	4.625%	12/1/54	1,365	1,566
	Delmarva Power & Light Co.	3.500%	11/15/23	305	330
[4]	Dominion Resources Inc.	2.962%	7/1/19	495	504
	Dominion Resources Inc.	5.200%	8/15/19	750	831
	Dominion Resources Inc.	3.625%	12/1/24	1,515	1,595
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	293
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	631
	Duke Energy Carolinas LLC	3.900%	6/15/21	1,090	1,203
	Duke Energy Carolinas LLC	6.100%	6/1/37	391	520
	Duke Energy Corp.	4.800%	12/15/45	1,200	1,390
	Duke Energy Florida LLC	6.350%	9/15/37	200	283
	Duke Energy Progress LLC	6.300%	4/1/38	365	508
	Duke Energy Progress LLC	4.200%	8/15/45	845	949
	Eversource Energy	4.500%	11/15/19	90	99
	Eversource Energy	3.150%	1/15/25	110	115
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,262
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,216
	Florida Power & Light Co.	5.950%	2/1/38	785	1,078
	Georgia Power Co.	5.400%	6/1/18	1,165	1,256
	Georgia Power Co.	5.950%	2/1/39	218	283
	Georgia Power Co.	5.400%	6/1/40	1,163	1,434
	Georgia Power Co.	4.750%	9/1/40	168	192
	Georgia Power Co.	4.300%	3/15/42	950	1,040
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	1,500	1,601
	National Rural Utilities Cooperative
	Finance Corp.	2.850%	1/27/25	1,040	1,085
	Northern States Power Co.	6.250%	6/1/36	2,000	2,783
	Pacific Gas & Electric Co.	4.250%	5/15/21	300	332
	Pacific Gas & Electric Co.	3.850%	11/15/23	450	496
	Pacific Gas & Electric Co.	3.750%	2/15/24	305	334
	Pacific Gas & Electric Co.	5.125%	11/15/43	285	345
	PacifiCorp	6.250%	10/15/37	2,000	2,764
	Peco Energy Co.	5.350%	3/1/18	565	604
	Potomac Electric Power Co.	6.500%	11/15/37	750	1,051
	Public Service Electric & Gas Co.	5.300%	5/1/18	1,900	2,042
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	785
	Sierra Pacific Power Co.	3.375%	8/15/23	850	909
	South Carolina Electric & Gas Co.	6.050%	1/15/38	1,000	1,288
	South Carolina Electric & Gas Co.	4.100%	6/15/46	525	555
	South Carolina Electric & Gas Co.	5.100%	6/1/65	605	699
	Southern California Edison Co.	2.400%	2/1/22	170	175
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,320
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,920
	Southern California Edison Co.	3.600%	2/1/45	141	147
	Southern Co.	2.450%	9/1/18	225	230
	Southern Co.	2.950%	7/1/23	1,280	1,325
	Virginia Electric & Power Co.	2.750%	3/15/23	690	716
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	904

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Natural Gas (0.2%)
	AGL Capital Corp.	6.375%	7/15/16	775	776
	Nisource Finance Corp.	5.250%	2/15/43	390	469
	NiSource Finance Corp.	4.800%	2/15/44	1,355	1,557
	Southern California Gas Co.	2.600%	6/15/26	820	842

	Other Utility (0.0%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,181
					57,707
Total Corporate Bonds (Cost $508,091) 549,661
Sovereign Bonds (U.S. Dollar-Denominated) (1.3%)
[3]	Abu Dhabi National Energy Co. PJSC	5.875%	10/27/16	595	603
[3]	CDP Financial Inc.	4.400%	11/25/19	1,000	1,100
[3]	Electricite de France SA	4.600%	1/27/20	1,200	1,317
[3]	Electricite de France SA	4.875%	1/22/44	50	53
[3]	Electricite de France SA	4.950%	10/13/45	400	441
[1,3] Electricite de France SA		5.250%	1/29/49	235	224
[1,3] Electricite de France SA		5.625%	12/29/49	1,150	1,080
	Export-Import Bank of Korea	1.750%	5/26/19	2,000	2,019
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	2,000	2,674
	Korea Development Bank	2.875%	8/22/18	505	519
	Korea Development Bank	2.500%	3/11/20	2,000	2,041
[3]	Petroleos Mexicanos	5.500%	2/4/19	330	348
	Province of Ontario	2.500%	4/27/26	2,150	2,217
	Quebec	5.125%	11/14/16	1,000	1,015
	Quebec	2.500%	4/20/26	3,820	3,929
[3]	Sinopec Group Overseas Development
	2015 Ltd.	2.500%	4/28/20	1,615	1,633
[3]	Sinopec Group Overseas Development
	2015 Ltd.	3.250%	4/28/25	1,615	1,634
[3]	State Grid Overseas Investment
	2014 Ltd.	2.750%	5/7/19	1,305	1,338
	Statoil ASA	2.250%	11/8/19	580	594
	Statoil ASA	2.900%	11/8/20	1,410	1,472
	Statoil ASA	2.750%	11/10/21	850	883
	Statoil ASA	2.450%	1/17/23	382	386
	Statoil ASA	2.650%	1/15/24	360	365
	Statoil ASA	3.700%	3/1/24	640	692
	Statoil ASA	3.250%	11/10/24	795	837
[3]	Temasek Financial I Ltd.	2.375%	1/23/23	1,130	1,163
	United Mexican States	3.500%	1/21/21	342	362
	United Mexican States	3.600%	1/30/25	305	319
Total Sovereign Bonds (Cost $29,662)					31,258
Taxable Municipal Bonds (1.7%)
	Atlanta GA Downtown Development
	Authority Revenue	6.875%	2/1/21	300	337
	Bay Area Toll Authority
	California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	1,000	1,527
	Bay Area Toll Authority
	California Toll Bridge Revenue
	(San Francisco Bay Area)	7.043%	4/1/50	715	1,124
	California GO	5.700%	11/1/21	265	317
	California GO	7.550%	4/1/39	1,170	1,851
	California GO	7.300%	10/1/39	300	454
	California GO	7.625%	3/1/40	90	142
	California GO	7.600%	11/1/40	920	1,488
	Chicago IL Metropolitan Water
	Reclamation District GO	5.720%	12/1/38	215	267
	Chicago IL O’Hare International
	Airport Revenue	6.845%	1/1/38	530	603
	Chicago IL O’Hare International
	Airport Revenue	6.395%	1/1/40	425	604

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Chicago IL Transit Authority Transfer
	Tax Receipts Revenue	6.899%	12/1/40	385	501
	Chicago Transit Authority	6.899%	12/1/40	695	905
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	750	1,084
	Georgia Municipal Electric Power
	Authority Revenue	6.637%	4/1/57	1,296	1,707
	Grand Parkway Transportation Corp.
	Texas System Toll Revenue	5.184%	10/1/42	1,015	1,323
	Houston TX GO	6.290%	3/1/32	570	731
	Illinois GO	5.100%	6/1/33	1,600	1,536
	Illinois Toll Highway Authority Revenue 6.184%		1/1/34	750	1,010
[5]	Kansas Development Finance
	Authority Revenue (Public Employees
	Retirement System)	5.501%	5/1/34	2,000	2,457
	Los Angeles CA Community College
	District GO	6.750%	8/1/49	405	645
	Los Angeles CA Unified School
	District GO	5.750%	7/1/34	1,400	1,854
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	545	739
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.715%	8/15/39	1,000	1,316
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	410	642
	New Jersey Turnpike Authority
	Revenue	7.102%	1/1/41	600	912
	New York City NY Municipal
	Water Finance Authority
	Water & Sewer System Revenue	5.790%	6/15/41	115	129
	New York City NY Municipal
	Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	80	115
	New York Metropolitan
	Transportation Authority Revenue	6.814%	11/15/40	150	219
	New York Metropolitan
	Transportation Authority Revenue
	(Dedicated Tax Fund)	7.336%	11/15/39	325	515
	New York Metropolitan
	Transportation Authority Revenue
	(Dedicated Tax Fund)	6.089%	11/15/40	445	611
	North Texas Tollway Authority
	System Revenue	6.718%	1/1/49	1,555	2,382
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	655	895
	Oregon GO	5.902%	8/1/38	490	667
[5]	Oregon School Boards Association GO	5.528%	6/30/28	2,000	2,472
	Port Authority of New York
	& New Jersey Revenue	5.859%	12/1/24	325	416
	Port Authority of New York
	& New Jersey Revenue	6.040%	12/1/29	265	347
	Port Authority of New York
	& New Jersey Revenue	4.458%	10/1/62	1,300	1,487
	Port Authority of New York
	& New Jersey Revenue	4.810%	10/15/65	640	774
	San Antonio TX Electric
	& Gas Systems Revenue	5.985%	2/1/39	305	431
	University of California	3.931%	5/15/45	570	610
	University of California Regents
	General Revenue	4.601%	5/15/31	590	692
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	295	426
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	900	1,300
	University of California Revenue	5.770%	5/15/43	1,010	1,362
	University of California Revenue	4.765%	5/15/44	145	157
Total Taxable Municipal Bonds (Cost $34,028)					42,083

				Market
				Value•
	Coupon	Shares		($000)
Temporary Cash Investments (2.2%)
Money Market Fund (1.3%)
[6,7] Vanguard Market Liquidity Fund	0.538%	30,539,800		30,540

Face
		Maturity	Amount
		Date	($000)
Repurchase Agreement (0.9%)
RBS Securities, Inc.
(Dated 6/30/16, Repurchase
Value $23,100,000, collateralized
by U.S. Treasury Note/Bond,
3.625%, 2/15/20, with a value
of $23,563,000)	0.400%	7/1/16	23,100	23,100
Total Temporary Cash Investments (Cost $53,640)				53,640
Total Investments (100.5%) (Cost $2,007,527) 2,415,655

Amount
				($000)
Other Assets and Liabilities (-0.5%)
Other Assets
Investment in Vanguard				196
Receivables for Investment Securities Sold				22,856
Receivables for Accrued Income				9,130
Receivables for Capital Shares Issued				1,272
Other Assets[8]				761
Total Other Assets				34,215
Liabilities
Payables for Investment Securities Purchased				(10,486)
Collateral for Securities on Loan				(30,540)
Payables for Capital Shares Redeemed				(1,472)
Payables to Vanguard				(3,079)
Other Liabilities				(116)
Total Liabilities				(45,693)
Net Assets (100%)
Applicable to 110,360,607 outstanding $.001 par value shares of beneficial interest (unlimited authorization) 2,404,177
Net Asset Value Per Share				$21.78

Vanguard Balanced Portfolio

At June 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,946,770
Undistributed Net Investment Income	29,178
Accumulated Net Realized Gains	20,221
Unrealized Appreciation (Depreciation)
Investment Securities 408,128
Futures Contracts	(98)
Foreign Currencies	(22)
Net Assets	2,404,177

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $29,604,000.
* Non-income-producing security.
† Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of June 30, 2016.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the aggregate value of these securities was $119,880,000, representing 5.0% of net assets.
4 Adjustable-rate security.
5 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
6 Includes $30,540,000 of collateral received for securities on loan.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8 Cash of $224,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Statement of Operations

Six Months Ended
June 30, 2016
($000)
Investment Income
Income
Dividends[1]	22,095
Interest	13,015
Securities Lending	121
Total Income	35,231
Expenses
Investment Advisory Fees—Note B
Basic Fee	637
Performance Adjustment	(78)
The Vanguard Group—Note C
Management and Administrative	1,810
Marketing and Distribution	204
Custodian Fees	28
Shareholders’ Reports	23
Trustees’ Fees and Expenses	2
Total Expenses	2,626
Net Investment Income	32,605
Realized Net Gain (Loss)
Investment Securities Sold	22,677
Futures Contracts	(1,247)
Foreign Currencies	(12)
Realized Net Gain (Loss)	21,418
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	60,649
Futures Contracts	(132)
Foreign Currencies	(3)
Change in Unrealized Appreciation
(Depreciation)	60,514
Net Increase (Decrease) in Net Assets
Resulting from Operations	114,537
1 Dividends are net of foreign withholding taxes of $284,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,605	59,143
Realized Net Gain (Loss)	21,418	103,957
Change in Unrealized Appreciation (Depreciation)	60,514	(161,796)
Net Increase (Decrease) in Net Assets Resulting from Operations	114,537	1,304
Distributions
Net Investment Income	(59,178)	(55,202)
Realized Capital Gain[1]	(103,561)	(109,242)
Total Distributions	(162,739)	(164,444)
Capital Share Transactions
Issued	87,590	206,845
Issued in Lieu of Cash Distributions	162,739	164,444
Redeemed	(109,611)	(230,337)
Net Increase (Decrease) from Capital Share Transactions	140,718	140,952
Total Increase (Decrease)	92,516	(22,188)
Net Assets
Beginning of Period	2,311,661	2,333,849
End of Period[2]	2,404,177	2,311,661
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $1,336,000 and $5,133,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $29,178,000 and $55,763,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period $22.32		$23.99	$23.66	$20.70	$18.90	$18.70
Investment Operations
Net Investment Income	.302	.576	.569	.540	.547	.552
Net Realized and Unrealized Gain (Loss)
on Investments	.742	(.548)	1.613	3.450	1.800	.143
Total from Investment Operations	1.044	.028	2.182	3.990	2.347	.695
Distributions
Dividends from Net Investment Income	(.576)	(.570)	(.555)	(.550)	(.547)	(.495)
Distributions from Realized Capital Gains	(1.008)	(1.128)	(1.297)	(.480)	—	—
Total Distributions	(1.584)	(1.698)	(1.852)	(1.030)	(.547)	(.495)
Net Asset Value, End of Period	$21.78	$22.32	$23.99	$23.66	$20.70	$18.90

Total Return	4.99%	0.09%	9.84%	19.88%	12.56%	3.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,404	$2,312	$2,334	$2,089	$1,691	$1,430
Ratio of Total Expenses to
Average Net Assets[1]	0.23%	0.23%	0.25%	0.27%	0.26%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.80%	2.53%	2.50%	2.52%	2.86%	2.95%
Portfolio Turnover Rate	37%[2]	45%[2]	70%[2]	31%[2]	24%[2]	36%[2]
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.00%, 0.00%, (0.01%), and 0.00%.
2 Includes 0%, 14%, 15%, 19%, 18%, and 9% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Vanguard Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close

Vanguard Balanced Portfolio

of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2016, the portfolio’s average investments in long and short futures contracts represented less than 1% and 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

5. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll

Vanguard Balanced Portfolio

transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

6. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

7. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and for the period ended June 30, 2016, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

9. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

10. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2016, or at any time during the period then ended.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard Balanced Portfolio

B. Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the combined index comprising the S&P 500 Index and the Barclays U.S. Credit A or Better Bond Index for the preceding three years. For the six months ended June 30, 2016, the investment advisory fee represented an effective annual basic rate of 0.06% of the portfolio’s average net assets before a decrease of $78,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2016, the portfolio had contributed to Vanguard capital in the amount of $196,000, representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,444,530	124,492	—
U.S. Government and Agency Obligations	—	142,090	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	27,901	—
Corporate Bonds	—	549,661	—
Sovereign Bonds	—	31,258	—
Taxable Municipal Bonds	—	42,083	—
Temporary Cash Investments	30,540	23,100	—
Futures Contracts—Assets[1]	20	—	—
Futures Contracts—Liabilities[1]	(18)	—	—
Total	1,475,072	940,585	—
1 Represents variation margin on the last day of the reporting period.

E. At June 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2016	(135)	(17,953)	(220)
Ultra Long U.S. Treasury Bond	September 2016	13	2,423	154
5-Year U.S. Treasury Note	September 2016	(14)	(1,710)	(32)
				(98)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Vanguard Balanced Portfolio

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2016, the portfolio realized net foreign currency losses of $12,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2016, the cost of investment securities for tax purposes was $2,008,576,000. Net unrealized appreciation of investment securities for tax purposes was $407,079,000, consisting of unrealized gains of $447,755,000 on securities that had risen in value since their purchase and $40,676,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2016, the portfolio purchased $262,302,000 of investment securities and sold $252,635,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $159,909,000 and $188,158,000, respectively.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2016	December 31, 2015
	Shares	Shares
	(000)	(000)
Issued	4,071	9,057
Issued in Lieu of Cash Distributions	7,798	7,341
Redeemed	(5,085)	(10,090)
Net Increase (Decrease) in Shares Outstanding	6,784	6,308

At June 30, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 65% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2016, that would require recognition or disclosure in these financial statements.

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	12/31/2015	6/30/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,049.87	$1.17
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.72	1.16

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.23%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Balanced Portfolio has renewed the portfolio’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The two senior portfolio managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. In managing the equity portion of the portfolio, the advisor employs a bottom-up, fundamental research approach focusing on high-quality companies with above-average yields, strong balance sheets, sustainable competitive advantages, and attractive valuations. In managing the fixed income portion of the portfolio, the advisor focuses on investment-grade corporate bonds. The firm has advised the Balanced Portfolio since its inception in 1991.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio’s shareholders benefit from economies of scale because of breakpoints in the portfolio’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the portfolio’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Capital Growth Portfolio

Advisor’s Report

For the six months ended June 30, 2016, the Vanguard Capital Growth Portfolio returned –1.35%, below the 3.84% return of its benchmark, the S&P 500 Index, and slightly ahead of the –1.85% average return of its variable insurance multi-capitalization growth fund competitors. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s underperformance relative to its unmanaged benchmark was driven by unfavorable sector allocations: underweight positions in energy, consumer staples, utilities, and telecommunication services, and overweight positions in information technology and health care. Weak stock selection in industrials, health care, and consumer discretionary also played a role.

Investment environment
Significant volatility in financial markets worldwide, including the U.S. stock market, characterized the period. The S&P 500 Index plummeted in January and early February as investors grew increasingly concerned about the global growth outlook, deflation, and negative interest rates, before rallying into the end of June.

Market leadership transitioned from a few large-capitalization growth stocks, epitomized by the so-called FANG stocks (Facebook, Amazon, Netflix, and Google) but also including other widely held growth stocks such as Starbucks, NIKE, and Visa, as well as defensive stocks in sectors such as consumer staples, utilities, and telecom services. Biotechnology stocks came under significant pressure during the first half of 2016, with the NYSE Arca Biotechnology Index returning –20% for the period while the S&P 500 had a total return of 4%. Energy stocks rallied after crude oil prices rebounded in February from their lowest levels since 2003.

Outlook for U.S. equities
We believe we are less pessimistic than most about the U.S. economic outlook. The U.S. economy is driven by consumption, and consumers are currently benefiting from low unemployment, rising wages, subdued inflation, and strong household balance sheets. Recent headlines related to “Brexit” and the potential disintegration of the European Union, the rise of populist political parties worldwide, the uncertain Chinese economy, and the unprecedented phenomenon of negative interest rates have caused a great deal of consternation in the United States and globally. While we share many of these concerns, we find U.S. equities to be a relatively attractive asset class as valuations are reasonable by historical standards, the dividend yield on the S&P 500 Index exceeds that of the 30-year U.S. Treasury Bond for the first time, and corporate balance sheets are strong.

Portfolio update and positioning
The portfolio remained overweighted in information technology, health care, and industrials. These sectors constituted about 79% of the portfolio’s holdings, on average. The portfolio was underweighted in utilities, consumer staples, energy, telecommunication services, financials, and consumer discretionary.

Health care
The S&P health care index underperformed relative to the broader S&P 500, and the portfolio’s health care holdings underperformed relative to the S&P health care index. Biotechnology stocks performed poorly, with the S&P biotechnology index returning –14% while the S&P health care index had only a fractional gain. Biogen (–21%), one of the portfolio’s top ten holdings, declined following a disappointing pipeline update for one of its mid-stage compounds. We are optimistic about our biotechnology and pharmaceutical holdings over the long term, given favorable secular trends such as aging populations and rising living standards worldwide, significant

Total Returns
Six Months Ended
June 30, 2016
Vanguard Capital Growth Portfolio	-1.35%
S&P 500 Index	3.84
Variable Insurance Multi-Cap Growth Funds Average[1]	-1.85

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Multi-Cap Growth
	Portfolio	Funds Average
Capital Growth Portfolio	0.36%	0.79%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the Capital Growth Portfolio’s annualized expense ratio was 0.36%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2015.

Vanguard Capital Growth Portfolio

ongoing innovation, and reasonable valuations. In the short term, we expect current concerns around drug pricing and reimbursement to remain an overhang on the industry, especially during the run-up to the U.S. presidential election.

Industrials
While the S&P industrials index returned 6% for the six months, the portfolio’s industrials holdings returned –6%, mainly because of positioning within the sector. Although the portfolio’s airline holdings (–19%) outperformed the S&P airline index (–24%), they still pulled down the portfolio’s overall return for industrials. Airline stocks declined substantially in the wake of negative earnings revisions related to heightened price competition, rising labor and fuel costs, and fears that Brexit would result in significantly lower transatlantic air travel. We believe that these negatives have been more than priced in. Furthermore, current valuations for airlines—especially legacy carriers, which trade at among the lowest price-to-earnings multiples in the S&P 500—assume a highly adverse (and unlikely) fundamental scenario. We believe that consolidation and a shift in managerial focus from market share to profit maximization has made this industry capable of generating sustainable profits, even during periods of declining demand.

Information technology
The portfolio’s information technology holdings returned 3%, a bit below the 4% return of the S&P 500 but ahead of the slightly negative return of the S&P 500 information technology index. Strong selection in semiconductors and hardware more than offset weak selection in internet and communications equipment. The largest contributors were NVIDIA (+44%), Texas Instruments (+16%), Hewlett Packard Enterprise (+21%), HP (+8%), and EMC (+7%). The biggest detractors were Alphabet (–10% Class A, –9% Class C) and LM Ericsson Telefon (–18%). We remain overweighted in information technology, an area we expect to become increasingly important to the economy. Technology continues to increase its impact on people’s everyday lives as new internet-connected software applications proliferate—supported by ever-increasing computing power, higher bandwidth, and greater data storage capacity. We are confident that demand for the underlying infrastructure needed for these applications (semiconductors, for example) will also continue to increase.

Consumer discretionary
Poor results in a small number of the portfolio’s consumer discretionary holdings, notably Carnival (–18%), Royal Caribbean Cruises (–33%), and L Brands (–27%) more than offset gains in Sony (+20%), TJX (+10%), and Ross Stores (+6%). We are optimistic about the portfolio’s cruise line holdings because of favorable industry dynamics and low valuations. The industry should benefit from secular trends such as aging populations and rising living standards worldwide, while the high degree of industry consolidation (the top three companies comprise more than 85% of global capacity) should allow for moderate capacity growth and annual price increases. These stocks also trade at well-below-market price-to-earnings multiples despite superior earnings growth.

Conclusion
While we are disappointed with the recent underperformance of the portfolio, we remain committed to our investment philosophy, which is to invest in attractively priced individual stocks for the long term. This “bottom-up” approach often results in portfolios that bear little resemblance to market indexes; our results can therefore deviate substantially, both positively and negatively, from such indexes. Our long-term investment horizon results in low portfolio turnover, which creates the possibility for extended periods of underperformance when its stocks fall out of favor, as they recently have. We nonetheless believe that such periods of underperformance can generate superior results for investors over the long term.

PRIMECAP Management Company

July 20, 2016

Vanguard Capital Growth Portfolio

Portfolio Profile
As of June 30, 2016

Portfolio Characteristics
Comparative
	Portfolio	Index[1]
Number of Stocks	100	505
Median Market Cap	$58.2B	$78.7B
Price/Earnings Ratio	20.8x	20.7x
Price/Book Ratio	3.6x	2.8x
Yield[2]	1.2%	2.2%
Return on Equity	18.0%	17.3%
Earnings Growth Rate	7.3%	7.0%
Foreign Holdings	10.3%	0.0%
Turnover Rate[3]	5%	—
Expense Ratio[4]	0.36%	—
Short-Term Reserves	3.5%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.88
Beta	0.93

Sector Diversification (% of equity exposure)
Comparative
	Portfolio	Index[1]
Consumer Discretionary	7.9%	12.3%
Consumer Staples	0.6	10.6
Energy	1.6	7.4
Financials	6.9	15.7
Health Care	26.9	14.7
Industrials	15.7	10.2
Information Technology	37.1	19.8
Materials	2.0	2.8
Telecommunication Services	1.3	2.9
Utilities	0.0	3.6

Ten Largest Holdings[5] (% of total net assets)

Eli Lilly & Co.	Pharmaceuticals	5.2%
Texas Instruments Inc.	Semiconductors	5.0
Amgen Inc.	Biotechnology	4.8
Adobe Systems Inc.	Application
	Software	4.7
Microsoft Corp.	Systems Software	4.6
Alphabet Inc.	Internet Software
	& Services	4.5
Biogen Inc.	Biotechnology	4.4
Roche Holding AG	Pharmaceuticals	3.4
FedEx Corp.	Air Freight
	& Logistics	3.3
Southwest Airlines Co.	Airlines	3.0
Top Ten		42.9%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 30-day SEC yield for the portfolio; annualized dividend yield for the index.
3 Annualized.
4 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the annualized expense ratio was 0.36%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2005–June 30, 2016

Average Annual Total Returns: Periods Ended June 30, 2016

	Inception Date	One Year	Five Years	Ten Years
Capital Growth Portfolio	12/3/2002	0.73%	12.36%	9.26%

1 Six months ended June 30, 2016.
See Financial Highlights for dividend and capital gains information.

Vanguard Capital Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.5%)
Consumer Discretionary (7.6%)
L Brands Inc.	187,500	12,587
TJX Cos. Inc.	133,000	10,272
Ross Stores Inc.	175,100	9,926
Sony Corp. ADR	324,900	9,536
Walt Disney Co.	86,700	8,481
Carnival Corp.	140,800	6,223
* Amazon.com Inc.	3,500	2,505
Bed Bath & Beyond Inc.	41,700	1,802
Royal Caribbean Cruises Ltd.	23,300	1,565
Whirlpool Corp.	6,600	1,100
VF Corp.	13,500	830
* Charter Communications Inc.
Class A	2,298	525
		65,352
Consumer Staples (0.6%)
CVS Health Corp.	41,300	3,954
Tyson Foods Inc. Class A	16,100	1,075
		5,029
Energy (1.6%)
Schlumberger Ltd.	58,500	4,626
EOG Resources Inc.	41,700	3,479
Transocean Ltd.	193,600	2,302
Noble Energy Inc.	48,800	1,751
Exxon Mobil Corp.	11,200	1,050
National Oilwell Varco Inc.	10,800	363
		13,571
Financials (6.7%)
Marsh & McLennan
Cos. Inc.	211,900	14,507
Charles Schwab Corp.	488,600	12,366
JPMorgan Chase & Co.	173,800	10,800
Wells Fargo & Co.	212,600	10,062
Progressive Corp.	120,700	4,043
US Bancorp	53,400	2,154
CME Group Inc.	15,100	1,471
Discover Financial Services	21,400	1,147
American Express Co.	7,800	474
Chubb Ltd.	823	108
		57,132
Health Care (26.0%)
Eli Lilly & Co.	561,500	44,218
Amgen Inc.	267,971	40,772
* Biogen Inc.	156,200	37,772
Roche Holding AG	109,900	29,017
Novartis AG ADR	246,250	20,318
Medtronic plc	171,900	14,916
* Boston Scientific Corp.	544,502	12,725
Thermo Fisher Scientific Inc.	49,700	7,343
Johnson & Johnson	41,300	5,010

			Market
			Value•
		Shares	($000)
	Abbott Laboratories	123,300	4,847
	AstraZeneca plc ADR	60,500	1,826
	Sanofi ADR	36,800	1,540
	GlaxoSmithKline plc ADR	25,100	1,088
	AbbVie Inc.	14,000	867
			222,259
Industrials (15.1%)
	FedEx Corp.	188,700	28,641
	Southwest Airlines Co.	661,750	25,947
	Airbus Group SE	213,300	12,386
	Honeywell International Inc.	69,600	8,096
	Alaska Air Group Inc.	132,700	7,735
	Union Pacific Corp.	71,100	6,203
	Caterpillar Inc.	78,900	5,981
	Deere & Co.	59,500	4,822
	United Parcel Service Inc.
	Class B	43,550	4,691
*	United Continental Holdings
	Inc.	107,200	4,400
	American Airlines Group Inc.	152,900	4,329
	Delta Air Lines Inc.	90,100	3,282
	Boeing Co.	23,200	3,013
	United Technologies Corp.	20,400	2,092
	Pentair plc	28,300	1,650
	CH Robinson Worldwide Inc.	21,700	1,611
	Safran SA	18,900	1,285
	CSX Corp.	42,500	1,108
	Rockwell Automation Inc.	8,000	919
	Expeditors International of
	Washington Inc.	14,100	691
*	Hertz Global Holdings Inc.	38,400	425
			129,307
Information Technology (35.8%)
	Texas Instruments Inc.	686,500	43,009
*	Adobe Systems Inc.	420,000	40,232
	Microsoft Corp.	766,700	39,232
*	Alphabet Inc. Class A	27,500	19,347
*	Alphabet Inc. Class C	27,570	19,081
*	Alibaba Group Holding Ltd.
	ADR	159,600	12,693
	NVIDIA Corp.	251,750	11,835
	Intel Corp.	355,000	11,644
	Intuit Inc.	95,500	10,659
	Hewlett Packard Enterprise
	Co.	536,250	9,797
	QUALCOMM Inc.	182,000	9,750
	EMC Corp.	340,700	9,257
	Cisco Systems Inc.	291,400	8,360
	KLA-Tencor Corp.	110,100	8,065
	HP Inc.	618,550	7,763
*	Micron Technology Inc.	533,500	7,341
	NetApp Inc.	255,400	6,280

		Market
		Value•
	Shares	($000)
Oracle Corp.	141,300	5,783
Telefonaktiebolaget LM
Ericsson ADR	717,500	5,510
Activision Blizzard Inc.	116,000	4,597
Plantronics Inc.	71,650	3,153
Visa Inc. Class A	35,400	2,626
Analog Devices Inc.	42,400	2,402
Corning Inc.	98,350	2,014
* BlackBerry Ltd.	195,800	1,314
* PayPal Holdings Inc.	31,700	1,157
Apple Inc.	9,500	908
MasterCard Inc. Class A	9,800	863
* eBay Inc.	31,700	742
* Entegris Inc.	46,900	679
Western Digital Corp.	10,192	482
		306,575
Materials (1.9%)
Monsanto Co.	121,300	12,544
Praxair Inc.	17,400	1,956
Potash Corp. of
Saskatchewan Inc.	104,700	1,700
		16,200
Telecommunication Services (1.2%)
AT&T Inc.	238,608	10,310
Total Common Stocks
(Cost $579,021)		825,735
Temporary Cash Investment (3.5%)
Money Market Fund (3.5%)
[1] Vanguard Market Liquidity
Fund, 0.538%
(Cost $29,996)	29,996,357	29,996
Total Investments (100.0%)
(Cost $609,017)		855,731

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard		72
Receivables for Capital Shares Issued		2,368
Receivables for Accrued Income		886
Total Other Assets		3,326
Liabilities
Payables to Investment Advisor		(324)
Payables for Capital Shares Redeemed		(1,811)
Payables to Vanguard		(856)
Other Liabilities		(19)
Total Liabilities		(3,010)
Net Assets (100%)
Applicable to 33,910,170 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		856,047
Net Asset Value Per Share		$25.24

Vanguard Capital Growth Portfolio

At June 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	596,210
Undistributed Net Investment Income	6,446
Accumulated Net Realized Gains	6,687
Unrealized Appreciation (Depreciation)
Investment Securities	246,714
Foreign Currencies	(10)
Net Assets	856,047

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2016
($000)
Investment Income
Income
Dividends[1]	8,838
Interest [2]	98
Securities Lending	41
Total Income	8,977
Expenses
Investment Advisory Fees—Note B	637
The Vanguard Group—Note C
Management and Administrative	786
Marketing and Distribution	82
Custodian Fees	8
Shareholders’ Reports	10
Trustees’ Fees and Expenses	1
Total Expenses	1,524
Net Investment Income	7,453
Realized Net Gain (Loss)
Investment Securities Sold	6,775
Foreign Currencies	(6)
Realized Net Gain (Loss)	6,769
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(26,227)
Foreign Currencies	11
Change in Unrealized Appreciation
(Depreciation)	(26,216)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(11,994)
1 Dividends are net of foreign withholding taxes of $365,000.
2 Interest income from an affiliated company of the portfolio was $98,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,453	10,604
Realized Net Gain (Loss)	6,769	23,361
Change in Unrealized Appreciation (Depreciation)	(26,216)	(12,515)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,994)	21,450
Distributions
Net Investment Income	(10,670)	(9,459)
Realized Capital Gain	(23,420)	(28,597)
Total Distributions	(34,090)	(38,056)
Capital Share Transactions
Issued	54,091	191,432
Issued in Lieu of Cash Distributions	34,090	38,056
Redeemed	(79,879)	(148,174)
Net Increase (Decrease) from Capital Share Transactions	8,302	81,314
Total Increase (Decrease)	(37,782)	64,708
Net Assets
Beginning of Period	893,829	829,121
End of Period[1]	856,047	893,829
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $168,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,446,000 and $9,669,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period $26.64		$27.15	$23.60	$17.68	$15.69	$16.38
Investment Operations
Net Investment Income	.220	.310	.304	.219	.255	.154
Net Realized and Unrealized Gain (Loss)
on Investments	(.604)	.391	3.945	6.421	2.152	(.274)
Total from Investment Operations	(.384)	.701	4.249	6.640	2.407	(.120)
Distributions
Dividends from Net Investment Income	(.318)	(.301)	(.218)	(.250)	(.165)	(.145)
Distributions from Realized Capital Gains	(.698)	(.910)	(.481)	(.470)	(.252)	(.425)
Total Distributions	(1.016)	(1.211)	(.699)	(.720)	(.417)	(.570)
Net Asset Value, End of Period	$25.24	$26.64	$27.15	$23.60	$17.68	$15.69

Total Return	-1.35%	2.62%	18.43%	38.48%	15.47%	-0.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$856	$894	$829	$631	$395	$370
Ratio of Total Expenses to
Average Net Assets	0.36%	0.36%	0.40%	0.41%	0.41%	0.42%
Ratio of Net Investment Income to
Average Net Assets	1.71%	1.21%	1.31%	1.13%	1.48%	1.03%
Portfolio Turnover Rate	5%	5%	11%	7%	6%	11%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

Notes to Financial Statements

Vanguard Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Vanguard Capital Growth Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and for the period ended June 30, 2016, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2016, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of

Vanguard Capital Growth Portfolio

trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2016, the portfolio had contributed to Vanguard capital in the amount of $72,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	783,047	42,688	—
Temporary Cash Investments	29,996	—	—
Total	813,043	42,688	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2016, the cost of investment securities for tax purposes was $609,017,000. Net unrealized appreciation of investment securities for tax purposes was $246,714,000, consisting of unrealized gains of $273,617,000 on securities that had risen in value since their purchase and $26,903,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2016, the portfolio purchased $19,468,000 of investment securities and sold $22,341,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2016	December 31, 2015
	Shares	Shares
	(000)	(000)
Issued	2,172	7,167
Issued in Lieu of Cash Distributions	1,382	1,442
Redeemed	(3,192)	(5,603)
Net Increase (Decrease) in Shares Outstanding	362	3,006

At June 30, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 64% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2016, that would require recognition or disclosure in these financial statements.

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	12/31/2015	6/30/2016	Period[1]
Based on Actual Fund Return	$1,000.00	$986.48	$1.78
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.07	1.81

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Vanguard Capital Growth Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Capital Growth Portfolio has renewed the portfolio’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP Management). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to equity investing. Five experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that the market has yet to appreciate. The multi-counselor approach that the advisor employs is designed to emphasize individual decision-making and enable each portfolio manager to invest only in his or her highest-conviction ideas. PRIMECAP’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term horizon. The firm has managed the portfolio since its inception in 2002.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Conservative Allocation Portfolio

U.S. stocks rode a roller coaster of volatility but finished the six months ended June 30, 2016, with a return close to 4%. International stocks fared worse for U.S. investors, returning about –1%. The U.S. and international bond markets recorded price gains as falling interest rates attracted income-hungry investors.

Vanguard Conservative Allocation Portfolio returned 4.48%, in line with its benchmark (+4.52%) and ahead of the average return of peer funds (+3.84%).

Please note that the portfolio returns in Vanguard Variable Insurance Fund (VVIF) are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Bonds rolled to strong returns as investors weighed options
The Conservative Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of VVIF portfolios and Vanguard index funds. It targets an asset allocation of approximately 60% bonds and 40% stocks through these holdings: VVIF Total Bond Market Index Portfolio (48%), VVIF Equity Index Portfolio (23%), Vanguard Total International Bond Index Fund (12%), Vanguard Total International Stock Index Fund (12%), and Vanguard Extended Market Index Fund (5%).

United Kingdom voters approved leaving the European Union toward the end of the half year. In reaction, global stock markets dropped sharply then rose. The markets, already jittery before the June 23 “Brexit” vote, became more volatile as investors digested the global economic implications and the likelihood of extended uncertainty while the separation process proceeds.

With a majority of its assets in U.S. markets, the portfolio benefited from the positive returns in both the nation’s bond and stock markets. The broad U.S. bond market returned more than 5% as investors sought safe-haven assets amid questionable global economic growth, low inflation, and stock market volatility. Exceptionally low or negative yields abroad attracted foreign investors to U.S. Treasury debt. The yield of the 10-year Treasury note closed at 1.47% at the end of June, down from 2.30% at the end of December. (Bond prices and yields move in opposite directions.)

Central bank policies continued to play a major role in bond returns outside the United States. As anticipated, the European Central Bank announced more stimulus efforts, and the Bank of Japan adopted negative interest rates for certain bank deposits.

Consequently, international bond markets returned about 6% for U.S. investors when currency effects were hedged away. Counter to recent trends, a number of foreign currencies strengthened against the dollar, causing returns to be even higher in local currencies.

Stocks waxed and waned through periods of turbulence
U.S. stocks initially plunged on the Brexit news but then quickly reversed. Worries about its effect on trade and global economic growth seemed to diminish as expectations rose that major central banks would be responsive to any fallout.

Internationally, European stocks in particular suffered as the lead-up to the Brexit referendum and subsequent uncertainty hit closer to home. Developed Pacific markets also retreated. Emerging-market stocks were a bright spot, returning nearly 8%.

1 Weighted 48% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex US Index as of June 3, 2013. Previously, the composite was weighted 60% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 This figure—drawn from the prospectus dated April 29, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2016, the annualized acquired fund fees and expenses were 0.16%.
4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Vanguard Conservative Allocation Portfolio

Portfolio Profile
As of June 30, 2016

Total Portfolio Characteristics

Yield[1]	2.2%
Acquired Fund Fees and Expenses[2]	0.16

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	47.6%
Vanguard Variable Insurance Fund
Equity Index Portfolio	23.4
Vanguard Total International Stock
Index Fund Investor Shares	12.1
Vanguard Total International Bond
Index Fund Investor Shares	11.9
Vanguard Extended Market Index
Fund Investor Shares	5.0

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 29, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2016, the annualized acquired fund fees and expenses were 0.16%.

Vanguard Conservative Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): October 19, 2011–June 30, 2016

Average Annual Total Returns: Periods Ended June 30, 2016
			Since
Inception Date		One Year	Inception
Conservative Allocation Portfolio	10/19/2011	3.65%	6.82%

1 Six months ended June 30, 2016.
2 Weighted 48% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex US Index as of June 3, 2013. Previously, the composite was weighted 60% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013.
See Financial Highlights for dividend and capital gains information.

Vanguard Conservative Allocation Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Funds (28.3%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	1,588,154	52,520
Vanguard Extended Market Index Fund Investor Shares	172,512	11,179
		63,699
International Stock Fund (12.1%)
Vanguard Total International Stock Index Fund Investor Shares	1,908,495	27,253

U.S. Bond Fund (47.6%)
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	8,851,668	107,194

International Bond Fund (11.9%)
Vanguard Total International Bond Index Fund Investor Shares	2,401,170	26,677
Total Investment Companies (Cost $222,155)		224,823
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.538% (Cost $2)	1,672	2
Total Investments (99.9%) (Cost $222,157)		224,825

		Amount
		($000)
Other Assets and Liabilities (0.1%)
Other Assets
Receivables for Accrued Income		26
Receivables for Capital Shares Issued		262
Total Other Assets		288
Liabilities
Payables for Investment Securities Purchased		(79)
Payables for Capital Shares Redeemed		(81)
Total Liabilities		(160)
Net Assets (100%)
Applicable to 9,422,572 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		224,953
Net Asset Value Per Share		$23.87

At June 30, 2016, net assets consisted of:
		Amount
		($000)
Paid-in Capital		216,314
Undistributed Net Investment Income		4,006
Accumulated Net Realized Gains		1,965
Unrealized Appreciation (Depreciation)		2,668
Net Assets		224,953

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Statement of Operations

Six Months Ended
June 30, 2016
($000)
Investment Income
Income
Income Distributions Received	4,050
Net Investment Income—Note B	4,050
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,193
Affiliated Investment Securities Sold	789
Realized Net Gain (Loss)	1,982
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	3,649
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,681

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,050	3,582
Realized Net Gain (Loss)	1,982	4,185
Change in Unrealized Appreciation (Depreciation)	3,649	(7,838)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,681	(71)
Distributions
Net Investment Income	(3,584)	(2,725)
Realized Capital Gain[1]	(4,192)	(2,767)
Total Distributions	(7,776)	(5,492)
Capital Share Transactions
Issued	28,405	73,018
Issued in Lieu of Cash Distributions	7,776	5,492
Redeemed	(12,239)	(33,495)
Net Increase (Decrease) from Capital Share Transactions	23,942	45,015
Total Increase (Decrease)	25,847	39,452
Net Assets
Beginning of Period	199,106	159,654
End of Period[2]	224,953	199,106
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $370,000 and $106,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,006,000 and $3,540,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Financial Highlights

	Six Months					Oct. 19,
	Ended					2011[1] to
For a Share Outstanding	June 30,		Year Ended December 31,			Dec. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$23.72	$24.44	$23.86	$22.27	$20.44	$20.00
Investment Operations
Net Investment Income	.410	.470[2]	.495[2]	.514[2]	. 424 [2]	.172[2]
Capital Gain Distributions Received	.132	.201[2]	.130[2]	. 252 [2]	.197[2]	—
Net Realized and Unrealized Gain (Loss)
on Investments	.491	(.611)	.971	1.229	1.268	.268
Total from Investment Operations	1.033	.060	1.596	1.995	1.889	.440
Distributions
Dividends from Net Investment Income	(.407)	(.387)	(.386)	(.215)	(.041)	—
Distributions from Realized Capital Gains	(.476)	(.393)	(.630)	(.190)	(.018)	—
Total Distributions	(.883)	(.780)	(1.016)	(.405)	(.059)	—
Net Asset Value, End of Period	$23.87	$23.72	$24.44	$23.86	$22.27	$20.44

Total Return	4.48%	0.20%	6.91%	9.06%	9.25%	2.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$225	$199	$160	$102	$61	$11
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.19%	0.19%	0.20%	0.25%[3]
Ratio of Net Investment Income to
Average Net Assets	2.21%	1.95%	2.07%	2.23%	1.97%	0.75%[3]
Portfolio Turnover Rate	10%	15%	13%	37%	17%	20%
The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Notes to Financial Statements

Vanguard Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and for the period ended June 30, 2016, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each portfolio is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended June 30, 2016, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2016, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Conservative Allocation Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2016, the cost of investment securities for tax purposes was $222,157,000. Net unrealized appreciation of investment securities for tax purposes was $2,668,000, consisting of unrealized gains of $5,102,000 on securities that had risen in value since their purchase and $2,434,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2016	December 31, 2015
	Shares	Shares
	(000)	(000)
Issued	1,212	3,024
Issued in Lieu of Cash Distributions	337	228
Redeemed	(522)	(1,389)
Net Increase (Decrease) in Shares Outstanding	1,027	1,863

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Dec. 31,		Proceeds			June 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities	Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market
Index Fund	10,346	970	435	62	—	11,179
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	2
Vanguard Total International
Bond Index Fund	23,949	1,934	500	151	—	26,677
Vanguard Total International
Stock Index Fund	23,874	4,916	1,425	392	—	27,253
Vanguard Variable Insurance
Fund—Equity Index Portfolio	45,136	9,582	2,379	1,121	916	52,520
Vanguard Variable Insurance
Fund—Total Bond Market
Index Portfolio	95,808	14,881	6,273	2,324	277	107,194
Total	199,113	32,283	11,012	4,050	1,193	224,825
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2016, that would require recognition or disclosure in these financial statements.

Vanguard Conservative Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Conservative Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Conservative Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Conservative Allocation Portfolio	12/31/2015	6/30/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,044.84	$0.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.07	0.81

1 The calculations are based on the Conservative Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Conservative Allocation Portfolio’s annualized expense figure for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (182/366).

Vanguard Conservative Allocation Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Conservative Allocation Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the investment management services since the portfolio’s inception in 2011, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Diversified Value Portfolio

Advisor’s Report

Vanguard Diversified Value Portfolio returned 4.45% for the six months ended June 30, 2016, behind the 6.30% return of its benchmark (the Russell 1000 Value Index) but ahead of the average return of peer funds. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The investment environment
There is an adage that the market will do what confounds the most. This has certainly been true so far this year. After the Federal Reserve raised its benchmark interest rate last December for the first time in nearly a decade, investors debated how many times the Fed would further raise rates in 2016. In early July, the federal funds futures market was pricing in a less than 50% chance of the next increase occurring before the end of 2017 In addition, the yield of the 10-year U.S. Treasury note fell to a record low, and more than one-third of the world’s sovereign debt had a negative yield.

The June 23 “Brexit” referendum was far down investors’ list of concerns earlier this year, but it rose to the top when U.K. voters chose to leave the European Union. Investors now expect a recession in the United Kingdom and fear that Brexit could lead to a broader breakup of the EU.

In an uncertain world with record low interest rates, investors continue to search desperately for current yield and have bid up stocks that they perceive as “bond proxies.” These include sectors with high current yields, such as utilities, real estate investment trusts (REITs), consumer staples, and telecommunication services. This strategy certainly provides a high current yield in the short run, but many of these sectors now trade at much higher-than-average price/earnings multiples and offer below-average dividend growth prospects. The bond proxies, with their steep valuation premiums, could quickly lose favor with investors if the economy improves and rates move higher.

Our successes and shortfalls
Although the portfolio was up for the half year, it lagged its benchmark. Energy was the fund’s largest relative detractor. Stocks in the sector generally outperformed as oil prices rebounded from their February lows, but our holdings underperformed. Marathon Petroleum and Phillips 66 declined given that higher oil prices and ample gasoline inventories will pinch refiner profit margins in the near term. ConocoPhillips, which was forced to cut its dividend just as oil prices bottomed in early February, underperformed its peers. Although our BP, Chevron, and Occidental Petroleum holdings rebounded along with oil, they did not do as well as many exploration and production companies that have more exposure to the commodity price.

The financial sector also detracted significantly. The reversal in interest rate expectations weighed on the performance of our bank holdings and boosted REITs, which we do not own.

Lower interest rates benefited our Altria and Philip Morris International holdings, in consumer staples, and our AT&T and Verizon holdings, in telecom, by making these stocks more attractive in the short run. The tobacco companies also continued to benefit from strong pricing and more moderate volume declines, and the telecoms’ earnings held up better than anticipated by those focused on renewed competition from second-tier companies such as T-Mobile and Sprint.

Stock selection in consumer discretionary helped results. Target outperformed after exiting its money-losing Canadian business to refocus on its profitable U.S. business under new CEO Brian Cornell. Johnson Controls outperformed as it divests its automotive seating business and reinvests in its attractive commercial HVAC and security businesses.

Total Returns
		Six Months Ended
		June 30, 2016
Vanguard Diversified Value Portfolio		4.45%
Russell 1000 Value Index		6.30
Variable Insurance Large-Cap Value Funds Average[1]		3.39

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Value
	Portfolio	Funds Average
Diversified Value Portfolio	0.28%	0.86%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the Diversified Value Portfolio’s annualized expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Vanguard Diversified Value Portfolio

Our portfolio positioning
Our investment process places a lot of value on dividends, but not simply on high current yield. We look for dividends supported by above-average cash earnings growth that will lead to dividend growth well above that of the overall market. The appeal of high current yield may come and go as interest rates fluctuate, but we believe that the attraction of strong and rising dividends is more enduring.

We remain focused on buying a concentrated portfolio of good companies trading at valuations below the broad market for reasons that we believe to be temporary or overblown. There are many ways to define the quality of an investment, but the companies in our portfolio have higher-than-average returns on invested capital and higher-than-average free cash flow margins while returning a greater-than-average amount of the free cash flow to shareholders, especially through dividends. This bottom-up investing approach leads us to a portfolio today that is overweighted in pharmaceutical and bank stocks, is underweighted in electric utilities, and has no REITs. We remain optimistic that a fundamental premium combined with a valuation advantage positions the portfolio well for the future.

Portfolio Managers:

Jeff Fahrenbruch, Managing Director

David Ganucheau, Managing Director

Barrow, Hanley, Mewhinney
& Strauss, LLC

July 11, 2016

Vanguard Diversified Value Portfolio

Portfolio Profile
As of June 30, 2016

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	42	692	3,863
Median Market Cap $85.8B		$57.8B	$53.0B
Price/Earnings Ratio	17.6x	19.2x	22.0x
Price/Book Ratio	2.0x	1.9x	2.7x
Yield[3]	2.3%	2.6%	2.1%
Return on Equity	14.7%	12.6%	16.5%
Earnings Growth Rate	4.6%	3.4%	7.3%
Foreign Holdings	9.8%	0.0%	0.0%
Turnover Rate[4]	28%	—	—
Expense Ratio[5]	0.28%	—	—
Short-Term Reserves	2.6%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.92
Beta	0.94	0.91

Sector Diversification (% of equity exposure)
	Comparative		Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	5.5%	4.8%	12.9%
Consumer Staples	9.3	9.1	9.3
Energy	13.3	13.6	6.7
Financials	21.6	27.6	17.5
Health Care	23.9	11.3	14.2
Industrials	8.4	9.8	10.6
Information Technology	9.0	9.5	19.2
Materials	3.2	2.8	3.3
Telecommunication
Services	4.5	4.2	2.6
Utilities	1.3	7.3	3.7

Ten Largest Holdings[6] (% of total net assets)

Philip Morris
International Inc.	Tobacco	3.8%
JPMorgan Chase & Co.	Diversified Banks	3.6
Johnson Controls Inc.	Auto Parts
	& Equipment	3.5
Wells Fargo & Co.	Diversified Banks	3.5
Medtronic plc	Health Care
	Equipment	3.3
United	Aerospace
Technologies Corp.	& Defense	3.2
Verizon	Integrated
Communications Inc.	Telecommunication
	Services	3.2
Air Products
& Chemicals Inc.	Industrial Gases	3.1
PNC Financial Services
Group Inc.	Regional Banks	3.1
Pfizer Inc.	Pharmaceuticals	3.1
Top Ten		33.4%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Value Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the Diversified Value Portfolio’s annualized expense ratio was 0.27%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2005–June 30, 2016

Average Annual Total Returns: Periods Ended June 30, 2016

	Inception Date	One Year	Five Years	Ten Years
Diversified Value Portfolio	2/8/1999	1.09%	10.28%	6.27%

1 Six months ended June 30, 2016.
See Financial Highlights for dividend and capital gains information.

Vanguard Diversified Value Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.2%)
Consumer Discretionary (5.3%)
Johnson Controls Inc.	843,500	37,333
Ford Motor Co.	1,580,300	19,865
		57,198
Consumer Staples (9.0%)
Philip Morris International
Inc.	403,900	41,085
Imperial Brands plc ADR	289,700	31,638
Altria Group Inc.	349,900	24,129
		96,852
Energy (13.0%)
Occidental Petroleum Corp.	382,800	28,924
ConocoPhillips	616,044	26,860
Marathon Petroleum Corp.	646,100	24,526
Phillips 66	308,072	24,442
BP plc ADR	619,600	22,002
Chevron Corp.	114,900	12,045
		138,799
Financials (21.0%)
JPMorgan Chase & Co.	619,550	38,499
Wells Fargo & Co.	787,000	37,249
PNC Financial Services
Group Inc.	411,172	33,465
American Express Co.	409,500	24,881
Capital One Financial Corp.	362,400	23,016
Bank of America Corp.	1,631,446	21,649
Citigroup Inc.	458,030	19,416
State Street Corp.	303,900	16,386
Navient Corp.	589,100	7,040
* SLM Corp.	589,000	3,640
		225,241
Health Care (23.2%)
Medtronic plc	407,700	35,376
Pfizer Inc.	948,114	33,383
Merck & Co. Inc.	532,500	30,677
Johnson & Johnson	238,000	28,870
* Express Scripts Holding Co.	366,500	27,781
Anthem Inc.	197,200	25,900
Sanofi ADR	618,700	25,893
Teva Pharmaceutical
Industries Ltd. ADR	508,900	25,562
Cardinal Health Inc.	202,400	15,789
		249,231

		Market
		Value•
	Shares	($000)
Industrials (8.1%)
United Technologies Corp.	335,600	34,416
Honeywell International Inc.	185,300	21,554
General Dynamics Corp.	149,200	20,775
Raytheon Co.	77,500	10,536
		87,281
Information Technology (8.8%)
Microsoft Corp.	562,100	28,763
Oracle Corp.	665,800	27,251
QUALCOMM Inc.	466,100	24,969
Intel Corp.	391,000	12,825
		93,808
Materials (3.1%)
Air Products & Chemicals
Inc.	236,700	33,621

Telecommunication Services (4.4%)
Verizon Communications
Inc.	614,060	34,289
AT&T Inc.	296,927	12,830
		47,119
Utilities (1.3%)
CenterPoint Energy Inc.	569,600	13,670
Total Common Stocks
(Cost $932,859)		1,042,820
Temporary Cash Investment (2.6%)
Money Market Fund (2.6%)
[1] Vanguard Market Liquidity
Fund, 0.538%
(Cost $28,131)	28,130,767	28,131
Total Investments (99.8%)
(Cost $960,990)		1,070,951

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	88
Receivables for Investment Securities Sold 1,632
Receivables for Accrued Income	2,226
Receivables for Capital Shares Issued	237
Other Assets	10
Total Other Assets	4,193
Liabilities
Payables to Investment Advisor	(245)
Payables for Capital Shares Redeemed	(703)
Payables to Vanguard	(1,500)
Other Liabilities	(1)
Total Liabilities	(2,449)
Net Assets (100%)
Applicable to 67,785,869 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,072,695
Net Asset Value Per Share	$15.82

At June 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	912,458
Undistributed Net Investment Income	13,547
Accumulated Net Realized Gains	36,729
Unrealized Appreciation (Depreciation)	109,961
Net Assets	1,072,695

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Statement of Operations

Six Months Ended
June 30, 2016
($000)
Investment Income
Income
Dividends[1]	16,754
Interest [2]	54
Securities Lending	20
Total Income	16,828
Expenses
Investment Advisory Fees—Note B
Basic Fee	645
Performance Adjustment	(174)
The Vanguard Group—Note C
Management and Administrative	811
Marketing and Distribution	93
Custodian Fees	8
Shareholders’ Reports	10
Trustees’ Fees and Expenses	1
Total Expenses	1,394
Expenses Paid Indirectly	(14)
Net Expenses	1,380
Net Investment Income	15,448
Realized Net Gain (Loss) on
Investment Securities Sold	36,754
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(7,259)
Net Increase (Decrease) in Net Assets
Resulting from Operations	44,943
1 Dividends are net of foreign withholding taxes of $180,000.
2 Interest income from an affiliated company of the portfolio was $54,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,448	28,931
Realized Net Gain (Loss)	36,754	59,117
Change in Unrealized Appreciation (Depreciation)	(7,259)	(115,268)
Net Increase (Decrease) in Net Assets Resulting from Operations	44,943	(27,220)
Distributions
Net Investment Income	(28,893)	(29,016)
Realized Capital Gain[1]	(59,102)	(74,968)
Total Distributions	(87,995)	(103,984)
Capital Share Transactions
Issued	45,280	82,020
Issued in Lieu of Cash Distributions	87,995	103,984
Redeemed	(77,489)	(207,797)
Net Increase (Decrease) from Capital Share Transactions	55,786	(21,793)
Total Increase (Decrease)	12,734	(152,997)
Net Assets
Beginning of Period	1,059,961	1,212,958
End of Period[2]	1,072,695	1,059,961
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $3,051,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $13,547,000 and $26,992,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.55	$18.65	$18.10	$14.31	$12.57	$12.33
Investment Operations
Net Investment Income	.240	.471	.447	.412	.358	.315
Net Realized and Unrealized Gain (Loss)
on Investments	.434	(.901)	1.248	3.731	1.702	.175
Total from Investment Operations	.674	(.430)	1.695	4.143	2.060	.490
Distributions
Dividends from Net Investment Income	(.461)	(.466)	(.415)	(.353)	(.320)	(.250)
Distributions from Realized Capital Gains	(.943)	(1.204)	(.730)	—	—	—
Total Distributions	(1.404)	(1.670)	(1.145)	(.353)	(.320)	(.250)
Net Asset Value, End of Period	$15.82	$16.55	$18.65	$18.10	$14.31	$12.57

Total Return	4.45%	-2.45%	9.83%	29.40%	16.50%	3.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,073	$1,060	$1,213	$1,116	$868	$732
Ratio of Total Expenses to
Average Net Assets[1]	0.27%	0.28%	0.34%	0.35%	0.35%	0.39%
Ratio of Net Investment Income to
Average Net Assets	2.96%	2.55%	2.50%	2.50%	2.65%	2.41%
Portfolio Turnover Rate	28%	13%	16%	20%	14%	14%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.03%), (0.01%), (0.01%), (0.01%), and (0.01%).

Notes to Financial Statements

Vanguard Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and for the period ended June 30, 2016, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Vanguard Diversified Value Portfolio

4. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2016, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the MSCI Prime Market 750 Index for the preceding three years. For the six months ended June 30, 2016, the investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets before a decrease of $174,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2016, the portfolio had contributed to Vanguard capital in the amount of $88,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2016, these arrangements reduced the portfolio’s expenses by $14,000 (an annual rate of 0.00% of average net assets).

Vanguard Diversified Value Portfolio

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2016, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2016, the cost of investment securities for tax purposes was $960,990,000. Net unrealized appreciation of investment securities for tax purposes was $109,961,000, consisting of unrealized gains of $205,953,000 on securities that had risen in value since their purchase and $95,992,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2016, the portfolio purchased $144,461,000 of investment securities and sold $168,892,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2016	December 31, 2015
	Shares	Shares
	(000)	(000)
Issued	2,892	4,798
Issued in Lieu of Cash Distributions	5,808	6,178
Redeemed	(4,958)	(11,971)
Net Increase (Decrease) in Shares Outstanding	3,742	(995)

At June 30, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 38% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2016, that would require recognition or disclosure in these financial statements.

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	12/31/2015	6/30/2016	Period[1]
Based on Actual Fund Return	$1,000.00	$1,044.48	$1.37
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.52	1.36

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Vanguard Diversified Value Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Diversified Value Portfolio has renewed the portfolio’s investment advisory arrangement with Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Barrow Hanley, founded in 1979, is known for its commitment to value investing. A subsidiary of Old Mutual Asset Management, Barrow Hanley remains independently managed. Using fundamental research, the firm seeks to make long-term investments in quality or improving businesses that are undervalued because of short-term disappointments. Barrow Hanley seeks to construct a portfolio with strict adherence to valuation factors, with below-average price/ earnings and price/book value ratios and above-average current yields. The firm has managed the portfolio since its inception in 1999.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Barrow Hanley in determining whether to approve the advisory fee because Barrow Hanley is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Barrow Hanley without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Equity Income Portfolio

Advisors’ Report

Vanguard Equity Income Portfolio returned 7.67% for the first six months of 2016, behind the 8.71% return of its benchmark, the FTSE High Dividend Yield Index, but ahead of the average return of peer funds. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also provided a discussion of the investment environment that existed during the first half of 2016 and its effect on the portfolio’s positioning. These reports were prepared on July 14, 2016.

Wellington Management Company llp

Portfolio Manager:

W. Michael Reckmeyer, III, CFA,
Senior Managing Director

U.S. equities rose during the first half of 2016, notwithstanding significant volatility. Early in the year, stocks plunged in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities later surged as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve helped calm the market’s jitters.

Early in the second quarter, a better-than-expected U.S. corporate earnings season and an encouraging economic backdrop helped sustain the rally. The continued rebound of oil prices buoyed equities, but performance tapered off in late April amid mixed economic data and earnings reports. The Fed remained a focal point as firm U.S. inflation data and hawkish commentary in May from several Fed officials raised market expectations of a summer interest rate hike.

Then “Brexit” took center stage. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also cited uncertainty over the United Kingdom’s pending referendum on its European Union membership as a factor. U.S. stocks plunged in the two trading days that followed the June 23 Brexit vote to leave the EU, but they staged an impressive comeback to end the quarter in positive territory.

Our results were held back by sector allocation, which is a residual of our bottom-up stock selection process. An overweight allocation to financials, the worst performer in the benchmark, detracted most from relative performance. Stock selection in health care, information technology, and utilities also hurt. Compared with the benchmark, our position in Home Depot and underweight allocation to Exxon Mobil, as well as our decision not to own benchmark constituent AT&T, detracted most.

On the plus side, selections in three sectors lifted our results: industrials, financials, and consumer staples. An overweight allocation to utilities and an underweight allocation to consumer discretionary also helped relative performance. Positions in Marsh & McLennan, UGI, and Kraft Heinz were the top relative contributors.

At the end of the period, we were most overweighted in financials, energy, and health care and most underweighted in consumer staples, telecommunication services, and information technology.

Total Returns
Six Months Ended
June 30, 2016
Vanguard Equity Income Portfolio	7.67%
FTSE High Dividend Yield Index	8.71
Variable Insurance Equity Income Funds Average[1]	5.40

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Equity Income
	Portfolio	Funds Average
Equity Income Portfolio	0.31%	0.81%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the Equity Income Portfolio’s annualized expense ratio was 0.31%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Vanguard Equity Income Portfolio

Significant purchases during the six months included new positions in Canadian Natural Resources, VF, TransCanada, and Amgen, We also added more shares in Dow Chemical and Novartis. We trimmed our holdings in Home Depot and IBM, and we eliminated our stake in CMS Energy because of valuation.

As always, we remain focused on finding investment opportunities in quality dividend-paying companies with superior total return potential at discounted valuations.

Vanguard Quantitative Equity Group

Portfolio Managers:

Michael R. Roach, CFA

James P. Stetler, Principal

Binbin Guo, Principal, Head of
Equity Research and Portfolio Strategies

The broad U.S. equity market returned nearly 4% for the six months, led by large- and mid-capitalization stocks. Value stocks, which returned about 6%, trounced growth stocks, which returned about 1%, and the benchmark FTSE High Dividend Yield Index returned almost 9%. International developed markets lagged the U.S. market, but emerging markets outperformed it.

The period’s most notable development was Britain’s vote to leave the European Union. Britain technically has two years to coordinate its potential exit with the rest of the EU’s members, but there is speculation that a longer time frame is more realistic. Although the initial decision weighed on global equity markets and boosted less risky assets such as bonds and gold, stocks have since sharply recovered.

In the United States, first-quarter GDP grew 1.1% as the economy continued to expand steadily because of personal consumption, local government spending, and exports. In June, the labor market added a higher-than-expected 287,000 jobs, alleviating some fears of a recession. In light of global uncertainty, especially after Britain’s referendum, the Federal Reserve remained cautious regarding its timeline of interest rate hikes. The federal funds futures market continued to reflect a much greater probability of no interest rate increases in 2016, and the prospect of higher rates in 2017 has even come into question. Although U.S. rates remain at historical lows, the increasing presence of negative interest rates elsewhere has meant a resilient dollar relative to other global currencies.

In the portfolio’s benchmark, eight of the ten industry sectors advanced, led by telecommunication services and utilities. Financials and consumer discretionary declined.

Although we seek to understand the impact of macroeconomic forces on portfolio performance, our investment process is centered on specific stock fundamentals. We compare all stocks in our investment universe within the same industry groups to identify those with characteristics that we believe will enable them to outperform over the long run. To do this, we use a strict quantitative process involving valuation and other factors that are focused on fundamental growth. The interaction of these factors generates a daily opinion on all the stocks in our universe, seeking to capitalize on investor biases across the market. Using the results of our model, we then construct our portfolio with the goal of maximizing expected return and minimizing exposure to risks relative to the benchmark, such as industry selection and market capitalization, that our research indicates do not improve returns.

For the half year, our growth, management decisions, and valuation models contributed positively to results. However, our sentiment and quality models did not perform as expected.

Some of our stock selection results were disappointing, especially in energy. In consumer staples, Ingredion (+11%), Campbell Soup (+23%), and Nu Skin Enterprises (+25%) were the largest relative contributors. In energy, overweight positions in CVR Energy (–59%), Scorpio Tankers (–45%) and Ensco plc (–27%) most hindered performance.

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	63	673	Employs a fundamental approach to identify desirable
Company llp			individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Quantitative	34	359	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	3	38	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Equity Income Portfolio

Portfolio Profile
As of June 30, 2016

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	188	424	3,863
Median Market Cap	$106.2B	$122.8B	$53.0B
Price/Earnings Ratio	19.8x	18.9x	22.0x
Price/Book Ratio	2.5x	2.7x	2.7x
Yield[3]	2.5%	3.3%	2.1%
Return on Equity	16.5%	16.9%	16.5%
Earnings Growth Rate	2.4%	1.3%	7.3%
Foreign Holdings	9.2%	0.0%	0.0%
Turnover Rate[4]	26%	—	—
Expense Ratio[5]	0.31%	—	—
Short-Term Reserves	0.6%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.92
Beta	0.99	0.89

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	5.8%	6.1%	12.9%
Consumer Staples	12.3	15.0	9.3
Energy	11.8	10.7	6.7
Financials	15.0	12.8	17.5
Health Care	13.0	11.7	14.2
Industrials	12.4	11.6	10.6
Information Technology 13.2		13.9	19.2
Materials	2.7	3.3	3.3
Telecommunication
Services	4.7	6.0	2.6
Utilities	9.1	8.9	3.7

Ten Largest Holdings[6] (% of total net assets)

Microsoft Corp.	Systems Software	4.1%
Johnson & Johnson	Pharmaceuticals	3.5
General Electric Co.	Industrial
	Conglomerates	2.9
Wells Fargo & Co.	Diversified Banks	2.7
JPMorgan Chase & Co.	Diversified Banks	2.7
Exxon Mobil Corp.	Integrated Oil & Gas	2.7
Verizon	Integrated
Communications Inc.	Telecommunication
	Services	2.6
Pfizer Inc.	Pharmaceuticals	2.3
Cisco Systems Inc.	Communications
	Equipment	2.3
Merck & Co. Inc.	Pharmaceuticals	2.2
Top Ten		28.0%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 FTSE High Dividend Yield Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the Equity Income Portfolio’s annualized expense ratio was 0.31%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2005–June 30, 2016

Average Annual Total Returns: Periods Ended June 30, 2016

	Inception Date	One Year	Five Years	Ten Years
Equity Income Portfolio	6/7/1993	9.06%	12.63%	8.01%

1 Six months ended June 30, 2016.
2 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Income Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.0%)[1]
Consumer Discretionary (5.3%)
Home Depot Inc.	109,800	14,021
McDonald’s Corp.	86,803	10,446
VF Corp.	110,170	6,774
Thomson Reuters Corp.	157,390	6,362
Target Corp.	41,897	2,925
Carnival Corp.	50,029	2,211
Ford Motor Co.	167,325	2,103
Darden Restaurants Inc.	30,932	1,959
Leggett & Platt Inc.	37,714	1,928
^ Regal Entertainment Group
Class A	86,599	1,909
General Motors Co.	57,290	1,621
Superior Industries
International Inc.	48,285	1,293
Rent-A-Center Inc.	82,845	1,017
Abercrombie & Fitch Co.	35,754	637
Nordstrom Inc.	13,622	518
Omnicom Group Inc.	6,059	494
Bob Evans Farms Inc.	12,297	467
		56,685
Consumer Staples (11.7%)
Kraft Heinz Co.	172,906	15,299
Coca-Cola Co.	330,708	14,991
Philip Morris International
Inc.	138,156	14,053
Procter & Gamble Co.	132,415	11,212
British American Tobacco
plc	169,938	11,058
Altria Group Inc.	150,967	10,411
PepsiCo Inc.	92,632	9,813
Wal-Mart Stores Inc.	109,353	7,985
Diageo plc ADR	44,240	4,994
General Mills Inc.	49,172	3,507
Kimberly-Clark Corp.	23,072	3,172
ConAgra Foods Inc.	56,045	2,679
Clorox Co.	17,845	2,470
Ingredion Inc.	16,233	2,101
Bunge Ltd.	33,004	1,952
Universal Corp.	33,161	1,915
Sysco Corp.	37,114	1,883
Campbell Soup Co.	28,302	1,883
Unilever NV	29,500	1,385
Nu Skin Enterprises Inc.
Class A	28,219	1,303
^ Cal-Maine Foods Inc.	27,987	1,240
		125,306
Energy (11.4%)
Exxon Mobil Corp.	305,043	28,595
Chevron Corp.	212,658	22,293
Suncor Energy Inc.	478,600	13,272
Occidental Petroleum Corp.	149,602	11,304

			Market
			Value•
		Shares	($000)
	Canadian Natural Resources
	Ltd.	274,290	8,456
	Phillips 66	84,200	6,680
	Enbridge Inc.	147,300	6,240
^	TransCanada Corp.	108,500	4,909
	TransCanada Corp.
	Subscription Receipts	61,100	2,758
	Valero Energy Corp.	51,546	2,629
	Cosan Ltd.	311,398	2,027
^	Ship Finance International
	Ltd.	124,759	1,839
^	Nordic American Tankers
	Ltd.	127,963	1,777
	Ensco plc Class A	168,752	1,639
	Noble Corp. plc	180,575	1,488
	ONEOK Inc.	26,147	1,241
	Scorpio Tankers Inc.	261,162	1,097
	Archrock Inc.	115,817	1,091
	Western Refining Inc.	28,992	598
	Spectra Energy Corp.	13,844	507
	ConocoPhillips	10,105	441
	CVR Energy Inc.	28,112	436
	PBF Energy Inc. Class A	12,848	305
	PrairieSky Royalty Ltd.	5,033	94
			121,716
Financials (14.4%)
	Wells Fargo & Co.	619,309	29,312
	JPMorgan Chase & Co.	469,460	29,172
	Marsh & McLennan
	Cos. Inc.	265,900	18,204
	Chubb Ltd.	81,302	10,627
	BlackRock Inc.	30,170	10,334
	PNC Financial Services
	Group Inc.	126,244	10,275
	MetLife Inc.	199,620	7,951
	M&T Bank Corp.	52,400	6,195
	US Bancorp	117,940	4,757
	Principal Financial Group Inc.	83,790	3,445
	Prudential Financial Inc.	43,093	3,074
	Aflac Inc.	40,754	2,941
	Travelers Cos. Inc.	22,727	2,706
	Fifth Third Bancorp	133,307	2,345
	Ameriprise Financial Inc.	25,614	2,301
	Regions Financial Corp.	247,235	2,104
	Navient Corp.	155,404	1,857
	Maiden Holdings Ltd.	132,558	1,623
	SunTrust Banks Inc.	34,647	1,423
	T. Rowe Price Group Inc.	14,326	1,045
	Dime Community
	Bancshares Inc.	36,330	618
	Washington Federal Inc.	20,500	497
	Old National Bancorp	35,211	441
	Lazard Ltd. Class A	14,350	427
	BBCN Bancorp Inc.	14,510	217
	Flushing Financial Corp.	10,682	212
			154,103

		Market
		Value•
	Shares	($000)
Health Care (12.3%)
Johnson & Johnson	306,165	37,138
Pfizer Inc.	706,195	24,865
Merck & Co. Inc.	414,437	23,876
Bristol-Myers Squibb Co.	183,275	13,480
Novartis AG	103,284	8,496
Roche Holding AG	25,798	6,811
AstraZeneca plc ADR	177,170	5,349
Eli Lilly & Co.	63,169	4,975
Amgen Inc.	26,200	3,986
AbbVie Inc.	39,128	2,422
Owens & Minor Inc.	19,602	733
		132,131
Industrials (11.9%)
General Electric Co.	991,818	31,222
3M Co.	68,491	11,994
Eaton Corp. plc	187,670	11,210
Honeywell International Inc.	79,310	9,225
Union Pacific Corp.	105,610	9,215
United Technologies Corp.	85,100	8,727
United Parcel Service Inc.
Class B	76,978	8,292
Raytheon Co.	60,450	8,218
Waste Management Inc.	65,950	4,371
Caterpillar Inc.	53,290	4,040
Greenbrier Cos. Inc.	65,643	1,912
Briggs & Stratton Corp.	88,630	1,877
^ American Railcar Industries
Inc.	45,474	1,795
GATX Corp.	40,650	1,787
General Dynamics Corp.	11,370	1,583
General Cable Corp.	123,076	1,564
West Corp.	79,275	1,559
Boeing Co.	10,759	1,397
Kennametal Inc.	59,445	1,314
CH Robinson Worldwide Inc.	16,635	1,235
National Presto Industries
Inc.	13,063	1,233
Lockheed Martin Corp.	4,813	1,194
Stanley Black & Decker Inc.	10,627	1,182
Brady Corp. Class A	14,594	446
Knoll Inc.	16,214	394
Steelcase Inc. Class A	12,634	172
		127,158
Information Technology (12.3%)
Microsoft Corp.	857,063	43,856
Cisco Systems Inc.	848,956	24,357
Intel Corp.	695,370	22,808
International Business
Machines Corp.	45,106	6,846
Texas Instruments Inc.	97,928	6,135
Maxim Integrated Products
Inc.	169,376	6,045
Analog Devices Inc.	98,270	5,566
HP Inc.	214,370	2,690
QUALCOMM Inc.	41,119	2,203
ManTech International Corp.
Class A	50,422	1,907
Leidos Holdings Inc.	39,448	1,888
EarthLink Holdings Corp.	292,770	1,874
Computer Sciences Corp.	28,000	1,390
Diebold Inc.	45,746	1,136
Western Union Co.	36,884	707
Intersil Corp. Class A	44,000	596
Xilinx Inc.	10,154	468
KLA-Tencor Corp.	6,165	452
Linear Technology Corp.	9,171	427

Vanguard Equity Income Portfolio

		Market
		Value•
	Shares	($000)
Seagate Technology plc	8,615	210
Cypress Semiconductor
Corp.	19,000	200
		131,761
Materials (2.6%)
Dow Chemical Co.	223,848	11,127
International Paper Co.	72,180	3,059
Nucor Corp.	49,000	2,421
Schnitzer Steel Industries
Inc.	109,874	1,934
Steel Dynamics Inc.	78,683	1,928
Avery Dennison Corp.	24,609	1,839
Commercial Metals Co.	105,006	1,775
Rayonier Advanced
Materials Inc.	91,703	1,246
LyondellBasell Industries NV
Class A	16,471	1,226
EI du Pont de Nemours
& Co.	7,090	459
Bemis Co. Inc.	5,802	299
Domtar Corp.	4,631	162
		27,475
Other (0.8%)
[2] Vanguard High Dividend
Yield ETF	119,332	8,527

Telecommunication Services (4.5%)
Verizon Communications
Inc.	499,484	27,891
BCE Inc.	188,280	8,910
AT&T Inc.	205,245	8,869
CenturyLink Inc.	83,554	2,424
Frontier Communications
Corp.	47,721	236
		48,330
Utilities (8.8%)
Dominion Resources Inc.	176,460	13,752
Xcel Energy Inc.	222,840	9,979
UGI Corp.	206,649	9,351
Eversource Energy	137,210	8,219
NextEra Energy Inc.	60,861	7,936
Sempra Energy	53,420	6,091
Duke Energy Corp.	64,484	5,532
National Grid plc	363,624	5,347
Edison International	37,400	2,905
PPL Corp.	73,699	2,782
FirstEnergy Corp.	70,383	2,457
Entergy Corp.	29,751	2,420
CenterPoint Energy Inc.	95,734	2,298
NiSource Inc.	86,433	2,292

		Market
		Value•
	Shares	($000)
Southwest Gas Corp.	26,986	2,124
Great Plains Energy Inc.	68,223	2,074
MDU Resources Group Inc.	84,679	2,032
ONE Gas Inc.	27,940	1,860
Northwest Natural Gas Co.	17,557	1,138
Consolidated Edison Inc.	13,964	1,123
NRG Energy Inc.	64,415	966
PG&E Corp.	14,005	895
AGL Resources Inc.	4,374	289
TECO Energy Inc.	9,103	252
Southern Co.	4,492	241
		94,355
Total Common Stocks
(Cost $845,581)		1,027,547
Temporary Cash Investments (4.8%)[1]
Money Market Fund (3.6%)
[3,4] Vanguard Market
Liquidity Fund,
0.538%	38,425,012	38,425

	Face
	Amount
	$000)
Repurchase Agreement (1.0%)
BNP Paribas Securities Corp.
0.400%, 7/1/16 (Dated
6/30/16, Repurchase Value
$10,300,000, collateralized
by Federal Home Loan
Mortgage Corp. 2.605%–
5.000%, 9/1/2023–12/1/2040,
Federal National Mortgage
Assn. 5.000%, 7/1/2041,
and U.S. Treasury Note/Bond
0.750%, 1/31/2018, with a
value of $10,506,000)	10,300	10,300

U.S. Government and Agency Obligations (0.2%)
[5,6] Federal Home Loan
Bank Discount Notes,
0.350%–0.582%, 7/8/16	2,100	2,100
Total Temporary Cash Investments
(Cost $50,825)		50,825
Total Investments (100.8%)
(Cost $896,406)		1,078,372

Amount
($000)
Other Assets and Liabilities (-0.8%)
Other Assets
Investment in Vanguard	86
Receivables for Investment Securities Sold 192
Receivables for Accrued Income	2,213
Receivables for Capital Shares Issued	2,471
Other Assets	457
Total Other Assets	5,419
Liabilities
Payables for Investment Securities
Purchased	(386)
Collateral for Securities on Loan	(9,521)
Payables to Investment Advisor	(144)
Payables for Capital Shares Redeemed	(2,386)
Payables to Vanguard	(1,229)
Total Liabilities	(13,666)
Net Assets (100%)
Applicable to 51,744,243 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,070,125
Net Asset Value Per Share	$20.68

At June 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	865,021
Undistributed Net Investment Income	13,382
Accumulated Net Realized Gains	9,552
Unrealized Appreciation (Depreciation)
Investment Securities	181,966
Futures Contracts	221
Foreign Currencies	(17)
Net Assets	1,070,125

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $9,203,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.3% and 1.5%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $9,521,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $1,400,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Statement of Operations

Six Months Ended
June 30, 2016
($000)
Investment Income
Income
Dividends[1,2]	15,993
Interest[1]	91
Securities Lending	196
Total Income	16,280
Expenses
Investment Advisory Fees—Note B
Basic Fee	437
Performance Adjustment	(38)
The Vanguard Group—Note C
Management and Administrative	976
Marketing and Distribution	86
Custodian Fees	15
Shareholders’ Reports	14
Trustees’ Fees and Expenses	1
Total Expenses	1,491
Net Investment Income	14,789
Realized Net Gain (Loss)
Investment Securities Sold[1]	10,118
Futures Contracts	(282)
Foreign Currencies	(16)
Realized Net Gain (Loss)	9,820
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	50,276
Futures Contracts	(18)
Foreign Currencies	(2)
Change in Unrealized Appreciation
(Depreciation)	50,256
Net Increase (Decrease) in Net Assets
Resulting from Operations	74,865
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $126,000, $59,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $169,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,789	26,227
Realized Net Gain (Loss)	9,820	65,932
Change in Unrealized Appreciation (Depreciation)	50,256	(83,862)
Net Increase (Decrease) in Net Assets Resulting from Operations	74,865	8,297
Distributions
Net Investment Income	(26,183)	(25,120)
Realized Capital Gain[1]	(65,840)	(58,331)
Total Distributions	(92,023)	(83,451)
Capital Share Transactions
Issued	102,295	81,848
Issued in Lieu of Cash Distributions	92,023	83,451
Redeemed	(47,317)	(127,701)
Net Increase (Decrease) from Capital Share Transactions	147,001	37,598
Total Increase (Decrease)	129,843	(37,556)
Net Assets
Beginning of Period	940,282	977,838
End of Period[2]	1,070,125	940,282
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $8,309,000 and $5,563,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $13,382,000 and $24,792,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.22	$23.04	$22.36	$17.63	$15.93	$14.78
Investment Operations
Net Investment Income	.282	.597	.603	.532	.481	.417
Net Realized and Unrealized Gain (Loss)
on Investments	1.227	(.437)	1.782	4.681	1.632	1.088
Total from Investment Operations	1.509	.160	2.385	5.213	2.113	1.505
Distributions
Dividends from Net Investment Income	(.583)	(.596)	(.555)	(.483)	(.413)	(.355)
Distributions from Realized Capital Gains	(1.466)	(1.384)	(1.150)	—	—	—
Total Distributions	(2.049)	(1.980)	(1.705)	(.483)	(.413)	(.355)
Net Asset Value, End of Period	$20.68	$21.22	$23.04	$22.36	$17.63	$15.93

Total Return	7.67%	0.85%	11.41%	30.04%	13.40%	10.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,070	$940	$978	$911	$672	$563
Ratio of Total Expenses to
Average Net Assets[1]	0.31%	0.31%	0.32%	0.32%	0.33%	0.33%
Ratio of Net Investment Income to
Average Net Assets	3.05%	2.76%	2.69%	2.71%	2.99%	2.92%
Portfolio Turnover Rate	26%	36%	31%	34%	28%	27%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.00%, 0.00%, 0.00%, and 0.01%.

Notes to Financial Statements

Vanguard Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Vanguard Equity Income Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2016, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and for the period ended June 30, 2016, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in

Vanguard Equity Income Portfolio

the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firm Wellington Management Company llp provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company llp is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield for the preceding three years.

Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $130,000 for the six months ended June 30, 2016.

For the six months ended June 30, 2016, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.09% of the portfolio’s average net assets, before a decrease of $38,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2016, the portfolio had contributed to Vanguard capital in the amount of $86,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Equity Income Portfolio

The following table summarizes the market value of the portfolio’s investments as of June 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	995,835	31,712	—
Temporary Cash Investments	38,425	12,400	—
Futures Contracts—Assets[1]	362	—	—
Total	1,034,622	44,112	—
1 Represents variation margin on the last day of the reporting period.

E. At June 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	338	35,324	221

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2016, the portfolio realized net foreign currency losses of $16,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2016, the cost of investment securities for tax purposes was $896,406,000. Net unrealized appreciation of investment securities for tax purposes was $181,966,000, consisting of unrealized gains of $203,763,000 on securities that had risen in value since their purchase and $21,797,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2016, the portfolio purchased $191,982,000 of investment securities and sold $124,064,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2016	December 31, 2015
	Shares	Shares
	(000)	(000)
Issued	5,070	3,819
Issued in Lieu of Cash Distributions	4,709	4,004
Redeemed	(2,339)	(5,960)
Net Increase (Decrease) in Shares Outstanding	7,440	1,863

At June 30, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 71% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2016, that would require recognition or disclosure in these financial statements.

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	12/31/2015	6/30/2016	Period[1]
Based on Actual Fund Return	$1,000.00	$1,076.75	$1.60
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.32	1.56

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Vanguard Equity Income Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Equity Income Portfolio has renewed the portfolio’s investment advisory arrangements with Wellington Management Company llp (Wellington Management) and The Vanguard Group, Inc. (Vanguard)—through its Quantitative Equity Group. The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following: Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Utilizing fundamental research, Wellington Management seeks to build a portfolio with an above-market yield, superior growth rate, and more attractive valuation. While every company purchased for the portfolio will pay a dividend, the goal is to build a portfolio with an above-market yield in aggregate, allowing for individual companies with below-market yields. Normalized earnings, normalized price/earnings ratios, and improving returns on capital are key to the research process. The firm has advised a portion of the portfolio since 2003.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for shareholders.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Wellington Management without any need for asset-level breakpoints. Wellington Management’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Vanguard® Equity Index Portfolio

Despite significant volatility, the broad U.S. stock market finished the first half of 2016 with solid gains. For the six months ended June 30, 2016 Vanguard Equity Index Portfolio returned 3.78%, in line with its benchmark index (+3.84%) and better than the average return of peer funds (+2.54%).

The table below shows the returns of your portfolio and its comparative standards for the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Consumer staples and energy drove portfolio performance
The Equity Index Portfolio invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. Stocks of large-capitalization companies returned more than those of smaller companies, helping the portfolio to slightly outpace the broad market.

Eight of the ten industry sectors represented in the portfolio advanced, with four of them—consumer staples, energy, telecommunication services, and utilities—posting double-digit returns. Aside from energy, these sectors are often viewed as safer and more defensive; their outperformance reflected the caution many investors felt during the period.

Consumer staples and energy lifted performance most, each adding more than 1 percentage point to the portfolio’s overall result. Within consumer staples (+10%), tobacco, food, and household product companies were among the leaders.

As oil and commodity prices have bounced back a bit over the past few months, so has the energy sector (+16%). Integrated oil and gas companies and exploration and production firms have done particularly well.

Telecommunication services (+25%) and utilities (+23%), two of the fund’s smaller-weighted sectors, also provided a significant boost to returns. Both industries deliver stable, steady dividend yields, which tend to be attractive to investors seeking income at a time when bond yields are historically low and stock volatility is high.

Industrials, which returned about 6%, was another notable performer. Gains were evident across most of the sector, with conglomerates, machinery, and aerospace and defense firms making solid contributions.

Financials (–3%) detracted the most from the index’s return. Lower long-term interest rates have hurt banks, asset managers, consumer finance companies, and investment firms. Information technology was down slightly for the period; stocks of some internet and technology hardware firms experienced declines.

Total Returns
Six Months Ended
June 30, 2016
Vanguard Equity Index Portfolio	3.78%
S&P 500 Index	3.84
Variable Insurance Large-Cap Core Funds Average[1]	2.54

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.15%	0.40%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the annualized expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Vanguard Equity Index Portfolio

Portfolio Profile
As of June 30, 2016

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	507	505	3,863
Median Market Cap	$77.0B	$78.7B	$53.0B
Price/Earnings Ratio	20.7x	20.7x	22.0x
Price/Book Ratio	2.8x	2.8x	2.7x
Yield[3]	2.0%	2.2%	2.1%
Return on Equity	17.6%	17.3%	16.5%
Earnings Growth Rate	6.9%	7.0%	7.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	5%	—	—
Expense Ratio[5]	0.15%	—	—
Short-Term Reserves	0.5%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	1.00	0.98

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	12.3%	12.3%	12.9%
Consumer Staples	10.6	10.6	9.3
Energy	7.4	7.4	6.7
Financials	15.7	15.7	17.5
Health Care	14.7	14.7	14.2
Industrials	10.2	10.2	10.6
Information Technology 19.6		19.8	19.2
Materials	2.9	2.8	3.3
Telecommunication
Services	2.9	2.9	2.6
Utilities	3.7	3.6	3.7

Ten Largest Holdings[6] (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	2.9%
Alphabet Inc.	Internet Software
	& Services	2.2
Microsoft Corp.	Systems Software	2.2
Exxon Mobil Corp.	Integrated Oil & Gas	2.1
Johnson & Johnson	Pharmaceuticals	1.8
General Electric Co.	Industrial
	Conglomerates	1.6
Amazon.com Inc.	Internet Retail	1.5
Berkshire
Hathaway Inc.	Multi-Sector Holdings	1.5
AT&T Inc.	Integrated
	Telecommunication
	Services	1.5
Facebook Inc.	Internet Software
	& Services	1.4
Top Ten		18.7%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the annualized expense ratio was 0.15%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2005–June 30, 2016

Average Annual Total Returns: Periods Ended June 30, 2016

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	3.87%	11.94%	7.32%

1 Six months ended June 30, 2016.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (12.2%)
*	Amazon.com Inc.	87,692	62,754
	Home Depot Inc.	282,011	36,010
	Comcast Corp. Class A	548,008	35,725
	Walt Disney Co.	338,335	33,096
	McDonald’s Corp.	198,991	23,947
	Starbucks Corp.	332,102	18,970
	NIKE Inc. Class B	301,878	16,664
	Lowe’s Cos. Inc.	200,901	15,905
*	Priceline Group Inc.	11,259	14,056
	Time Warner Inc.	178,251	13,109
	TJX Cos. Inc.	149,925	11,579
	Ford Motor Co.	884,481	11,118
	Target Corp.	133,604	9,328
	General Motors Co.	317,627	8,989
*	Netflix Inc.	97,141	8,886
	Yum! Brands Inc.	92,445	7,666
	Twenty-First Century
	Fox Inc. Class A	248,371	6,718
	Johnson Controls Inc.	147,025	6,507
	Dollar General Corp.	64,388	6,052
*	O’Reilly Automotive Inc.	21,867	5,928
*	AutoZone Inc.	6,773	5,377
	Ross Stores Inc.	90,952	5,156
	CBS Corp. Class B	94,181	5,127
*	Dollar Tree Inc.	53,287	5,022
	Newell Brands Inc.	103,135	5,009
	VF Corp.	75,740	4,657
	Omnicom Group Inc.	54,215	4,418
	Carnival Corp.	99,525	4,399
	Delphi Automotive plc	62,019	3,882
	L Brands Inc.	57,089	3,832
*	Ulta Salon Cosmetics
	& Fragrance Inc.	14,263	3,475
	Genuine Parts Co.	34,018	3,444
	Viacom Inc. Class B	78,326	3,248
	Marriott International Inc.
	Class A	43,104	2,865
	Whirlpool Corp.	17,115	2,852
	Starwood Hotels & Resorts
	Worldwide Inc.	38,247	2,828
	Expedia Inc.	26,417	2,808
	Tractor Supply Co.	30,246	2,758
*	Mohawk Industries Inc.	14,478	2,747
	Advance Auto Parts Inc.	16,676	2,695
	Twenty-First Century
	Fox Inc.	97,757	2,664
*	Chipotle Mexican Grill Inc.
	Class A	6,586	2,653
	Royal Caribbean Cruises Ltd.	38,292	2,571
	Coach Inc.	62,861	2,561
	Mattel Inc.	77,258	2,417
	DR Horton Inc.	74,927	2,359
	Macy’s Inc.	70,023	2,353
*	LKQ Corp.	69,518	2,204
*	CarMax Inc.	43,787	2,147
	Hanesbrands Inc.	85,135	2,139
	Hasbro Inc.	25,390	2,133

			Market
			Value•
		Shares	($000)
	Interpublic Group of Cos. Inc.	91,267	2,108
*	Michael Kors Holdings Ltd.	40,159	1,987
	Best Buy Co. Inc.	63,991	1,958
	Lennar Corp. Class A	41,445	1,911
	Harley-Davidson Inc.	41,136	1,863
	Wyndham Worldwide Corp.	25,176	1,793
	PVH Corp.	18,505	1,744
	Foot Locker Inc.	30,778	1,689
	Wynn Resorts Ltd.	18,555	1,682
*,^	Under Armour Inc. Class A	41,367	1,660
*	TripAdvisor Inc.	25,617	1,647
	Darden Restaurants Inc.	25,649	1,625
	Kohl’s Corp.	42,071	1,595
	Leggett & Platt Inc.	30,344	1,551
	Goodyear Tire & Rubber Co.	60,184	1,544
	Tiffany & Co.	25,107	1,523
*	Under Armour Inc.	41,652	1,516
	Bed Bath & Beyond Inc.	34,808	1,504
	BorgWarner Inc.	49,850	1,472
	Signet Jewelers Ltd.	17,820	1,469
	PulteGroup Inc.	71,425	1,392
	Scripps Networks
	Interactive Inc. Class A	21,371	1,331
*	Discovery
	Communications Inc.	53,418	1,274
	Staples Inc.	147,351	1,270
	News Corp. Class A	109,223	1,240
	H&R Block Inc.	52,718	1,213
	Ralph Lauren Corp. Class A	13,232	1,186
	TEGNA Inc.	49,632	1,150
	Harman International
	Industries Inc.	15,752	1,131
	Garmin Ltd.	26,615	1,129
	Nordstrom Inc.	28,646	1,090
	Gap Inc.	50,809	1,078
*	Discovery Communications
	Inc. Class A	33,718	851
*	AutoNation Inc.	15,981	751
*	Urban Outfitters Inc.	19,709	542
			506,276
Consumer Staples (10.5%)
	Procter & Gamble Co.	603,324	51,083
	Coca-Cola Co.	882,587	40,008
	Philip Morris
	International Inc.	351,600	35,765
	PepsiCo Inc.	327,400	34,685
	Altria Group Inc.	443,475	30,582
	Wal-Mart Stores Inc.	346,229	25,282
	CVS Health Corp.	243,461	23,309
	Walgreens Boots
	Alliance Inc.	195,935	16,316
	Mondelez International Inc.
	Class A	351,855	16,013
	Costco Wholesale Corp.	99,372	15,605
	Colgate-Palmolive Co.	202,472	14,821
	Kraft Heinz Co.	135,120	11,955
	Kimberly-Clark Corp.	81,712	11,234
	Reynolds American Inc.	187,656	10,120
	General Mills Inc.	134,814	9,615

			Market
			Value•
		Shares	($000)
	Kroger Co.	216,238	7,955
	Constellation Brands Inc.
	Class A	39,905	6,600
	Sysco Corp.	118,808	6,028
	Archer-Daniels-Midland Co.	133,212	5,714
*	Monster Beverage Corp.	31,822	5,114
	ConAgra Foods Inc.	98,571	4,713
	Kellogg Co.	57,218	4,672
	Estee Lauder Cos. Inc.
	Class A	50,268	4,575
	Tyson Foods Inc. Class A	68,232	4,557
	Molson Coors Brewing Co.
	Class B	41,660	4,213
	JM Smucker Co.	27,195	4,145
	Dr Pepper Snapple
	Group Inc.	42,242	4,082
	Clorox Co.	29,387	4,067
	Mead Johnson Nutrition Co.	42,181	3,828
	Hershey Co.	32,090	3,642
	Church & Dwight Co. Inc.	29,294	3,014
	McCormick & Co. Inc.	25,965	2,770
	Campbell Soup Co.	40,716	2,709
	Whole Foods Market Inc.	72,840	2,332
	Brown-Forman Corp.
	Class B	22,775	2,272
	Hormel Foods Corp.	61,020	2,233
			435,628
Energy (7.4%)
	Exxon Mobil Corp.	939,927	88,109
	Chevron Corp.	427,261	44,790
	Schlumberger Ltd.	314,975	24,908
	Occidental Petroleum Corp.	173,145	13,083
	ConocoPhillips	280,687	12,238
	EOG Resources Inc.	124,782	10,409
	Halliburton Co.	194,770	8,821
	Phillips 66	106,040	8,413
	Kinder Morgan Inc.	414,784	7,765
	Anadarko Petroleum Corp.	115,709	6,162
	Spectra Energy Corp.	155,233	5,686
	Pioneer Natural
	Resources Co.	37,147	5,617
	Valero Energy Corp.	106,635	5,438
	Apache Corp.	85,489	4,759
	Marathon Petroleum Corp.	119,704	4,544
	Baker Hughes Inc.	98,985	4,467
	Devon Energy Corp.	118,323	4,289
	Hess Corp.	59,443	3,573
*	Concho Resources Inc.	29,418	3,509
	Noble Energy Inc.	96,986	3,479
	Williams Cos. Inc.	154,431	3,340
	EQT Corp.	39,057	3,024
	Marathon Oil Corp.	191,483	2,874
	National Oilwell Varco Inc.	85,222	2,868
	Cabot Oil & Gas Corp.	104,924	2,701
	Cimarex Energy Co.	21,506	2,566
	Columbia Pipeline Group Inc.	90,651	2,311
	ONEOK Inc.	47,512	2,255
	Tesoro Corp.	27,063	2,028
*	Newfield Exploration Co.	44,438	1,963

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Range Resources Corp.	38,281	1,651
	Helmerich & Payne Inc.	24,328	1,633
*	FMC Technologies Inc.	50,610	1,350
*	Southwestern Energy Co.	106,875	1,345
	Murphy Oil Corp.	36,637	1,163
	Transocean Ltd.	77,558	922
*	Chesapeake Energy Corp.	132,043	565
	Diamond Offshore
	Drilling Inc.	14,976	364
			304,982
Financials (15.7%)
*	Berkshire Hathaway Inc.
	Class B	393,263	56,940
	JPMorgan Chase & Co.	828,832	51,504
	Wells Fargo & Co.	1,047,260	49,567
	Bank of America Corp.	2,328,246	30,896
	Citigroup Inc.	665,227	28,199
	Simon Property Group Inc.	70,138	15,213
	US Bancorp	367,882	14,837
	Chubb Ltd.	105,332	13,768
	American International
	Group Inc.	253,660	13,416
	Goldman Sachs Group Inc.	87,566	13,011
	American Express Co.	183,290	11,137
	American Tower
	Corporation	96,240	10,934
	MetLife Inc.	249,068	9,920
	BlackRock Inc.	28,518	9,768
	Bank of New York
	Mellon Corp.	244,168	9,486
	PNC Financial Services
	Group Inc.	113,196	9,213
	Morgan Stanley	342,516	8,899
	Public Storage	33,409	8,539
	Marsh & McLennan
	Cos. Inc.	118,171	8,090
	Travelers Cos. Inc.	66,151	7,875
	Crown Castle
	International Corp.	76,429	7,752
	CME Group Inc.	76,835	7,484
	Capital One Financial Corp.	116,128	7,375
	Prudential Financial Inc.	100,265	7,153
	Intercontinental
	Exchange Inc.	26,995	6,910
	Charles Schwab Corp.	272,661	6,901
	Aflac Inc.	93,964	6,780
	BB&T Corp.	186,090	6,627
	Aon plc	60,086	6,563
	S&P Global Inc.	60,045	6,440
	Welltower Inc.	81,031	6,172
	Equinix Inc.	15,744	6,104
	Allstate Corp.	84,684	5,924
	Prologis Inc.	118,721	5,822
	Equity Residential	82,604	5,690
	AvalonBay
	Communities Inc.	31,020	5,596
	Ventas Inc.	76,697	5,585
	Weyerhaeuser Co.	168,725	5,023
	Discover Financial Services	93,443	5,008
	State Street Corp.	89,800	4,842
*	Synchrony Financial	188,439	4,764
	SunTrust Banks Inc.	113,831	4,676
	Boston Properties Inc.	34,687	4,575
*	Berkshire Hathaway Inc.
	Class A	21	4,556
	Progressive Corp.	132,179	4,428
	M&T Bank Corp.	35,959	4,251
	T. Rowe Price Group Inc.	56,039	4,089
	Realty Income Corp.	58,209	4,037
	Vornado Realty Trust	40,094	4,014

			Market
			Value•
		Shares	($000)
	Hartford Financial Services
	Group Inc.	88,964	3,948
	General Growth
	Properties Inc.	131,682	3,927
	Willis Towers Watson plc	31,331	3,895
	HCP Inc.	105,531	3,734
	Digital Realty Trust Inc.	33,241	3,623
	Moody’s Corp.	38,340	3,593
	Essex Property Trust Inc.	14,837	3,384
	Ameriprise Financial Inc.	37,627	3,381
	Northern Trust Corp.	48,547	3,217
	Fifth Third Bancorp	173,214	3,047
	Kimco Realty Corp.	94,722	2,972
	Franklin Resources Inc.	83,124	2,774
	Host Hotels & Resorts Inc.	169,418	2,746
	Federal Realty
	Investment Trust	16,098	2,665
	Extra Space Storage Inc.	28,382	2,626
	Cincinnati Financial Corp.	33,415	2,502
	Principal Financial Group Inc.	60,864	2,502
	Loews Corp.	60,727	2,495
	Macerich Co.	28,677	2,449
	Regions Financial Corp.	285,753	2,432
	SL Green Realty Corp.	22,654	2,412
	Invesco Ltd.	94,254	2,407
	Citizens Financial Group Inc. 118,415		2,366
	UDR Inc.	60,678	2,240
	Iron Mountain Inc.	54,069	2,154
	XL Group plc Class A	64,143	2,137
	KeyCorp	190,082	2,100
	Lincoln National Corp.	53,950	2,092
	Arthur J Gallagher & Co.	40,274	1,917
*	CBRE Group Inc. Class A	65,916	1,745
	Unum Group	54,823	1,743
*	Affiliated Managers
	Group Inc.	12,208	1,718
	Nasdaq Inc.	25,917	1,676
	Comerica Inc.	39,728	1,634
	Huntington Bancshares Inc. 180,445		1,613
	Torchmark Corp.	25,634	1,585
	Apartment Investment
	& Management Co.	35,233	1,556
*	E*TRADE Financial Corp.	62,851	1,476
	Leucadia National Corp.	76,014	1,317
	Assurant Inc.	13,887	1,199
	Zions Bancorporation	45,795	1,151
	People’s United
	Financial Inc.	69,826	1,024
	Navient Corp.	76,735	917
	Legg Mason Inc.	24,224	714
			649,158
Health Care (14.6%)
	Johnson & Johnson	623,450	75,625
	Pfizer Inc.	1,374,670	48,402
	Merck & Co. Inc.	627,461	36,148
	UnitedHealth Group Inc.	215,600	30,443
	Bristol-Myers Squibb Co.	378,396	27,831
	Medtronic plc	318,747	27,658
	Amgen Inc.	170,346	25,918
	Gilead Sciences Inc.	301,938	25,188
	AbbVie Inc.	366,674	22,701
*	Allergan plc	89,659	20,719
	Eli Lilly & Co.	220,209	17,341
*	Celgene Corp.	175,580	17,317
	Thermo Fisher Scientific Inc.	89,239	13,186
	Abbott Laboratories	333,030	13,091
*	Biogen Inc.	49,658	12,008
*	Express Scripts Holding Co. 143,510		10,878
	Aetna Inc.	79,486	9,708
	McKesson Corp.	51,074	9,533
	Stryker Corp.	71,288	8,542

			Market
			Value•
		Shares	($000)
	Becton Dickinson and Co.	48,147	8,165
	Anthem Inc.	59,658	7,835
	Cigna Corp.	58,209	7,450
*	Boston Scientific Corp.	307,562	7,188
*	Regeneron
	Pharmaceuticals Inc.	17,693	6,179
	Humana Inc.	33,844	6,088
*	Alexion Pharmaceuticals Inc.	50,903	5,943
	Cardinal Health Inc.	73,969	5,770
*	Intuitive Surgical Inc.	8,632	5,709
	Baxter International Inc.	125,293	5,666
	Zimmer Biomet
	Holdings Inc.	45,015	5,419
*	HCA Holdings Inc.	68,280	5,258
	St. Jude Medical Inc.	64,279	5,014
	Zoetis Inc.	103,471	4,911
*	Vertex Pharmaceuticals Inc.	55,885	4,807
*	Edwards Lifesciences Corp.	48,022	4,789
*	Illumina Inc.	33,262	4,669
*	Mylan NV	96,432	4,170
*	Cerner Corp.	67,876	3,978
	CR Bard Inc.	16,584	3,900
	AmerisourceBergen Corp.
	Class A	41,706	3,308
	Agilent Technologies Inc.	74,431	3,302
*	Henry Schein Inc.	18,550	3,280
	Dentsply Sirona Inc.	52,804	3,276
*	Laboratory Corp. of
	America Holdings	23,178	3,019
	Perrigo Co. plc	32,754	2,970
*	DaVita HealthCare
	Partners Inc.	37,404	2,892
*	Centene Corp.	38,503	2,748
	Universal Health
	Services Inc. Class B	20,352	2,729
	Quest Diagnostics Inc.	31,980	2,604
*	Waters Corp.	18,407	2,589
*	Hologic Inc.	55,369	1,916
*	Varian Medical Systems Inc.	21,472	1,766
*	Mallinckrodt plc	24,661	1,499
	PerkinElmer Inc.	24,856	1,303
	Patterson Cos. Inc.	19,000	910
*	Endo International plc	46,512	725
			605,981
Industrials (10.1%)
	General Electric Co.	2,084,242	65,612
	3M Co.	137,537	24,085
	Honeywell
	International Inc.	172,823	20,103
	United Technologies Corp.	176,438	18,094
	Boeing Co.	135,756	17,631
	United Parcel Service
	Inc. Class B	156,495	16,858
	Union Pacific Corp.	190,666	16,636
	Lockheed Martin Corp.	59,346	14,728
	Danaher Corp.	135,892	13,725
	Caterpillar Inc.	132,433	10,040
	Raytheon Co.	67,210	9,137
	Northrop Grumman Corp.	40,907	9,093
	General Dynamics Corp.	65,132	9,069
	FedEx Corp.	56,655	8,599
	Illinois Tool Works Inc.	73,310	7,636
	Emerson Electric Co.	145,910	7,611
	Delta Air Lines Inc.	175,032	6,376
	Waste Management Inc.	93,735	6,212
	Eaton Corp. plc	103,877	6,205
	Norfolk Southern Corp.	67,061	5,709
	Southwest Airlines Co.	144,889	5,681
	CSX Corp.	216,749	5,653
	Deere & Co.	67,691	5,486
	Nielsen Holdings plc	81,845	4,253

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	PACCAR Inc.	79,330	4,115
	Tyco International plc	96,135	4,095
	Cummins Inc.	35,984	4,046
	Roper Technologies Inc.	22,957	3,915
	Stanley Black & Decker Inc.	34,227	3,807
	Ingersoll-Rand plc	58,379	3,718
	American Airlines
	Group Inc.	130,408	3,692
	Equifax Inc.	27,020	3,469
	Rockwell Automation Inc.	29,556	3,394
	Parker-Hannifin Corp.	30,412	3,286
*	TransDigm Group Inc.	12,028	3,172
*	United Continental
	Holdings Inc.	76,105	3,123
	WW Grainger Inc.	12,930	2,938
	Fastenal Co.	65,368	2,902
*	Verisk Analytics Inc.
	Class A	35,072	2,844
	Republic Services Inc.
	Class A	53,802	2,761
	L-3 Communications
	Holdings Inc.	17,581	2,579
	Rockwell Collins Inc.	29,361	2,500
	Acuity Brands Inc.	9,908	2,457
	AMETEK Inc.	53,004	2,450
	Dover Corp.	35,254	2,444
	CH Robinson
	Worldwide Inc.	32,382	2,404
	Pentair plc	40,974	2,388
	Masco Corp.	75,555	2,338
	Textron Inc.	60,890	2,226
	Kansas City Southern	24,557	2,212
	Snap-on Inc.	13,136	2,073
	Expeditors International
	of Washington Inc.	41,858	2,053
*	Stericycle Inc.	19,312	2,011
	Fortune Brands Home
	& Security Inc.	34,633	2,008
	Cintas Corp.	19,650	1,928
	Xylem Inc.	40,648	1,815
	JB Hunt Transport
	Services Inc.	20,280	1,641
	Alaska Air Group Inc.	27,914	1,627
	Fluor Corp.	31,376	1,546
	Allegion plc	21,593	1,499
*	Jacobs Engineering
	Group Inc.	27,772	1,383
*	United Rentals Inc.	20,558	1,379
	Flowserve Corp.	29,644	1,339
	Robert Half International Inc.	29,639	1,131
	Dun & Bradstreet Corp.	8,367	1,019
	Pitney Bowes Inc.	44,658	795
*	Quanta Services Inc.	33,794	781
	Ryder System Inc.	12,283	751
			420,286
Information Technology (19.7%)
	Apple Inc.	1,241,559	118,693
	Microsoft Corp.	1,781,644	91,167
*	Facebook Inc. Class A	524,088	59,893
*	Alphabet Inc. Class A	66,572	46,835
*	Alphabet Inc. Class C	66,951	46,337
	Intel Corp.	1,070,289	35,105
	Cisco Systems Inc.	1,140,043	32,708
	Visa Inc. Class A	431,758	32,023
	International Business
	Machines Corp.	200,252	30,394
	Oracle Corp.	705,477	28,875
	MasterCard Inc. Class A	220,050	19,378
	QUALCOMM Inc.	332,963	17,837
	Accenture plc Class A	141,465	16,027
	Texas Instruments Inc.	227,669	14,263

			Market
			Value•
		Shares	($000)
	Broadcom Ltd.	84,124	13,073
	EMC Corp.	442,754	12,030
*	salesforce.com Inc.	144,420	11,468
*	Adobe Systems Inc.	113,379	10,861
	Automatic Data
	Processing Inc.	103,333	9,493
*	PayPal Holdings Inc.	250,274	9,137
*	Cognizant Technology
	Solutions Corp. Class A	137,344	7,862
*	Yahoo! Inc.	198,079	7,440
	Hewlett Packard
	Enterprise Co.	376,640	6,881
	Intuit Inc.	57,859	6,458
	Applied Materials Inc.	246,904	5,918
*	eBay Inc.	239,574	5,608
*	Fiserv Inc.	50,230	5,461
	NVIDIA Corp.	114,606	5,388
*	Electronic Arts Inc.	68,460	5,186
	Corning Inc.	243,888	4,995
	HP Inc.	387,540	4,864
	TE Connectivity Ltd.	81,179	4,636
	Fidelity National Information
	Services Inc.	62,674	4,618
	Activision Blizzard Inc.	115,081	4,561
	Paychex Inc.	72,699	4,326
	Amphenol Corp. Class A	69,800	4,002
	Analog Devices Inc.	69,603	3,942
*	Micron Technology Inc.	234,499	3,227
	Lam Research Corp.	36,125	3,037
	Western Digital Corp.	63,798	3,015
*	Red Hat Inc.	41,168	2,989
	Symantec Corp.	138,352	2,842
*	Citrix Systems Inc.	35,096	2,811
*	Autodesk Inc.	50,571	2,738
	Skyworks Solutions Inc.	43,087	2,727
	Xilinx Inc.	57,476	2,651
*	Alliance Data Systems Corp.	13,269	2,600
	KLA-Tencor Corp.	35,393	2,592
	Linear Technology Corp.	53,997	2,512
	Global Payments Inc.	34,905	2,491
	Microchip Technology Inc.	48,607	2,467
	Motorola Solutions Inc.	35,863	2,366
	Harris Corp.	28,059	2,341
*	Akamai Technologies Inc.	39,652	2,218
	CA Inc.	67,247	2,208
	Western Union Co.	112,099	2,150
	Xerox Corp.	215,017	2,040
	Total System Services Inc.	37,948	2,015
*	VeriSign Inc.	21,950	1,898
	Juniper Networks Inc.	80,271	1,805
*	F5 Networks Inc.	15,106	1,720
	Seagate Technology plc	67,750	1,650
	NetApp Inc.	64,773	1,593
*	Qorvo Inc.	28,749	1,589
	FLIR Systems Inc.	30,963	958
*	First Solar Inc.	17,525	850
*	Teradata Corp.	29,208	732
	CSRA Inc.	31,114	729
			815,304
Materials (2.9%)
	EI du Pont de
	Nemours & Co.	198,012	12,831
	Dow Chemical Co.	254,548	12,654
	Monsanto Co.	99,080	10,246
	Praxair Inc.	64,734	7,275
	Ecolab Inc.	59,875	7,101
	PPG Industries Inc.	60,346	6,285
	Air Products &
	Chemicals Inc.	44,135	6,269
	LyondellBasell Industries
	NV Class A	77,596	5,775

			Market
			Value•
		Shares	($000)
	Sherwin-Williams Co.	17,823	5,234
	Newmont Mining Corp.	119,881	4,690
	International Paper Co.	93,306	3,954
	Vulcan Materials Co.	30,277	3,644
	Nucor Corp.	71,860	3,551
	Freeport-McMoRan Inc.	283,190	3,155
	Ball Corp.	39,372	2,846
	Alcoa Inc.	298,079	2,763
	Martin Marietta
	Materials Inc.	14,324	2,750
	Eastman Chemical Co.	33,706	2,289
	International Flavors
	& Fragrances Inc.	18,042	2,275
	WestRock Co.	57,640	2,240
	Mosaic Co.	79,143	2,072
	Sealed Air Corp.	44,596	2,050
	Albemarle Corp.	25,440	2,018
	Avery Dennison Corp.	20,128	1,505
	FMC Corp.	30,194	1,398
	CF Industries Holdings Inc.	52,365	1,262
*	Owens-Illinois Inc.	35,769	644
			118,776
Telecommunication Services (2.9%)
	AT&T Inc.	1,395,326	60,292
	Verizon
	Communications Inc.	923,908	51,591
	CenturyLink Inc.	123,774	3,591
*	Level 3
	Communications Inc.	65,565	3,376
	Frontier
	Communications Corp.	265,702	1,312
			120,162
Utilities (3.7%)
	NextEra Energy Inc.	104,589	13,638
	Duke Energy Corp.	156,212	13,401
	Southern Co.	212,792	11,412
	Dominion Resources Inc.	139,668	10,884
	American Electric
	Power Co. Inc.	111,363	7,805
	Exelon Corp.	209,023	7,600
	PG&E Corp.	112,525	7,193
	Sempra Energy	53,811	6,136
	PPL Corp.	153,469	5,793
	Edison International	73,613	5,718
	Consolidated Edison Inc.	69,067	5,556
	Public Service Enterprise
	Group Inc.	114,287	5,327
	Xcel Energy Inc.	114,740	5,138
	WEC Energy Group Inc.	71,302	4,656
	Eversource Energy	71,634	4,291
	DTE Energy Co.	40,748	4,039
	American Water
	Works Co. Inc.	40,185	3,396
	FirstEnergy Corp.	96,002	3,351
	Entergy Corp.	40,393	3,286
	Ameren Corp.	55,011	2,948
	CMS Energy Corp.	63,060	2,892
	SCANA Corp.	32,351	2,448
	CenterPoint Energy Inc.	97,289	2,335
	Pinnacle West Capital Corp.	25,157	2,039
	NiSource Inc.	72,651	1,927
	AES Corp.	149,070	1,860
	AGL Resources Inc.	27,304	1,801
	Alliant Energy Corp.	43,221	1,716
	TECO Energy Inc.	52,849	1,461
	NRG Energy Inc.	71,474	1,071
			151,118
Total Common Stocks
(Cost $3,153,740)			4,127,671

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.9%)[1]
Money Market Fund (0.9%)
[2,3] Vanguard Market
Liquidity Fund,
0.538%	36,780,094	36,780

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4] Federal Home Loan
Bank Discount Notes,
0.486%–0.496%, 8/24/16	300	300
[4,5] Federal Home Loan
Bank Discount Notes,
0.511%, 9/2/16	1,000	999
		1,299
Total Temporary Cash Investments
(Cost $38,079)		38,079
Total Investments (100.6%)
(Cost $3,191,819)		4,165,750

		Amount
		($000)
Other Assets and Liabilities (-0.6%)
Other Assets
Investment in Vanguard		337
Receivables for Accrued Income		4,653
Receivables for Capital Shares Issued		3,405
Other Assets		179
Total Other Assets		8,574
Liabilities
Payables for Investment
Securities Purchased		(26,885)
Collateral for Securities on Loan		(336)
Payables for Capital Shares Redeemed		(1,979)
Payables to Vanguard		(3,150)
Other Liabilities		(472)
Total Liabilities		(32,822)
Net Assets (100%)
Applicable to 125,248,609 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		4,141,502
Net Asset Value Per Share $33.07

At June 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	3,093,535
Undistributed Net Investment Income	37,433
Accumulated Net Realized Gains	36,377
Unrealized Appreciation (Depreciation)
Investment Securities	973,931
Futures Contracts	226
Net Assets	4,141,502

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $329,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.1% and 0.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $336,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $700,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2016
($000)
Investment Income
Income
Dividends	44,004
Interest[1]	36
Securities Lending	52
Total Income	44,092
Expenses
The Vanguard Group—Note B
Investment Advisory Services	381
Management and Administrative	2,108
Marketing and Distribution	392
Custodian Fees	34
Shareholders’ Reports	28
Trustees’ Fees and Expenses	1
Total Expenses	2,944
Net Investment Income	41,148
Realized Net Gain (Loss)
Investment Securities Sold	34,605
Futures Contracts	1,922
Realized Net Gain (Loss)	36,527
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	74,011
Futures Contracts	214
Change in Unrealized Appreciation
(Depreciation)	74,225
Net Increase (Decrease) in Net Assets
Resulting from Operations	151,900
1 Interest income from an affiliated company of the portfolio was $33,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	41,148	91,367
Realized Net Gain (Loss)	36,527	74,917
Change in Unrealized Appreciation (Depreciation)	74,225	(119,916)
Net Increase (Decrease) in Net Assets Resulting from Operations	151,900	46,368
Distributions
Net Investment Income	(91,047)	(63,303)
Realized Capital Gain[1]	(74,373)	(115,925)
Total Distributions	(165,420)	(179,228)
Capital Share Transactions
Issued	238,397	608,805
Issued in Lieu of Cash Distributions	165,420	179,228
Redeemed	(233,612)	(454,226)
Net Increase (Decrease) from Capital Share Transactions	170,205	333,807
Total Increase (Decrease)	156,685	200,947
Net Assets
Beginning of Period	3,984,817	3,783,870
End of Period[2]	4,141,502	3,984,817
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $600,000 and $2,114,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $37,433,000 and $87,332,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$33.25	$34.44	$31.50	$24.93	$22.85	$23.51
Investment Operations
Net Investment Income	.329	.759[1]	.587	.545	.512	.466
Net Realized and Unrealized Gain (Loss)
on Investments	.870	(.338)	3.522	7.235	3.062	.034
Total from Investment Operations	1.199	.421	4.109	7.780	3.574	.500
Distributions
Dividends from Net Investment Income	(.759)	(.569)	(.555)	(.505)	(.474)	(.390)
Distributions from Realized Capital Gains	(.620)	(1.042)	(.614)	(.705)	(1.020)	(.770)
Total Distributions	(1.379)	(1.611)	(1.169)	(1.210)	(1.494)	(1.160)
Net Asset Value, End of Period	$33.07	$33.25	$34.44	$31.50	$24.93	$22.85

Total Return	3.78%	1.27%	13.51%	32.18%	15.86%	1.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,142	$3,985	$3,784	$3,199	$2,418	$2,132
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.16%	0.16%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.10%	2.31%[1]	1.88%	1.96%	2.13%	1.92%
Portfolio Turnover Rate	5%	4%	7%	8%	9%	8%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.13 and 0.35%, respectively, resulting from a special dividend from Medtronic plc in January 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2016, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and for the period ended June 30, 2016, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a

Vanguard Equity Index Portfolio

counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2016, the portfolio had contributed to Vanguard capital in the amount of $337,000, representing 0.01% of the portfolio’s net assets and 0.13% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,127,671	—	—
Temporary Cash Investments	36,780	1,299	—
Futures Contracts—Assets[1]	179	—	—
Total	4,164,630	1,299	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Equity Index Portfolio

D. At June 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	178	18,603	226

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2016, the cost of investment securities for tax purposes was $3,191,819,000. Net unrealized appreciation of investment securities for tax purposes was $973,931,000 consisting of unrealized gains of $1,234,677,000 on securities that had risen in value since their purchase and $260,746,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2016, the portfolio purchased $138,501,000 of investment securities and sold $97,867,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2016	December 31, 2015
	Shares	Shares
	(000)	(000)
Issued	7,470	18,193
Issued in Lieu of Cash Distributions	5,208	5,441
Redeemed	(7,268)	(13,658)
Net Increase (Decrease) in Shares Outstanding	5,410	9,976

At June 30, 2016, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Vanguard Total Stock Market Index Portfolio), were each the record or beneficial owner of 35% or more of the portfolio’s net assets, with a combined ownership of 70%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2016, that would require recognition or disclosure in these financial statements.

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2015	6/30/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,037.77	$0.76
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.12	0.75

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Vanguard Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Growth Portfolio

Advisors’ Report

Vanguard Growth Portfolio returned –3.14% for the six months ended June 30, 2016. By comparison, the portfolio’s peers, on average, returned –2.54%, and the benchmark index returned 1.36%. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is overseen by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the period and of the effect it had on the portfolio’s positioning. These reports were prepared on July 20, 2016.

Wellington Management Company llp

Portfolio Manager:

Andrew J. Shilling, CFA,
Senior Managing Director

Our portion of the portfolio seeks to outperform growth indexes and, over the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-cap companies with attractive growth characteristics. Our investment approach is based on identifying companies that possess a clear competitive advantage that will enable them to sustain above-average growth.

U.S. equities, as measured by the S&P 500 Index, gained 3.84% during the period. Growth stocks underperformed value stocks and large-cap companies led their smaller-cap peers.

Our selections within the information technology, consumer discretionary, and consumer staples sectors weighed on relative performance. Sector allocation, an indirect result of our stock-specific decisions, also detracted from relative results. Our underweight exposure to telecommunications services, the strongest performing sector during the period, was most notable in this regard. Security selection within financials, materials, and industrials, on the other hand, boosted relative results.

Top detractors from relative performance included Regeneron Pharmaceuticals, a biotechnology company, and Alliance Data Systems, a provider of loyalty and marketing solutions. Our decision not to hold Verizon Communications, a benchmark constituent that performed well during the period, also weighed on results.

A number of strong performers helped offset the portfolio’s detractors; these included Edwards Lifesciences, a medical device company specializing in heart valve technology and treatments for cardiovascular diseases, and TransUnion, a data analytics and services business. The portfolio also benefited from its lack of Microsoft, which struggled during the period.

At the period’s close, we were most overweight to consumer discretionary, industrials, and financials. We were also overweight information technology, which remains the portfolio’s largest absolute allocation, and we had no exposure to either utilities or energy. We reduced our exposure to health care, now the portfolio’s second-largest underweight, and remain most underweight to consumer staples.

In this environment of low global growth and elevated uncertainty, we have continued to maintain the portfolio’s exposure to secular trends and long-cycle growth.

Total Returns
Six Months Ended
June 30, 2016
Vanguard Growth Portfolio	-3.14%
Russell 1000 Growth Index	1.36
Variable Insurance Large-Cap Growth Funds Average[1]	-2.54

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Growth
	Portfolio	Funds Average
Growth Portfolio	0.44%	0.87%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the Growth Portfolio’s annualized expense ratio was 0.43%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Vanguard Growth Portfolio

We believe these durable growth drivers will yield attractive relative returns during a challenging period for investors. We remain true to our process, seeking to invest in companies with competitive advantages, strong balance sheets, experienced and proven management, and the ability to sustain above-average growth.

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA
Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA

Christopher M. Ericksen, CFA

Daniel J. Prislin, CFA

As you would expect from our fundamental, bottom-up approach, stock selection typically drives the performance of our portion of the portfolio. During the half year, however, there were significant systematic impacts to relative performance, including sector and style factor exposures.

The largest detractor from performance was Valeant Pharmaceuticals. While Valeant’s weakness had many causes, it centered mainly on questions over the company’s ability to file its 10K annual report on time to avoid a technical default on its debt obligations. While Valeant did avoid this, we sold out of our position because of the negative change in the company’s long-term fundamentals.

The top contributor during the period was Equinix. The company announced further expansion plans, which include additional data centers, the divestiture of certain data centers to Digital Realty, and a strategic partnership with Datang Telecom Group in China. Increased globalization and a growing need for a secure and accessible network to meet the needs of today’s geographically dispersed workforce, continue to create significant demand. Equinix’s innovative product offerings make it well positioned in a technology spending environment focused on addressing the needs of enterprises struggling to maintain the highest level of network performance and quality of service.

As for our outlook, for many years we have been concerned about a lack of demand-oriented global economic growth, and the recent Brexit vote only reinforces that view. Regardless of the variety of potential economic outcomes, we remain consistent in our long-term investment philosophy: We want to own companies with strong long-term growth prospects, solid business models, and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

William Blair Investment
Management, LLC

Portfolio Managers:

James Golan, CFA, Partner

David Ricci, CFA, Partner

After fears of a protracted economic slowdown caused equity markets to decline in the first six weeks of the year, optimism took over market sentiment as several economic indicators were positive from mid-February until May. Domestic equity markets initially began June higher, but could not sustain any positive momentum after lackluster employment data and the results of the Brexit vote increased investor uncertainty.

From a style perspective, our higher growth bias hindered performance, as investors strongly favored high-dividend-yielding stocks. These are typically mature companies with relatively modest growth profiles and high payout ratios. Our portion of the portfolio tends to be significantly underweight such companies, as we prefer sustainable growth companies with significant reinvestment opportunities that enable superior, durable long-term growth.

Vanguard Growth Portfolio Investment Advisors

Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	42	188	Employs proprietary fundamental research and a
Company llp			rigorous valuation discipline in an effort to invest in
			high-quality, large-capitalization, sustainable-growth
			companies. The firm’s philosophy is based on the
			belief that stock prices often overreact to short-term
			trends and that bottom-up, intensive research focused
			on longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
Jackson Square Partners, LLC	39	176	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free-cash-flow generation that is
			attractively priced compared with the intrinsic value
			of the securities.
William Blair Investment	17	75	Uses a fundamental investment approach in pursuit
Management, LLC			of superior, long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments	2	7	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Growth Portfolio

The top individual detractor from relative returns was biotechnology company Biogen. The company, which has strong focus in neurological diseases and is a dominant player in the multiple sclerosis (MS) market, underperformed after an unsuccessful trial of a next-generation MS drug and amid investor concerns surrounding drug pricing that put pressure on biotechnology stocks overall.

Other top detractors during the period were Kroger (consumer staples), BorgWarner (consumer discretionary), Chipotle Mexican Grill (consumer discretionary), and Red Hat (information technology).

The top contributor was discount retailer Dollar General, which outperformed on better-than-expected results in both the first and second quarter. The company was helped by a combination of increased sales of consumable items (grocery, health and beauty, etc.) and various merchandising and labor initiatives management put in place last year. Other top contributors in the period were UnitedHealth Group (health care), Texas Instruments (information technology), IDEXX Laboratories (health care), and Union Pacific (industrials).

Corporate earnings growth should be more challenging in the latter half of the year than it was in the first half, given the higher macroeconomic uncertainty we’re likely to see. In this environment, companies that can create value for shareholders will increasingly be rewarded. As investors seek companies with long-term growth opportunities with an emphasis on sustainability, we believe our style of investing is likely to be rewarded.

Vanguard Growth Portfolio

Portfolio Profile
As of June 30, 2016

Portfolio Characteristics
	Comparative Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	115	600	3,863
Median Market Cap $48.2B		$70.0B	$53.0B
Price/Earnings Ratio	27.8x	24.5x	22.0x
Price/Book Ratio	5.6x	5.7x	2.7x
Yield[3]	0.9%	1.6%	2.1%
Return on Equity	22.3%	21.7%	16.5%
Earnings Growth Rate	15.2%	11.1%	7.3%
Foreign Holdings	1.1%	0.0%	0.0%
Turnover Rate[4]	26%	—	—
Expense Ratio[5]	0.44%	—	—
Short-Term Reserves	1.5%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.88
Beta	1.02	1.01

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	20.0%	20.9%	12.9%
Consumer Staples	6.8	10.6	9.3
Energy	0.5	0.6	6.7
Financials	9.4	5.7	17.5
Health Care	17.2	17.1	14.2
Industrials	8.1	10.8	10.6
Information Technology 36.2		29.3	19.2
Materials	1.4	3.6	3.3
Telecommunication
Services	0.3	1.3	2.6
Utilities	0.1	0.1	3.7

Ten Largest Holdings[6] (% of total net assets)

Alphabet Inc.	Internet Software
	& Services	5.6%
Facebook Inc.	Internet Software
	& Services	3.5
MasterCard Inc.	Data Processing
	& Outsourced
	Services	3.1
Visa Inc.	Data Processing
	& Outsourced
	Services	3.1
Amazon.com Inc.	Internet Retail	3.0
Allergan plc	Pharmaceuticals	2.6
Microsoft Corp.	Systems Software	2.5
Home Depot Inc.	Home Improvement
	Retail	2.2
PayPal Holdings Inc.	Data Processing
	& Outsourced
	Services	2.2
Crown Castle
International Corp.	Specialized REITs	2.1
Top Ten		29.9%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Growth Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the Growth Portfolio’s annualized expense ratio was 0.43%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2005–June 30, 2016

Average Annual Total Returns: Periods Ended June 30, 2016

	Inception Date	One Year	Five Years	Ten Years
Growth Portfolio	6/7/1993	-1.13%	12.12%	7.85%

1 Six months ended June 30, 2016.
See Financial Highlights for dividend and capital gains information.

Vanguard Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.9%)[1]
Consumer Discretionary (19.1%)
*	Amazon.com Inc.	18,964	13,571
	Home Depot Inc.	76,751	9,800
*	Liberty Interactive Corp.
	QVC Group Class A	309,400	7,849
*	TripAdvisor Inc.	81,734	5,256
	L Brands Inc.	77,684	5,215
*	O’Reilly Automotive Inc.	13,751	3,728
*	Liberty Global plc	129,029	3,697
	Lowe’s Cos. Inc.	45,393	3,594
	Dollar General Corp.	35,370	3,325
	DR Horton Inc.	97,366	3,065
	Lennar Corp. Class A	57,732	2,661
	NIKE Inc. Class B	45,487	2,511
	Starbucks Corp.	41,115	2,348
*	Priceline Group Inc.	1,526	1,905
	Ross Stores Inc.	33,361	1,891
*	AutoZone Inc.	2,375	1,885
*	Discovery Communications
	Inc.	77,476	1,848
	Harman International
	Industries Inc.	24,358	1,749
*	Under Armour Inc.	45,553	1,658
	Las Vegas Sands Corp.	35,840	1,559
	VF Corp.	24,800	1,525
*	Chipotle Mexican Grill Inc.
	Class A	3,210	1,293
*	Liberty Global plc Class A	41,638	1,210
*,^	Under Armour Inc. Class A	21,744	873
*	Liberty Global Plc LiLAC	16,098	523
*	Discovery Communications
	Inc. Class A	16,997	429
*	Liberty Global Plc LiLAC
	Class A	5,195	168
			85,136
Consumer Staples (6.4%)
	Walgreens Boots Alliance
	Inc.	92,151	7,673
	Estee Lauder Cos. Inc.
	Class A	54,950	5,002
*	Monster Beverage Corp.	29,412	4,727
	Mondelez International Inc.
	Class A	79,308	3,609
	Kroger Co.	84,710	3,117
	PepsiCo Inc.	21,033	2,228
	Mead Johnson Nutrition Co.	13,500	1,225
	Costco Wholesale Corp.	5,960	936
			28,517
Energy (0.3%)
	Schlumberger Ltd.	19,490	1,541

			Market
			Value•
		Shares	($000)
Financials (8.8%)
	Crown Castle International
	Corp.	94,525	9,588
	Intercontinental Exchange
	Inc.	33,620	8,605
	Equinix Inc.	14,722	5,708
	American Tower Corporation	26,646	3,027
	Marsh & McLennan Cos. Inc.	37,845	2,591
*	Markel Corp.	2,565	2,444
	MarketAxess Holdings Inc.	14,220	2,068
	MSCI Inc. Class A	21,925	1,691
	Moody’s Corp.	15,630	1,465
*	Affiliated Managers Group
	Inc.	10,400	1,464
	Public Storage	2,345	599
			39,250
Health Care (16.3%)
*	Allergan plc	49,868	11,524
*	Celgene Corp.	97,021	9,569
	Bristol-Myers Squibb Co.	108,516	7,981
*	Biogen Inc.	32,897	7,955
	UnitedHealth Group Inc.	37,238	5,258
	Novo Nordisk A/S ADR	89,281	4,802
*	Cerner Corp.	76,015	4,454
	DENTSPLY SIRONA Inc.	69,631	4,320
*	Edwards Lifesciences Corp.	31,211	3,113
	Medtronic plc	35,321	3,065
	Zoetis Inc.	48,860	2,319
*	Regeneron Pharmaceuticals
	Inc.	6,412	2,239
*	Illumina Inc.	14,141	1,985
*	IDEXX Laboratories Inc.	14,280	1,326
	Gilead Sciences Inc.	15,694	1,309
*	IMS Health Holdings Inc.	48,944	1,241
*	Quintiles Transnational
	Holdings Inc.	4,467	292
			72,752
Industrials (7.6%)
	Nielsen Holdings plc	147,552	7,668
*	Verisk Analytics Inc.
	Class A	39,163	3,175
	Union Pacific Corp.	35,800	3,124
	Fortune Brands Home
	& Security Inc.	48,688	2,823
	Equifax Inc.	21,601	2,774
*	TransUnion	68,512	2,291
*	IHS Inc. Class A	18,551	2,145
*	TransDigm Group Inc.	7,490	1,975
*	Stericycle Inc.	18,086	1,883
	AMETEK Inc.	37,900	1,752
	Lockheed Martin Corp.	6,302	1,564
	Danaher Corp.	10,350	1,045
	Kansas City Southern	11,460	1,032
	JB Hunt Transport Services
	Inc.	10,117	819
			34,070

			Market
			Value•
		Shares	($000)
Information Technology (34.7%)
*	Facebook Inc. Class A	135,682	15,506
*	Alphabet Inc. Class C	22,213	15,374
	MasterCard Inc. Class A	155,682	13,709
	Visa Inc. Class A	184,357	13,674
	Microsoft Corp.	216,308	11,069
*	PayPal Holdings Inc.	268,100	9,788
*	Alphabet Inc. Class A	13,671	9,618
	QUALCOMM Inc.	160,256	8,585
	Apple Inc.	88,959	8,505
*	Electronic Arts Inc.	111,014	8,410
*	eBay Inc.	227,328	5,322
*	Adobe Systems Inc.	47,813	4,580
	Intuit Inc.	37,680	4,205
*	salesforce.com Inc.	33,712	2,677
	Texas Instruments Inc.	41,950	2,628
*	ServiceNow Inc.	38,890	2,582
*	FleetCor Technologies Inc.	17,104	2,448
	CDW Corp.	58,913	2,361
	Global Payments Inc.	29,630	2,115
*	Workday Inc. Class A	27,595	2,061
*	Alliance Data Systems Corp.	9,686	1,898
*	Cognizant Technology
	Solutions Corp. Class A	33,020	1,890
*	Alibaba Group Holding Ltd.
	ADR	21,016	1,671
*	Red Hat Inc.	22,500	1,634
	Accenture plc Class A	11,320	1,282
*	Zillow Group Inc.	31,200	1,132
			154,724
Materials (1.3%)
	Sherwin-Williams Co.	9,644	2,832
	Eagle Materials Inc.	19,387	1,495
	PPG Industries Inc.	13,680	1,425
			5,752
Other (0.2%)
[2]	Vanguard Growth ETF	8,500	911
*,3 WeWork Class A PP		4,015	202
			1,113
Telecommunication Services (0.2%)
*	SBA Communications Corp.
	Class A	9,970	1,076
Total Common Stocks
(Cost $342,367)			423,931
Preferred Stocks (1.8%)
*,3 Uber Technologies PP		104,984	5,120
*,3 WeWork Pfd. D1 PP		19,954	1,002
*,3 WeWork Pfd. D2 PP		15,678	787
*,3 Pinterest Prf G PP		124,325	760
*,3 Cloudera, Inc. Pfd.		21,972	353
Total Preferred Stocks
(Cost $3,435)			8,022
Convertible Preferred Stocks (0.3%)
*,3 Airbnb Inc. (Cost $928)		9,972	1,300

Vanguard Growth Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (3.1%)[1]
Money Market Fund (2.3%)
[4,5] Vanguard Market
Liquidity Fund,
0.538%	10,191,000	10,191

	Face
	Amount
	($000)
Repurchase Agreement (0.6%)
Bank of America Securities,
LLC 0.440%, 7/1/16 (Dated
6/30/16, Repurchase Value
$2,500,000, collateralized
by Government National
Mortgage Assn., 4.500%,
4/20/44, with a value of
$2,550,000)	2,500	2,500

U.S. Government and Agency Obligations (0.2%)
[6,7] Federal Home Loan
Bank Discount Notes,
0.335%, 7/22/16	1,000	1,000
Total Temporary Cash Investments
(Cost $13,690)		13,691
Total Investments (100.1%)
(Cost $360,420)		446,944

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	38
Receivables for Accrued Income	149
Receivables for Investment Securities Sold	1,891
Receivables for Capital Shares Issued	9
Other Assets	130
Total Other Assets	2,217
Liabilities
Payables for Investment Securities
Purchased	(1,241)
Collateral for Securities on Loan	(180)
Payables to Investment Advisor	(179)
Payables for Capital Shares Redeemed	(304)
Payables to Vanguard	(803)
Other Liabilities	(2)
Total Liabilities	(2,709)
Net Assets (100%)
Applicable to 23,149,200 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	446,452
Net Asset Value Per Share	$19.29

At June 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	355,475
Undistributed Net Investment Income	265
Accumulated Net Realized Gains	4,109
Unrealized Appreciation (Depreciation)
Investment Securities	86,524
Futures Contracts	79
Net Assets	446,452

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $177,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 96.4% and 1.6%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Restricted securities totaling $9,524,000, representing 2.1% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $180,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
PP—Private Placement.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2016
($000)
Investment Income
Income
Dividends[1]	2,100
Interest[1]	32
Securities Lending	9
Total Income	2,141
Expenses
Investment Advisory Fees—Note B
Basic Fee	323
Performance Adjustment	30
The Vanguard Group—Note C
Management and Administrative	555
Marketing and Distribution	39
Custodian Fees	8
Shareholders’ Reports	10
Total Expenses	965
Expenses Paid Indirectly	(9)
Net Expenses	956
Net Investment Income	1,185
Realized Net Gain (Loss)
Investment Securities Sold[1]	4,801
Futures Contracts	(505)
Realized Net Gain (Loss)	4,296
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(22,292)
Futures Contracts	(145)
Change in Unrealized Appreciation
(Depreciation)	(22,437)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(16,956)
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $5,000, $28,000, and $0, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,185	2,740
Realized Net Gain (Loss)	4,296	52,206
Change in Unrealized Appreciation (Depreciation)	(22,437)	(18,595)
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,956)	36,351
Distributions
Net Investment Income	(2,715)	(2,749)
Realized Capital Gain[1]	(51,792)	(44,406)
Total Distributions	(54,507)	(47,155)
Capital Share Transactions
Issued	17,525	96,329
Issued in Lieu of Cash Distributions	54,507	47,155
Redeemed	(59,727)	(73,499)
Net Increase (Decrease) from Capital Share Transactions	12,305	69,985
Total Increase (Decrease)	(59,158)	59,181
Net Assets
Beginning of Period	505,610	446,429
End of Period[2]	446,452	505,610
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $2,729,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $265,000 and $1,795,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.58	$23.24	$20.62	$15.32	$12.99	$13.18
Investment Operations
Net Investment Income	.057	.127	.140	.089	.082	.072
Net Realized and Unrealized Gain (Loss)
on Investments	(.817)	1.632	2.676	5.296	2.312	(.177)
Total from Investment Operations	(.760)	1.759	2.816	5.385	2.394	(.105)
Distributions
Dividends from Net Investment Income	(.126)	(.141)	(.090)	(.085)	(.064)	(.085)
Distributions from Realized Capital Gains	(2.404)	(2.278)	(.106)	—	—	—
Total Distributions	(2.530)	(2.419)	(.196)	(.085)	(.064)	(.085)
Net Asset Value, End of Period	$19.29	$22.58	$23.24	$20.62	$15.32	$12.99

Total Return	-3.14%	7.98%	13.79%	35.28%	18.43%	-0.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$446	$506	$446	$411	$321	$260
Ratio of Total Expenses to
Average Net Assets[1]	0.43%	0.44%	0.43%	0.41%	0.41%	0.40%
Ratio of Net Investment Income to
Average Net Assets	0.57%	0.57%	0.65%	0.50%	0.58%	0.54%
Portfolio Turnover Rate	26%	38%	39%	38%	43%	45%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.03%, 0.01%, (0.01%), (0.01%), and (0.01%).

Notes to Financial Statements

Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system

Vanguard Growth Portfolio

(which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2016, the portfolio’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and for the period ended June 30, 2016, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master

Vanguard Growth Portfolio

securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Wellington Management Company llp, Jackson Square Partners, LLC, and William Blair Investment Management, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp and Jackson Square Partners, LLC, are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding five years.

Vanguard manages the cash reserves of the portfolio as described below.

For the six months ended June 30, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before an increase of $30,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2016, the portfolio had contributed to Vanguard capital in the amount of $38,000, representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2016, these arrangements reduced the portfolio’s expenses by $9,000 (an annual rate of 0.00% of average net assets).

Vanguard Growth Portfolio

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	423,729	—	202
Preferred Stocks	—	—	8,022
Convertible Preferred Stocks	—	—	1,300
Temporary Cash Investments	10,191	3,500	—
Futures Contracts—Assets[1]	79	—	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	433,997	3,500	9,524
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the portfolio in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended June 30, 2016. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

			Investments in
	Investments in	Investments in	Convertible
	Common Stocks	Preferred Stocks	Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)	($000)	($000)
Balance as of December 31, 2015	167	8,054	999
Change in Unrealized Appreciation (Depreciation)	35	(32)	301
Balance as of June 30, 2016	202	8,022	1,300
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2016, was $304,000.

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of June 30, 2016:

	Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Common Stocks	202	Market Approach	Recent Market Transaction	$50.192
Preferred Stocks	8,022	Market Approach	Recent Market Transaction	50.192
			Recent Market Transaction	48.772
			Comparable Company Approach	16.090
			Comparable Company Approach	6.110
Convertible
Preferred Stocks	1,300	Market Approach	Comparable Company Approach	130.390

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

Vanguard Growth Portfolio

F. At June 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	64	6,889	79

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2016, the cost of investment securities for tax purposes was $360,420,000. Net unrealized appreciation of investment securities for tax purposes was $86,524,000, consisting of unrealized gains of $104,728,000 on securities that had risen in value since their purchase and $18,204,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended June 30, 2016, the portfolio purchased $59,066,000 of investment securities and sold $89,880,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2016	December 31, 2015
	Shares	Shares
	(000)	(000)
Issued	867	4,266
Issued in Lieu of Cash Distributions	2,882	2,170
Redeemed	(2,995)	(3,253)
Net Increase (Decrease) in Shares Outstanding	754	3,183

At June 30, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 78% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

J. Management has determined that no material events or transactions occurred subsequent to June 30, 2016, that would require recognition or disclosure in these financial statements.

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	12/31/2015	6/30/2016	Period[1]
Based on Actual Fund Return	$1,000.00	$968.59	$2.10
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.73	2.16

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Vanguard Growth Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Growth Portfolio has renewed the portfolio’s investment advisory arrangements with Jackson Square Partners, LLC (Jackson Square), Wellington Management Company llp (Wellington Management), and William Blair Investment Management, LLC (William Blair). The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following: Jackson Square. Jackson Square invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Jackson Square uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced. Members of Jackson Square’s management team have managed a portion of the portfolio since 2010.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm employs a traditional, bottom-up fundamental research approach to identify companies with sustainable competitive advantages that can drive a higher rate or longer duration of growth than the market expects, while trading at reasonable valuations. Wellington Management has managed a portion of the portfolio since 2010.

William Blair. Founded in 1935, William Blair is an independently owned, full-service investment firm. The firm uses an investment process that relies on thorough, in-depth fundamental analysis. Based on this process, the advisor invests in quality companies that it believes will grow faster than the market expects or sustain an above-average growth rate for longer than the market expects. In selecting stocks, William Blair considers leadership position within the company’s market, the quality of products or services provided, return on equity, accounting policies, and the quality of the management team. William Blair has advised a portion of the portfolio since 2004.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Jackson Square, Wellington Management, or William Blair in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Jackson Square, Wellington Management, and William Blair without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Vanguard® High Yield Bond Portfolio

Advisor’s Report

The investment environment
For the first six months of 2016, Vanguard High Yield Bond Portfolio returned 5.78%, compared with the benchmark return of 7.24%. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

High-yield markets benefited from declining U.S. Treasury yields, more accommodative global monetary policies, tightening credit spreads, and coupon income. The 10-year U.S. Treasury yield declined sharply to 1.47% on June 30, 2016, from 2.30% on December 31. Because bond yields and prices move in opposite directions, bond prices increased. Longer-duration and interest rate-sensitive fixed income assets generated strong returns in this environment. Credit-sensitive sectors, including the high-yield market, also performed well, supported by continued demand for yield given low absolute interest rates around much of the globe.

Oil and other commodity prices declined at the start of the period, but have rallied sharply since mid-February, and commodity sensitive credits performed well. Investors turned more cautious in late June as the U.K. referendum on whether to remain in the European Union moved into sharper focus and the vote to leave the EU led to a flight to safety. However, this spike in global market volatility was not enough to reverse the favorable trends, resulting in a positive return overall for the high-yield market.

For the six months ended June 30, there was notable dispersion in performance by credit quality. The high-yield market favored relatively lower-credit-quality bonds amid the insatiable search for yield. Lower-rated CCC bonds performed best, returning 16.03%, according to Barclays High Yield Index data. Higher-rated BB bonds gained 7.60%, and B-rated bonds returned 7.41%. The spread of the high-yield market tightened to 594 basis points over Treasuries as of June 30, from 660 basis points at the end of 2015. The average dollar price of the high-yield market increased six points, to $95 from $89, during the period.

Overall corporate fundamentals and debt levels at most companies remain stable. We expect U.S. GDP growth to remain stable in 2016, and believe most high-yield issuers will be able to sustain solid credit profiles in that environment. Therefore, we believe the economic backdrop for the high-yield market is generally supportive. But we continue to closely monitor factors that could influence U.S. and global growth, including the United Kingdom’s expected exit from the EU and broader global trends toward more protectionist policies.

We expect that default rates will peak in 2016 in the 5%–6% range, with the defaults mainly concentrated in the commodity-sensitive sectors (in energy and in metals and mining). Yields in these sectors are higher on average than in the broad market. We have been finding opportunities—for example, in oil-related exploration and production companies—but are selective in our approach. Moody’s trailing 12-month global speculative-grade default rate was 4.5% at the end of May, crossing above the long-term average of 4.2%. As we look around the world, we are most positive about the U.S. economy. As a result, we are emphasizing issuers that we believe will benefit from a strong U.S. consumer and sectors that are less cyclical (for example, media cable and health care) as we believe they offer an attractive risk/reward profile.

The portfolio’s shortfalls
An underweight allocation to the metals and mining sector and to the energy sector detracted from relative returns. Security selection within wireless also hurt relative results.

The portfolio’s successes
The fund benefited from positive credit selection in building materials as well as its underweight exposure to pharmaceuticals.

Total Returns
		Six Months Ended
		June 30, 2016
Vanguard High Yield Bond Portfolio		5.78%
High-Yield Corporate Composite Index[1]		7.24
Variable Insurance High Yield Funds Average[2]		6.46

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		High Yield
	Portfolio	Funds Average
High Yield Bond Portfolio	0.28%	0.84%

1 Consists of 95% Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Barclays U.S. 1–5 Year Treasury Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the portfolio’s annualized expense ratio was 0.28%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Vanguard High Yield Bond Portfolio

An underweight allocation to Treasury securities also helped benchmark-relative performance.

The portfolio’s positioning
The fund remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality companies within the high-yield market. We believe these companies have more consistent businesses and greater predictability of cash flows than those at the lower end of the quality spectrum. We emphasize higher-quality issuers in an effort to minimize defaults and provide stable income. We continue to diversify the fund’s holdings by issuer and industry and continue to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of their potential for volatility.

Michael L. Hong, CFA
Managing Director and
Fixed Income Portfolio Manager

Wellington Management Company llp

July 20, 2016

Vanguard High Yield Bond Portfolio

Portfolio Profile
As of June 30, 2016

Financial Attributes
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Bonds	436	1,867	2,202
Yield[3]	5.5%	5.8%	7.3%
Yield to Maturity	5.9%[4]	6.0%	7.5%
Average Coupon	5.9%	6.0%	6.6%
Average Effective
Maturity	5.8 years	5.6 years	5.5 years
Average Duration	4.6 years	4.3 years	4.3 years
Expense Ratio[5]	0.28%	—	—
Short-Term Reserves	3.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.93
Beta	0.91	0.77

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	4.0%
1–5 Years	29.7
5–10 Years	58.1
10–20 Years	5.1
20–30 Years	2.7
Over 30 Years	0.4

Sector Diversification[6] (% of portfolio)

Basic Industry	6.3%
Capital Goods	8.9
Communication	27.0
Consumer Cyclical	7.9
Consumer Non-Cyclical	11.9
Energy	10.7
Finance	10.7
Technology	9.3
Transportation	2.0
Treasury/Agency	1.7
Utilities	3.6

Distribution by Credit Quality (% of portfolio)

U.S. Government	1.7%
Aaa	0.0
Baa	3.8
Ba	50.7
B	35.6
Caa	7.8
C	0.0
Not Rated	0.4

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 High-Yield Corporate Composite Index.
2 Barclays U.S. Corporate High Yield Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the portfolio’s annualized expense ratio was 0.28%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2005–June 30, 2016

Average Annual Total Returns: Periods Ended June 30, 2016

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
High Yield Bond Portfolio	6/3/1996	2.15%	5.77%	-0.58%	6.86%	6.28%

1 Six months ended June 30, 2016.
2 Consists of 95% Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Barclays U.S. 1–5 Year Treasury Bond Index.
See Financial Highlights for dividend and capital gains information.

Vanguard High Yield Bond Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (1.7%)
U.S. Government Securities (1.7%)
	United States Treasury Note/Bond	0.875%	11/30/16	4,060	4,069
	United States Treasury Note/Bond	0.875%	2/28/17	5,250	5,265
Total U.S. Government and Agency Obligations (Cost $9,322)					9,334
Corporate Bonds (94.9%)
Finance (10.6%)
	Banking (0.3%)
	Royal Bank of Scotland Group plc	6.125%	12/15/22	1,635	1,702

	Finance Companies (7.8%)
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	3.750%	5/15/19	1,480	1,482
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	4.500%	5/15/21	1,810	1,851
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	5.000%	10/1/21	755	784
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	4.625%	7/1/22	585	598
	Aircastle Ltd.	6.250%	12/1/19	345	374
	Aircastle Ltd.	5.125%	3/15/21	30	31
	Aircastle Ltd.	5.500%	2/15/22	830	867
	Aircastle Ltd.	5.000%	4/1/23	1,225	1,246
	CIT Group Inc.	5.250%	3/15/18	3,045	3,140
[1]	CIT Group Inc.	6.625%	4/1/18	2,555	2,702
[1]	CIT Group Inc.	5.500%	2/15/19	2,270	2,372
	CIT Group Inc.	3.875%	2/19/19	1,100	1,106
	CIT Group Inc.	5.375%	5/15/20	2,915	3,032
	CIT Group Inc.	5.000%	8/15/22	1,745	1,776
	Homer City Generation LP	8.734%	10/1/26	3,575	2,073
	International Lease Finance Corp.	3.875%	4/15/18	615	623
	International Lease Finance Corp.	5.875%	4/1/19	1,455	1,550
	International Lease Finance Corp.	6.250%	5/15/19	2,042	2,198
	International Lease Finance Corp.	8.250%	12/15/20	1,511	1,768
	International Lease Finance Corp.	4.625%	4/15/21	970	999
	International Lease Finance Corp.	8.625%	1/15/22	900	1,089
	International Lease Finance Corp.	5.875%	8/15/22	90	97
	iStar Financial Inc.	4.875%	7/1/18	295	284
	iStar Financial Inc.	5.000%	7/1/19	1,290	1,203
	Navient Corp.	8.450%	6/15/18	815	880
	Navient Corp.	5.500%	1/15/19	2,730	2,737
	Navient Corp.	8.000%	3/25/20	2,000	2,040
	Navient Corp.	7.250%	1/25/22	615	598
	Navient Corp.	5.500%	1/25/23	2,325	2,011
[1]	OneMain Financial Holdings LLC	6.750%	12/15/19	285	278
	Springleaf Finance Corp.	5.250%	12/15/19	210	196
	Springleaf Finance Corp.	8.250%	12/15/20	1,700	1,691
	Springleaf Finance Corp.	7.750%	10/1/21	470	452

	Insurance (1.7%)
[1]	Liberty Mutual Group Inc.	7.800%	3/15/37	1,560	1,700
	LifePoint Health Inc.	5.875%	12/1/23	1,355	1,406
	Radian Group Inc.	7.000%	3/15/21	1,345	1,436
	Unum Group	7.375%	6/15/32	175	214
[2]	Voya Financial Inc.	5.650%	5/15/53	2,725	2,568
	WellCare Health Plans Inc.	5.750%	11/15/20	1,915	1,980

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Other Finance (0.3%)
	CNO Financial Group Inc.	4.500%	5/30/20	150	154
	CNO Financial Group Inc.	5.250%	5/30/25	665	685
[1,3] Lincoln Finance Ltd.		6.875%	4/15/21	265	315
[1]	Lincoln Finance Ltd.	7.375%	4/15/21	485	503

	Real Estate Investment Trusts (0.5%)
	Felcor Lodging LP	5.625%	3/1/23	2,325	2,331
	Felcor Lodging LP	6.000%	6/1/25	660	663
					59,785
Industrial (81.2%)
	Basic Industry (6.8%)
	AK Steel Corp.	7.625%	10/1/21	355	329
	AK Steel Corp.	7.500%	7/15/23	265	270
[1]	Anglo American Capital plc	3.625%	5/14/20	1,025	984
[1]	Anglo American Capital plc	4.125%	4/15/21	855	812
[1]	Anglo American Capital plc	4.125%	9/27/22	665	627
[1]	Anglo American Capital plc	4.875%	5/14/25	650	618
	ArcelorMittal	5.125%	6/1/20	295	304
	ArcelorMittal	6.250%	8/5/20	1,035	1,079
	ArcelorMittal	6.500%	3/1/21	220	225
	ArcelorMittal	7.250%	2/25/22	560	589
	ArcelorMittal	6.125%	6/1/25	670	666
[4,5] Arch Coal Inc. Bank Loan		5.000%	5/16/18	800	791
[4,5] Arch Coal Inc. Bank Loan		7.500%	5/16/18	3,420	1,565
	Axiall Corp.	4.875%	5/15/23	230	235
[1]	Cascades Inc.	5.500%	7/15/22	300	291
	Chemours Co.	6.625%	5/15/23	2,565	2,167
	Chemours Co.	7.000%	5/15/25	490	412
[1,3] Constellium NV		4.625%	5/15/21	125	109
[1]	Constellium NV	8.000%	1/15/23	1,520	1,326
[1]	Constellium NV	5.750%	5/15/24	500	385
	Eagle Spinco Inc.	4.625%	2/15/21	760	775
	Freeport-McMoRan Inc.	3.875%	3/15/23	325	284
	Freeport-McMoRan Inc.	4.550%	11/14/24	960	840
	Freeport-McMoRan Inc.	5.400%	11/14/34	1,090	867
	Freeport-McMoRan Inc.	5.450%	3/15/43	2,200	1,765
	Hexion US Finance Corp.	6.625%	4/15/20	1,545	1,290
[1,3] INEOS Group Holdings SA		5.750%	2/15/19	790	882
[1]	INEOS Group Holdings SA	5.875%	2/15/19	1,385	1,385
[1]	New Gold Inc.	7.000%	4/15/20	260	268
[1]	New Gold Inc.	6.250%	11/15/22	70	68
	Novelis Inc.	8.375%	12/15/17	1,008	1,031
	Novelis Inc.	8.750%	12/15/20	2,715	2,830
	Steel Dynamics Inc.	5.125%	10/1/21	1,320	1,346
	Steel Dynamics Inc.	5.500%	10/1/24	1,185	1,212
	Teck Resources Ltd.	3.750%	2/1/23	295	223
[1]	Teck Resources Ltd.	8.500%	6/1/24	525	541
	Teck Resources Ltd.	6.125%	10/1/35	235	167
	Teck Resources Ltd.	6.000%	8/15/40	200	140
	Teck Resources Ltd.	6.250%	7/15/41	645	461
	Teck Resources Ltd.	5.200%	3/1/42	150	98
	Teck Resources Ltd.	5.400%	2/1/43	700	462
	United States Steel Corp.	7.375%	4/1/20	938	881
	United States Steel Corp.	6.875%	4/1/21	865	750
[1]	United States Steel Corp.	8.375%	7/1/21	1,795	1,889
	United States Steel Corp.	6.650%	6/1/37	460	304
[1,3] VWR Funding Inc.		4.625%	4/15/22	3,500	3,897

Vanguard High Yield Bond Portfolio

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Capital Goods (8.9%)
[1]	Ardagh Packaging Finance plc /
	Ardagh Holdings USA Inc.	7.250%	5/15/24	1,415	1,447
[1]	Ashtead Capital Inc.	6.500%	7/15/22	825	852
	Ball Corp.	4.375%	12/15/20	830	874
	Berry Plastics Corp.	5.500%	5/15/22	60	61
	Berry Plastics Corp.	5.125%	7/15/23	60	60
	Berry Plastics Escrow LLC/Berry
	Plastics Escrow Corp.	6.000%	10/15/22	750	776
[1]	Beverage Packaging Holdings
	Luxembourg II SA / Beverage
	Packaging Holdings II Is	6.000%	6/15/17	105	105
[1]	BlueLine Rental Finance Corp.	7.000%	2/1/19	950	815
	Case New Holland Inc.	7.875%	12/1/17	2,660	2,856
[1]	Cemex Finance LLC	6.000%	4/1/24	290	281
[1]	Cemex SAB de CV	6.125%	5/5/25	3,580	3,477
[1]	Cemex SAB de CV	7.750%	4/16/26	735	771
	Clean Harbors Inc.	5.250%	8/1/20	2,006	2,054
	Clean Harbors Inc.	5.125%	6/1/21	2,033	2,079
	CNH Industrial Capital LLC	3.625%	4/15/18	1,145	1,148
	CNH Industrial Capital LLC	3.875%	7/16/18	2,015	2,023
	CNH Industrial Capital LLC	3.375%	7/15/19	257	253
	CNH Industrial Capital LLC	4.375%	11/6/20	1,230	1,242
	CNH Industrial Capital LLC	4.875%	4/1/21	1,155	1,175
[1]	HD Supply Inc.	5.250%	12/15/21	1,105	1,155
[1]	HD Supply Inc.	5.750%	4/15/24	280	290
[1]	Huntington Ingalls Industries Inc.	5.000%	11/15/25	385	407
	Masco Corp.	7.750%	8/1/29	480	566
	Masco Corp.	6.500%	8/15/32	120	128
	Owens Corning	9.000%	6/15/19	143	165
[1]	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	895	935
[1]	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	355	375
	PulteGroup Inc.	5.500%	3/1/26	1,060	1,092
	Reynolds Group Issuer Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu	5.750%	10/15/20	985	1,017
	Reynolds Group Issuer Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu	6.875%	2/15/21	1,165	1,206
	Reynolds Group Issuer Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu	8.250%	2/15/21	2,070	2,158
[1]	Reynolds Group Issuer Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu	5.125%	7/15/23	1,490	1,512
[1]	Reynolds Group Issuer Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu	7.000%	7/15/24	440	453
[1]	Signode Industrial Group Lux SA/
	Signode Industrial Group US Inc.	6.375%	5/1/22	845	815
[1]	Standard Industries Inc.	5.500%	2/15/23	295	301
[1]	Standard Industries Inc.	5.375%	11/15/24	1,085	1,101
[1]	Standard Industries Inc.	6.000%	10/15/25	4,295	4,510
	Terex Corp.	6.000%	5/15/21	1,350	1,347
	TransDigm Inc.	6.500%	5/15/25	2,635	2,635
	United Rentals North America Inc.	7.625%	4/15/22	1,770	1,881
	United Rentals North America Inc.	6.125%	6/15/23	355	369
	United Rentals North America Inc.	4.625%	7/15/23	840	847
	United Rentals North America Inc.	5.500%	7/15/25	1,025	1,008
	United Rentals North America Inc.	5.875%	9/15/26	870	862
[1]	USG Corp.	5.500%	3/1/25	263	276
	Vulcan Materials Co.	7.150%	11/30/37	220	259

	Communication (25.6%)
[1]	Altice Financing SA	6.625%	2/15/23	615	606
[1]	Altice US Finance I Corp.	5.500%	5/15/26	1,900	1,898
[1]	Bankrate Inc.	6.125%	8/15/18	385	382
	Belo Corp.	7.750%	6/1/27	205	213
	Belo Corp.	7.250%	9/15/27	616	642
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.250%	3/15/21	250	259

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.250%	9/30/22	365	374
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.125%	2/15/23	400	406
[1]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.125%	5/1/23	2,990	3,020
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.750%	9/1/23	1,150	1,187
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.750%	1/15/24	145	152
[1]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.375%	5/1/25	2,441	2,475
[1]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.750%	2/15/26	1,450	1,493
[1]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.500%	5/1/26	1,686	1,720
[1]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.875%	5/1/27	745	769
[1]	Cequel Communications Holdings I
	LLC / Cequel Capital Corp.	5.125%	12/15/21	1,935	1,843
[1]	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	6.484%	10/23/45	1,341	1,600
[1]	Columbus International Inc.	7.375%	3/30/21	1,455	1,535
	CSC Holdings LLC	7.625%	7/15/18	905	973
	CSC Holdings LLC	8.625%	2/15/19	1,345	1,480
	CSC Holdings LLC	6.750%	11/15/21	1,365	1,392
	DISH DBS Corp.	6.750%	6/1/21	3,805	3,948
	DISH DBS Corp.	5.875%	7/15/22	3,405	3,311
	DISH DBS Corp.	5.000%	3/15/23	525	478
	DISH DBS Corp.	5.875%	11/15/24	245	230
[1]	DISH DBS Corp.	7.750%	7/1/26	2,350	2,420
	Embarq Corp.	7.995%	6/1/36	720	720
	Frontier Communications Corp.	11.000%	9/15/25	2,030	2,106
	Gannett Co. Inc.	5.125%	7/15/20	1,995	2,060
[1]	Gannett Co. Inc.	4.875%	9/15/21	410	420
	Gannett Co. Inc.	6.375%	10/15/23	2,300	2,449
[1]	Gannett Co. Inc.	5.500%	9/15/24	65	67
[1]	Gray Television Inc.	5.875%	7/15/26	405	407
	Hughes Satellite Systems Corp.	6.500%	6/15/19	1,732	1,866
[1]	Inmarsat Finance plc	4.875%	5/15/22	1,115	1,015
	Lamar Media Corp.	5.000%	5/1/23	1,070	1,102
[1]	Lamar Media Corp.	5.750%	2/1/26	170	177
	Level 3 Escrow II Inc.	5.375%	8/15/22	2,515	2,540
	Level 3 Financing Inc.	5.625%	2/1/23	870	877
	Level 3 Financing Inc.	5.125%	5/1/23	1,120	1,112
	Level 3 Financing Inc.	5.375%	1/15/24	450	453
	Level 3 Financing Inc.	5.375%	5/1/25	1,120	1,114
[1]	Level 3 Financing Inc.	5.250%	3/15/26	1,500	1,470
	Liberty Interactive LLC	8.500%	7/15/29	1,465	1,531
	Liberty Interactive LLC	8.250%	2/1/30	3,945	4,108
	MetroPCS Wireless Inc.	6.625%	11/15/20	2,035	2,096
	National CineMedia LLC	6.000%	4/15/22	1,095	1,136
[1]	NBCUniversal Enterprise Inc.	5.250%	3/29/49	1,940	1,999
	Netflix Inc.	5.500%	2/15/22	980	1,022
	Netflix Inc.	5.875%	2/15/25	2,995	3,130
[1]	Nielsen Finance LLC / Nielsen
	Finance Co.	5.000%	4/15/22	4,155	4,248
[1]	Numericable Group SA	6.000%	5/15/22	1,275	1,246
[1]	Numericable-SFR SA	7.375%	5/1/26	1,450	1,428
	Quebecor Media Inc.	5.750%	1/15/23	2,385	2,421
	Qwest Corp.	6.875%	9/15/33	481	471
	SBA Communications Corp.	4.875%	7/15/22	1,545	1,533
	Sinclair Television Group Inc.	6.125%	10/1/22	205	214
[1]	Sinclair Television Group Inc.	5.625%	8/1/24	115	117
[1]	Sinclair Television Group Inc.	5.875%	3/15/26	2,740	2,815
[1]	Sirius XM Radio Inc.	4.250%	5/15/20	305	310
[1]	Sirius XM Radio Inc.	4.625%	5/15/23	390	378
[1]	Sirius XM Radio Inc.	6.000%	7/15/24	1,193	1,233
[1]	Sirius XM Radio Inc.	5.375%	4/15/25	382	380
[1]	Softbank Corp.	4.500%	4/15/20	5,125	5,260

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Sprint Capital Corp.	8.750%	3/15/32	335	285
	Sprint Corp.	7.250%	9/15/21	2,590	2,208
	Sprint Corp.	7.875%	9/15/23	4,285	3,508
	Sprint Corp.	7.125%	6/15/24	905	715
	Sprint Corp.	7.625%	2/15/25	1,215	952
[1]	Sprint Nextel Corp.	9.000%	11/15/18	3,785	4,022
[1]	Sprint Nextel Corp.	7.000%	3/1/20	3,820	4,001
	T-Mobile USA Inc.	6.633%	4/28/21	2,665	2,798
	Telecom Italia Capital SA	6.375%	11/15/33	381	380
	Telecom Italia Capital SA	6.000%	9/30/34	1,005	960
	Telecom Italia Capital SA	7.721%	6/4/38	1,280	1,331
	Time Warner Cable Inc.	5.875%	11/15/40	60	65
	Time Warner Cable Inc.	5.500%	9/1/41	1,973	2,072
[4,5] Tribune Company Bank Loan		3.750%	12/27/20	1,903	1,895
	Tribune Media Co.	5.875%	7/15/22	2,300	2,288
[1]	Unitymedia Hessen GmbH & Co. KG /
	Unitymedia NRW GmbH	5.500%	1/15/23	1,190	1,208
[1]	Univision Communications Inc.	5.125%	5/15/23	550	549
[1]	Univision Communications Inc.	5.125%	2/15/25	3,920	3,871
[1]	UPCB Finance V Ltd.	7.250%	11/15/21	1,233	1,286
[1]	UPCB Finance VI Ltd.	6.875%	1/15/22	991	1,040
	Videotron Ltd.	5.000%	7/15/22	3,053	3,160
[1]	Videotron Ltd.	5.375%	6/15/24	260	265
[1]	Virgin Media Secured Finance plc	5.375%	4/15/21	1,157	1,187
[1]	Virgin Media Secured Finance plc	5.500%	1/15/25	610	599
[1]	Virgin Media Secured Finance plc	5.500%	8/15/26	355	346
[1]	VTR Finance BV	6.875%	1/15/24	2,720	2,706
[1]	Wind Acquisition Finance SA	4.750%	7/15/20	2,185	2,136
[1]	Wind Acquisition Finance SA	7.375%	4/23/21	1,900	1,819
[1]	WMG Acquisition Corp.	6.750%	4/15/22	70	71
	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	3,315	3,381
	Zayo Group LLC / Zayo Capital Inc.	6.375%	5/15/25	1,430	1,466

	Consumer Cyclical (7.6%)
[1]	Activision Blizzard Inc.	6.125%	9/15/23	1,555	1,687
	American Axle & Manufacturing Inc.	6.625%	10/15/22	1,300	1,372
[1]	Carlson Travel Holdings Inc.	7.500%	8/15/19	525	505
[1]	Carlson Wagonlit BV	6.875%	6/15/19	2,440	2,529
	Cedar Fair LP / Canada’s Wonderland
	Co. / MagnumManagement Corp.	5.375%	6/1/24	835	860
	Dana Holding Corp.	5.375%	9/15/21	557	571
	Dana Holding Corp.	5.500%	12/15/24	1,055	992
[4,5] Delta Alpha Topco Bank Loan		7.750%	7/29/22	1,650	1,557
	GLP Capital LP / GLP Financing II Inc.	4.375%	4/15/21	105	108
	GLP Capital LP / GLP Financing II Inc.	5.375%	11/1/23	2,630	2,748
	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	1,810	1,873
	Group 1 Automotive Inc.	5.000%	6/1/22	1,335	1,313
[1]	Group 1 Automotive Inc.	5.250%	12/15/23	1,055	1,042
[1]	Hanesbrands Inc.	4.625%	5/15/24	730	732
[1]	Hanesbrands Inc.	4.875%	5/15/26	735	737
[4,5] Ion Media Networks Bank Loan		4.750%	12/18/20	1,368	1,359
	KB Home	4.750%	5/15/19	830	832
	KB Home	8.000%	3/15/20	120	129
	KB Home	7.000%	12/15/21	150	152
	KB Home	7.500%	9/15/22	215	221
	KB Home	7.625%	5/15/23	1,300	1,313
[1]	KFC Holding Co./Pizza Hut Holdings
	LLC/Taco Bell of America LLC	5.000%	6/1/24	815	833
[1]	KFC Holding Co./Pizza Hut Holdings
	LLC/Taco Bell of America LLC	5.250%	6/1/26	760	778
	L Brands Inc.	6.625%	4/1/21	1,430	1,612
[4,5] La Quinta Intermediate Holdings LLC
	Bank Loan	3.750%	4/14/21	1,833	1,785
	Lennar Corp.	4.750%	4/1/21	740	770
	Lennar Corp.	4.875%	12/15/23	625	623
	Neiman Marcus Group Inc.	7.125%	6/1/28	1,820	1,670
	Penske Automotive Group Inc.	5.750%	10/1/22	387	387
	Penske Automotive Group Inc.	5.375%	12/1/24	813	789
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	605	627
	Sally Holdings LLC / Sally Capital Inc.	5.625%	12/1/25	650	680
	Service Corp. International	8.000%	11/15/21	1,225	1,433

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Service Corp. International	5.375%	1/15/22	905	934
[1]	Shea Homes LP / Shea Homes
	Funding Corp.	5.875%	4/1/23	450	450
[1]	Shea Homes LP / Shea Homes
	Funding Corp.	6.125%	4/1/25	450	450
	Sonic Automotive Inc.	7.000%	7/15/22	30	32
	Sonic Automotive Inc.	5.000%	5/15/23	265	260
	Toll Brothers Finance Corp.	4.875%	11/15/25	295	292
	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	5.375%	3/15/22	3,705	3,733
[1]	ZF North America Capital Inc.	4.500%	4/29/22	470	475
[1]	ZF North America Capital Inc.	4.750%	4/29/25	1,725	1,725

	Consumer Noncyclical (11.5%)
	Alere Inc.	6.500%	6/15/20	481	476
[1]	Alere Inc.	6.375%	7/1/23	1,135	1,180
	Amsurg Corp.	5.625%	7/15/22	2,645	2,711
	Aramark Services Inc.	5.125%	1/15/24	395	403
[1]	Aramark Services Inc.	5.125%	1/15/24	580	592
[1]	Aramark Services Inc.	4.750%	6/1/26	580	568
[1]	Capsugel SA	7.000%	5/15/19	1,155	1,159
	CHS/Community Health Systems Inc.	7.125%	7/15/20	1,060	983
	CHS/Community Health Systems Inc.	5.125%	8/1/21	525	522
	CHS/Community Health Systems Inc.	6.875%	2/1/22	5,455	4,773
[1]	Endo Finance LLC / Endo Finco Inc.	6.000%	2/1/25	2,845	2,468
[1]	Endo Finance LLC / Endo Ltd. / Endo
	Finco Inc.	6.000%	7/15/23	2,515	2,213
[1]	Envision Healthcare Corp.	5.125%	7/1/22	2,806	2,820
	ExamWorks Group Inc.	5.625%	4/15/23	808	895
	Grifols Worldwide Operations Ltd.	5.250%	4/1/22	510	516
	HCA Holdings Inc.	6.250%	2/15/21	1,020	1,094
	HCA Inc.	6.500%	2/15/20	3,875	4,297
	HCA Inc.	5.875%	3/15/22	1,850	2,010
	HCA Inc.	4.750%	5/1/23	2,100	2,147
	HCA Inc.	5.875%	5/1/23	300	320
	HCA Inc.	5.375%	2/1/25	505	519
	HCA Inc.	5.250%	4/15/25	1,500	1,571
	HCA Inc.	7.690%	6/15/25	130	142
	HCA Inc.	5.875%	2/15/26	1,900	1,981
	HCA Inc.	5.250%	6/15/26	975	1,012
[1]	IMS Health Inc.	6.000%	11/1/20	3,136	3,191
	Kinetic Concepts Inc / KCI USA Inc	10.500%	11/1/18	2,300	2,294
[1]	Kinetic Concepts Inc / KCI USA Inc.	7.875%	2/15/21	1,570	1,660
[4,5] Lands’ End, Inc. Bank Loan		4.250%	3/12/21	3,108	2,383
	LifePoint Hospitals Inc.	5.500%	12/1/21	1,340	1,397
[1]	MEDNAX Inc.	5.250%	12/1/23	580	586
[1]	MPH Acquisition Holdings LLC	7.125%	6/1/24	295	310
[1]	Quintiles Transnational Holdings Inc.	4.875%	5/15/23	750	761
[1]	Sterigenics-Nordion Holdings LLC	6.500%	5/15/23	1,500	1,519
	Tempur Sealy International Inc.	5.625%	10/15/23	375	386
	Tenet Healthcare Corp.	5.000%	3/1/19	1,560	1,509
	Tenet Healthcare Corp.	5.500%	3/1/19	785	771
	Tenet Healthcare Corp.	4.750%	6/1/20	835	855
	Tenet Healthcare Corp.	4.500%	4/1/21	932	939
	Tenet Healthcare Corp.	4.375%	10/1/21	3,520	3,502
	Tenet Healthcare Corp.	8.125%	4/1/22	2,830	2,887
	THC Escrow Corp. II	6.750%	6/15/23	595	571
[1]	Vizient Inc.	10.375%	3/1/24	1,935	2,066

	Energy (10.4%)
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	7.000%	5/20/22	1,340	1,417
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	5.625%	5/20/24	1,050	1,045
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	5.875%	8/20/26	1,395	1,393
	Anadarko Petroleum Corp.	5.550%	3/15/26	145	160
	Anadarko Petroleum Corp.	6.200%	3/15/40	731	819
	Anadarko Petroleum Corp.	6.600%	3/15/46	240	290
	Antero Resources Corp.	5.375%	11/1/21	60	59
	Antero Resources Corp.	5.125%	12/1/22	1,445	1,387

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Concho Resources Inc.	7.000%	1/15/21	1,032	1,063
	Concho Resources Inc.	6.500%	1/15/22	745	765
	Concho Resources Inc.	5.500%	10/1/22	2,440	2,458
	Concho Resources Inc.	5.500%	4/1/23	1,095	1,098
	Continental Resources Inc.	5.000%	9/15/22	3,354	3,258
	Continental Resources Inc.	4.500%	4/15/23	1,015	946
	Continental Resources Inc.	3.800%	6/1/24	505	442
	Continental Resources Inc.	4.900%	6/1/44	706	588
[1]	DCP Midstream LLC	9.750%	3/15/19	450	490
[1]	DCP Midstream LLC	5.350%	3/15/20	335	325
	DCP Midstream Operating LP	2.700%	4/1/19	600	576
	DCP Midstream Operating LP	4.950%	4/1/22	1,436	1,411
	DCP Midstream Operating LP	3.875%	3/15/23	325	294
	DCP Midstream Operating LP	5.600%	4/1/44	875	735
	Energy Transfer Equity LP	7.500%	10/15/20	2,460	2,620
	Energy Transfer Equity LP	5.500%	6/1/27	2,430	2,284
	Ferrellgas LP / Ferrellgas Finance
	Corp.	6.500%	5/1/21	2,303	2,107
	Kerr-McGee Corp.	6.950%	7/1/24	985	1,139
	Kinder Morgan Inc.	7.750%	1/15/32	740	837
	Laredo Petroleum Inc.	5.625%	1/15/22	1,555	1,462
	Laredo Petroleum Inc.	7.375%	5/1/22	550	551
	Laredo Petroleum Inc.	6.250%	3/15/23	1,965	1,867
	Marathon Oil Corp.	3.850%	6/1/25	1,190	1,089
	Marathon Oil Corp.	6.800%	3/15/32	250	255
	Marathon Oil Corp.	6.600%	10/1/37	300	302
	Marathon Oil Corp.	5.200%	6/1/45	395	346
	Matador Resources Co.	6.875%	4/15/23	1,420	1,448
[1]	MEG Energy Corp.	6.500%	3/15/21	496	387
[1]	MEG Energy Corp.	6.375%	1/30/23	850	633
[1]	MEG Energy Corp.	7.000%	3/31/24	1,439	1,094
[1]	MPLX LP	4.875%	12/1/24	1,410	1,375
[1]	MPLX LP	4.875%	6/1/25	2,685	2,618
	Newfield Exploration Co.	5.625%	7/1/24	600	600
	QEP Resources Inc.	6.800%	3/1/20	220	221
	QEP Resources Inc.	6.875%	3/1/21	460	465
	QEP Resources Inc.	5.375%	10/1/22	235	220
	QEP Resources Inc.	5.250%	5/1/23	295	271
	Range Resources Corp.	5.750%	6/1/21	185	181
	Rice Energy Inc.	7.250%	5/1/23	800	812
[1]	Sabine Pass Liquefaction LLC	5.875%	6/30/26	1,255	1,255
	SM Energy Co.	6.500%	11/15/21	100	94
	SM Energy Co.	6.125%	11/15/22	935	859
	SM Energy Co.	6.500%	1/1/23	75	69
	SM Energy Co.	5.000%	1/15/24	1,749	1,495
	SM Energy Co.	5.625%	6/1/25	496	429
[1]	Southern Star Central Corp.	5.125%	7/15/22	480	466
	Tesoro Corp.	5.125%	4/1/24	996	1,001
	Tesoro Logistics LP / Tesoro Logistics
	Finance Corp.	5.500%	10/15/19	165	172
	Tesoro Logistics LP / Tesoro Logistics
	Finance Corp.	6.250%	10/15/22	1,120	1,168
	Tesoro Logistics LP / Tesoro Logistics
	Finance Corp.	6.375%	5/1/24	770	805
	WPX Energy Inc.	6.000%	1/15/22	2,106	1,959
	WPX Energy Inc.	5.250%	9/15/24	3,104	2,732

	Technology (8.5%)
	Alcatel-Lucent USA Inc.	6.500%	1/15/28	1,355	1,389
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	2,500	2,613
	CDW LLC / CDW Finance Corp.	6.000%	8/15/22	3,865	4,029
	CDW LLC / CDW Finance Corp.	5.000%	9/1/23	730	734
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	485	501
	Equinix Inc.	5.375%	4/1/23	680	697
[1]	First Data Corp.	5.375%	8/15/23	2,265	2,293
[1]	First Data Corp.	7.000%	12/1/23	5,565	5,648
[1]	First Data Corp.	5.000%	1/15/24	1,500	1,504
[1]	First Data Corp.	5.750%	1/15/24	3,751	3,713
[4,5] First Data Corp. Bank Loan		4.452%	3/23/18	1,302	1,297

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,5] First Data Corp. Bank Loan		4.202%	7/8/22	1,190	1,189
	Flextronics International Ltd.	4.625%	2/15/20	585	605
	Flextronics International Ltd.	5.000%	2/15/23	665	690
[1]	Infor Software Parent LLC	7.125%	5/1/21	170	150
	Infor US Inc.	6.500%	5/15/22	3,060	2,915
[1,6] Iron Mountain Europe plc		6.125%	9/15/22	755	1,009
	Iron Mountain Inc.	5.750%	8/15/24	825	829
[1]	MSCI Inc.	5.250%	11/15/24	150	153
[1]	MSCI Inc.	5.750%	8/15/25	1,560	1,628
	NCR Corp.	4.625%	2/15/21	2,375	2,339
	NCR Corp.	5.875%	12/15/21	145	148
	NCR Corp.	6.375%	12/15/23	455	464
	Nokia Oyj	6.625%	5/15/39	1,765	1,866
[1]	NXP BV / NXP Funding LLC	3.750%	6/1/18	1,190	1,217
[1]	NXP BV / NXP Funding LLC	4.125%	6/15/20	545	553
[1]	NXP BV / NXP Funding LLC	4.625%	6/15/22	1,080	1,085
[1]	NXP BV / NXP Funding LLC	5.750%	3/15/23	255	266
[1]	NXP BV / NXP Funding LLC	4.625%	6/1/23	1,035	1,053
[1]	Open Text Corp.	5.625%	1/15/23	970	992
[1]	Sensata Technologies BV	5.625%	11/1/24	70	72
[1]	Sensata Technologies BV	5.000%	10/1/25	1,500	1,498
[1]	Sensata Technologies UK Financing
	Co. plc	6.250%	2/15/26	1,520	1,566
	SS&C Technologies Holdings Inc.	5.875%	7/15/23	890	912

	Transportation (1.9%)
[1]	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc.	5.125%	6/1/22	1,876	1,787
	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc.	5.500%	4/1/23	2,028	2,003
[1]	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc.	6.375%	4/1/24	580	574
[2]	Continental Airlines 2007-1 Class B
	Pass Through Trust	6.903%	4/19/22	354	372
	Hertz Corp.	4.250%	4/1/18	390	396
	Hertz Corp.	6.750%	4/15/19	2,000	2,038
	Hertz Corp.	5.875%	10/15/20	1,330	1,363
	Hertz Corp.	7.375%	1/15/21	2,230	2,302
					457,954
Utilities (3.1%)
	Electric (3.1%)
	AES Corp.	8.000%	6/1/20	815	952
	AES Corp.	4.875%	5/15/23	600	588
	AES Corp.	5.500%	3/15/24	3,706	3,799
	Calpine Corp.	5.375%	1/15/23	1,025	999
[1]	Calpine Corp.	5.875%	1/15/24	285	296
	Calpine Corp.	5.750%	1/15/25	3,800	3,691
	GenOn Energy Inc.	7.875%	6/15/17	575	483
	GenOn Energy Inc.	9.500%	10/15/18	1,800	1,431
	GenOn Energy Inc.	9.875%	10/15/20	745	538
	NRG Energy Inc.	7.875%	5/15/21	190	197
	NRG Energy Inc.	6.250%	7/15/22	1,544	1,502
	NRG Energy Inc.	6.625%	3/15/23	300	295
	NRG Energy Inc.	6.250%	5/1/24	1,416	1,345
[1]	NRG Energy Inc.	7.250%	5/15/26	1,425	1,418
					17,534
Total Corporate Bonds (Cost $537,810)					535,273

				Shares
Preferred Stocks (0.4%)
	Hartford Financial Services
	Group Inc. Pfd. (Cost $1,588)	7.875%		63,500	2,002
Other (0.0%)
*	MediaNews Group Inc.
	Warrants Exp. 03/19/2017 (Cost $778)			2,084	44

Vanguard High Yield Bond Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Temporary Cash Investment (1.9%)
Repurchase Agreement (1.9%)
Bank of America Securities, LLC
(Dated 6/30/16, Repurchase Value
$10,800,000, collateralized by
Government National Mortgage
Assn. 4.500%, 4/20/44, with a
value of $11,016,000) (Cost $10,800)	0.440%	7/1/16	10,800	10,800
Total Investments (98.9%) (Cost $560,298)				557,453

Amount
				($000)
Other Assets and Liabilities (1.1%)
Other Assets
Investment in Vanguard				46
Receivables for Investment Securities Sold				736
Receivables for Accrued Income				8,217
Receivables for Capital Shares Issued				201
Other Assets				158
Total Other Assets				9,358
Liabilities
Payables for Investment Securities Purchased				(1,218)
Payables to Investment Advisor				(82)
Payables for Capital Shares Redeemed				(722)
Payables to Vanguard				(816)
Other Liabilities				(56)
Total Liabilities				(2,894)
Net Assets (100%)
Applicable to 74,285,034 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				563,917
Net Asset Value Per Share				$7.59

At June 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	566,688
Undistributed Net Investment Income	13,947
Accumulated Net Realized Losses	(13,824)
Unrealized Appreciation (Depreciation)
Investment Securities	(2,845)
Forward Currency Contracts	(47)
Foreign Currencies	(2)
Net Assets	563,917

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the aggregate value of these securities was $179,821,000, representing 31.9% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Face amount denominated in euro.
4 Adjustable-rate security.
5 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At June 30, 2016, the aggregate value of these securities was $13,821,000, representing 2.5% of net assets.
6 Face amount denominated in British pounds.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Statement of Operations

Six Months Ended
June 30, 2016
($000)
Investment Income
Income
Dividends	68
Interest	15,319
Total Income	15,387
Expenses
Investment Advisory Fees—Note B	160
The Vanguard Group—Note C
Management and Administrative	514
Marketing and Distribution	51
Custodian Fees	11
Shareholders’ Reports	8
Total Expenses	744
Net Investment Income	14,643
Realized Net Gain (Loss)
Investment Securities Sold	(13,508)
Swap Contracts	189
Foreign Currencies and
Forward Currency Contracts	119
Realized Net Gain (Loss)	(13,200)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	28,869
Swap Contracts	51
Foreign Currencies and
Forward Currency Contracts	(112)
Change in Unrealized Appreciation
(Depreciation)	28,808
Net Increase (Decrease) in Net Assets
Resulting from Operations	30,251

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,643	29,362
Realized Net Gain (Loss)	(13,200)	(254)
Change in Unrealized Appreciation (Depreciation)	28,808	(37,925)
Net Increase (Decrease) in Net Assets Resulting from Operations	30,251	(8,817)
Distributions
Net Investment Income	(29,106)	(27,866)
Realized Capital Gain[1]	—	(856)
Total Distributions	(29,106)	(28,722)
Capital Share Transactions
Issued	56,270	98,465
Issued in Lieu of Cash Distributions	29,106	28,722
Redeemed	(43,235)	(102,606)
Net Increase (Decrease) from Capital Share Transactions	42,141	24,581
Total Increase (Decrease)	43,286	(12,958)
Net Assets
Beginning of Period	520,631	533,589
End of Period[2]	563,917	520,631
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $13,947,000 and $28,155,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$7.59	$8.14	$8.24	$8.33	$7.72	$7.78
Investment Operations
Net Investment Income	.197	.427	.416	.458	.420	.516
Net Realized and Unrealized Gain (Loss)
on Investments	.226	(.541)	(.061)	(.108)	.641	.004
Total from Investment Operations	.423	(.114)	.355	.350	1.061	.520
Distributions
Dividends from Net Investment Income	(.423)	(.423)	(.455)	(.440)	(.451)	(.580)
Distributions from Realized Capital Gains	—	(.013)	—	—	—	—
Total Distributions	(.423)	(.436)	(.455)	(.440)	(.451)	(.580)
Net Asset Value, End of Period	$7.59	$7.59	$8.14	$8.24	$8.33	$7.72

Total Return	5.78%	-1.58%	4.40%	4.35%	14.30%	6.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$564	$521	$534	$509	$546	$397
Ratio of Total Expenses to
Average Net Assets	0.28%	0.28%	0.29%	0.29%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	5.52%	5.41%	5.24%	5.51%	6.10%	6.85%
Portfolio Turnover Rate	32%	38%	35%	37%	29%	37%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Notes to Financial Statements

Vanguard High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Vanguard High Yield Bond Portfolio

During the six months ended June 30, 2016, the portfolio’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended June 30, 2016, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased swaps represented less than 1% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The portfolio had no open swap contracts at June 30, 2016.

Vanguard High Yield Bond Portfolio

5. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and for the period ended June 30, 2016, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2016, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2016, the portfolio had contributed to Vanguard capital in the amount of $46,000, representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard High Yield Bond Portfolio

The following table summarizes the market value of the portfolio’s investments as of June 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	9,334	—
Corporate Bonds	—	535,273	—
Preferred Stocks	—	2,002	—
Other	—	—	44
Temporary Cash Investments	—	10,800	—
Forward Currency Contracts—Liabilities	—	(47)	—
Total	—	557,362	44

E. Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2016, were:

	Currency	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Forward Currency Contracts	117	—	117
Swap Contracts	—	189	189
Realized Net Gain (Loss) on Derivatives	117	189	306

Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward Currency Contracts	(111)	—	(111)
Swap Contracts	—	51	51
Change in Unrealized Appreciation (Depreciation) on Derivatives	(111)	51	(60)

At June 30, 2016, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
J.P. Morgan Securities, Inc.	7/29/16	USD	5,197	EUR	4,710	(36)
BNP Paribas	7/29/16	USD	1,016	GBP	771	(11)
						(47)
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2016, the portfolio realized net foreign currency gains of $161,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $94,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

Vanguard High Yield Bond Portfolio

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2015, the portfolio had available capital losses totaling $167,000 that may be carried forward indefinitely to offset future net capital gains. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2016; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2016, the cost of investment securities for tax purposes was $560,298,000. Net unrealized depreciation of investment securities for tax purposes was $2,845,000, consisting of unrealized gains of $11,247,000 on securities that had risen in value since their purchase and $14,092,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2016, the portfolio purchased $109,577,000 of investment securities and sold $78,933,000 of investment securities, other than U.S. government securities and temporary cash investments. There were no purchases and sales of U.S. government securities.

H. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2016	December 31, 2015
	Shares	Shares
	(000)	(000)
Issued	7,501	12,410
Issued in Lieu of Cash Distributions	3,976	3,659
Redeemed	(5,785)	(13,025)
Net Increase (Decrease) in Shares Outstanding	5,692	3,044

At June 30, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 57% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2016, that would require recognition or disclosure in these financial statements.

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	12/31/2015	6/30/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,057.79	$1.43
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.47	1.41

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Vanguard High Yield Bond Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund High Yield Bond Portfolio has renewed the portfolio’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The portfolio manager is supported by a dedicated team of high-yield and bank loan analysts who conduct in-depth credit research on the universe of high-yield issuers, seeking to identify issuers with stable or improving business prospects and attractive yields. Wellington Management focuses on higher-quality bonds, as it believes that these issues offer a more attractive risk/return trade-off over the long term than lower-rated bonds within the high-yield universe. Wellington Management seeks to maintain credit quality and diversification guidelines in order to minimize the risk of potential defaults. Wellington Management has advised the portfolio since its inception in 1996.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® International Portfolio

Advisors’ Report

For the six months ended June 30, 2016, the International Portfolio returned –1.57%. By comparison, the benchmark index returned –1.02% and peer funds, on average, returned –3.11%. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Please be aware that, after the close of the period, Vanguard announced that M&G Investment Management Ltd. will no longer serve as an advisor for the portfolio. Baillie Gifford Overseas Ltd. and Schroder Investment Management North America, Inc. continue to advise the portfolio, with the portion of assets that had been managed by M&G allocated to Schroder Investment Management.

An accompanying table shows the division of assets among advisors at the end of the period, before the advisory arrangement changed. Each advisor has prepared a discussion of the investment environment that existed during the half year and its effect on the portfolio’s positioning. These reports were prepared on July 14, 2016.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

James K. Anderson,
Head of Global Equities

Kave Sigaroudinia,
Head of EAFE Alpha Research

As we reflect on the past six months, amid concerns about global growth and geopolitics, we are reminded that most of what passes for “news” in the investment world is “noise” that is either irrelevant or misleading to the long-term investor. In contrast, significant trends can emerge from incremental developments over time that may seem benign and boring, but are in fact quite powerful.

The world is changing at a remarkable pace, driven by technological innovation. The internet is transforming a wide range of industries, from advertising to media and from financial services to retail. We have invested heavily in a small number of leading internet companies that are poised to benefit, particularly in China. Health care will also look very different in five to ten years’ time, such is the acceleration in our understanding of human biology. We find this increasingly exciting and have steadily increased our health care investments. We are looking for companies with strong cultures, ones that focus on reducing system costs, and ones that cure rather than treat diseases.

Three of our health care companies performed strongly in the first half of 2016. Each promises to improve this huge industry in different ways. M3 uses the internet to connect physicians, patients, and pharmaceutical companies more efficiently; it is growing rapidly outside its Japanese base. Denmark’s Genmab is developing antibody therapy for cancer and has delivered promising data in the trial of its treatment for multiple myeloma. South Korea’s Celltrion offers generic versions of existing biological drugs and is expanding the markets where it enjoys regulatory approval.

Our European bank holdings Banco Popular, UniCredit, and Bank of Ireland again performed weakly. Low interest rates continue to hinder their profitability, and uncertainty about economic growth has reignited concerns about their financial solidity. We sold off our holdings in Bank of Ireland, UniCredit, and Santander as a result.

We have also exited our positions in Turkey’s BIM Birlesik Magazalar and Russia’s Magnit. The deteriorating political and economic situation in their home countries reduces the growth prospects of these two food retailers. We have reinvested the proceeds in TAL Education, a Chinese K-12 after-school tutoring company; Pigeon, a Japanese consumer goods company

Total Returns
Six Months Ended
June 30, 2016
Vanguard International Portfolio	-1.57%
MSCI All Country World Index ex USA	-1.02
Variable Insurance International Funds Average[1]	-3.11

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		International
	Portfolio	Funds Average
International Portfolio	0.40%	0.94%

1 Derived from data provided by Lipper, a Thomson Reuters Company
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the International Portfolio’s annualized expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Vanguard International Portfolio

expanding in Asia, and Spain’s Banco Bilbao Vizcaya Argentaria, a bank whose focus on technology should strongly differentiate it from competitors over the next decade. We also increased our investments in American gene sequencing company Illumina and Chinese ecommerce leader Alibaba.

Schroder Investment Management
North America Inc.

Portfolio Manager:

Simon Webber, CFA

Following sharp declines at the beginning of the year, international markets put in a strong performance until late June, when the United Kingdom’s surprise “yes” vote on leaving the European Union sparked a sell-off in risk assets.

Some of the top contributors have been our emerging markets holdings; standout performers include Brazilian firms Raia Drogasil and BM&FBovespa, chip manufacturer Taiwan Semiconductor Manufacturing Company, and Thai bank Kasikornbank. We are increasingly finding good opportunities in emerging markets in countries where the operating environment is beginning to improve. Notable purchases here include internet firm NAVER, telecommunications company Telefonica Brasil and Peru’s Credicorp. These companies have emerged stronger from the economic slowdown of the last few years; their competitive position is more sustainable, and their growth outlook is stronger, than those of comparable developed market peers.

Although both stock selection and our underweight exposure to financials helped performance, some of our biggest individual detractors were found in that sector. These included banks such as Sumitomo Mitsui Financial Group (SMFG), Lloyds, and Intesa. The declines at Intesa reflect concern that bank may be required to help recapitalize some of its weaker Italian peers. We do not expect this to happen, and Intesa itself retains significant excess capital. Meanwhile, SMFG was hit hard by the Bank of Japan’s move to introduce negative interest rates. While this is clearly negative for margins, we believe banks are likely to move charges to a more fee-based system to offset some of the impact.

There are a variety of other hurdles (including European and U.S. elections, and the economic slowdown in China) that have the potential to continue to worry financial markets. However, lost among all the noise around the U.K. referendum has been a recent stream of improving economic data that point to a continuation of the modest global growth that we have had for some years now. Strong companies with a competitive advantage and clear strategies for growth will continue to thrive in this environment.

M&G Investment
Management Limited

Portfolio Manager:

Charles Anniss, CFA

International equity markets experienced a difficult start to 2016, with ongoing concerns over global growth affecting sentiment and markets moving almost in tandem with fluctuations in the price of oil.

The mood then improved from the middle of February onward, amid well-received central bank action, waning fears over a slowing Chinese economy, more buoyant commodities pricing and easing concerns over the banking sector. As we moved through the six months, though, investor focus came to be dominated by the United Kingdom’s referendum on membership of the European Union, and the subsequent vote to leave. Extreme volatility, particularly within continental European and U.K. markets, followed the U.K electorate’s “Brexit” decision, before an element of calm eventually returned.

In this environment, investors favored the perceived safety of more defensive sectors, including consumer staples, utilities, and telecommunications. That said, however, the standout performers for the period were energy and materials, as sentiment was buoyed by ongoing improvement in the price of oil and some

Vanguard International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	60	1,294	Uses a bottom-up, stock-driven approach to select
			stocks that it believes have above-average growth
			rates and trade at reasonable prices.
Schroder Investment	24	512	Uses fundamental research to identify high-quality
Management			companies in developed and emerging markets that
North America Inc.			it believes have above-average growth potential.
M&G Investment	15	313	Uses a long-term, bottom-up investment approach
			Management Limited[1] that focuses on identifying the stocks of under
			appreciated, quality companies that it believes will
			deliver high returns and have the potential for growth.
Cash Investments	1	32	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

1 M&G Investment Management Limited will no longer serve as an advisor for the portfolio after June 2016.

Vanguard International Portfolio

metals. Our overweight position in energy was supportive of relative returns, while our underweight allocation to materials weighed on performance.

Sectors that were out of favor for the period included consumer discretionary and financials, but, overall, stock selection in both sectors proved beneficial. In the former, our top contributor was adidas; shares of the German sportswear manufacturer have performed well for some time because of ongoing positive operational developments. This success continued in June, as the company forecast record sales in its soccer division, with business boosted by the European championship in France. Among financials, Banco Bradesco, Brazil’s second-largest bank, also delivered robust share price performance amid a healthy recovery in the Brazilian market (at the end of the period, Brazil was up by some 47 percent).

Other supportive holdings included Japanese engineering components distributor MISUMI, which performed well despite difficult market conditions in Japan, and Canadian metals and mining firm First Quantum Minerals, which saw its shares boosted as metals pricing improved. ResMed, a global manufacturer of equipment to treat respiratory conditions, was also supportive, as investors were pleased by its ongoing operational success.

On the downside, while overall stock selection within financials aided relative returns, several individual stocks were negatively affected by poor sentiment in the sector. These included French banking group Societe Generale, Dutch financial institution ING, and Japanese insurer Tokio Marine, all of which detracted from returns.

It was a similar case within consumer discretionary, which was particularly hard hit in the United Kingdom following the referendum; notable decliners included automobile distributor Inchcape and cruise ship operator Carnival. In Germany, luxury clothing retailer HUGO BOSS was another key detractor. The company has faced a number of headwinds, including disappointing top-line growth in the United States and China, a shift in its business model from wholesale to retail and the costs associated with that shift, and the unexpected departure of its chief executive.

Vanguard International Portfolio

Portfolio Profile
As of June 30, 2016

Portfolio Characteristics
Comparative
	Portfolio	Index[1]
Number of Stocks	165	1,849
Turnover Rate[2]	25%	—
Expense Ratio[3]	0.40%	—
Short-Term Reserves	0.4%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.94
Beta	1.08

Sector Diversification (% of equity exposure)
Comparative
	Portfolio	Index[1]
Consumer Discretionary	22.0%	11.3%
Consumer Staples	6.7	11.6
Energy	2.1	6.9
Financials	17.3	24.6
Health Care	11.5	9.4
Industrials	10.7	11.3
Information Technology	19.6	8.9
Materials	4.2	7.1
Other	2.5	0.0
Telecommunication Services	3.3	5.3
Utilities	0.1	3.6

Ten Largest Holdings[4] (% of total net assets)

Tencent Holdings Ltd.	Internet Software
	& Services	4.6%
AIA Group Ltd.	Life & Health
	Insurance	3.5
Industria de
Diseno Textil SA	Apparel Retail	3.5
Alibaba Group	Internet Software
Holding Ltd.	& Services	3.4
Amazon.com Inc.	Internet Retail	3.2
Baidu Inc.	Internet Software
	& Services	3.1
M3 Inc.	Health Care
	Technology	2.0
SoftBank Group Corp.	Wireless
	Telecommunication
	Services	1.9
ARM Holdings plc	Semiconductors	1.9
Rolls-Royce Holdings plc	Aerospace
	& Defense	1.8
Top Ten		28.9%

Allocation by Region

Market Diversification (% of equity exposure)
Comparative
	Portfolio[5]	Index[1]
Europe
United Kingdom	12.9%	13.8%
Germany	8.2	6.1
Sweden	5.3	2.0
Spain	5.2	2.1
France	4.2	6.8
Switzerland	3.6	6.6
Denmark	2.6	1.4
Italy	2.5	1.4
Netherlands	1.4	2.2
Norway	1.3	0.5
Other European Markets	1.3	1.3
Subtotal	48.5%	44.2%
Pacific
Japan	12.5%	16.4%
Hong Kong	5.0	2.3
South Korea	2.3	3.3
Other Pacific Markets	0.9	6.2
Subtotal	20.7%	28.2%
Emerging Markets
China	14.7%	5.8%
India	2.3	1.9
Other Emerging Markets	3.0	12.3
Subtotal	20.0%	20.0%
North America
United States	7.6%	0.0%
Canada	1.9	6.8
Subtotal	9.5%	6.8%
Middle East
Israel	1.3%	0.6%
Other	0.0%	0.2%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI All Country World Index ex USA. 2 Annualized.

3 The expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the International Portfolio’s annualized expense ratio was 0.41%.

4 The holdings listed exclude any temporary cash investments and equity index products.

5 Market percentages exclude currency contracts held by the portfolio.

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2005–June 30, 2016

Average Annual Total Returns: Periods Ended June 30, 2016

	Inception Date	One Year	Five Years	Ten Years
International Portfolio	6/3/1994	-8.50%	2.33%	3.71%

1 Six months ended June 30, 2016.
2 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard International Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.3%)[1]
Australia (0.5%)
	Brambles Ltd.	699,055	6,487
	Orica Ltd.	421,303	3,903
			10,390
Belgium (0.0%)
	Umicore SA	1,358	70

Brazil (0.8%)
	Raia Drogasil SA	377,286	7,416
	BM&FBovespa SA - Bolsa
	de Valores Mercadorias
	e Futuros	1,055,893	5,917
	Telefonica Brasil SA
	Preference Shares	286,300	3,921
	Banco Bradesco SA
	Preference Shares	62,742	492
			17,746
Canada (1.9%)
	Toronto-Dominion Bank	390,236	16,758
	Canadian Pacific Railway
	Ltd.	49,759	6,406
	Gildan Activewear Inc.	186,100	5,451
	Goldcorp Inc.	230,061	4,402
	First Quantum Minerals
	Ltd.	399,592	2,805
^	Bank of Nova Scotia	53,240	2,609
	ShawCor Ltd.	83,700	2,075
			40,506
China (14.0%)
	Tencent Holdings Ltd.	4,333,500	98,725
*	Alibaba Group Holding Ltd.
	ADR	924,543	73,529
*	Baidu Inc. ADR	403,200	66,589
*	Ctrip.com International Ltd.
	ADR	636,027	26,204
	New Oriental Education
	& Technology Group Inc.
	ADR	304,665	12,759
*	JD.com Inc. ADR	440,248	9,346
	China Pacific Insurance
	Group Co. Ltd.	1,757,200	5,999
*	TAL Education Group ADR	55,253	3,429
	CNOOC Ltd.	2,618,000	3,265
			299,845
Denmark (2.6%)
*	Genmab A/S	114,168	20,797
	Novozymes A/S	338,400	16,308
	Chr Hansen Holding A/S	163,100	10,710
	Novo Nordisk A/S Class B	166,939	8,977
			56,792

		Market
		Value•
	Shares	($000)
France (4.0%)
L’Oreal SA	105,858	20,249
Essilor International SA	124,274	16,540
Kering	89,975	14,674
Schneider Electric SE	139,520	8,257
Sanofi	71,514	6,011
Airbus Group SE	93,662	5,439
Publicis Groupe SA	79,453	5,383
Danone SA	72,594	5,119
Societe Generale SA	112,332	3,550
		85,222
Germany (8.0%)
*,2 Zalando SE	1,013,535	26,832
BASF SE	294,049	22,432
SAP SE	273,070	20,411
Fresenius Medical Care
AG & Co. KGaA	175,663	15,199
Bayerische Motoren
Werke AG	200,718	14,711
Bayer AG	82,121	8,262
GEA Group AG	163,965	7,707
*,3 Home 24AG	2,691	7,602
adidas AG	51,407	7,331
Continental AG	35,263	6,627
MTU Aero Engines AG	68,710	6,428
HeidelbergCement AG	83,246	6,242
*,3 HelloFresh	249,150	5,759
^,*,2Rocket Internet SE	278,557	5,382
HUGO BOSS AG	73,031	4,126
*,3 CureVac GmbH	1,452	3,440
* MorphoSys AG	67,732	2,825
^,* AIXTRON SE	274,000	1,663
Bayer AG (London Shares)	889	89
		173,068
Hong Kong (5.0%)
AIA Group Ltd.	12,559,600	75,683
Jardine Matheson
Holdings Ltd.	231,951	13,583
Hong Kong Exchanges
and Clearing Ltd.	503,560	12,278
Techtronic Industries Co.
Ltd.	1,457,000	6,099
		107,643
India (2.2%)
Housing Development
Finance Corp. Ltd.	863,800	16,118
HDFC Bank Ltd.	459,280	8,031
Zee Entertainment
Enterprises Ltd.	952,409	6,467
Idea Cellular Ltd.	3,965,215	6,283
*,3 ANI Technologies	142	5,886
*,2,3 Flipkart G Series	37,575	3,857
*,2,3 Flipkart H Series	16,044	1,711
		48,353

		Market
		Value•
	Shares	($000)
Indonesia (0.3%)
Bank Mandiri Persero
Tbk PT	8,374,700	6,071

Ireland (0.7%)
Kerry Group plc Class A	173,286	15,396
Kerry Group plc Class A
(London Shares)	3,475	311
		15,707
Israel (1.3%)
* Check Point Software
Technologies Ltd.	196,452	15,653
Teva Pharmaceutical
Industries Ltd. ADR	235,192	11,814
		27,467
Italy (2.5%)
Fiat Chrysler Automobiles
NV	2,947,282	18,194
Ferrari NV	404,824	16,503
EXOR SPA	331,840	12,259
Intesa Sanpaolo SPA
(Registered)	3,274,726	6,281
		53,237
Japan (12.1%)
M3 Inc.	1,260,800	43,666
SoftBank Group Corp.	707,700	40,038
SMC Corp.	121,800	29,711
Rakuten Inc.	2,248,700	24,254
Bridgestone Corp.	400,500	12,789
Sumitomo Mitsui Financial
Group Inc.	441,400	12,655
Pigeon Corp.	319,600	9,425
MISUMI Group Inc.	504,600	9,037
KDDI Corp.	269,900	8,216
Tokio Marine Holdings
Inc.	238,000	7,873
Kubota Corp.	575,900	7,713
Japan Tobacco Inc.	191,900	7,688
Sekisui Chemical Co. Ltd.	609,100	7,466
Astellas Pharma Inc.	474,800	7,430
Keyence Corp.	9,500	6,407
ORIX Corp.	417,500	5,331
SBI Holdings Inc.	477,700	4,723
Suntory Beverage
& Food Ltd.	97,600	4,392
Suzuki Motor Corp.	152,100	4,105
FANUC Corp.	23,500	3,804
Toyota Motor Corp.	67,300	3,365
		260,088
Luxembourg (0.3%)
*,3 Spotify Technology SA	2,961	6,599

Mexico (0.2%)
Grupo Financiero Banorte
SAB de CV	812,758	4,558

Netherlands (1.4%)
ASML Holding NV	202,511	20,073
ING Groep NV	473,144	4,918
Akzo Nobel NV	77,406	4,870
		29,861
Norway (1.3%)
^ Statoil ASA	713,531	12,354
Schibsted ASA Class A	214,063	6,388
Schibsted ASA Class B	214,063	6,127
DNB ASA	310,304	3,752
		28,621

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
Other (0.6%)
[4] Vanguard FTSE All-World
ex-US ETF	298,796	12,803

Peru (0.1%)
Credicorp Ltd.	10,912	1,684

Portugal (0.2%)
Jeronimo Martins SGPS SA	343,323	5,409

Singapore (0.2%)
DBS Group Holdings Ltd.	405,745	4,781

South Africa (0.2%)
^ Sasol Ltd.	133,647	3,628

South Korea (2.3%)
NAVER Corp.	34,577	21,500
^,* Celltrion Inc.	215,478	18,142
Hankook Tire Co. Ltd.	119,570	5,322
Samsung Electronics Co.
Ltd.	3,552	4,422
		49,386
Spain (5.2%)
Industria de Diseno Textil
SA	2,261,342	75,410
Banco Bilbao Vizcaya
Argentaria SA	2,789,491	15,985
Banco Popular Espanol SA	8,775,317	11,434
Distribuidora Internacional
de Alimentacion SA	1,433,395	8,420
		111,249
Sweden (5.3%)
^ Atlas Copco AB Class A	1,258,070	32,576
Svenska Handelsbanken
AB Class A	2,636,360	31,890
* Kinnevik AB	1,100,606	26,160
Assa Abloy AB Class B	436,925	8,956
^ Elekta AB Class B	920,856	7,430
Alfa Laval AB	393,219	6,172
		113,184
Switzerland (3.5%)
Nestle SA	378,029	29,159
Roche Holding AG	71,085	18,769
Cie Financiere Richemont
SA	190,704	11,188
Novartis AG	74,615	6,138
Lonza Group AG	34,929	5,788
LafargeHolcim Ltd.	109,548	4,576
		75,618

		Market
		Value•
	Shares	($000)
Taiwan (0.9%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	3,685,000	18,633

Thailand (0.5%)
Kasikornbank PCL	1,551,700	7,537
Kasikornbank PCL
(Foreign)	765,700	3,774
		11,311
United Kingdom (12.6%)
ARM Holdings plc	2,632,784	39,876
Rolls-Royce Holdings plc	4,161,746	39,519
Prudential plc	1,289,555	21,969
Royal Dutch Shell plc
Class A	757,515	20,776
Aggreko plc	729,423	12,528
Reckitt Benckiser Group
plc	107,416	10,807
BHP Billiton plc	841,843	10,589
Standard Chartered plc	1,372,964	10,443
Vodafone Group plc	3,336,699	10,158
Burberry Group plc	641,726	10,031
Diageo plc	308,093	8,621
Unilever plc	166,010	7,963
Lloyds Banking Group plc	9,592,181	7,053
GlaxoSmithKline plc	300,918	6,469
WPP plc	274,334	5,696
Capita plc	438,602	5,634
*,3 Skyscanner	41,148	5,591
Carnival plc	119,235	5,294
Intertek Group plc	112,994	5,277
Ultra Electronics Holdings
plc	217,650	5,062
Spectris plc	200,734	4,888
Inchcape plc	531,168	4,459
G4S plc	1,780,840	4,408
^,* Ocado Group plc	1,403,300	4,324
Barclays plc	1,364,813	2,598
		270,033
United States (7.6%)
* Amazon.com Inc.	96,420	69,000
* Illumina Inc.	228,479	32,074
^,* Tesla Motors Inc.	123,640	26,246
MercadoLibre Inc.	151,400	21,297
ResMed Inc.	125,396	7,929
Samsonite International
SA	2,552,000	7,074
		163,620
Total Common Stocks
(Cost $1,958,157)		2,113,183

		Market
		Value•
	Shares	($000)
Preferred Stocks (0.6%)
*,3 You & Mr. Jones	5,200,000	5,200
*,3 Internet Plus Holdings
Ltd.	2,083,522	7,313
Total Preferred Stocks
(Cost $13,244)		12,513
Temporary Cash Investments (3.2%)[1]
Money Market Fund (3.0%)
[5,6] Vanguard Market
Liquidity Fund,
0.538%	64,698,181	64,698

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.2%)
[7,8] Federal Home Loan
Bank Discount Notes,
0.335%, 7/22/16	4,000	3,999
[7] Federal Home Loan
Bank Discount Notes,
0.446%, 9/14/16	600	600
		4,599
Total Temporary Cash Investments
(Cost $69,297)		69,297
Total Investments (102.1%)
(Cost $2,040,698)		2,194,993

Vanguard International Portfolio

Amount
($000)
Other Assets and Liabilities (-2.1%)
Other Assets
Investment in Vanguard	180
Receivables for Investment Securities Sold 55,967
Receivables for Accrued Income	5,063
Receivables for Capital Shares Issued	126
Other Assets	753
Total Other Assets	62,089
Liabilities
Payables for Investment Securities
Purchased	(66,225)
Collateral for Securities on Loan	(34,128)
Payables to Investment Advisor	(1,008)
Payables for Capital Shares Redeemed	(1,102)
Payables to Vanguard	(2,993)
Other Liabilities	(977)
Total Liabilities	(106,433)
Net Assets (100%)
Applicable to 113,951,772 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,150,649
Net Asset Value Per Share	$18.87

At June 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	2,000,414
Undistributed Net Investment Income	20,639
Accumulated Net Realized Losses	(24,430)
Unrealized Appreciation (Depreciation)
Investment Securities	154,295
Futures Contracts	75
Forward Currency Contracts	(57)
Foreign Currencies	(287)
Net Assets	2,150,649

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $33,075,000.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.5% and 2.0%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the aggregate value of these securities was $37,782,000, representing 1.8% of net assets.
3 Restricted securities totaling $52,958,000, representing 2.5% of net assets.
4 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $34,128,000 of collateral received for securities on loan.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
8 Securities with a value of $1,600,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Statement of Operations

Six Months Ended
June 30, 2016
($000)
Investment Income
Income
Dividends[1,2]	26,549
Interest [2]	118
Securities Lending	1,864
Total Income	28,531
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,599
Performance Adjustment	378
The Vanguard Group—Note C
Management and Administrative	1,933
Marketing and Distribution	211
Custodian Fees	151
Shareholders’ Reports	20
Trustees’ Fees and Expenses	1
Total Expenses	4,293
Net Investment Income	24,238
Realized Net Gain (Loss)
Investment Securities Sold [2]	(21,515)
Futures Contracts	(2,486)
Foreign Currencies and Forward
Currency Contracts	711
Realized Net Gain (Loss)	(23,290)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(37,640)
Futures Contracts	(1,008)
Foreign Currencies and Forward
Currency Contracts	62
Change in Unrealized Appreciation
(Depreciation)	(38,586)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(37,638)
1 Dividends are net of foreign withholding taxes of $2,683,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $203,000, $105,000, and $0, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,238	32,077
Realized Net Gain (Loss)	(23,290)	35,970
Change in Unrealized Appreciation (Depreciation)	(38,586)	(96,855)
Net Increase (Decrease) in Net Assets Resulting from Operations	(37,638)	(28,808)
Distributions
Net Investment Income	(31,437)	(42,431)
Realized Capital Gain	(36,602)	(34,854)
Total Distributions	(68,039)	(77,285)
Capital Share Transactions
Issued	81,081	430,123
Issued in Lieu of Cash Distributions	68,039	77,285
Redeemed	(145,898)	(350,922)
Net Increase (Decrease) from Capital Share Transactions	3,222	156,486
Total Increase (Decrease)	(102,455)	50,393
Net Assets
Beginning of Period	2,253,104	2,202,711
End of Period[1]	2,150,649	2,253,104
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $20,639,000 and $27,955,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$19.80	$20.63	$22.28	$18.35	$15.58	$18.29
Investment Operations
Net Investment Income	.216	.278	.401[1]	.301	.324	.352
Net Realized and Unrealized Gain (Loss)
on Investments	(.540)	(.394)	(1.736)	3.909	2.792	(2.782)
Total from Investment Operations	(.324)	(.116)	(1.335)	4.210	3.116	(2.430)
Distributions
Dividends from Net Investment Income	(.280)	(.392)	(.315)	(.280)	(.346)	(.280)
Distributions from Realized Capital Gains	(.326)	(.322)	—	—	—	—
Total Distributions	(.606)	(.714)	(.315)	(.280)	(.346)	(.280)
Net Asset Value, End of Period	$18.87	$19.80	$20.63	$22.28	$18.35	$15.58

Total Return	-1.57%	-0.77%	-6.05%	23.26%	20.14%	-13.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,151	$2,253	$2,203	$2,284	$1,754	$1,507
Ratio of Total Expenses to
Average Net Assets[2]	0.41%	0.40%	0.46%	0.47%	0.49%	0.51%
Ratio of Net Investment Income to
Average Net Assets	2.12%	1.37%	1.89%[1]	1.63%	1.89%	1.97%
Portfolio Turnover Rate	25%	23%	24%	22%	29%	33%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.061 and 0.28%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.03%, 0.03%, 0.04%, and 0.04%.

Notes to Financial Statements

Vanguard International Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired

Vanguard International Portfolio

over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The portfolio enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended June 30, 2016, the portfolio’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The portfolio’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

Vanguard International Portfolio

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and for the period ended June 30, 2016, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2016, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years. Until June 2016, a portion of the portfolio was managed by M&G Investment Management Limited. The basic fee paid to M&G Investment Management Limited was subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.

Vanguard manages the cash reserves of the portfolio as described below.

For the six months ended June 30, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before a net increase of $378,000 (0.04%) based on performance.

Vanguard International Portfolio

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2016, the portfolio had contributed to Vanguard capital in the amount of $180,000, representing 0.01% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	221,040	7,074	—
Common Stocks—Other	232,126	1,612,498	40,445
Preferred Stocks	—	—	12,513
Temporary Cash Investments	64,698	4,599	—
Futures Contracts—Assets[1]	310	—	—
Futures Contracts—Liabilities[1]	(23)	—	—
Forward Currency Contracts—Assets	—	442	—
Forward Currency Contracts—Liabilities	—	(499)	—
Total	518,151	1,624,114	52,958
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the portfolio in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended June 30, 2016. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

	Investments in	Investments in
	Common Stocks	Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)	($000)
Balance as of December 31, 2015	42,674	13,242
Change in Unrealized Appreciation (Depreciation)	(2,229)	(729)
Balance as of June 30, 2016	40,445	12,513
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2016, was ($2,958,000).

Vanguard International Portfolio

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of June 30, 2016:

	Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Common Stocks	40,445	Market Approach	Purchase Price	$41,448.661
			Purchase Price	2,824.914
			Purchase Price	2,369.171
			Purchase Price	2,228.610
			Purchase Price	135.881
			Discounted Purchase Price	106.680
			Discounted Recent Market Transaction	102.650
			Purchase Price	23.116
Preferred Stocks	12,513	Market Approach	Discounted Purchase Price	3.510
			Purchase Price	1.000

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

E. At June 30, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	310	442	752
Other Liabilities	(23)	(499)	(522)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2016, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(2,486)	—	(2,486)
Forward Currency Contracts	—	828	828
Realized Net Gain (Loss) on Derivatives	(2,486)	828	(1,658)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,008)	—	(1,008)
Forward Currency Contracts	—	48	48
Change in Unrealized Appreciation (Depreciation) on Derivatives	(1,008)	48	(960)

At June 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	September 2016	344	10,911	181
Topix Index	September 2016	54	6,556	(471)
FTSE 100 Index	September 2016	60	5,151	364
S&P ASX 200 Index	September 2016	41	3,950	1
				75

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

Vanguard International Portfolio

At June 30, 2016, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	9/21/16	EUR	7,992	USD	8,991	(94)
Citibank, N.A.	9/13/16	JPY	774,268	USD	7,239	279
Morgan Stanley Capital Services LLC	9/21/16	GBP	4,199	USD	5,923	(329)
BNP Paribas	9/20/16	AUD	5,149	USD	3,777	51
Barclays Bank plc	9/21/16	EUR	2,908	USD	3,237	—
JPMorgan Chase Bank, N.A.	9/13/16	JPY	211,565	USD	2,062	(8)
Goldman Sachs International	9/21/16	GBP	1,032	USD	1,386	(12)
UBS AG	9/20/16	AUD	1,655	USD	1,228	3
Barclays Bank plc	9/13/16	JPY	108,000	USD	1,013	35
Citibank, N.A.	9/13/16	USD	2,285	JPY	239,150	(37)
Goldman Sachs International	9/21/16	USD	1,622	GBP	1,221	(4)
Barclays Bank plc	9/13/16	USD	1,212	JPY	123,200	16
Citibank, N.A.	9/21/16	USD	1,082	EUR	959	14
Citibank, N.A.	9/21/16	USD	675	GBP	474	44
JPMorgan Chase Bank, N.A.	9/20/16	USD	650	AUD	887	(9)
Citibank, N.A.	9/20/16	USD	466	AUD	634	(5)
BNP Paribas	9/21/16	USD	399	EUR	360	(1)
						(57)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At June 30, 2016, the counterparty had deposited in segregated accounts securities with a value of $260,000 in connection with open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2016, the portfolio realized net foreign currency losses of $117,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

At June 30, 2016, the cost of investment securities for tax purposes was $2,040,698,000. Net unrealized appreciation of investment securities for tax purposes was $154,295,000, consisting of unrealized gains of $405,907,000 on securities that had risen in value since their purchase and $251,612,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2016, the portfolio purchased $264,509,000 of investment securities and sold $268,628,000 of investment securities, other than temporary cash investments.

Vanguard International Portfolio

H. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	June 30, 2016	December 31, 2015
	Shares	Shares
	(000)	(000)
Issued	4,384	20,336
Issued in Lieu of Cash Distributions	3,688	3,671
Redeemed	(7,887)	(17,013)
Net Increase (Decrease) in Shares Outstanding	185	6,994

At June 30, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 38% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2016, that would require recognition or disclosure in these financial statements.

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	12/31/2015	6/30/2016	Period[1]
Based on Actual Fund Return	$1,000.00	$984.33	$2.02
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.82	2.06

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Vanguard International Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund International Portfolio has renewed the portfolio’s investment advisory arrangements with Baillie Gifford Overseas Ltd. (Baillie Gifford), and Schroder Investment Management North America Inc. (Schroder Inc.), as well as the sub-advisory agreement with Schroder Investment North America Ltd. (Schroder Ltd.). The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders. Please note that in June, the portfolio’s board of trustees modified its investment advisory arrangements. M&G Investment Management Limited no longer serves as an advisor to the portfolio.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Baillie Gifford. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford uses fundamental research to make long-term investments in companies that have above-average growth potential resulting from sustainable competitive advantages, special cultures and management, or competitive strength in underestimated technology shifts. Baillie Gifford believes that equities’ asymmetrical return pattern means that alpha is generated by focusing on the upside and the potential to earn exponential returns rather than being overly concerned with avoiding losing investments. The advisor takes a bottom-up, stock-driven approach to sector and country allocation. Baillie Gifford has advised a portion of the portfolio since 2003.

Schroder. Schroders plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), has existed for more than 200 years and has investment management experience dating back to 1926. Schroder uses fundamental research to identify quality growth stocks with sustainable competitive advantages selling at attractive valuations. Bottom-up research is conducted within the context of key structural trends shaping the global economy or a given industry that will drive a company’s growth prospects. The portfolio’s holdings are classified as either “core” or “opportunistic.” Core holdings generally constitute two-thirds of the portfolio and tend to be longer-term holdings because of competitive advantages that can support above-average growth rates for an extended period. Opportunistic holdings tend to be shorter-term and more cyclical in nature. Schroder Inc. has advised the portfolio since its inception in 1994, and its affiliate Schroder Ltd. has advised the portfolio since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Baillie Gifford or Schroder in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

Vanguard International Portfolio

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rates negotiated with Baillie Gifford and Schroder without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Vanguard® Mid-Cap Index Portfolio

Vanguard Mid-Cap Index Portfolio returned 3.48% for the six months ended June 30, 2016, as U.S. stocks finished the half year with solid gains despite significant volatility. The portfolio’s performance was in line with its benchmark index (+3.52%) but behind the average return of peer funds (+4.62%).

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Sectors with double-digit gains were among the top contributors
Seven of the ten industry sectors repre sented in the portfolio advanced, with three posting double-digit gains.

One of the smaller sectors, utilities (+30%), made an outsized contribution. The sector is often viewed as a safer one, and its outperformance reflected the caution many investors felt during the period. It delivers stable, steady dividend yields, which tend to be attractive to those seeking income at a time when bond yields are historically low and stock volatility is high.

Consumer goods and industrials were also notable contributors. Within the first sector, food, household product, and home construction companies were among the leaders. Home construction benefited from the continued recovery of the housing market. The same dynamic was seen among industrials, where construction and materials firms did particularly well. Engineering and transportation companies also outperformed.

Meanwhile, oil and natural gas prices bounced back over the past few months, helping oil and gas producers. As a result, the oil and gas sector returned about 15%.

Financials recorded mixed results, with only a 1% return. Lower long-term interest rates have hurt banks, financial services, and insurance firms, which all lost more than 7%. On the other hand, real estate investment trusts (REITs) rose sharply, more than making up for those losses.

REITs climbed as investors gravitated to assets that generate regular income; REITs are required to pay out at least 90% of their income as investment dividends. Falling interest rates can also benefit REITs, because lower capital costs can help their profit margins, particularly in a growing economy.

Total Returns
Six Months Ended
June 30, 2016
Vanguard Mid-Cap Index Portfolio	3.48%
CRSP US Mid Cap Index	3.52
Variable Insurance Mid-Cap Core Funds Average[1]	4.62

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Multi-Cap Core
	Portfolio	Funds Average
Mid-Cap Index Portfolio	0.19%	0.78%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the portfolio’s annualized expense ratio was 0.19%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Vanguard Mid-Cap Index Portfolio

Portfolio Profile
As of June 30, 2016

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	342	343	3,863
Median Market Cap	$11.1B	$11.1B	$53.0B
Price/Earnings Ratio	26.5x	25.8x	22.0x
Price/Book Ratio	2.6x	2.6x	2.7x
Yield[3]	1.4%	1.6%	2.1%
Return on Equity	15.6%	15.2%	16.5%
Earnings Growth Rate	10.4%	10.4%	7.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	24%	—	—
Expense Ratio[5]	0.19%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Target Index[6]	Broad Index[2]
R-Squared	1.00	0.94
Beta	1.00	1.02

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Basic Materials	4.4%	4.4%	2.4%
Consumer Goods	14.2	14.2	10.7
Consumer Services	12.5	12.5	13.6
Financials	19.4	19.5	18.6
Health Care	8.4	8.4	13.4
Industrials	17.0	17.0	12.6
Oil & Gas	5.4	5.4	6.7
Technology	11.7	11.6	15.7
Telecommunications	1.2	1.2	2.6
Utilities	5.8	5.8	3.7

Ten Largest Holdings[7] (% of total net assets)

Equinix Inc.	Specialty REITs	0.9%
Fiserv Inc.	Financial
	Administration	0.8
Fidelity National	Financial
Information Services Inc.	Administration	0.8
NVIDIA Corp.	Semiconductors	0.8
Newell Brands Inc.	Durable
	Household Products	0.8
Ross Stores Inc.	Apparel Retailers	0.7
Electronic Arts Inc.	Toys	0.7
Edwards Lifesciences	Medical
Corp.	Supplies	0.7
Dollar Tree Inc.	Specialty Retailers	0.7
ConAgra Foods Inc.	Food Products	0.7
Top Ten		7.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 CRSP US Mid Cap Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the annualized expense ratio was 0.19%.
6 Spliced Mid-Cap Index: MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2005–June 30, 2016

Average Annual Total Returns: Periods Ended June 30, 2016

	Inception Date	One Year	Five Years	Ten Years
Mid-Cap Index Portfolio	2/9/1999	–1.00%	10.42%	7.68%

1 Six months ended June 30, 2016.
2 MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Mid-Cap Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.2%)[1]
Basic Materials (4.4%)
	Newmont Mining Corp.	240,764	9,419
	Freeport-McMoRan Inc.	511,454	5,698
	Alcoa Inc.	596,840	5,533
	International Flavors
	& Fragrances Inc.	36,133	4,555
	Celanese Corp. Class A	66,991	4,384
	Eastman Chemical Co.	63,737	4,328
	Mosaic Co.	158,850	4,159
	Albemarle Corp.	50,964	4,042
	Ashland Inc.	28,089	3,224
	Avery Dennison Corp.	40,412	3,021
	FMC Corp.	60,512	2,802
	CF Industries Holdings Inc.	105,330	2,538
	Reliance Steel
	& Aluminum Co.	31,056	2,388
	WR Grace & Co.	31,916	2,336
*	Axalta Coating Systems Ltd.	75,576	2,005
	Westlake Chemical Corp.	17,702	760
			61,192
Consumer Goods (14.2%)
	Newell Brands Inc.	216,908	10,535
*	Electronic Arts Inc.	133,328	10,101
	ConAgra Foods Inc.	198,112	9,472
	Tyson Foods Inc. Class A	136,433	9,112
	Dr Pepper Snapple
	Group Inc.	84,348	8,151
	Clorox Co.	58,697	8,123
	Molson Coors Brewing Co.
	Class B	79,224	8,012
	JM Smucker Co.	51,680	7,877
	Genuine Parts Co.	64,501	6,531
	Church & Dwight Co. Inc.	58,301	5,999
	Whirlpool Corp.	34,537	5,755
	McCormick & Co. Inc.	52,342	5,583
*	Mohawk Industries Inc.	28,579	5,423
	Coach Inc.	126,239	5,143
	DR Horton Inc.	159,909	5,034
	Mattel Inc.	154,586	4,837
	Hormel Foods Corp.	120,334	4,404
	Hanesbrands Inc.	171,416	4,308
	Hasbro Inc.	50,969	4,281
	Snap-on Inc.	26,471	4,178
*	LKQ Corp.	125,355	3,974
	Delphi Automotive plc	62,010	3,882
*	Michael Kors Holdings Ltd.	77,105	3,815
	Lennar Corp. Class A	82,413	3,799
	Bunge Ltd.	63,319	3,745
	Harley-Davidson Inc.	81,910	3,710
	PVH Corp.	36,747	3,463
	Lear Corp.	33,381	3,397
*,^ Under Armour Inc. Class A		83,170	3,338
*	lululemon athletica Inc.	43,428	3,208
*	Under Armour Inc.	84,192	3,065
*	NVR Inc.	1,683	2,996
	BorgWarner Inc.	98,508	2,908
	PulteGroup Inc.	141,423	2,756

			Market
			Value•
		Shares	($000)
	Leucadia National Corp.	147,422	2,555
	Ralph Lauren Corp. Class A	25,819	2,314
	Harman International
	Industries Inc.	32,127	2,307
	Polaris Industries Inc.	27,806	2,273
*	Edgewell Personal Care Co.	26,875	2,268
*	WABCO Holdings Inc.	24,312	2,226
*	WhiteWave Foods Co.
	Class A	39,977	1,876
	Goodyear Tire & Rubber Co.	60,110	1,542
	Pilgrim’s Pride Corp.	28,522	727
^	Coty Inc. Class A	22,636	588
	Lennar Corp. Class B	4,820	180
			199,771
Consumer Services (12.5%)
	Ross Stores Inc.	182,353	10,338
*	Dollar Tree Inc.	101,624	9,577
	Nielsen Holdings plc	155,549	8,084
*	Ulta Salon Cosmetics
	& Fragrance Inc.	27,000	6,578
	Expedia Inc.	52,618	5,593
	Tractor Supply Co.	60,569	5,523
*	Chipotle Mexican Grill Inc.
	Class A	13,253	5,338
	Royal Caribbean Cruises Ltd.	78,173	5,249
	Advance Auto Parts Inc.	31,744	5,131
*	MGM Resorts International	218,038	4,934
	Whole Foods Market Inc.	145,731	4,666
	Marriott International Inc.
	Class A	69,287	4,605
*	CarMax Inc.	87,864	4,308
	Interpublic Group
	of Cos. Inc.	182,650	4,219
	Best Buy Co. Inc.	125,057	3,827
	Aramark	110,287	3,686
	Wyndham Worldwide Corp.	50,645	3,607
	Darden Restaurants Inc.	54,736	3,467
	Foot Locker Inc.	61,847	3,393
	Wynn Resorts Ltd.	36,992	3,353
*	IHS Inc. Class A	28,991	3,352
	AmerisourceBergen Corp.
	Class A	41,508	3,292
*	TripAdvisor Inc.	51,108	3,286
	Alaska Air Group Inc.	55,774	3,251
	Kohl’s Corp.	83,746	3,176
	Tiffany & Co.	48,481	2,940
	Signet Jewelers Ltd.	35,645	2,938
	Bed Bath & Beyond Inc.	66,943	2,893
*	Norwegian Cruise Line
	Holdings Ltd.	71,844	2,862
	Starwood Hotels & Resorts
	Worldwide Inc.	38,360	2,837
	FactSet Research
	Systems Inc.	17,555	2,834
*	Liberty SiriusXM Group
	Class C	91,025	2,810
*	United Continental
	Holdings Inc.	68,326	2,804

			Market
			Value•
		Shares	($000)
	News Corp. Class A	227,053	2,577
*	Discovery
	Communications Inc.	107,353	2,560
	Staples Inc.	292,029	2,517
*	Liberty Interactive Corp.
	QVC Group Class A	97,368	2,470
	Macy’s Inc.	70,094	2,356
	H&R Block Inc.	101,935	2,345
	Scripps Networks
	Interactive Inc. Class A	36,587	2,278
	Gap Inc.	99,424	2,110
	Nordstrom Inc.	55,009	2,093
	Williams-Sonoma Inc.	36,236	1,889
*	Rite Aid Corp.	236,879	1,774
*	Discovery Communications
	Inc. Class A	67,993	1,716
*	AutoNation Inc.	32,671	1,535
*	Liberty SiriusXM Group
	Class A	43,853	1,375
*	Hertz Global Holdings Inc.	81,253	900
*	Hyatt Hotels Corp. Class A	10,524	517
			175,763
Financials (19.5%)
	Equinix Inc.	31,503	12,215
	Realty Income Corp.	116,972	8,113
	Hartford Financial
	Services Group Inc.	178,532	7,923
	Digital Realty Trust Inc.	72,385	7,889
	M&T Bank Corp.	64,999	7,685
	Willis Towers Watson plc	59,689	7,420
	Moody’s Corp.	75,030	7,031
	Equifax Inc.	54,067	6,942
	Essex Property Trust Inc.	29,696	6,773
	Macerich Co.	67,421	5,757
*	Markel Corp.	6,028	5,743
	Kimco Realty Corp.	180,975	5,679
	AvalonBay Communities Inc.	31,177	5,624
	Host Hotels & Resorts Inc.	339,194	5,498
	Principal Financial
	Group Inc.	131,606	5,410
	Federal Realty
	Investment Trust	32,258	5,340
	Cincinnati Financial Corp.	70,977	5,316
	Extra Space Storage Inc.	53,998	4,997
	Regions Financial Corp.	574,830	4,892
	SL Green Realty Corp.	45,565	4,851
	First Republic Bank	67,536	4,727
	Citizens Financial
	Group Inc.	234,314	4,682
	Annaly Capital
	Management Inc.	419,732	4,646
	FNF Group	119,683	4,488
	UDR Inc.	121,323	4,479
	XL Group plc Class A	128,638	4,285
	Western Union Co.	222,940	4,276
	KeyCorp	382,295	4,224
	Lincoln National Corp.	108,146	4,193
	VEREIT Inc.	410,728	4,165

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*	Arch Capital Group Ltd.	52,493	3,780
*	CBRE Group Inc. Class A	136,542	3,616
*	Ally Financial Inc.	208,662	3,562
	Everest Re Group Ltd.	19,300	3,526
	Camden Property Trust	39,519	3,494
	Alexandria Real Estate
	Equities Inc.	33,466	3,464
	Iron Mountain Inc.	86,674	3,452
*	Affiliated Managers
	Group Inc.	24,426	3,438
	Unum Group	107,985	3,433
	Nasdaq Inc.	52,356	3,386
	Comerica Inc.	79,187	3,257
	Huntington Bancshares Inc.	362,672	3,242
	MSCI Inc. Class A	41,663	3,213
	Torchmark Corp.	51,852	3,206
	SEI Investments Co.	66,034	3,177
	New York Community
	Bancorp Inc.	210,065	3,149
	American Capital
	Agency Corp.	149,743	2,968
*	E*TRADE Financial Corp.	126,031	2,961
	CIT Group Inc.	91,202	2,910
	Raymond James
	Financial Inc.	57,572	2,838
	Reinsurance Group of
	America Inc. Class A	28,999	2,813
	Brixmor Property Group Inc.	97,200	2,572
	WR Berkley Corp.	41,621	2,494
	Invesco Ltd.	94,292	2,408
	Zions Bancorporation	92,493	2,324
	Axis Capital Holdings Ltd.	42,242	2,323
	Voya Financial Inc.	92,591	2,293
	People’s United
	Financial Inc.	140,517	2,060
	Jones Lang LaSalle Inc.	20,550	2,003
*	Liberty Broadband Corp.	32,815	1,969
*	Realogy Holdings Corp.	66,491	1,930
*	Alleghany Corp.	3,321	1,825
	Lazard Ltd. Class A	58,684	1,748
	Assurant Inc.	13,964	1,205
	Navient Corp.	74,523	891
*	Liberty Broadband Corp.
	Class A	5,612	333
*	Santander Consumer
	USA Holdings Inc.	24,438	252
			272,778
Health Care (8.4%)
*	Edwards Lifesciences Corp.	96,170	9,591
	CR Bard Inc.	33,272	7,824
	Dentsply Sirona Inc.	106,367	6,599
*	Henry Schein Inc.	37,288	6,592
*	Laboratory Corp. of
	America Holdings	46,532	6,062
*	DaVita HealthCare
	Partners Inc.	75,011	5,800
*	Incyte Corp.	72,417	5,792
	Universal Health
	Services Inc. Class B	40,826	5,475
*	BioMarin
	Pharmaceutical Inc.	69,985	5,445
*	Centene Corp.	73,543	5,249
	Quest Diagnostics Inc.	64,200	5,226
*	Waters Corp.	34,899	4,909
*	Medivation Inc.	74,742	4,507
*	Hologic Inc.	126,605	4,380
	ResMed Inc.	63,758	4,031
*	IDEXX Laboratories Inc.	40,692	3,779
	Cooper Cos. Inc.	21,933	3,763
*	Jazz Pharmaceuticals plc	26,027	3,678

			Market
			Value•
		Shares	($000)
*	Varian Medical Systems Inc.	43,225	3,554
*	Mallinckrodt plc	49,412	3,003
*	Alkermes plc	68,342	2,954
*	Quintiles Transnational
	Holdings Inc.	38,086	2,488
*	Envision Healthcare
	Holdings Inc.	84,587	2,146
*	Alnylam Pharmaceuticals Inc.	32,907	1,826
	Patterson Cos. Inc.	38,008	1,820
*	Endo International plc	45,129	704
			117,197
Industrials (17.1%)
*	Fiserv Inc.	100,976	10,979
	Fidelity National
	Information Services Inc.	148,139	10,915
	Amphenol Corp. Class A	139,789	8,014
	Roper Technologies Inc.	45,989	7,844
	Vulcan Materials Co.	60,440	7,275
*	TransDigm Group Inc.	22,845	6,024
	Fastenal Co.	131,148	5,822
*	FleetCor Technologies Inc.	39,947	5,718
	WW Grainger Inc.	25,050	5,693
*	Verisk Analytics Inc. Class A	68,719	5,572
	Martin Marietta
	Materials Inc.	28,778	5,525
	Rockwell Collins Inc.	59,140	5,035
	Global Payments Inc.	69,961	4,994
*	Alliance Data Systems Corp.	25,354	4,967
	Acuity Brands Inc.	19,897	4,934
	AMETEK Inc.	105,946	4,898
	Dover Corp.	70,413	4,881
	CH Robinson Worldwide Inc.	64,620	4,798
	Masco Corp.	151,094	4,675
	Ball Corp.	64,398	4,655
	L-3 Communications
	Holdings Inc.	31,354	4,599
	WestRock Co.	114,661	4,457
*	Mettler-Toledo
	International Inc.	12,150	4,434
	Kansas City Southern	49,031	4,417
	Pentair plc	73,855	4,305
	Xerox Corp.	436,796	4,145
	Sealed Air Corp.	89,557	4,117
	Expeditors International
	of Washington Inc.	82,718	4,057
	Fortune Brands
	Home & Security Inc.	69,388	4,022
	Textron Inc.	109,881	4,017
*	Stericycle Inc.	38,580	4,017
*	Vantiv Inc. Class A	70,951	4,016
	Total System Services Inc.	75,026	3,985
	Cintas Corp.	38,726	3,800
	Xylem Inc.	81,240	3,627
	JB Hunt Transport
	Services Inc.	40,774	3,300
*	Crown Holdings Inc.	63,069	3,196
	Fluor Corp.	63,220	3,116
*	Waste Connections Inc.	39,665	2,858
*	Trimble Navigation Ltd.	113,470	2,764
*	Jacobs Engineering
	Group Inc.	55,438	2,761
	Wabtec Corp.	38,686	2,717
*	Sensata Technologies
	Holding NV	77,081	2,689
*	United Rentals Inc.	40,064	2,688
	Flowserve Corp.	58,932	2,662
	Hubbell Inc. Class B	24,950	2,631
*	Arrow Electronics Inc.	41,684	2,580
	Owens Corning	49,884	2,570

			Market
			Value•
		Shares	($000)
	Macquarie
	Infrastructure Corp.	32,735	2,424
	Avnet Inc.	58,148	2,356
	Robert Half
	International Inc.	56,445	2,154
	B/E Aerospace Inc.	46,461	2,145
	ManpowerGroup Inc.	32,513	2,092
	FLIR Systems Inc.	62,567	1,936
	Allison Transmission
	Holdings Inc.	65,518	1,850
*	First Data Corp. Class A	145,264	1,608
	AGCO Corp.	15,731	741
			239,071
Oil & Gas (5.4%)
*	Concho Resources Inc.	59,717	7,122
	EQT Corp.	78,430	6,073
	Marathon Oil Corp.	384,664	5,774
	National Oilwell Varco Inc.	171,172	5,760
	Cabot Oil & Gas Corp.	211,082	5,433
	Cimarex Energy Co.	43,079	5,140
	Columbia Pipeline
	Group Inc.	180,849	4,610
	Devon Energy Corp.	113,037	4,098
	Tesoro Corp.	54,547	4,087
*	Cheniere Energy Inc.	90,924	3,414
	Range Resources Corp.	72,926	3,146
	Helmerich & Payne Inc.	46,678	3,134
	OGE Energy Corp.	90,334	2,958
*	FMC Technologies Inc.	102,305	2,728
	Core Laboratories NV	19,867	2,461
*	Antero Resources Corp.	89,364	2,322
*	Weatherford
	International plc	406,596	2,257
	HollyFrontier Corp.	80,205	1,906
	Murphy Oil Corp.	36,778	1,168
	Energen Corp.	21,955	1,058
*	Continental Resources Inc.	21,265	963
			75,612
Technology (11.7%)
	NVIDIA Corp.	230,231	10,823
*	Cerner Corp.	138,144	8,095
	Lam Research Corp.	72,470	6,092
*	Red Hat Inc.	82,376	5,981
	Western Digital Corp.	121,393	5,737
	Symantec Corp.	277,849	5,707
	Skyworks Solutions Inc.	86,402	5,468
*	Citrix Systems Inc.	66,924	5,360
	Xilinx Inc.	115,998	5,351
*	Autodesk Inc.	96,892	5,246
	KLA-Tencor Corp.	70,736	5,181
	Linear Technology Corp.	108,540	5,050
	Harris Corp.	56,626	4,725
	Microchip Technology Inc.	92,655	4,703
*	Palo Alto Networks Inc.	38,132	4,677
*	ServiceNow Inc.	70,318	4,669
	Maxim Integrated
	Products Inc.	129,048	4,606
*	Akamai Technologies Inc.	75,706	4,234
	CDK Global Inc.	70,266	3,899
*	Workday Inc. Class A	50,929	3,803
*	Synopsys Inc.	68,937	3,728
	Juniper Networks Inc.	165,599	3,724
*	VeriSign Inc.	41,890	3,622
*	ANSYS Inc.	39,816	3,613
*	Gartner Inc.	35,607	3,468
*	F5 Networks Inc.	30,434	3,465
*	Qorvo Inc.	62,271	3,441
	Seagate Technology plc	135,563	3,302
*	Splunk Inc.	59,985	3,250
*	Micron Technology Inc.	234,395	3,225

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	NetApp Inc.	130,728	3,215
	Motorola Solutions Inc.	37,505	2,474
	Garmin Ltd.	51,576	2,188
*	Twitter Inc.	127,532	2,157
*	Nuance
	Communications Inc.	125,965	1,969
	Marvell Technology
	Group Ltd.	186,698	1,779
	Computer Sciences Corp.	31,279	1,553
*	IMS Health Holdings Inc.	52,290	1,326
*	NetSuite Inc.	18,160	1,322
	CSRA Inc.	36,500	855
*	Premier Inc. Class A	20,732	678
			163,761
Telecommunications (1.2%)
*	Level 3 Communications
	Inc.	130,008	6,694
*	SBA Communications
	Corp. Class A	57,001	6,153
	Frontier Communications
	Corp.	530,009	2,618
*	Zayo Group Holdings Inc.	54,680	1,527
			16,992
Utilities (5.8%)
	WEC Energy Group Inc.	143,298	9,357
	Eversource Energy	143,956	8,623
	DTE Energy Co.	81,476	8,076
	American Water
	Works Co. Inc.	80,695	6,820
	Ameren Corp.	110,200	5,905
	CMS Energy Corp.	127,136	5,830
	ONEOK Inc.	95,381	4,526
	CenterPoint Energy Inc.	185,717	4,457
	SCANA Corp.	58,456	4,423
	Alliant Energy Corp.	103,146	4,095
	Pinnacle West Capital Corp.	50,469	4,091
	NiSource Inc.	145,949	3,871
	AES Corp.	299,102	3,733
	Entergy Corp.	40,595	3,302
*	Calpine Corp.	162,267	2,393
	Avangrid Inc.	27,916	1,286
			80,788
Total Common Stocks
(Cost $1,163,948)			1,402,925

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
[2,3] Vanguard Market
Liquidity Fund,
0.538%	4,123,327	4,123

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.486%–0.496%, 8/24/16	300	300
Total Temporary Cash Investments
(Cost $4,423)		4,423
Total Investments (100.5%)
(Cost $1,168,371)		1,407,348

		Amount
		($000)
Other Assets and Liabilities (-0.5%)
Other Assets
Investment in Vanguard		115
Receivables for Investment Securities Sold 1,313
Receivables for Accrued Income		1,425
Receivables for Capital Shares Issued		242
Other Assets		60
Total Other Assets		3,155
Liabilities
Payables for Investment
Securities Purchased		(6,652)
Collateral for Securities on Loan		(889)
Payables for Capital Shares Redeemed		(1,024)
Payables to Vanguard		(1,185)
Other Liabilities		(25)
Total Liabilities		(9,775)
Net Assets (100%)
Applicable to 71,241,916 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,400,728
Net Asset Value Per Share $19.66

At June 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,129,656
Undistributed Net Investment Income	7,237
Accumulated Net Realized Gains	24,840
Unrealized Appreciation (Depreciation)
Investment Securities	238,977
Futures Contracts	18
Net Assets	1,400,728

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $867,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.4% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $889,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2016
($000)
Investment Income
Income
Dividends	9,842
Interest[1]	7
Securities Lending	152
Total Income	10,001
Expenses
The Vanguard Group—Note B
Investment Advisory Services	129
Management and Administrative	937
Marketing and Distribution	134
Custodian Fees	37
Shareholders’ Reports	19
Total Expenses	1,256
Net Investment Income	8,745
Realized Net Gain (Loss)
Investment Securities Sold	24,309
Futures Contracts	585
Realized Net Gain (Loss)	24,894
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	12,090
Futures Contracts	18
Change in Unrealized Appreciation
(Depreciation)	12,108
Net Increase (Decrease) in Net Assets
Resulting from Operations	45,747
1 Interest income from an affiliated company of the portfolio was $6,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,745	19,073
Realized Net Gain (Loss)	24,894	94,508
Change in Unrealized Appreciation (Depreciation)	12,108	(135,451)
Net Increase (Decrease) in Net Assets Resulting from Operations	45,747	(21,870)
Distributions
Net Investment Income	(18,997)	(16,326)
Realized Capital Gain[1]	(94,466)	(73,163)
Total Distributions	(113,463)	(89,489)
Capital Share Transactions
Issued	85,420	225,446
Issued in Lieu of Cash Distributions	113,463	89,489
Redeemed	(93,829)	(203,732)
Net Increase (Decrease) from Capital Share Transactions	105,054	111,203
Total Increase (Decrease)	37,338	(156)
Net Assets
Beginning of Period	1,363,390	1,363,546
End of Period[2]	1,400,728	1,363,390
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $2,315,000, respectively. Short-term gain distributions are treated as ordinary income for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,237,000 and $17,489,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period $20.76		$22.49	$20.77	$16.13	$14.49	$14.93
Investment Operations
Net Investment Income	.128	.291	.266	.203	.205	.172
Net Realized and Unrealized Gain (Loss)
on Investments	.516	(.552)	2.446	5.262	2.071	(.462)
Total from Investment Operations	.644	(.261)	2.712	5.465	2.276	(.290)
Distributions
Dividends from Net Investment Income	(.292)	(.268)	(.200)	(.200)	(.178)	(.150)
Distributions from Realized Capital Gains	(1.452)	(1.201)	(.792)	(.625)	(.458)	—
Total Distributions	(1.744)	(1.469)	(.992)	(.825)	(.636)	(.150)
Net Asset Value, End of Period	$19.66	$20.76	$22.49	$20.77	$16.13	$14.49

Total Return	3.48%	-1.43%	13.59%	34.93%	15.82%	-2.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,401	$1,363	$1,364	$1,172	$820	$750
Ratio of Total Expenses to
Average Net Assets	0.19%	0.19%	0.24%	0.25%	0.26%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.39%	1.35%	1.29%	1.15%	1.30%	1.11%
Portfolio Turnover Rate	24%	23%	16%	35%	23%	27%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Notes to Financial Statements

Vanguard Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2016, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and for the period ended June 30, 2016, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s

Vanguard Mid-Cap Index Portfolio

default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2016, the portfolio had contributed to Vanguard capital in the amount of $115,000, representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,402,925	—	—
Temporary Cash Investments	4,123	300	—
Futures Contracts—Assets[1]	60	—	—
Total	1,407,108	300	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Mid-Cap Index Portfolio

D. At June 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	September 2016	21	3,135	18

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2016, the cost of investment securities for tax purposes was $1,168,371,000. Net unrealized appreciation of investment securities for tax purposes was $238,977,000, consisting of unrealized gains of $314,764,000 on securities that had risen in value since their purchase and $75,787,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2016, the portfolio purchased $162,884,000 of investment securities and sold $158,907,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2016	December 31, 2015
	Shares	Shares
	(000)	(000)
Issued	4,419	10,312
Issued in Lieu of Cash Distributions	6,032	4,130
Redeemed	(4,873)	(9,404)
Net Increase (Decrease) in Shares Outstanding	5,578	5,038

At June 30, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 47% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2016, that would require recognition or disclosure in these financial statements.

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	12/31/2015	6/30/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,034.82	$0.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.92	0.96

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Vanguard Mid-Cap Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

13

Vanguard® Moderate Allocation Portfolio

U.S. stocks rode a roller coaster of volatility but finished the six months ended June 30, 2016, with a return close to 4%. International stocks fared worse for U.S. investors, returning about –1%. The U.S. and international bond markets recorded price gains as falling interest rates attracted income-hungry investors.

Vanguard Moderate Allocation Portfolio returned 3.96%, in line with its benchmark (+3.87%) and ahead of the average return of peer funds (+2.85%).

Please note that the portfolio returns in Vanguard Variable Insurance Fund (VVIF) are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks waxed and waned through periods of turbulence
The Moderate Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of VVIF portfolios and Vanguard index funds. Although the exact percentages may vary, the portfolio targets an asset allocation of approximately 60% stocks and 40% bonds. Its holdings consist of VVIF Equity Index Portfolio (35%), VVIF Total Bond Market Index Portfolio (32%), Vanguard Total International Stock Index Fund (18%), Vanguard Extended Market Index Fund (7%), and Vanguard Total International Bond Index Fund (8%).

United Kingdom voters approved leaving the European Union toward the end of the half year. In reaction, global stock markets dropped sharply then rose. The markets, already jittery before the June 23 “Brexit” vote, became more volatile as investors digested the global economic implications and the likelihood of extended uncertainty while the separation process proceeds.

With a majority of its assets in U.S. markets, the portfolio benefited from the positive domestic results. U.S. stocks initially plunged on the Brexit news but then quickly reversed. Worries about its effect on trade and global economic growth seemed to diminish as expectations rose that major central banks would be responsive to any fallout.

Internationally, European stocks in particular suffered as the lead-up to the Brexit referendum and subsequent uncertainty hit closer to home. Developed Pacific markets also retreated. Emerging-market stocks were a bright spot, returning nearly 8%.

Bonds rolled to strong returns as investors weighed options
The broad U.S. bond market returned more than 5% as investors sought safe-haven assets amid questionable global economic growth, low inflation, and stock market volatility. Exceptionally low or negative yields abroad attracted foreign investors to U.S. Treasury debt. The yield of the 10-year Treasury note closed at 1.47% at the end of June, down from 2.30% at the end of December. (Bond prices and yields move in opposite directions.)

Central bank policies continued to play a major role in international bond returns. As anticipated, the European Central Bank announced more stimulus efforts, and the Bank of Japan adopted negative interest rates for certain bank deposits.

Consequently, international bond markets returned about 6% for U.S. investors when currency effects were hedged away. Counter to recent trends, a number of foreign currencies strengthened against the dollar, causing returns to be even higher in local currencies.

Total Returns
		Six Months Ended
		June 30, 2016
Vanguard Moderate Allocation Portfolio		3.96%
Moderate Allocation Composite Index[1]		3.87
Variable Insurance Mixed-Asset Target Allocation Moderate Funds Average[2]		2.85

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Allocation
	Acquired Fund Fees	Moderate
	and Expenses[3]	Funds Average[4]
Moderate Allocation Portfolio	0.16%	0.51%

1 Weighted 42% S&P Total Market Index, 32% Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 This figure—drawn from the prospectus dated April 29, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2016, the annualized acquired fund fees and expenses were 0.16%.
4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Vanguard Moderate Allocation Portfolio

Portfolio Profile
As of June 30, 2016

Total Portfolio Characteristics

Yield[1]	2.3%
Acquired Fund Fees and Expenses[2]	0.16

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	35.0%
Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	31.4
Vanguard Total International Stock
Index Fund Investor Shares	18.2
Vanguard Total International Bond
Index Fund Investor Shares	8.0
Vanguard Extended Market Index
Fund Investor Shares	7.4

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 29, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2016, the annualized acquired fund fees and expenses were 0.16%.

Vanguard Moderate Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): October 19, 2011–June 30, 2016

Average Annual Total Returns: Periods Ended June 30, 2016
			Since
Inception Date		One Year	Inception
Moderate Allocation Portfolio	10/19/2011	2.10%	8.43%

1 Six months ended June 30, 2016.
2 Weighted 42% S&P Total Market Index, 32% Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index
(USD Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.
See Financial Highlights for dividend and capital gains information.

Vanguard Moderate Allocation Portfolio

Financial Statements

Statement of Net Assets
As of June 30, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (42.4%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	2,938,207	97,167
Vanguard Extended Market Index Fund Investor Shares	319,276	20,689
		117,856
International Stock Fund (18.2%)
Vanguard Total International Stock Index Fund Investor Shares	3,534,785	50,477

U.S. Bond Fund (31.4%)
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	7,210,219	87,316

International Bond Fund (8.0%)
Vanguard Total International Bond Index Fund Investor Shares	2,001,309	22,234
Total Investments (Cost $272,446)		277,883

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Accrued Income		22
Receivables for Capital Shares Issued		123
Total Other Assets		145
Liabilities
Payables for Investment Securities Purchased		(123)
Payables for Capital Shares Redeemed		(2)
Other Liabilities		(7)
Total Liabilities		(132)
Net Assets (100%)
Applicable to 10,780,269 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		277,896
Net Asset Value Per Share		$25.78

At June 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	263,623
Undistributed Net Investment Income	4,913
Accumulated Net Realized Gains	3,923
Unrealized Appreciation (Depreciation)	5,437
Net Assets	277,896

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Statement of Operations

Six Months Ended
June 30, 2016
($000)
Investment Income
Income
Income Distributions Received	4,968
Net Investment Income—Note B	4,968
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,933
Affiliated Investment Securities Sold	1,996
Realized Net Gain (Loss)	3,929
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	1,611
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,508

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,968	4,442
Realized Net Gain (Loss)	3,929	5,741
Change in Unrealized Appreciation (Depreciation)	1,611	(11,680)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,508	(1,497)
Distributions
Net Investment Income	(4,440)	(3,364)
Realized Capital Gain[1]	(5,724)	(3,106)
Total Distributions	(10,164)	(6,470)
Capital Share Transactions
Issued	26,022	87,645
Issued in Lieu of Cash Distributions	10,164	6,470
Redeemed	(15,727)	(27,170)
Net Increase (Decrease) from Capital Share Transactions	20,459	66,945
Total Increase (Decrease)	20,803	58,978
Net Assets
Beginning of Period	257,093	198,115
End of Period[2]	277,896	257,093
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $303,000 and $169,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,913,000 and $4,385,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Financial Highlights

	Six Months					Oct. 19,
	Ended					2011[1] to
For a Share Outstanding	June 30,		Year Ended December 31,			Dec. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.80	$26.63	$25.72	$22.82	$20.47	$20.00
Investment Operations
Net Investment Income	.455	.499[2]	.521[2]	.505[2]	.487[2]	.300[2]
Capital Gain Distributions Received	.185	.282[2]	.172[2]	. 263 [2]	. 276 [2]	—
Net Realized and Unrealized Gain (Loss)
on Investments	.345	(.809)	1.066	2.612	1.657	.170
Total from Investment Operations	.985	(.028)	1.759	3.380	2.420	.470
Distributions
Dividends from Net Investment Income	(.439)	(.417)	(.370)	(.245)	(.064)	—
Distributions from Realized Capital Gains	(.566)	(.385)	(.479)	(.235)	(.006)	—
Total Distributions	(1.005)	(.802)	(.849)	(.480)	(.070)	—
Net Asset Value, End of Period	$25.78	$25.80	$26.63	$25.72	$22.82	$20.47

Total Return	3.96%	-0.16%	7.03%	15.02%	11.84%	2.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$278	$257	$198	$133	$63	$13
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.19%	0.19%	0.20%	0.20%[3]
Ratio of Net Investment Income to
Average Net Assets	2.27%	1.89%	2.00%	2.08%	2.21%	1.24%[3]
Portfolio Turnover Rate	17%	12%	9%	21%	12%	2%
The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Notes to Financial Statements

Vanguard Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012-2015), and for the period ended June 30, 2016, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each portfolio is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended June 30, 2016, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2016, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Moderate Allocation Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2016, the cost of investment securities for tax purposes was $272,446,000. Net unrealized appreciation of investment securities for tax purposes was $5,437,000, consisting of unrealized gains of $10,024,000 on securities that had risen in value since their purchase and $4,587,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2016	December 31, 2015
	Shares	Shares
	(000)	(000)
Issued	1,032	3,314
Issued in Lieu of Cash Distributions	408	246
Redeemed	(624)	(1,035)
Net Increase (Decrease) in Shares Outstanding	816	2,525

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Dec. 31,		Proceeds			June 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities	Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended
Market Index Fund	20,134	1,306	1,210	114	—	20,689
Vanguard Total International
Bond Index Fund	20,471	1,779	1,099	1,920	—	22,234
Vanguard Total International
Stock Index Fund	46,491	7,889	3,531	722	—	50,477
Vanguard Variable Insurance
Fund—Equity Index Portfolio	87,709	14,284	4,930	2,086	1,704	97,167
Vanguard Variable Insurance
Fund—Total Bond Market
Index Portfolio	82,296	14,363	11,676	126	229	87,316
Total	257,101	39,621	22,446	4,968	1,933	277,883

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2016, that would require recognition or disclosure in these financial statements.

Vanguard Moderate Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Moderate Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Moderate Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Moderate Allocation Portfolio	12/31/2015	6/30/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,039.57	$0.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.07	0.81

1 The calculations are based on the Moderate Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Moderate Allocation Portfolio’s annualized expense figure for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (182/366).

Vanguard Moderate Allocation Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Moderate Allocation Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the investment management services since the portfolio’s inception in 2011, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Money Market Portfolio

The Federal Reserve held its target for short-term interest rates between 0.25%–0.5% over the half year ended June 30, 2016. While the level is still exceptionally low, the Fed’s 0.25% rate hike last December was its first in almost a decade and marked a start to the normalizing of monetary policy.

Vanguard Money Market Portfolio’s 0.20% return reflects the environment created by the Fed’s monetary policy. This slight return nevertheless surpassed the 0.11% return of its benchmark and the 0.01% average return of its variable insurance money market fund peers. The portfolio maintained a net asset value of $1 per share during the period, as is expected but not guaranteed. On June 30, the portfolio’s 7-day SEC yield was 0.45%, up from 0.32% six months earlier.

Please note that the portfolio returns and yield of Vanguard Variable Insurance Fund Money Market Portfolio are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses. Accordingly, given the low-rate environment, it is possible that while the portfolio maintains a $1 net asset value, the value of shares of the portfolio held indirectly through either Vanguard Variable Annuity or one of the other plans that invest in the portfolio could fall below $1.

Also, as a reminder, the Securities and Exchange Commission in 2014 adopted regulatory changes governing money market funds, which fund sponsors must adopt by October 2016. A year ago, we announced plans that preserve our money market funds as a cash management option with a stable price for both individual and institutional clients.

Careful approach, low costs have benefited the portfolio
The Fed’s strategy to normalize monetary policy hinges on the health of the U.S. economy, which generally fared better over the six months than many of its international counterparts.

However, indications point to a long and gradual process. In March, the Fed scaled back its original plan for interest rate increases in 2016 as concerns grew about weaker global economic growth.

The Money Market Portfolio’s small returns have no doubt discouraged investors, many of whom have traditionally counted on such accounts for a degree of income. While delivering income is one of the portfolio’s primary objectives, it comes in third behind providing safety and liquidity. Nevertheless, the portfolio’s advisor, Vanguard Fixed Income Group, was able to add value without sacrificing safety.

Because of its low costs, the portfolio isn’t forced to reach for riskier, higher-yielding securities in an effort to maintain competitive after-cost yields. The advisor invests only in holdings from top-tier issuers (as determined by nationally recognized credit-rating services). Every investment is researched by our team of experienced credit analysts.

Yankee/foreign issues were the portfolio’s largest holding over the period and made up about 48% of assets at June 30. Because the advisor takes a conservative approach, we had no exposure to Greece or to other financial short-term debt from economically struggling nations in southern Europe. Other significant categories of holdings, at period’s end, included U.S. government obligations (about 25%), U.S. Treasury bills and notes (about 12%), U.S. certificates of deposit (about 12%), and U.S. commercial paper (about 5%).

The United Kingdom’s vote to leave the European Union, a decision known as “Brexit,” is also being monitored by the advisor. Over the six months, the portfolio’s exposure to U.K. short-term debt varied between about 2% and 3%. The advisor doesn’t expect material changes to the portfolio’s yield or performance relative to its benchmark or peers based on what happens in the United Kingdom.

Total Returns
Six Months Ended
June 30, 2016
Vanguard Money Market Portfolio (7-Day SEC Yield: 0.45%)	0.20%
Citigroup Three-Month U.S. Treasury Bill Index	0.11
Variable Insurance Money Market Funds Average[1]	0.01

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Money Market
	Portfolio	Funds Average
Money Market Portfolio	0.16%	0.19%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015. In most, if not all, cases, the expense ratios for funds in the peer group are based on net operating expenses after reimbursement and/or fee waivers by fund sponsors. In contrast, the expense ratio for Vanguard Money Market Portfolio shown in the table above does not reflect expense reductions. For the six months ended June 30, 2016, the portfolio’s annualized expense ratio was 0.16%.

Vanguard Money Market Portfolio

Portfolio Profile
As of June 30, 2016

Financial Attributes

Yield[1]	0.45%
Average Weighted Maturity	53 days
Expense Ratio[2]	0.16%

Sector Diversification[3] (% of portfolio)

Certificates of Deposit	11.5%
U.S. Commercial Paper	4.5
U.S. Government Obligations	24.6
U.S. Treasury Bills	11.7
Yankee/Foreign	47.7
Other	0.0

Distribution by Credit Quality (% of portfolio)

First Tier	100.0%

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Credit Quality. The Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody’s, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7.

1 7-day SEC yield.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the portfolio’s annualized expense ratio was 0.16%.
3 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s SEC 7-day annualized yield as of June 30, 2016, was 0.45%. This yield reflects the current earnings of the portfolio more closely than do the average annual returns. Note that the returns do not reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2005–June 30, 2016

Average Annual Total Returns: Periods Ended June 30, 2016

	Inception Date	One Year	Five Years	Ten Years
Money Market Portfolio	5/2/1991	0.29%	0.15%	1.23%

1 Six months ended June 30, 2016.
2 Derived from data provided by Lipper, a Thomson Reuters Company
See Financial Highlights for dividend information.

Vanguard Money Market Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2016

The portfolio reports a complete list of its holdings in various monthly and quarterly regulatory filings. The portfolio publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The portfolio’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the SEC on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Face					Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (36.4%)
[2]	Fannie Mae Discount Notes	0.330%	7/19/16	1,205	1,205
[2]	Fannie Mae Discount Notes	0.300%	8/3/16	21,698	21,692
[3]	Federal Home Loan Bank
	Discount Notes	0.360%–0.370%	7/13/16	5,700	5,699
[3]	Federal Home Loan Bank
	Discount Notes	0.370%	7/15/16	500	500
[3]	Federal Home Loan Bank
	Discount Notes	0.360%	7/20/16	10,000	9,998
[3]	Federal Home Loan Bank
	Discount Notes	0.350%–0.370%	7/22/16	25,629	25,624
[3]	Federal Home Loan Bank
	Discount Notes	0.330%	7/25/16	1,600	1,600
[3]	Federal Home Loan Bank
	Discount Notes	0.370%	7/27/16	6,000	5,998
[3]	Federal Home Loan Bank
	Discount Notes	0.320%	8/1/16	2,500	2,499
[3]	Federal Home Loan Bank
	Discount Notes	0.320%–0.340%	8/2/16	13,400	13,396
[3]	Federal Home Loan Bank
	Discount Notes	0.305%–0.340%	8/3/16	11,817	11,814
[3]	Federal Home Loan Bank
	Discount Notes	0.330%–0.355%	8/5/16	10,324	10,321
[3]	Federal Home Loan Bank
	Discount Notes	0.320%–0.335%	8/10/16	21,400	21,392
[3]	Federal Home Loan Bank
	Discount Notes	0.325%–0.340%	8/12/16	21,500	21,492
[3]	Federal Home Loan Bank
	Discount Notes	0.330%–0.355%	8/17/16	31,000	30,987
[3]	Federal Home Loan Bank
	Discount Notes	0.340%–0.350%	8/19/16	10,400	10,395
[3]	Federal Home Loan Bank
	Discount Notes	0.345%–0.350%	8/22/16	7,500	7,496
[3]	Federal Home Loan Bank
	Discount Notes	0.461%	10/12/16	2,300	2,297
[3]	Federal Home Loan Bank
	Discount Notes	0.501%	11/2/16	500	499
[3]	Federal Home Loan Bank
	Discount Notes	0.451%	11/4/16	5,000	4,992
[2]	Freddie Mac Discount Notes	0.340%	7/13/16	1,100	1,100
[2]	Freddie Mac Discount Notes	0.350%	7/15/16	1,365	1,365
	United States Treasury Bill	0.241%	7/14/16	8,921	8,920
	United States Treasury Bill	0.421%	8/11/16	30,000	29,986
	United States Treasury Bill	0.411%	8/18/16	25,000	24,986
	United States Treasury Bill	0.381%	11/10/16	50,000	49,930
	United States Treasury Bill	0.371%	11/17/16	25,000	24,964
[4]	United States Treasury
	Floating Rate Note	0.313%	10/31/16	14,500	14,497
[4]	United States Treasury
	Floating Rate Note	0.344%	1/31/17	24,296	24,295
	United States Treasury Note/Bond	4.875%	8/15/16	9,150	9,201
	United States Treasury Note/Bond	3.125%	10/31/16	5,000	5,045

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
	United States Treasury Note/Bond	1.000%	10/31/16	2,500	2,505
	United States Treasury Note/Bond	4.625%	11/15/16	10,000	10,156
	United States Treasury Note/Bond	3.250%	12/31/16	15,000	15,209
Total U.S. Government and Agency Obligations (Cost $432,055)					432,055
Commercial Paper (27.9%)
Bank Holding Company (0.6%)
[5]	ABN Amro Funding USA LLC	0.621%	8/18/16	2,000	1,998
[5]	ABN Amro Funding USA LLC	0.651%	8/24/16	5,000	4,995
[5]	ABN Amro Funding USA LLC	0.621%	9/12/16	500	500
					7,493
Finance—Auto (1.8%)
	American Honda Finance Corp.	0.521%	7/25/16	750	750
	American Honda Finance Corp.	0.520%	7/26/16	250	250
	American Honda Finance Corp.	0.581%	8/15/16	2,500	2,498
	American Honda Finance Corp.	0.581%	8/16/16	3,000	2,998
	American Honda Finance Corp.	0.581%	8/18/16	1,250	1,249
	American Honda Finance Corp.	0.541%	8/29/16	750	749
[5]	BMW US Capital LLC	0.511%	7/25/16	250	250
[5]	BMW US Capital LLC	0.511%	7/26/16	1,500	1,499
[5]	BMW US Capital LLC	0.511%	8/1/16	1,250	1,249
[5]	BMW US Capital LLC	0.511%	8/2/16	750	750
[5]	BMW US Capital LLC	0.511%	8/17/16	750	749
	Toyota Motor Credit Corp.	0.571%	7/1/16	2,200	2,200
	Toyota Motor Credit Corp.	0.823%	7/7/16	250	250
[4]	Toyota Motor Credit Corp.	0.709%	7/22/16	1,000	1,000
[4]	Toyota Motor Credit Corp.	0.713%	7/22/16	500	500
	Toyota Motor Credit Corp.	0.591%	8/2/16	250	250
[4]	Toyota Motor Credit Corp.	0.721%	8/18/16	1,000	1,000
[4]	Toyota Motor Credit Corp.	0.721%	8/19/16	1,000	1,000
[4]	Toyota Motor Credit Corp.	0.730%	8/25/16	1,000	1,000
	Toyota Motor Credit Corp.	0.601%	9/22/16	1,750	1,748
					21,939
Foreign Banks (13.2%)
[5]	Australia & New Zealand Banking
	Group, Ltd.	0.551%	7/25/16	3,000	2,999
[4,5] Australia & New Zealand Banking
	Group, Ltd.	0.663%	7/27/16	3,000	3,000
[5]	Australia & New Zealand Banking
	Group, Ltd.	0.551%	7/28/16	250	250
[4,5] Australia & New Zealand Banking
	Group, Ltd.	0.680%	8/3/16	1,000	1,000
[5]	Australia & New Zealand Banking
	Group, Ltd.	0.910%	8/4/16	4,000	3,997
[5]	Australia & New Zealand Banking
	Group, Ltd.	0.551%	8/9/16	5,000	4,997
[5]	Australia & New Zealand Banking
	Group, Ltd.	0.651%	10/3/16	3,000	2,995
[5]	Australia & New Zealand Banking
	Group, Ltd.	0.823%	11/3/16	2,000	1,994

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
[4,5] Australia & New Zealand Banking
	Group, Ltd.	0.947%	2/1/17	3,250	3,250
[4,5] Bank of Nova Scotia		0.797%	8/12/16	3,000	3,000
[4,5] Bank of Nova Scotia		0.847%	11/8/16	2,000	2,000
[4,5] Commonwealth Bank of Australia		0.796%	8/17/16	3,000	3,000
[5]	Commonwealth Bank of Australia	0.854%	9/14/16	2,750	2,745
[5]	Commonwealth Bank of Australia	0.844%	9/23/16	1,750	1,747
[4,5] Commonwealth Bank of Australia		0.803%	9/26/16	2,500	2,500
[4,5] Commonwealth Bank of Australia		0.819%	10/4/16	5,000	5,000
[4,5] Commonwealth Bank of Australia		0.797%	10/11/16	3,000	3,000
[4,5] Commonwealth Bank of Australia		0.829%	10/31/16	2,250	2,250
[4,5] Commonwealth Bank of Australia		0.830%	11/1/16	2,250	2,250
[4,5] Commonwealth Bank of Australia		0.956%	2/3/17	1,000	1,000
[4,5] Commonwealth Bank of Australia		1.003%	5/19/17	1,250	1,250
[4,5] Commonwealth Bank of Australia		1.010%	5/26/17	3,750	3,750
[5]	Danske Corp.	0.571%	8/18/16	2,000	1,998
[5]	Danske Corp.	0.571%	8/19/16	2,000	1,998
[5]	DNB Bank ASA	0.641%	7/18/16	5,000	4,999
	ING US Funding LLC	0.641%	8/3/16	6,000	5,996
	ING US Funding LLC	0.712%	9/6/16	2,500	2,497
	Lloyds Bank plc	0.682%	9/20/16	3,000	2,995
[5]	National Australia Bank Ltd.	0.803%	7/5/16	1,000	1,000
[5]	National Australia Bank Ltd.	0.773%	7/26/16	1,000	999
[5]	National Australia Bank Ltd.	0.854%	9/12/16	3,000	2,995
[5]	National Australia Bank Ltd.	0.823%	10/13/16	5,000	4,988
[5]	National Australia Bank Ltd.	0.844%	10/24/16	4,000	3,989
[5]	National Australia Bank Ltd.	0.934%	11/21/16	5,000	4,982
[4,5] National Australia Bank Ltd.		0.877%	3/3/17	3,000	3,000
[5]	Nordea Bank AB	0.849%	9/14/16	2,750	2,745
[5]	Nordea Bank AB	0.828%	9/20/16	2,000	1,996
[5]	Nordea Bank AB	0.828%	9/21/16	6,000	5,989
[5]	Nordea Bank AB	0.910%	11/14/16	3,000	2,990
[5]	Skandinaviska Enskilda Banken AB	0.591%	9/7/16	5,000	4,994
[5]	Sumitomo Mitsui Banking Corporation	0.661%	8/22/16	2,350	2,348
[5]	Svenska Handelsbanken AB	0.808%	7/18/16	5,000	4,998
[5]	Svenska Handelsbanken AB	0.662%	8/3/16	1,000	999
[5]	Svenska Handelsbanken AB	0.833%	11/1/16	5,000	4,986
	Swedbank AB	0.793%	7/1/16	2,500	2,500
	Swedbank AB	0.793%	7/7/16	2,500	2,500
	Swedbank AB	0.773%	7/19/16	1,000	1,000
	Swedbank AB	0.586%	9/20/16	7,000	6,991
[4,5] Westpac Banking Corp.		0.943%	1/27/17	7,000	7,000
[4,5] Westpac Banking Corp.		0.993%	5/26/17	4,250	4,250
					156,696
Foreign Governments (6.8%)
[5]	CDP Financial Inc.	0.853%	7/20/16	2,675	2,674
[5]	CDP Financial Inc.	0.571%	7/28/16	1,000	999
[5]	CDP Financial Inc.	0.571%	7/29/16	250	250
[5]	CDP Financial Inc.	0.571%–0.651%	8/2/16	10,000	9,994
[5]	CDP Financial Inc.	0.601%	9/8/16	250	250
[5]	CDP Financial Inc.	0.601%	9/12/16	250	250
[5]	CDP Financial Inc.	0.601%	9/13/16	6,000	5,993
[5]	CDP Financial Inc.	0.611%	9/14/16	1,750	1,748
[5]	CDP Financial Inc.	0.834%–0.864%	9/16/16	2,250	2,246
[5]	CDP Financial Inc.	0.722%	10/13/16	5,000	4,990
[4,6] CPPIB Capital Inc.		0.748%	7/12/16	2,250	2,250
[4,6] CPPIB Capital Inc.		0.748%	7/13/16	2,250	2,250
	Export Development Canada	0.611%	8/1/16	500	500
	Export Development Canada	0.611%	8/2/16	500	500
	Export Development Canada	0.642%	8/8/16	1,250	1,249
	Export Development Canada	0.642%	8/9/16	4,000	3,997
[5]	Ontario Teachers’ Finance Trust	0.581%	9/12/16	1,000	999
[5]	Ontario Teachers’ Finance Trust	0.874%	10/11/16	738	736
[5]	Ontario Teachers’ Finance Trust	0.884%	10/26/16	1,000	997
[5]	Ontario Teachers’ Finance Trust	0.894%	10/31/16	10,000	9,970
[5]	Ontario Teachers’ Finance Trust	0.945%	11/15/16	1,000	996
[5]	Ontario Teachers’ Finance Trust	0.995%	12/5/16	5,000	4,978
	Province of British Columbia	0.561%	7/7/16	3,805	3,805
[6]	PSP Capital Inc.	0.803%	7/5/16	750	750

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
[6]	PSP Capital Inc.	0.823%	7/20/16	750	750
[6]	PSP Capital Inc.	0.591%	8/11/16	250	250
[6]	PSP Capital Inc.	0.551%	8/18/16	750	749
[6]	PSP Capital Inc.	0.561%	9/6/16	250	250
[6]	PSP Capital Inc.	0.571%	9/8/16	250	250
[6]	PSP Capital Inc.	0.611%	9/19/16	5,000	4,993
[6]	PSP Capital Inc.	0.651%–0.661%	10/3/16	5,061	5,052
[6]	PSP Capital Inc.	0.651%	10/4/16	2,000	1,996
[5]	Quebec	0.491%	7/25/16	3,000	2,999
					80,660
Foreign Industrial (2.2%)
[5]	Nestle Capital Corp.	0.551%	8/8/16	500	500
[5]	Nestle Capital Corp.	0.561%	9/1/16	500	500
[5]	Nestle Capital Corp.	0.561%	9/6/16	500	499
	Nestle Finance International Ltd.	0.581%	8/4/16	500	500
	Nestle Finance International Ltd.	0.566%	8/12/16	500	500
	Nestle Finance International Ltd.	0.561%	9/6/16	1,000	999
[5]	Novartis Securities Investment Ltd.	0.521%	8/23/16	2,000	1,998
[5]	Novartis Securities Investment Ltd.	0.521%	8/24/16	500	500
[5]	Novartis Securities Investment Ltd.	0.521%	8/25/16	250	250
[5]	Reckitt Benckiser Treasury
	Services plc	0.551%	8/15/16	500	500
[5]	Reckitt Benckiser Treasury
	Services plc	0.551%	8/16/16	500	500
[5]	Reckitt Benckiser Treasury
	Services plc	0.651%	10/3/16	1,630	1,627
[5]	Sanofi SA	0.551%	9/13/16	2,000	1,998
[5]	Siemens Capital Co. LLC	0.601%	9/26/16	1,750	1,747
[5]	Total Capital Canada Ltd.	0.803%	7/5/16	1,250	1,250
[5]	Total Capital Canada Ltd.	0.591%	9/19/16	500	499
	Toyota Credit Canada Inc.	0.651%	10/3/16	500	499
	Toyota Credit Canada Inc.	0.905%	12/9/16	5,000	4,980
[5]	Unilever Capital Corp.	0.561%–0.621%	9/6/16	5,250	5,244
[5]	Unilever Capital Corp.	0.551%–0.631%	9/12/16	500	499
					25,589
Industrial (3.3%)
[5]	Alphabet Inc.	0.501%	7/20/16	1,000	1,000
[5]	Henkel of America Inc.	0.571%	7/18/16	250	250
[5]	Henkel of America Inc.	0.591%	8/8/16	250	250
[5]	Henkel of America Inc.	0.541%	8/22/16	750	749
[5]	Henkel of America Inc.	0.541%	8/23/16	750	749
[5]	Henkel of America Inc.	0.631%	9/6/16	9,400	9,389
[5]	Novartis Finance Corp.	0.480%	7/25/16	1,000	1,000
[5]	Novartis Finance Corp.	0.521%	8/23/16	1,000	999
[5]	Novartis Finance Corp.	0.521%	8/24/16	1,250	1,249
[5]	Pfizer Inc	0.521%	8/11/16	4,000	3,998
[5]	Pfizer Inc	0.521%	8/12/16	1,000	999
[5]	Pfizer Inc	0.541%	8/15/16	1,250	1,249
[5]	Pfizer Inc	0.541%	8/16/16	1,500	1,499
[5]	The Coca-Cola Co.	0.581%	8/10/16	750	750
[5]	The Coca-Cola Co.	0.561%	8/11/16	500	500
[5]	The Coca-Cola Co.	0.561%	8/12/16	250	250
[5]	The Coca-Cola Co.	0.753%	8/15/16	2,500	2,498
[5]	The Coca-Cola Co.	0.753%	8/16/16	2,750	2,747
[5]	The Coca-Cola Co.	0.753%	8/17/16	1,000	999
[5]	The Coca-Cola Co.	0.591%	8/26/16	2,500	2,498
[5]	The Coca-Cola Co.	0.611%	9/7/16	1,000	999
[5]	The Coca-Cola Co.	0.733%	9/14/16	5,000	4,992
					39,613
Total Commercial Paper (Cost $331,990)					331,990
Certificates of Deposit (31.7%)
Domestic Banks (9.6%)
	Citibank NA	0.580%	7/6/16	1,000	1,000
	Citibank NA	0.580%	7/7/16	1,000	1,000
	Citibank NA	0.670%	9/1/16	4,500	4,500
	Citibank NA	0.670%	9/2/16	4,500	4,500
	Citibank NA	0.600%	9/13/16	2,000	2,000

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
	Citibank NA	0.600%	9/19/16	2,000	2,000
	Citibank NA	0.630%	9/29/16	5,000	5,000
	HSBC Bank USA NA	0.840%	7/11/16	1,000	1,000
	HSBC Bank USA NA	0.850%	7/12/16	2,250	2,250
	HSBC Bank USA NA	0.840%	7/14/16	1,000	1,000
	HSBC Bank USA NA	0.830%	7/26/16	1,000	1,000
	HSBC Bank USA NA	0.840%	8/1/16	1,000	1,000
	HSBC Bank USA NA	0.845%	8/3/16	1,000	1,000
	HSBC Bank USA NA	0.840%	8/5/16	3,500	3,500
	HSBC Bank USA NA	0.840%	8/5/16	1,750	1,750
[4]	HSBC Bank USA NA	0.839%	9/2/16	5,000	5,000
[4]	HSBC Bank USA NA	0.880%	10/3/16	3,000	3,000
	HSBC Bank USA NA	0.950%	10/19/16	1,750	1,750
[4]	HSBC Bank USA NA	0.863%	11/4/16	1,000	1,000
[4]	HSBC Bank USA NA	0.865%	11/7/16	2,000	2,000
[4]	JPMorgan Chase Bank NA	0.998%	4/21/17	500	500
[4]	JPMorgan Chase Bank NA	1.019%	5/2/17	500	500
	State Street Bank & Trust Co.	0.800%	7/5/16	3,500	3,500
	State Street Bank & Trust Co.	0.800%	7/11/16	5,750	5,750
	State Street Bank & Trust Co.	0.820%	7/12/16	7,500	7,500
	State Street Bank & Trust Co.	0.800%	7/29/16	5,000	5,000
[4]	State Street Bank & Trust Co.	0.747%	8/12/16	4,000	4,000
[4]	State Street Bank & Trust Co.	0.813%	10/6/16	3,000	3,000
[4]	State Street Bank & Trust Co.	0.798%	10/18/16	3,000	3,000
[4]	State Street Bank & Trust Co.	0.801%	11/23/16	1,500	1,500
	Wells Fargo Bank NA	0.830%	7/7/16	5,000	5,000
[4]	Wells Fargo Bank NA	0.792%	8/16/16	7,000	7,000
	Wells Fargo Bank NA	0.850%	8/18/16	1,000	1,000
[4]	Wells Fargo Bank NA	0.798%	8/22/16	3,000	3,000
[4]	Wells Fargo Bank NA	0.833%	9/6/16	5,000	5,000
[4]	Wells Fargo Bank NA	0.819%	10/28/16	3,000	3,000
	Wells Fargo Bank NA	0.910%	11/10/16	2,000	2,000
[4]	Wells Fargo Bank NA	0.792%	11/16/16	3,000	3,000
[4]	Wells Fargo Bank NA	0.908%	1/11/17	1,500	1,500
[4]	Wells Fargo Bank NA	0.979%	2/1/17	4,000	4,000
					114,000
Yankee Certificates of Deposit (22.1%)
[4]	Bank of Montreal (Chicago Branch)	0.798%	7/12/16	3,000	3,000
[4]	Bank of Montreal (Chicago Branch)	0.815%	9/7/16	5,000	5,000
	Bank of Montreal (Chicago Branch)	0.590%	9/19/16	5,000	5,000
	Bank of Montreal (Chicago Branch)	0.610%	9/19/16	5,000	5,000
	Bank of Montreal (Chicago Branch)	0.850%	11/4/16	7,000	7,000
	Bank of Nova Scotia (Houston Branch)	0.840%	7/5/16	7,000	7,000
	Bank of Nova Scotia (Houston Branch)	0.870%	7/5/16	4,000	4,000
	Bank of Nova Scotia (Houston Branch)	0.810%	7/21/16	1,000	1,000
	Bank of Nova Scotia (Houston Branch)	0.850%	8/18/16	4,000	4,000
[4]	Bank of Nova Scotia (Houston Branch)	0.815%	9/7/16	5,000	5,000
	Bank of Nova Scotia (Houston Branch)	0.870%	9/21/16	5,000	5,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	0.720%	7/18/16	6,000	6,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	0.700%	8/8/16	8,000	8,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	0.720%	9/6/16	5,000	5,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	0.720%	9/16/16	5,000	5,000
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.830%	7/5/16	5,000	5,000
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.810%	7/19/16	5,000	5,000
[4]	Canadian Imperial Bank of Commerce
	(New York Branch)	0.800%	8/3/16	5,000	5,000
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.650%	10/3/16	5,000	5,000
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.930%	11/18/16	5,000	5,000
[4]	Canadian Imperial Bank of Commerce
	(New York Branch)	0.819%	12/2/16	5,000	5,000

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
[4]	Commonwealth Bank of Australia
	(New York Branch)	0.979%	2/1/17	1,000	1,000
	Credit Suisse (New York Branch)	0.900%	7/25/16	2,506	2,506
	Credit Suisse (New York Branch)	0.620%	8/2/16	5,000	5,000
	Credit Suisse (New York Branch)	0.680%	9/6/16	3,000	3,000
	Credit Suisse (New York Branch)	0.680%	9/6/16	5,000	5,000
	Lloyds Bank plc (New York Branch)	0.700%	7/12/16	1,750	1,750
	Lloyds Bank plc (New York Branch)	0.690%	8/22/16	750	750
	National Australia Bank Ltd. (New York
	Branch)	0.750%	7/26/16	250	250
	Nordea Bank Finland plc (New York
	Branch)	0.765%	7/21/16	7,000	7,000
	Nordea Bank Finland plc (New York
	Branch)	0.750%	7/25/16	2,000	2,000
	Nordea Bank Finland plc (New York
	Branch)	0.630%	9/28/16	5,500	5,500
[4]	Royal Bank of Canada (New York
	Branch)	0.830%	10/3/16	2,250	2,250
[4]	Royal Bank of Canada (New York
	Branch)	0.818%	10/18/16	4,500	4,500
[4]	Royal Bank of Canada (New York
	Branch)	0.833%	11/4/16	2,000	2,000
	Royal Bank of Canada (New York
	Branch)	0.960%	12/16/16	1,750	1,750
	Royal Bank of Canada (New York
	Branch)	0.980%	12/21/16	3,000	3,000
	Skandinaviska Enskilda Banken
	(New York Branch)	0.630%	7/18/16	5,000	5,000
	Skandinaviska Enskilda Banken
	(New York Branch)	0.590%	9/12/16	5,000	5,000
	Sumitomo Mitsui Banking Corporation
	(New York Branch)	0.600%	7/1/16	4,563	4,563
	Sumitomo Mitsui Banking Corporation
	(New York Branch)	0.620%	7/15/16	5,000	5,000
	Sumitomo Mitsui Banking Corporation
	(New York Branch)	0.640%	8/11/16	2,711	2,711
	Sumitomo Mitsui Banking Corporation
	(New York Branch)	0.640%	8/19/16	2,000	2,000
	Sumitomo Mitsui Banking Corporation
	(New York Branch)	0.680%	9/22/16	7,000	7,000
	Svenska HandelsBanken (New York
	Branch)	0.850%	9/9/16	1,000	1,000
	Svenska HandelsBanken (New York
	Branch)	0.860%	9/14/16	7,000	7,000
[4]	Svenska HandelsBanken (New York
	Branch)	0.835%	11/7/16	5,000	5,000
[4]	Svenska HandelsBanken (New York
	Branch)	0.826%	1/9/17	5,000	5,000
	Swedbank AB (New York Branch)	0.820%	10/27/16	10,000	10,000
	Toronto Dominion Bank (New York
	Branch)	0.840%	7/7/16	5,000	5,000
	Toronto Dominion Bank (New York
	Branch)	0.890%	8/15/16	5,000	5,000
	Toronto Dominion Bank (New York
	Branch)	0.900%	8/15/16	3,000	3,000
[4]	Toronto Dominion Bank (New York
	Branch)	0.801%	9/23/16	6,000	6,000
[4]	Toronto Dominion Bank (New York
	Branch)	0.835%	11/7/16	5,000	5,000
	Toronto Dominion Bank (New York
	Branch)	1.000%	11/8/16	1,800	1,801
[4]	Toronto Dominion Bank (New York
	Branch)	0.848%	12/19/16	4,000	4,000
[4]	Westpac Banking Corp. (New York
	Branch)	0.771%	9/1/16	2,000	2,000
[4]	Westpac Banking Corp. (New York
	Branch)	0.807%	9/1/16	5,000	5,000
[4]	Westpac Banking Corp. (New York
	Branch)	0.801%	9/23/16	1,000	1,000

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Westpac Banking Corp. (New York
Branch)	0.860%	9/28/16	1,000	1,000
[4] Westpac Banking Corp. (New York
Branch)	0.820%	10/3/16	5,000	5,000
Westpac Banking Corp. (New York
Branch)	0.940%	10/17/16	2,000	2,000
[4] Westpac Banking Corp. (New York
Branch)	0.915%	3/7/17	5,000	5,000
				262,331
Total Certificates of Deposit (Cost $376,331)				376,331
Other Notes (1.9%)
Bank of America NA	0.670%	7/1/16	2,000	2,000
[4] Bank of America NA	0.787%	8/1/16	3,500	3,500
Bank of America NA	0.660%	9/6/16	5,000	5,000
Bank of America NA	0.660%	9/8/16	2,000	2,000
Bank of America NA	0.640%	9/14/16	3,000	3,000
Bank of America NA	0.680%	10/4/16	2,000	2,000
Bank of America NA	0.830%	10/11/16	5,000	5,002
Total Other Notes (Cost $22,502)				22,502
Corporate Bonds (0.9%)
Finance (0.2%)
Royal Bank of Canada	2.300%	7/20/16	3,000	3,002

Industrial (0.7%)
[4] Toyota Motor Credit Corp.	0.827%	10/7/16	5,000	5,000
[4] Toyota Motor Credit Corp.	0.965%	4/24/17	3,000	3,000
				8,000
Total Corporate Bonds (Cost $11,002)				11,002
Taxable Municipal Bonds (1.3%)
[6,7] BlackRock Municipal Bond Trust TOB
VRDO	0.450%	7/1/16	285	285
[6,7] BlackRock Municipal Income
Investment Quality Trust TOB VRDO	0.450%	7/1/16	300	300
[6,7] BlackRock Municipal Income Trust II
TOB VRDO	0.450%	7/1/16	2,000	2,000
[6,7] BlackRock Municipal Income Trust
TOB VRDO	0.450%	7/1/16	1,650	1,650
[6,7] BlackRock MuniHoldings Fund II, Inc.
TOB VRDO	0.450%	7/1/16	330	330
[6,7] BlackRock MuniHoldings Fund, Inc.
TOB VRDO	0.450%	7/1/16	195	195
[6,7] BlackRock MuniHoldings Quality
Fund II, Inc. TOB VRDO	0.450%	7/1/16	1,550	1,550
[6,7] BlackRock MuniHoldings Quality
Fund II, Inc. TOB VRDO	0.450%	7/1/16	390	390
[6,7] BlackRock MuniVest Fund II, Inc.
TOB VRDO	0.450%	7/1/16	1,150	1,150
[6,7] BlackRock MuniVest Fund, Inc.
TOB VRDO	0.450%	7/1/16	1,000	1,000
[6,7] BlackRock MuniYield Investment
Quality Fund TOB VRDO	0.450%	7/1/16	380	380
[6,7] BlackRock MuniYield Investment
Quality Fund TOB VRDO	0.450%	7/1/16	1,000	1,000
[6,7] BlackRock Strategic Municipal Trust
TOB VRDO	0.450%	7/1/16	200	200
[6] Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.630%	7/7/16	145	145
[6] Massachusetts Transportation Fund
Revenue TOB VRDO	0.630%	7/7/16	100	100

Face				Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
[7] New Jersey Housing & Mortgage
Finance Agency Multi-Family Housing
Revenue	0.500%	7/7/16	4,375	4,375
[6] Seattle WA Municipal Light & Power
Revenue TOB VRDO	0.630%	7/7/16	100	100
Total Taxable Municipal Bonds (Cost $15,150)				15,150
Total Investments (100.1%) (Cost $1,189,030) 1,189,030

Amount
				($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard				100
Receivables for Accrued Income				978
Receivables for Capital Shares Issued				8,949
Other Assets				2
Total Other Assets				10,029
Liabilities
Payables for Investment Securities Purchased				(499)
Payables for Capital Shares Redeemed				(10,955)
Payables to Vanguard				(89)
Total Liabilities				(11,543)
Net Assets (100%)
Applicable to 1,187,012,467 outstanding $.001 par value shares of beneficial interest (unlimited authorization) 1,187,516
Net Asset Value per Share				$1.00

Vanguard Money Market Portfolio

At June 30, 2016, net assets consisted of:
Amount
($000)
Paid-in-Capital	1,187,412
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	104
Net Assets	1,187,516

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors At June 30, 2016, the aggregate value of these securities was $253,000,000, representing 21.3% of net assets.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the aggregate value of these securities was $30,315,000, representing 2.6% of net assets.
7 Scheduled principal and interest payments are guaranteed by bank letter of credit.
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Statement of Operations

Six Months Ended
June 30, 2016
($000)
Investment Income
Income
Interest	3,476
Total Income	3,476
Expenses
The Vanguard Group—Note B
Investment Advisory Services	16
Management and Administrative	785
Marketing and Distribution	167
Custodian Fees	11
Shareholders’ Reports	9
Total Expenses	988
Expenses Reduction—Note B	(6)
Net Expenses	982
Net Investment Income	2,494
Realized Net Gain (Loss) on
Investment Securities Sold	6
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,500

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,494	1,748
Realized Net Gain (Loss)	6	10
Net Increase (Decrease) in Net Assets Resulting from Operations	2,500	1,758
Distributions
Net Investment Income	(2,474)	(1,768)
Realized Capital Gain	—	—
Total Distributions	(2,474)	(1,768)
Capital Share Transactions (at $1.00 per share)
Issued	347,773	622,839
Issued in Lieu of Cash Distributions	2,474	1,768
Redeemed	(380,136)	(604,587)
Net Increase (Decrease) from Capital Share Transactions	(29,889)	20,020
Total Increase (Decrease)	(29,863)	20,010
Net Assets
Beginning of Period	1,217,379	1,197,369
End of Period[1]	1,187,516	1,217,379
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and ($20,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.002	.001	.001	.001	.001	.002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.002	.001	.001	.001	.001	.002
Distributions
Dividends from Net Investment Income	(.002)	(.001)	(.001)	(.001)	(.001)	(.002)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.002)	(.001)	(.001)	(.001)	(.001)	(.002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.20%	0.15%	0.10%	0.11%	0.14%	0.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,188	$1,217	$1,197	$1,308	$1,108	$1,218
Ratio of Expenses to
Average Net Assets[1]	0.16%	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to
Average Net Assets	0.40%	0.15%	0.10%	0.11%	0.14%	0.17%
The expense ratio and net investment income ratio for the current period have been annualized.
1 The ratio of total expenses to average net assets before an expense reduction was 0.16%, 0.16%, 0.16%, 0.16%, 0.16%, and 0.18%.
See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Notes to Financial Statements

Vanguard Money Market Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and for the period ended June 30, 2016, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2016, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period

Vanguard Money Market Portfolio

for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2016, the portfolio had contributed to Vanguard capital in the amount of $100,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield in order to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the period ended June 30, 2016, Vanguard’s expenses were reduced by $6,000 (an effective annual rate less than 0.01% of the portfolio’s average net assets); the portfolio is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2016, 100% of the market value of the portfolio’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. At June 30, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 65% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

E. Management has determined that no material events or transactions occurred subsequent to June 30, 2016, that would require recognition or disclosure in these financial statements.

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	12/31/2015	6/30/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,002.01	$0.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.07	0.81

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Vanguard Money Market Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Money Market Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Fixed Income Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® REIT Index Portfolio

Real estate investment trusts recorded strong gains for the six months ended June 30, 2016, as investors bid up the prices of assets with regular income. Vanguard REIT Index Portfolio returned 13.42%, within range of its target index (+13.56%) and ahead of the average return of competing funds (+11.20%).

The table below shows the returns of your portfolio and its comparative standards for the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Yield-hungry investors helped restart REIT rally
Bond yields fell and prices rose both in the U.S. bond market and in many international markets as a combination of economic trends and monetary policies exerted downward pressure on interest rates.

As a result, investors gravitated toward assets that generate regular income, including REITs, which are required to pay out at least 90% of their income as dividends to investors. Falling rates can also benefit REITs because lower capital costs can help their profit margins, particularly in a growing economy.

All subsets of the REIT market posted positive returns, most by double digits. The highest return came from industrial REITs. Although the subsector is the second-smallest in the REIT arena, it had an outsize impact with its 22% return. These REITs were helped by the expansion of warehouse and distribution centers needed to accommodate the growth in U.S. online sales.

Other outperforming subsectors included specialized (+21%), diversified (+20%), and health care REITs (+16%). Specialized REITs include storage facilities, which remain a growth business. Health care REITs were helped by the expectation that expanded insurance coverage for an aging U.S. population would continue to increase demand for health care services.

The largest subsector, retail REITs, also returned about 16% and had the largest impact on the portfolio’s overall performance. Consumer spending continued at a modest clip, and demand for commercial real estate has remained healthy; this caused vacancies to fall and rents to rise, bolstering the retail REIT market.

Subpar results were seen in three subsectors: office (+6%), residential (+5%), and hotel and resort REITs (+3%). Hotel and resort REITs have been hindered by concerns about slowing growth and increasing competition from online home-sharing services. Also, their income stream is not as stable as those of office or retail REITs.

Total Returns
Six Months Ended
June 30, 2016
Vanguard REIT Index Portfolio	13.42%
MSCI US REIT Index	13.56
Variable Insurance Real Estate Funds Average[1]	11.20

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Real Estate
	Portfolio	Funds Average
REIT Index Portfolio	0.27%	1.10%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the portfolio’s annualized expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Vanguard REIT Index Portfolio

Portfolio Profile
As of June 30, 2016

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	150	150	3,863
Median Market Cap	$11.7B	$11.7B	$53.0B
Price/Earnings Ratio	35.8x	35.8x	22.0x
Price/Book Ratio	2.6x	2.6x	2.7x
Dividend Yield[3]	3.7%	3.7%	2.1%
Return on Equity	8.1%	8.1%	16.5%
Earnings Growth Rate	18.6%	18.6%	7.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	17%	—	—
Expense Ratio[5]	0.27%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.18
Beta	1.00	0.57

Portfolio Allocation by REIT Type

Retail	24.8%
Specialized	17.3
Residential	15.3
Health Care	12.4
Office	12.1
Diversified	7.3
Industrial	5.9
Hotel & Resort	4.9

Ten Largest Holdings[6] (% of total net assets)

Simon Property
Group Inc.	Retail REITs	8.0%
Public Storage	Specialized REITs	4.5
Welltower Inc.	Health Care REITs	3.2
Equinix Inc.	Specialized REITs	3.2
Prologis Inc.	Industrial REITs	3.1
Equity Residential	Residential REITs	3.0
AvalonBay
Communities Inc.	Residential REITs	2.9
Ventas Inc.	Health Care REITs	2.9
Boston Properties Inc.	Office REITs	2.4
Realty Income Corp.	Retail REITs	2.1
Top Ten		35.3%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a portfolio). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a portfolio, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US REIT Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the annualized expense ratio was 0.27%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2005–June 30, 2016

Average Annual Total Returns: Periods Ended June 30, 2016

	Inception Date	One Year	Five Years	Ten Years
REIT Index Portfolio	2/9/1999	23.75%	12.25%	7.35%

1 Six months ended June 30, 2016.
2 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard REIT Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (99.9%)
Diversified REITs (7.3%)
VEREIT Inc.	1,153,019	11,692
WP Carey Inc.	133,343	9,257
Spirit Realty Capital Inc.	638,328	8,151
Liberty Property Trust	196,549	7,807
Forest City Realty
Trust Inc. Class A	323,262	7,212
STORE Capital Corp.	203,789	6,002
Gramercy Property Trust	562,921	5,190
Washington REIT	97,603	3,071
Empire State Realty
Trust Inc.	160,516	3,048
PS Business Parks Inc.	27,138	2,879
Lexington Realty Trust	283,176	2,863
NorthStar Realty
Finance Corp.	246,537	2,818
Cousins Properties Inc.	268,650	2,794
Select Income REIT	89,783	2,333
American Assets Trust Inc.	45,838	1,945
Global Net Lease Inc.	227,130	1,806
Investors Real Estate Trust	162,231	1,050
First Potomac Realty Trust	79,104	728
Whitestone REIT	35,576	536
One Liberty Properties Inc.	16,517	394
RAIT Financial Trust	120,623	377
Winthrop Realty Trust	40,735	358
		82,311
Health Care REITs (12.4%)
Welltower Inc.	476,640	36,306
Ventas Inc.	451,060	32,846
HCP Inc.	624,792	22,105
Omega Healthcare
Investors Inc.	252,667	8,578
Senior Housing
Properties Trust	318,698	6,639
Healthcare Trust of
America Inc. Class A	175,437	5,674
Healthcare Realty
Trust Inc.	143,899	5,035
Medical Properties
Trust Inc.	317,224	4,825
National Health
Investors Inc.	51,347	3,856
Physicians Realty Trust	176,203	3,702
Care Capital Properties Inc.	112,303	2,943
LTC Properties Inc.	50,400	2,607
Sabra Health Care REIT Inc.	87,684	1,809
New Senior Investment
Group Inc.	105,724	1,129
CareTrust REIT Inc.	77,125	1,063
Universal Health Realty
Income Trust	16,877	965
		140,082
Hotel & Resort REITs (4.9%)
Host Hotels
& Resorts Inc.	1,008,769	16,352
Hospitality Properties
Trust	202,902	5,844

		Market
		Value•
	Shares	($000)
Apple Hospitality REIT Inc.	222,379	4,183
RLJ Lodging Trust	167,660	3,596
LaSalle Hotel Properties	151,136	3,564
Sunstone Hotel
Investors Inc.	288,843	3,486
Ryman Hospitality
Properties Inc.	61,794	3,130
Pebblebrook Hotel Trust	96,519	2,534
Xenia Hotels & Resorts Inc.	149,582	2,510
DiamondRock
Hospitality Co.	270,056	2,439
Chesapeake Lodging Trust	81,045	1,884
Summit Hotel
Properties Inc.	117,147	1,551
Chatham Lodging Trust	51,876	1,140
FelCor Lodging Trust Inc.	179,723	1,120
Hersha Hospitality Trust
Class A	59,029	1,012
Ashford Hospitality
Trust Inc.	126,295	678
Ashford Hospitality
Prime Inc.	33,896	479
		55,502
Industrial REITs (5.9%)
Prologis Inc.	704,256	34,537
Duke Realty Corp.	463,975	12,370
DCT Industrial Trust Inc.	118,472	5,691
First Industrial Realty
Trust Inc.	156,849	4,363
EastGroup Properties Inc.	43,640	3,008
STAG Industrial Inc.	91,478	2,178
Rexford Industrial
Realty Inc.	86,852	1,832
Terreno Realty Corp.	58,291	1,508
Monmouth Real Estate
Investment Corp.	76,861	1,019
		66,506
Office REITs (12.1%)
Boston Properties Inc.	206,132	27,189
Vornado Realty Trust	227,832	22,810
SL Green Realty Corp.	134,383	14,308
Alexandria Real Estate
Equities Inc.	98,601	10,207
Kilroy Realty Corp.	123,899	8,213
Highwoods Properties Inc.	129,198	6,822
Douglas Emmett Inc.	188,027	6,679
* Equity Commonwealth	160,304	4,670
Piedmont Office Realty
Trust Inc. Class A	194,785	4,196
Brandywine Realty Trust	234,916	3,947
Corporate Office
Properties Trust	127,190	3,761
Paramount Group Inc.	228,315	3,639
Hudson Pacific
Properties Inc.	121,187	3,536
Columbia Property
Trust Inc.	157,852	3,378
Mack-Cali Realty Corp.	113,826	3,073

		Market
		Value•
	Shares	($000)
Government Properties
Income Trust	95,416	2,200
New York REIT Inc.	221,626	2,050
Parkway Properties Inc.	112,596	1,884
Franklin Street
Properties Corp.	121,157	1,487
Tier REIT Inc.	64,497	989
Easterly Government
Properties Inc.	42,043	829
NorthStar Realty
Europe Corp.	83,245	770
		136,637
Residential REITs (15.3%)
Equity Residential	490,031	33,753
AvalonBay
Communities Inc.	183,883	33,171
Essex Property Trust Inc.	87,806	20,028
UDR Inc.	351,609	12,981
Mid-America Apartment
Communities Inc.	101,127	10,760
Camden Property Trust	116,512	10,302
Apartment Investment
& Management Co.	210,191	9,282
American Campus
Communities Inc.	175,210	9,263
Equity LifeStyle
Properties Inc.	108,052	8,650
Sun Communities Inc.	81,489	6,245
American Homes 4 Rent
Class A	227,748	4,664
Post Properties Inc.	72,053	4,399
Education Realty Trust Inc.	83,479	3,852
Monogram Residential
Trust Inc.	212,284	2,167
Colony Starwood Homes	55,225	1,680
Silver Bay Realty Trust Corp.	46,767	797
		171,994
Retail REITs (24.7%)
Simon Property Group Inc.	415,223	90,062
Realty Income Corp.	336,136	23,314
General Growth
Properties Inc.	769,855	22,957
Kimco Realty Corp.	555,559	17,433
Federal Realty
Investment Trust	93,522	15,483
Macerich Co.	170,106	14,525
Regency Centers Corp.	131,056	10,973
National Retail
Properties Inc.	191,417	9,900
Brixmor Property
Group Inc.	289,867	7,670
DDR Corp.	416,183	7,550
Weingarten Realty
Investors	158,205	6,458
Taubman Centers Inc.	80,963	6,007
Retail Properties of
America Inc.	317,715	5,369
Tanger Factory Outlet
Centers Inc.	128,419	5,160

Vanguard REIT Index Portfolio

			Market
			Value•
		Shares	($000)
	Urban Edge Properties	133,366	3,982
	Equity One Inc.	123,267	3,967
	Acadia Realty Trust	94,250	3,348
	Kite Realty Group Trust	111,552	3,127
	Retail Opportunity
	Investments Corp.	133,689	2,897
	WP Glimcher Inc.	248,961	2,786
	CBL & Associates
	Properties Inc.	229,762	2,139
	Ramco-Gershenson
	Properties Trust	106,357	2,086
	Pennsylvania REIT	92,996	1,995
^	Seritage Growth Properties
	Class A	30,319	1,511
	Agree Realty Corp.	31,281	1,509
	Alexander’s Inc.	3,109	1,272
	Saul Centers Inc.	16,958	1,046
	Rouse Properties Inc.	55,086	1,005
	Urstadt Biddle Properties
	Inc. Class A	35,148	871
	Cedar Realty Trust Inc.	112,740	838
	Getty Realty Corp.	35,412	760
			278,000
Specialized REITs (17.3%)
	Public Storage	197,639	50,515
	Equinix Inc.	92,632	35,916
	Digital Realty Trust Inc.	200,392	21,841
	Extra Space Storage Inc.	166,470	15,405
	Iron Mountain Inc.	338,722	13,491
	Gaming and Leisure
	Properties Inc.	255,606	8,813
	CubeSmart	235,747	7,280
	EPR Properties	85,148	6,870
	Sovran Self Storage Inc.	61,094	6,410
	Corrections Corp.
	of America	156,964	5,497
	CyrusOne Inc.	94,311	5,249
	DuPont Fabros
	Technology Inc.	98,248	4,671
	CoreSite Realty Corp.	41,244	3,658
	QTS Realty Trust Inc.
	Class A	62,954	3,524
	GEO Group Inc.	99,922	3,415
	Four Corners Property
	Trust Inc.	76,592	1,577
	National Storage
	Affiliates Trust	37,860	788
			194,920
Total Real Estate Investment Trusts
(Cost $1,002,477)			1,125,952

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
[1,2] Vanguard Market
Liquidity Fund, 0.538%
(Cost $2,752)	2,752,012	2,752
Total Investments (100.2%)
(Cost $1,005,229)		1,128,704

		Amount
		($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard		86
Receivables for Accrued Income		3,723
Receivables for Capital Shares Issued		1,819
Other Assets		1
Total Other Assets		5,629
Liabilities
Payables for Investment Securities
Purchased		(5,866)
Collateral for Securities on Loan		(210)
Payables for Capital Shares Redeemed		(571)
Payables to Vanguard		(804)
Total Liabilities		(7,451)
Net Assets (100%)
Applicable to 79,876,630 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,126,882
Net Asset Value Per Share $14.11

At June 30, 2016, net assets consisted of:
		Amount
		($000)
Paid-in Capital		965,512
Undistributed Net Investment Income		15,010
Accumulated Net Realized Gains		22,885
Unrealized Appreciation (Depreciation)		123,475
Net Assets		1,126,882

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $209,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $210,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2016
($000)
Investment Income
Income
Dividends	17,463
Interest[1]	1
Securities Lending	22
Total Income	17,486
Expenses
The Vanguard Group—Note B
Investment Advisory Services	95
Management and Administrative	1,097
Marketing and Distribution	105
Custodian Fees	32
Shareholders’ Reports	14
Total Expenses	1,343
Net Investment Income	16,143
Realized Net Gain (Loss)
Capital Gain Distributions Received	3,906
Investment Securities Sold	19,112
Realized Net Gain (Loss)	23,018
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	90,143
Net Increase (Decrease) in Net Assets
Resulting from Operations	129,304
1 Interest income from an affiliated company of the portfolio was $1,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,143	26,139
Realized Net Gain (Loss)	23,018	69,224
Change in Unrealized Appreciation (Depreciation)	90,143	(76,645)
Net Increase (Decrease) in Net Assets Resulting from Operations	129,304	18,718
Distributions
Net Investment Income	(26,115)	(18,254)
Realized Capital Gain[1]	(69,291)	(34,545)
Total Distributions	(95,406)	(52,799)
Capital Share Transactions
Issued	88,571	189,377
Issued in Lieu of Cash Distributions	95,406	52,799
Redeemed	(81,409)	(227,024)
Net Increase (Decrease) from Capital Share Transactions	102,568	15,152
Total Increase (Decrease)	136,466	(18,929)
Net Assets
Beginning of Period	990,416	1,009,345
End of Period[2]	1,126,882	990,416
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $1,741,000 and $1,018,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $15,010,000 and $24,982,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.77	$14.17	$11.87	$12.12	$10.90	$10.35
Investment Operations
Net Investment Income	. 216[1]	.358	.307	.308	.264	.231
Net Realized and Unrealized Gain (Loss)
on Investments	1.494	(.032)	3.061	.002	1.594	.634
Total from Investment Operations	1.710	.326	3.368	.310	1.858	.865
Distributions
Dividends from Net Investment Income	(.375)	(.251)	(.367)	(.255)	(.233)	(.185)
Distributions from Realized Capital Gains	(.995)	(.475)	(.701)	(.305)	(.405)	(.130)
Total Distributions	(1.370)	(.726)	(1.068)	(.560)	(.638)	(.315)
Net Asset Value, End of Period	$14.11	$13.77	$14.17	$11.87	$12.12	$10.90

Total Return	13.42%	2.22%	30.11%	2.33%	17.46%	8.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,127	$990	$1,009	$655	$644	$516
Ratio of Total Expenses to
Average Net Assets	0.27%	0.27%	0.27%	0.27%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.87%[1]	2.60%	3.96%	2.50%	2.36%	2.21%
Portfolio Turnover Rate	17%	21%	11%	19%	8%	13%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $0.049 and 0.38%, respectively, resulting from a special dividend from Equity Residential in March 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Notes to Financial Statements

Vanguard REIT Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and for the period ended June 30, 2016, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2016, or at any time during the period then ended.

6. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard REIT Index Portfolio

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2016, the portfolio had contributed to Vanguard capital in the amount of $86,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2016, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2016, the cost of investment securities for tax purposes was $1,005,229,000. Net unrealized appreciation of investment securities for tax purposes was $123,475,000, consisting of unrealized gains of $194,039,000 on securities that had risen in value since their purchase and $70,564,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2016, the portfolio purchased $114,758,000 of investment securities and sold $86,171,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2016	December 31, 2015
	Shares	Shares
	(000)	(000)
Issued	6,658	13,620
Issued in Lieu of Cash Distributions	7,442	3,777
Redeemed	(6,154)	(16,709)
Net Increase (Decrease) in Shares Outstanding	7,946	688

At June 30, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 51% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2016, that would require recognition or disclosure in these financial statements.

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	12/31/2015	6/30/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,134.19	$1.43
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.52	1.36

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Vanguard REIT Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund REIT Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Short-Term Investment-Grade Portfolio

Bond yields, which had looked as though they would continue rising after the Federal Reserve’s rate hike in December, actually dropped during the half year ended June 30, 2016. The decline was more pronounced for intermediate- and long-term bonds, but short-term yields ended lower as well.

With bond yields falling, prices moved higher. The portfolio returned 3.10% for the six months, with a little more than a third of that result attributable to an increase in the market value of its holdings. The portfolio’s expense-free benchmark, the Barclays U.S. 1–5 Year Credit Bond Index, returned 3.07% and the average return for its peer group was 2.57%.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

On June 30, the portfolio’s 30-day SEC yield stood at 1.67%, down from 2.07% at the end of 2015. It’s important to note that as yields decline, the opportunity diminishes for returns to get a significant boost from price appreciation.

Holding longer-dated bonds bolstered the portfolio’s return
In early 2016, yields headed lower amid concerns about the pace of growth in China, the dampened outlook for inflation as commodity prices continued to slide, and volatility in the stock market. Toward the end of the period, the United Kingdom’s vote to leave the 28-member European Union added another layer of uncertainty. Those factors—along with the Fed’s dialing back of expectations for near-term rate hikes and exceptionally low or negative yields abroad—added to the allure of U.S. debt.

In this environment, long-dated and lower-quality bonds generally produced the largest returns.

Your portfolio’s advisor, Vanguard Fixed Income Group, had an allocation to Treasuries, asset-backed securities (typically backed by auto loans, student loans, and credit card debt), and commercial mortgage-backed securities for the liquidity and diversification they offer. Over the half year, those out-of-benchmark holdings muted the portfolio’s performance as they returned less than investment-grade bonds as a whole. The advisor’s conservative stance in terms of quality didn’t help, either. Bonds rated BBB—the lowest rung on the investment-grade ladder—performed best but were underrepresented in the portfolio.

In terms of sectors, the portfolio’s tilt toward financials and away from industrials was also a drag this time around. Financials returned less than 5%. Bonds issued by banks in particular were out of favor, as lower interest rates hurt banks’ business. And while the advisor made a good call in treading lightly in energy and in metals and mining when commodity prices were dropping, price improvements since February helped revive demand for debt in those segments. That pushed up the return from industrials to almost 9%.

More than offsetting those performance challenges for the portfolio, however, was its allocation to longer-dated bonds. At the end of the period, more than 15% of assets were invested in bonds maturing in 5–10 years. This segment of the corporate bond market returned more than double the 1–5 year segment.

Total Returns
Six Months Ended
June 30, 2016
Vanguard Short-Term Investment-Grade Portfolio	3.10%
Barclays U.S. 1–5 Year Credit Bond Index	3.07
Variable Insurance Short-Intermediate Investment Grade Debt Funds Average[1]	2.57

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Short-Intermediate
		Investment Grade Debt
	Portfolio	Funds Average
Short-Term Investment-Grade Portfolio	0.16%	0.19%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the portfolio’s annualized expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile
As of June 30, 2016

Financial Attributes
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Bonds	2,086	2,438	9,796
Yield[3]	1.7%	1.7%	1.9%
Yield to Maturity	1.7%[4]	1.7%	1.9%
Average Coupon	2.5%	3.3%	3.1%
Average Effective
Maturity	3.3 years	3.0 years	7.7 years
Average Duration	2.6 years	2.8 years	5.5 years
Expense Ratio[5]	0.16%	—	—
Short-Term Reserves	1.7%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.67
Beta	0.92	0.41

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	16.6%
1–3 Years	41.4
3–5 Years	26.2
5–7 Years	5.9
7–10 Years	9.5
10–20 Years	0.1
20–30 Years	0.2
Over 30 Years	0.1

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	21.8%
Finance	26.5
Foreign	6.9
Government Mortgage-Backed	0.2
Industrial	25.5
Treasury/Agency	15.7
Utilities	2.8
Other	0.6

Distribution by Credit Quality (% of portfolio)

U.S. Government	15.1%
Aaa	18.4
Aa	13.2
A	27.9
Baa	21.5
Ba	1.2
Other	0.4
Not Rated	2.3

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. 1–5 Year Credit Bond Index.
2 Barclays U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earlirst possible dates.
4 Before expenses.
5 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the portfolio’s annualized expense ratio was 0.16%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2005–June 30, 2016

Average Annual Total Returns: Periods Ended June 30, 2016

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Short-Term Investment-Grade Portfolio	2/8/1999	3.30%	2.36%	0.69%	3.10%	3.79%

1 Six months ended June 30, 2016.
See Financial Highlights for dividend and capital gains information.

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (15.5%)
U.S. Government Securities (15.5%)
[1] United States Treasury Inflation
Indexed Bonds	2.375%	1/15/17	22,859	27,625
United States Treasury Inflation
Indexed Bonds	0.125%	4/15/17	42,783	45,342
United States Treasury Inflation
Indexed Bonds	0.125%	4/15/21	11,567	11,967
[1] United States Treasury Inflation
Indexed Bonds	0.375%	7/15/25	17,785	18,482
United States Treasury Inflation
Indexed Bonds	0.625%	1/15/26	3,544	3,760
United States Treasury Note/Bond	0.500%	9/30/16	50	50
United States Treasury Note/Bond	0.625%	6/30/17	6,800	6,807
United States Treasury Note/Bond	0.750%	6/30/17	10,260	10,284
United States Treasury Note/Bond	1.250%	10/31/18	4,270	4,330
[2] United States Treasury Note/Bond	1.250%	11/15/18	3,300	3,347
United States Treasury Note/Bond	1.500%	12/31/18	1,800	1,837
United States Treasury Note/Bond	1.125%	1/15/19	6,800	6,878
United States Treasury Note/Bond	1.250%	1/31/19	6,000	6,090
United States Treasury Note/Bond	0.750%	2/15/19	20,100	20,141
United States Treasury Note/Bond	1.500%	2/28/19	4,600	4,699
United States Treasury Note/Bond	1.000%	3/15/19	8,300	8,371
United States Treasury Note/Bond	1.625%	3/31/19	8,500	8,715
United States Treasury Note/Bond	0.875%	4/15/19	7,200	7,235
United States Treasury Note/Bond	1.625%	4/30/19	4,500	4,616
United States Treasury Note/Bond	0.875%	6/15/19	9,000	9,045
				209,621
Conventional Mortgage-Backed Securities (0.0%)
[3,4] Fannie Mae Pool	6.000%	12/1/16	2	2
[3,4] Freddie Mac Gold Pool	6.000%	4/1/17	4	4
				6
Nonconventional Mortgage-Backed Securities (0.0%)
[3,4,5] Fannie Mae Pool	2.347%	12/1/32	9	9
[3,4,5] Fannie Mae Pool	2.435%	7/1/32	9	9
[3,4,5] Fannie Mae Pool	2.465%	9/1/32	1	1
[3,4,5] Fannie Mae Pool	2.500%	9/1/32	6	6
[3,4,5] Fannie Mae Pool	2.535%	8/1/33	113	117
[3,4,5] Fannie Mae Pool	2.551%	7/1/33	157	162
[3,4,5] Fannie Mae Pool	2.556%	6/1/33	72	75
[3,4,5] Fannie Mae Pool	2.781%	5/1/33–
		2/1/37	89	95
[3,4,5] Fannie Mae Pool	2.797%	8/1/37	14	15
[3,4,5] Fannie Mae Pool	3.028%	5/1/33	11	11
[3,4,5] Freddie Mac Non Gold Pool	2.500%	8/1/37	49	51
[3,4,5] Freddie Mac Non Gold Pool	2.504%	9/1/32	1	1
[3,4,5] Freddie Mac Non Gold Pool	2.643%	9/1/32	22	23
[3,4,5] Freddie Mac Non Gold Pool	2.711%	8/1/33	22	24
[3,4,5] Freddie Mac Non Gold Pool	2.825%	10/1/32	14	15
[3,4,5] Freddie Mac Non Gold Pool	2.836%	1/1/33	13	14
[3,4,5] Freddie Mac Non Gold Pool	3.086%	2/1/33	12	12
				640
Total U.S. Government and Agency Obligations (Cost $208,637)				210,267
Asset-Backed/Commercial Mortgage-Backed Securities (22.1%)
[3] Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	280	283
[3] Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	100	100
[3] Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,050	2,056

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,5] Ally Master Owner Trust Series 2014-1		0.912%	1/15/19	250	250
[3]	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	450	451
[3]	Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	270	270
[3,5] American Express Credit Account
	Secured Note Trust 2012-4	0.992%	5/15/20	700	700
[3,5,6] American Homes 4 Rent 2014-SFR1		1.446%	6/17/31	125	125
[3,5,6] American Homes 4 Rent 2014-SFR1		1.796%	6/17/31	110	110
[3,6] American Homes 4 Rent 2014-SFR2		3.786%	10/17/36	292	316
[3,6] American Homes 4 Rent 2014-SFR2		4.290%	10/17/36	80	87
[3,6] American Homes 4 Rent 2014-SFR3		3.678%	12/17/36	428	461
[3,6] American Homes 4 Rent 2015-SFR1		3.467%	4/17/52	372	394
[3,6] American Homes 4 Rent 2015-SFR2		3.732%	10/17/45	178	192
[3,6] American Homes 4 Rent 2015-SFR2		4.295%	10/17/45	100	109
[3,6] Americold 2010 LLC Trust Series
	2010-ARTA	4.954%	1/14/29	455	505
[3,6] Americold 2010 LLC Trust Series
	2010-ARTA	6.811%	1/14/29	275	322
[3]	AmeriCredit Automobile Receivables
	Trust 2013-1	1.570%	1/8/19	80	80
[3]	AmeriCredit Automobile Receivables
	Trust 2013-2	1.790%	3/8/19	300	301
[3]	AmeriCredit Automobile Receivables
	Trust 2013-3	2.380%	6/10/19	400	403
[3]	AmeriCredit Automobile Receivables
	Trust 2013-3	3.000%	7/8/19	500	505
[3]	AmeriCredit Automobile Receivables
	Trust 2013-4	2.720%	9/9/19	80	81
[3]	AmeriCredit Automobile Receivables
	Trust 2013-4	3.310%	10/8/19	110	112
[3]	AmeriCredit Automobile Receivables
	Trust 2013-5	2.290%	11/8/19	155	156
[3]	AmeriCredit Automobile Receivables
	Trust 2013-5	2.860%	12/9/19	175	178
[3]	AmeriCredit Automobile Receivables
	Trust 2014-1	2.150%	3/9/20	100	101
[3]	AmeriCredit Automobile Receivables
	Trust 2014-2	2.180%	6/8/20	280	282
[3]	AmeriCredit Automobile Receivables
	Trust 2015-3	1.540%	3/9/20	650	653
[3]	AmeriCredit Automobile Receivables
	Trust 2015-3	2.080%	9/8/20	170	172
[3]	AmeriCredit Automobile Receivables
	Trust 2015-3	2.730%	3/8/21	290	293
[3]	AmeriCredit Automobile Receivables
	Trust 2015-3	3.340%	8/8/21	200	205
[3]	AmeriCredit Automobile Receivables
	Trust 2016-1	1.810%	10/8/20	460	463
[3]	AmeriCredit Automobile Receivables
	Trust 2016-1	2.890%	1/10/22	280	285
[3]	AmeriCredit Automobile Receivables
	Trust 2016-1	3.590%	2/8/22	200	205
[3]	AmeriCredit Automobile Receivables
	Trust 2016-2	1.600%	11/9/20	370	372
[3]	AmeriCredit Automobile Receivables
	Trust 2016-2	2.210%	5/10/21	120	121
[3]	AmeriCredit Automobile Receivables
	Trust 2016-2	2.870%	11/8/21	130	133
[3]	AmeriCredit Automobile Receivables
	Trust 2016-2	3.650%	5/9/22	220	223
[3,6] AOA 2015-1177 Mortgage Trust		2.957%	12/13/29	280	293

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,6] Applebee’s Funding LLC/IHOP
Funding LLC 2014-1	4.277%	9/5/44	270	275
[3,6] ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	160	160
[3,6] ARL Second LLC 2014-1A	2.920%	6/15/44	503	488
[3,6] Aventura Mall Trust 2013-AVM	3.867%	12/5/32	480	519
[3,6] Avis Budget Rental Car Funding
AESOP LLC 2013-1A	1.920%	9/20/19	360	361
[3,6] Avis Budget Rental Car Funding
AESOP LLC 2013-2A	2.970%	2/20/20	500	513
[3,6] Avis Budget Rental Car Funding
AESOP LLC 2015-1A	2.500%	7/20/21	730	742
[3,6] Avis Budget Rental Car Funding
AESOP LLC 2015-2A	2.630%	12/20/21	1,010	1,026
[3,6] Avis Budget Rental Car Funding
AESOP LLC 2016-1A	2.990%	6/20/22	600	619
[3,6] Avis Budget Rental Car Funding
AESOP LLC 2016-2	2.720%	11/20/22	425	432
[3,6] BAMLL Commercial Mortgage
Securities Trust 2012-PARK	2.959%	12/10/30	125	131
[3] Banc of America Commercial
Mortgage Trust 2006-5	5.415%	9/10/47	334	335
[3] Banc of America Commercial
Mortgage Trust 2006-6	5.347%	10/10/45	499	503
[3] Banc of America Commercial
Mortgage Trust 2007-2	5.739%	4/10/49	786	795
[3] Banc of America Commercial
Mortgage Trust 2008-1	6.392%	2/10/51	1,360	1,425
[3] Banc of America Commercial
Mortgage Trust 2008-1	6.436%	2/10/51	119	124
[3] Banc of America Commercial
Mortgage Trust 2015-UBS7	3.705%	9/15/48	220	242
[3] Banc of America Commercial
Mortgage Trust 2015-UBS7	4.512%	9/15/48	65	71
[3] Banc of America Commercial
Mortgage Trust 2015-UBS7	4.512%	9/15/48	40	40
[3,7] Banc of America Funding 2006-H Trust	2.998%	9/20/46	401	322
[3] Bank of America Mortgage 2002-J
Trust	3.737%	9/25/32	1	1
[3,5,6] Bank of America Student Loan Trust
2010-1A	1.438%	2/25/43	489	481
[6] Bank of Montreal	1.750%	6/15/21	430	431
Bank of Nova Scotia	1.850%	4/14/20	460	466
Bank of Nova Scotia	1.875%	4/26/21	470	474
[3,6] Beacon Container Finance LLC
2012-1A	3.720%	9/20/27	281	275
[3,7] Bear Stearns ARM Trust 2006-4	2.802%	10/25/36	583	501
[3,7] Bear Stearns ARM Trust 2007-3	3.143%	5/25/47	481	426
[3] Bear Stearns Commercial Mortgage
Securities Trust 2006-PWR13	5.533%	9/11/41	248	248
[3] Bear Stearns Commercial Mortgage
Securities Trust 2007-PWR16	5.910%	6/11/40	417	426
[3] Bear Stearns Commercial Mortgage
Securities Trust 2007-PWR17	5.650%	6/11/50	1,869	1,935
[3,5,6] BMW Floorplan Master Owner Trust
2015-1A	0.942%	7/15/20	1,145	1,145
[3] BMW Vehicle Owner Trust 2015-2	1.550%	2/20/19	570	569
[3,5] Brazos Higher Education Authority Inc.
Series 2005-3	0.840%	6/25/26	350	337
[3,5] Brazos Higher Education Authority Inc.
Series 2011-1	1.462%	2/25/30	568	557
[3] Cabela’s Credit Card Master Note
Trust 2015-1A	2.260%	3/15/23	220	225
[3,5] Cabela’s Credit Card Master Note
Trust 2015-2	1.112%	7/17/23	600	593
[3,5] Cabela’s Credit Card Master Note
Trust 2016-1	0.998%	6/15/22	1,040	1,041
[3,6] CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	127	124
[3,6] CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	236	230
[3,6] California Republic Auto Receivables
Trust 2015-4	2.580%	6/15/21	400	411

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	California Republic Auto Receivables
	Trust 2016-2	1.560%	7/15/20	200	200
[3]	California Republic Auto Receivables
	Trust 2016-2	1.830%	12/15/21	260	261
[3]	California Republic Auto Receivables
	Trust 2016-2	2.520%	5/16/22	150	151
[3]	California Republic Auto Receivables
	Trust 2016-2	3.510%	3/15/23	70	71
[6]	Canadian Imperial Bank of Commerce	2.250%	7/21/20	530	545
[3]	Capital Auto Receivables Asset Trust
	2013-1	1.290%	4/20/18	113	113
[3]	Capital Auto Receivables Asset Trust
	2013-1	1.740%	10/22/18	130	130
[3]	Capital Auto Receivables Asset Trust
	2013-3	3.690%	2/20/19	315	321
[3]	Capital Auto Receivables Asset Trust
	2013-4	1.470%	7/20/18	545	546
[3]	Capital Auto Receivables Asset Trust
	2013-4	2.060%	10/22/18	370	371
[3]	Capital Auto Receivables Asset Trust
	2013-4	2.670%	2/20/19	330	333
[3]	Capital Auto Receivables Asset Trust
	2013-4	3.220%	5/20/19	290	293
[3]	Capital Auto Receivables Asset Trust
	2014-1	1.690%	10/22/18	300	301
[3]	Capital Auto Receivables Asset Trust
	2014-1	2.220%	1/22/19	150	151
[3]	Capital Auto Receivables Asset Trust
	2014-1	2.840%	4/22/19	100	101
[3]	Capital Auto Receivables Asset Trust
	2014-1	3.390%	7/22/19	100	102
[3]	Capital Auto Receivables Asset Trust
	2015-3	1.940%	1/21/20	530	536
[3]	Capital Auto Receivables Asset Trust
	2015-3	2.130%	5/20/20	520	524
[3]	Capital Auto Receivables Asset Trust
	2015-3	2.430%	9/21/20	150	151
[3]	Capital Auto Receivables Asset Trust
	2015-3	2.900%	12/21/20	170	172
[3,5] Capital One Multi-Asset Execution
	Trust 2014-A3	0.822%	1/18/22	935	935
[3]	Capital One Multi-asset Execution
	Trust 2015-A4	2.750%	5/15/25	1,450	1,535
[3]	Capital One Multi-asset Execution
	Trust 2015-A8	2.050%	8/15/23	370	377
[3,5] Capital One Multi-Asset Execution
	Trust 2016-A2	1.066%	2/15/24	550	552
[3]	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	85	86
[3]	Carmax Auto Owner Trust 2014-1	1.690%	8/15/19	50	50
[3]	Carmax Auto Owner Trust 2014-1	1.930%	11/15/19	100	100
[3]	Carmax Auto Owner Trust 2015-1	1.830%	7/15/20	70	71
[3]	Carmax Auto Owner Trust 2015-2	3.040%	11/15/21	140	141
[3]	Carmax Auto Owner Trust 2015-3	1.980%	2/16/21	280	284
[3]	Carmax Auto Owner Trust 2015-3	2.280%	4/15/21	107	108
[3]	Carmax Auto Owner Trust 2015-3	2.680%	6/15/21	150	152
[3]	Carmax Auto Owner Trust 2016-2	2.160%	12/15/21	120	121
[3]	Carmax Auto Owner Trust 2016-2	3.250%	11/15/22	140	141
[3]	CenterPoint Energy Transition Bond
	Co. IV LLC 2012-1	2.161%	10/15/21	700	717
[3,6] CFCRE Commercial Mortgage Trust
	2011-C2	5.823%	12/15/47	390	463
[3]	CFCRE Commercial Mortgage Trust
	2016-C4	3.283%	5/10/58	500	526
[3,5] Chase Issuance Trust 2007-C1		0.902%	4/15/19	800	798
[3,5] Chase Issuance Trust 2016-A1		0.852%	5/17/21	108	108
[3,6] Chesapeake Funding II LLC 2016-2		1.880%	6/15/28	2,190	2,196
[3]	CHL Mortgage Pass-Through Trust
	2003-HYB3	2.906%	11/19/33	29	28
[3,7] CHL Mortgage Pass-Through Trust
	2006-HYB1	2.720%	3/20/36	291	230

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,7] CHL Mortgage Pass-Through Trust
	2007-HYB2	2.910%	2/25/47	323	250
[3,6] Chrysler Capital Auto Receivables
	Trust 2013-AA	1.830%	3/15/19	100	100
[3,6] Chrysler Capital Auto Receivables
	Trust 2013-AA	2.280%	7/15/19	115	116
[3,6] Chrysler Capital Auto Receivables
	Trust 2013-AA	2.930%	8/17/20	125	125
[3,6] Chrysler Capital Auto Receivables
	Trust 2014-AA	2.280%	11/15/19	240	238
[3,6] Chrysler Capital Auto Receivables
	Trust 2014-BA	3.440%	8/16/21	10	10
[3,6] Chrysler Capital Auto Receivables
	Trust 2015-BA	2.260%	10/15/20	500	507
[3,6] Chrysler Capital Auto Receivables
	Trust 2015-BA	2.700%	12/15/20	160	161
[3,6] Chrysler Capital Auto Receivables
	Trust 2015-BA	3.260%	4/15/21	245	249
[3,6] Chrysler Capital Auto Receivables
	Trust 2015-BA	4.170%	1/16/23	375	378
[3,6] Chrysler Capital Auto Receivables
	Trust 2016-AA	2.880%	2/15/22	120	121
[3,6] Chrysler Capital Auto Receivables
	Trust 2016-AA	4.220%	1/17/23	630	635
[3,6] Cit Equipment Collateral 2013-VT1		1.130%	7/20/20	78	78
[3,5] Citibank Credit Card Issuance Trust
	2008-A7	1.823%	5/20/20	1,220	1,243
[3]	Citibank Credit Card Issuance Trust
	2014-A1	2.880%	1/23/23	70	75
[3]	Citibank Credit Card Issuance Trust
	2014-A6	2.150%	7/15/21	1,980	2,040
[3]	Citigroup Commercial Mortgage Trust
	2012-GC25	4.345%	10/10/47	170	188
[3]	Citigroup Commercial Mortgage Trust
	2012-GC8	3.024%	9/10/45	150	159
[3,6] Citigroup Commercial Mortgage Trust
	2012-GC8	3.683%	9/10/45	52	56
[3]	Citigroup Commercial Mortgage Trust
	2013-GC11	1.987%	4/10/46	90	91
[3]	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	150	158
[3]	Citigroup Commercial Mortgage Trust
	2013-GC15	3.161%	9/10/46	546	563
[3]	Citigroup Commercial Mortgage Trust
	2013-GC15	3.942%	9/10/46	200	217
[3]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.023%	3/10/47	370	412
[3]	Citigroup Commercial Mortgage Trust
	2014-GC21	3.477%	5/10/47	270	291
[3]	Citigroup Commercial Mortgage Trust
	2014-GC21	3.575%	5/10/47	155	169
[3]	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	1,150	1,269
[3]	Citigroup Commercial Mortgage Trust
	2014-GC23	3.622%	7/10/47	570	621
[3]	Citigroup Commercial Mortgage Trust
	2014-GC23	3.863%	7/10/47	310	337
[3]	Citigroup Commercial Mortgage Trust
	2014-GC23	4.175%	7/10/47	130	139
[3]	Citigroup Commercial Mortgage Trust
	2014-GC23	4.603%	7/10/47	153	156
[3]	Citigroup Commercial Mortgage Trust
	2014-GC25	3.372%	10/10/47	370	394
[3]	Citigroup Commercial Mortgage Trust
	2014-GC25	3.635%	10/10/47	1,195	1,296
[3]	Citigroup Commercial Mortgage Trust
	2015-GC27	2.944%	2/10/48	180	188
[3]	Citigroup Commercial Mortgage Trust
	2015-GC27	3.137%	2/10/48	770	809
[3]	Citigroup Commercial Mortgage Trust
	2015-GC31	3.762%	6/10/48	415	456

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	Citigroup Commercial Mortgage Trust
	2015-GC33	3.778%	9/10/58	780	858
[3]	Citigroup Commercial Mortgage Trust
	2015-GC33	4.724%	9/10/58	195	214
[3]	Citigroup Commercial Mortgage Trust
	2015-GC33	4.724%	9/10/58	100	100
[3]	Citigroup Commercial Mortgage Trust
	2016-C1	3.209%	5/10/49	380	400
[3,7] Citigroup Mortgage Loan Trust
	2007-AR8	3.053%	7/25/37	221	206
[3]	Citigroup/Deutsche Bank Commercial
	Mortgage Trust 2016-C1	3.506%	5/10/49	60	53
[3,6] CKE Restaurant Holdings Inc. 2013-1A		4.474%	3/20/43	547	553
[3,6] CLI Funding V LLC 2013-1A		2.830%	3/18/28	446	429
[3]	COBALT CMBS Commercial Mortgage
	Trust 2007-C2	5.484%	4/15/47	541	550
[3,5,6] Colony American Homes 2014-1		1.596%	5/17/31	284	282
[3,5,6] Colony American Homes 2014-1		1.796%	5/17/31	395	388
[3,5,6] Colony American Homes 2015-1		1.646%	7/17/32	269	267
[3,5,6] Colony American Homes Single-Family
	Rental Pass-Through Certificates
	2014-2	1.793%	7/17/31	350	349
[3,5,6] Colony American Homes Single-Family
	Rental Pass-Through Certificates
	2015-1	1.935%	7/17/32	20	20
[3,5,6] Colony Starwood Homes 2016-1 Trust		1.946%	7/17/33	240	240
[3,5,6] Colony Starwood Homes 2016-1 Trust		2.596%	7/17/33	105	105
[3]	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	490	495
[3]	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	667	670
[3]	COMM 2007-C9 Mortgage Trust	6.007%	12/10/49	536	552
[3]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	75	80
[3]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	100	108
[3]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	260	273
[3]	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	40	42
[3]	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	70	73
[3]	COMM 2012-CR3 Mortgage Trust	2.822%	10/15/45	505	527
[3]	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	529	542
[3]	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	250	269
[3]	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	270	302
[3]	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	1,047	1,178
[3]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	350	375
[3]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	980	1,091
[3]	COMM 2013-CCRE13 Mortgage Trust	4.909%	12/10/23	110	125
[3]	COMM 2013-CCRE13 Mortgage Trust	4.909%	12/10/23	200	212
[3,6] COMM 2013-CCRE6 Mortgage Trust		3.397%	3/10/46	70	72
[3]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	1,165	1,266
[3]	COMM 2013-CCRE9 Mortgage Trust	4.375%	7/10/45	635	719
[3,6] COMM 2013-CCRE9 Mortgage Trust		4.399%	7/10/45	250	278
[3]	COMM 2013-CR13 Mortgage Trust	4.194%	11/10/23	650	733
[3,6] COMM 2013-CR9 Mortgage Trust		4.399%	7/10/45	280	286
[3]	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	501	516
[3,6] COMM 2013-LC13 Mortgage Trust		3.774%	8/10/46	250	269
[3]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	315	355
[3,6] COMM 2013-LC13 Mortgage Trust		4.557%	8/10/46	435	491
[3]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	100	105
[3,6] COMM 2013-SFS Mortgage Trust		3.086%	4/12/35	110	116
[3,6] COMM 2014-277P Mortgage Trust		3.732%	8/10/49	910	991
[3]	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	130	140
[3]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	300	309
[3]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	390	436
[3]	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	250	280
[3]	COMM 2014-CCRE15 Mortgage Trust	4.865%	2/10/47	180	203
[3]	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	860	928
[3]	COMM 2014-CR14 Mortgage Trust	4.236%	2/10/47	240	271
[3]	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	1,130	1,256
[3]	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	650	717
[3]	COMM 2014-CR17 Mortgage Trust	4.895%	5/10/47	200	203
[3]	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	300	319
[3]	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	715	787
[3]	COMM 2014-CR20 Mortgage Trust	3.590%	11/10/47	845	918
[3]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	465	515

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3] COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	90	94
[3] COMM 2015-CR22 Mortgage Trust	3.309%	3/10/48	825	873
[3] COMM 2015-CR24 Mortgage Trust	3.445%	8/10/55	200	214
[3] COMM 2015-CR24 Mortgage Trust	3.696%	8/10/55	415	453
[3] COMM 2015-CR25 Mortgage Trust	3.759%	8/10/48	750	821
[3] COMM 2015-CR26 Mortgage Trust	3.630%	10/10/48	970	1,049
[3] COMM 2015-CR27 Mortgage Trust	3.612%	10/10/48	570	616
[3] COMM 2015-CR27 Mortgage Trust	4.621%	10/10/48	210	211
[6] Commonwealth Bank of Australia	2.000%	6/18/19	600	611
[6] Commonwealth Bank of Australia	2.125%	7/22/20	750	766
[3,6] Core Industrial Trust 2015-TEXW	3.077%	2/10/34	1,040	1,091
[3] Credit Suisse Commercial Mortgage
Trust Series 2008-C1	6.268%	2/15/41	782	825
[3] CSAIL Commercial Mortgage Trust
2015-C2	3.504%	6/15/57	1,000	1,078
[3] CSAIL Commercial Mortgage Trust
2015-C3	3.718%	8/15/48	820	890
[3] CSAIL Commercial Mortgage Trust
2015-C3	4.256%	8/15/48	220	233
[3] CSAIL Commercial Mortgage Trust
2015-C3	4.506%	8/15/48	240	237
[3] CSAIL Commercial Mortgage Trust
2015-C4	3.808%	11/15/48	738	813
[3] CSAIL Commercial Mortgage Trust
2016-C5	4.689%	11/15/48	220	214
[3,6] DB Master Finance LL 2015-1	3.262%	2/20/45	215	218
[3] Discover Card Execution Note Trust
2012-A6	1.670%	1/18/22	2,700	2,743
[3,5] Discover Card Execution Note Trust
2013-A1	0.742%	8/17/20	547	546
[3] Discover Card Execution Note Trust
2014-A4	2.120%	12/15/21	1,400	1,438
[3] Discover Card Execution Note Trust
2015-A4	2.190%	4/17/23	1,050	1,085
[3,6] Drive Auto Receivables Trust 2015-A	2.280%	6/17/19	380	381
[3,6] Drive Auto Receivables Trust 2015-A	3.060%	5/17/21	190	190
[3,6] Drive Auto Receivables Trust 2015-A	4.120%	7/15/22	140	140
[3,6] Drive Auto Receivables Trust 2015-B	1.300%	6/15/18	82	82
[3,6] Drive Auto Receivables Trust 2015-BA	2.120%	6/17/19	180	180
[3,6] Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	420	422
[3,6] Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	250	250
[3,6] Drive Auto Receivables Trust 2015-C	4.200%	9/15/21	380	382
[3,6] Drive Auto Receivables Trust 2015-CA	2.230%	9/16/19	345	345
[3,6] Drive Auto Receivables Trust 2015-CA	3.010%	5/17/21	515	516
[3,6] Drive Auto Receivables Trust 2015-DA	1.590%	12/17/18	680	680
[3,6] Drive Auto Receivables Trust 2015-DA	2.590%	12/16/19	750	753
[3,6] Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	750	759
[3,6] Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	750	755
[3,6] Drive Auto Receivables Trust 2016-AA	2.110%	5/15/19	850	854
[3,6] Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	170	175
[3,6] Drive Auto Receivables Trust 2016-B	4.530%	8/15/23	480	485
[3,6] Drive Auto Receivables Trust 2016-BA	1.670%	7/15/19	30	30
[3,6] Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	200	201
[3,6] Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	340	342
[3,5,6] Edsouth Indenture No 5 LLC 2015-1	1.246%	10/25/56	691	666
[3,6] Enterprise Fleet Financing LLC Series
2015-1	1.740%	9/20/20	140	140
[3,6] Enterprise Fleet Financing LLC Series
2015-2	2.090%	2/22/21	600	605
[3,4,5] Fannie Mae Connecticut Avenue
Securities 2015-C02	1.603%	5/25/25	80	80
[3,4,5] Fannie Mae Connecticut Avenue
Securities 2015-C02	1.653%	5/25/25	165	165
[3,4,5] Fannie Mae Connecticut Avenue
Securities 2015-C03	1.953%	7/25/25	294	295
[3,4,5] Fannie Mae Connecticut Avenue
Securities 2015-C03	1.953%	7/25/25	384	385
[3,4,5] Fannie Mae Connecticut Avenue
Securities 2015-C04	2.053%	4/25/28	466	466
[3,4,5] Fannie Mae Connecticut Avenue
Securities 2015-C04	2.153%	4/25/28	228	228

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,7] First Horizon Mortgage Pass-Through
	Trust 2006-AR3	2.100%	11/25/36	208	182
[7]	First Horizon Mortgage Pass-Through
	Trust 2006-AR4	2.731%	1/25/37	460	383
[3]	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	540	540
[3]	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	200	201
[3]	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	420	421
[3]	Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	380	377
[3]	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	310	311
[3,6] Ford Credit Auto Owner Trust 2014-1		2.260%	11/15/25	630	643
[3,6] Ford Credit Auto Owner Trust 2014-1		2.410%	11/15/25	260	262
[3,6] Ford Credit Auto Owner Trust 2014-2		2.310%	4/15/26	630	646
[3,6] Ford Credit Auto Owner Trust 2014-2		2.510%	4/15/26	140	142
[3,6] Ford Credit Auto Owner Trust 2015-1		2.120%	7/15/26	510	519
[3,6] Ford Credit Auto Owner Trust 2015-2		2.440%	1/15/27	1,500	1,545
[3]	Ford Credit Auto Owner Trust 2015-B	2.040%	10/15/20	310	313
[3]	Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	295	298
[3]	Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	135	136
[3,6] Ford Credit Auto Owner Trust 2016-1		2.310%	8/15/27	750	769
[3,6] Ford Credit Auto Owner Trust 2016-2		2.030%	12/15/27	1,790	1,800
[3]	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	170	171
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2012-2	1.920%	1/15/19	700	703
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2012-5	1.490%	9/15/19	2,722	2,734
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2012-5	1.690%	9/15/19	200	201
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2012-5	2.140%	9/15/19	200	201
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-4	2.100%	6/15/20	150	151
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-4	2.290%	6/15/20	150	152
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-4	2.790%	6/15/20	60	61
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-1	1.400%	2/15/19	200	199
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-1	2.310%	2/15/21	100	100
[3,5] Ford Credit Floorplan Master Owner
	Trust A Series 2014-2	0.942%	2/15/21	130	129
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-4	1.400%	8/15/19	1,680	1,677
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2015-2	1.980%	1/15/22	273	276
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2015-5	2.390%	8/15/22	1,850	1,897
[3,4,5] Freddie Mac Structured Agency Credit
	Risk Debt Notes 2016-DNA2	1.703%	10/25/28	246	246
[3,4,5] Freddie Mac Structured Agency Credit
	Risk Debt Notes 2016-DNA2	2.653%	10/25/28	250	251
[3,4,5] Freddie Mac Structured Agency Credit
	Risk Debt Notes 2016-DNA3	1.546%	12/25/28	250	250
[3,4,5] Freddie Mac Structured Agency Credit
	Risk Debt Notes 2016-DNA3	2.446%	12/25/28	250	251
[3,6] FRS I LLC 2013-1A		1.800%	4/15/43	84	83
[3,6] FRS I LLC 2013-1A		3.080%	4/15/43	489	490
[3]	GE Capital Credit Card Master Note
	Trust Series 2012-2	2.220%	1/15/22	2,000	2,029
[3]	GE Capital Credit Card Master Note
	Trust Series 2012-6	1.360%	8/17/20	1,560	1,558
[3,5] GE Dealer Floorplan Master Note Trust
	Series 2012-2	1.198%	4/22/19	900	902
[3,5] GE Dealer Floorplan Master Note Trust
	Series 2015-2	1.098%	1/20/22	500	498
[3,6] GM Financial Leasing Trust 2014-1A		1.760%	5/21/18	300	300
[3]	GM Financial Leasing Trust 2015-1	1.730%	6/20/19	150	150
[3]	GM Financial Leasing Trust 2015-2	2.420%	7/22/19	140	141
[3]	GM Financial Leasing Trust 2015-2	2.990%	7/22/19	120	121
[3]	GM Financial Leasing Trust 2015-3	1.690%	3/20/19	670	675
[3]	GM Financial Leasing Trust 2015-3	1.810%	11/20/19	70	70

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	GM Financial Leasing Trust 2015-3	2.320%	11/20/19	90	91
[3]	GM Financial Leasing Trust 2015-3	2.980%	11/20/19	190	191
[3]	GM Financial Leasing Trust 2015-3	3.480%	8/20/20	190	188
[3]	GM Financial Leasing Trust 2016-2	2.580%	3/20/20	150	150
[3]	GMACM Mortgage Loan Trust
	2005-AR6	3.078%	11/19/35	85	79
[3,6] GMF Floorplan Owner Revolving Trust
	2015-1	1.650%	5/15/20	1,450	1,457
[3,6] GMF Floorplan Owner Revolving Trust
	2015-1	1.970%	5/15/20	250	249
[3,5,6] GMF Floorplan Owner Revolving Trust
	2016-1	1.292%	5/17/21	1,050	1,046
[3,6] GMF Floorplan Owner Revolving Trust
	2016-1	2.410%	5/17/21	290	291
[3,6] GMF Floorplan Owner Revolving Trust
	2016-1	2.850%	5/17/21	220	221
[3,6] Golden Credit Card Trust 2012-2A		1.770%	1/15/19	1,695	1,699
[3,5,6] Golden Credit Card Trust 2015-1A		0.882%	2/15/20	1,200	1,199
[3,6] Golden Credit Card Trust 2015-2A		2.020%	4/15/22	1,345	1,367
[3,6] GRACE 2014-GRCE Mortgage Trust		3.369%	6/10/28	500	534
[3,6] Great America Leasing Receivables
	2013-1	1.160%	5/15/18	146	146
[3,6] Great America Leasing Receivables
	2015-1	2.020%	6/21/21	120	121
[3,6] GS Mortgage Securities Trust
	2010-C2	5.357%	12/10/43	100	112
[3,6] GS Mortgage Securities Trust
	2011-GC3	5.821%	3/10/44	70	77
[3,6] GS Mortgage Securities Trust
	2012-ALOHA	3.551%	4/10/34	790	857
[3,6] GS Mortgage Securities Trust
	2012-BWTR	2.954%	11/5/34	860	896
[3,6] GS Mortgage Securities Trust
	2012-GC6	4.948%	1/10/45	25	28
[3]	GS Mortgage Securities Trust
	2012-GCJ7	5.913%	5/10/45	210	230
[3]	GS Mortgage Securities Trust
	2013-GC13	4.170%	7/10/46	525	592
[3,6] GS Mortgage Securities Trust
	2013-GC13	4.203%	7/10/46	140	142
[3]	GS Mortgage Securities Trust
	2013-GC14	3.955%	8/10/46	575	641
[3]	GS Mortgage Securities Trust
	2013-GCJ12	3.135%	6/10/46	295	314
[3]	GS Mortgage Securities Trust
	2013-GCJ12	3.777%	6/10/46	200	216
[3]	GS Mortgage Securities Trust
	2013-GCJ14	2.995%	8/10/46	453	465
[3]	GS Mortgage Securities Trust
	2013-GCJ14	3.817%	8/10/46	200	215
[3]	GS Mortgage Securities Trust
	2013-GCJ14	4.243%	8/10/46	1,015	1,148
[3]	GS Mortgage Securities Trust
	2014-GC20	3.998%	4/10/47	876	975
[3]	GS Mortgage Securities Trust
	2014-GC24	3.931%	9/10/47	1,007	1,117
[3]	GS Mortgage Securities Trust
	2014-GC24	4.162%	9/10/47	380	418
[3]	GS Mortgage Securities Trust
	2014-GC24	4.641%	9/10/47	270	303
[3]	GS Mortgage Securities Trust
	2014-GC24	4.662%	9/10/47	410	421
[3]	GS Mortgage Securities Trust
	2014-GC26	3.629%	11/10/47	350	379
[3]	GS Mortgage Securities Trust
	2015-GC28	3.396%	2/10/48	290	308
[3]	GS Mortgage Securities Trust
	2015-GC30	3.382%	5/10/50	600	642
[3]	GS Mortgage Securities Trust
	2015-GC32	3.764%	7/10/48	650	715

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3] GS Mortgage Securities Trust
2015-GC32	4.549%	7/10/48	155	168
[3] GS Mortgage Securities Trust
2015-GC32	4.559%	7/10/48	70	71
[3] GS Mortgage Securities Trust
2015-GC34	3.506%	10/10/48	940	1,015
[3] GS Mortgage Securities Trust
2015-GC34	4.466%	10/10/48	310	338
[3] GS Mortgage Securities Trust
2015-GC34	4.810%	10/10/48	310	316
[6] GTP Acquisition Partners I LLC	3.482%	6/16/25	630	635
[3,6] Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	1,330	1,339
[3,6] Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	1,500	1,502
[3,6] Hertz Vehicle Financing LLC 2015-3	2.670%	9/25/21	400	410
[3,6] Hertz Vehicle Financing LLC 2016-2	2.950%	3/25/22	1,060	1,089
[3,6] Hertz Vehicle Financing LLC 2016-3	2.270%	7/25/20	570	574
[3,6] Hertz Vehicle Financing LLC 2016-4	2.650%	7/25/22	740	746
[3,6] Hilton USA Trust 2013-HLT	2.662%	11/5/30	380	382
[3,6] Hilton USA Trust 2013-HLT	3.367%	11/5/30	395	398
[3,6] Hilton USA Trust 2013-HLT	3.714%	11/5/30	180	181
[3,6] Houston Galleria Mall Trust
2015-HGLR	3.087%	3/5/37	770	804
[3,6] Hudsons Bay Simon JV Trust
2015-HB7	3.914%	8/5/34	500	534
[3,6] Hyundai Auto Lease Securitization
Trust 2014-A	1.300%	7/16/18	200	200
[3,6] Hyundai Auto Lease Securitization
Trust 2014-B	1.540%	12/17/18	250	250
[3,6] Hyundai Auto Lease Securitization
Trust 2015-A	1.650%	8/15/19	370	371
[3,6] Hyundai Auto Lease Securitization
Trust 2015-A	2.070%	11/15/19	500	502
[3,6] Hyundai Auto Lease Securitization
Trust 2015-B	2.210%	5/15/20	375	378
[3,6] Hyundai Auto Lease Securitization
Trust 2016-A	1.800%	12/16/19	380	382
[3] Hyundai Auto Receivables Trust
2012-B	1.950%	10/15/18	200	200
[3] Hyundai Auto Receivables Trust
2013-B	2.480%	9/16/19	250	253
[3] Hyundai Auto Receivables Trust
2013-C	2.480%	3/15/19	150	151
[3] Hyundai Auto Receivables Trust
2013-C	3.090%	1/15/20	130	132
[3] Hyundai Auto Receivables Trust
2014-A	2.020%	8/15/19	200	200
[3] Hyundai Auto Receivables Trust
2014-A	2.530%	7/15/20	140	140
[3] Hyundai Auto Receivables Trust
2014-B	2.100%	11/15/19	250	250
[3] Hyundai Auto Receivables Trust
2015-C	2.150%	11/15/21	90	91
[3] Hyundai Auto Receivables Trust
2015-C	2.550%	11/15/21	210	215
[3,6] Hyundai Floorplan Master Owner Trust
Series 2016-1A	1.810%	3/15/21	390	392
[3,6] Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	385	352
[5] Illinois Student Assistance
Commission Series 2010-1	1.688%	4/25/22	264	264
[3,5,6] Invitation Homes 2014-SFR1 Trust	1.946%	6/17/31	730	728
[3,5,6] Invitation Homes 2014-SFR2 Trust	1.546%	9/17/31	284	281
[3,5,6] Invitation Homes 2014-SFR2 Trust	2.046%	9/17/31	220	218
[3,5,6] Invitation Homes 2015-SFR2 Trust	1.797%	6/17/32	196	195
[3,5,6] Invitation Homes 2015-SFR2 Trust	2.097%	6/17/32	70	69
[3,5,6] Invitation Homes 2015-SFR3 Trust	2.196%	8/17/32	80	79
[3,6] Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	350	372
[3] John Deere Owner Trust 2015-B	1.780%	6/15/22	90	91
[3] JP Morgan Chase Commercial
Mortgage Securities Trust 2007-C1	5.716%	2/15/51	105	107

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.746%	2/12/51	923	955
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP10	5.439%	1/15/49	786	799
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP12	5.850%	2/15/51	636	656
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C1	4.608%	6/15/43	117	127
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	3.616%	11/15/43	75	77
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	4.070%	11/15/43	70	75
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.743%	11/15/43	170	180
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.743%	11/15/43	150	163
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	4.388%	2/15/46	440	458
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	4.717%	2/15/46	625	694
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	5.360%	2/15/46	70	76
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C5	5.494%	8/15/46	100	115
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C6	3.507%	5/15/45	420	455
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	2.829%	10/15/45	440	460
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	3.424%	10/15/45	100	105
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-CIBX	4.271%	6/15/45	650	717
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	150	157
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-LC9	2.840%	12/15/47	950	993
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C13	3.994%	1/15/46	340	379
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C13	4.189%	1/15/46	170	171
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	3.674%	12/15/46	280	304
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	3.881%	12/15/46	30	33
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.166%	12/15/46	300	338
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.517%	12/15/46	400	449
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	5.076%	12/15/46	550	611
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	5.140%	12/15/46	270	289
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	1.855%	4/15/46	81	82
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	345	362
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	420	459
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.161%	7/15/45	180	197
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	360	392
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.133%	8/15/46	230	259
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	258	266
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	100	109

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	800	901
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.927%	11/15/45	430	485
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	5.212%	11/15/45	340	366
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C17	4.199%	1/15/47	485	548
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.079%	2/15/47	760	851
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.439%	2/15/47	300	334
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.974%	2/15/47	300	341
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.974%	2/15/47	150	158
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.428%	8/15/47	220	236
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.639%	11/15/47	300	327
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.494%	1/15/48	1,030	1,111
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	3.179%	2/15/48	190	200
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.551%	7/15/48	580	630
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.559%	7/15/48	210	227
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.822%	7/15/48	1,010	1,113
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	4.226%	7/15/48	385	428
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C31	3.801%	8/15/48	270	297
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C32	3.598%	11/15/48	370	402
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C33	3.562%	12/15/48	145	157
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C33	3.770%	12/15/48	850	935
[3,6] Ladder Capital Commercial Mortgage
	2013-GCP Mortgage Trust	3.388%	5/15/31	450	477
[3,5,6] Lanark Master Issuer plc 2013-1A		1.154%	12/22/54	261	261
[3]	LB-UBS Commercial Mortgage Trust
	2006-C6	5.342%	9/15/39	363	363
[3]	LB-UBS Commercial Mortgage Trust
	2006-C7	5.347%	11/15/38	148	149
[3]	LB-UBS Commercial Mortgage Trust
	2007-C2	5.387%	2/15/40	568	577
[3]	LB-UBS Commercial Mortgage Trust
	2007-C7	5.866%	9/15/45	729	759
[3,6] Madison Avenue Trust 2013-650M		3.843%	10/12/32	295	319
[3,6] Master Credit Card Trust 2013-3A		2.280%	1/22/18	100	100
[3]	MASTR Adjustable Rate Mortgages
	Trust 2004-3	2.647%	4/25/34	25	23
[3,5] MBNA Credit Card Master Note
	Trust 2004-A3	0.702%	8/16/21	2,205	2,194
[3]	Mercedes-Benz Auto Lease Trust
	2015-B	1.530%	5/17/21	550	553
[3]	Mercedes-Benz Auto Receivables
	Trust 2015-1	1.750%	12/15/21	520	528
[3,5,6] Mercedes-Benz Master Owner Trust
	2015-B	0.822%	4/15/20	250	250
[3]	Merrill Lynch Mortgage Investors Trust
	MLMI Series 2003-A2	2.407%	2/25/33	48	45
[3]	Merrill Lynch Mortgage Investors Trust
	MLMI Series 2003-A4	3.125%	7/25/33	14	14
[3]	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	188	195
[3,6] Miramax LLC 2014-1A		3.340%	7/20/26	85	85
[3]	ML-CFC Commercial Mortgage Trust
	2007-6	5.331%	3/12/51	116	116

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,6] MMAF Equipment Finance LLC
	2011-A	2.100%	7/15/17	5	5
[3,6] MMAF Equipment Finance LLC
	2011-A	3.040%	8/15/28	700	706
[3,6] MMAF Equipment Finance LLC
	2012-A	1.980%	6/10/32	370	374
[3,6] MMAF Equipment Finance LLC
	2015-AA	2.490%	2/19/36	800	824
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	500	530
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.792%	8/15/45	50	54
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C6	2.858%	11/15/45	140	146
[3,6] Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-CKSV	3.277%	10/15/30	815	844
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C10	4.219%	7/15/46	650	728
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C10	4.219%	7/15/46	70	72
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	3.085%	8/15/46	203	207
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	3.960%	8/15/46	270	301
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.360%	8/15/46	1,080	1,225
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.824%	10/15/46	190	207
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	4.259%	10/15/46	80	91
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C13	4.039%	11/15/46	200	223
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	130	136
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	60	63
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	595	628
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.064%	2/15/47	450	505
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.384%	2/15/47	450	501
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C15	4.051%	4/15/47	575	643
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C15	5.058%	4/15/47	50	52
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.892%	6/15/47	895	988
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.094%	6/15/47	230	252
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.482%	6/15/47	300	332
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.915%	6/15/47	300	312
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C17	3.741%	8/15/47	620	681
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C17	4.011%	8/15/47	130	141
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	3.923%	10/15/47	450	499
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.326%	12/15/47	310	328
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.526%	12/15/47	180	196
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.069%	2/15/48	175	183
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.249%	2/15/48	325	344
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.306%	4/15/48	845	886

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.719%	7/15/50	880	964
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C24	3.479%	5/15/48	420	452
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C24	3.732%	5/15/48	715	785
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.383%	10/15/48	410	436
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.635%	10/15/48	505	551
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C29	3.325%	5/15/49	140	149
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C29	4.912%	5/15/49	40	40
[3]	Morgan Stanley Capital I Trust
	2006-IQ12	5.319%	12/15/43	233	234
[3]	Morgan Stanley Capital I Trust
	2007-IQ15	6.102%	6/11/49	624	647
[3]	Morgan Stanley Capital I Trust
	2007-IQ16	5.688%	12/12/49	1,046	1,084
[3]	Morgan Stanley Capital I Trust
	2012-C4	3.244%	3/15/45	380	403
[3]	Morgan Stanley Capital I Trust
	2012-C4	3.773%	3/15/45	60	65
[3,6] Morgan Stanley Capital I Trust
	2012-STAR	3.201%	8/5/34	405	429
[3,6] Morgan Stanley Capital I Trust
	2014-150E	3.912%	9/9/32	675	738
[3,6] Morgan Stanley Capital I Trust
	2014-CPT	3.350%	7/13/29	600	639
[3,6] Morgan Stanley Capital I Trust
	2015-420	3.727%	10/11/50	760	806
[3]	Morgan Stanley Capital I Trust
	2015-UBS8	3.809%	12/15/48	621	686
[3]	Morgan Stanley Capital I Trust
	2015-UBS8	4.744%	12/15/48	350	350
[3]	Morgan Stanley Mortgage Loan Trust
	2006-8AR	2.546%	6/25/36	196	172
[6]	National Australia Bank Ltd.	2.250%	3/16/21	245	251
[3,5] Navient Student Loan Trust 2015-3		1.103%	6/26/56	560	534
[3,5,6] Navient Student Loan Trust 2016-3		1.457%	6/25/65	200	199
[3,5] New Mexico Educational Assistance
	Foundation 2013-1	1.157%	1/2/25	426	420
[3,6] NextGear Floorplan Master Owner
	Trust 2016-1A	2.740%	4/15/21	370	373
[3]	Nissan Auto Lease Trust 2015-A	1.580%	5/17/21	130	131
[3]	Nissan Auto Receivables 2015-B
	Owner Trust	1.790%	1/17/22	190	193
[3]	Nissan Master Owner Trust
	Receivables Series 2015-A	1.440%	1/15/20	160	161
[5]	North Carolina State Education
	Assistance Authority 2011-1	1.538%	1/26/26	302	302
[3,6] OBP Depositor LLC Trust 2010-OBP		4.646%	7/15/45	225	248
[3,6] Palisades Center Trust 2016-PLSD		2.713%	4/13/33	200	203
[3,5,6] PFS Financing Corp. 2014-AA		1.042%	2/15/19	100	100
[3,5,6] PFS Financing Corp. 2015-AA		1.062%	4/15/20	250	248
[3,6] Porsche Innovative Lease Owner
	Trust 2015-1	1.430%	5/21/21	340	340
[3,5,6] Progress Residential 2015-SFR1 Trust		2.296%	2/17/32	20	20
[3,6] Progress Residential 2015-SFR2 Trust		2.740%	6/12/32	179	182
[3,6] Progress Residential 2015-SFR3 Trust		3.067%	11/12/32	619	636
[3,6] Progress Residential 2015-SFR3 Trust		3.733%	11/12/32	230	237
[3,5,6] Resimac MBS Trust 2014-1A		1.356%	12/12/45	412	410
[3,5,6] Resimac MBS Trust 2016-1A		1.835%	10/10/47	1,520	1,521
[3,7] RFMSI Series 2006-SA2 Trust		3.941%	8/25/36	461	393
[3,7] RFMSI Series 2006-SA3 Trust		3.856%	9/25/36	149	122
	Royal Bank of Canada	2.200%	9/23/19	592	607
	Royal Bank of Canada	2.100%	10/14/20	950	971
[3]	Royal Bank of Canada	1.875%	2/5/21	600	608
	Royal Bank of Canada	2.300%	3/22/21	545	561

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3] Santander Drive Auto Receivables
Trust 2013-2	1.950%	3/15/19	507	509
[3] Santander Drive Auto Receivables
Trust 2013-5	1.550%	10/15/18	67	67
[3] Santander Drive Auto Receivables
Trust 2015-3	1.490%	6/17/19	65	65
[3] Santander Drive Auto Receivables
Trust 2015-3	3.490%	5/17/21	355	365
[3] Santander Drive Auto Receivables
Trust 2015-4	1.580%	9/16/19	100	100
[3] Santander Drive Auto Receivables
Trust 2015-4	2.260%	6/15/20	600	605
[3] Santander Drive Auto Receivables
Trust 2015-4	2.970%	3/15/21	600	612
[3] Santander Drive Auto Receivables
Trust 2016-1	2.470%	12/15/20	720	723
[3] Santander Drive Auto Receivables
Trust 2016-2	2.080%	2/16/21	170	171
[3] Santander Drive Auto Receivables
Trust 2016-2	2.660%	11/15/21	110	111
[3] Santander Drive Auto Receivables
Trust 2016-2	3.390%	4/15/22	100	102
[6] SBA Tower Trust	3.156%	10/15/20	270	276
[3,5,6] Silver Bay Realty 2014-1 Trust	1.446%	9/17/31	255	251
[3,5,6] Silver Bay Realty 2014-1 Trust	1.896%	9/17/31	160	157
[3,5] SLM Student Loan Trust 2005-5	0.738%	4/25/25	783	774
[3,5] SLM Student Loan Trust 2005-9	0.758%	1/27/25	194	194
[3,6] SLM Student Loan Trust 2014-A	2.590%	1/15/26	100	100
[3,6] SLMAPRVT Student Loan Trust 2013-1	2.500%	3/15/47	200	195
[3,6] SLMAPRVT Student Loan Trust 2013-B	3.000%	5/16/44	300	296
[3,6] SLMAPRVT Student Loan Trust 2013-C	3.500%	6/15/44	140	142
[3,6] SLMAPRVT Student Loan Trust 2014-A	3.500%	11/15/44	100	98
[3,6] SLMPRVT Student Loan Trust 2011-A	4.370%	4/17/28	298	306
[3,6] SLMPRVT Student Loan Trust 2011-B	3.740%	2/15/29	1,400	1,432
[3,6] SLMPRVT Student Loan Trust 2011-C	4.540%	10/17/44	568	593
[3,6] SLMPRVT Student Loan Trust 2012-B	3.480%	10/15/30	344	350
[3,5,6] SLMPRVT Student Loan Trust 2012-E	1.192%	10/16/23	89	89
[3,5,6] SLMPRVT Student Loan Trust 2013-1	1.492%	5/17/27	600	599
[3,6] SLMPRVT Student Loan Trust 2013-B	1.850%	6/17/30	250	250
[3] SMART ABS Series 2012-4US Trust	1.250%	8/14/18	164	163
[3] SMART ABS Series 2013-1US Trust	1.050%	10/14/18	259	259
[3,6] SMB Private Education Loan Trust
2016-A	2.700%	5/15/31	345	350
[3,6] SoFi Professional Loan Program SOFI
2016-BX	2.740%	10/25/32	240	244
[3,6] SpareBank 1 Boligkreditt AS	1.750%	11/15/20	560	566
[6] Stadshypotek AB	1.750%	4/9/20	873	882
[3,5,6] SWAY Residential 2014-1 Trust	1.746%	1/17/32	396	394
[3] Synchrony Credit Card Master Note
Trust 2015-1	2.370%	3/15/23	360	372
[3] Synchrony Credit Card Master Note
Trust 2015-3	2.380%	9/15/23	1,340	1,379
[3] Synchrony Credit Card Master Note
Trust 2016-1	2.390%	3/15/22	1,170	1,183
[3,6] Taco Bell Funding LLC 2016-1	3.832%	5/25/46	220	223
[3,6] Taco Bell Funding LLC 2016-1	4.377%	5/25/46	210	214
[3,6] Taco Bell Funding LLC 2016-1	4.970%	5/25/46	330	340
[3,6] Tidewater Auto Receivables Trust
2014-AA	1.400%	7/15/18	3	3
[3,6] Tidewater Auto Receivables Trust
2016-AA	2.300%	9/15/19	390	390
[3,6] TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	540	586
[6] Toronto-Dominion Bank	1.950%	4/2/20	865	879
[6] Toronto-Dominion Bank	2.250%	3/15/21	730	749
[3,5,6] Trade MAPS 1 Ltd. 2013-1A	1.145%	12/10/18	950	947
[3,5,6] Trade MAPS 1 Ltd. 2013-1A	1.695%	12/10/18	135	134
[3,5,6] Trade MAPS 1 Ltd. 2013-1A	2.695%	12/10/18	75	74
[3,5,6] Trafigura Securitisation Finance plc
2014-1A	1.392%	10/15/18	510	505
[3,5,6] Trillium Credit Card Trust II 2016-1A	1.185%	5/26/21	3,050	3,051

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	UBS Commercial Mortgage Trust
	2012-C1	4.171%	5/10/45	30	33
[3,6] UBS-BAMLL Trust 2012-WRM		3.663%	6/10/30	595	639
[3]	UBS-Barclays Commercial Mortgage
	Trust 2012-C4	2.850%	12/10/45	220	230
[3,6] VNO 2012-6AVE Mortgage Trust		2.996%	11/15/30	290	305
[3,6] VNO 2013-PENN Mortgage Trust		3.808%	12/13/29	270	289
[3,6] VNO 2013-PENN Mortgage Trust		3.947%	12/13/29	80	86
[3,6] VNO 2013-PENN Mortgage Trust		3.947%	12/13/29	60	61
[3,6] Volkswagen Credit Auto Master Owner
	Trust 2014-1A	1.400%	7/22/19	1,210	1,195
[3,6] Volvo Financial Equipment LLC Series
	2015-1A	1.910%	1/15/20	220	221
[3,6] Volvo Financial Equipment LLC Series
	2016-1A	1.890%	9/15/20	230	232
[3]	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C28	5.572%	10/15/48	800	802
[3]	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C29	5.297%	11/15/48	734	741
[3]	WaMu Mortgage Pass-Through
	Certificates Series 2002-AR18	2.761%	1/25/33	11	11
[3]	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR7	2.482%	8/25/33	17	17
[3]	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR9	2.514%	9/25/33	22	22
[3]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	705	740
[3]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	3.539%	10/15/45	40	43
[3]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	3.928%	7/15/46	185	202
[3]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.218%	7/15/46	755	849
[3]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.433%	7/15/46	110	122
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.477%	8/15/50	500	534
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	1,100	1,207
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.020%	8/15/50	200	219
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.322%	8/15/50	350	386
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.458%	8/15/50	220	224
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.244%	12/15/47	690	731
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.405%	12/15/47	60	64
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	2.991%	2/15/48	290	301
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.166%	2/15/48	365	384
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.190%	2/15/48	290	306
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.278%	2/15/48	170	180
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.451%	2/15/48	670	718
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.400%	6/15/48	100	107
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.637%	6/15/48	990	1,068
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	4.366%	6/15/48	270	264
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	3.411%	9/15/58	750	805
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	3.664%	9/15/58	420	459
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	4.067%	9/15/58	350	378

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	4.646%	9/15/58	270	272
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.839%	9/15/58	790	873
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.207%	9/15/58	275	300
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.690%	9/15/58	80	89
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.690%	9/15/58	315	318
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-SG1	3.556%	12/15/47	190	204
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-SG1	3.789%	12/15/47	600	659
[3]	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.560%	1/15/59	640	692
[3,7] Wells Fargo Mortgage Backed
	Securities 2006-AR14 Trust	2.751%	10/25/36	367	336
[3,6] Wendys Funding LLC 2015-1		3.371%	6/15/45	278	279
[3,6] Wendys Funding LLC 2015-1		4.080%	6/15/45	397	409
[3,6] Wendys Funding LLC 2015-1A		4.497%	6/15/45	149	149
[6]	Westpac Banking Corp.	2.000%	3/3/20	960	977
[6]	Westpac Banking Corp.	2.250%	11/9/20	615	630
[6]	Westpac Banking Corp.	2.100%	2/25/21	305	311
[3,6] WFLD 2014-MONT Mortgage Trust		3.880%	8/10/31	960	1,038
[3,6] WFRBS Commercial Mortgage Trust
	2011-C3	4.375%	3/15/44	270	300
[3]	WFRBS Commercial Mortgage Trust
	2012-C10	2.875%	12/15/45	265	278
[3]	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	270	292
[3]	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	135	148
[3]	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	100	106
[3]	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	570	598
[3]	WFRBS Commercial Mortgage Trust
	2012-C9	3.388%	11/15/45	70	74
[3]	WFRBS Commercial Mortgage Trust
	2013-C13	3.345%	5/15/45	50	52
[3]	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	480	518
[3]	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	65	73
[3]	WFRBS Commercial Mortgage Trust
	2013-C16	4.415%	9/15/46	350	399
[3]	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	85	91
[3]	WFRBS Commercial Mortgage Trust
	2013-C17	4.023%	12/15/46	230	257
[3]	WFRBS Commercial Mortgage Trust
	2013-C18	3.676%	12/15/46	160	173
[3]	WFRBS Commercial Mortgage Trust
	2013-C18	4.162%	12/15/46	605	680
[3]	WFRBS Commercial Mortgage Trust
	2013-C18	4.822%	12/15/46	140	158
[3]	WFRBS Commercial Mortgage Trust
	2014-C14	3.766%	3/15/47	30	33
[3]	WFRBS Commercial Mortgage Trust
	2014-C19	4.101%	3/15/47	480	537
[3]	WFRBS Commercial Mortgage Trust
	2014-C20	3.638%	5/15/47	503	541
[3]	WFRBS Commercial Mortgage Trust
	2014-C20	3.995%	5/15/47	925	1,028
[3]	WFRBS Commercial Mortgage Trust
	2014-C20	4.378%	5/15/47	280	301
[3]	WFRBS Commercial Mortgage Trust
	2014-C20	4.513%	5/15/47	90	91
[3]	WFRBS Commercial Mortgage Trust
	2014-C21	3.678%	8/15/47	935	1,020

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	WFRBS Commercial Mortgage Trust
	2014-C21	3.891%	8/15/47	170	187
[3]	WFRBS Commercial Mortgage Trust
	2014-C21	4.234%	8/15/47	300	300
[3]	WFRBS Commercial Mortgage Trust
	2014-C23	3.917%	10/15/57	290	321
[3]	WFRBS Commercial Mortgage Trust
	2014-C24	3.607%	11/15/47	385	418
[3]	WFRBS Commercial Mortgage Trust
	2014-LC14	3.522%	3/15/47	35	37
[3]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	940	1,047
[3]	World Financial Network Credit Card
	Master Note Trust Series 2013-A	1.610%	12/15/21	470	473
[3,5] World Financial Network Credit Card
	Master Note Trust Series 2015-A	0.922%	2/15/22	510	510
[3]	World Omni Automobile Lease
	Securitization Trust 2015-A	1.730%	12/15/20	155	155
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $292,608)					299,143
Corporate Bonds (53.6%)
Finance (25.7%)
	Banking (20.4%)
[6]	ABN AMRO Bank NV	1.800%	6/4/18	675	679
[6]	ABN AMRO Bank NV	2.500%	10/30/18	400	410
[3,8] ABN AMRO Bank NV		2.875%	1/18/28	200	225
	American Express Centurion Bank	6.000%	9/13/17	1,650	1,741
	American Express Co.	6.150%	8/28/17	490	518
	American Express Co.	7.000%	3/19/18	463	504
	American Express Credit Corp.	1.550%	9/22/17	280	281
	American Express Credit Corp.	1.875%	11/5/18	899	909
	American Express Credit Corp.	2.125%	3/18/19	236	241
	American Express Credit Corp.	2.250%	8/15/19	602	615
	American Express Credit Corp.	2.375%	5/26/20	800	819
	American Express Credit Corp.	2.600%	9/14/20	458	473
	American Express Credit Corp.	2.250%	5/5/21	1,253	1,274
[6]	ANZ New Zealand International Ltd.	1.750%	3/29/18	695	698
[6]	ANZ New Zealand International Ltd.	2.750%	2/3/21	350	359
	Australia & New Zealand Banking
	Group Ltd.	1.875%	10/6/17	350	353
	Australia & New Zealand Banking
	Group Ltd.	1.450%	5/15/18	400	402
	Australia & New Zealand Banking
	Group Ltd.	2.000%	11/16/18	790	801
	Australia & New Zealand Banking
	Group Ltd.	2.300%	6/1/21	320	325
[6]	Australia & New Zealand Banking
	Group Ltd.	4.400%	5/19/26	800	817
	Bank of America Corp.	6.500%	8/1/16	1,790	1,797
	Bank of America Corp.	5.420%	3/15/17	485	498
	Bank of America Corp.	5.700%	5/2/17	162	168
	Bank of America Corp.	6.400%	8/28/17	391	413
	Bank of America Corp.	6.000%	9/1/17	1,040	1,093
	Bank of America Corp.	2.000%	1/11/18	783	788
	Bank of America Corp.	6.875%	4/25/18	1,077	1,176
	Bank of America Corp.	5.650%	5/1/18	391	419
	Bank of America Corp.	1.950%	5/12/18	700	705
	Bank of America Corp.	6.500%	7/15/18	200	219
	Bank of America Corp.	2.600%	1/15/19	2,940	3,001
	Bank of America Corp.	2.625%	4/19/21	395	400
	Bank of America NA	5.300%	3/15/17	240	246
	Bank of America NA	6.100%	6/15/17	160	167
	Bank of America NA	1.650%	3/26/18	1,685	1,692
	Bank of America NA	1.750%	6/5/18	1,160	1,168
	Bank of Montreal	1.300%	7/14/17	450	451
	Bank of Montreal	1.400%	9/11/17	510	513
	Bank of Montreal	1.450%	4/9/18	250	251
	Bank of Montreal	1.400%	4/10/18	745	749
	Bank of Montreal	1.800%	7/31/18	125	127
	Bank of New York Mellon Corp.	2.300%	7/28/16	290	290

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Bank of New York Mellon Corp.	1.969%	6/20/17	200	202
	Bank of New York Mellon Corp.	2.100%	1/15/19	81	83
	Bank of New York Mellon Corp.	2.200%	5/15/19	1,060	1,084
	Bank of New York Mellon Corp.	2.300%	9/11/19	710	727
	Bank of New York Mellon Corp.	2.150%	2/24/20	500	511
	Bank of New York Mellon Corp.	2.600%	8/17/20	461	478
	Bank of New York Mellon Corp.	2.450%	11/27/20	425	437
	Bank of Nova Scotia	2.550%	1/12/17	997	1,005
	Bank of Nova Scotia	1.250%	4/11/17	235	236
	Bank of Nova Scotia	1.375%	12/18/17	720	723
	Bank of Nova Scotia	1.450%	4/25/18	425	426
	Bank of Nova Scotia	1.700%	6/11/18	760	768
	Bank of Nova Scotia	2.050%	10/30/18	1,170	1,189
	Bank of Nova Scotia	2.050%	6/5/19	220	224
	Bank of Nova Scotia	2.450%	3/22/21	1,455	1,496
	Bank of Nova Scotia	4.500%	12/16/25	950	1,001
[6]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.150%	9/14/18	800	808
[6]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/10/19	250	255
[6]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	925	939
[6]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	692	715
[6]	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	1,260	1,303
[6]	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	1,090	1,112
	Barclays Bank plc	5.000%	9/22/16	405	408
	Barclays plc	2.750%	11/8/19	685	680
	BB&T Corp.	4.900%	6/30/17	250	259
	BB&T Corp.	1.600%	8/15/17	180	181
	BB&T Corp.	2.050%	6/19/18	430	437
	BB&T Corp.	2.450%	1/15/20	585	603
	BB&T Corp.	2.050%	5/10/21	595	602
	Bear Stearns Cos. LLC	5.550%	1/22/17	550	563
	Bear Stearns Cos. LLC	6.400%	10/2/17	945	1,004
	Bear Stearns Cos. LLC	7.250%	2/1/18	710	774
[5,9]	Belfius Financing Co.	1.288%	2/9/17	100	132
	BNP Paribas SA	1.375%	3/17/17	1,100	1,106
	BNP Paribas SA	2.700%	8/20/18	1,898	1,945
	BPCE SA	1.625%	2/10/17	257	257
	BPCE SA	1.613%	7/25/17	396	395
[10]	BPCE SA	4.500%	4/17/18	200	153
	BPCE SA	2.500%	12/10/18	1,815	1,852
[10]	BPCE SA	3.500%	4/24/20	600	450
	BPCE SA	2.650%	2/3/21	400	411
[8]	BPCE SA	2.875%	4/22/26	300	333
	Branch Banking & Trust Co.	5.625%	9/15/16	240	242
	Branch Banking & Trust Co.	1.000%	4/3/17	600	601
	Branch Banking & Trust Co.	1.350%	10/1/17	720	722
[6]	Caisse Centrale Desjardins	1.750%	1/29/18	1,630	1,636
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	630	633
	Capital One Bank USA NA	1.150%	11/21/16	280	280
	Capital One Bank USA NA	1.200%	2/13/17	250	250
	Capital One Bank USA NA	2.150%	11/21/18	350	353
	Capital One Bank USA NA	2.250%	2/13/19	580	588
	Capital One Bank USA NA	2.300%	6/5/19	540	547
	Capital One Financial Corp.	6.150%	9/1/16	105	106
	Capital One Financial Corp.	2.450%	4/24/19	611	622
	Capital One NA	1.500%	9/5/17	430	430
	Capital One NA	1.650%	2/5/18	700	702
	Capital One NA	1.500%	3/22/18	1,405	1,401
	Citigroup Inc.	1.350%	3/10/17	384	384
	Citigroup Inc.	1.850%	11/24/17	1,450	1,458
	Citigroup Inc.	1.800%	2/5/18	860	863
	Citigroup Inc.	1.700%	4/27/18	1,990	1,992
	Citigroup Inc.	1.750%	5/1/18	1,302	1,307
	Citigroup Inc.	2.150%	7/30/18	118	119
	Citigroup Inc.	2.500%	9/26/18	1,275	1,299
	Citigroup Inc.	2.550%	4/8/19	1,051	1,073
	Citigroup Inc.	2.500%	7/29/19	540	550
	Citigroup Inc.	4.600%	3/9/26	235	248
[3,6,11] Colonial BancGroup Inc.		7.114%	5/29/49	560	—
	Commonwealth Bank of Australia	1.125%	3/13/17	250	250
	Commonwealth Bank of Australia	1.400%	9/8/17	1,300	1,306
	Commonwealth Bank of Australia	1.900%	9/18/17	470	475

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Commonwealth Bank of Australia	1.625%	3/12/18	295	297
	Commonwealth Bank of Australia	2.500%	9/20/18	1,380	1,412
	Commonwealth Bank of Australia	1.750%	11/2/18	546	550
	Commonwealth Bank of Australia	2.250%	3/13/19	1,385	1,415
	Commonwealth Bank of Australia	2.300%	9/6/19	1,105	1,123
	Commonwealth Bank of Australia	2.300%	3/12/20	510	520
	Commonwealth Bank of Australia	2.400%	11/2/20	680	694
	Commonwealth Bank of Australia	2.550%	3/15/21	800	826
[6]	Commonwealth Bank of Australia	4.500%	12/9/25	995	1,043
[6]	Commonwealth Bank of Australia	2.850%	5/18/26	495	502
	Cooperatieve Rabobank UA	1.700%	3/19/18	860	868
[10]	Cooperatieve Rabobank UA	7.250%	4/20/18	250	201
	Cooperatieve Rabobank UA	2.250%	1/14/19	2,020	2,060
	Cooperatieve Rabobank UA	2.250%	1/14/20	875	888
	Cooperatieve Rabobank UA	4.500%	1/11/21	774	861
	Cooperatieve Rabobank UA	2.500%	1/19/21	1,000	1,025
	Cooperatieve Rabobank UA	4.625%	12/1/23	250	264
	Credit Suisse	1.375%	5/26/17	1,205	1,205
	Credit Suisse	1.750%	1/29/18	965	966
	Credit Suisse AG	1.700%	4/27/18	1,405	1,407
	Credit Suisse AG	2.300%	5/28/19	1,685	1,708
	Credit Suisse Group Funding Guernsey
	Ltd.	2.750%	3/26/20	345	341
[6]	Credit Suisse Group Funding Guernsey
	Ltd.	3.125%	12/10/20	585	585
[6]	Credit Suisse Group Funding Guernsey
	Ltd.	3.800%	6/9/23	1,070	1,068
[6]	Danske Bank A/S	2.750%	9/17/20	572	583
[6]	Danske Bank A/S	2.800%	3/10/21	1,266	1,313
	Deutsche Bank AG	1.875%	2/13/18	345	344
	Deutsche Bank AG	2.500%	2/13/19	265	266
	Deutsche Bank AG	2.950%	8/20/20	213	213
	Deutsche Bank AG	3.125%	1/13/21	65	64
	Discover Bank	2.600%	11/13/18	588	597
	Discover Bank	3.100%	6/4/20	580	593
[6]	DNB Bank ASA	2.375%	6/2/21	567	575
	Fifth Third Bank	2.150%	8/20/18	778	790
	Fifth Third Bank	2.300%	3/15/19	670	684
	Fifth Third Bank	2.375%	4/25/19	614	629
	Fifth Third Bank	2.250%	6/14/21	686	697
	Fifth Third Bank	3.850%	3/15/26	200	210
	First Republic Bank	2.375%	6/17/19	1,185	1,199
[9]	Goldman Sachs Group Inc.	6.125%	5/14/17	892	1,229
	Goldman Sachs Group Inc.	5.950%	1/18/18	2,670	2,852
	Goldman Sachs Group Inc.	2.375%	1/22/18	2,020	2,048
	Goldman Sachs Group Inc.	6.150%	4/1/18	862	929
	Goldman Sachs Group Inc.	2.900%	7/19/18	1,960	2,011
[10]	Goldman Sachs Group Inc.	5.000%	8/8/18	240	186
	Goldman Sachs Group Inc.	2.625%	1/31/19	1,550	1,584
	Goldman Sachs Group Inc.	2.550%	10/23/19	640	654
	Goldman Sachs Group Inc.	5.375%	3/15/20	501	557
	Goldman Sachs Group Inc.	2.750%	9/15/20	1,703	1,738
	Goldman Sachs Group Inc.	2.875%	2/25/21	911	933
	Goldman Sachs Group Inc.	2.625%	4/25/21	984	998
	Goldman Sachs Group Inc.	5.750%	1/24/22	927	1,075
	Goldman Sachs Group Inc.	4.000%	3/3/24	166	178
	Goldman Sachs Group Inc.	3.850%	7/8/24	187	198
	Goldman Sachs Group Inc.	3.750%	2/25/26	240	252
[6]	HSBC Bank plc	1.500%	5/15/18	535	533
	HSBC Bank USA NA	6.000%	8/9/17	290	303
	HSBC Holdings plc	3.400%	3/8/21	1,355	1,396
	HSBC Holdings plc	2.950%	5/25/21	1,825	1,846
	HSBC Holdings plc	3.600%	5/25/23	665	680
	HSBC Holdings plc	4.300%	3/8/26	515	546
	HSBC USA Inc.	1.625%	1/16/18	1,355	1,351
	HSBC USA Inc.	2.625%	9/24/18	865	878
	HSBC USA Inc.	2.250%	6/23/19	730	734
	HSBC USA Inc.	2.375%	11/13/19	1,170	1,181
	HSBC USA Inc.	2.350%	3/5/20	1,231	1,231
	HSBC USA Inc.	2.750%	8/7/20	1,021	1,034
	Huntington Bancshares Inc.	2.600%	8/2/18	810	826

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Huntington Bancshares Inc.	3.150%	3/14/21	659	684
	Huntington National Bank	2.000%	6/30/18	1,280	1,294
	Huntington National Bank	2.200%	11/6/18	525	531
	Huntington National Bank	2.875%	8/20/20	819	842
[6]	ING Bank NV	1.800%	3/16/18	203	204
[6]	ING Bank NV	2.450%	3/16/20	925	943
[6]	ING Bank NV	2.700%	8/17/20	93	96
[6]	ING Bank NV	2.750%	3/22/21	525	542
	Intesa Sanpaolo SPA	2.375%	1/13/17	417	419
	Intesa Sanpaolo SPA	3.875%	1/16/18	556	571
	JPMorgan Chase & Co.	1.350%	2/15/17	295	296
	JPMorgan Chase & Co.	2.000%	8/15/17	635	641
	JPMorgan Chase & Co.	1.800%	1/25/18	470	473
	JPMorgan Chase & Co.	1.700%	3/1/18	1,437	1,445
	JPMorgan Chase & Co.	1.625%	5/15/18	63	63
	JPMorgan Chase & Co.	2.350%	1/28/19	2,050	2,099
	JPMorgan Chase & Co.	2.200%	10/22/19	2,634	2,674
	JPMorgan Chase & Co.	2.250%	1/23/20	1,227	1,243
	JPMorgan Chase & Co.	2.750%	6/23/20	2,140	2,198
	JPMorgan Chase & Co.	4.250%	10/15/20	139	151
	JPMorgan Chase & Co.	2.550%	10/29/20	1,402	1,430
	JPMorgan Chase & Co.	2.550%	3/1/21	700	712
	JPMorgan Chase & Co.	2.400%	6/7/21	550	557
	JPMorgan Chase & Co.	2.700%	5/18/23	409	411
	JPMorgan Chase & Co.	3.200%	6/15/26	230	235
[3]	JPMorgan Chase & Co.	5.300%	12/29/49	340	339
[9]	JPMorgan Chase Bank NA	5.375%	9/28/16	350	470
	JPMorgan Chase Bank NA	6.000%	7/5/17	215	225
	JPMorgan Chase Bank NA	6.000%	10/1/17	775	819
	KeyBank NA	1.650%	2/1/18	136	137
	KeyBank NA	1.700%	6/1/18	250	251
	KeyBank NA	2.350%	3/8/19	1,246	1,273
	Lloyds Bank plc	1.750%	5/14/18	268	267
	Lloyds Bank plc	2.000%	8/17/18	491	491
	Lloyds Bank plc	2.300%	11/27/18	315	317
	Lloyds Bank plc	2.350%	9/5/19	430	433
	Lloyds Bank plc	2.400%	3/17/20	810	815
	Lloyds Banking Group plc	4.650%	3/24/26	830	837
[6]	Macquarie Bank Ltd.	1.600%	10/27/17	1,400	1,401
[6]	Macquarie Bank Ltd.	2.400%	1/21/20	865	870
[6]	Macquarie Bank Ltd.	2.850%	1/15/21	1,090	1,114
[6]	Macquarie Bank Ltd.	4.875%	6/10/25	500	506
[6]	Macquarie Bank Ltd.	3.900%	1/15/26	35	37
	Manufacturers & Traders Trust Co.	1.250%	1/30/17	250	250
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	925	989
	Manufacturers & Traders Trust Co.	1.450%	3/7/18	855	857
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	970	991
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	990	1,011
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	470	477
[3]	Manufacturers & Traders Trust Co.	5.629%	12/1/21	245	241
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	1,655	1,716
[6]	Mitsubishi UFJ Trust & Banking Corp.	1.600%	10/16/17	710	712
[6]	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	710	721
[6]	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	760	780
	Morgan Stanley	5.750%	10/18/16	1,690	1,713
	Morgan Stanley	5.450%	1/9/17	640	655
	Morgan Stanley	5.550%	4/27/17	455	471
	Morgan Stanley	6.250%	8/28/17	335	353
	Morgan Stanley	5.950%	12/28/17	1,179	1,254
	Morgan Stanley	1.875%	1/5/18	1,495	1,504
	Morgan Stanley	6.625%	4/1/18	529	573
	Morgan Stanley	2.125%	4/25/18	740	746
	Morgan Stanley	2.500%	1/24/19	850	866
	Morgan Stanley	2.375%	7/23/19	908	923
	Morgan Stanley	5.625%	9/23/19	182	202
	Morgan Stanley	5.500%	1/26/20	364	406
	Morgan Stanley	2.650%	1/27/20	525	534
	Morgan Stanley	2.800%	6/16/20	249	255
	Morgan Stanley	2.500%	4/21/21	738	744
	Morgan Stanley	4.000%	7/23/25	92	99
	Morgan Stanley	3.875%	1/27/26	391	415

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	MUFG Americas Holdings Corp.	1.625%	2/9/18	300	301
	MUFG Americas Holdings Corp.	2.250%	2/10/20	700	708
	MUFG Union Bank NA	2.125%	6/16/17	610	616
	MUFG Union Bank NA	2.625%	9/26/18	945	966
	MUFG Union Bank NA	2.250%	5/6/19	580	589
	National Australia Bank Ltd.	2.300%	7/25/18	500	509
	National Australia Bank Ltd.	2.000%	1/14/19	556	564
	National Bank of Canada	2.100%	12/14/18	675	684
	National City Bank	5.250%	12/15/16	250	255
	National City Bank	5.800%	6/7/17	375	390
	National City Corp.	6.875%	5/15/19	190	215
[6]	Nationwide Building Society	2.350%	1/21/20	350	357
[6]	Nordea Bank AB	1.875%	9/17/18	400	405
[6]	Nordea Bank AB	2.500%	9/17/20	307	315
[6]	Nordea Bank AB	2.250%	5/27/21	595	602
	PNC Bank NA	5.250%	1/15/17	665	680
	PNC Bank NA	4.875%	9/21/17	565	587
	PNC Bank NA	1.500%	10/18/17	1,200	1,206
	PNC Bank NA	6.000%	12/7/17	115	122
	PNC Bank NA	1.500%	2/23/18	1,300	1,308
	PNC Bank NA	6.875%	4/1/18	100	109
	PNC Bank NA	1.600%	6/1/18	1,900	1,917
	PNC Bank NA	1.850%	7/20/18	740	748
	PNC Bank NA	1.800%	11/5/18	1,122	1,135
	PNC Bank NA	2.200%	1/28/19	1,185	1,209
	PNC Bank NA	2.250%	7/2/19	1,010	1,032
	PNC Bank NA	2.400%	10/18/19	1,791	1,844
	PNC Bank NA	2.300%	6/1/20	364	373
	PNC Bank NA	2.600%	7/21/20	450	466
	PNC Bank NA	2.450%	11/5/20	439	453
	PNC Bank NA	2.150%	4/29/21	747	762
	PNC Funding Corp.	2.700%	9/19/16	983	986
	PNC Funding Corp.	5.625%	2/1/17	105	108
	PNC Funding Corp.	5.125%	2/8/20	180	201
	Regions Bank	7.500%	5/15/18	250	275
	Regions Financial Corp.	2.000%	5/15/18	650	651
	Royal Bank of Canada	1.250%	6/16/17	480	481
	Royal Bank of Canada	1.400%	10/13/17	640	642
	Royal Bank of Canada	1.500%	1/16/18	95	95
	Royal Bank of Canada	2.200%	7/27/18	600	612
	Royal Bank of Canada	1.800%	7/30/18	439	444
	Royal Bank of Canada	2.000%	12/10/18	530	539
	Royal Bank of Canada	2.150%	3/15/19	695	711
	Royal Bank of Canada	2.350%	10/30/20	187	192
	Royal Bank of Canada	2.500%	1/19/21	850	881
	Royal Bank of Canada	4.650%	1/27/26	285	307
	Santander Bank NA	8.750%	5/30/18	795	885
	Santander Holdings USA Inc.	2.700%	5/24/19	950	954
	Santander UK Group Holdings plc	3.125%	1/8/21	480	481
	Santander UK plc	1.375%	3/13/17	2,245	2,240
	Santander UK plc	1.650%	9/29/17	125	125
	Santander UK plc	3.050%	8/23/18	1,130	1,156
	Santander UK plc	2.000%	8/24/18	386	386
	Santander UK plc	2.500%	3/14/19	1,510	1,526
	Santander UK plc	2.350%	9/10/19	1,599	1,607
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	420	434
[3,8] Skandinaviska Enskilda Banken AB		2.500%	5/28/26	197	223
	State Street Corp.	1.950%	5/19/21	952	964
	State Street Corp.	2.650%	5/19/26	113	116
[3]	State Street Corp.	5.250%	12/29/49	340	349
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	212	221
	SunTrust Banks Inc.	3.500%	1/20/17	295	298
	SunTrust Banks Inc.	6.000%	9/11/17	205	215
	SunTrust Banks Inc.	2.900%	3/3/21	580	600
	Svenska Handelsbanken AB	2.500%	1/25/19	548	564
	Svenska Handelsbanken AB	2.400%	10/1/20	469	481
	Svenska Handelsbanken AB	2.450%	3/30/21	1,065	1,094
[6]	Swedbank AB	2.650%	3/10/21	577	599
	Synchrony Financial	3.000%	8/15/19	2,109	2,150
	Synchrony Financial	2.700%	2/3/20	912	915
	Synchrony Financial	4.250%	8/15/24	240	249

Vanguard Short-Term Investment-Grade Portfolio

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Toronto-Dominion Bank	2.500%	7/14/16	509	509
	Toronto-Dominion Bank	1.625%	3/13/18	1,140	1,150
	Toronto-Dominion Bank	1.400%	4/30/18	680	683
	Toronto-Dominion Bank	1.750%	7/23/18	1,230	1,243
	Toronto-Dominion Bank	2.125%	7/2/19	1,560	1,612
	Toronto-Dominion Bank	2.250%	11/5/19	1,015	1,043
	Toronto-Dominion Bank	2.500%	12/14/20	565	585
	Toronto-Dominion Bank	2.125%	4/7/21	1,410	1,435
	UBS AG	1.800%	3/26/18	1,660	1,674
	UBS AG	2.375%	8/14/19	1,202	1,230
[6]	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	605	618
	US Bank NA	1.375%	9/11/17	1,010	1,015
	US Bank NA	1.350%	1/26/18	502	505
	US Bank NA	2.125%	10/28/19	508	520
	Wachovia Corp.	5.750%	6/15/17	717	748
	Wachovia Corp.	5.750%	2/1/18	1,316	1,407
[11]	Washington Mutual Bank / Debt not
	acquired by JPMorgan	6.875%	6/15/11	517	—
	Wells Fargo & Co.	1.400%	9/8/17	887	890
	Wells Fargo & Co.	5.625%	12/11/17	480	511
	Wells Fargo & Co.	1.500%	1/16/18	980	985
[10]	Wells Fargo & Co.	4.250%	1/25/18	120	92
	Wells Fargo & Co.	2.150%	1/15/19	556	567
	Wells Fargo & Co.	2.125%	4/22/19	1,529	1,563
[10]	Wells Fargo & Co.	4.000%	8/8/19	100	77
	Wells Fargo & Co.	2.150%	1/30/20	1,815	1,847
	Wells Fargo & Co.	2.600%	7/22/20	1,475	1,516
	Wells Fargo & Co.	2.550%	12/7/20	936	960
	Wells Fargo & Co.	4.400%	6/14/46	285	289
	Wells Fargo Bank NA	6.000%	11/15/17	1,413	1,503
	Wells Fargo Bank NA	1.750%	5/24/19	1,778	1,799
	Westpac Banking Corp.	1.200%	5/19/17	500	501
	Westpac Banking Corp.	2.000%	8/14/17	1,225	1,237
	Westpac Banking Corp.	1.500%	12/1/17	1,175	1,182
	Westpac Banking Corp.	1.600%	1/12/18	1,025	1,031
	Westpac Banking Corp.	1.550%	5/25/18	650	654
	Westpac Banking Corp.	2.250%	7/30/18	500	510
	Westpac Banking Corp.	1.950%	11/23/18	485	491
	Westpac Banking Corp.	2.250%	1/17/19	600	609
	Westpac Banking Corp.	4.875%	11/19/19	845	935
	Westpac Banking Corp.	2.300%	5/26/20	70	71
	Westpac Banking Corp.	2.600%	11/23/20	1,505	1,555
	Westpac Banking Corp.	2.100%	5/13/21	1,995	2,017
	Westpac Banking Corp.	2.850%	5/13/26	375	381

	Brokerage (0.5%)
[6]	Apollo Management Holdings LP	4.400%	5/27/26	355	368
	Charles Schwab Corp.	6.375%	9/1/17	140	149
	Charles Schwab Corp.	1.500%	3/10/18	465	469
	Franklin Resources Inc.	1.375%	9/15/17	380	382
	Jefferies Group LLC	5.125%	4/13/18	365	382
	Legg Mason Inc.	2.700%	7/15/19	140	143
[11]	Lehman Brothers Holdings E-Capital
	Trust I	3.589%	8/19/65	210	—
	Nomura Holdings Inc.	2.000%	9/13/16	2,230	2,233
	Nomura Holdings Inc.	2.750%	3/19/19	620	634
	NYSE Euronext	2.000%	10/5/17	980	990
	Stifel Financial Corp.	3.500%	12/1/20	700	711
	TD Ameritrade Holding Corp.	2.950%	4/1/22	415	433

	Finance Companies (0.5%)
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	3.750%	5/15/19	315	315
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	3.950%	2/1/22	405	403
	Air Lease Corp.	5.625%	4/1/17	1,993	2,038
	Air Lease Corp.	3.375%	1/15/19	845	860
	Air Lease Corp.	3.750%	2/1/22	170	173
[6]	GE Capital International Funding Co.	2.342%	11/15/20	2,724	2,815

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Insurance (2.6%)
	Aetna Inc.	1.700%	6/7/18	435	438
	Aetna Inc.	1.900%	6/7/19	430	435
	Aetna Inc.	2.400%	6/15/21	360	368
	Aetna Inc.	2.800%	6/15/23	235	240
	Aetna Inc.	3.200%	6/15/26	395	405
	Aflac Inc.	3.625%	6/15/23	140	150
	Alleghany Corp.	5.625%	9/15/20	210	235
[3,8] Allianz Finance II BV		5.750%	7/8/41	900	1,138
	Allied World Assurance Co. Holdings
	Ltd.	4.350%	10/29/25	160	164
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	1,395	1,401
	Alterra Finance LLC	6.250%	9/30/20	235	268
	American Financial Group Inc.	9.875%	6/15/19	770	930
	American International Group Inc.	2.300%	7/16/19	142	144
	American International Group Inc.	4.875%	6/1/22	205	228
[8]	American International Group Inc.	1.500%	6/8/23	360	401
	American International Group Inc.	3.900%	4/1/26	95	98
	Anthem Inc.	1.875%	1/15/18	465	468
[3,8] Aquarius and Investments plc for
	Zurich Insurance Co. Ltd.	4.250%	10/2/43	800	959
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	625	698
	Assurant Inc.	2.500%	3/15/18	700	708
[8]	AXA SA	5.250%	4/16/40	300	367
[3,8] AXA SA		5.125%	7/4/43	300	379
[3,8] AXA SA		3.875%	5/20/49	599	651
	Axis Specialty Finance LLC	5.875%	6/1/20	300	336
	AXIS Specialty Finance plc	2.650%	4/1/19	350	355
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	600	649
	Berkshire Hathaway Finance Corp.	1.700%	3/15/19	330	335
	Berkshire Hathaway Inc.	2.200%	8/15/16	125	125
	Berkshire Hathaway Inc.	2.100%	8/14/19	125	129
	Berkshire Hathaway Inc.	2.750%	3/15/23	900	930
[8]	Berkshire Hathaway Inc.	1.300%	3/15/24	437	502
	Berkshire Hathaway Inc.	3.125%	3/15/26	410	430
[3]	Chubb Corp.	6.375%	3/29/67	95	82
	Chubb INA Holdings Inc.	2.300%	11/3/20	317	326
	Chubb INA Holdings Inc.	2.875%	11/3/22	390	408
	CNA Financial Corp.	7.350%	11/15/19	100	115
	CNA Financial Corp.	4.500%	3/1/26	195	209
[3,9] CNP Assurances		7.375%	9/30/41	200	286
[3,8] CNP Assurances		4.500%	6/10/47	100	105
[3,8] Credit Agricole Assurances SA		4.250%	1/29/49	200	209
[3,8] Credit Agricole Assurances SA		4.500%	10/31/49	200	210
	Manulife Financial Corp.	4.150%	3/4/26	590	633
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	125	127
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	340	347
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	80	89
[6]	MassMutual Global Funding II	2.100%	8/2/18	300	306
[6]	MassMutual Global Funding II	2.500%	10/17/22	365	370
	MetLife Inc.	1.756%	12/15/17	300	303
	MetLife Inc.	6.817%	8/15/18	315	351
	MetLife Inc.	7.717%	2/15/19	220	254
[3]	MetLife Inc.	5.250%	12/29/49	165	164
[6]	Metropolitan Life Global Funding I	1.500%	1/10/18	650	654
[10]	Metropolitan Life Global Funding I	4.500%	10/10/18	940	725
[6]	Metropolitan Life Global Funding I	2.300%	4/10/19	275	281
[6]	Metropolitan Life Global Funding I	2.000%	4/14/20	470	475
[6]	New York Life Global Funding	1.950%	2/11/20	430	437
[3,6] Nippon Life Insurance Co.		4.700%	1/20/46	340	358
	PartnerRe Finance A LLC	6.875%	6/1/18	520	566
[6]	Pricoa Global Funding I	2.550%	11/24/20	235	242
	Principal Financial Group Inc.	1.850%	11/15/17	400	401
[6]	Principal Life Global Funding II	2.200%	4/8/20	685	695
[3]	Progressive Corp.	6.700%	6/15/67	455	416
	Prudential Financial Inc.	7.375%	6/15/19	255	296
	Prudential Financial Inc.	2.350%	8/15/19	260	265
	Prudential Financial Inc.	4.500%	11/16/21	460	517
[3]	Prudential Financial Inc.	5.375%	5/15/45	290	293
	Reinsurance Group of America Inc.	5.625%	3/15/17	275	283
	Reinsurance Group of America Inc.	6.450%	11/15/19	505	576

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Reinsurance Group of America Inc.	3.950%	9/15/26	475	488
[6]	Reliance Standard Life Global Funding II	2.150%	10/15/18	680	686
[6]	Reliance Standard Life Global Funding II	2.500%	1/15/20	1,255	1,273
[6]	Reliance Standard Life Global Funding II	2.375%	5/4/20	430	432
[6]	Reliance Standard Life Global Funding II	3.050%	1/20/21	205	212
[6]	TIAA Asset Management Finance Co.
	LLC	2.950%	11/1/19	1,463	1,498
	Torchmark Corp.	9.250%	6/15/19	170	203
	Travelers Cos. Inc.	5.800%	5/15/18	55	60
	Travelers Cos. Inc.	5.900%	6/2/19	70	79
	Travelers Cos. Inc.	3.900%	11/1/20	105	115
	Trinity Acquisition plc	3.500%	9/15/21	290	301
[8]	Trinity Acquisition plc	2.125%	5/26/22	600	666
	UnitedHealth Group Inc.	1.900%	7/16/18	480	487
	UnitedHealth Group Inc.	2.700%	7/15/20	350	364
	Unum Group	7.125%	9/30/16	325	329
	Voya Financial Inc.	3.650%	6/15/26	160	161

	Real Estate Investment Trusts (1.7%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	715	722
	ARC Properties Operating Partnership
	LP/Clark Acquisition LLC	2.000%	2/6/17	2,740	2,740
	ARC Properties Operating Partnership
	LP/Clark Acquisition LLC	3.000%	2/6/19	505	506
	Boston Properties LP	3.700%	11/15/18	100	105
	Boston Properties LP	5.875%	10/15/19	781	884
	Brandywine Operating Partnership LP	5.700%	5/1/17	305	315
	Brandywine Operating Partnership LP	4.950%	4/15/18	475	498
	Brandywine Operating Partnership LP	3.950%	2/15/23	164	166
	Brixmor Operating Partnership LP	4.125%	6/15/26	490	503
	DDR Corp.	4.750%	4/15/18	725	756
	DDR Corp.	7.875%	9/1/20	170	205
	Digital Realty Trust LP	5.875%	2/1/20	470	529
	Digital Realty Trust LP	3.400%	10/1/20	706	735
	Digital Realty Trust LP	3.950%	7/1/22	840	888
	Digital Realty Trust LP	4.750%	10/1/25	165	176
	Duke Realty LP	6.500%	1/15/18	75	80
	Duke Realty LP	3.250%	6/30/26	107	109
	ERP Operating LP	5.750%	6/15/17	348	362
	ERP Operating LP	2.375%	7/1/19	125	128
	ERP Operating LP	4.750%	7/15/20	100	111
	Essex Portfolio LP	3.500%	4/1/25	356	369
	Federal Realty Investment Trust	2.550%	1/15/21	232	237
	HCP Inc.	6.700%	1/30/18	235	253
	HCP Inc.	2.625%	2/1/20	295	298
	HCP Inc.	4.000%	12/1/22	218	227
	HCP Inc.	4.250%	11/15/23	180	187
	Healthcare Trust of America Holdings
	LP	3.700%	4/15/23	320	326
	Highwoods Realty LP	5.850%	3/15/17	105	108
	Kilroy Realty LP	4.800%	7/15/18	435	457
	Liberty Property LP	5.500%	12/15/16	655	668
	Liberty Property LP	4.750%	10/1/20	260	284
	Liberty Property LP	3.750%	4/1/25	85	88
	Omega Healthcare Investors Inc.	4.375%	8/1/23	1,000	997
	Omega Healthcare Investors Inc.	5.250%	1/15/26	1,089	1,152
[8]	Prologis International Funding II SA	1.876%	4/17/25	450	514
	Realty Income Corp.	2.000%	1/31/18	130	131
	Realty Income Corp.	5.750%	1/15/21	95	109
	Regency Centers LP	5.875%	6/15/17	253	263
	Senior Housing Properties Trust	3.250%	5/1/19	850	855
	Simon Property Group LP	2.800%	1/30/17	547	550
	Simon Property Group LP	2.150%	9/15/17	40	40
	Simon Property Group LP	10.350%	4/1/19	250	304
	Simon Property Group LP	5.650%	2/1/20	386	437
	Simon Property Group LP	2.500%	9/1/20	269	278
	Simon Property Group LP	4.375%	3/1/21	175	195
	Ventas Realty LP	3.125%	6/15/23	276	281
	Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	560	563
	Weingarten Realty Investors	3.375%	10/15/22	218	224
	Weingarten Realty Investors	3.850%	6/1/25	151	155

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Welltower Inc.	4.700%	9/15/17	365	379
	Welltower Inc.	2.250%	3/15/18	385	389
	Welltower Inc.	4.125%	4/1/19	1,137	1,204
	Welltower Inc.	6.125%	4/15/20	350	399
	Welltower Inc.	4.000%	6/1/25	255	269
					348,972
Industrial (25.1%)
	Basic Industry (1.3%)
	Agrium Inc.	6.750%	1/15/19	922	1,016
	Air Products & Chemicals Inc.	1.200%	10/15/17	275	276
	Air Products & Chemicals Inc.	4.375%	8/21/19	170	186
	Airgas Inc.	1.650%	2/15/18	555	557
	Airgas Inc.	2.375%	2/15/20	240	245
	Airgas Inc.	3.050%	8/1/20	300	310
	Albemarle Corp.	3.000%	12/1/19	120	122
[10]	BHP Billiton Finance Ltd.	3.750%	10/18/17	340	256
[10]	BHP Billiton Finance Ltd.	3.000%	3/30/20	340	252
	BHP Billiton Finance USA Ltd.	1.875%	11/21/16	86	86
	BHP Billiton Finance USA Ltd.	1.625%	2/24/17	1,720	1,724
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	768	791
	BHP Billiton Finance USA Ltd.	2.050%	9/30/18	335	340
	BHP Billiton Finance USA Ltd.	6.500%	4/1/19	878	995
	BHP Billiton Finance USA Ltd.	3.250%	11/21/21	185	195
	CF Industries Inc.	6.875%	5/1/18	935	1,013
	Dow Chemical Co.	8.550%	5/15/19	1,310	1,559
	Eastman Chemical Co.	2.400%	6/1/17	163	165
	Ecolab Inc.	3.000%	12/8/16	80	81
	EI du Pont de Nemours & Co.	6.000%	7/15/18	658	719
	EI du Pont de Nemours & Co.	4.625%	1/15/20	270	297
	Goldcorp Inc.	2.125%	3/15/18	360	359
[8]	LYB International Finance II BV	1.875%	3/2/22	283	328
	LyondellBasell Industries NV	5.000%	4/15/19	755	818
	Monsanto Co.	1.150%	6/30/17	230	230
	Monsanto Co.	5.125%	4/15/18	535	569
	Monsanto Co.	1.850%	11/15/18	75	76
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	693	712
	Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	275	311
	PPG Industries Inc.	2.300%	11/15/19	715	727
	Praxair Inc.	4.500%	8/15/19	710	781
	Praxair Inc.	4.050%	3/15/21	65	72
	Praxair Inc.	3.000%	9/1/21	125	133
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	120	144
	Vale Overseas Ltd.	5.625%	9/15/19	90	93
	Vale Overseas Ltd.	5.875%	6/10/21	245	244

	Capital Goods (2.0%)
	Boeing Co.	2.350%	10/30/21	140	146
	Caterpillar Financial Services Corp.	5.450%	4/15/18	1,095	1,180
	Caterpillar Financial Services Corp.	7.050%	10/1/18	145	163
	Caterpillar Financial Services Corp.	7.150%	2/15/19	1,135	1,302
	Caterpillar Financial Services Corp.	1.350%	5/18/19	1,765	1,774
	Caterpillar Financial Services Corp.	3.250%	12/1/24	510	544
	Caterpillar Inc.	7.900%	12/15/18	1,460	1,689
	Caterpillar Inc.	3.400%	5/15/24	295	317
	Crane Co.	2.750%	12/15/18	385	394
[6]	Embraer Overseas Ltd.	5.696%	9/16/23	263	272
	Exelis Inc.	5.550%	10/1/21	435	493
[6]	Fortive Corp.	1.800%	6/15/19	150	151
	General Electric Capital Corp.	2.900%	1/9/17	145	147
	General Electric Capital Corp.	2.450%	3/15/17	105	106
	General Electric Capital Corp.	5.625%	5/1/18	145	157
	General Electric Capital Corp.	6.000%	8/7/19	161	184
	General Electric Capital Corp.	2.200%	1/9/20	541	558
	General Electric Capital Corp.	5.550%	5/4/20	1,357	1,568
	General Electric Capital Corp.	4.375%	9/16/20	360	402
	General Electric Capital Corp.	4.625%	1/7/21	1,877	2,129
	General Electric Capital Corp.	5.300%	2/11/21	163	188
[8]	Honeywell International Inc.	1.300%	2/22/23	800	924
	Illinois Tool Works Inc.	3.375%	9/15/21	425	458
[8]	Illinois Tool Works Inc.	3.000%	5/19/34	100	136
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	235	261

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	John Deere Capital Corp.	5.350%	4/3/18	655	704
	John Deere Capital Corp.	5.750%	9/10/18	680	750
	John Deere Capital Corp.	2.375%	7/14/20	1,245	1,284
	John Deere Capital Corp.	2.450%	9/11/20	1,075	1,110
	John Deere Capital Corp.	2.550%	1/8/21	360	374
	John Deere Capital Corp.	2.800%	3/4/21	815	855
	John Deere Capital Corp.	3.900%	7/12/21	240	265
[10]	John Deere Financial Ltd.	3.500%	12/18/19	890	678
	L-3 Communications Corp.	3.950%	11/15/16	191	193
	L-3 Communications Corp.	1.500%	5/28/17	235	235
	L-3 Communications Corp.	5.200%	10/15/19	360	392
	Raytheon Co.	6.750%	3/15/18	495	543
	Raytheon Co.	6.400%	12/15/18	1,970	2,213
	Raytheon Co.	4.400%	2/15/20	55	61
	Raytheon Co.	3.125%	10/15/20	222	238
	Rockwell Automation Inc.	5.650%	12/1/17	115	122
	Roper Technologies Inc.	1.850%	11/15/17	520	523
	Roper Technologies Inc.	2.050%	10/1/18	235	238
	United Rentals North America Inc.	4.625%	7/15/23	525	530
	United Rentals North America Inc.	5.875%	9/15/26	165	163

	Communication (2.7%)
	21st Century Fox America Inc.	7.250%	5/18/18	175	193
	21st Century Fox America Inc.	6.900%	3/1/19	160	182
	21st Century Fox America Inc.	4.500%	2/15/21	150	167
	America Movil SAB de CV	2.375%	9/8/16	460	461
	America Movil SAB de CV	5.625%	11/15/17	555	584
	America Movil SAB de CV	5.000%	10/16/19	400	437
	America Movil SAB de CV	5.000%	3/30/20	1,845	2,039
	American Tower Corp.	4.500%	1/15/18	710	741
	American Tower Corp.	3.400%	2/15/19	680	708
	American Tower Corp.	2.800%	6/1/20	700	716
	American Tower Corp.	3.300%	2/15/21	500	521
	AT&T Inc.	2.400%	8/15/16	35	35
	AT&T Inc.	2.400%	3/15/17	395	398
[9]	AT&T Inc.	5.875%	4/28/17	700	969
	AT&T Inc.	1.700%	6/1/17	275	276
	AT&T Inc.	1.400%	12/1/17	600	601
	AT&T Inc.	5.500%	2/1/18	309	329
	AT&T Inc.	5.600%	5/15/18	175	188
	AT&T Inc.	5.800%	2/15/19	780	865
	AT&T Inc.	5.875%	10/1/19	1,370	1,551
	AT&T Inc.	5.200%	3/15/20	895	1,013
	AT&T Inc.	2.450%	6/30/20	500	510
	AT&T Inc.	4.600%	2/15/21	100	110
	British Telecommunications plc	2.350%	2/14/19	215	220
[8]	British Telecommunications plc	1.750%	3/10/26	200	231
	CBS Corp.	4.625%	5/15/18	60	63
	CBS Corp.	2.300%	8/15/19	20	20
	Comcast Cable Communications LLC	8.875%	5/1/17	375	399
	Comcast Corp.	6.500%	1/15/17	750	772
	Comcast Corp.	6.300%	11/15/17	270	290
	Comcast Corp.	5.875%	2/15/18	410	442
	Crown Castle International Corp.	3.400%	2/15/21	700	731
[6]	Deutsche Telekom International
	Finance BV	2.250%	3/6/17	200	201
	Deutsche Telekom International
	Finance BV	6.750%	8/20/18	275	306
	Deutsche Telekom International
	Finance BV	6.000%	7/8/19	350	395
	Electronic Arts Inc.	3.700%	3/1/21	350	369
	Grupo Televisa SAB	6.000%	5/15/18	250	269
	Grupo Televisa SAB	6.625%	3/18/25	100	123
	Interpublic Group of Cos. Inc.	2.250%	11/15/17	78	79
[6]	KT Corp.	1.750%	4/22/17	815	816
	Moody’s Corp.	2.750%	7/15/19	1,400	1,447
	Moody’s Corp.	5.500%	9/1/20	150	170
	NBCUniversal Media LLC	5.150%	4/30/20	610	691
	Omnicom Group Inc.	6.250%	7/15/19	125	142
	Omnicom Group Inc.	4.450%	8/15/20	360	397
	Orange SA	2.750%	9/14/16	540	542

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Orange SA	2.750%	2/6/19	720	742
	Qwest Corp.	6.500%	6/1/17	185	192
[6]	SES Global Americas Holdings GP	2.500%	3/25/19	1,295	1,305
[6]	Sky plc	2.625%	9/16/19	300	305
	Telefonica Emisiones SAU	6.221%	7/3/17	380	397
[10]	Telstra Corp. Ltd.	4.500%	11/13/18	590	458
	Thomson Reuters Corp.	1.300%	2/23/17	320	320
	Thomson Reuters Corp.	6.500%	7/15/18	730	802
	Time Warner Cable Inc.	5.850%	5/1/17	800	828
	Time Warner Cable Inc.	8.750%	2/14/19	395	461
	Time Warner Cable Inc.	8.250%	4/1/19	555	644
	Verizon Communications Inc.	5.500%	2/15/18	25	27
	Verizon Communications Inc.	6.100%	4/15/18	380	413
	Verizon Communications Inc.	3.650%	9/14/18	1,525	1,603
	Verizon Communications Inc.	2.625%	2/21/20	970	1,004
	Verizon Communications Inc.	4.500%	9/15/20	2,320	2,575
	Verizon Communications Inc.	4.600%	4/1/21	200	225
	Verizon Communications Inc.	3.000%	11/1/21	200	210
	Viacom Inc.	2.500%	12/15/16	120	121
	Viacom Inc.	6.125%	10/5/17	255	269
	Viacom Inc.	2.500%	9/1/18	236	239
	Viacom Inc.	5.625%	9/15/19	75	83
	Vodafone Group plc	1.250%	9/26/17	305	305
	Vodafone Group plc	5.450%	6/10/19	100	111
	Vodafone Group plc	2.950%	2/19/23	300	304

	Consumer Cyclical (4.1%)
	Alibaba Group Holding Ltd.	1.625%	11/28/17	905	907
	Alibaba Group Holding Ltd.	2.500%	11/28/19	391	396
	American Honda Finance Corp.	1.125%	10/7/16	470	471
	American Honda Finance Corp.	0.950%	5/5/17	380	380
	American Honda Finance Corp.	1.600%	7/13/18	255	258
	American Honda Finance Corp.	2.125%	10/10/18	1,005	1,031
	American Honda Finance Corp.	1.700%	2/22/19	350	356
	American Honda Finance Corp.	2.250%	8/15/19	1,000	1,031
	American Honda Finance Corp.	2.450%	9/24/20	415	431
	AutoNation Inc.	3.350%	1/15/21	125	128
	AutoZone Inc.	7.125%	8/1/18	480	534
	AutoZone Inc.	1.625%	4/21/19	205	206
	Block Financial LLC	4.125%	10/1/20	245	253
[6]	BMW US Capital LLC	1.500%	4/11/19	575	579
[6]	BMW US Capital LLC	2.000%	4/11/21	735	740
	Brinker International Inc.	2.600%	5/15/18	105	106
	CVS Health Corp.	1.900%	7/20/18	585	594
	CVS Health Corp.	2.250%	12/5/18	600	614
	CVS Health Corp.	2.800%	7/20/20	3,360	3,499
[6]	Daimler Finance North America LLC	2.950%	1/11/17	405	409
[6]	Daimler Finance North America LLC	1.125%	3/10/17	655	655
[6]	Daimler Finance North America LLC	2.400%	4/10/17	260	263
[6]	Daimler Finance North America LLC	1.375%	8/1/17	475	476
	Delphi Automotive plc	3.150%	11/19/20	365	378
	Dollar General Corp.	4.125%	7/15/17	305	314
	Dollar General Corp.	1.875%	4/15/18	235	237
[6]	Experian Finance plc	2.375%	6/15/17	905	910
[8]	FCA Capital Ireland plc	1.250%	9/23/20	200	222
	Ford Motor Credit Co. LLC	4.250%	2/3/17	245	249
	Ford Motor Credit Co. LLC	3.000%	6/12/17	755	766
	Ford Motor Credit Co. LLC	6.625%	8/15/17	1,710	1,805
	Ford Motor Credit Co. LLC	2.145%	1/9/18	335	338
	Ford Motor Credit Co. LLC	2.375%	1/16/18	365	370
	Ford Motor Credit Co. LLC	5.000%	5/15/18	1,715	1,816
	Ford Motor Credit Co. LLC	2.240%	6/15/18	350	354
[10]	Ford Motor Credit Co. LLC	4.050%	12/10/18	1,280	974
	Ford Motor Credit Co. LLC	2.375%	3/12/19	115	117
	Ford Motor Credit Co. LLC	2.597%	11/4/19	320	327
	Ford Motor Credit Co. LLC	2.459%	3/27/20	465	469
[10]	Ford Motor Credit Co. LLC	3.588%	6/2/20	1,024	765
	Ford Motor Credit Co. LLC	3.157%	8/4/20	340	351
	Ford Motor Credit Co. LLC	3.200%	1/15/21	335	344
	Ford Motor Credit Co. LLC	3.336%	3/18/21	970	1,007
	General Motors Co.	3.500%	10/2/18	885	910

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	General Motors Financial Co. Inc.	2.625%	7/10/17	475	479
	General Motors Financial Co. Inc.	4.750%	8/15/17	25	26
	General Motors Financial Co. Inc.	3.250%	5/15/18	1,535	1,564
	General Motors Financial Co. Inc.	6.750%	6/1/18	1,160	1,257
	General Motors Financial Co. Inc.	3.100%	1/15/19	130	132
	General Motors Financial Co. Inc.	2.400%	5/9/19	830	831
	General Motors Financial Co. Inc.	3.500%	7/10/19	450	464
	General Motors Financial Co. Inc.	3.200%	7/13/20	935	934
	General Motors Financial Co. Inc.	3.700%	11/24/20	580	596
	General Motors Financial Co. Inc.	4.200%	3/1/21	485	509
[6]	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	415	419
[6]	Harley-Davidson Financial Services Inc.	1.550%	11/17/17	85	85
[6]	Harley-Davidson Financial Services Inc.	2.400%	9/15/19	235	242
[6]	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	255	260
[6]	Harley-Davidson Funding Corp.	6.800%	6/15/18	90	99
[6]	Hyundai Capital America	4.000%	6/8/17	193	198
	Lowe’s Cos. Inc.	1.625%	4/15/17	1,016	1,022
	Lowe’s Cos. Inc.	1.150%	4/15/19	295	295
	Lowe’s Cos. Inc.	4.625%	4/15/20	460	506
	Macy’s Retail Holdings Inc.	5.900%	12/1/16	282	288
	Macy’s Retail Holdings Inc.	7.450%	7/15/17	175	186
	Macy’s Retail Holdings Inc.	3.450%	1/15/21	485	499
	Marriott International Inc.	6.375%	6/15/17	255	267
	Marriott International Inc.	3.000%	3/1/19	300	310
	MasterCard Inc.	2.000%	4/1/19	225	230
	McDonald’s Corp.	2.100%	12/7/18	290	296
	McDonald’s Corp.	2.750%	12/9/20	485	506
[6]	Nissan Motor Acceptance Corp.	2.000%	3/8/19	775	784
	Nordstrom Inc.	6.250%	1/15/18	264	282
	PACCAR Financial Corp.	1.750%	8/14/18	160	162
	PACCAR Financial Corp.	2.200%	9/15/19	450	462
	PACCAR Financial Corp.	2.500%	8/14/20	70	72
[8]	Priceline Group Inc.	1.800%	3/3/27	500	524
	QVC Inc.	3.125%	4/1/19	230	236
	Smithsonian Institute Washington DC
	GO	3.434%	9/1/23	150	163
	Starbucks Corp.	2.100%	2/4/21	310	319
	TJX Cos. Inc.	6.950%	4/15/19	325	375
	TJX Cos. Inc.	2.750%	6/15/21	660	697
	Toyota Motor Credit Corp.	1.450%	1/12/18	650	655
	Toyota Motor Credit Corp.	1.550%	7/13/18	400	404
	Toyota Motor Credit Corp.	2.000%	10/24/18	255	260
	Toyota Motor Credit Corp.	2.100%	1/17/19	470	480
	Toyota Motor Credit Corp.	2.125%	7/18/19	985	1,010
	Toyota Motor Credit Corp.	1.900%	4/8/21	400	405
	VF Corp.	5.950%	11/1/17	140	149
	Visa Inc.	1.200%	12/14/17	830	834
	Visa Inc.	2.200%	12/14/20	2,070	2,132
[6]	Volkswagen Group of America Finance
	LLC	1.250%	5/23/17	815	813
[6]	Volkswagen Group of America Finance
	LLC	1.600%	11/20/17	200	200
[6]	Volkswagen Group of America Finance
	LLC	1.650%	5/22/18	200	200
[6]	Volkswagen Group of America Finance
	LLC	2.125%	5/23/19	290	293
	Wal-Mart Stores Inc.	5.800%	2/15/18	565	611
	Wal-Mart Stores Inc.	3.625%	7/8/20	715	782
	Wal-Mart Stores Inc.	3.250%	10/25/20	457	494
	Walgreens Boots Alliance Inc.	1.750%	5/30/18	440	444
[9]	Walgreens Boots Alliance Inc.	2.875%	11/20/20	181	247
	Walgreens Boots Alliance Inc.	2.600%	6/1/21	470	479
	Walgreens Boots Alliance Inc.	3.100%	6/1/23	165	168
[6]	Wesfarmers Ltd.	1.874%	3/20/18	425	427

	Consumer Noncyclical (6.0%)
	AbbVie Inc.	1.800%	5/14/18	3,140	3,160
	AbbVie Inc.	2.000%	11/6/18	415	419
	AbbVie Inc.	2.500%	5/14/20	2,270	2,321
	AbbVie Inc.	2.300%	5/14/21	710	716
	Actavis Funding SCS	2.350%	3/12/18	1,400	1,418

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Actavis Funding SCS	2.450%	6/15/19	235	238
	Actavis Funding SCS	3.000%	3/12/20	3,610	3,718
	Actavis Inc.	1.875%	10/1/17	512	515
	Actavis Inc.	6.125%	8/15/19	235	263
	Agilent Technologies Inc.	6.500%	11/1/17	99	105
	Agilent Technologies Inc.	5.000%	7/15/20	565	625
	Allergan Inc.	1.350%	3/15/18	200	199
	Altria Group Inc.	9.250%	8/6/19	1,714	2,112
	Altria Group Inc.	2.625%	1/14/20	830	862
	Altria Group Inc.	4.750%	5/5/21	465	530
	AmerisourceBergen Corp.	3.500%	11/15/21	300	321
	Amgen Inc.	5.850%	6/1/17	1,413	1,472
	Amgen Inc.	5.700%	2/1/19	185	205
	Anheuser-Busch Cos. LLC	5.050%	10/15/16	125	126
	Anheuser-Busch Cos. LLC	5.600%	3/1/17	100	103
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	150	160
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	65	65
	Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	1,200	1,220
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	415	424
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	4,730	4,901
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	650	695
[8]	Anheuser-Busch InBev SA/NV	3.250%	1/24/33	100	139
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	750	868
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	1,150	1,300
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	100	102
	AstraZeneca plc	2.375%	11/16/20	200	204
	Baxalta Inc.	2.875%	6/23/20	1,505	1,529
[6]	Bayer US Finance LLC	1.500%	10/6/17	475	476
[6]	Bayer US Finance LLC	2.375%	10/8/19	1,185	1,211
	Biogen Inc.	6.875%	3/1/18	120	131
	Biogen Inc.	2.900%	9/15/20	2,255	2,350
	Boston Scientific Corp.	2.650%	10/1/18	540	552
	Boston Scientific Corp.	2.850%	5/15/20	400	414
[8]	Bunge Finance Europe BV	1.850%	6/16/23	1,000	1,122
	Cardinal Health Inc.	1.900%	6/15/17	170	171
	Cardinal Health Inc.	1.700%	3/15/18	495	498
[6]	Cargill Inc.	1.900%	3/1/17	605	609
[6]	Cargill Inc.	6.000%	11/27/17	300	320
[6]	Cargill Inc.	7.350%	3/6/19	500	578
[6]	Cargill Inc.	3.250%	11/15/21	250	265
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	100	102
	Clorox Co.	5.950%	10/15/17	120	128
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	600	610
	ConAgra Foods Inc.	5.819%	6/15/17	74	77
	ConAgra Foods Inc.	1.900%	1/25/18	1,165	1,173
	ConAgra Foods Inc.	2.100%	3/15/18	68	69
	ConAgra Foods Inc.	7.000%	4/15/19	21	24
	ConAgra Foods Inc.	4.950%	8/15/20	141	156
	ConAgra Foods Inc.	3.200%	1/25/23	451	465
	Constellation Brands Inc.	3.875%	11/15/19	250	263
	Constellation Brands Inc.	3.750%	5/1/21	120	124
	Constellation Brands Inc.	4.750%	12/1/25	85	90
	Covidien International Finance SA	6.000%	10/15/17	1,218	1,296
	Danaher Corp.	5.400%	3/1/19	520	578
	Danaher Corp.	2.400%	9/15/20	480	501
	Danaher Corp.	3.900%	6/23/21	525	579
[8]	DH Europe Finance SA	1.700%	1/4/22	100	118
[8]	DH Europe Finance SA	2.500%	7/8/25	400	500
	Diageo Capital plc	1.125%	4/29/18	170	170
	Edwards Lifesciences Corp.	2.875%	10/15/18	600	617
	Express Scripts Holding Co.	3.300%	2/25/21	300	316
	Express Scripts Holding Co.	3.000%	7/15/23	400	401
	General Mills Inc.	5.700%	2/15/17	219	225
	General Mills Inc.	5.650%	2/15/19	300	334
	Gilead Sciences Inc.	2.550%	9/1/20	1,400	1,450
	Gilead Sciences Inc.	4.500%	4/1/21	410	458
	Gilead Sciences Inc.	4.400%	12/1/21	820	926
	Hershey Co.	1.600%	8/21/18	560	568
	Ingredion Inc.	1.800%	9/25/17	144	145
	JM Smucker Co.	1.750%	3/15/18	600	605
	JM Smucker Co.	2.500%	3/15/20	330	340

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Kellogg Co.	3.250%	4/1/26	250	257
	Kraft Foods Group Inc.	2.250%	6/5/17	228	230
	Kraft Foods Group Inc.	6.125%	8/23/18	291	320
[6]	Kraft Heinz Foods Co.	3.950%	7/15/25	100	109
[6]	Kraft Heinz Foods Co.	3.000%	6/1/26	225	228
[6]	Kraft Heinz Foods Co.	4.375%	6/1/46	200	210
	Kroger Co.	1.200%	10/17/16	160	160
	Kroger Co.	2.200%	1/15/17	185	186
	Kroger Co.	6.800%	12/15/18	150	168
	Kroger Co.	2.000%	1/15/19	300	304
	Kroger Co.	2.300%	1/15/19	760	775
	Kroger Co.	6.150%	1/15/20	250	287
	Kroger Co.	2.600%	2/1/21	450	467
	Kroger Co.	2.950%	11/1/21	240	251
	Laboratory Corp. of America Holdings	2.625%	2/1/20	235	240
	McCormick & Co. Inc.	3.900%	7/15/21	100	110
	McKesson Corp.	5.700%	3/1/17	150	154
	McKesson Corp.	2.284%	3/15/19	750	767
	Mead Johnson Nutrition Co.	3.000%	11/15/20	500	522
	Medco Health Solutions Inc.	7.125%	3/15/18	805	879
	Medtronic Inc.	1.500%	3/15/18	675	681
	Medtronic Inc.	2.500%	3/15/20	1,940	2,012
	Medtronic Inc.	3.150%	3/15/22	500	533
	Medtronic Inc.	3.625%	3/15/24	100	110
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	180	200
[8]	Molson Coors Brewing Co.	1.250%	7/15/24	300	332
	Mondelez International Inc.	2.250%	2/1/19	495	507
[8]	Mondelez International Inc.	1.000%	3/7/22	124	139
[8]	Mondelez International Inc.	1.625%	3/8/27	100	110
[6]	Mylan NV	3.000%	12/15/18	730	742
[6]	Mylan NV	3.150%	6/15/21	1,425	1,439
	Newell Brands Inc.	2.600%	3/29/19	500	513
	Newell Brands Inc.	3.150%	4/1/21	400	417
	Newell Brands Inc.	3.850%	4/1/23	500	531
	Newell Brands Inc.	5.375%	4/1/36	100	115
	Newell Brands Inc.	5.500%	4/1/46	200	238
	PepsiCo Inc.	5.000%	6/1/18	330	355
	PepsiCo Inc.	7.900%	11/1/18	320	370
	PepsiCo Inc.	2.250%	1/7/19	100	103
	PepsiCo Inc.	4.500%	1/15/20	400	443
	PepsiCo Inc.	1.850%	4/30/20	1,150	1,167
	Perrigo Co. plc	2.300%	11/8/18	355	358
	Pharmacia Corp.	6.500%	12/1/18	200	225
	Philip Morris International Inc.	1.125%	8/21/17	125	125
	Quest Diagnostics Inc.	2.700%	4/1/19	465	478
	Reynolds American Inc.	3.500%	8/4/16	335	336
	Reynolds American Inc.	8.125%	6/23/19	1,216	1,443
	Reynolds American Inc.	3.250%	6/12/20	383	405
[6]	Roche Holdings Inc.	2.250%	9/30/19	705	729
	Sanofi	1.250%	4/10/18	635	639
	St. Jude Medical Inc.	2.800%	9/15/20	500	517
	Stryker Corp.	1.300%	4/1/18	282	282
	Stryker Corp.	2.000%	3/8/19	500	507
	Stryker Corp.	2.625%	3/15/21	700	724
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	870	874
	Thermo Fisher Scientific Inc.	2.150%	12/14/18	400	405
	Tyson Foods Inc.	2.650%	8/15/19	1,755	1,806
	Tyson Foods Inc.	4.500%	6/15/22	250	279
	Wyeth LLC	5.450%	4/1/17	80	83
	Zoetis Inc.	1.875%	2/1/18	35	35
	Zoetis Inc.	3.450%	11/13/20	290	302

	Energy (4.3%)
	Anadarko Petroleum Corp.	6.375%	9/15/17	333	350
	Anadarko Petroleum Corp.	4.850%	3/15/21	550	584
	Anadarko Petroleum Corp.	3.450%	7/15/24	200	195
	Anadarko Petroleum Corp.	6.600%	3/15/46	200	241
	BP Capital Markets plc	2.248%	11/1/16	735	738
	BP Capital Markets plc	1.846%	5/5/17	725	729
	BP Capital Markets plc	1.375%	11/6/17	550	552
	BP Capital Markets plc	1.375%	5/10/18	2,075	2,079

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	BP Capital Markets plc	2.241%	9/26/18	705	719
[10]	BP Capital Markets plc	4.750%	11/15/18	550	426
	BP Capital Markets plc	4.750%	3/10/19	730	791
	BP Capital Markets plc	1.676%	5/3/19	250	252
	BP Capital Markets plc	2.237%	5/10/19	500	513
	BP Capital Markets plc	2.315%	2/13/20	1,350	1,381
	BP Capital Markets plc	4.500%	10/1/20	600	664
	BP Capital Markets plc	3.062%	3/17/22	250	261
	BP Capital Markets plc	3.814%	2/10/24	300	322
	Chevron Corp.	1.104%	12/5/17	300	301
	Chevron Corp.	1.365%	3/2/18	875	880
	Chevron Corp.	1.718%	6/24/18	1,060	1,070
	Chevron Corp.	4.950%	3/3/19	700	767
	Chevron Corp.	2.193%	11/15/19	200	205
	Chevron Corp.	1.961%	3/3/20	1,095	1,109
	Chevron Corp.	2.427%	6/24/20	600	620
	Chevron Corp.	2.419%	11/17/20	1,500	1,546
	ConocoPhillips	5.750%	2/1/19	350	385
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	780	790
	ConocoPhillips Co.	4.200%	3/15/21	1,870	2,021
	ConocoPhillips Co.	2.875%	11/15/21	250	255
	ConocoPhillips Co.	4.950%	3/15/26	250	283
	Devon Energy Corp.	4.000%	7/15/21	470	476
	Devon Energy Corp.	3.250%	5/15/22	300	291
	Dominion Gas Holdings LLC	2.500%	12/15/19	500	510
	Dominion Gas Holdings LLC	2.800%	11/15/20	300	310
	Dominion Gas Holdings LLC	3.550%	11/1/23	300	317
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	250	257
	Enbridge Energy Partners LP	4.375%	10/15/20	25	26
[3]	Enbridge Energy Partners LP	8.050%	10/1/77	30	23
	Energy Transfer Partners LP	6.125%	2/15/17	515	529
	Energy Transfer Partners LP	2.500%	6/15/18	450	448
	Energy Transfer Partners LP	6.700%	7/1/18	990	1,053
	Energy Transfer Partners LP	4.150%	10/1/20	1,221	1,239
	Energy Transfer Partners LP	4.650%	6/1/21	545	564
	Energy Transfer Partners LP	5.200%	2/1/22	195	206
	Enterprise Products Operating LLC	1.650%	5/7/18	810	813
	Enterprise Products Operating LLC	6.500%	1/31/19	25	28
	Enterprise Products Operating LLC	2.550%	10/15/19	70	72
	Enterprise Products Operating LLC	5.250%	1/31/20	430	478
	Enterprise Products Operating LLC	5.200%	9/1/20	615	691
	EOG Resources Inc.	5.875%	9/15/17	50	53
	EOG Resources Inc.	5.625%	6/1/19	425	469
	EOG Resources Inc.	2.450%	4/1/20	300	304
	EOG Resources Inc.	4.400%	6/1/20	1,050	1,138
	EOG Resources Inc.	4.100%	2/1/21	250	271
	EOG Resources Inc.	2.625%	3/15/23	200	199
	Exxon Mobil Corp.	1.912%	3/6/20	800	816
	Exxon Mobil Corp.	4.114%	3/1/46	85	96
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	370	370
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	125	140
	Kinder Morgan Energy Partners LP	6.500%	4/1/20	425	469
	Kinder Morgan Energy Partners LP	5.300%	9/15/20	125	134
	Kinder Morgan Inc.	7.000%	6/15/17	570	594
	Kinder Morgan Inc.	7.250%	6/1/18	550	595
	Kinder Morgan Inc.	3.050%	12/1/19	200	202
	Marathon Oil Corp.	5.900%	3/15/18	315	328
	Marathon Oil Corp.	2.700%	6/1/20	600	564
	Nabors Industries Inc.	2.350%	9/15/16	400	399
	Nabors Industries Inc.	6.150%	2/15/18	460	469
	Occidental Petroleum Corp.	1.500%	2/15/18	1,140	1,144
	Occidental Petroleum Corp.	2.600%	4/15/22	805	825
	Occidental Petroleum Corp.	3.400%	4/15/26	120	127
	ONEOK Partners LP	2.000%	10/1/17	25	25
	ONEOK Partners LP	3.200%	9/15/18	280	283
	Petro-Canada	6.050%	5/15/18	115	124
	Phillips 66	2.950%	5/1/17	1,035	1,050
	Pioneer Natural Resources Co.	6.650%	3/15/17	120	124
	Pioneer Natural Resources Co.	6.875%	5/1/18	225	243
	Pioneer Natural Resources Co.	3.450%	1/15/21	600	619

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Plains All American Pipeline LP /
	PAA Finance Corp.	5.000%	2/1/21	145	153
	Shell International Finance BV	5.200%	3/22/17	375	386
	Shell International Finance BV	1.900%	8/10/18	100	102
	Shell International Finance BV	1.625%	11/10/18	500	505
	Shell International Finance BV	2.000%	11/15/18	325	330
	Shell International Finance BV	1.375%	5/10/19	850	853
	Shell International Finance BV	4.300%	9/22/19	750	815
	Shell International Finance BV	2.125%	5/11/20	1,300	1,324
	Shell International Finance BV	2.250%	11/10/20	1,250	1,280
	Shell International Finance BV	1.875%	5/10/21	1,500	1,506
	Shell International Finance BV	4.000%	5/10/46	200	205
[6]	Southern Natural Gas Co. LLC	5.900%	4/1/17	270	277
	Southern Natural Gas Co. LLC /
	Southern Natural Issuing Corp.	4.400%	6/15/21	155	162
	Spectra Energy Partners LP	2.950%	9/25/18	230	235
	Sunoco Logistics Partners Operations
	LP	4.400%	4/1/21	585	613
	Total Capital Canada Ltd.	1.450%	1/15/18	1,045	1,052
	Total Capital International SA	1.500%	2/17/17	615	616
	Total Capital International SA	1.550%	6/28/17	485	487
	Total Capital International SA	2.125%	1/10/19	980	999
	Total Capital International SA	2.100%	6/19/19	400	410
[10]	Total Capital International SA	4.250%	11/26/21	134	105
	Total Capital SA	2.125%	8/10/18	275	281
	Total Capital SA	4.450%	6/24/20	450	498
	Transocean Inc.	6.800%	12/15/16	1,415	1,436
	Transocean Inc.	3.750%	10/15/17	1,555	1,563
	Williams Partners LP	5.250%	3/15/20	350	359
	Williams Partners LP	4.000%	11/15/21	100	97
[6]	Woodside Finance Ltd.	8.750%	3/1/19	250	288

	Other Industrial (0.5%)
[8]	CK Hutchison Finance 16 Ltd.	1.250%	4/6/23	200	221
[8]	Fluor Corp.	1.750%	3/21/23	900	1,042
[8]	Hutchison Whampoa Europe Finance
	12 Ltd.	3.625%	6/6/22	222	283
[6]	Hutchison Whampoa Finance CI Ltd.	7.450%	8/1/17	255	272
[6]	Hutchison Whampoa International 09
	Ltd.	7.625%	4/9/19	2,990	3,454
[6]	Hutchison Whampoa International 14
	Ltd.	1.625%	10/31/17	970	974

	Technology (2.9%)
	Adobe Systems Inc.	4.750%	2/1/20	475	526
	Altera Corp.	2.500%	11/15/18	1,205	1,244
	Amphenol Corp.	2.550%	1/30/19	200	204
	Apple Inc.	1.300%	2/23/18	365	367
	Apple Inc.	1.000%	5/3/18	325	326
	Apple Inc.	1.700%	2/22/19	205	209
	Apple Inc.	2.100%	5/6/19	2,015	2,073
[5,10] Apple Inc.		2.638%	8/28/19	1,160	860
[10]	Apple Inc.	2.850%	8/28/19	860	646
	Apple Inc.	1.550%	2/7/20	465	467
	Apple Inc.	2.000%	5/6/20	615	630
	Apple Inc.	2.250%	2/23/21	2,400	2,470
	Apple Inc.	2.850%	5/6/21	875	925
	Applied Materials Inc.	2.625%	10/1/20	580	603
	Autodesk Inc.	3.125%	6/15/20	280	288
	Baidu Inc.	2.250%	11/28/17	385	389
	Baidu Inc.	3.250%	8/6/18	825	846
	Baidu Inc.	2.750%	6/9/19	425	432
	CA Inc.	3.600%	8/1/20	255	266
	Cisco Systems Inc.	2.125%	3/1/19	815	837
	Cisco Systems Inc.	4.450%	1/15/20	650	718
	Cisco Systems Inc.	2.450%	6/15/20	215	224
	Cisco Systems Inc.	2.200%	2/28/21	1,090	1,123
	Corning Inc.	6.625%	5/15/19	135	152
	Corning Inc.	4.250%	8/15/20	70	76
[6]	Diamond 1 Finance Corp / Diamond 2
	Finance Corp	5.875%	6/15/21	245	250

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6]	Diamond 1 Finance Corp / Diamond 2
	Finance Corp	7.125%	6/15/24	245	256
[6]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp	3.480%	6/1/19	1,910	1,954
[6]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp	4.420%	6/15/21	1,655	1,701
[6]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp	8.100%	7/15/36	160	172
[6]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	8.350%	7/15/46	160	172
	EMC Corp.	1.875%	6/1/18	490	482
	EMC Corp.	2.650%	6/1/20	490	468
	Equifax Inc.	6.300%	7/1/17	120	126
	Equifax Inc.	2.300%	6/1/21	170	172
	Fidelity National Information Services
	Inc.	1.450%	6/5/17	445	444
	Fidelity National Information Services
	Inc.	2.000%	4/15/18	70	71
	Fidelity National Information Services
	Inc.	2.850%	10/15/18	1,175	1,206
	Fidelity National Information Services
	Inc.	3.625%	10/15/20	1,500	1,586
	Fiserv Inc.	2.700%	6/1/20	295	307
[6]	Hewlett Packard Enterprise Co.	2.450%	10/5/17	960	972
[6]	Hewlett Packard Enterprise Co.	2.850%	10/5/18	1,125	1,150
[6]	Hewlett Packard Enterprise Co.	3.600%	10/15/20	1,480	1,545
	Intel Corp.	1.950%	10/1/16	250	251
	Intel Corp.	1.350%	12/15/17	677	681
[10]	Intel Corp.	3.250%	12/1/19	400	304
	Intel Corp.	2.450%	7/29/20	475	493
	Intel Corp.	1.700%	5/19/21	355	359
	Intel Corp.	3.300%	10/1/21	65	70
	International Business Machines Corp.	5.700%	9/14/17	691	730
	International Business Machines Corp.	7.625%	10/15/18	155	177
	KLA-Tencor Corp.	2.375%	11/1/17	335	338
	KLA-Tencor Corp.	3.375%	11/1/19	90	93
	Lam Research Corp.	2.750%	3/15/20	580	594
	Oracle Corp.	2.375%	1/15/19	1,640	1,688
	Oracle Corp.	5.000%	7/8/19	400	444
	Oracle Corp.	2.250%	10/8/19	760	783
	Pitney Bowes Inc.	5.750%	9/15/17	20	21
	Pitney Bowes Inc.	5.600%	3/15/18	120	127
	Seagate HDD Cayman	3.750%	11/15/18	340	340
	Total System Services Inc.	3.800%	4/1/21	610	646
	Tyco Electronics Group SA	6.550%	10/1/17	205	218
	Tyco Electronics Group SA	2.375%	12/17/18	350	353
	Tyco Electronics Group SA	2.350%	8/1/19	455	462
	Xilinx Inc.	2.125%	3/15/19	490	497

	Transportation (1.3%)
[3,6] AA Aircraft Financing 2013-1 LLC		6.500%	11/1/17	413	413
[3,6] American Airlines 2013-2 Class A
	Pass Through Trust	3.596%	11/1/19	565	559
[3,6] American Airlines 2016-2 Class B
	Pass Through Trust	4.375%	6/15/24	450	450
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	200	217
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	600	668
	Canadian National Railway Co.	5.850%	11/15/17	370	394
[3]	Continental Airlines 1997-4 Class A
	Pass Through Trust	6.900%	7/2/19	43	44
[3]	Continental Airlines 1998-1 Class A
	Pass Through Trust	6.648%	3/15/19	15	15
[3]	Continental Airlines 1998-1 Class B
	Pass Through Trust	6.748%	9/15/18	86	88
[3]	Continental Airlines 1999-1 Class B
	Pass Through Trust	6.795%	2/2/20	9	10
[3]	Continental Airlines 2000-1 Class A-1
	Pass Through Trust	8.048%	11/1/20	94	103
[3]	Continental Airlines 2005-ERJ1 Pass
	Through Trust	9.798%	10/1/22	282	311

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	Continental Airlines 2012-2 Class B
	Pass Through Trust	5.500%	4/29/22	58	60
	Continental Airlines 2012-3 Class C
	Pass Thru Certificates	6.125%	4/29/18	1,235	1,294
[3,12] Delta Air Lines 2002-1 Class G-1 Pass
	Through Trust	6.718%	7/2/24	534	606
[3]	Delta Air Lines 2007-1 Class A Pass
	Through Trust	6.821%	2/10/24	893	1,038
[3]	Delta Air Lines 2007-1 Class B Pass
	Through Trust	8.021%	8/10/22	250	285
[3]	Delta Air Lines 2009-1 Class A Pass
	Through Trust	7.750%	6/17/21	565	639
[3]	Delta Air Lines 2010-1 Class A Pass
	Through Trust	6.200%	1/2/20	307	327
[3]	Delta Air Lines 2010-2 Class A Pass
	Through Trust	4.950%	11/23/20	107	112
[3]	Delta Air Lines 2012-1 Class A Pass
	Through Trust	4.750%	11/7/21	59	62
[6]	ERAC USA Finance LLC	6.375%	10/15/17	795	843
[6]	ERAC USA Finance LLC	2.800%	11/1/18	430	439
[6]	ERAC USA Finance LLC	2.350%	10/15/19	285	290
[6]	HPHT Finance 15 Ltd.	2.250%	3/17/18	695	699
	JB Hunt Transport Services Inc.	2.400%	3/15/19	120	122
[3,5,12] JetBlue Airways 2004-2 G-2 Pass
	Through Trust	1.076%	5/15/18	220	219
[6]	Kansas City Southern	2.350%	5/15/20	230	220
[3]	Northwest Airlines 2007-1 Class B
	Pass Through Trust	8.028%	11/1/17	527	563
[10]	Qantas Airways Ltd.	7.500%	6/11/21	1,250	1,058
[3]	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.650%	8/1/22	326	361
[3]	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	123	139
[3]	Spirit Airlines 2015-1 Pass Through
	Trust B	4.450%	10/1/25	350	348
[3]	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	504	533
	Union Pacific Corp.	5.750%	11/15/17	225	239
	Union Pacific Corp.	5.700%	8/15/18	710	778
	Union Pacific Corp.	2.250%	2/15/19	385	395
	Union Pacific Corp.	1.800%	2/1/20	200	203
	Union Pacific Corp.	2.250%	6/19/20	575	591
	United Continental Holdings Inc.	6.375%	6/1/18	140	147
	United Parcel Service of America Inc.	8.375%	4/1/20	950	1,189
[3]	US Airways 2001-1C Pass Through
	Trust	7.346%	9/20/23	177	192
[6]	WestJet Airlines Ltd.	3.500%	6/16/21	820	825
339,733
Utilities (2.8%)
	Electric (2.6%)
	Arizona Public Service Co.	8.750%	3/1/19	691	819
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	910	981
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	890	905
	Berkshire Hathaway Energy Co.	2.400%	2/1/20	400	411
[6]	Cleco Corporate Holdings LLC	3.743%	5/1/26	490	505
[6]	Cleco Corporate Holdings LLC	4.973%	5/1/46	45	47
	CMS Energy Corp.	5.050%	2/15/18	1,105	1,170
	CMS Energy Corp.	6.250%	2/1/20	225	259
	Commonwealth Edison Co.	5.950%	8/15/16	255	256
	Commonwealth Edison Co.	1.950%	9/1/16	130	130
	Commonwealth Edison Co.	6.150%	9/15/17	705	748
	Commonwealth Edison Co.	5.800%	3/15/18	880	951
	Commonwealth Edison Co.	2.150%	1/15/19	160	163
	Commonwealth Edison Co.	4.000%	8/1/20	570	622
	Commonwealth Edison Co.	3.400%	9/1/21	210	227
[6]	EDP Finance BV	6.000%	2/2/18	1,727	1,822
[6]	EDP Finance BV	4.900%	10/1/19	940	996
[6]	EDP Finance BV	4.125%	1/15/20	1,165	1,200
[6]	Emera US Finance LP	2.150%	6/15/19	465	471
[6]	Emera US Finance LP	2.700%	6/15/21	285	290
[6]	Emera US Finance LP	3.550%	6/15/26	225	230
[6]	Emera US Finance LP	4.750%	6/15/46	370	378

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Exelon Corp.	1.550%	6/9/17	600	601
	Exelon Corp.	2.850%	6/15/20	510	527
	Exelon Corp.	2.450%	4/15/21	125	127
	Exelon Corp.	3.950%	6/15/25	240	259
	FirstEnergy Corp.	2.750%	3/15/18	555	562
	FirstEnergy Corp.	4.250%	3/15/23	655	676
[6]	FirstEnergy Transmission LLC	4.350%	1/15/25	690	731
[3,6] FPL Energy Marcus Hook LP		7.590%	7/10/18	381	406
	Georgia Power Co.	5.400%	6/1/18	185	199
	Georgia Power Co.	1.950%	12/1/18	650	661
	Georgia Power Co.	2.400%	4/1/21	500	517
	LG&E & KU Energy LLC	3.750%	11/15/20	325	349
	MidAmerican Energy Co.	5.950%	7/15/17	340	357
	MidAmerican Energy Co.	5.300%	3/15/18	893	955
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	715	739
	Nevada Power Co.	6.500%	5/15/18	771	846
	Nevada Power Co.	6.500%	8/1/18	225	249
	Oncor Electric Delivery Co. LLC	5.000%	9/30/17	610	637
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	55	61
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	170	216
	Pacific Gas & Electric Co.	5.625%	11/30/17	1,220	1,295
	Pacific Gas & Electric Co.	8.250%	10/15/18	770	888
	Pacific Gas & Electric Co.	3.500%	10/1/20	1,315	1,416
	Pacific Gas & Electric Co.	4.250%	5/15/21	360	399
	Pacific Gas & Electric Co.	3.250%	9/15/21	185	198
	PacifiCorp	5.650%	7/15/18	490	536
	PacifiCorp	5.500%	1/15/19	114	126
	PacifiCorp	3.850%	6/15/21	100	110
	SCANA Corp.	4.750%	5/15/21	185	198
	South Carolina Electric & Gas Co.	5.250%	11/1/18	30	33
	South Carolina Electric & Gas Co.	6.500%	11/1/18	294	328
	Southern Co.	1.550%	7/1/18	1,000	1,007
	Southern Co.	1.850%	7/1/19	1,180	1,195
	Southern Co.	2.750%	6/15/20	420	436
	Southern Co.	2.350%	7/1/21	2,000	2,039
[8]	Southern Power Co.	1.000%	6/20/22	300	335
	Southwestern Electric Power Co.	5.875%	3/1/18	245	262
	Southwestern Electric Power Co.	6.450%	1/15/19	1,215	1,356

	Natural Gas (0.2%)
	Sempra Energy	2.300%	4/1/17	945	952
	Sempra Energy	6.150%	6/15/18	580	631
	Sempra Energy	2.400%	3/15/20	235	238
	Sempra Energy	2.850%	11/15/20	230	238
					37,472
Total Corporate Bonds (Cost $715,906)					726,177
Sovereign Bonds (U.S. Dollar-Denominated) (6.7%)
	Abu Dhabi National Energy Co. PJSC	4.125%	3/13/17	200	203
[6]	Avi Funding Co Ltd.	2.850%	9/16/20	275	279
[6]	Banco de Costa Rica	5.250%	8/12/18	200	206
[6]	Banco del Estado de Chile	2.000%	11/9/17	200	200
[6]	Banco Latinoamericano de Comercio
	Exterior SA	3.750%	4/4/17	100	102
	Banco Latinoamericano de Comercio
	Exterior SA	3.750%	4/4/17	950	964
[6]	Banco Nacional de Desenvolvimento
	Economico e Social	3.375%	9/26/16	100	100
	Banco Nacional de Desenvolvimento
	Economico e Social	6.369%	6/16/18	170	178
[6]	Bank Nederlandse Gemeenten NV	0.875%	2/21/17	500	499
[6]	Bank Nederlandse Gemeenten NV	1.125%	5/25/18	730	733
[6]	Bank Nederlandse Gemeenten NV	2.500%	1/23/23	50	52
[6]	Banque Ouest Africaine de
	Developpement	5.500%	5/6/21	200	207
[6]	Bermuda	4.138%	1/3/23	200	205
[6]	Bermuda	4.854%	2/6/24	200	214
[6]	Caisse d’Amortissement de la Dette
	Sociale	1.375%	1/29/18	125	126
[6]	Caixa Economica Federal	2.375%	11/6/17	125	123

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6]	CDP Financial Inc.	4.400%	11/25/19	250	275
[6]	CDP Financial Inc.	3.150%	7/24/24	670	717
[6]	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	200	210
	CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	825	826
[6]	CNPC General Capital Ltd.	2.750%	4/19/17	125	126
[6]	CNPC General Capital Ltd.	2.750%	5/14/19	235	239
	Corp. Andina de Fomento	5.750%	1/12/17	100	102
	Corp. Andina de Fomento	7.790%	3/1/17	230	239
	Corp. Andina de Fomento	1.500%	8/8/17	210	210
	Corp. Andina de Fomento	4.375%	6/15/22	750	834
[6]	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	150	160
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	200	212
[6]	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	400	423
[6]	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	525	521
	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	200	198
[13]	Development Bank of Japan Inc.	5.125%	2/1/17	200	205
[6,14] Dexia Credit Local SA		1.250%	10/18/16	300	300
	Ecopetrol SA	5.875%	9/18/23	350	361
	Ecopetrol SA	7.375%	9/18/43	60	60
[6]	Electricite de France SA	1.150%	1/20/17	1,390	1,388
[6]	Electricite de France SA	2.150%	1/22/19	810	825
[10]	Emirates NBD PJSC	5.750%	5/8/19	300	234
[6]	Export Credit Bank of Turkey	5.375%	2/8/21	450	462
	Export-Import Bank of Korea	3.750%	10/20/16	705	710
	Export-Import Bank of Korea	4.000%	1/11/17	3,645	3,699
	Export-Import Bank of Korea	2.875%	9/17/18	300	308
	Export-Import Bank of Korea	5.125%	6/29/20	500	562
[6]	Federation of Malaysia	2.991%	7/6/16	125	125
[3]	Federative Republic of Brazil	8.000%	1/15/18	390	408
[6]	Fondo MIVIVIENDA SA	3.375%	4/2/19	500	513
	Fondo MIVIVIENDA SA	3.375%	4/2/19	150	155
[6]	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	200	200
	Industrial & Commercial Bank of
	China Ltd.	2.351%	11/13/17	355	358
	Industrial & Commercial Bank of
	China Ltd.	3.231%	11/13/19	400	415
	International Bank for Reconstruction
	& Development	1.375%	5/24/21	1,450	1,463
[13]	Japan Bank for International
	Cooperation	2.250%	7/13/16	910	910
[13]	Japan Bank for International
	Cooperation	1.750%	7/31/18	700	707
[13]	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	250	275
	KazMunayGas National Co. JSC	9.125%	7/2/18	1,075	1,190
[6]	Kommunalbanken AS	0.875%	10/3/16	225	225
[6]	Kommunalbanken AS	1.125%	5/23/18	700	699
	Korea Development Bank	4.000%	9/9/16	200	201
	Korea Development Bank	3.250%	9/20/16	200	201
	Korea Development Bank	3.875%	5/4/17	675	690
	Korea Development Bank	2.250%	8/7/17	555	562
	Korea Development Bank	3.500%	8/22/17	575	590
	Korea Development Bank	1.500%	1/22/18	400	401
[6]	Korea Expressway Corp.	1.625%	4/28/17	200	200
	Korea Expressway Corp.	1.625%	4/28/17	200	200
	Korea Expressway Corp.	1.875%	10/22/17	515	519
	Korea Gas Corp.	2.875%	7/29/18	200	205
[6]	Korea National Oil Corp.	4.000%	10/27/16	525	530
	Korea National Oil Corp.	2.750%	1/23/19	350	359
[6]	Korea Resources Corp.	2.125%	5/2/18	125	126
[6]	Korea Western Power Co. Ltd.	2.875%	10/10/18	200	205
	Majapahit Holding BV	8.000%	8/7/19	400	457
	North American Development Bank	2.300%	10/10/18	150	153
[6]	OCP SA	5.625%	4/25/24	200	213
[6]	Ooredoo International Finance Ltd.	3.375%	10/14/16	375	377
[6]	Ooredoo International Finance Ltd.	3.250%	2/21/23	125	126
[6]	Perusahaan Penerbit SBSN Indonesia II	4.000%	11/21/18	200	207
[5]	Petrobras Global Finance BV	2.768%	1/15/19	300	271
	Petrobras Global Finance BV	3.000%	1/15/19	845	786
	Petrobras Global Finance BV	4.875%	3/17/20	479	446
	Petrobras International Finance Co. SA 6.125%		10/6/16	370	373

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Petrobras International Finance Co. SA	7.875%	3/15/19	856	883
	Petrobras International Finance Co. SA	5.750%	1/20/20	260	251
	Petrobras International Finance Co. SA	5.375%	1/27/21	220	201
	Petroleos Mexicanos	5.750%	3/1/18	6,470	6,791
	Petroleos Mexicanos	3.500%	7/18/18	205	207
[6]	Petroleos Mexicanos	5.500%	2/4/19	665	701
	Petroleos Mexicanos	8.000%	5/3/19	2,900	3,243
	Petroleos Mexicanos	5.500%	1/21/21	1,424	1,504
[6]	Petroleos Mexicanos	6.375%	2/4/21	95	103
	Province of British Columbia	1.200%	4/25/17	225	226
	Province of Manitoba	1.300%	4/3/17	775	778
	Province of New Brunswick	2.750%	6/15/18	10	10
	Province of Ontario	1.200%	2/14/18	300	301
	Province of Ontario	3.000%	7/16/18	275	286
	Province of Ontario	1.625%	1/18/19	500	507
	Province of Ontario	1.250%	6/17/19	595	599
	Province of Ontario	1.875%	5/21/20	230	235
	Province of Ontario	2.500%	4/27/26	135	139
	Quebec	3.500%	7/29/20	250	271
	Quebec	2.750%	8/25/21	715	756
	Quebec	2.625%	2/13/23	150	157
[3]	Ras Laffan Liquefied Natural Gas Co.
	Ltd. II	5.298%	9/30/20	172	183
[3,6] Ras Laffan Liquefied Natural Gas Co.
	Ltd. II	5.298%	9/30/20	95	101
	Republic of Argentina	7.000%	4/17/17	240	246
	Republic of Argentina	8.750%	6/2/17	190	198
	Republic of Argentina	7.125%	7/6/36	370	370
	Republic of Colombia	7.375%	1/27/17	1,140	1,180
	Republic of Colombia	7.375%	3/18/19	80	91
	Republic of Colombia	4.375%	7/12/21	1,100	1,175
	Republic of Croatia	6.250%	4/27/17	1,360	1,402
	Republic of Hungary	4.000%	3/25/19	800	830
	Republic of Hungary	6.250%	1/29/20	1,015	1,126
	Republic of Hungary	6.375%	3/29/21	300	341
	Republic of Indonesia	6.875%	3/9/17	115	119
	Republic of Indonesia	6.875%	1/17/18	280	301
	Republic of Indonesia	5.875%	3/13/20	940	1,045
	Republic of Indonesia	4.875%	5/5/21	725	786
[8]	Republic of Indonesia	2.875%	7/8/21	615	710
	Republic of Indonesia	3.375%	4/15/23	200	201
[8]	Republic of Indonesia	2.625%	6/14/23	380	426
[8]	Republic of Indonesia	3.375%	7/30/25	430	490
	Republic of Kazakhstan	5.125%	7/21/25	200	219
	Republic of Kazakhstan	4.875%	10/14/44	450	439
	Republic of Korea	5.125%	12/7/16	250	255
	Republic of Lithuania	7.375%	2/11/20	205	242
	Republic of Lithuania	6.125%	3/9/21	240	279
	Republic of Namibia	5.500%	11/3/21	100	105
	Republic of Poland	6.375%	7/15/19	1,580	1,790
	Republic of Poland	5.125%	4/21/21	580	651
	Republic of Poland	5.000%	3/23/22	945	1,061
[8]	Republic of Romania	2.750%	10/29/25	365	415
	Republic of Serbia	5.250%	11/21/17	200	207
[6]	Republic of Serbia	5.250%	11/21/17	530	547
[6]	Republic of Slovenia	5.250%	2/18/24	300	339
	Republic of Turkey	7.000%	9/26/16	2,135	2,163
	Republic of Turkey	7.500%	7/14/17	3,210	3,400
	Republic of Turkey	6.750%	4/3/18	2,435	2,615
	Republic of Turkey	7.000%	3/11/19	230	254
	Republic of Turkey	5.625%	3/30/21	385	419
	Republic of Turkey	4.875%	4/16/43	235	229
	SABIC Capital II BV	2.625%	10/3/18	400	405
[6]	Sinopec Group Overseas
	Development 2013 Ltd.	4.375%	10/17/23	600	649
	State Bank of India	4.125%	8/1/17	800	820
	State of Israel	5.500%	11/9/16	125	127
	State of Israel	4.000%	6/30/22	400	445
	State of Israel	2.875%	3/16/26	215	222
	Statoil ASA	1.800%	11/23/16	100	100
	Statoil ASA	3.125%	8/17/17	175	179

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Statoil ASA	1.200%	1/17/18	1,225	1,224
	Statoil ASA	2.250%	11/8/19	500	512
	Svensk Exportkredit AB	2.125%	7/13/16	600	600
	Svensk Exportkredit AB	1.750%	5/30/17	100	101
	Svensk Exportkredit AB	1.125%	4/5/18	250	251
[6]	Temasek Financial I Ltd.	4.300%	10/25/19	250	274
[6]	Turkiye Halk Bankasi AS	4.875%	7/19/17	200	204
	United Mexican States	5.625%	1/15/17	4,545	4,649
	Vnesheconombank Via VEB Finance plc	5.450%	11/22/17	100	103
Total Sovereign Bonds (Cost $89,481)					90,802
Taxable Municipal Bonds (0.3%)
	California Department of Water
	Resources Water System Revenue
	(Central Valley Project)	1.871%	12/1/19	200	204
	California GO	5.950%	3/1/18	650	702
	California GO	6.200%	10/1/19	350	404
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	1.298%	7/1/16	200	200
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	2.107%	7/1/18	150	152
	George Washington University District
	of Columbia GO	3.485%	9/15/22	200	215
	Harris County TX Toll Road Revenue	1.361%	8/15/17	250	252
	Illinois GO	5.365%	3/1/17	900	923
	Illinois GO	5.665%	3/1/18	110	116
	JobsOhio Beverage System Statewide
	Liquor Profits Revenue	2.217%	1/1/19	150	154
	Louisiana Local Government
	Environmental Facilities & Community
	Development Authority Revenue
	2010-EGSL	3.220%	2/1/21	673	686
	Louisiana Local Government
	Environmental Facilities & Community
	Development Authority Revenue
	2010-ELL	3.450%	2/1/22	350	361
[5]	Mississippi GO (Nissan North America,
	Inc. Project)	1.157%	11/1/17	300	300
	New York City NY Industrial
	Development Agency Special Facility
	Revenue (American Airlines Inc.
	John F. Kennedy International Airport
	Project)	7.500%	8/1/16	20	20
	University of California Revenue	2.054%	5/15/18	100	102
	University of California Revenue	1.745%	5/15/19	250	255
Total Taxable Municipal Bonds (Cost $4,939)					5,046

				Shares
Convertible Preferred Stocks (0.0%)
[11]	Lehman Brothers Holdings Inc. Pfd.
	(Cost $695)	7.250%		700	—
Temporary Cash Investment (1.7%)
Money Market Fund (1.7%)
[15]	Vanguard Market Liquidity Fund
	(Cost $22,704)	0.538%	22,704,347		22,704

			Notional
Amount of
Underlying				Market
Expiration			Swap	Value •
	Counterparty	Date	($000)	($000)
Credit Default Swaptions Purchased (0.0%)
Put Swaptions on CDX.
NA.IG.26.V1 5-Year Index,
Strike: 95% (Cost $11)	JPMC	7/20/16	3,640	1
Total Investments (99.9%)
(Cost $1,334,981)				1,354,140

			Contracts
Liabilities for Options Written (0.0%)
Written Options on Futures (0.0%)
Call Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $131.50 7/22/16			41	(67)
Call Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $134.00 7/22/16			5	(2)
Call Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $131.50 8/26/16			20	(39)
Put Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $129.00 7/22/16			41	(1)
Put Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $129.00 8/26/16			20	(3)
Total Options on Futures Written (Premiums Received $84)				(112)

			Notional
			Amount of
			Underlying
			Swap
			($000)
Written Swaptions on Credit Default Index (0.0%)
Call Swaptions on CDX.
NA.IG.26.V1 5-Year Index,
Strike: 82.5%	CITNA	7/20/16	2,395	(6)
Call Swaptions on CDX.
NA.IG.26.V1 5-Year Index,
Strike: 70%	CITNA	7/20/16	2,395	(1)
Put Swaptions on CDX.
NA.IG.26.V1 5-Year Index,
Strike: 120%	JPMC	7/20/16	3,640	—
Put Swaptions on CDX.
NA.IG.26.V1 5-Year Index,
Strike: 82.5%	CITNA	7/20/16	2,395	(3)
Total Credit Default Swaptions Written (Premium Received $13)				(10)
Total Liabilities on Options Written (0.0%) (Premiums Received $97)				(122)

Vanguard Short-Term Investment-Grade Portfolio

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	110
Receivables for Investment Securities Sold	6,284
Receivables for Accrued Income	8,828
Receivables for Capital Shares Issued	785
Other Assets	2,227
Total Other Assets	18,234
Liabilities
Payables for Investment Securities Purchased	(13,445)
Payables for Capital Shares Redeemed	(1,232)
Payables to Vanguard	(1,033)
Other Liabilities	(1,479)
Total Liabilities	(17,189)
Net Assets (100%)
Applicable to 127,052,588 outstanding $.001 par value shares of beneficial interest (unlimited authorization) 1,355,063
Net Asset Value Per Share	$10.67

At June 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,327,008
Undistributed Net Investment Income	11,882
Accumulated Net Realized Losses	(1,551)
Unrealized Appreciation (Depreciation)
Investment Securities	19,169
Futures Contracts	(1,134)
Options	(35)
Swap Contracts	(250)
Forward Currency Contracts	(14)
Foreign Currencies	(12)
Net Assets	1,355,063

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,279,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $1,171,000 have been segregated as initial margin for open cleared swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the aggregate value of these securities was $198,734,000, representing 14.7% of net assets.
7 Security made only partial principal and/or interest payments during the period ended June 30, 2016.
8 Face amount denominated in Euro.
9 Face amount denominated in British pounds.
10 Face amount denominated in Australian dollars.
11 Non-income-producing security—security in default.
12 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
13 Guaranteed by the Government of Japan.
14 Guaranteed by multiple countries.
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
CITNA—Citibank, N.A.
GO—General Obligation Bond.
JPMC—JPMorgan Chase Bank N.A.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Six Months Ended
June 30, 2016
($000)
Investment Income
Income
Interest[1]	14,992
Total Income	14,992
Expenses
The Vanguard Group—Note B
Investment Advisory Services	69
Management and Administrative	823
Marketing and Distribution	130
Custodian Fees	24
Shareholders’ Reports	11
Total Expenses	1,057
Net Investment Income	13,935
Realized Net Gain (Loss)
Investment Securities Sold	1,589
Futures Contracts	(2,424)
Options	20
Swap Contracts	37
Foreign Currencies and Forward
Currency Contracts	(187)
Realized Net Gain (Loss)	(965)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	28,490
Futures Contracts	(1,044)
Options	(41)
Swap Contracts	(621)
Foreign Currencies and Forward
Currency Contracts	121
Change in Unrealized Appreciation
(Depreciation)	26,905
Net Increase (Decrease) in Net Assets
Resulting from Operations	39,875
1 Interest income from an affiliated company of the portfolio was $49,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,935	24,849
Realized Net Gain (Loss)	(965)	(604)
Change in Unrealized Appreciation (Depreciation)	26,905	(9,709)
Net Increase (Decrease) in Net Assets Resulting from Operations	39,875	14,536
Distributions
Net Investment Income	(25,187)	(23,182)
Realized Capital Gain[1]	—	(235)
Total Distributions	(25,187)	(23,417)
Capital Share Transactions
Issued	148,904	260,055
Issued in Lieu of Cash Distributions	25,187	23,417
Redeemed	(137,114)	(236,243)
Net Increase (Decrease) from Capital Share Transactions	36,977	47,229
Total Increase (Decrease)	51,665	38,348
Net Assets
Beginning of Period	1,303,398	1,265,050
End of Period[2]	1,355,063	1,303,398
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $235,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $11,882,000 and $23,481,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.55	$10.63	$10.68	$10.89	$10.71	$10.97
Investment Operations
Net Investment Income	.109	.207	.187	.190	.233	.258
Net Realized and Unrealized Gain (Loss)
on Investments	.214	(.088)	(.002)	(.075)	.232	(.043)
Total from Investment Operations	.323	.119	.185	.115	.465	.215
Distributions
Dividends from Net Investment Income	(.203)	(.197)	(.180)	(.235)	(.285)	(.370)
Distributions from Realized Capital Gains	—	(.002)	(.055)	(.090)	—	(.105)
Total Distributions	(.203)	(.199)	(.235)	(.325)	(.285)	(.475)
Net Asset Value, End of Period	$10.67	$10.55	$10.63	$10.68	$10.89	$10.71

Total Return	3.10%	1.12%	1.76%	1.08%	4.42%	2.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,355	$1,303	$1,265	$1,121	$1,059	$991
Ratio of Total Expenses to
Average Net Assets	0.16%	0.16%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.11%	1.94%	1.88%	1.81%	2.18%	2.51%
Portfolio Turnover Rate	67%	74%	83%	112%	79%	50%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts,

Vanguard Short-Term Investment-Grade Portfolio

or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2016, the portfolio’s average investments in long and short futures contracts each represented 7% of net assets, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended June 30, 2016, the portfolio’s average investment in forward currency contracts represented 5% of net assets, based on the average of notional amounts at each quarter-end during the period.

Vanguard Short-Term Investment-Grade Portfolio

5. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The portfolio enters into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each

Vanguard Short-Term Investment-Grade Portfolio

contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended June 30, 2016, the portfolio’s average amounts of credit protection sold and credit protection purchased represented 1% and 2% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average total amount of interest rate swaps represented 5% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of cross currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The portfolio invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the portfolio loses an amount equal to the market value of the option written less the premium received.

The portfolio invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The portfolio invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended June 30, 2016, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and for the period ended June 30, 2016, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

9. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds

Vanguard Short-Term Investment-Grade Portfolio

are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2016, or at any time during the period then ended.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2016, the portfolio had contributed to Vanguard capital in the amount of $110,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	210,267	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	299,143	—
Corporate Bonds	—	725,395	782
Sovereign Bonds	—	90,802	—
Taxable Municipal Bonds	—	5,046	—
Convertible Preferred Stocks	—	—	—
Temporary Cash Investments	22,704	—	—
Options Purchased	—	1	—
Liability for Options Written	(112)	(10)	—
Futures Contracts—Assets[1]	135	—	—
Futures Contracts—Liabilities[1]	(19)	—	—
Forward Currency Contracts—Assets	—	587	—
Forward Currency Contracts—Liabilities	—	(601)	—
Swap Contracts—Assets	228[1]	539	—
Swap Contracts—Liabilities	(261)[1]	(207)	—
Total	22,675	1,330,962	782
1 Represents variation margin on the last day of the reporting period.

Vanguard Short-Term Investment-Grade Portfolio

D. At June 30, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options Purchased	—	—	1	1
Other Assets	147	982	360	1,489
Liability for Options Written	(112)	—	(10)	(122)
Other Liabilities	(28)	(601)	(459)	(1,088)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2016, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(2,424)	—	—	(2,424)
Options	20	—	—	20
Swap Contracts	(214)	4	247	37
Forward Currency Contracts	—	(363)	—	(363)
Realized Net Gain (Loss) on Derivatives	(2,618)	(359)	247	(2,730)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,044)	—	—	(1,044)
Options	(34)	—	(7)	(41)
Swap Contracts	(496)	7	(132)	(621)
Forward Currency Contracts	—	131	—	131
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(1,574)	138	(139)	(1,575)

At June 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2016	605	73,909	852
Ultra 10-Year U.S. Treasury Note	September 2016	(310)	(45,158)	(1,588)
2-Year U.S. Treasury Note	September 2016	158	34,654	133
10-Year U.S. Treasury Note	September 2016	(223)	(29,656)	(275)
AUD 3-Year Treasury Bond	September 2016	(104)	(8,779)	(8)
Euro-Bund	September 2016	(46)	(8,531)	(163)
Euro-Bobl	September 2016	(33)	(4,893)	(44)
Ultra Long U.S. Treasury Bond	September 2016	(9)	(1,677)	17
Long Gilt	September 2016	(3)	(513)	(24)
30-Year U.S. Treasury Bond	September 2016	(2)	(345)	(15)
Euro-Buxl	September 2016	(1)	(218)	(19)
				(1,134)

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 3-Year Treasury Bond futures contracts, is required to be treated as realized gain (loss) for tax purposes.

Vanguard Short-Term Investment-Grade Portfolio

At June 30, 2016, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America N.A.	7/5/16	EUR	14,527	USD	15,972	153
Morgan Stanley Capital Services LLC	7/5/16	AUD	11,758	USD	8,705	63
Morgan Stanley Capital Services LLC	7/5/16	GBP	1,460	USD	1,932	12
BNP Paribas	7/5/16	EUR	1,143	USD	1,291	(24)
Morgan Stanley Capital Services LLC	7/5/16	EUR	817	USD	916	(8)
BNP Paribas	8/3/16	EUR	391	USD	435	—
Goldman Sachs Bank AG	7/5/16	EUR	187	USD	208	(1)
Morgan Stanley Capital Services LLC	7/5/16	GBP	85	USD	123	(9)
Barclays Capital	7/5/16	EUR	85	USD	96	(2)
BNP Paribas	8/3/16	EUR	70	USD	77	1
Bank of America N.A.	7/5/16	AUD	89	USD	66	—
JPMorgan Chase Bank N.A.	7/5/16	EUR	29	USD	33	(1)
Bank of America N.A.	8/3/16	USD	15,989	EUR	14,527	(152)
Barclays Capital	7/5/16	USD	15,475	EUR	13,852	100
Morgan Stanley Capital Services LLC	8/3/16	USD	8,696	AUD	11,758	(63)
Barclays Capital	7/5/16	USD	7,844	AUD	10,945	(318)
BNP Paribas	7/5/16	USD	2,157	GBP	1,475	193
Morgan Stanley Capital Services LLC	8/3/16	USD	1,932	GBP	1,460	(12)
BNP Paribas	7/5/16	USD	1,276	EUR	1,132	20
JPMorgan Chase Bank N.A.	7/5/16	USD	1,138	EUR	1,004	22
Morgan Stanley Capital Services LLC	7/5/16	USD	902	EUR	799	13
BNP Paribas	7/5/16	USD	525	AUD	714	(7)
BNP Paribas	8/3/16	USD	335	EUR	301	—
JPMorgan Chase Bank N.A.	8/3/16	USD	335	AUD	450	—
JPMorgan Chase Bank N.A.	7/5/16	USD	136	AUD	189	(4)
Barclays Capital	7/5/16	USD	104	GBP	71	10
JPMorgan Chase Bank N.A.	8/3/16	USD	55	EUR	50	—
						(14)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At June 30, 2016, the portfolio had the following open swap contracts:

Centrally Cleared Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Clearinghouse	($000)	($000)	(%)	($000)
Credit Protection Sold
CDX-NA-IG-26-V1	6/20/21	ICE	907	(9)	1.000	1
Credit Protection Purchased
CDX-NA-HY-26-V1	6/20/21	ICE	1,685	53	(5.000)	(2)
CDX-NA-IG-26-V1	6/20/21	CME	18,850	171	(1.000)	(27)
			20,535			(29)
						(28)
CME—Chicago Mercantile Exchange.
ICE—Intercontinental Exchange.

Vanguard Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway Inc./Aa2	6/20/21	BARC	405	(3)	1.000	(3)
Berkshire Hathaway Inc./Aa2	6/20/21	BARC	405	2	1.000	1
Berkshire Hathaway Inc./Aa2	6/20/21	GSI	160	(1)	1.000	(1)
Berkshire Hathaway Inc./Aa2	6/20/21	JPMC	245	(1)	1.000	(2)
BHP Billiton Ltd./A3	6/20/21	DBAG	713	25	1.000	7
Energy Transfer Partners LP/Baa3	6/20/17	BOANA	370	4	1.000	5
Federation of Malaysia/A3	6/20/21	BNPSW	1,200	35	1.000	3
Federation of Malaysia/A3	6/20/21	BARC	485	14	1.000	1
Federation of Malaysia/A3	6/20/21	DBAG	675	22	1.000	5
General Electric Capital Corp./A1	12/20/19	DBAG	710	(10)	1.000	5
Hartford Financial Services
Group Inc./Baa2	3/20/18	GSCM	250	—	1.000	3
Metlife Inc./A3	12/20/20	GSCM	350	—	1.000	(4)
People’s Republic of China/Aa3	9/20/20	BNPSW	120	1	1.000	—
People’s Republic of China/Aa3	9/20/20	JPMC	595	(2)	1.000	(4)
People’s Republic of China/Aa3	12/20/20	BARC	485	6	1.000	4
People’s Republic of China/Aa3	12/20/20	GSCM	270	5	1.000	4
People’s Republic of China/Aa3	12/20/20	GSCM	333	5	1.000	4
People’s Republic of China/Aa3	12/20/20	GSCM	365	3	1.000	1
People’s Republic of China/Aa3	12/20/20	JPMC	60	—	1.000	—
People’s Republic of China/Aa3	12/20/20	JPMC	180	2	1.000	1
Republic of Chile/Aa3	12/20/20	BARC	220	4	1.000	6
Republic of Chile/Aa3	12/20/20	GSCM	215	3	1.000	4
Republic of Chile/Aa3	12/20/20	JPMC	365	7	1.000	9
Republic of Chile/Aa3	6/20/21	BNPSW	540	(2)	1.000	(1)
Republic of Chile/Aa3	6/20/21	DBAG	420	—	1.000	1
Republic of Chile/Aa3	6/20/21	JPMC	240	(1)	1.000	—
Republic of Columbia/Baa2	6/20/21	BOANA	105	7	1.000	2
Republic of Columbia/Baa2	6/20/21	DBAG	260	16	1.000	4
Republic of Columbia/Baa2	6/20/21	DBAG	130	8	1.000	2
Republic of Columbia/Baa2	6/20/21	JPMC	130	8	1.000	1
Republic of Columbia/Baa2	6/20/21	MSCS	220	14	1.000	3
Republic of Indonesia/Baa3	6/20/21	BNPSW	320	17	1.000	4
Republic of Indonesia/Baa3	6/20/21	DBAG	390	20	1.000	4
Republic of Turkey/Baa3	12/20/16	BNPSW	260	—	1.000	1
Russian Federation/Ba1	6/20/17	GSCM	460	11	1.000	13
Russian Federation/Ba1	6/20/17	GSCM	200	5	1.000	6
Russian Federation/Ba1	6/20/17	GSCM	380	9	1.000	11
United Mexican States/A3	6/20/21	BARC	300	9	1.000	1
United Mexican States/A3	6/20/21	BNPSW	40	2	1.000	—
United Mexican States/A3	6/20/21	BOANA	920	27	1.000	2
United Mexican States/A3	9/20/21	BNPSW	560	19	1.000	2
			15,051			105

Credit Protection Purchased
Aetna Inc.	12/20/19	CSFBI	475	11	(1.000)	(2)
Aetna Inc.	6/20/20	GSCM	470	15	(1.000)	1
American International Group Inc.	6/20/20	BOANA	280	4	(1.000)	—
American International Group Inc.	6/20/20	BOANA	280	4	(1.000)	—
American International Group Inc.	12/20/20	GSCM	175	(2)	(1.000)	(4)

Vanguard Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
American International Group Inc.	12/20/20	GSCM	350	7	(1.000)	3
Autozone Inc.	12/20/20	GSCM	240	8	(1.000)	—
Bank of America Corp.	3/20/20	GSCM	520	6	(1.000)	1
CMBX-NA-AAA-9	9/17/58	CSFBI	950	(53)	(0.500)	(3)
CMBX-NA-AAA-9	9/17/58	DBAG	950	(55)	(0.500)	(5)
CMBX-NA-AAA-9	9/17/58	DBAG	470	(28)	(0.500)	(3)
CMBX-NA-AAA-9	9/17/58	DBAG	480	(26)	(0.500)	(1)
CMBX-NA-AAA-9	9/17/58	DBAG	950	(55)	(0.500)	(5)
CMBX-NA-AAA-9	9/17/58	GSI	950	(57)	(0.500)	(7)
CMBX-NA-AAA-9	9/17/58	GSI	470	(27)	(0.500)	(3)
CMBX-NA-AAA-9	9/17/58	JPMC	470	(24)	(0.500)	1
CMBX-NA-AAA-9	9/17/58	MSCS	950	(54)	(0.500)	(4)
CMBX-NA-AAA-9	9/17/58	MSCS	470	(26)	(0.500)	(1)
CVS Health Corp.	12/20/20	BOANA	240	7	(1.000)	(1)
CVS Health Corp.	12/20/20	BOANA	240	7	(1.000)	(1)
CVS Health Corp.	12/20/20	BOANA	120	4	(1.000)	—
CVS Health Corp.	12/20/20	BOANA	120	4	(1.000)	(1)
EI du Pont de Nemours & Co.	12/20/20	JPMC	625	13	(1.000)	(5)
Federal Express Corp.	12/20/18	GSCM	520	4	(1.000)	(7)
Federative Republic of Brazil	12/20/20	BARC	360	(42)	(1.000)	(15)
Federative Republic of Brazil	12/20/20	BNPSW	285	(43)	(1.000)	(22)
Federative Republic of Brazil	6/20/21	DBAG	390	(47)	(1.000)	(11)
Federative Republic of Brazil	6/20/21	GSI	425	(48)	(1.000)	(9)
Federative Republic of Brazil	12/20/25	BOANA	578	(154)	(1.000)	(43)
Federative Republic of Brazil	12/20/25	GSCM	275	(68)	(1.000)	(15)
Intesa Sanpaolo SpA	12/20/19	BARC	355	3	(1.000)	5
Lincoln National Corp.	6/20/21	BARC	80	(2)	(1.000)	—
Lincoln National Corp.	6/20/21	BARC	80	2	(1.000)	4
McKesson Corp.	3/20/19	JPMC	430	8	(1.000)	(2)
McKesson Corp.	3/20/19	JPMC	430	8	(1.000)	(2)
PPG Industries Inc.	3/20/18	GSCM	240	2	(1.000)	(2)
Republic of Korea	9/20/18	JPMC	200	1	(1.000)	(3)
Republic of South Africa	12/20/20	BOANA	550	(38)	(1.000)	(4)
Republic of South Africa	12/20/20	JPMC	550	(39)	(1.000)	(4)
Royal Bank of Scotland plc	12/20/20	BNPSW	430	3	(1.000)	9
United Mexican States	12/20/18	DBAG	100	(1)	(1.000)	(1)
UnitedHealth Group Inc.	12/20/19	CSFBI	475	11	(1.000)	(3)
UnitedHealth Group Inc.	6/20/20	CSFBI	470	14	(1.000)	—
Wells Fargo & Co.	9/20/20	BOANA	620	11	(1.000)	(3)
			19,088			(168)
						(63)

The notional amount represents the maximum potential amount the portfolio could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

Vanguard Short-Term Investment-Grade Portfolio

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
9/21/17	9/21/16[1]	CME	12,479	(1.250)	0.000[2]	(16)
11/15/17	NA	LCH	7,000	1.069	(0.442)[3]	52
9/21/18	9/21/16[1]	CME	24,436	1.500	(0.000)[2]	70
1/15/19	NA	LCH	4,000	(1.400)	0.442[3]	(79)
7/10/19	NA	CME	1,500	(1.686)	0.445[3]	(46)
8/15/19	NA	LCH	4,000	(1.524)	0.442[3]	(106)
9/21/19	9/21/16[1]	CME	2,253	1.500	(0.000)[2]	9
8/15/20	NA	LCH	8,500	(1.486)	0.442[3]	(251)
9/21/20	9/21/16[1]	CME	6,010	(1.750)	0.000[2]	(32)
11/30/20	10/5/16[1]	LCH	3,692	(1.338)	0.000[2]	(58)
9/21/21	9/21/16[1]	CME	3,705	(2.000)	0.000[2]	(24)
9/1/23	NA	LCH	750	(2.139)	0.457[3]	(56)
9/21/23	9/21/16[1]	CME	1,986	(2.250)	0.000[2]	(17)
						(554)

1 Forward interest rate swap. In a forward interest rate swap, the portfolio and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
CME—Chicago Mercantile Exchange.
LCH—London Clearing House.

Cross-Currency Swaps
				Notional	Notional
				Amount of	Amount of	Unrealized
Fixed interest				Currency	Currency	Appreciation
Rate	Fixed interest	Termination		Received	Delivered	(Depreciation)
Received	Rate Paid	Date	Counterparty	($000)	(000)	($000)
USD 4.684%	GBP 5.375%	9/28/16	MSCS	599	GBP 350	134
USD 5.453%	GBP 5.875%	4/28/17	MSCS	586	GBP 350	121
USD 5.693%	GBP 6.125%	5/14/17	BARC	381	GBP 230	76
USD 5.686%	GBP 6.125%	5/14/17	BARC	317	GBP 191	64
						395

BARC—Barclays Bank plc.
MSCS—Morgan Stanley Capital Services LLC.
GBP—British pound.

At June 30, 2016, counterparties had deposited in segregated accounts securities with a value of $285,000 in connection with open swap contracts and forward currency contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2016, the portfolio realized net foreign currency losses of $224,000 (including the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized losses of $123,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

Vanguard Short-Term Investment-Grade Portfolio

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2015, the portfolio had available capital losses totaling $1,083,000 that may be carried forward indefinitely to offset future net capital gains. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2016; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2016, the cost of investment securities for tax purposes was $1,335,044,000. Net unrealized appreciation of investment securities for tax purposes was $19,095,000, consisting of unrealized gains of $24,322,000 on securities that had risen in value since their purchase and $5,227,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2016, the portfolio purchased $254,360,000 of investment securities and sold $308,329,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $172,274,000 and $157,938,000, respectively.

The following table summarizes the portfolio’s options written during the six months ended June 30, 2016:

		Options on
	Futures Contracts			Swaptions
			Notional
			Amount of
		Premiums	Underlying	Premiums
	Number of	Received	Swap	Received
Options Written	Contracts	($000)	($000)	($000)
Balance at December 31, 2015	170	54	—	—
Options Written	1,090	441	14,155	17
Options Expired	(183)	(65)	(3,330)	(4)
Options Closed	(950)	(346)	—	—
Options Exercised	—	—	—	—
Options open at June 30, 2016	127	84	10,825	13

G. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	June 30, 2016	December 31, 2015
	Shares	Shares
	(000)	(000)
Issued	14,081	24,591
Issued in Lieu of Cash Distributions	2,410	2,226
Redeemed	(12,976)	(22,318)
Net Increase (Decrease) in Shares Outstanding	3,515	4,499

At June 30, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 71% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2016, that would require recognition or disclosure in these financial statements.

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	12/31/2015	6/30/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,031.02	$0.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.07	0.81

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Vanguard Short-Term Investment-Grade Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Fixed Income Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Small Company Growth Portfolio

Advisors’ Report

Vanguard Small Company Growth Portfolio returned 1.20% for the six months ended June 30, 2016, ahead of the –0.03% return of its benchmark, the Russell 2500 Growth Index, and the –0.50% average return of peer funds. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is managed by three independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. (Arrowpoint Partners was added as a third advisor effective January 25, 2016.) It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the year and its effect on the portfolio’s positioning. (The Granahan discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on July 20, 2016.

Granahan Investment
Management, Inc.

Portfolio Managers:

Gary C. Hatton, CFA,
Co-Founder and Chief Investment Officer

Jane M. White,
Co-Founder, President, and
Chief Executive Officer

Jennifer M. Pawloski

The new year found investors fearing a recession, driven by several factors: U.S. presidential election discontent, geopolitical uncertainty, gains in the U.S. dollar, plummeting government bond rates, and slow global growth. The market fell noticeably in the first six weeks of 2016. It turned in mid-February and continued upward for much of the second quarter. Volatility resumed after Britain’s June 23 vote to leave the European Union, with U.S. markets initially moving sharply lower. The markets recovered most of the “Brexit” declines over the last few days of the quarter.

Eight of our holdings were bought out in the second quarter: five technology companies, two in health care, and a bank. For big technology and medical firms generating strong cash flow but lacking organic growth, purchasing new products is more effective than the time and cost of developing a new product. Last year, private companies were valued at more than twice the average public company based on enterprise value/ revenue multiples. This was in large part because of private equity and venture firms driving up valuations through continued capital raising and investment. We are in a fairly rare period in which it is cheaper to buy a publicly traded software company than one privately owned. The recent buyouts in our portfolios have been mostly cash offers and generally viewed as strategic—a positive sign for the small-capitalization market. This type of buying usually happens at the bottom of markets, not at the top.

Our performance was driven by stock selection in health care, technology, energy, utilities, and consumer staples. In health care, the shift from “pioneer” biotechnology companies to “core growth” medical equipment and services companies has started to pay off. Telecommunication stocks drove technology performance: Ruckus Wireless (wi-fi equipment) was acquired by Brocade, and Gigamon’s network optimizing appliances have been successful in the security market. In consumer staples, “special situation” company SodaStream International rebounded as competitive pressures lifted.

Total Returns
Six Months Ended
June 30, 2016
Vanguard Small Company Growth Portfolio	1.20%
Russell 2500 Growth Index	-0.03
Variable Insurance Small-Cap Growth Funds Average[1]	-0.50

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Small-Cap Growth
	Portfolio	Funds Average
Small Company Growth Portfolio	0.38%	1.03%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the Small Company Growth Portfolio’s expense ratio was 0.35%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Vanguard Small Company Growth Portfolio

Consumer discretionary, particularly ClubCorp Holdings (operator of more than 200 private golf clubs) and Kona Grill (upscale casual dining), most detracted from performance. Both companies have 30% exposure to Texas, and investors worried that bad weather and unemployment from low oil prices there might hurt earnings. Financials were a slight negative, and Advisory Board (research and IT tools for health care and higher education) dragged down results in producer durables. In materials, our underweight allocation and stock selection both dampened relative performance.

Most economic-activity tracking data are depressed, suggesting weak growth. However, the trend is toward improvement, which reduces the risk of negative earnings and recession. The components of the June jobs report were solid, and housing starts surged more than expected. Although understanding the true economic impact of the Brexit vote is not yet possible, it creates uncertainty, which markets do not like.

According to Bloomberg data, small-cap companies increased earnings 25% over the trailing 12 months, yet the multiple paid for them declined 39%. By comparison, earnings for the Russell 1000 Value Index declined 9.7%, while the price/earnings ratio increased 4.3%.

The companies in the portfolio continue to grow despite the low-growth global environment, as they create products that enable others to reduce costs and improve productivity. Globalization and innovation in health care and technology favor small-cap growth companies, and as indicated by the eight recent buyouts, these fast-growing businesses are viewed as attractive acquisition targets.

We continue to use our life-cycle category approach to diversify the portfolio across innovative emerging growth companies, as well as high-quality companies that may be temporarily affected by negative investor sentiment.

Vanguard Quantitative Equity Group

Portfolio Managers:

Michael R. Roach, CFA

James P. Stetler, Principal

Binbin Guo, Principal, Head of
Equity Research and Portfolio Strategies

For the six months, U.S. equities grew at a reasonable rate given the macroeconomic landscape. The broad U.S. equity market was up 3.62% as measured by the Russell 3000 Index. Large-cap stocks outperformed small companies by about 1½ percentage points, and value-oriented stocks outperformed their growth counterparts by about 5 percentage points. U.S. equity markets outperformed international markets, and emerging markets were stronger than developed markets.

The benchmark Russell 2500 Growth Index (–0.03%) underperformed the broad U.S. equity market. Most of the underperformance came from health care, one of the benchmark’s larger sectors. Information technology and financials also lagged slightly. Telecommunication services and utilities performed strongly but are some of the smallest index components. Materials and consumer staples helped as well.

The most notable development of the half year was the United Kingdom’s vote to leave the European Union. It has two years to coordinate its potential exit with the rest of the EU’s members, but there is speculation that a longer time frame is more realistic. Although the vote initially weighed on global equity markets and boosted less risky assets such as bonds and gold, stocks have since sharply recovered.

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	33	409	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have
			the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one
			of three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks
			for companies with strong earnings growth and
			leadership in their markets.
Arrowpoint Partners	33	403	The firm uses in-depth fundamental research to
			uncover companies that, in its opinion, can control
			their own economic destiny. It starts by identifying
			businesses with strong competitive advantages in
			industries with high barriers to entry, then narrows
			the focus to companies with large potential markets
			and high-quality business models focused on the
			future. Finally, considerations are made for potential
			downside risk, resulting in a diversified portfolio of
			between 75 and 100 stocks.
Vanguard Quantitative	31	382	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	3	31	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Small Company Growth Portfolio

U.S. GDP grew 1.1% in the first quarter as the economy continued steadily expanding because of personal consumption, local government spending, and exports. In June, the labor market added 287,000 jobs, alleviating fears of a recession. In light of global uncertainty, especially after the Brexit referendum, the Federal Reserve remained cautious about its timeline for interest rate hikes. The federal funds futures market continued to reflect a much greater probability of no rate increases this year, and the prospect of higher rates in 2017 has even come into question. Although U.S. rates remain historically low, the increasing presence of negative rates elsewhere has meant a resilient dollar relative to other global currencies.

Our growth, quality, and yields models produced positive relative performance, while our management decisions and sentiment models detracted.

Our results for the six months were mixed. Our stock selection helped versus the benchmark in four of the ten industry sectors, with strong relative results in health care, IT, and materials. But our selection hurt in industrials and energy.

In materials, Koppers Holdings and Trinseo SA were the strongest relative performers. Affymetrix and Amedisys, in health care, and Advanced Micro Devices and Wix.com, in IT, were our largest contributors. Unfortunately, our industrial and energy selections disappointed as JetBlue, Alaska Air Group, American Woodmark, CVR Energy, Western Refining, and Teekay did not perform as expected.

Arrowpoint Partners

Portfolio Managers:

Chad Meade, Partner

Brian Schaub, CFA, Partner

Uncertainty surrounding the global economic environment continues to drive market volatility, highlighted most recently by Britain’s vote to leave the European Union. As investors struggle with slowing growth, mixed economic data, and an ever-more-complex global market, we believe that our focus on fundamentals will be crucial to long-term success. With heightened volatility comes opportunity, in our view, and our risk-first approach served us well over the six months.

From January 1 to February 11, the Russell 2500 Growth Index slid 17%, but it rebounded with a 20% rally through the end of June. During the period, our focus remained on identifying companies with strong competitive advantages, stable recurring revenues, and the ability to weather economic instability. Historically, such companies tend to gain market share during downturns and emerge stronger as the economy rebounds. Our goal through the second half of the year will be to use our risk-first approach to weather the macroeconomic uncertainties that lie ahead.

The industrial sector contributed most to performance for the six months, led by Clean Harbors. A sharp rebound in the price of crude oil from February 11 through June aided the sector and provided a sense of stabilization that had been far less evident over the prior few quarters. Information technology was also strong, boosted by Demandware, which Salesforce.com acquired for a 56% premium. Stock selection in IT was the largest contributor to overall outperformance. LDR Holding, the top standout, was acquired during the period for $1.07 billion by Zimmer Biomet as the company looks to increase its global exposure to the spinal device market.

The financial sector was the largest drag on overall performance as market volatility and an uncertain regulatory environment pressured the results of our underlying holdings. An underweight allocation to materials slightly impeded results as well. Among companies, LPL Financial, WisdomTree Investments, and INC Research detracted. We took advantage of market volatility to add to all three holdings because we believe that our investment thesis remains valid.

Vanguard Small Company Growth Portfolio

Portfolio Profile
As of June 30, 2016

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	533	1,463	3,863
Median Market Cap	$2.0B	$3.5B	$53.0B
Price/Earnings Ratio	37.9x	34.0x	22.0x
Price/Book Ratio	3.8x	4.4x	2.7x
Yield[3]	0.8%	1.0%	2.1%
Return on Equity	13.8%	15.3%	16.5%
Earnings Growth Rate	12.6%	12.8%	7.3%
Foreign Holdings	2.3%	0.0%	0.0%
Turnover Rate[4]	64%	—	—
Expense Ratio[5]	0.38%	—	—
Short-Term Reserves	0.6%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.78
Beta	1.02	1.18

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	15.5%	17.5%	12.9%
Consumer Staples	1.8	4.6	9.3
Energy	1.5	1.0	6.7
Financials	10.3	11.4	17.5
Health Care	20.8	18.8	14.2
Industrials	18.8	17.6	10.6
Information Technology	27.8	21.3	19.2
Materials	2.4	6.4	3.3
Telecommunication
Services	0.8	0.8	2.6
Utilities	0.3	0.6	3.7

Ten Largest Holdings[6] (% of total net assets)

Cadence Design
Systems Inc.	Application Software	1.2%
Clean Harbors Inc.	Environmental
	& Facilities Services	1.0
2U Inc.	Internet Software
	& Services	1.0
LendingTree Inc.	Thrifts & Mortgage
	Finance	0.9
ServiceMaster Global	Specialized
Holdings Inc.	Consumer Services	0.9
ABIOMED Inc.	Health Care
	Equipment	0.9
Sally Beauty Holdings Inc.	Specialty Stores	0.9
National CineMedia Inc.	Advertising	0.8
Tennant Co.	Industrial Machinery	0.8
Fleetmatics Group plc	Systems Software	0.8
Top Ten		9.2%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 2500 Growth Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the Small Company Growth Portfolio’s expense ratio was 0.35%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2005–June 30, 2016

Average Annual Total Returns: Periods Ended June 30, 2016

	Inception Date	One Year	Five Years	Ten Years
Small Company Growth Portfolio	6/3/1996	-8.01%	9.23%	7.65%

1 Six months ended June 30, 2016.
See Financial Highlights for dividend and capital gains information.

Vanguard Small Company Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.0%)[1]
Consumer Discretionary (15.1%)
*	ServiceMaster Global
	Holdings Inc.	285,620	11,368
	Sally Beauty Holdings Inc.	362,554	10,663
	National CineMedia Inc.	635,504	9,838
	Carter’s Inc.	80,137	8,532
	Dunkin’ Brands Group Inc.	183,709	8,013
	Hibbett Sports Inc.	205,648	7,154
	Wolverine World Wide Inc.	348,013	7,072
*	Boyd Gaming Corp.	338,076	6,221
	Grand Canyon Education
	Inc.	145,807	5,821
	Polaris Industries Inc.	61,977	5,067
	DSW Inc. Class A	206,271	4,369
	Five Below Inc.	90,542	4,202
*	IMAX Corp.	120,803	3,561
	Leggett & Platt Inc.	68,933	3,523
*	NVR Inc.	1,915	3,409
	Dick’s Sporting Goods Inc.	72,928	3,286
*	Modine Manufacturing Co.	321,922	2,833
	Monro Muffler Brake Inc.	44,045	2,799
	Tumi Holdings Inc.	103,475	2,767
	Big Lots Inc.	50,800	2,546
*	Smith & Wesson Holding
	Corp.	89,264	2,426
*,^	SodaStream International
	Ltd.	113,160	2,414
	Jack in the Box Inc.	26,433	2,271
	Vail Resorts Inc.	16,100	2,225
	ClubCorp Holdings Inc.	169,600	2,205
	DR Horton Inc.	67,343	2,120
^	Outerwall Inc.	50,104	2,104
*	Isle of Capri Casinos Inc.	114,692	2,101
	American Eagle Outfitters
	Inc.	131,671	2,098
	Sturm Ruger & Co. Inc.	32,683	2,092
	Interpublic Group of Cos.
	Inc.	89,121	2,059
*	American Axle
	& Manufacturing
	Holdings Inc.	139,971	2,027
^	Regal Entertainment Group
	Class A	91,772	2,023
*	Strayer Education Inc.	40,515	1,990
	Lithia Motors Inc. Class A	27,500	1,954
	Cato Corp. Class A	50,400	1,901
*	Dave & Buster’s
	Entertainment Inc.	39,800	1,862
*	MSG Networks Inc.	121,051	1,857
	Nexstar Broadcasting Group
	Inc. Class A	38,900	1,851
	Cracker Barrel Old Country
	Store Inc.	10,431	1,789
	Bob Evans Farms Inc.	46,785	1,775
*	Gentherm Inc.	49,000	1,678
	Children’s Place Inc.	19,684	1,578

			Market
			Value•
		Shares	($000)
	Bloomin’ Brands Inc.	80,504	1,439
*	Michaels Cos. Inc.	50,354	1,432
*	Express Inc.	96,893	1,406
*	Pinnacle Entertainment Inc.	121,822	1,350
*	Denny’s Corp.	114,400	1,228
	Lear Corp.	11,115	1,131
*	Buffalo Wild Wings Inc.	7,700	1,070
	Brinker International Inc.	22,696	1,033
	AMC Entertainment
	Holdings Inc.	36,442	1,006
*	Kona Grill Inc.	89,290	957
	Callaway Golf Co.	92,200	941
*	Cooper-Standard Holding
	Inc.	11,642	920
	Ruth’s Hospitality Group Inc.	55,245	881
*	Tenneco Inc.	18,347	855
	Oxford Industries Inc.	14,830	840
	Visteon Corp.	12,462	820
	Tupperware Brands Corp.	12,408	698
	Culp Inc.	23,700	655
	MCBC Holdings Inc.	56,969	629
	Caleres Inc.	25,798	625
^	World Wrestling
	Entertainment Inc. Class A	33,581	618
*	Carrols Restaurant Group
	Inc.	46,968	559
	GNC Holdings Inc. Class A	21,237	516
*	Francesca’s Holdings Corp.	41,575	459
	MDC Partners Inc. Class A	23,689	433
*	BJ’s Restaurants Inc.	9,300	408
	Libbey Inc.	24,740	393
	Bassett Furniture Industries
	Inc.	14,400	345
	Ethan Allen Interiors Inc.	9,402	311
*	Red Rock Resorts Inc.
	Class A	13,000	286
*	Chuy’s Holdings Inc.	5,944	206
*,^	JAKKS Pacific Inc.	25,676	203
*	Weight Watchers
	International Inc.	16,665	194
	Sinclair Broadcast Group Inc.
	Class A	6,395	191
*	Asbury Automotive Group
	Inc.	3,473	183
	Pier 1 Imports Inc.	26,210	135
			184,800
Consumer Staples (1.7%)
	Ingredion Inc.	22,869	2,960
	Boston Beer Co. Inc.
	Class A	12,833	2,195
	Dean Foods Co.	119,763	2,167
*	Herbalife Ltd.	32,922	1,927
	Casey’s General Stores Inc.	13,740	1,807
*	Amplify Snack Brands Inc.	102,924	1,518
	Ingles Markets Inc. Class A	38,400	1,432
	Pilgrim’s Pride Corp.	55,263	1,408
*	USANA Health Sciences Inc.	9,974	1,111

			Market
			Value•
		Shares	($000)
*	Freshpet Inc.	117,960	1,101
	Fresh Del Monte Produce
	Inc.	16,891	919
*	SUPERVALU Inc.	155,500	734
*	Blue Buffalo Pet Products
	Inc.	17,968	419
^	Cal-Maine Foods Inc.	8,703	386
*	Sprouts Farmers Market Inc.	14,245	326
^	Natural Health Trends Corp.	11,100	313
			20,723
Energy (1.3%)
	Core Laboratories NV	25,500	3,159
	RigNet Inc.	195,391	2,616
*	Diamondback Energy Inc.	27,700	2,527
	US Silica Holdings Inc.	62,349	2,149
	Dril-Quip Inc.	33,049	1,931
*	Newfield Exploration Co.	32,973	1,457
*	RPC Inc.	40,783	633
*	Enservco Corp.	784,600	487
*	Carrizo Oil & Gas Inc.	12,297	441
	CVR Energy Inc.	25,558	396
*	Southwestern Energy Co.	30,707	386
*	Sanchez Energy Corp.	31,192	220
*	Renewable Energy Group
	Inc.	22,702	201
			16,603
Financials (9.7%)
*,^	LendingTree Inc.	129,200	11,412
^	LPL Financial Holdings Inc.	341,681	7,698
	Financial Engines Inc.	222,939	5,768
	Opus Bank	138,469	4,680
	QTS Realty Trust Inc.
	Class A	75,480	4,225
^	WisdomTree Investments
	Inc.	427,751	4,188
	MarketAxess Holdings Inc.	28,700	4,173
	National Storage Affiliates
	Trust	190,278	3,962
*	Safeguard Scientifics Inc.	303,173	3,787
	MSCI Inc. Class A	46,800	3,609
	Bank of the Ozarks Inc.	88,250	3,311
	Lamar Advertising Co.
	Class A	48,617	3,223
*	Customers Bancorp Inc.	119,115	2,993
*	Affiliated Managers Group
	Inc.	20,000	2,815
*	Texas Capital Bancshares
	Inc.	56,900	2,661
	Gaming and Leisure
	Properties Inc.	76,911	2,652
	DuPont Fabros Technology
	Inc.	55,389	2,633
	STAG Industrial Inc.	104,470	2,487
	Ryman Hospitality
	Properties Inc.	48,243	2,444
	CoreSite Realty Corp.	26,900	2,386
	James River Group Holdings
	Ltd.	68,260	2,318
*	PRA Group Inc.	90,565	2,186
*	Pacific Premier Bancorp Inc.	88,600	2,126
	Bats Global Markets Inc.	81,513	2,094
*	Walker & Dunlop Inc.	77,700	1,770
	Universal Insurance
	Holdings Inc.	93,954	1,746
*	INTL. FCStone Inc.	63,700	1,738
	Senior Housing Properties
	Trust	82,783	1,724
*	Essent Group Ltd.	75,810	1,653
	Primerica Inc.	27,472	1,573

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*,^ World Acceptance Corp.		33,330	1,520
	BGC Partners Inc. Class A	167,100	1,456
*,^ Credit Acceptance Corp.		7,674	1,420
	PrivateBancorp Inc.	31,200	1,374
	Lazard Ltd. Class A	46,084	1,372
	WP Glimcher Inc.	110,578	1,237
	Banc of California Inc.	65,749	1,190
*	KCG Holdings Inc.
	Class A	89,375	1,189
	Iron Mountain Inc.	27,887	1,111
	Care Capital Properties Inc.	40,145	1,052
*	Harris & Harris Group Inc.	593,430	955
	OM Asset Management
	plc	70,100	936
	Sabra Health Care REIT
	Inc.	37,850	781
	Morningstar Inc.	5,467	447
	Outfront Media Inc.	16,839	407
	Chesapeake Lodging Trust	17,299	402
	GEO Group Inc.	7,391	253
	Equity LifeStyle Properties
	Inc.	3,100	248
*	BofI Holding Inc.	13,903	246
	Universal Health Realty
	Income Trust	4,300	246
	Employers Holdings Inc.	7,607	221
	PS Business Parks Inc.	1,862	198
	Blue Hills Bancorp Inc.	13,160	194
	Pennsylvania REIT	8,847	190
*	FCB Financial Holdings Inc.
	Class A	3,400	116
			118,796
Health Care (20.3%)
*	ABIOMED Inc.	100,145	10,945
*	INC Research Holdings Inc.
	Class A	222,828	8,496
*	LDR Holding Corp.	227,339	8,400
*	DexCom Inc.	92,181	7,313
*	Align Technology Inc.	77,820	6,268
	Cooper Cos. Inc.	33,114	5,681
*	Medidata Solutions Inc.	121,199	5,681
*	Exact Sciences Corp.	455,692	5,582
*	Cepheid	163,582	5,030
*	Inogen Inc.	100,305	5,026
	Endologix Inc.	401,976	5,009
*	Zeltiq Aesthetics Inc.	178,654	4,883
*	Cynosure Inc. Class A	98,960	4,814
*	NeoGenomics Inc.	569,671	4,580
*	Spectranetics Corp.	243,549	4,557
*	Ligand Pharmaceuticals
	Inc.	34,486	4,113
*	Hologic Inc.	115,079	3,982
*	Acadia Healthcare Co. Inc.	67,500	3,739
*	Evolent Health Inc.
	Class A	193,350	3,712
*	Nektar Therapeutics	253,179	3,603
	West Pharmaceutical
	Services Inc.	46,010	3,491
	Diplomat Pharmacy Inc.	97,706	3,420
	CONMED Corp.	67,443	3,219
*	Supernus Pharmaceuticals
	Inc.	148,200	3,019
*	WellCare Health Plans Inc.	27,906	2,994
	ResMed Inc.	45,155	2,855
*	Charles River Laboratories
	International Inc.	34,400	2,836
*	Cardiovascular Systems
	Inc.	153,420	2,819
*	Akorn Inc.	98,360	2,802

			Market
			Value•
		Shares	($000)
	Atara Biotherapeutics Inc.	124,375	2,800
*	Quintiles Transnational
	Holdings Inc.	41,098	2,684
*,^ Cempra Inc.		158,825	2,619
*	Prestige Brands Holdings
	Inc.	47,068	2,608
	athenahealth Inc.	18,837	2,600
*	Bio-Rad Laboratories Inc.
	Class A	17,944	2,566
	Neurocrine Biosciences Inc.	55,617	2,528
*	Alkermes plc	58,100	2,511
*	Acceleron Pharma Inc.	73,350	2,492
	LeMaitre Vascular Inc.	169,429	2,418
*	United Therapeutics Corp.	22,500	2,383
	Bruker Corp.	104,754	2,382
*	Intersect ENT Inc.	181,812	2,351
	Bluebird Bio Inc.	52,983	2,294
*	Amedisys Inc.	44,763	2,260
	Quidel Corp.	124,826	2,229
	Revance Therapeutics Inc.	158,120	2,150
	Insulet Corp.	71,068	2,149
	DBV Technologies SA ADR	64,797	2,114
	Nevro Corp.	28,519	2,103
*	PRA Health Sciences Inc.	50,366	2,103
^	Novadaq Technologies Inc.	212,313	2,089
*	Mettler-Toledo International
	Inc.	5,696	2,079
	Juno Therapeutics Inc.	53,779	2,067
*	Sage Therapeutics Inc.	68,578	2,066
	Patterson Cos. Inc.	43,137	2,066
	Alnylam Pharmaceuticals
	Inc.	36,970	2,051
*	Ironwood Pharmaceuticals
	Inc. Class A	153,400	2,006
*	Emergent BioSolutions Inc.	70,371	1,979
*	BioTelemetry Inc.	117,308	1,912
*	Anika Therapeutics Inc.	34,952	1,875
*	Five Prime Therapeutics Inc.	42,649	1,763
*	ICU Medical Inc.	15,482	1,746
*	Spectrum Pharmaceuticals
	Inc.	259,043	1,702
*	Amsurg Corp.	21,590	1,674
*	Vascular Solutions Inc.	39,686	1,653
*	Pacira Pharmaceuticals Inc.	45,900	1,548
*	OraSure Technologies Inc.	249,325	1,473
*	Masimo Corp.	27,361	1,437
	OvaScience Inc.	262,356	1,367
*	Molina Healthcare Inc.	26,391	1,317
	Chemed Corp.	9,600	1,309
*	Cross Country Healthcare
	Inc.	93,084	1,296
*	Cutera Inc.	103,180	1,157
*	Allscripts Healthcare
	Solutions Inc.	90,162	1,145
*	Enanta Pharmaceuticals Inc.	51,780	1,142
*	PAREXEL International Corp.	17,854	1,123
*	VCA Inc.	15,750	1,065
*	Paratek Pharmaceuticals Inc.	76,070	1,058
*	AMN Healthcare Services
	Inc.	26,197	1,047
*	Array BioPharma Inc.	293,300	1,044
*	Durect Corp.	762,940	931
*,^ AcelRx Pharmaceuticals Inc.		343,030	923
*	Merrimack Pharmaceuticals
	Inc.	170,136	917
*	FibroGen Inc.	45,143	741
*	Harvard Bioscience Inc.	247,440	708
*	Acorda Therapeutics Inc.	26,879	685

			Market
			Value•
		Shares	($000)
*	BioCryst Pharmaceuticals
	Inc.	224,413	637
*	Natus Medical Inc.	16,417	621
*	ImmunoGen Inc.	193,014	594
*	Rigel Pharmaceuticals Inc.	243,981	544
*,^ Rockwell Medical Inc.		61,781	468
*	Zafgen Inc.	77,900	467
*	LHC Group Inc.	10,500	454
*	IDEXX Laboratories Inc.	4,600	427
	PerkinElmer Inc.	7,643	401
*,^ Esperion Therapeutics Inc.		37,950	375
	Phibro Animal Health Corp.
	Class A	19,032	355
*	Infinity Pharmaceuticals
	Inc.	226,677	301
*	Orthofix International NV	6,525	277
*,^ Insys Therapeutics Inc.		21,300	276
*	Vocera Communications
	Inc.	18,379	236
*	HMS Holdings Corp.	13,378	236
*	Tetraphase
	Pharmaceuticals Inc.	54,466	234
*	Myriad Genetics Inc.	7,349	225
*	NxStage Medical Inc.	10,366	225
*	Sorrento Therapeutics Inc.	30,555	171
*	CTI BioPharma Corp.	169,466	58
			248,956
Industrials (18.4%)
	Clean Harbors Inc.	232,054	12,092
	Tennant Co.	175,986	9,480
	CEB Inc.	150,505	9,283
*	TriNet Group Inc.	417,272	8,675
	Sensata Technologies
	Holding NV	229,030	7,991
	Heartland Express Inc.	436,141	7,585
*	Proto Labs Inc.	126,240	7,266
*	Hawaiian Holdings Inc.	187,863	7,131
	HEICO Corp. Class A	128,368	6,887
	Forward Air Corp.	151,855	6,762
	MSC Industrial Direct Co.
	Inc. Class A	95,486	6,738
	Wabtec Corp.	72,713	5,107
	Douglas Dynamics Inc.	193,094	4,968
	Kennametal Inc.	223,783	4,948
	Albany International Corp.	115,032	4,593
	Kirby Corp.	70,200	4,380
	Kaman Corp.	88,720	3,772
*	Advisory Board Co.	104,995	3,716
	Woodward Inc.	63,575	3,664
	Apogee Enterprises Inc.	76,066	3,526
*	WageWorks Inc.	58,740	3,513
	Huntington Ingalls
	Industries Inc.	20,881	3,509
	AO Smith Corp.	38,827	3,421
	John Bean Technologies
	Corp.	53,550	3,278
*	RBC Bearings Inc.	45,180	3,276
	Ritchie Bros Auctioneers
	Inc.	95,427	3,224
	Donaldson Co. Inc.	86,462	2,971
	Mobile Mini Inc.	83,720	2,900
*	Spirit AeroSystems
	Holdings Inc. Class A	62,315	2,680
	BWX Technologies Inc.	72,965	2,610
*	United Rentals Inc.	35,678	2,394
*	Titan Machinery Inc.	203,750	2,272
*	HD Supply Holdings Inc.	64,220	2,236
*	Rush Enterprises Inc.
	Class A	101,460	2,186

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	Insperity Inc.	27,593	2,131
	Global Brass & Copper
	Holdings Inc.	77,723	2,121
*	Quanta Services Inc.	91,553	2,117
	Insteel Industries Inc.	73,040	2,088
*	Wabash National Corp.	160,956	2,044
	Saia Inc.	81,156	2,040
	Herman Miller Inc.	68,245	2,040
	Alaska Air Group Inc.	34,480	2,010
	Greenbrier Cos. Inc.	68,767	2,003
	General Cable Corp.	145,201	1,846
	Comfort Systems USA Inc.	55,722	1,815
*	Meritor Inc.	249,677	1,798
*	American Woodmark Corp.	26,672	1,771
	Graco Inc.	21,300	1,683
	Brink’s Co.	56,451	1,608
	Roadrunner Transportation
	Systems Inc.	212,913	1,588
	Kforce Inc.	92,539	1,563
	RR Donnelley & Sons Co.	83,256	1,409
*	JetBlue Airways Corp.	82,764	1,371
*	Genesee & Wyoming Inc.
	Class A	22,043	1,299
*,^ Power Solutions
	International Inc.	69,245	1,236
	Pitney Bowes Inc.	63,395	1,128
*,^ Kornit Digital Ltd.		110,600	1,079
	Allison Transmission
	Holdings Inc.	35,326	997
	B/E Aerospace Inc.	21,504	993
	Deluxe Corp.	14,334	951
	Quad/Graphics Inc.	40,262	938
*	TASER International Inc.	37,283	928
*	Continental Building
	Products Inc.	41,579	924
*	Ply Gem Holdings Inc.	60,882	887
^	American Railcar Industries
	Inc.	21,902	864
*	Spirit Airlines Inc.	19,200	862
*	NCI Building Systems Inc.	48,122	769
	West Corp.	37,081	729
	Brady Corp. Class A	21,602	660
	Griffon Corp.	31,071	524
*	Hudson Technologies Inc.	137,767	496
*	Swift Transportation Co.	29,984	462
	Universal Forest Products
	Inc.	4,422	410
	Air Lease Corp. Class A	13,694	367
	H&E Equipment Services
	Inc.	18,091	344
*	YRC Worldwide Inc.	38,793	341
*	Caesarstone Ltd.	7,300	254
*	TriMas Corp.	13,366	241
	Kadant Inc.	4,580	236
	Knoll Inc.	8,688	211
*	Energy Recovery Inc.	22,816	203
*	AECOM	6,293	200
	Supreme Industries Inc.
	Class A	14,485	198
*	TransUnion	5,865	196
*	Dycom Industries Inc.	2,162	194
*	Gibraltar Industries Inc.	6,004	190
	Actuant Corp. Class A	8,317	188
*	Echo Global Logistics Inc.	8,300	186
	Steelcase Inc. Class A	13,662	185
			224,950

			Market
			Value•
		Shares	($000)
Information Technology (27.2%)
*	Cadence Design Systems
	Inc.	619,748	15,060
*	2U Inc.	406,965	11,969
*	Fleetmatics Group plc	216,445	9,379
	Demandware Inc.	114,221	8,555
*	Gigamon Inc.	224,939	8,410
*	CoStar Group Inc.	37,402	8,178
*	Euronet Worldwide Inc.	118,076	8,170
*	Gartner Inc.	73,331	7,143
*	SPS Commerce Inc.	112,633	6,826
	Trimble Navigation Ltd.	271,063	6,603
	Brooks Automation Inc.	579,653	6,504
*,^ Cimpress NV		64,889	6,001
	CDW Corp.	141,886	5,687
*	Ultimate Software Group
	Inc.	25,912	5,449
*	Super Micro Computer Inc.	201,549	5,008
	Shutterstock Inc.	107,067	4,904
	SS&C Technologies
	Holdings Inc.	170,126	4,777
*	Perficient Inc.	231,100	4,694
	ChannelAdvisor Corp.	321,486	4,658
*	Wix.com Ltd.	141,738	4,302
*	CEVA Inc.	157,400	4,277
*	Aerohive Networks Inc.	630,885	4,176
*	Mellanox Technologies
	Ltd.	86,615	4,154
*	Imperva Inc.	96,470	4,149
*	Proofpoint Inc.	63,486	4,005
	RealPage Inc.	177,382	3,961
*	Infoblox Inc.	208,318	3,908
*	Qualys Inc.	124,400	3,708
*	Guidewire Software Inc.	59,756	3,691
	Teradyne Inc.	183,331	3,610
	Broadridge Financial
	Solutions Inc.	52,042	3,393
	Descartes Systems Group
	Inc.	174,883	3,339
*	Inphi Corp.	103,446	3,313
	Barracuda Networks Inc.	207,853	3,147
	MAXIMUS Inc.	54,545	3,020
*	Manhattan Associates Inc.	46,141	2,959
	Stratasys Ltd.	128,505	2,941
*	BroadSoft Inc.	70,000	2,872
*	Aspen Technology Inc.	69,941	2,814
	DST Systems Inc.	22,700	2,643
*	NCR Corp.	95,017	2,639
	Intersil Corp. Class A	191,600	2,594
	Booz Allen Hamilton
	Holding Corp. Class A	87,293	2,587
	New Relic Inc.	87,713	2,577
*	Rudolph Technologies Inc.	165,700	2,573
*	Teradata Corp.	101,819	2,553
*	PROS Holdings Inc.	142,500	2,484
*	Advanced Micro Devices
	Inc.	463,023	2,380
	EarthLink Holdings Corp.	354,697	2,270
	Travelport Worldwide Ltd.	175,502	2,262
*	ShoreTel Inc.	329,484	2,204
*	GoDaddy Inc. Class A	69,260	2,160
*	Radware Ltd.	190,500	2,145
	CSG Systems International
	Inc.	53,073	2,139
	FEI Co.	19,850	2,122
*	MicroStrategy Inc. Class A	12,000	2,100
*	Silicon Laboratories Inc.	42,700	2,081
	Monolithic Power Systems
	Inc.	29,900	2,043

			Market
			Value•
		Shares	($000)
*	Extreme Networks Inc.	601,102	2,038
*	Tyler Technologies Inc.	12,000	2,001
	Jack Henry & Associates
	Inc.	21,981	1,918
*	Virtusa Corp.	65,800	1,900
	Hackett Group Inc.	135,491	1,879
*	Finisar Corp.	106,100	1,858
*	Rapid7 Inc.	147,500	1,856
	Leidos Holdings Inc.	38,450	1,841
*	Cardtronics Inc.	45,875	1,826
	Avnet Inc.	45,001	1,823
*	Sykes Enterprises Inc.	61,898	1,793
*	PTC Inc.	47,357	1,780
^	Ebix Inc.	37,100	1,777
*	WNS Holdings Ltd. ADR	64,029	1,729
*	Ciena Corp.	89,200	1,673
*	Zendesk Inc.	62,900	1,659
*	Stamps.com Inc.	18,700	1,635
*	Synchronoss Technologies
	Inc.	50,000	1,593
*	ON Semiconductor Corp.	179,831	1,586
	TeleTech Holdings Inc.	58,264	1,581
*	Microsemi Corp.	47,100	1,539
*	GTT Communications Inc.	82,906	1,532
	Power Integrations Inc.	30,500	1,527
*	OSI Systems Inc.	25,880	1,504
*	Red Hat Inc.	20,676	1,501
	Science Applications
	International Corp.	24,837	1,449
*	Qlik Technologies Inc.	48,900	1,446
*	A10 Networks Inc.	222,311	1,438
*	Blackhawk Network
	Holdings Inc.	38,428	1,287
*	Callidus Software Inc.	60,300	1,205
*	LivePerson Inc.	189,150	1,199
*,^ Allot Communications Ltd.		241,214	1,187
*	IPG Photonics Corp.	14,600	1,168
*	Silicon Graphics
	International Corp.	228,417	1,149
*	Paylocity Holding Corp.	26,327	1,137
*,^ Unisys Corp.		154,927	1,128
*	InvenSense Inc.	175,100	1,073
*	Advanced Energy
	Industries Inc.	27,700	1,051
*	Shopify Inc.	32,300	994
*	Eastman Kodak Co.	60,309	970
*	Pandora Media Inc.	76,750	956
*	Nimble Storage Inc.	108,300	862
*	Cirrus Logic Inc.	21,599	838
*,^ Digimarc Corp.		25,930	829
*	Synaptics Inc.	15,340	825
	Diebold Inc.	30,900	767
*	Paycom Software Inc.	17,130	740
*	PFSweb Inc.	73,268	696
*	EPAM Systems Inc.	9,119	586
*	Cray Inc.	18,399	551
*	Five9 Inc.	46,136	549
*	Jive Software Inc.	138,369	520
*	Bazaarvoice Inc.	127,769	512
*	MINDBODY Inc. Class A	30,134	486
	Tessera Technologies Inc.	15,400	472
*	WebMD Health Corp.	8,007	465
*	Angie’s List Inc.	68,539	446
*	Infinera Corp.	38,800	438
*	SecureWorks Corp. Class A	31,000	437
*	Rackspace Hosting Inc.	19,000	396
*	Acacia Communications Inc.	9,660	386
*	Xcerra Corp.	63,500	365
*	Itron Inc.	8,135	351

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Avid Technology Inc.	53,339	310
*	ePlus Inc.	3,417	279
*	NETGEAR Inc.	5,669	270
*	Take-Two Interactive
	Software Inc.	6,869	260
*	Interactive Intelligence
	Group Inc.	6,308	259
*	CyberArk Software Ltd.	5,300	258
*	Rubicon Project Inc.	18,200	248
*	RingCentral Inc. Class A	12,289	242
	Pegasystems Inc.	7,900	213
*	Liquidity Services Inc.	27,080	212
*	Plexus Corp.	4,837	209
*	Sonus Networks Inc.	22,645	197
*	NeoPhotonics Corp.	20,579	196
*	Applied Micro Circuits Corp.	30,306	195
*	DHI Group Inc.	27,769	173
*	Zebra Technologies Corp.	2,827	142
*,^ Twilio Inc.		3,000	110
			332,746
Materials (2.3%)
	Avery Dennison Corp.	44,591	3,333
	Quaker Chemical Corp.	31,401	2,801
*	Koppers Holdings Inc.	76,732	2,358
*	Trinseo SA	51,055	2,192
	Steel Dynamics Inc.	85,949	2,106
	Worthington Industries Inc.	48,613	2,056
	Bemis Co. Inc.	39,310	2,024
	AEP Industries Inc.	22,005	1,771
	Huntsman Corp.	107,171	1,441
	Graphic Packaging Holding
	Co.	109,128	1,368
*	US Concrete Inc.	14,788	901
	WR Grace & Co.	8,643	633
	Sealed Air Corp.	13,614	626
	American Vanguard Corp.	40,500	612
*	GCP Applied Technologies
	Inc.	21,965	572
*	Ryerson Holding Corp.	31,190	546
	RPM International Inc.	10,313	515
	Olympic Steel Inc.	15,366	420
	Stepan Co.	6,408	381
	Kaiser Aluminum Corp.	3,954	357
	Rayonier Advanced
	Materials Inc.	25,592	348
*	Crown Holdings Inc.	6,300	319
			27,680
Other (1.1%)
[2]	Vanguard Small-Cap
	Growth ETF	104,300	12,923
*	NuPathe Inc. CVR	345,900	207
*	Prosensa Holding NV CVR
	Expire 2/15/17	189,490	188
			13,318

		Market
		Value•
	Shares	($000)
Telecommunication Services (0.7%)
Cogent Communications
Holdings Inc.	88,568	3,548
* Vonage Holdings Corp.	315,100	1,922
* Cincinnati Bell Inc.	239,400	1,094
Inteliquent Inc.	47,400	943
* FairPoint Communications
Inc.	51,761	760
Shenandoah
Telecommunications Co.	9,981	390
* Boingo Wireless Inc.	26,233	234
* General Communication Inc.
Class A	8,900	140
		9,031
Utilities (0.2%)
Southwest Gas Corp.	13,286	1,046
Ormat Technologies Inc.	17,583	770
Spark Energy Inc. Class A	5,820	192
Middlesex Water Co.	4,311	187
		2,195
Total Common Stocks
(Cost $1,163,246)		1,199,798
Temporary Cash Investments (3.3%)[1]
Money Market Fund (3.1%)
[3,4] Vanguard Market
Liquidity Fund,
0.538%	38,622,491	38,622

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.2%)
[5,6] Federal Home Loan
Bank Discount Notes,
0.582%, 7/8/16	2,000	2,000
Total Temporary Cash Investments
(Cost $40,622)		40,622
Total Investments (101.3%)
(Cost $1,203,868)		1,240,420

Amount
($000)
Other Assets and Liabilities (-1.3%)
Other Assets
Investment in Vanguard	101
Receivables for Investment Securities Sold 46,850
Receivables for Accrued Income	453
Receivables for Capital Shares Issued	263
Other Assets	424
Total Other Assets	48,091
Liabilities
Payables for Investment Securities
Purchased	(46,048)
Collateral for Securities on Loan	(13,392)
Payables to Investment Advisor	(406)
Payables for Capital Shares Redeemed	(1,912)
Payables to Vanguard	(1,580)
Other Liabilities	(115)
Total Liabilities	(63,453)
Net Assets (100%)
Applicable to 64,707,465 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,225,058
Net Asset Value Per Share	$18.93

At June 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,149,128
Undistributed Net Investment Income	1,824
Accumulated Net Realized Gains	37,616
Unrealized Appreciation (Depreciation)
Investment Securities	36,552
Futures Contracts	(62)
Net Assets	1,225,058

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $13,190,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.6% and 1.7%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $13,392,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $1,000,000 and cash of $100,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2016
($000)
Investment Income
Income
Dividends[1]	4,832
Interest[1]	93
Securities Lending	954
Total Income	5,879
Expenses
Investment Advisory Fees—Note B
Basic Fee	878
Performance Adjustment	—
The Vanguard Group—Note C
Management and Administrative	1,070
Marketing and Distribution	113
Custodian Fees	29
Shareholders’ Reports	25
Trustees’ Fees and Expenses	1
Total Expenses	2,116
Net Investment Income	3,763
Realized Net Gain (Loss)
Investment Securities Sold[1]	40,275
Futures Contracts	(1,872)
Realized Net Gain (Loss)	38,403
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(28,539)
Futures Contracts	(319)
Change in Unrealized Appreciation
(Depreciation)	(28,858)
Net Increase (Decrease) in Net Assets
Resulting from Operations	13,308
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $53,000, $86,000, and $0, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,763	4,360
Realized Net Gain (Loss)	38,403	112,243
Change in Unrealized Appreciation (Depreciation)	(28,858)	(154,179)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,308	(37,576)
Distributions
Net Investment Income	(4,424)	(4,640)
Realized Capital Gain[1]	(112,327)	(147,415)
Total Distributions	(116,751)	(152,055)
Capital Share Transactions
Issued	65,103	190,501
Issued in Lieu of Cash Distributions	116,751	152,055
Redeemed	(109,267)	(226,311)
Net Increase (Decrease) from Capital Share Transactions	72,587	116,245
Total Increase (Decrease)	(30,856)	(73,386)
Net Assets
Beginning of Period	1,255,914	1,329,300
End of Period[2]	1,225,058	1,255,914
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $5,320,000 and $26,347,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,824,000 and $2,485,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.79	$24.14	$26.90	$20.08	$17.89	$17.68
Investment Operations
Net Investment Income	.061	.078	.085	.073	.155	.039
Net Realized and Unrealized Gain (Loss)
on Investments	.032	(.577)	.610	8.674	2.462	.204
Total from Investment Operations	.093	(.499)	.695	8.747	2.617	.243
Distributions
Dividends from Net Investment Income	(.074)	(.087)	(.075)	(.160)	(.045)	(.033)
Distributions from Realized Capital Gains	(1.879)	(2.764)	(3.380)	(1.767)	(.382)	—
Total Distributions	(1.953)	(2.851)	(3.455)	(1.927)	(.427)	(.033)
Net Asset Value, End of Period	$18.93	$20.79	$24.14	$26.90	$20.08	$17.89

Total Return	1.20%	-2.75%	3.38%	46.54%	14.65%	1.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,225	$1,256	$1,329	$1,406	$910	$834
Ratio of Total Expenses to
Average Net Assets[1]	0.35%	0.37%	0.39%	0.38%	0.38%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.62%	0.33%	0.34%	0.32%	0.78%	0.23%
Portfolio Turnover Rate	64%	57%	43%	64%	61%	59%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), 0.01%, 0.01%, 0.02%, and 0.04%.

Notes to Financial Statements

Vanguard Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix

Vanguard Small Company Growth Portfolio

system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2016, the portfolio’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and for the period ended June 30, 2016, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

Vanguard Small Company Growth Portfolio

The portfolio had no borrowings outstanding at June 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., and beginning January 2016, Arrowpoint Asset Management, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for periods prior to October 1, 2013, and to the current benchmark, Russell 2000 Growth Index beginning October 1, 2013, for the preceding three years. The benchmark change will be fully phased in by September 2016. In accordance with the advisory contract entered into with Arrowpoint Asset Management, LLC, beginning January 1, 2017, the investment advisory fee will be subject to quarterly adjustments based on performance since March 31, 2016, relative to the Russell 2500 Growth Index.

Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $145,000 for the six months ended June 30, 2016.

For the six months ended June 30, 2016, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, with no net increase or decrease based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2016, the portfolio had contributed to Vanguard capital in the amount of $101,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,199,403	—	395
Temporary Cash Investments	38,622	2,000	—
Futures Contracts—Assets[1]	290	—	—
Total	1,238,315	2,000	395
1 Represents variation margin on the last day of the reporting period.

Vanguard Small Company Growth Portfolio

E. At June 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2016	121	13,884	(72)
E-mini S&P 500 Index	September 2016	59	6,166	10
				(62)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2016, the cost of investment securities for tax purposes was $1,203,894,000. Net unrealized appreciation of investment securities for tax purposes was $36,526,000, consisting of unrealized gains of $156,588,000 on securities that had risen in value since their purchase and $120,062,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2016, the portfolio purchased $374,422,000 of investment securities and sold $371,547,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2016	December 31, 2015
	Shares	Shares
	(000)	(000)
Issued	3,522	8,503
Issued in Lieu of Cash Distributions	6,660	6,890
Redeemed	(5,887)	(10,036)
Net Increase (Decrease) in Shares Outstanding	4,295	5,357

At June 30, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 49% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2016, that would require recognition or disclosure in these financial statements.

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hyp othetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	12/31/2015	6/30/2016	Period[1]
Based on Actual Fund Return	$1,000.00	$1,011.98	$1.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.12	1.76

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Vanguard Small Company Growth Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Small Company Growth Portfolio has renewed the portfolio’s investment advisory arrangements with Granahan Investment Management, Inc. (Granahan), and The Vanguard Group, Inc. (Vanguard)—through its Quantitative Equity Group. The board also added Arrowpoint Asset Management, LLC (Arrowpoint Partners) to the portfolio’s investment advisory team effective January 2016. Please see the Notice to Shareholders for more information regarding the board’s approval of the advisor. The board determined that approving and renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Arrowpoint Partners. Founded in 2007, Arrowpoint Partners offers a wide range of investment strategies, including equity, fixed income, and structured products. Arrowpoint Partners uses in-depth, fundamental research to uncover companies that it believes can control their own economic destiny. These companies are in the expansionary phase of their life cycle (going from small-cap to mid-cap). Potential investments are evaluated by focusing on return on equity, return on invested capital, earnings, and the use of financial leverage. This strategy results in a portfolio of stable growth companies, cyclical share gainers, and to a lesser extent game-changing growth businesses that the investment team feels will drive alpha over time. Arrowpoint Partners prioritizes minimizing downside risk over potential return, and it takes a long-term view evidenced by its historically low turnover rate. Arrowpoint Partners has managed a portion of the portfolio since 2016.

Granahan. Founded in 1985, Granahan specializes in small-cap growth equity. The firm uses fundamental research to select a portfolio of 150–170 stocks with sustainable growth characteristics. The advisor achieves portfolio diversification through dedicated allocations to three categories of growth companies: core growth (40%–70%), companies with strong market position and established profit growth; pioneers (15%–30%), companies with unique technology or innovations; and special situations (15%–30%), companies with a catalyst for change that could lead to growth. Granahan has advised the portfolio since its inception in 1996.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval and continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Arrowpoint Partners or Granahan in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for shareholders.

Vanguard Small Company Growth Portfolio

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rates with Arrowpoint Partners and Granahan without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Vanguard® Total Bond Market Index Portfolio

Bond yields, which were expected to continue rising after the Federal Reserve’s rate hike In December, actually moved lower over the half year ended June 30, 2016. The decline was more pronounced for intermediate- and long-term bonds, but short-term yields ended lower as well.

Because falling bond yields push prices higher, Vanguard Total Bond Market Index Portfolio produced a solid return of 5.43% for the six months, with more than half of that result attributable to an increase in the market value of its holdings. The portfolio’s performance was in line with that of its expense-free benchmark, the Barclays U.S. Aggregate Float Adjusted Index, which returned 5.52%, and was a bit better than the average return of 5.19% for its peer group.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

On June 30, the portfolio’s 30-day SEC yield stood at 1.92%, down from 2.30% at the end of 2015. It’s important to note that as yields decline, the opportunity for returns to get a significant boost from price appreciation diminishes.

Solid demand drove prices higher
Early on in the new year, yields headed lower amid concerns about the pace of growth in China, the impact of a continuing slide in commodity prices on the outlook for inflation, and volatility in the stock market. Toward the end of the period, the United Kingdom’s vote to leave the 28-member European Union added another layer of uncertainty. And the Fed’s dampening of expectations for further rate hikes in the near term, as well as the exceptionally low or negative yields available abroad, added to the allure of U.S. debt.

In this environment, long-dated and lower-quality bonds generally produced the highest returns.

The overall return for U.S. Treasury securities, which accounted for well over one-third of the portfolio’s assets, was more than 5%. Although short- and intermediate-term Treasuries produced healthy gains, long-term Treasuries were the standout, with price increases boosting their return to more than 15%.

Government mortgage-backed securities, another big slice of the portfolio’s assets, didn’t fare as well. Their return of just under 3% may have been due in part to the fact that there aren’t nearly as many long-dated maturities in this segment. Concerns about prepayment risk may have played a role as well, given that interest rates were falling.

Investment-grade corporate bonds, which constituted more than one-quarter of portfolio assets, returned close to 8%. Utilities and industrials did even better than that. While many companies in the energy and metals and mining segments had been hard hit by the drop in commodity prices since 2014, demand for their bonds has revived with the improvement we saw in commodities from February.

The financials sector, on the other hand, returned less than 5%. The debt of banks in particular was out of favor because lower interest rates tend to weigh on their profitability.

Total Returns
Six Months Ended
June 30, 2016
Vanguard Total Bond Market Index Portfolio	5.43%
Barclays U.S. Aggregate Float Adjusted Index	5.52
Variable Insurance Core Bond Funds Average[1]	5.19

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Core Bond Funds
	Portfolio	Average
Total Bond Market Index Portfolio	0.15%	0.71%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the portfolio’s annualized expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Vanguard Total Bond Market Index Portfolio

Portfolio Profile
As of June 30, 2016

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Bonds	6,085	9,796
Yield [2]	1.9%	1.9%
Yield to Maturity	1.9%[3]	1.9%
Average Coupon	3.2%	3.1%
Average Effective Maturity	8.0 years	8.0 years
Average Duration	5.8 years	5.8 years
Expense Ratio [4]	0.15%	—
Short-Term Reserves	3.5%	—

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared	0.99
Beta	1.05

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	1.5%
1–3 Years	22.8
3–5 Years	29.4
5–10 Years	29.0
10–20 Years	3.9
20–30 Years	12.9
Over 30 Years	0.5

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	2.7%
Finance	8.6
Foreign	6.2
Government Mortgage-Backed	20.0
Industrial	17.4
Treasury/Agency	42.0
Utilities	2.2
Other	0.9

Distribution by Credit Quality (% of portfolio)

U.S. Government	62.1%
Aaa	6.2
Aa	4.3
A	12.6
Baa	14.8

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. Aggregate Float Adjusted Index.
2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
3 Before expenses.
4 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the portfolio’s annualized expense ratio was 0.15%.
5 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2005–June 30, 2016

Average Annual Total Returns: Periods Ended June 30, 2016

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Total Bond Market Index Portfolio	4/29/1991	6.06%	3.65%	1.71%	3.34%	5.05%

1 Six months ended June 30, 2016.
2 Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (62.3%)
U.S. Government Securities (39.5%)
United States Treasury Note/Bond	2.375%	7/31/17	2,886	2,943
United States Treasury Note/Bond	0.875%	8/15/17	11,275	11,317
United States Treasury Note/Bond	4.750%	8/15/17	2,175	2,277
United States Treasury Note/Bond	8.875%	8/15/17	5,650	6,176
United States Treasury Note/Bond	0.625%	8/31/17	693	694
United States Treasury Note/Bond	1.875%	8/31/17	8,600	8,732
United States Treasury Note/Bond	1.875%	9/30/17	7,000	7,115
United States Treasury Note/Bond	0.875%	10/15/17	14,425	14,484
United States Treasury Note/Bond	1.875%	10/31/17	2,801	2,850
United States Treasury Note/Bond	0.875%	11/15/17	10,276	10,319
United States Treasury Note/Bond	4.250%	11/15/17	975	1,024
United States Treasury Note/Bond	0.625%	11/30/17	3,625	3,628
United States Treasury Note/Bond	0.875%	11/30/17	4,111	4,128
United States Treasury Note/Bond	2.250%	11/30/17	10,000	10,236
United States Treasury Note/Bond	1.000%	12/15/17	4,268	4,295
United States Treasury Note/Bond	0.750%	12/31/17	2,305	2,311
United States Treasury Note/Bond	1.000%	12/31/17	359	361
United States Treasury Note/Bond	0.875%	1/15/18	8,475	8,513
United States Treasury Note/Bond	0.750%	1/31/18	3,000	3,008
United States Treasury Note/Bond	0.875%	1/31/18	9,225	9,268
United States Treasury Note/Bond	2.625%	1/31/18	2,478	2,557
United States Treasury Note/Bond	1.000%	2/15/18	5,203	5,238
United States Treasury Note/Bond	0.750%	2/28/18	1,210	1,213
United States Treasury Note/Bond	2.750%	2/28/18	1,000	1,036
United States Treasury Note/Bond	1.000%	3/15/18	6,601	6,646
United States Treasury Note/Bond	0.750%	3/31/18	4,970	4,984
United States Treasury Note/Bond	0.875%	3/31/18	4	4
United States Treasury Note/Bond	2.875%	3/31/18	2,465	2,562
United States Treasury Note/Bond	0.750%	4/15/18	4,671	4,684
United States Treasury Note/Bond	0.625%	4/30/18	4,507	4,511
United States Treasury Note/Bond	1.000%	5/15/18	11,470	11,558
United States Treasury Note/Bond	9.125%	5/15/18	50	58
United States Treasury Note/Bond	0.875%	5/31/18	4,425	4,450
United States Treasury Note/Bond	1.000%	5/31/18	11,211	11,299
United States Treasury Note/Bond	2.375%	5/31/18	1,299	1,343
United States Treasury Note/Bond	1.125%	6/15/18	1,658	1,675
United States Treasury Note/Bond	0.625%	6/30/18	2,250	2,251
United States Treasury Note/Bond	2.375%	6/30/18	4,429	4,585
United States Treasury Note/Bond	0.875%	7/15/18	4,473	4,497
United States Treasury Note/Bond	1.375%	7/31/18	9,131	9,274
United States Treasury Note/Bond	2.250%	7/31/18	2,778	2,873
United States Treasury Note/Bond	1.000%	8/15/18	1,755	1,769
United States Treasury Note/Bond	1.500%	8/31/18	13,725	13,987
United States Treasury Note/Bond	1.000%	9/15/18	5,355	5,398
United States Treasury Note/Bond	1.375%	9/30/18	14,903	15,152
United States Treasury Note/Bond	0.875%	10/15/18	2,415	2,428
United States Treasury Note/Bond	1.250%	10/31/18	3,975	4,031
United States Treasury Note/Bond	1.750%	10/31/18	7,700	7,897
United States Treasury Note/Bond	1.250%	11/15/18	3,589	3,640
United States Treasury Note/Bond	3.750%	11/15/18	4,395	4,718
United States Treasury Note/Bond	1.250%	11/30/18	3,280	3,327
United States Treasury Note/Bond	1.375%	11/30/18	3,030	3,083
United States Treasury Note/Bond	1.250%	12/15/18	7,058	7,161
United States Treasury Note/Bond	1.375%	12/31/18	9,800	9,973
United States Treasury Note/Bond	1.500%	12/31/18	8,950	9,135
United States Treasury Note/Bond	1.125%	1/15/19	3,461	3,500
United States Treasury Note/Bond	1.250%	1/31/19	1,300	1,320

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.500%	1/31/19	11,025	11,256
United States Treasury Note/Bond	0.750%	2/15/19	14,020	14,048
United States Treasury Note/Bond	2.750%	2/15/19	2,050	2,161
United States Treasury Note/Bond	8.875%	2/15/19	110	134
United States Treasury Note/Bond	1.375%	2/28/19	8,575	8,732
United States Treasury Note/Bond	1.500%	2/28/19	6,500	6,640
United States Treasury Note/Bond	1.000%	3/15/19	10,780	10,873
United States Treasury Note/Bond	1.500%	3/31/19	575	588
United States Treasury Note/Bond	1.625%	3/31/19	5,100	5,229
United States Treasury Note/Bond	0.875%	4/15/19	8,975	9,018
United States Treasury Note/Bond	1.250%	4/30/19	66	67
United States Treasury Note/Bond	1.625%	4/30/19	10,043	10,302
United States Treasury Note/Bond	0.875%	5/15/19	16,139	16,217
United States Treasury Note/Bond	3.125%	5/15/19	5,200	5,559
United States Treasury Note/Bond	1.125%	5/31/19	5,650	5,720
United States Treasury Note/Bond	1.500%	5/31/19	5,100	5,216
United States Treasury Note/Bond	0.875%	6/15/19	4,000	4,020
United States Treasury Note/Bond	1.000%	6/30/19	441	445
United States Treasury Note/Bond	1.625%	6/30/19	3,702	3,802
United States Treasury Note/Bond	0.875%	7/31/19	1,898	1,906
United States Treasury Note/Bond	1.625%	7/31/19	2,487	2,554
United States Treasury Note/Bond	3.625%	8/15/19	1,800	1,961
United States Treasury Note/Bond	8.125%	8/15/19	64	79
United States Treasury Note/Bond	1.000%	8/31/19	175	176
United States Treasury Note/Bond	1.625%	8/31/19	4,236	4,351
United States Treasury Note/Bond	1.000%	9/30/19	575	579
United States Treasury Note/Bond	1.750%	9/30/19	2,150	2,217
United States Treasury Note/Bond	1.250%	10/31/19	625	635
United States Treasury Note/Bond	1.500%	10/31/19	500	512
United States Treasury Note/Bond	3.375%	11/15/19	8,485	9,221
United States Treasury Note/Bond	1.500%	11/30/19	4,242	4,341
United States Treasury Note/Bond	1.125%	12/31/19	500	505
United States Treasury Note/Bond	1.625%	12/31/19	3,275	3,366
United States Treasury Note/Bond	1.250%	1/31/20	499	506
United States Treasury Note/Bond	1.375%	1/31/20	864	881
United States Treasury Note/Bond	3.625%	2/15/20	19,775	21,765
United States Treasury Note/Bond	8.500%	2/15/20	887	1,131
United States Treasury Note/Bond	1.250%	2/29/20	2,143	2,175
United States Treasury Note/Bond	1.375%	2/29/20	2,094	2,134
United States Treasury Note/Bond	1.125%	3/31/20	5,900	5,961
United States Treasury Note/Bond	1.375%	3/31/20	7,070	7,205
United States Treasury Note/Bond	1.125%	4/30/20	16,925	17,094
United States Treasury Note/Bond	1.375%	4/30/20	2,523	2,571
United States Treasury Note/Bond	3.500%	5/15/20	3,515	3,864
United States Treasury Note/Bond	1.375%	5/31/20	900	917
United States Treasury Note/Bond	1.500%	5/31/20	4,508	4,614
United States Treasury Note/Bond	1.625%	6/30/20	1,310	1,347
United States Treasury Note/Bond	1.875%	6/30/20	9,825	10,203
United States Treasury Note/Bond	1.625%	7/31/20	5,119	5,265
United States Treasury Note/Bond	2.000%	7/31/20	2,419	2,525
United States Treasury Note/Bond	2.625%	8/15/20	2,258	2,414
United States Treasury Note/Bond	8.750%	8/15/20	8,425	11,107
United States Treasury Note/Bond	1.375%	8/31/20	1,825	1,859
United States Treasury Note/Bond	2.125%	8/31/20	967	1,014
United States Treasury Note/Bond	2.000%	9/30/20	597	624
United States Treasury Note/Bond	1.375%	10/31/20	2,685	2,734
United States Treasury Note/Bond	1.750%	10/31/20	8,461	8,747
United States Treasury Note/Bond	2.625%	11/15/20	4,305	4,613
United States Treasury Note/Bond	1.625%	11/30/20	5,586	5,750
United States Treasury Note/Bond	2.000%	11/30/20	8,575	8,961

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.750%	12/31/20	5,856	6,058
United States Treasury Note/Bond	2.375%	12/31/20	8,150	8,653
United States Treasury Note/Bond	1.375%	1/31/21	1,933	1,967
United States Treasury Note/Bond	2.125%	1/31/21	4,171	4,386
United States Treasury Note/Bond	3.625%	2/15/21	6,833	7,649
United States Treasury Note/Bond	7.875%	2/15/21	1,180	1,548
United States Treasury Note/Bond	1.125%	2/28/21	580	584
United States Treasury Note/Bond	2.000%	2/28/21	4,050	4,237
United States Treasury Note/Bond	1.250%	3/31/21	12,340	12,487
United States Treasury Note/Bond	2.250%	3/31/21	9,450	10,001
United States Treasury Note/Bond	1.375%	4/30/21	650	661
United States Treasury Note/Bond	2.250%	4/30/21	5,375	5,690
United States Treasury Note/Bond	3.125%	5/15/21	5,975	6,574
United States Treasury Note/Bond	1.375%	5/31/21	4,340	4,419
United States Treasury Note/Bond	2.000%	5/31/21	9,483	9,932
United States Treasury Note/Bond	1.125%	6/30/21	11,380	11,442
United States Treasury Note/Bond	2.125%	6/30/21	3,650	3,845
United States Treasury Note/Bond	2.250%	7/31/21	6,425	6,809
United States Treasury Note/Bond	2.125%	8/15/21	3,556	3,748
United States Treasury Note/Bond	2.000%	8/31/21	7,250	7,594
United States Treasury Note/Bond	2.125%	9/30/21	6,900	7,273
United States Treasury Note/Bond	2.000%	10/31/21	9,670	10,131
United States Treasury Note/Bond	2.000%	11/15/21	1,065	1,117
United States Treasury Note/Bond	8.000%	11/15/21	2,570	3,500
United States Treasury Note/Bond	1.875%	11/30/21	5,058	5,268
United States Treasury Note/Bond	2.125%	12/31/21	5,953	6,278
United States Treasury Note/Bond	1.500%	1/31/22	1,850	1,888
United States Treasury Note/Bond	2.000%	2/15/22	235	246
United States Treasury Note/Bond	1.750%	2/28/22	10,104	10,445
United States Treasury Note/Bond	1.750%	3/31/22	10,649	11,005
United States Treasury Note/Bond	1.750%	4/30/22	6,175	6,381
United States Treasury Note/Bond	1.875%	5/31/22	5,650	5,878
United States Treasury Note/Bond	2.125%	6/30/22	1,040	1,097
United States Treasury Note/Bond	2.000%	7/31/22	6,975	7,304
United States Treasury Note/Bond	1.625%	8/15/22	205	210
United States Treasury Note/Bond	7.250%	8/15/22	100	136
United States Treasury Note/Bond	1.875%	8/31/22	4,459	4,636
United States Treasury Note/Bond	1.750%	9/30/22	10,287	10,615
United States Treasury Note/Bond	1.875%	10/31/22	6,520	6,777
United States Treasury Note/Bond	1.625%	11/15/22	4,125	4,223
United States Treasury Note/Bond	7.625%	11/15/22	40	56
United States Treasury Note/Bond	2.000%	11/30/22	7,850	8,217
United States Treasury Note/Bond	2.125%	12/31/22	8,629	9,098
United States Treasury Note/Bond	1.750%	1/31/23	5,625	5,798
United States Treasury Note/Bond	2.000%	2/15/23	123	129
United States Treasury Note/Bond	7.125%	2/15/23	1,690	2,326
United States Treasury Note/Bond	1.500%	2/28/23	2,070	2,101
United States Treasury Note/Bond	1.500%	3/31/23	10,630	10,784
United States Treasury Note/Bond	1.625%	4/30/23	5,215	5,334
United States Treasury Note/Bond	1.750%	5/15/23	12,970	13,383
United States Treasury Note/Bond	1.625%	5/31/23	6,175	6,316
United States Treasury Note/Bond	1.375%	6/30/23	4,500	4,525
United States Treasury Note/Bond	2.500%	8/15/23	7,160	7,757
United States Treasury Note/Bond	6.250%	8/15/23	6,565	8,801
United States Treasury Note/Bond	2.750%	11/15/23	7,111	7,840
United States Treasury Note/Bond	2.750%	2/15/24	9,410	10,391
United States Treasury Note/Bond	2.500%	5/15/24	9,960	10,821
United States Treasury Note/Bond	2.375%	8/15/24	11,564	12,451
United States Treasury Note/Bond	2.250%	11/15/24	10,181	10,863
United States Treasury Note/Bond	7.500%	11/15/24	25	37
United States Treasury Note/Bond	2.000%	2/15/25	3,325	3,479
United States Treasury Note/Bond	2.125%	5/15/25	9,810	10,365
United States Treasury Note/Bond	2.000%	8/15/25	10,781	11,274
United States Treasury Note/Bond	6.875%	8/15/25	1,957	2,872
United States Treasury Note/Bond	2.250%	11/15/25	7,496	8,001
United States Treasury Note/Bond	1.625%	2/15/26	8,042	8,136
United States Treasury Note/Bond	6.000%	2/15/26	4,160	5,860
United States Treasury Note/Bond	1.625%	5/15/26	14,405	14,590
United States Treasury Note/Bond	6.750%	8/15/26	630	944
United States Treasury Note/Bond	6.500%	11/15/26	765	1,134
United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,601

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	6.375%	8/15/27	185	277
	United States Treasury Note/Bond	6.125%	11/15/27	346	511
	United States Treasury Note/Bond	5.500%	8/15/28	955	1,366
	United States Treasury Note/Bond	5.250%	11/15/28	1,435	2,020
	United States Treasury Note/Bond	5.250%	2/15/29	2,183	3,087
	United States Treasury Note/Bond	6.125%	8/15/29	2,255	3,451
	United States Treasury Note/Bond	6.250%	5/15/30	1,350	2,122
	United States Treasury Note/Bond	5.375%	2/15/31	1,800	2,670
	United States Treasury Note/Bond	4.500%	2/15/36	2,900	4,177
	United States Treasury Note/Bond	4.750%	2/15/37	925	1,376
	United States Treasury Note/Bond	4.375%	2/15/38	1,900	2,709
	United States Treasury Note/Bond	3.500%	2/15/39	2,195	2,771
	United States Treasury Note/Bond	4.250%	5/15/39	3,782	5,287
	United States Treasury Note/Bond	4.500%	8/15/39	2,306	3,335
	United States Treasury Note/Bond	4.375%	11/15/39	2,817	4,005
	United States Treasury Note/Bond	4.625%	2/15/40	5,050	7,427
	United States Treasury Note/Bond	4.375%	5/15/40	3,735	5,318
	United States Treasury Note/Bond	3.875%	8/15/40	2,930	3,891
	United States Treasury Note/Bond	4.250%	11/15/40	4,855	6,803
	United States Treasury Note/Bond	4.750%	2/15/41	3,956	5,940
	United States Treasury Note/Bond	4.375%	5/15/41	940	1,343
	United States Treasury Note/Bond	3.750%	8/15/41	900	1,175
	United States Treasury Note/Bond	3.125%	11/15/41	716	846
	United States Treasury Note/Bond	3.125%	2/15/42	281	332
	United States Treasury Note/Bond	3.000%	5/15/42	5,050	5,837
	United States Treasury Note/Bond	2.750%	8/15/42	4,510	4,973
	United States Treasury Note/Bond	2.750%	11/15/42	17,546	19,317
	United States Treasury Note/Bond	3.125%	2/15/43	5,200	6,134
	United States Treasury Note/Bond	2.875%	5/15/43	4,850	5,456
	United States Treasury Note/Bond	3.625%	8/15/43	6,980	9,012
	United States Treasury Note/Bond	3.750%	11/15/43	4,617	6,095
	United States Treasury Note/Bond	3.625%	2/15/44	3,224	4,158
	United States Treasury Note/Bond	3.375%	5/15/44	6,129	7,560
	United States Treasury Note/Bond	3.125%	8/15/44	8,006	9,431
	United States Treasury Note/Bond	3.000%	11/15/44	10,540	12,126
	United States Treasury Note/Bond	2.500%	2/15/45	5,860	6,106
	United States Treasury Note/Bond	3.000%	5/15/45	5,117	5,886
	United States Treasury Note/Bond	2.875%	8/15/45	9,208	10,341
	United States Treasury Note/Bond	3.000%	11/15/45	3,699	4,256
	United States Treasury Note/Bond	2.500%	2/15/46	6,506	6,780
	United States Treasury Note/Bond	2.500%	5/15/46	8,625	8,998
1,220,588
Agency Bonds and Notes (2.2%)
[1]	AID-Israel	5.500%	12/4/23	50	63
[1]	AID-Israel	5.500%	4/26/24	475	602
[1]	AID-Jordan	1.945%	6/23/19	200	207
[1]	AID-Jordan	2.503%	10/30/20	225	239
[1]	AID-Jordan	2.578%	6/30/22	200	214
[1]	AID-Ukraine	1.844%	5/16/19	200	206
[1]	AID-Ukraine	1.847%	5/29/20	200	205
[2]	Federal Farm Credit Banks	1.125%	9/22/17	100	101
[2]	Federal Farm Credit Banks	1.000%	9/25/17	125	126
[2]	Federal Farm Credit Banks	1.125%	12/18/17	250	252
[2]	Federal Farm Credit Banks	1.110%	2/20/18	125	126
[2]	Federal Farm Credit Banks	0.750%	4/18/18	250	250
[2]	Federal Farm Credit Banks	1.100%	6/1/18	100	101
[2]	Federal Farm Credit Banks	5.150%	11/15/19	500	570
[2]	Federal Farm Credit Banks	3.500%	12/20/23	75	85
[2]	Federal Home Loan Banks	0.860%	8/1/17	250	251
[2]	Federal Home Loan Banks	0.750%	8/28/17	500	501
[2]	Federal Home Loan Banks	0.625%	10/26/17	1,400	1,400
[2]	Federal Home Loan Banks	5.000%	11/17/17	225	238
[2]	Federal Home Loan Banks	1.000%	12/19/17	1,000	1,005
[2]	Federal Home Loan Banks	1.375%	3/9/18	600	607
[2]	Federal Home Loan Banks	0.875%	3/19/18	885	888
[2]	Federal Home Loan Banks	1.125%	4/25/18	550	554
[2]	Federal Home Loan Banks	0.875%	6/29/18	1,175	1,179
[2]	Federal Home Loan Banks	5.375%	8/15/18	150	165
[2]	Federal Home Loan Banks	1.125%	6/21/19	1,200	1,211
[2]	Federal Home Loan Banks	1.875%	3/13/20	75	78
[2]	Federal Home Loan Banks	4.125%	3/13/20	300	334

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2]	Federal Home Loan Banks	5.250%	12/11/20	425	501
[2]	Federal Home Loan Banks	1.375%	2/18/21	450	455
[2]	Federal Home Loan Banks	5.625%	6/11/21	35	42
[2]	Federal Home Loan Banks	2.125%	3/10/23	970	1,008
[2]	Federal Home Loan Banks	5.500%	7/15/36	1,400	2,026
[3]	Federal Home Loan Mortgage Corp.	0.750%	7/14/17	600	601
[3]	Federal Home Loan Mortgage Corp.	1.000%	7/28/17	679	682
[3]	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	700	703
[3]	Federal Home Loan Mortgage Corp.	5.125%	11/17/17	200	212
[3]	Federal Home Loan Mortgage Corp.	1.000%	12/15/17	700	704
[3]	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	700	701
[3]	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	1,000	1,003
[3]	Federal Home Loan Mortgage Corp.	0.750%	4/9/18	500	501
[3]	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	550	595
[3]	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	625	675
[3]	Federal Home Loan Mortgage Corp.	1.125%	4/15/19	600	605
[3]	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	1,150	1,182
[3]	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	700	708
[3]	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	1,150	1,163
[3]	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	1,300	1,319
[3]	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	847
[3]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	194
[3]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,364
[3]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	759
[3]	Federal National Mortgage Assn.	0.875%	8/28/17	175	176
[3]	Federal National Mortgage Assn.	1.000%	9/27/17	550	553
[3]	Federal National Mortgage Assn.	0.875%	10/26/17	900	903
[3]	Federal National Mortgage Assn.	0.875%	12/20/17	1,500	1,505
[3]	Federal National Mortgage Assn.	0.875%	2/8/18	2,500	2,509
[3]	Federal National Mortgage Assn.	0.875%	3/28/18	1,000	1,003
[3]	Federal National Mortgage Assn.	0.875%	5/21/18	510	512
[3]	Federal National Mortgage Assn.	1.125%	7/20/18	1,500	1,513
[3]	Federal National Mortgage Assn.	1.875%	9/18/18	1,483	1,520
[3]	Federal National Mortgage Assn.	1.125%	10/19/18	700	706
[3]	Federal National Mortgage Assn.	1.625%	11/27/18	1,330	1,358
[3]	Federal National Mortgage Assn.	1.125%	12/14/18	1,315	1,326
[3]	Federal National Mortgage Assn.	1.375%	1/28/19	600	609
[3]	Federal National Mortgage Assn.	1.875%	2/19/19	500	514
[3]	Federal National Mortgage Assn.	1.000%	2/26/19	550	553
[3]	Federal National Mortgage Assn.	1.750%	6/20/19	1,000	1,027
[3]	Federal National Mortgage Assn.	1.750%	9/12/19	2,000	2,055
[3]	Federal National Mortgage Assn.	0.000%	10/9/19	275	264
[3]	Federal National Mortgage Assn.	1.750%	11/26/19	1,000	1,028
[3]	Federal National Mortgage Assn.	1.625%	1/21/20	1,000	1,024
[3]	Federal National Mortgage Assn.	1.500%	6/22/20	1,000	1,019
[3]	Federal National Mortgage Assn.	1.500%	11/30/20	1,000	1,017
[3]	Federal National Mortgage Assn.	1.875%	12/28/20	1,000	1,033
[3]	Federal National Mortgage Assn.	1.375%	2/26/21	550	556
[3]	Federal National Mortgage Assn.	2.625%	9/6/24	500	537
[3]	Federal National Mortgage Assn.	2.125%	4/24/26	575	592
[3]	Federal National Mortgage Assn.	6.250%	5/15/29	175	255
[3]	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,452
[3]	Federal National Mortgage Assn.	7.250%	5/15/30	300	478
[3]	Federal National Mortgage Assn.	6.625%	11/15/30	300	459
[3]	Federal National Mortgage Assn.	5.625%	7/15/37	275	405
[2]	Financing Corp.	9.650%	11/2/18	225	271
	Private Export Funding Corp.	2.250%	12/15/17	125	128
	Private Export Funding Corp.	1.875%	7/15/18	100	102
	Private Export Funding Corp.	4.375%	3/15/19	200	219
	Private Export Funding Corp.	1.450%	8/15/19	125	127
	Private Export Funding Corp.	2.250%	3/15/20	150	156
	Private Export Funding Corp.	2.300%	9/15/20	50	52
	Private Export Funding Corp.	4.300%	12/15/21	100	115
	Private Export Funding Corp.	2.800%	5/15/22	125	134
	Private Export Funding Corp.	2.050%	11/15/22	1,075	1,105
	Private Export Funding Corp.	3.550%	1/15/24	100	112
	Private Export Funding Corp.	2.450%	7/15/24	100	104
	Private Export Funding Corp.	3.250%	6/15/25	50	56
[2]	Tennessee Valley Authority	5.500%	7/18/17	275	289
[2]	Tennessee Valley Authority	4.500%	4/1/18	175	186

Face				Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[2] Tennessee Valley Authority	1.750%	10/15/18	150	153
[2] Tennessee Valley Authority	3.875%	2/15/21	250	280
[2] Tennessee Valley Authority	1.875%	8/15/22	175	179
[2] Tennessee Valley Authority	2.875%	9/15/24	191	206
[2] Tennessee Valley Authority	6.750%	11/1/25	134	188
[2] Tennessee Valley Authority	7.125%	5/1/30	1,000	1,533
[2] Tennessee Valley Authority	4.650%	6/15/35	175	222
[2] Tennessee Valley Authority	5.880%	4/1/36	250	362
[2] Tennessee Valley Authority	5.500%	6/15/38	100	140
[2] Tennessee Valley Authority	5.250%	9/15/39	225	307
[2] Tennessee Valley Authority	3.500%	12/15/42	200	216
[2] Tennessee Valley Authority	4.875%	1/15/48	100	127
[2] Tennessee Valley Authority	5.375%	4/1/56	50	70
[2] Tennessee Valley Authority	4.625%	9/15/60	180	225
[2] Tennessee Valley Authority	4.250%	9/15/65	200	234
				67,367
Conventional Mortgage-Backed Securities (20.3%)
[3,4] Fannie Mae Pool	2.000%	8/1/28–
		10/1/28	1,350	1,374
[3,4,5] Fannie Mae Pool	2.500%	3/1/27–
		1/1/43	17,785	18,449
[3,4,5] Fannie Mae Pool	3.000%	11/1/25–
		7/1/46	53,253	55,677
[3,4,5] Fannie Mae Pool	3.500%	10/1/20–
		7/1/46	72,320	76,648
[3,4,5] Fannie Mae Pool	4.000%	8/1/18–
		7/1/46	46,576	50,130
[3,4,5] Fannie Mae Pool	4.500%	2/1/18–
		7/1/46	22,368	24,495
[3,4] Fannie Mae Pool	5.000%	3/1/17–
		1/1/44	12,907	14,307
[3,4] Fannie Mae Pool	5.500%	11/1/16–
		4/1/40	10,447	11,750
[3,4] Fannie Mae Pool	6.000%	10/1/16–
		5/1/41	6,628	7,587
[3,4] Fannie Mae Pool	6.500%	9/1/16–
		10/1/39	2,303	2,646
[3,4] Fannie Mae Pool	7.000%	8/1/16–
		11/1/37	606	689
[3,4] Fannie Mae Pool	7.500%	11/1/22–
		2/1/32	55	64
[3,4] Fannie Mae Pool	8.000%	8/1/17–
		11/1/30	41	45
[3,4] Fannie Mae Pool	8.500%	7/1/22–
		4/1/31	14	16
[3,4] Fannie Mae Pool	9.000%	7/1/22–
		12/1/24	2	2
[3,4] Fannie Mae Pool	9.500%	12/1/18–
		2/1/25	2	2
[3,4] Freddie Mac Gold Pool	2.000%	8/1/28–
		1/1/29	722	736
[3,4] Freddie Mac Gold Pool	2.500%	4/1/27–
		2/1/43	13,589	14,082
[3,4,5] Freddie Mac Gold Pool	3.000%	10/1/26–
		7/1/46	35,133	36,704
[3,4,5] Freddie Mac Gold Pool	3.500%	9/1/25–
		7/1/46	45,014	47,596
[3,4,5] Freddie Mac Gold Pool	4.000%	7/1/18–
		7/1/46	28,049	30,098
[3,4] Freddie Mac Gold Pool	4.500%	1/1/18–
		7/1/46	14,057	15,306
[3,4] Freddie Mac Gold Pool	5.000%	10/1/17–
		10/1/41	7,608	8,360
[3,4] Freddie Mac Gold Pool	5.500%	8/1/16–
		6/1/41	5,945	6,647
[3,4] Freddie Mac Gold Pool	6.000%	8/1/16–
		3/1/39	3,940	4,488
[3,4] Freddie Mac Gold Pool	6.500%	7/1/16–
		4/1/39	1,270	1,467

Vanguard Total Bond Market Index Portfolio

Face				Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4] Freddie Mac Gold Pool	7.000%	4/1/23–
		2/1/37	427	495
[3,4] Freddie Mac Gold Pool	7.500%	11/1/19–
		4/1/28	32	36
[3,4] Freddie Mac Gold Pool	8.000%	1/1/22–
		7/1/30	29	36
[3,4] Freddie Mac Gold Pool	8.500%	4/1/23–
		11/1/30	23	25
[3,4] Freddie Mac Gold Pool	9.000%	5/1/27–
		5/1/30	5	6
[4] Ginnie Mae I Pool	3.000%	1/15/26–
		12/15/45	3,935	4,124
[4,5] Ginnie Mae I Pool	3.500%	11/15/25–
		7/1/46	4,934	5,255
[4,5] Ginnie Mae I Pool	4.000%	10/15/24–
		7/1/46	6,365	6,856
[4] Ginnie Mae I Pool	4.500%	8/15/18–
		3/15/41	7,508	8,310
[4,5] Ginnie Mae I Pool	5.000%	1/15/18–
		7/1/46	4,644	5,208
[4] Ginnie Mae I Pool	5.500%	6/15/18–
		12/15/40	2,669	3,015
[4] Ginnie Mae I Pool	6.000%	2/15/17–
		3/15/40	1,907	2,194
[4] Ginnie Mae I Pool	6.500%	11/15/23–
		2/15/39	527	587
[4] Ginnie Mae I Pool	7.000%	5/15/23–
		10/15/31	128	142
[4] Ginnie Mae I Pool	7.500%	4/15/22–
		1/15/31	56	62
[4] Ginnie Mae I Pool	8.000%	2/15/22–
		10/15/30	36	38
[4] Ginnie Mae I Pool	8.500%	6/15/24–
		9/15/26	6	6
[4] Ginnie Mae I Pool	9.000%	12/15/19–
		10/15/26	2	2
[4] Ginnie Mae I Pool	9.500%	12/15/21	2	2
[4] Ginnie Mae II Pool	2.500%	6/20/27–
		6/20/28	808	842
[4,5] Ginnie Mae II Pool	3.000%	2/20/27–
		7/1/46	31,919	33,451
[4,5] Ginnie Mae II Pool	3.500%	9/20/25–
		7/1/46	62,229	66,159
[4,5] Ginnie Mae II Pool	4.000%	9/20/25–
		7/1/46	31,747	34,062
[4] Ginnie Mae II Pool	4.500%	2/20/39–
		1/20/46	13,886	15,031
[4] Ginnie Mae II Pool	5.000%	3/20/18–
		7/20/44	7,055	7,750
[4] Ginnie Mae II Pool	5.500%	6/20/34–
		9/20/41	2,006	2,213
[4] Ginnie Mae II Pool	6.000%	3/20/33–
		7/20/39	1,087	1,223
[4] Ginnie Mae II Pool	6.500%	12/20/35–
		11/20/39	370	418
[4] Ginnie Mae II Pool	7.000%	8/20/36–
		4/20/38	43	49
				626,962
Nonconventional Mortgage-Backed Securities (0.3%)
[3,4,6] Fannie Mae Pool	1.956%	4/1/37	30	31
[3,4,6] Fannie Mae Pool	2.083%	9/1/37	69	74
[3,4] Fannie Mae Pool	2.114%	3/1/43	212	217
[3,4,6] Fannie Mae Pool	2.126%	12/1/41	89	91
[3,4] Fannie Mae Pool	2.189%	6/1/43	168	173
[3,4] Fannie Mae Pool	2.217%	9/1/42	156	163
[3,4] Fannie Mae Pool	2.222%	10/1/42	107	110
[3,4] Fannie Mae Pool	2.267%	7/1/43	229	237
[3,4,6] Fannie Mae Pool	2.341%	8/1/35	120	128
[3,4] Fannie Mae Pool	2.387%	7/1/42	174	180
[3,4,6] Fannie Mae Pool	2.410%	9/1/40–
		5/1/42	266	279

Face				Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4,6] Fannie Mae Pool	2.415%	6/1/36	1	1
[3,4] Fannie Mae Pool	2.419%	5/1/43	341	355
[3,4,6] Fannie Mae Pool	2.439%	12/1/33	16	17
[3,4,6] Fannie Mae Pool	2.445%	7/1/39	12	13
[3,4,6] Fannie Mae Pool	2.450%	7/1/37	13	14
[3,4] Fannie Mae Pool	2.451%	10/1/42	134	139
[3,4,6] Fannie Mae Pool	2.453%	8/1/40–
		9/1/43	90	94
[3,4,6] Fannie Mae Pool	2.482%	9/1/34	14	15
[3,4,6] Fannie Mae Pool	2.485%	11/1/36	58	62
[3,4,6] Fannie Mae Pool	2.488%	7/1/38	14	15
[3,4,6] Fannie Mae Pool	2.519%	2/1/36	17	17
[3,4,6] Fannie Mae Pool	2.535%	10/1/39	24	25
[3,4,6] Fannie Mae Pool	2.544%	8/1/37–
		10/1/40	147	155
[3,4,6] Fannie Mae Pool	2.566%	7/1/42	45	49
[3,4,6] Fannie Mae Pool	2.568%	6/1/37	34	36
[3,4,6] Fannie Mae Pool	2.573%	12/1/40	71	74
[3,4,6] Fannie Mae Pool	2.576%	11/1/39	14	15
[3,4,6] Fannie Mae Pool	2.577%	7/1/36	13	13
[3,4,6] Fannie Mae Pool	2.612%	12/1/41	91	98
[3,4] Fannie Mae Pool	2.619%	11/1/41	89	95
[3,4,6] Fannie Mae Pool	2.623%	12/1/35	59	63
[3,4,6] Fannie Mae Pool	2.634%	1/1/37	56	60
[3,4,6] Fannie Mae Pool	2.674%	10/1/40	44	46
[3,4,6] Fannie Mae Pool	2.685%	11/1/33–
		12/1/40	104	109
[3,4,6] Fannie Mae Pool	2.690%	11/1/40–
		12/1/40	71	74
[3,4,6] Fannie Mae Pool	2.710%	1/1/40	38	40
[3,4] Fannie Mae Pool	2.712%	1/1/42	92	98
[3,4] Fannie Mae Pool	2.750%	3/1/42	128	135
[3,4,6] Fannie Mae Pool	2.753%	2/1/41–
		1/1/42	132	137
[3,4,6] Fannie Mae Pool	2.770%	11/1/34	21	22
[3,4] Fannie Mae Pool	2.775%	11/1/41	90	97
[3,4,6] Fannie Mae Pool	2.796%	1/1/35	78	84
[3,4,6] Fannie Mae Pool	2.805%	5/1/42	32	34
[3,4,6] Fannie Mae Pool	2.828%	3/1/41	100	106
[3,4,6] Fannie Mae Pool	2.848%	5/1/40	29	31
[3,4] Fannie Mae Pool	2.899%	12/1/40	42	44
[3,4,6] Fannie Mae Pool	2.915%	3/1/42	82	88
[3,4,6] Fannie Mae Pool	2.939%	3/1/41	58	62
[3,4] Fannie Mae Pool	2.947%	9/1/43	169	177
[3,4,6] Fannie Mae Pool	2.999%	5/1/41	54	57
[3,4,6] Fannie Mae Pool	3.043%	5/1/40	13	14
[3,4] Fannie Mae Pool	3.058%	2/1/41	44	47
[3,4] Fannie Mae Pool	3.138%	2/1/41	44	46
[3,4,6] Fannie Mae Pool	3.162%	5/1/36	4	4
[3,4] Fannie Mae Pool	3.359%	8/1/42	126	131
[3,4] Fannie Mae Pool	3.568%	4/1/41	83	87
[3,4] Fannie Mae Pool	3.580%	8/1/39	27	30
[3,4] Fannie Mae Pool	3.582%	6/1/41	20	21
[3,4] Fannie Mae Pool	3.586%	7/1/41	146	156
[3,4] Fannie Mae Pool	3.749%	6/1/41	83	89
[3,4,6] Fannie Mae Pool	3.796%	8/1/39	64	66
[3,4] Fannie Mae Pool	3.832%	9/1/40	110	118
[3,4,6] Fannie Mae Pool	4.034%	11/1/39	25	26
[3,4,6] Fannie Mae Pool	4.282%	12/1/39	66	69
[3,4] Fannie Mae Pool	4.847%	3/1/38	16	17
[3,4] Fannie Mae Pool	5.520%	4/1/37	30	31
[3,4] Fannie Mae Pool	5.576%	10/1/37	47	50
[3,4] Fannie Mae Pool	5.852%	12/1/37	43	46
[3,4,6] Fannie Mae Pool	6.004%	10/1/37	47	49
[3,4,6] Freddie Mac Non Gold Pool	1.735%	10/1/37	2	2
[3,4,6] Freddie Mac Non Gold Pool	2.230%	6/1/37	43	44
[3,4] Freddie Mac Non Gold Pool	2.334%	5/1/42	23	24
[3,4,6] Freddie Mac Non Gold Pool	2.479%	7/1/35	25	26
[3,4,6] Freddie Mac Non Gold Pool	2.492%	10/1/37	24	26
[3,4,6] Freddie Mac Non Gold Pool	2.500%	1/1/38	15	16
[3,4,6] Freddie Mac Non Gold Pool	2.515%	12/1/36	20	21

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4] Freddie Mac Non Gold Pool	2.573%	2/1/42	67	71
[3,4,6] Freddie Mac Non Gold Pool	2.587%	12/1/34	34	36
[3,4,6] Freddie Mac Non Gold Pool	2.602%	1/1/35	6	6
[3,4,6] Freddie Mac Non Gold Pool	2.612%	12/1/36	52	54
[3,4,6] Freddie Mac Non Gold Pool	2.619%	12/1/40	64	66
[3,4,6] Freddie Mac Non Gold Pool	2.621%	11/1/34	44	46
[3,4,6] Freddie Mac Non Gold Pool	2.630%	6/1/40	36	38
[3,4,6] Freddie Mac Non Gold Pool	2.634%	12/1/35	33	35
[3,4,6] Freddie Mac Non Gold Pool	2.652%	2/1/37	12	13
[3,4,6] Freddie Mac Non Gold Pool	2.662%	3/1/37	6	7
[3,4] Freddie Mac Non Gold Pool	2.750%	2/1/42	63	66
[3,4,6] Freddie Mac Non Gold Pool	2.755%	11/1/40–
		12/1/40	60	62
[3,4,6] Freddie Mac Non Gold Pool	2.762%	11/1/40	61	63
[3,4] Freddie Mac Non Gold Pool	2.773%	1/1/41	74	78
[3,4,6] Freddie Mac Non Gold Pool	2.851%	5/1/36	16	17
[3,4,6] Freddie Mac Non Gold Pool	2.875%	5/1/38	5	5
[3,4,6] Freddie Mac Non Gold Pool	2.932%	6/1/40	43	46
[3,4,6] Freddie Mac Non Gold Pool	2.973%	2/1/36	15	15
[3,4,6] Freddie Mac Non Gold Pool	2.980%	3/1/41	22	23
[3,4,6] Freddie Mac Non Gold Pool	2.983%	10/1/36	19	20
[3,4,6] Freddie Mac Non Gold Pool	3.005%	5/1/40	22	23
[3,4,6] Freddie Mac Non Gold Pool	3.024%	2/1/41	18	19
[3,4,6] Freddie Mac Non Gold Pool	3.035%	2/1/41	61	64
[3,4] Freddie Mac Non Gold Pool	3.054%	1/1/41	16	17
[3,4,6] Freddie Mac Non Gold Pool	3.068%	5/1/40	19	20
[3,4] Freddie Mac Non Gold Pool	3.115%	6/1/41	31	33
[3,4] Freddie Mac Non Gold Pool	3.591%	6/1/40	89	94
[3,4] Freddie Mac Non Gold Pool	3.680%	9/1/40	80	85
[3,4] Freddie Mac Non Gold Pool	4.723%	9/1/37	24	24
[3,4] Freddie Mac Non Gold Pool	5.258%	3/1/38	61	65
[3,4] Freddie Mac Non Gold Pool	5.893%	5/1/37	40	42
[3,4] Freddie Mac Non Gold Pool	6.155%	12/1/36	20	22
[4,6] Ginnie Mae II Pool	1.750%	4/20/41	27	28
[4,6] Ginnie Mae II Pool	2.000%	10/20/38–
		6/20/43	650	676
[4,6] Ginnie Mae II Pool	2.250%	5/20/41	37	39
[4,6] Ginnie Mae II Pool	2.500%	1/20/41–
		1/20/42	116	118
[4,5,6] Ginnie Mae II Pool	3.000%	7/20/38–
		11/20/41	278	293
[4,5] Ginnie Mae II Pool	3.500%	7/20/41–
		10/20/41	187	194
[4,5,6] Ginnie Mae II Pool	4.000%	4/20/41–
		10/20/41	104	110
				8,538
Total U.S. Government and Agency Obligations (Cost $1,839,773)				1,923,455
Asset-Backed/Commercial Mortgage-Backed Securities (2.9%)
[4] AEP Texas Central Transition Funding II
LLC 2006-A	5.170%	1/1/18	68	70
[4] Ally Auto Receivables Trust 2013-2	0.790%	1/15/18	9	9
[4] Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	25	25
[4] Ally Auto Receivables Trust 2014-1	0.970%	10/15/18	47	47
[4] Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	25	25
[4] Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	100	100
[4] Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	55	55
[4] Ally Auto Receivables Trust 2014-SN1	0.950%	6/20/18	24	24
[4] Ally Auto Receivables Trust 2014-SN2	1.030%	9/20/17	73	73
[4] Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	75	75
[4] Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	25	25
[4] Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	50	51
[4] Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	100	101
[4] Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	50	51
[4] Ally Master Owner Trust Series 2014-4	1.430%	6/17/19	100	100
[4] Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	150	151
[4] American Express Credit Account
Secured Note Trust 2014-3	1.490%	4/15/20	175	176
[4] American Express Credit Account
Secured Note Trust 2014-4	1.430%	6/15/20	100	101

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	AmeriCredit Automobile Receivables
	Trust 2014-1	0.900%	2/8/19	11	11
[4]	AmeriCredit Automobile Receivables
	Trust 2014-1	1.680%	7/8/19	25	25
[4]	AmeriCredit Automobile Receivables
	Trust 2014-3	1.150%	6/10/19	50	50
[4]	AmeriCredit Automobile Receivables
	Trust 2015-2	1.270%	1/8/20	75	75
[4]	Banc of America Commercial Mortgage
	Trust 2006-2	6.009%	5/10/45	30	30
[4]	Banc of America Commercial Mortgage
	Trust 2006-5	5.448%	9/10/47	50	50
[4]	Banc of America Commercial Mortgage
	Trust 2008-1	6.436%	2/10/51	360	377
[4]	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.429%	9/15/48	50	54
[4]	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.705%	9/15/48	75	82
	Bank of Nova Scotia	2.125%	9/11/19	250	256
	Bank of Nova Scotia	1.850%	4/14/20	450	456
	Bank of Nova Scotia	1.875%	4/26/21	175	177
[4]	Barclays Dryrock Issuance Trust 2015-2	1.560%	3/15/21	100	101
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.582%	9/11/41	95	95
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.910%	6/11/40	150	153
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.694%	6/11/50	214	220
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.915%	6/11/50	235	244
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR18	5.700%	6/11/50	559	574
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.471%	1/12/45	64	65
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.513%	1/12/45	190	194
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.742%	9/11/42	772	797
[4]	BMW Vehicle Owner Trust 2014-A	0.970%	11/26/18	81	81
[4]	BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	75	75
[4]	BMW Vehicle Owner Trust 2015-1	1.240%	12/20/17	125	125
[4]	BMW Vehicle Owner Trust 2015-2	1.400%	9/20/18	100	100
[4]	BMW Vehicle Owner Trust 2015-2	1.550%	2/20/19	50	50
[4]	Capital Auto Receivables Asset Trust
	2013-3	1.310%	12/20/17	6	6
[4]	Capital Auto Receivables Asset Trust
	2013-3	1.680%	4/20/18	30	30
[4]	Capital Auto Receivables Asset Trust
	2014-2	1.260%	5/21/18	17	17
[4]	Capital Auto Receivables Asset Trust
	2014-2	1.620%	10/22/18	25	25
[4]	Capital Auto Receivables Asset Trust
	2014-3	1.480%	11/20/18	50	50
[4]	Capital Auto Receivables Asset Trust
	2014-3	1.830%	4/22/19	25	25
[4]	Capital Auto Receivables Asset Trust
	2015-1	1.610%	6/20/19	200	201
[4]	Capital Auto Receivables Asset Trust
	2015-1	1.860%	10/21/19	50	50
[4]	Capital Auto Receivables Asset Trust
	2015-2	1.730%	9/20/19	125	126
[4]	Capital Auto Receivables Asset Trust
	2015-3	1.720%	1/22/19	100	101
[4]	Capital Auto Receivables Asset Trust
	2015-3	1.940%	1/21/20	100	101
[4]	Capital Auto Receivables Asset Trust
	2015-3	1.970%	1/21/20	75	76
[4]	Capital Auto Receivables Asset Trust
	2015-3	2.130%	5/20/20	75	76
[4]	Capital Auto Receivables Asset Trust
	2015-4	1.830%	3/20/20	75	75

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Capital Auto Receivables Asset Trust
	2015-4	2.010%	7/20/20	75	75
[4]	Capital One Multi-asset Execution
	Trust 2007-A7	5.750%	7/15/20	225	237
[4]	Capital One Multi-Asset Execution
	Trust 2014-A2	1.260%	1/15/20	50	50
[4]	Capital One Multi-Asset Execution
	Trust 2014-A5	1.480%	7/15/20	150	150
[4]	Capital One Multi-Asset Execution
	Trust 2015-A2	2.080%	3/15/23	250	258
[4]	Capital One Multi-asset Execution
	Trust 2015-A5	1.600%	5/17/21	100	101
[4]	Capital One Multi-asset Execution
	Trust 2015-A8	2.050%	8/15/23	150	153
[4]	CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	39	39
[4]	CarMax Auto Owner Trust 2013-2	0.640%	1/16/18	9	9
[4]	CarMax Auto Owner Trust 2013-2	0.840%	11/15/18	33	33
[4]	CarMax Auto Owner Trust 2013-3	0.970%	4/16/18	20	20
[4]	CarMax Auto Owner Trust 2013-3	1.490%	1/15/19	40	40
[4]	CarMax Auto Owner Trust 2013-4	0.800%	7/16/18	9	9
[4]	CarMax Auto Owner Trust 2013-4	1.280%	5/15/19	25	25
[4]	CarMax Auto Owner Trust 2014-1	0.790%	10/15/18	18	18
[4]	CarMax Auto Owner Trust 2014-1	1.320%	7/15/19	25	25
[4]	CarMax Auto Owner Trust 2014-2	0.980%	1/15/19	51	51
[4]	CarMax Auto Owner Trust 2014-3	1.160%	6/17/19	67	67
[4]	CarMax Auto Owner Trust 2014-3	1.730%	2/18/20	25	25
[4]	CarMax Auto Owner Trust 2014-4	1.250%	11/15/19	125	125
[4]	CarMax Auto Owner Trust 2015-2	1.370%	3/16/20	50	50
[4]	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	50	50
[4]	CarMax Auto Owner Trust 2015-3	1.630%	5/15/20	100	101
[4]	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	50	51
[4]	CarMax Auto Owner Trust 2015-4	1.560%	11/16/20	100	101
[4]	CarMax Auto Owner Trust 2015-4	1.830%	6/15/21	50	51
[4]	CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	351	362
[4]	CenterPoint Energy Transition Bond
	Co. II LLC 2005-A	5.170%	8/1/19	17	17
[4]	CenterPoint Energy Transition Bond
	Co. II LLC 2005-A	5.302%	8/1/20	26	28
[4]	CenterPoint Energy Transition Bond
	Co. IV LLC 2012-1	3.028%	10/15/25	350	374
[4]	CFCRE Commercial Mortgage Trust
	2016-C3	3.865%	1/10/48	125	138
[4]	CFCRE Commercial Mortgage Trust
	2016-C4	3.283%	5/10/58	150	158
[4]	CFCRE Commercial Mortgage Trust
	2016-C4	3.691%	5/10/58	100	105
[4]	Chase Issuance Trust 2012-A4	1.580%	8/16/21	150	152
[4]	Chase Issuance Trust 2012-A7	2.160%	9/16/24	313	318
[4]	Chase Issuance Trust 2013-A1	1.300%	2/18/20	275	277
[4]	Chase Issuance Trust 2013-A8	1.010%	10/15/18	225	225
[4]	Chase Issuance Trust 2014-A1	1.150%	1/15/19	125	125
[4]	Chase Issuance Trust 2014-A2	2.770%	3/15/23	225	239
[4]	Chase Issuance Trust 2014-A6	1.260%	7/15/19	300	300
[4]	Chase Issuance Trust 2014-A7	1.380%	11/15/19	225	226
[4]	Chase Issuance Trust 2015-A2	1.590%	2/18/20	597	603
[4]	Chase Issuance Trust 2015-A4	1.840%	4/15/22	150	153
[4]	Chase Issuance Trust 2015-A5	1.360%	4/15/20	325	327
[4]	Chase Issuance Trust 2016-A2	1.370%	6/15/21	225	226
[4]	Citibank Credit Card Issuance Trust
	2007-A8	5.650%	9/20/19	250	264
[4]	Citibank Credit Card Issuance Trust
	2008-A1	5.350%	2/7/20	245	262
[4]	Citibank Credit Card Issuance Trust
	2014-A1	2.880%	1/23/23	100	106
[4]	Citibank Credit Card Issuance Trust
	2014-A4	1.230%	4/24/19	425	425
[4]	Citibank Credit Card Issuance Trust
	2014-A5	2.680%	6/7/23	200	211
[4]	Citibank Credit Card Issuance Trust
	2014-A6	2.150%	7/15/21	500	515

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Citibank Credit Card Issuance Trust
	2014-A8	1.730%	4/9/20	325	329
[4]	Citigroup Commercial Mortgage Trust
	2006-C5	5.431%	10/15/49	77	77
[4]	Citigroup Commercial Mortgage Trust
	2006-C5	5.462%	10/15/49	100	101
[4]	Citigroup Commercial Mortgage Trust
	2007-C6	5.901%	12/10/49	600	617
[4]	Citigroup Commercial Mortgage Trust
	2008-C7	6.345%	12/10/49	454	470
[4]	Citigroup Commercial Mortgage Trust
	2012-GC8	3.024%	9/10/45	75	79
[4]	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	100	106
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	3.161%	9/10/46	75	77
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	4.371%	9/10/46	50	57
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	4.649%	9/10/46	75	85
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	2.790%	3/10/47	37	38
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	3.552%	3/10/47	25	27
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.023%	3/10/47	25	28
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.345%	3/10/47	25	27
[4]	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	50	55
[4]	Citigroup Commercial Mortgage Trust
	2014-GC21	4.328%	5/10/47	50	54
[4]	Citigroup Commercial Mortgage Trust
	2014-GC23	3.622%	7/10/47	100	109
[4]	Citigroup Commercial Mortgage Trust
	2014-GC25	3.635%	10/10/47	175	190
[4]	Citigroup Commercial Mortgage Trust
	2015-GC27	3.137%	2/10/48	225	237
[4]	Citigroup Commercial Mortgage Trust
	2015-GC27	3.571%	2/10/48	100	106
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	2.674%	4/10/48	50	52
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	3.192%	4/10/48	175	185
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	3.758%	4/10/48	84	88
[4]	Citigroup Commercial Mortgage Trust
	2015-GC31	3.762%	6/10/48	100	110
[4]	Citigroup Commercial Mortgage Trust
	2015-GC33	3.778%	9/10/58	100	110
[4]	Citigroup Commercial Mortgage Trust
	2016-C1	3.003%	5/10/49	55	57
[4]	Citigroup Commercial Mortgage Trust
	2016-C1	3.209%	5/10/49	125	131
[4]	Citigroup Commercial Mortgage Trust
	2016-C32	3.616%	2/10/49	225	244
[4]	Citigroup/Deutsche Bank Commercial
	Mortgage Trust 2016-C1	3.276%	5/10/49	75	80
[4]	COBALT CMBS Commercial Mortgage
	Trust 2007-C3	5.956%	5/15/46	247	253
[4]	COMM 2007-C9 Mortgage Trust	6.007%	12/10/49	525	540
[4]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	58	62
[4]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	65	71
[4,7] COMM 2012-CCRE3 Mortgage Trust		3.416%	10/15/45	78	83
[4]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	125	131
[4]	COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	20	23
[4]	COMM 2013-CCRE11 Mortgage Trust	3.047%	10/10/46	30	31
[4]	COMM 2013-CCRE11 Mortgage Trust	3.660%	10/10/46	30	32
[4]	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	40	45
[4]	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	150	169
[4]	COMM 2013-CCRE11 Mortgage Trust	4.715%	10/10/46	30	34

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	15	15
[4]	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	50	51
[4]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	50	54
[4]	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	50	55
[4]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	50	56
[4]	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	25	28
[4]	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	25	28
[4]	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	65	69
[4]	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	50	53
[4]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	71	77
[4]	COMM 2013-CCRE9 Mortgage Trust	4.375%	7/10/45	90	102
[4]	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	40	41
[4]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	40	45
[4]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	104	110
[4]	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	58	61
[4]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	87	90
[4]	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	30	32
[4]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	56	63
[4]	COMM 2014-CCRE15 Mortgage Trust	4.865%	2/10/47	28	32
[4]	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	50	54
[4]	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	75	83
[4]	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	175	192
[4]	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	50	55
[4]	COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	86	90
[4]	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	175	189
[4]	COMM 2014-CR17 Mortgage Trust	3.012%	5/10/47	50	52
[4]	COMM 2014-CR17 Mortgage Trust	3.598%	5/10/47	25	27
[4]	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	50	56
[4]	COMM 2014-CR17 Mortgage Trust	4.377%	5/10/47	25	27
[4]	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	50	53
[4]	COMM 2014-CR20 Mortgage Trust	3.590%	11/10/47	50	54
[4]	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	50	52
[4]	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	150	167
[4]	COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	100	105
[4]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	50	55
[4]	COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	25	26
[4]	COMM 2014-LC19 Mortgage Trust	3.183%	2/10/48	125	132
[4]	COMM 2014-LC19 Mortgage Trust	3.527%	2/10/48	50	53
[4]	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	24	25
[4]	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	22	23
[4]	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	54	59
[4]	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	15	16
[4]	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	10	11
[4]	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	50	52
[4]	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	100	109
[4]	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	125	135
[4]	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	44	46
[4]	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	125	137
[4]	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	125	130
[4]	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	125	133
[4]	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	225	243
[4]	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	50	54
[4]	COMM 2015-CR22 Mortgage Trust	2.856%	3/10/48	50	52
[4]	COMM 2015-CR22 Mortgage Trust	3.309%	3/10/48	150	159
[4]	COMM 2015-CR22 Mortgage Trust	3.603%	3/10/48	50	53
[4]	COMM 2015-CR23 Mortgage Trust	3.257%	5/10/48	75	79
[4]	COMM 2015-CR23 Mortgage Trust	3.497%	5/10/48	100	108
[4]	COMM 2015-CR23 Mortgage Trust	3.801%	5/10/48	50	54
[4]	COMM 2015-CR25 Mortgage Trust	3.759%	8/10/48	125	137
[4]	COMM 2015-CR26 Mortgage Trust	3.630%	10/10/48	225	243
[4]	COMM 2015-CR27 Mortgage Trust	3.404%	10/10/48	125	134
[4]	COMM 2015-CR27 Mortgage Trust	3.612%	10/10/48	125	135
[4]	COMM 2016-CR28 Mortgage Trust	3.762%	2/10/49	150	164
[4]	COMM 2016-DC2 Mortgage Trust	3.550%	2/10/49	125	133
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2006-C4	5.509%	9/15/39	33	33
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2006-C5	5.311%	12/15/39	105	105
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2007-C1	5.383%	2/15/40	129	130

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[4] Credit Suisse Commercial Mortgage
Trust Series 2007-C3	5.889%	6/15/39	145	147
[4] CSAIL Commercial Mortgage Trust
2015-C1	3.505%	4/15/50	100	108
[4] CSAIL Commercial Mortgage Trust
2015-C1	3.791%	4/15/50	75	81
[4] CSAIL Commercial Mortgage Trust
2015-C1	4.044%	4/15/50	50	54
[4] CSAIL Commercial Mortgage Trust
2015-C2	1.454%	6/15/57	80	80
[4] CSAIL Commercial Mortgage Trust
2015-C2	3.504%	6/15/57	150	162
[4] CSAIL Commercial Mortgage Trust
2015-C2	3.849%	6/15/57	75	81
[4] CSAIL Commercial Mortgage Trust
2015-C3	3.448%	8/15/48	85	91
[4] CSAIL Commercial Mortgage Trust
2015-C3	3.718%	8/15/48	100	109
[4] CSAIL Commercial Mortgage Trust
2015-C3	4.256%	8/15/48	50	53
[4] CSAIL Commercial Mortgage Trust
2015-C4	3.617%	11/15/48	50	54
[4] CSAIL Commercial Mortgage Trust
2015-C4	3.808%	11/15/48	75	83
[4] Discover Card Execution Note Trust
2007-A1	5.650%	3/16/20	275	289
[4] Discover Card Execution Note Trust
2014-A3	1.220%	10/15/19	200	200
[4] Discover Card Execution Note Trust
2014-A5	1.390%	4/15/20	300	301
[4] Discover Card Execution Note Trust
2015-A2	1.900%	10/17/22	275	282
[4] Discover Card Execution Note Trust
2015-A3	1.450%	3/15/21	225	227
[4] Discover Card Execution Note Trust
2015-A4	2.190%	4/17/23	225	232
[4] Discover Card Execution Note Trust
2016-A1	1.640%	7/15/21	350	355
[3,4] Fannie Mae-Aces 2011-M2	3.764%	4/25/21	150	165
[3,4] Fannie Mae-Aces 2011-M4	3.726%	6/25/21	275	303
[3,4] Fannie Mae-Aces 2013-M12	2.473%	3/25/23	280	286
[3,4] Fannie Mae-Aces 2013-M14	2.586%	4/25/23	326	337
[3,4] Fannie Mae-Aces 2013-M14	3.329%	10/25/23	350	380
[3,4] Fannie Mae-Aces 2013-M4	2.608%	3/25/22	25	26
[3,4] Fannie Mae-Aces 2013-M7	2.280%	12/27/22	100	103
[3,4] Fannie Mae-Aces 2014-M1	2.323%	11/25/18	432	442
[3,4] Fannie Mae-Aces 2014-M1	3.411%	7/25/23	450	489
[3,4] Fannie Mae-Aces 2014-M10	2.171%	9/25/19	200	206
[3,4] Fannie Mae-Aces 2014-M12	2.614%	10/25/21	350	366
[3,4] Fannie Mae-Aces 2014-M13	1.637%	11/25/17	40	40
[3,4] Fannie Mae-Aces 2014-M13	2.566%	8/25/24	47	50
[3,4] Fannie Mae-Aces 2014-M13	3.021%	8/25/24	125	133
[3,4] Fannie Mae-Aces 2014-M15	2.509%	7/25/22	150	155
[3,4] Fannie Mae-Aces 2014-M2	1.916%	6/25/21	72	73
[3,4] Fannie Mae-Aces 2014-M2	3.513%	12/25/23	346	380
[3,4] Fannie Mae-Aces 2014-M3	2.613%	1/25/24	131	138
[3,4] Fannie Mae-Aces 2014-M3	3.501%	1/25/24	175	193
[3,4] Fannie Mae-Aces 2014-M4	3.346%	3/25/24	175	192
[3,4] Fannie Mae-Aces 2014-M6	2.679%	5/25/21	325	341
[3,4] Fannie Mae-Aces 2014-M7	3.356%	6/25/24	341	378
[3,4] Fannie Mae-Aces 2014-M8	2.346%	6/25/24	43	45
[3,4] Fannie Mae-Aces 2014-M8	3.056%	6/25/24	175	187
[3,4] Fannie Mae-Aces 2014-M9	1.462%	4/25/17	172	171
[3,4] Fannie Mae-Aces 2014-M9	3.103%	7/25/24	200	217
[3,4] Fannie Mae-Aces 2015-M1	1.626%	2/25/18	72	72
[3,4] Fannie Mae-Aces 2015-M1	2.532%	9/25/24	300	311
[3,4] Fannie Mae-Aces 2015-M10	3.092%	4/25/27	100	107
[3,4] Fannie Mae-Aces 2015-M12	2.885%	5/25/25	225	235
[3,4] Fannie Mae-Aces 2015-M15	2.923%	10/25/25	275	289
[3,4] Fannie Mae-Aces 2015-M2	2.620%	12/25/24	218	223
[3,4] Fannie Mae-Aces 2015-M3	2.723%	10/25/24	100	105

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4] Fannie Mae-Aces 2015-M7	1.550%	4/25/18	50	50
[3,4] Fannie Mae-Aces 2015-M7	2.590%	12/25/24	200	208
[3,4] Fannie Mae-Aces 2015-M8	2.344%	1/25/25	117	123
[3,4] Fannie Mae-Aces 2015-M8	2.900%	1/25/25	100	107
[3,4] Fannie Mae-Aces 2016-M2	2.152%	1/25/23	200	203
[3,4] Fannie Mae-Aces 2016-M3	2.702%	2/25/26	100	104
[3,4] Fannie Mae-Aces 2016-M4	2.576%	3/25/26	100	104
[3,4] Fannie Mae-Aces 2016-M5	2.469%	4/25/26	200	206
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K005	3.484%	4/25/19	194	198
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K006	3.398%	7/25/19	144	148
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K007	3.342%	12/25/19	113	115
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K009	2.757%	5/25/20	172	175
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K010	2.412%	8/25/18	75	77
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K010	3.320%	7/25/20	186	190
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K011	4.084%	11/25/20	250	276
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K014	3.871%	4/25/21	133	147
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K017	2.873%	12/25/21	350	371
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K019	2.272%	3/25/22	150	154
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K020	2.373%	5/25/22	350	363
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K021	2.396%	6/25/22	225	235
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K026	2.510%	11/25/22	325	340
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K027	2.637%	1/25/23	325	343
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K028	3.111%	2/25/23	475	516
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K028	2.745%	1/25/26	200	211
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K029	3.320%	2/25/23	325	357
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K030	2.779%	9/25/22	277	288
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K030	3.250%	4/25/23	325	356
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K031	3.300%	4/25/23	340	373
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K032	3.016%	2/25/23	288	305
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K032	3.310%	5/25/23	340	373
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K033	2.871%	2/25/23	295	310
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K033	3.060%	7/25/23	325	352
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K034	3.531%	7/25/23	288	321
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K035	3.458%	8/25/23	400	442
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K036	3.527%	10/25/23	325	361
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K038	2.604%	10/25/23	111	116
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K038	3.389%	3/25/24	400	443
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K039	2.683%	12/25/23	67	71
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K039	3.303%	7/25/24	225	248

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K040	2.768%	4/25/24	95	100
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K040	3.241%	9/25/24	275	301
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K041	3.171%	10/25/24	275	301
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K042	2.267%	6/25/24	47	50
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K043	2.532%	10/25/23	48	50
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K043	2.493%	11/25/24	121	128
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K043	3.062%	12/25/24	150	163
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K043	3.023%	1/25/25	175	190
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K046	3.205%	3/25/25	175	191
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K047	2.827%	12/25/24	98	105
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K047	3.329%	5/25/25	175	193
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K048	3.284%	6/25/25	225	248
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K049	3.010%	7/25/25	125	134
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K050	3.334%	8/25/25	200	221
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K052	3.151%	11/25/25	125	136
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K053	2.995%	12/25/25	75	81
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K152	3.080%	1/25/31	100	104
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K503	1.384%	1/25/19	154	155
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K503	2.456%	8/25/19	325	335
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K504	2.566%	9/25/20	100	104
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K702	3.154%	2/25/18	538	553
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K706	2.323%	10/25/18	100	103
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K707	2.220%	12/25/18	150	154
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K708	1.670%	10/25/18	3	3
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K710	1.883%	5/25/19	25	25
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K711	1.321%	12/25/18	174	175
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K711	1.730%	7/25/19	425	430
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K712	1.869%	11/25/19	200	204
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K713	2.313%	3/25/20	525	544
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K714	3.034%	10/25/20	400	426
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K716	3.130%	6/25/21	370	399
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K716	2.413%	8/25/47	63	64
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K717	2.991%	9/25/21	225	242
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K718	2.375%	9/25/21	215	223
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K718	2.791%	1/25/22	225	240

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates KW01	2.853%	1/25/26	200	212
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K715	2.856%	1/25/21	125	133
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K715	2.716%	6/25/22	150	159
[4]	Fifth Third Auto 2014-1	0.680%	4/16/18	22	22
[4]	Fifth Third Auto 2014-1	1.420%	3/16/20	100	101
[4]	Fifth Third Auto 2014-1	1.140%	10/15/20	50	50
[4]	Fifth Third Auto 2014-2	0.890%	11/15/18	34	34
[4]	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	40	40
[4]	Ford Credit Auto Lease Trust 2014-B	0.890%	9/15/17	22	22
[4]	Ford Credit Auto Lease Trust 2015-A	1.130%	6/15/18	100	100
[4]	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	50	50
[4]	Ford Credit Auto Lease Trust 2015-B	1.380%	12/15/18	75	75
[4]	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	75	75
[4]	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	28	28
[4]	Ford Credit Auto Owner Trust 2013-C	0.820%	12/15/17	8	8
[4]	Ford Credit Auto Owner Trust 2013-C	1.250%	10/15/18	26	26
[4]	Ford Credit Auto Owner Trust 2014-B	0.900%	10/15/18	63	63
[4]	Ford Credit Auto Owner Trust 2015-A	1.280%	9/15/19	50	50
[4]	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	25	25
[4]	Ford Credit Auto Owner Trust 2015-B	1.160%	11/15/19	75	75
[4]	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	50	50
[4]	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	50	50
[4]	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	50	50
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-5	1.500%	9/15/18	100	100
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-1	1.200%	2/15/19	100	100
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-4	1.400%	8/15/19	225	225
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2016-1	1.760%	2/15/21	225	226
[4]	GE Capital Credit Card Master Note
	Trust Series 2012-7	1.760%	9/15/22	148	149
[4]	GE Commercial Mortgage Corp. Series
	2007-C1 Trust	5.543%	12/10/49	275	277
[4]	GM Financial Leasing Trust 2015-2	1.680%	12/20/18	100	101
[4]	GM Financial Leasing Trust 2015-2	1.850%	7/22/19	50	50
[4]	GM Financial Leasing Trust 2015-3	1.690%	3/20/19	50	50
[4]	GM Financial Leasing Trust 2015-3	1.810%	11/20/19	50	50
[4]	GM Financial Leasing Trust 2016-1	1.790%	3/20/20	100	100
[4]	GM Financial Leasing Trust 2016-2	1.620%	9/20/19	100	101
[4]	GS Mortgage Securities Trust
	2011-GC5	3.707%	8/10/44	80	87
[4]	GS Mortgage Securities Trust
	2012-GC6	3.482%	1/10/45	300	324
[4]	GS Mortgage Securities Trust
	2012-GCJ7	3.377%	5/10/45	175	188
[4]	GS Mortgage Securities Trust
	2012-GCJ9	2.773%	11/10/45	125	131
[4]	GS Mortgage Securities Trust
	2013-GC10	2.943%	2/10/46	92	97
[4]	GS Mortgage Securities Trust
	2013-GC10	3.279%	2/10/46	35	37
[4]	GS Mortgage Securities Trust
	2013-GC13	4.170%	7/10/46	20	23
[4]	GS Mortgage Securities Trust
	2013-GCJ12	3.135%	6/10/46	90	96
	GS Mortgage Securities Trust
	2013-GCJ12	3.375%	6/10/46	39	41
[4]	GS Mortgage Securities Trust
	2013-GCJ14	2.995%	8/10/46	45	46
[4]	GS Mortgage Securities Trust
	2013-GCJ14	3.817%	8/10/46	30	32
[4]	GS Mortgage Securities Trust
	2013-GCJ14	4.243%	8/10/46	150	170
[4]	GS Mortgage Securities Trust
	2014-GC18	3.467%	6/10/47	50	54

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	GS Mortgage Securities Trust
	2014-GC18	3.862%	6/10/47	50	55
[4]	GS Mortgage Securities Trust
	2014-GC24	3.931%	9/10/47	125	139
[4]	GS Mortgage Securities Trust
	2014-GC24	4.641%	9/10/47	25	28
[4]	GS Mortgage Securities Trust
	2014-GC26	2.902%	11/10/47	50	52
[4]	GS Mortgage Securities Trust
	2014-GC26	3.365%	11/10/47	75	81
[4]	GS Mortgage Securities Trust
	2014-GC26	3.629%	11/10/47	225	244
[4]	GS Mortgage Securities Trust
	2014-GC26	3.964%	11/10/47	50	54
[4]	GS Mortgage Securities Trust
	2014-GC26	4.215%	11/10/47	50	55
[4]	GS Mortgage Securities Trust
	2015-GC28	3.396%	2/10/48	150	159
[4]	GS Mortgage Securities Trust
	2015-GC30	2.726%	5/10/50	100	104
[4]	GS Mortgage Securities Trust
	2015-GC30	3.382%	5/10/50	150	160
[4]	GS Mortgage Securities Trust
	2015-GC32	3.513%	7/10/48	125	135
[4]	GS Mortgage Securities Trust
	2015-GC32	3.764%	7/10/48	50	55
[4]	GS Mortgage Securities Trust
	2015-GC34	3.278%	10/10/48	125	134
[4]	GS Mortgage Securities Trust
	2015-GC34	3.506%	10/10/48	100	108
[4]	GS Mortgage Securities Trust
	2016-GS2	3.050%	5/10/49	75	79
[4]	Honda Auto Receivables 2013-2
	Owner Trust	0.660%	6/17/19	31	31
[4]	Honda Auto Receivables 2013-4
	Owner Trust	0.690%	9/18/17	11	11
[4]	Honda Auto Receivables 2013-4
	Owner Trust	1.040%	2/18/20	50	50
[4]	Honda Auto Receivables 2014-1
	Owner Trust	0.670%	11/21/17	33	33
[4]	Honda Auto Receivables 2014-1
	Owner Trust	1.040%	2/21/20	36	36
[4]	Honda Auto Receivables 2014-2
	Owner Trust	0.770%	3/19/18	29	29
[4]	Honda Auto Receivables 2014-3
	Owner Trust	0.880%	6/15/18	76	76
[4]	Honda Auto Receivables 2014-3
	Owner Trust	1.310%	10/15/20	50	50
[4]	Honda Auto Receivables 2015-1
	Owner Trust	1.050%	10/15/18	100	100
[4]	Honda Auto Receivables 2015-1
	Owner Trust	1.320%	11/16/20	75	75
[4]	Honda Auto Receivables 2015-2
	Owner Trust	1.040%	2/21/19	75	75
[4]	Honda Auto Receivables 2015-2
	Owner Trust	1.470%	8/23/21	50	50
[4]	Honda Auto Receivables 2015-3
	Owner Trust	1.270%	4/18/19	100	100
[4]	Honda Auto Receivables 2015-3
	Owner Trust	1.560%	10/18/21	50	51
[4]	Honda Auto Receivables 2015-4
	Owner Trust	1.230%	9/23/19	125	126
[4]	Huntington Auto Trust 2015-1	1.240%	9/16/19	125	125
[4]	Hyundai Auto Receivables Trust
	2012-C	0.730%	6/15/18	22	22
[4]	Hyundai Auto Receivables Trust
	2013-A	0.750%	9/17/18	71	71
[4]	Hyundai Auto Receivables Trust
	2013-B	1.010%	2/15/19	45	45
[4]	Hyundai Auto Receivables Trust
	2013-C	1.550%	3/15/19	60	60

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Hyundai Auto Receivables Trust
	2014-A	0.790%	7/16/18	25	25
[4]	Hyundai Auto Receivables Trust
	2014-B	0.900%	12/17/18	63	63
[4]	Hyundai Auto Receivables Trust
	2015-A	1.370%	7/15/20	50	50
[4]	Hyundai Auto Receivables Trust
	2015-C	1.460%	2/18/20	50	50
[4]	Hyundai Auto Receivables Trust
	2015-C	1.780%	11/15/21	50	51
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP7 6.184%		4/17/45	49	48
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP8 5.440%		5/15/45	115	115
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.794%	2/12/51	464	480
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	6.087%	2/12/51	75	79
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP11	5.927%	6/15/49	300	307
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C6	3.507%	5/15/45	225	244
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	2.829%	10/15/45	150	157
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-CIBX	3.483%	6/15/45	176	190
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C10	3.143%	12/15/47	52	55
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C10	3.372%	12/15/47	39	41
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.166%	12/15/46	100	113
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	208	218
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2014-C20	2.872%	7/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	39	43
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.161%	7/15/45	26	28
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	40	44
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.133%	8/15/46	100	112
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.409%	8/15/46	30	34
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	69	71
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	10	11
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	65	73
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.420%	11/15/45	35	39
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.079%	2/15/47	127	142
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.439%	2/15/47	25	28
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.974%	2/15/47	30	34
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.046%	4/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.669%	4/15/47	50	53
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.997%	4/15/47	95	106
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	4.243%	4/15/47	50	55

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	4.110%	9/15/47	50	54
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.428%	8/15/47	30	32
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.775%	8/15/47	25	27
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C22	3.801%	9/15/47	175	192
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C23	3.934%	9/15/47	85	94
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C23	4.202%	9/15/47	50	55
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	2.940%	11/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.639%	11/15/47	50	54
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.914%	11/15/47	75	81
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C25	3.672%	11/15/47	200	218
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C25	4.065%	11/15/47	50	55
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.019%	1/15/48	125	131
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.494%	1/15/48	175	189
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.800%	1/15/48	50	53
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.951%	1/15/48	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	2.734%	2/15/48	100	104
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	3.017%	2/15/48	110	116
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	3.179%	2/15/48	59	62
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	2.773%	10/15/48	125	129
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	3.227%	10/15/48	125	132
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	3.532%	10/15/48	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	2.921%	5/15/48	100	105
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	3.304%	5/15/48	57	61
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	3.611%	5/15/48	100	109
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.559%	7/15/48	125	135
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.822%	7/15/48	100	110
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	4.226%	7/15/48	50	56
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C31	3.540%	8/15/48	53	57
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C31	3.801%	8/15/48	57	63
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C32	3.358%	11/15/48	125	134
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C32	3.598%	11/15/48	125	136
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C33	3.770%	12/15/48	82	90
[4]	JPMBB Commercial Mortgage
	Securities Trust 2016-C1	3.316%	3/15/49	75	80
[4]	JPMCC Commercial Mortgage
	Securities Trust 2015-JP1	3.914%	1/15/49	75	84
[4]	JPMDB WP Glimcher Mall Trust
	2016-C2	3.144%	6/15/49	75	79

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	JPMDB WP Glimcher Mall Trust
	2016-C2	3.484%	6/15/49	50	53
[4]	LB-UBS Commercial Mortgage Trust
	2006-C6	5.372%	9/15/39	26	26
[4]	LB-UBS Commercial Mortgage Trust
	2006-C6	5.413%	9/15/39	60	60
[4]	LB-UBS Commercial Mortgage Trust
	2006-C7	5.378%	11/15/38	75	76
[4]	LB-UBS Commercial Mortgage Trust
	2007-C1	5.424%	2/15/40	604	608
[4]	LB-UBS Commercial Mortgage Trust
	2007-C2	5.430%	2/15/40	263	267
[4]	LB-UBS Commercial Mortgage Trust
	2007-C7	5.866%	9/15/45	510	531
[4]	LB-UBS Commercial Mortgage Trust
	2008-C1	6.248%	4/15/41	173	181
[4]	Mercedes-Benz Auto Lease Trust
	2015-A	1.210%	10/15/20	175	175
[4]	Mercedes-Benz Auto Lease Trust
	2015-B	1.340%	7/16/18	50	50
[4]	Mercedes-Benz Auto Lease Trust
	2015-B	1.530%	5/17/21	50	50
[4]	Mercedes-Benz Auto Receivables
	Trust 2013-1	0.780%	8/15/17	1	1
[4]	Mercedes-Benz Auto Receivables
	Trust 2013-1	1.130%	11/15/19	26	26
[4]	Mercedes-Benz Auto Receivables
	Trust 2014-1	0.870%	10/15/18	35	35
[4]	Mercedes-Benz Auto Receivables
	Trust 2015-1	1.340%	12/16/19	50	50
[4]	Mercedes-Benz Auto Receivables
	Trust 2015-1	1.750%	12/15/21	25	25
[4]	Merrill Lynch Mortgage Trust
	2006-C2	5.782%	8/12/43	123	123
[4]	Merrill Lynch Mortgage Trust
	2007-C1	6.021%	6/12/50	750	765
[4]	Merrill Lynch Mortgage Trust
	2008-C1	5.690%	2/12/51	348	362
[4]	ML-CFC Commercial Mortgage Trust
	2006-3	5.456%	7/12/46	85	85
[4]	ML-CFC Commercial Mortgage Trust
	2006-4	5.204%	12/12/49	50	51
[4]	ML-CFC Commercial Mortgage Trust
	2007-5	5.378%	8/12/48	376	379
[4]	ML-CFC Commercial Mortgage Trust
	2007-7	5.810%	6/12/50	135	139
[4]	ML-CFC Commercial Mortgage Trust
	2007-9	5.700%	9/12/49	119	122
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	100	106
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.360%	8/15/46	40	45
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.560%	8/15/46	20	22
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.001%	10/15/46	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	4.259%	10/15/46	100	113
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	68	71
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	14	15
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.134%	12/15/48	100	106
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.376%	12/15/48	50	53
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	50	53
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.456%	5/15/46	50	53

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	1.250%	2/15/47	62	62
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	2.916%	2/15/47	100	103
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	3.669%	2/15/47	110	117
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.064%	2/15/47	100	112
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.802%	2/15/47	100	110
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.477%	6/15/47	25	27
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.892%	6/15/47	100	110
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.482%	6/15/47	50	55
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	3.194%	10/15/47	100	105
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	4.593%	10/15/47	50	57
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.101%	12/15/47	125	131
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.326%	12/15/47	50	53
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.526%	12/15/47	75	82
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.069%	2/15/48	50	52
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.249%	2/15/48	200	212
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.040%	4/15/48	100	105
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.306%	4/15/48	75	79
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.883%	4/15/48	50	52
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	2.982%	7/15/50	75	78
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.398%	7/15/50	50	53
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.719%	7/15/50	125	137
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.383%	10/15/48	125	133
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.635%	10/15/48	75	82
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C26	3.323%	10/15/48	75	80
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C26	3.531%	10/15/48	75	81
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C27	3.557%	12/15/47	50	54
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C27	3.753%	12/15/47	75	82
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C28	3.288%	1/15/49	100	105
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C28	3.544%	1/15/49	225	244
[4]	Morgan Stanley Capital I Trust
	2005-TOP19	4.985%	6/12/47	1	1
[4]	Morgan Stanley Capital I Trust
	2006-HQ10	5.328%	11/12/41	41	41
[4]	Morgan Stanley Capital I Trust
	2006-HQ9	5.793%	7/12/44	77	77
[4]	Morgan Stanley Capital I Trust
	2006-IQ12	5.370%	12/15/43	50	50
[4]	Morgan Stanley Capital I Trust
	2007-IQ14	5.692%	4/15/49	420	425
[4]	Morgan Stanley Capital I Trust
	2007-IQ15	6.102%	6/11/49	196	203

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Morgan Stanley Capital I Trust
	2007-IQ16	5.809%	12/12/49	539	558
[4]	Morgan Stanley Capital I Trust
	2007-IQ16	6.256%	12/12/49	125	129
[4]	Morgan Stanley Capital I Trust
	2007-TOP25	5.544%	11/12/49	100	102
[4]	Morgan Stanley Capital I Trust
	2007-TOP27	5.820%	6/11/42	289	297
[4]	Morgan Stanley Capital I Trust
	2007-TOP27	5.820%	6/11/42	150	155
[4]	Morgan Stanley Capital I Trust
	2008-TOP29	6.477%	1/11/43	388	407
[4]	Morgan Stanley Capital I Trust
	2012-C4	3.244%	3/15/45	350	372
[4]	Morgan Stanley Capital I Trust
	2012-C4	3.773%	3/15/45	75	81
[4]	Morgan Stanley Capital I Trust
	2015-UBS8	3.809%	12/15/48	75	83
[7]	National Australia Bank Ltd.	2.250%	3/16/21	300	308
[4]	Nissan Auto Lease Trust 2014-B	1.120%	9/15/17	50	50
[4]	Nissan Auto Lease Trust 2015-B	1.540%	4/16/18	100	101
[4]	Nissan Auto Lease Trust 2015-B	1.700%	4/15/21	50	50
[4]	Nissan Auto Receivables 2013-A
	Owner Trust	0.750%	7/15/19	174	174
[4]	Nissan Auto Receivables 2013-B
	Owner Trust	0.840%	11/15/17	8	8
[4]	Nissan Auto Receivables 2013-B
	Owner Trust	1.310%	10/15/19	40	40
[4]	Nissan Auto Receivables 2013-C
	Owner Trust	0.670%	8/15/18	17	17
[4]	Nissan Auto Receivables 2013-C
	Owner Trust	1.300%	6/15/20	25	25
[4]	Nissan Auto Receivables 2014-A
	Owner Trust	0.720%	8/15/18	25	25
[4]	Nissan Auto Receivables 2014-A
	Owner Trust	1.340%	8/17/20	75	75
[4]	Nissan Auto Receivables 2014-B
	Owner Trust	1.110%	5/15/19	50	50
[4]	Nissan Auto Receivables 2015-B
	Owner Trust	1.050%	10/15/19	100	100
[4]	Nissan Auto Receivables 2015-B
	Owner Trust	1.340%	3/16/20	75	75
[4]	Nissan Auto Receivables 2015-B
	Owner Trust	1.790%	1/17/22	50	51
[4]	Nissan Auto Receivables 2015-C
	Owner Trust	1.370%	5/15/20	50	50
[4]	Nissan Auto Receivables 2015-C
	Owner Trust	1.670%	2/15/22	75	76
[4]	Royal Bank of Canada	1.200%	9/19/18	300	301
	Royal Bank of Canada	2.200%	9/23/19	225	231
[4]	Royal Bank of Canada	2.000%	10/1/19	400	406
	Royal Bank of Canada	2.100%	10/14/20	800	817
[4]	Royal Bank of Canada	1.875%	2/5/21	400	405
	Royal Bank of Canada	2.300%	3/22/21	175	180
[4]	Santander Drive Auto Receivables
	Trust 2014-4	1.080%	9/17/18	21	21
[4]	Synchrony Credit Card Master Note
	Trust 2014-1	1.610%	11/15/20	100	100
[4]	Synchrony Credit Card Master Note
	Trust 2016-2	2.210%	5/15/24	98	100
[4]	TIAA Seasoned Commercial Mortgage
	Trust 2007-C4	5.538%	8/15/39	19	19
[7]	Toronto-Dominion Bank	2.250%	3/15/21	550	565
[4]	Toyota Auto Receivables 2013-A
	Owner Trust	0.690%	11/15/18	20	20
[4]	Toyota Auto Receivables 2014-A
	Owner Trust	1.180%	6/17/19	25	25
[4]	Toyota Auto Receivables 2014-B
	Owner Trust	0.760%	3/15/18	32	32
[4]	Toyota Auto Receivables 2014-B
	Owner Trust	1.310%	9/16/19	25	25

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Toyota Auto Receivables 2015-6
	Owner Trust	1.300%	4/15/20	50	50
[4]	Toyota Auto Receivables 2015-6
	Owner Trust	1.520%	8/16/21	75	76
[4]	Toyota Auto Receivables 2015-B
	Owner Trust	1.270%	5/15/19	175	176
[4]	Toyota Auto Receivables 2015-B
	Owner Trust	1.740%	9/15/20	125	127
[4]	Toyota Auto Receivables 2015-C
	Owner Trust	1.340%	6/17/19	100	100
[4]	Toyota Auto Receivables Owner
	Trust 2015-C	1.690%	12/15/20	75	76
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C5	3.185%	3/10/46	104	110
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.244%	4/10/46	165	175
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.469%	4/10/46	25	26
[4]	USAA Auto Owner Trust 2014-1	0.580%	12/15/17	9	9
[4]	USAA Auto Owner Trust 2014-1	0.940%	5/15/19	25	25
[4]	Volkswagen Auto Lease Trust 2014-A	0.800%	4/20/17	4	4
[4]	Volkswagen Auto Lease Trust 2014-A	0.990%	7/20/18	25	25
[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-1	0.910%	10/22/18	54	54
[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-1	1.450%	9/21/20	50	50
[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-2	0.950%	4/22/19	150	149
[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-2	1.390%	5/20/21	75	75
[4]	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C26	6.224%	6/15/45	34	34
[4]	Wachovia Bank Commercial Mortgage
	Trust Series 2007-C30	5.342%	12/15/43	150	151
[4]	Wachovia Bank Commercial Mortgage
	Trust Series 2007-C33	6.147%	2/15/51	123	125
[4]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	70	73
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	2.819%	8/15/50	50	52
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	75	82
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	2.954%	12/15/47	100	104
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.271%	12/15/47	75	79
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.405%	12/15/47	125	134
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.808%	12/15/47	75	82
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	2.991%	2/15/48	125	130
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.166%	2/15/48	75	79
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.580%	2/15/48	50	52
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.190%	2/15/48	275	290
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C28	3.540%	5/15/48	175	189
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C28	3.872%	5/15/48	31	34
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.400%	6/15/48	125	133
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.637%	6/15/48	175	189
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	2.978%	4/15/50	29	30
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	3.184%	4/15/50	225	237

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	3.719%	4/15/50	50	51
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.571%	9/15/58	50	54
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.839%	9/15/58	75	83
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.207%	9/15/58	75	82
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NSX1	2.632%	5/15/48	50	52
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NSX1	2.934%	5/15/48	50	52
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NSX1	3.148%	5/15/48	50	53
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-P2	3.656%	12/15/48	100	108
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-P2	3.809%	12/15/48	50	55
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-SG1	3.789%	12/15/47	100	110
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.324%	1/15/59	58	62
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.560%	1/15/59	125	135
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C33	3.426%	3/15/59	50	54
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C34	3.096%	6/15/49	75	78
[4]	WFRBS Commercial Mortgage Trust
	2012-C6	3.440%	4/15/45	175	189
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	125	135
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	100	110
[4]	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	75	79
[4]	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	140	147
[4]	WFRBS Commercial Mortgage Trust
	2013-C11	3.071%	3/15/45	94	99
[4]	WFRBS Commercial Mortgage Trust
	2013-C12	3.198%	3/15/48	39	42
[4]	WFRBS Commercial Mortgage Trust
	2013-C12	3.560%	3/15/48	18	19
[4]	WFRBS Commercial Mortgage Trust
	2013-C13	3.001%	5/15/45	76	80
[4]	WFRBS Commercial Mortgage Trust
	2013-C13	3.345%	5/15/45	15	16
[4]	WFRBS Commercial Mortgage Trust
	2013-C14	3.337%	6/15/46	150	160
[4]	WFRBS Commercial Mortgage Trust
	2013-C14	3.488%	6/15/46	75	79
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	20	22
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	100	113
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	4.358%	8/15/46	20	22
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	3.223%	9/15/46	50	52
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	3.963%	9/15/46	30	33
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	4.415%	9/15/46	30	34
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	4.668%	9/15/46	50	57
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	2.921%	12/15/46	25	26
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	25	27

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.023%	12/15/46	25	28
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.255%	12/15/46	25	28
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.788%	12/15/46	25	28
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	1.233%	3/15/47	15	15
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	3.618%	3/15/47	25	27
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	3.660%	3/15/47	25	27
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	4.101%	3/15/47	50	56
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	4.723%	3/15/47	25	28
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.036%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.638%	5/15/47	25	27
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.995%	5/15/47	25	28
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	4.176%	5/15/47	25	28
[4]	WFRBS Commercial Mortgage Trust
	2014-C21	3.678%	8/15/47	75	82
[4]	WFRBS Commercial Mortgage Trust
	2014-C22	3.752%	9/15/57	150	164
[4]	WFRBS Commercial Mortgage Trust
	2014-C22	4.371%	9/15/57	25	27
[4]	WFRBS Commercial Mortgage Trust
	2014-C23	3.636%	10/15/57	76	82
[4]	WFRBS Commercial Mortgage Trust
	2014-C23	3.917%	10/15/57	50	55
[4]	WFRBS Commercial Mortgage Trust
	2014-C24	3.428%	11/15/47	65	70
[4]	WFRBS Commercial Mortgage Trust
	2014-C24	3.607%	11/15/47	65	71
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	1.193%	3/15/47	28	28
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	2.862%	3/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	3.522%	3/15/47	60	64
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	140	156
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.351%	3/15/47	60	67
[4]	World Omni Auto Receivables Trust
	2012-B	0.810%	1/15/19	45	45
[4]	World Omni Auto Receivables Trust
	2013-B	0.830%	8/15/18	16	16
[4]	World Omni Auto Receivables Trust
	2013-B	1.320%	1/15/20	25	25
[4]	World Omni Auto Receivables Trust
	2014-A	0.940%	4/15/19	32	32
[4]	World Omni Auto Receivables Trust
	2014-A	1.530%	6/15/20	50	50
[4]	World Omni Auto Receivables Trust
	2014-B	1.140%	1/15/20	75	75
[4]	World Omni Auto Receivables Trust
	2015-B	1.490%	12/15/20	50	50
[4]	World Omni Auto Receivables Trust
	2015-B	1.840%	1/17/22	50	51
[4]	World Omni Automobile Lease
	Securitization Trust 2014-A	1.160%	9/15/17	50	50
[4]	World Omni Automobile Lease
	Securitization Trust 2014-A	1.370%	1/15/20	25	25
[4]	World Omni Automobile Lease
	Securitization Trust 2015-A	1.540%	10/15/18	100	100

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $86,231)				89,347
Corporate Bonds (27.9%)
Finance (8.5%)
Banking (6.0%)
American Express Centurion Bank	6.000%	9/13/17	625	660
American Express Co.	6.150%	8/28/17	261	276
American Express Co.	7.000%	3/19/18	650	708
American Express Co.	3.625%	12/5/24	150	154
American Express Co.	4.050%	12/3/42	67	70
American Express Credit Corp.	2.250%	8/15/19	1,000	1,022
American Express Credit Corp.	2.375%	5/26/20	300	307
American Express Credit Corp.	2.600%	9/14/20	300	310
American Express Credit Corp.	2.250%	5/5/21	300	305
Australia & New Zealand Banking
Group Ltd.	1.250%	1/10/17	240	240
Australia & New Zealand Banking
Group Ltd.	2.000%	11/16/18	300	304
Australia & New Zealand Banking
Group Ltd.	2.700%	11/16/20	300	311
Australia & New Zealand Banking
Group Ltd.	2.300%	6/1/21	325	330
Australia & New Zealand Banking
Group Ltd.	3.700%	11/16/25	250	276
Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	250	255
Bank of America Corp.	5.420%	3/15/17	125	128
Bank of America Corp.	6.400%	8/28/17	400	422
Bank of America Corp.	6.000%	9/1/17	371	390
Bank of America Corp.	5.750%	12/1/17	285	302
Bank of America Corp.	2.000%	1/11/18	475	478
Bank of America Corp.	6.875%	4/25/18	1,875	2,047
Bank of America Corp.	5.650%	5/1/18	900	964
Bank of America Corp.	6.500%	7/15/18	75	82
Bank of America Corp.	2.600%	1/15/19	1,100	1,123
Bank of America Corp.	2.650%	4/1/19	400	410
Bank of America Corp.	7.625%	6/1/19	300	347
Bank of America Corp.	2.250%	4/21/20	500	502
Bank of America Corp.	5.625%	7/1/20	350	394
Bank of America Corp.	2.625%	10/19/20	625	635
Bank of America Corp.	2.625%	4/19/21	950	963
Bank of America Corp.	5.700%	1/24/22	125	144
Bank of America Corp.	3.300%	1/11/23	650	668
Bank of America Corp.	4.100%	7/24/23	300	320
Bank of America Corp.	4.125%	1/22/24	325	350
Bank of America Corp.	4.000%	4/1/24	725	774
Bank of America Corp.	4.200%	8/26/24	475	491
Bank of America Corp.	4.000%	1/22/25	455	463
Bank of America Corp.	3.950%	4/21/25	500	508
Bank of America Corp.	3.875%	8/1/25	800	848
Bank of America Corp.	4.450%	3/3/26	200	211
Bank of America Corp.	3.500%	4/19/26	125	129
Bank of America Corp.	4.250%	10/22/26	350	363
Bank of America Corp.	6.110%	1/29/37	435	516
Bank of America Corp.	7.750%	5/14/38	240	338
Bank of America Corp.	5.875%	2/7/42	225	284
Bank of America Corp.	5.000%	1/21/44	600	693
Bank of America Corp.	4.875%	4/1/44	300	342
Bank of America Corp.	4.750%	4/21/45	100	102
Bank of America NA	1.750%	6/5/18	300	302
Bank of America NA	2.050%	12/7/18	250	254
Bank of America NA	6.000%	10/15/36	250	319
Bank of Montreal	1.300%	7/14/17	100	100
Bank of Montreal	1.400%	4/10/18	250	251
Bank of Montreal	1.800%	7/31/18	250	253
Bank of Montreal	2.375%	1/25/19	150	154
Bank of Montreal	2.550%	11/6/22	150	155
Bank of New York Mellon Corp.	1.300%	1/25/18	125	126
Bank of New York Mellon Corp.	2.100%	1/15/19	250	255
Bank of New York Mellon Corp.	2.200%	5/15/19	275	281
Bank of New York Mellon Corp.	5.450%	5/15/19	200	224

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Bank of New York Mellon Corp.	2.300%	9/11/19	500	512
Bank of New York Mellon Corp.	2.600%	8/17/20	175	182
Bank of New York Mellon Corp.	2.450%	11/27/20	150	154
Bank of New York Mellon Corp.	2.050%	5/3/21	250	254
Bank of New York Mellon Corp.	3.550%	9/23/21	300	325
Bank of New York Mellon Corp.	3.250%	9/11/24	150	161
Bank of New York Mellon Corp.	3.000%	2/24/25	250	264
Bank of New York Mellon Corp.	2.800%	5/4/26	200	207
Bank of Nova Scotia	1.300%	7/21/17	100	100
Bank of Nova Scotia	1.375%	12/18/17	100	100
Bank of Nova Scotia	1.700%	6/11/18	200	202
Bank of Nova Scotia	2.050%	10/30/18	450	457
Bank of Nova Scotia	1.950%	1/15/19	175	178
Bank of Nova Scotia	2.350%	10/21/20	1,000	1,020
Bank of Nova Scotia	2.450%	3/22/21	200	206
Bank of Nova Scotia	2.800%	7/21/21	450	470
Bank of Nova Scotia	4.500%	12/16/25	600	632
Barclays Bank plc	2.500%	2/20/19	250	251
Barclays Bank plc	3.750%	5/15/24	125	131
Barclays plc	2.000%	3/16/18	250	249
Barclays plc	2.750%	11/8/19	100	99
Barclays plc	2.875%	6/8/20	250	248
Barclays plc	3.250%	1/12/21	300	299
Barclays plc	4.375%	9/11/24	200	193
Barclays plc	3.650%	3/16/25	350	336
Barclays plc	4.375%	1/12/26	300	303
Barclays plc	5.200%	5/12/26	225	230
Barclays plc	5.250%	8/17/45	250	263
BB&T Corp.	2.150%	3/22/17	175	176
BB&T Corp.	1.450%	1/12/18	250	251
BB&T Corp.	6.850%	4/30/19	400	459
BB&T Corp.	5.250%	11/1/19	100	111
BB&T Corp.	2.450%	1/15/20	130	134
BB&T Corp.	2.050%	5/10/21	225	228
Bear Stearns Cos. LLC	5.550%	1/22/17	150	154
Bear Stearns Cos. LLC	6.400%	10/2/17	400	425
Bear Stearns Cos. LLC	7.250%	2/1/18	525	572
BNP Paribas SA	2.375%	9/14/17	600	609
BNP Paribas SA	2.700%	8/20/18	275	282
BNP Paribas SA	2.400%	12/12/18	225	230
BNP Paribas SA	2.450%	3/17/19	75	77
BNP Paribas SA	2.375%	5/21/20	375	381
BNP Paribas SA	5.000%	1/15/21	475	533
BPCE SA	2.500%	12/10/18	175	179
BPCE SA	2.500%	7/15/19	250	255
BPCE SA	2.250%	1/27/20	125	127
BPCE SA	2.650%	2/3/21	275	282
BPCE SA	4.000%	4/15/24	325	356
Branch Banking & Trust Co.	1.350%	10/1/17	100	100
Branch Banking & Trust Co.	1.450%	5/10/19	175	175
Branch Banking & Trust Co.	3.625%	9/16/25	500	531
Capital One Bank USA NA	1.150%	11/21/16	300	300
Capital One Bank USA NA	2.150%	11/21/18	100	101
Capital One Bank USA NA	2.300%	6/5/19	400	405
Capital One Bank USA NA	8.800%	7/15/19	350	410
Capital One Bank USA NA	3.375%	2/15/23	235	240
Capital One Financial Corp.	6.750%	9/15/17	50	53
Capital One Financial Corp.	2.450%	4/24/19	200	204
Capital One Financial Corp.	4.750%	7/15/21	50	56
Capital One Financial Corp.	3.500%	6/15/23	27	28
Capital One Financial Corp.	3.750%	4/24/24	175	183
Capital One Financial Corp.	4.200%	10/29/25	175	179
Capital One NA	1.650%	2/5/18	400	401
Capital One NA	2.400%	9/5/19	100	102
[4,7] Citicorp Lease Pass-Through Trust
1999-1	8.040%	12/15/19	500	587
Citigroup Inc.	1.550%	8/14/17	150	150
Citigroup Inc.	6.000%	8/15/17	71	75
Citigroup Inc.	6.125%	11/21/17	330	351
Citigroup Inc.	1.800%	2/5/18	225	226
Citigroup Inc.	6.125%	5/15/18	314	339

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Citigroup Inc.	2.150%	7/30/18	400	404
	Citigroup Inc.	2.500%	9/26/18	675	688
	Citigroup Inc.	2.050%	12/7/18	500	504
	Citigroup Inc.	2.550%	4/8/19	800	817
	Citigroup Inc.	2.050%	6/7/19	275	277
	Citigroup Inc.	2.400%	2/18/20	250	252
	Citigroup Inc.	5.375%	8/9/20	50	57
	Citigroup Inc.	2.700%	3/30/21	675	687
	Citigroup Inc.	4.500%	1/14/22	400	442
	Citigroup Inc.	3.375%	3/1/23	150	155
	Citigroup Inc.	3.500%	5/15/23	550	561
	Citigroup Inc.	3.875%	10/25/23	350	376
	Citigroup Inc.	4.000%	8/5/24	200	207
	Citigroup Inc.	3.875%	3/26/25	350	353
	Citigroup Inc.	3.300%	4/27/25	250	255
	Citigroup Inc.	4.400%	6/10/25	1,500	1,564
	Citigroup Inc.	5.500%	9/13/25	75	84
	Citigroup Inc.	4.600%	3/9/26	175	185
	Citigroup Inc.	4.300%	11/20/26	75	78
	Citigroup Inc.	4.450%	9/29/27	1,000	1,025
	Citigroup Inc.	6.625%	6/15/32	100	122
	Citigroup Inc.	6.125%	8/25/36	75	88
	Citigroup Inc.	8.125%	7/15/39	562	877
	Citigroup Inc.	5.875%	1/30/42	100	126
	Citigroup Inc.	5.300%	5/6/44	375	405
	Citigroup Inc.	4.650%	7/30/45	200	220
	Citizens Bank NA	1.600%	12/4/17	100	99
	Citizens Bank NA	2.300%	12/3/18	125	127
	Citizens Bank NA	2.450%	12/4/19	100	101
	Citizens Bank NA	2.550%	5/13/21	200	202
	Citizens Financial Group Inc.	4.300%	12/3/25	125	132
	Comerica Bank	5.200%	8/22/17	75	78
	Comerica Bank	4.000%	7/27/25	50	52
	Commonwealth Bank of Australia	1.400%	9/8/17	100	100
	Commonwealth Bank of Australia	1.900%	9/18/17	250	252
	Commonwealth Bank of Australia	1.625%	3/12/18	750	755
	Commonwealth Bank of Australia	1.750%	11/2/18	175	176
	Commonwealth Bank of Australia	2.050%	3/15/19	125	127
	Commonwealth Bank of Australia	2.300%	9/6/19	100	102
	Commonwealth Bank of Australia	2.400%	11/2/20	350	357
	Commonwealth Bank of Australia	2.550%	3/15/21	175	181
[7]	Commonwealth Bank of Australia	4.500%	12/9/25	200	210
	Compass Bank	1.850%	9/29/17	100	100
	Compass Bank	6.400%	10/1/17	75	79
	Compass Bank	2.750%	9/29/19	100	99
	Cooperatieve Rabobank UA	1.700%	3/19/18	325	328
	Cooperatieve Rabobank UA	2.250%	1/14/19	500	510
	Cooperatieve Rabobank UA	2.250%	1/14/20	750	761
	Cooperatieve Rabobank UA	4.500%	1/11/21	150	167
	Cooperatieve Rabobank UA	2.500%	1/19/21	600	615
	Cooperatieve Rabobank UA	3.875%	2/8/22	525	572
	Cooperatieve Rabobank UA	3.950%	11/9/22	125	129
	Cooperatieve Rabobank UA	4.625%	12/1/23	175	185
	Cooperatieve Rabobank UA	3.375%	5/21/25	275	288
	Cooperatieve Rabobank UA	4.375%	8/4/25	600	626
	Cooperatieve Rabobank UA	5.250%	5/24/41	100	124
	Cooperatieve Rabobank UA	5.750%	12/1/43	250	295
	Cooperatieve Rabobank UA	5.250%	8/4/45	100	112
	Credit Suisse	1.375%	5/26/17	450	450
	Credit Suisse AG	6.000%	2/15/18	100	106
	Credit Suisse AG	1.700%	4/27/18	350	350
	Credit Suisse AG	2.300%	5/28/19	400	405
	Credit Suisse AG	5.300%	8/13/19	175	193
	Credit Suisse AG	5.400%	1/14/20	325	352
	Credit Suisse AG	3.000%	10/29/21	600	614
	Credit Suisse AG	3.625%	9/9/24	650	670
	Credit Suisse Group Funding
	Guernsey Ltd.	2.750%	3/26/20	250	247
[7]	Credit Suisse Group Funding
	Guernsey Ltd.	3.450%	4/16/21	275	279

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	9/15/22	300	302
[7]	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	6/9/23	400	399
	Credit Suisse Group Funding
	Guernsey Ltd.	3.750%	3/26/25	250	245
	Credit Suisse Group Funding
	Guernsey Ltd.	4.875%	5/15/45	375	382
	Deutsche Bank AG	6.000%	9/1/17	800	835
	Deutsche Bank AG	1.875%	2/13/18	250	249
	Deutsche Bank AG	2.500%	2/13/19	150	150
	Deutsche Bank AG	2.850%	5/10/19	175	175
	Deutsche Bank AG	2.950%	8/20/20	100	100
	Deutsche Bank AG	3.125%	1/13/21	100	99
	Deutsche Bank AG	3.375%	5/12/21	175	176
	Deutsche Bank AG	3.700%	5/30/24	225	224
	Deutsche Bank AG	4.100%	1/13/26	100	100
	Discover Bank	3.200%	8/9/21	100	103
	Discover Bank	4.200%	8/8/23	300	318
	Discover Financial Services	3.850%	11/21/22	200	206
	Discover Financial Services	3.950%	11/6/24	375	387
	Discover Financial Services	3.750%	3/4/25	100	100
	Fifth Third Bancorp	3.500%	3/15/22	125	132
	Fifth Third Bancorp	4.300%	1/16/24	275	294
	Fifth Third Bancorp	8.250%	3/1/38	225	336
	Fifth Third Bank	2.150%	8/20/18	575	584
	Fifth Third Bank	2.300%	3/15/19	250	255
	Fifth Third Bank	2.250%	6/14/21	300	305
	Fifth Third Bank	3.850%	3/15/26	200	210
	First Horizon National Corp.	3.500%	12/15/20	100	101
	First Niagara Financial Group Inc.	6.750%	3/19/20	50	57
	FirstMerit Bank NA	4.270%	11/25/26	150	154
	FirstMerit Corp.	4.350%	2/4/23	50	52
	Goldman Sachs Capital I	6.345%	2/15/34	225	264
	Goldman Sachs Group Inc.	5.950%	1/18/18	825	881
	Goldman Sachs Group Inc.	2.375%	1/22/18	450	456
	Goldman Sachs Group Inc.	6.150%	4/1/18	200	216
	Goldman Sachs Group Inc.	2.900%	7/19/18	575	590
	Goldman Sachs Group Inc.	2.625%	1/31/19	450	460
	Goldman Sachs Group Inc.	7.500%	2/15/19	75	86
	Goldman Sachs Group Inc.	2.550%	10/23/19	1,200	1,227
	Goldman Sachs Group Inc.	5.375%	3/15/20	475	528
	Goldman Sachs Group Inc.	2.600%	4/23/20	775	788
	Goldman Sachs Group Inc.	6.000%	6/15/20	480	547
	Goldman Sachs Group Inc.	2.750%	9/15/20	275	281
	Goldman Sachs Group Inc.	2.875%	2/25/21	500	512
	Goldman Sachs Group Inc.	2.625%	4/25/21	200	203
	Goldman Sachs Group Inc.	5.250%	7/27/21	475	535
	Goldman Sachs Group Inc.	5.750%	1/24/22	1,175	1,363
	Goldman Sachs Group Inc.	3.625%	1/22/23	375	394
	Goldman Sachs Group Inc.	4.000%	3/3/24	575	615
	Goldman Sachs Group Inc.	3.850%	7/8/24	175	186
	Goldman Sachs Group Inc.	3.500%	1/23/25	450	463
	Goldman Sachs Group Inc.	4.250%	10/21/25	200	206
	Goldman Sachs Group Inc.	3.750%	2/25/26	200	210
	Goldman Sachs Group Inc.	5.950%	1/15/27	400	461
	Goldman Sachs Group Inc.	6.125%	2/15/33	125	156
	Goldman Sachs Group Inc.	6.450%	5/1/36	225	265
	Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,204
	Goldman Sachs Group Inc.	6.250%	2/1/41	675	873
	Goldman Sachs Group Inc.	4.800%	7/8/44	250	276
	Goldman Sachs Group Inc.	5.150%	5/22/45	850	877
	Goldman Sachs Group Inc.	4.750%	10/21/45	200	220
	HSBC Bank USA NA	4.875%	8/24/20	250	270
	HSBC Bank USA NA	5.625%	8/15/35	250	287
	HSBC Bank USA NA	7.000%	1/15/39	250	319
	HSBC Holdings plc	3.400%	3/8/21	375	386
	HSBC Holdings plc	5.100%	4/5/21	625	688
	HSBC Holdings plc	2.950%	5/25/21	600	607
	HSBC Holdings plc	4.875%	1/14/22	225	247
	HSBC Holdings plc	4.000%	3/30/22	225	241

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
HSBC Holdings plc	3.600%	5/25/23	200	204
HSBC Holdings plc	4.250%	3/14/24	250	252
HSBC Holdings plc	4.250%	8/18/25	150	151
HSBC Holdings plc	4.300%	3/8/26	1,100	1,167
HSBC Holdings plc	3.900%	5/25/26	800	823
HSBC Holdings plc	7.625%	5/17/32	100	127
HSBC Holdings plc	7.350%	11/27/32	100	122
HSBC Holdings plc	6.500%	5/2/36	500	597
HSBC Holdings plc	6.500%	9/15/37	550	664
HSBC Holdings plc	6.800%	6/1/38	200	250
HSBC Holdings plc	5.250%	3/14/44	250	264
HSBC USA Inc.	1.500%	11/13/17	50	50
HSBC USA Inc.	1.625%	1/16/18	430	429
HSBC USA Inc.	2.000%	8/7/18	300	301
HSBC USA Inc.	2.625%	9/24/18	50	51
HSBC USA Inc.	2.375%	11/13/19	400	404
HSBC USA Inc.	2.350%	3/5/20	275	275
HSBC USA Inc.	2.750%	8/7/20	150	152
HSBC USA Inc.	5.000%	9/27/20	300	322
HSBC USA Inc.	3.500%	6/23/24	100	103
Huntington Bancshares Inc.	2.600%	8/2/18	50	51
Huntington Bancshares Inc.	7.000%	12/15/20	25	29
Huntington Bancshares Inc.	3.150%	3/14/21	175	182
Huntington National Bank	1.375%	4/24/17	200	200
Huntington National Bank	2.000%	6/30/18	250	253
Huntington National Bank	2.200%	11/6/18	175	177
Huntington National Bank	2.400%	4/1/20	150	152
Intesa Sanpaolo SPA	3.875%	1/16/18	200	205
Intesa Sanpaolo SPA	3.875%	1/15/19	185	190
Intesa Sanpaolo SPA	5.250%	1/12/24	225	239
JPMorgan Chase & Co.	2.000%	8/15/17	325	328
JPMorgan Chase & Co.	6.000%	1/15/18	1,075	1,150
JPMorgan Chase & Co.	1.800%	1/25/18	300	302
JPMorgan Chase & Co.	1.700%	3/1/18	450	453
JPMorgan Chase & Co.	1.625%	5/15/18	775	778
JPMorgan Chase & Co.	2.350%	1/28/19	175	179
JPMorgan Chase & Co.	6.300%	4/23/19	825	928
JPMorgan Chase & Co.	2.200%	10/22/19	250	254
JPMorgan Chase & Co.	2.250%	1/23/20	1,276	1,292
JPMorgan Chase & Co.	2.750%	6/23/20	865	888
JPMorgan Chase & Co.	4.400%	7/22/20	575	627
JPMorgan Chase & Co.	4.250%	10/15/20	250	272
JPMorgan Chase & Co.	2.550%	3/1/21	350	356
JPMorgan Chase & Co.	4.625%	5/10/21	250	278
JPMorgan Chase & Co.	2.400%	6/7/21	275	279
JPMorgan Chase & Co.	4.350%	8/15/21	205	225
JPMorgan Chase & Co.	4.500%	1/24/22	25	28
JPMorgan Chase & Co.	3.250%	9/23/22	750	784
JPMorgan Chase & Co.	3.200%	1/25/23	750	775
JPMorgan Chase & Co.	3.375%	5/1/23	300	305
JPMorgan Chase & Co.	2.700%	5/18/23	250	251
JPMorgan Chase & Co.	3.875%	9/10/24	500	518
JPMorgan Chase & Co.	3.125%	1/23/25	400	409
JPMorgan Chase & Co.	3.900%	7/15/25	300	323
JPMorgan Chase & Co.	3.300%	4/1/26	635	653
JPMorgan Chase & Co.	3.200%	6/15/26	300	307
JPMorgan Chase & Co.	4.125%	12/15/26	450	475
JPMorgan Chase & Co.	6.400%	5/15/38	950	1,297
JPMorgan Chase & Co.	5.500%	10/15/40	250	314
JPMorgan Chase & Co.	5.600%	7/15/41	450	571
JPMorgan Chase & Co.	5.400%	1/6/42	150	186
JPMorgan Chase & Co.	5.625%	8/16/43	300	352
JPMorgan Chase & Co.	4.950%	6/1/45	100	110
JPMorgan Chase Bank NA	6.000%	10/1/17	1,075	1,136
KeyBank NA	1.650%	2/1/18	75	75
KeyBank NA	1.700%	6/1/18	250	251
KeyBank NA	2.500%	12/15/19	100	103
KeyBank NA	2.250%	3/16/20	500	507
KeyBank NA	3.300%	6/1/25	125	132
KeyCorp	2.300%	12/13/18	125	127
KeyCorp	5.100%	3/24/21	25	28

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Lloyds Bank plc	1.750%	3/16/18	75	75
	Lloyds Bank plc	1.750%	5/14/18	100	100
	Lloyds Bank plc	2.300%	11/27/18	225	226
	Lloyds Bank plc	2.050%	1/22/19	400	398
	Lloyds Bank plc	2.350%	9/5/19	425	428
	Lloyds Bank plc	2.400%	3/17/20	50	50
	Lloyds Bank plc	6.375%	1/21/21	175	205
	Lloyds Bank plc	3.500%	5/14/25	225	231
[7]	Lloyds Banking Group plc	4.582%	12/10/25	200	200
	Lloyds Banking Group plc	4.650%	3/24/26	500	504
[7]	Lloyds Banking Group plc	5.300%	12/1/45	200	206
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	200	214
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	550	562
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	100	102
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	175	178
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	425	437
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	700	726
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	600	656
	Morgan Stanley	5.450%	1/9/17	575	588
	Morgan Stanley	4.750%	3/22/17	255	261
	Morgan Stanley	5.550%	4/27/17	50	52
	Morgan Stanley	5.950%	12/28/17	375	399
	Morgan Stanley	1.875%	1/5/18	400	402
	Morgan Stanley	6.625%	4/1/18	450	488
	Morgan Stanley	2.125%	4/25/18	425	429
	Morgan Stanley	2.200%	12/7/18	250	253
	Morgan Stanley	2.500%	1/24/19	150	153
	Morgan Stanley	7.300%	5/13/19	525	603
	Morgan Stanley	2.375%	7/23/19	400	407
	Morgan Stanley	5.625%	9/23/19	800	887
	Morgan Stanley	5.500%	1/26/20	275	307
	Morgan Stanley	2.650%	1/27/20	250	254
	Morgan Stanley	2.800%	6/16/20	1,650	1,689
	Morgan Stanley	5.500%	7/24/20	175	198
	Morgan Stanley	5.750%	1/25/21	250	285
	Morgan Stanley	2.500%	4/21/21	250	252
	Morgan Stanley	5.500%	7/28/21	75	85
	Morgan Stanley	4.875%	11/1/22	425	465
	Morgan Stanley	3.750%	2/25/23	675	715
	Morgan Stanley	4.100%	5/22/23	350	364
	Morgan Stanley	3.875%	4/29/24	595	637
	Morgan Stanley	3.700%	10/23/24	650	680
	Morgan Stanley	4.000%	7/23/25	180	193
	Morgan Stanley	5.000%	11/24/25	300	329
	Morgan Stanley	3.875%	1/27/26	225	239
	Morgan Stanley	6.250%	8/9/26	450	565
	Morgan Stanley	4.350%	9/8/26	225	234
	Morgan Stanley	3.950%	4/23/27	650	655
	Morgan Stanley	7.250%	4/1/32	150	208
	Morgan Stanley	6.375%	7/24/42	325	439
	Morgan Stanley	4.300%	1/27/45	500	527
	MUFG Americas Holdings Corp.	1.625%	2/9/18	200	200
	MUFG Americas Holdings Corp.	2.250%	2/10/20	200	202
	MUFG Americas Holdings Corp.	3.500%	6/18/22	175	186
	MUFG Americas Holdings Corp.	3.000%	2/10/25	100	102
	MUFG Union Bank NA	2.125%	6/16/17	50	50
	MUFG Union Bank NA	2.625%	9/26/18	125	128
	MUFG Union Bank NA	2.250%	5/6/19	300	305
	Murray Street Investment Trust I	4.647%	3/9/17	275	281
	National Australia Bank Ltd.	2.750%	3/9/17	175	177
	National Australia Bank Ltd.	2.300%	7/25/18	175	178
	National Australia Bank Ltd.	2.000%	1/14/19	200	203
	National Australia Bank Ltd.	2.625%	1/14/21	500	518
	National Australia Bank Ltd.	3.000%	1/20/23	250	261
	National Australia Bank Ltd.	3.375%	1/14/26	100	106
	National Bank of Canada	1.450%	11/7/17	100	100
	National City Corp.	6.875%	5/15/19	100	113
	Northern Trust Corp.	3.450%	11/4/20	100	107
	Northern Trust Corp.	3.375%	8/23/21	100	107
	Northern Trust Corp.	3.950%	10/30/25	150	169
	People’s United Bank NA	4.000%	7/15/24	100	102

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
People’s United Financial Inc.	3.650%	12/6/22	100	102
PNC Bank NA	4.875%	9/21/17	775	806
PNC Bank NA	6.000%	12/7/17	100	106
PNC Bank NA	1.500%	2/23/18	100	101
PNC Bank NA	1.600%	6/1/18	150	151
PNC Bank NA	1.800%	11/5/18	200	202
PNC Bank NA	1.950%	3/4/19	150	152
PNC Bank NA	2.250%	7/2/19	600	613
PNC Bank NA	2.400%	10/18/19	75	77
PNC Bank NA	2.300%	6/1/20	150	154
PNC Bank NA	2.450%	11/5/20	100	103
PNC Bank NA	2.150%	4/29/21	250	255
PNC Bank NA	3.300%	10/30/24	200	213
PNC Bank NA	2.950%	2/23/25	150	156
PNC Bank NA	3.250%	6/1/25	100	106
PNC Financial Services Group Inc.	3.900%	4/29/24	625	671
PNC Funding Corp.	6.700%	6/10/19	25	29
PNC Funding Corp.	5.125%	2/8/20	150	168
PNC Funding Corp.	4.375%	8/11/20	475	522
PNC Funding Corp.	3.300%	3/8/22	500	532
Regions Bank	6.450%	6/26/37	250	306
Regions Financial Corp.	2.000%	5/15/18	285	286
Regions Financial Corp.	3.200%	2/8/21	100	103
Royal Bank of Canada	1.000%	4/27/17	500	500
Royal Bank of Canada	1.400%	10/13/17	200	201
Royal Bank of Canada	2.200%	7/27/18	375	383
Royal Bank of Canada	1.800%	7/30/18	575	582
Royal Bank of Canada	2.000%	12/10/18	175	178
Royal Bank of Canada	1.625%	4/15/19	125	126
Royal Bank of Canada	2.500%	1/19/21	200	207
Royal Bank of Canada	4.650%	1/27/26	250	269
Santander Bank NA	2.000%	1/12/18	250	250
Santander Bank NA	8.750%	5/30/18	75	84
Santander Holdings USA Inc.	3.450%	8/27/18	50	51
Santander Holdings USA Inc.	2.700%	5/24/19	300	301
Santander Holdings USA Inc.	4.500%	7/17/25	125	129
Santander Issuances SAU	5.179%	11/19/25	450	448
Santander UK Group Holdings plc	2.875%	10/16/20	300	299
Santander UK Group Holdings plc	3.125%	1/8/21	250	251
Santander UK plc	1.375%	3/13/17	200	200
Santander UK plc	3.050%	8/23/18	150	154
Santander UK plc	2.500%	3/14/19	950	960
Santander UK plc	2.350%	9/10/19	175	176
Santander UK plc	2.375%	3/16/20	150	150
Santander UK plc	4.000%	3/13/24	150	161
Skandinaviska Enskilda Banken AB	2.625%	3/15/21	300	310
Societe Generale SA	2.750%	10/12/17	225	229
Societe Generale SA	2.625%	10/1/18	125	128
State Street Corp.	4.956%	3/15/18	275	288
State Street Corp.	1.350%	5/15/18	275	277
State Street Corp.	1.950%	5/19/21	125	127
State Street Corp.	3.100%	5/15/23	150	155
State Street Corp.	3.700%	11/20/23	83	91
State Street Corp.	3.550%	8/18/25	225	244
State Street Corp.	2.650%	5/19/26	125	128
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	475	478
Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	250	253
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	150	153
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	250	253
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	200	203
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	256
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	109
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	271
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	262
Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	340	354
Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	150	164
SunTrust Bank	7.250%	3/15/18	75	82
SunTrust Bank	3.300%	5/15/26	200	203
SunTrust Banks Inc.	6.000%	9/11/17	50	53
SunTrust Banks Inc.	2.350%	11/1/18	40	41

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
SunTrust Banks Inc.	2.500%	5/1/19	300	306
SunTrust Banks Inc.	2.900%	3/3/21	75	78
SVB Financial Group	3.500%	1/29/25	100	102
Svenska Handelsbanken AB	2.500%	1/25/19	225	232
Svenska Handelsbanken AB	2.250%	6/17/19	225	229
Svenska Handelsbanken AB	2.450%	3/30/21	300	308
Synchrony Financial	2.600%	1/15/19	175	177
Synchrony Financial	2.700%	2/3/20	425	426
Synchrony Financial	4.250%	8/15/24	250	259
Synchrony Financial	4.500%	7/23/25	500	519
Toronto-Dominion Bank	1.625%	3/13/18	750	757
Toronto-Dominion Bank	1.400%	4/30/18	250	251
Toronto-Dominion Bank	1.750%	7/23/18	350	354
Toronto-Dominion Bank	2.625%	9/10/18	300	309
Toronto-Dominion Bank	2.125%	7/2/19	100	103
Toronto-Dominion Bank	2.250%	11/5/19	500	514
Toronto-Dominion Bank	2.500%	12/14/20	100	103
Toronto-Dominion Bank	2.125%	4/7/21	175	178
UBS AG	1.375%	6/1/17	225	225
UBS AG	5.750%	4/25/18	100	108
UBS AG	2.375%	8/14/19	604	618
UBS AG	2.350%	3/26/20	175	179
UBS AG	4.875%	8/4/20	50	56
US Bancorp	1.950%	11/15/18	325	331
US Bancorp	2.200%	4/25/19	100	103
US Bancorp	2.350%	1/29/21	175	180
US Bancorp	4.125%	5/24/21	250	278
US Bancorp	3.000%	3/15/22	125	133
US Bancorp	2.950%	7/15/22	400	415
US Bancorp	3.600%	9/11/24	50	54
US Bancorp	3.100%	4/27/26	300	312
US Bank NA	1.375%	9/11/17	175	176
US Bank NA	2.125%	10/28/19	1,000	1,023
US Bank NA	2.800%	1/27/25	500	519
Vesey Street Investment Trust I	4.404%	9/1/16	25	25
Wachovia Bank NA	5.850%	2/1/37	300	380
Wachovia Corp.	5.750%	6/15/17	425	443
Wachovia Corp.	5.750%	2/1/18	300	321
Wachovia Corp.	6.605%	10/1/25	590	741
Wells Fargo & Co.	1.400%	9/8/17	675	677
Wells Fargo & Co.	5.625%	12/11/17	575	612
Wells Fargo & Co.	1.500%	1/16/18	25	25
Wells Fargo & Co.	2.150%	1/15/19	250	255
Wells Fargo & Co.	2.600%	7/22/20	350	360
Wells Fargo & Co.	2.550%	12/7/20	350	359
Wells Fargo & Co.	2.500%	3/4/21	350	358
Wells Fargo & Co.	4.600%	4/1/21	1,325	1,480
Wells Fargo & Co.	3.500%	3/8/22	450	482
Wells Fargo & Co.	3.300%	9/9/24	400	419
Wells Fargo & Co.	3.000%	2/19/25	100	102
Wells Fargo & Co.	3.000%	4/22/26	650	661
Wells Fargo & Co.	4.100%	6/3/26	500	534
Wells Fargo & Co.	4.300%	7/22/27	400	431
Wells Fargo & Co.	5.375%	2/7/35	200	243
Wells Fargo & Co.	5.375%	11/2/43	300	350
Wells Fargo & Co.	5.606%	1/15/44	600	719
Wells Fargo & Co.	4.650%	11/4/44	325	342
Wells Fargo & Co.	3.900%	5/1/45	500	524
Wells Fargo & Co.	4.900%	11/17/45	250	274
Wells Fargo & Co.	4.400%	6/14/46	300	304
Wells Fargo Bank NA	6.000%	11/15/17	200	213
Wells Fargo Bank NA	1.650%	1/22/18	175	176
Wells Fargo Bank NA	1.750%	5/24/19	275	278
Wells Fargo Bank NA	5.950%	8/26/36	200	255
Wells Fargo Bank NA	6.600%	1/15/38	225	309
Westpac Banking Corp.	1.500%	12/1/17	200	201
Westpac Banking Corp.	1.600%	1/12/18	200	201
Westpac Banking Corp.	2.250%	7/30/18	325	331
Westpac Banking Corp.	1.950%	11/23/18	200	203
Westpac Banking Corp.	2.250%	1/17/19	225	228

Vanguard Total Bond Market Index Portfolio

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Westpac Banking Corp.	1.650%	5/13/19	200	201
	Westpac Banking Corp.	4.875%	11/19/19	250	277
	Westpac Banking Corp.	2.600%	11/23/20	250	258
	Westpac Banking Corp.	2.100%	5/13/21	1,000	1,011
	Westpac Banking Corp.	2.850%	5/13/26	400	407

	Brokerage (0.2%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	100	106
	Affiliated Managers Group Inc.	3.500%	8/1/25	250	249
	Ameriprise Financial Inc.	5.300%	3/15/20	125	141
	Ameriprise Financial Inc.	4.000%	10/15/23	150	163
	Ameriprise Financial Inc.	3.700%	10/15/24	100	107
	Apollo Investment Corp.	5.250%	3/3/25	50	50
	BGC Partners Inc.	5.375%	12/9/19	50	52
[7]	BGC Partners Inc.	5.125%	5/27/21	50	51
	BlackRock Inc.	6.250%	9/15/17	100	106
	BlackRock Inc.	5.000%	12/10/19	160	179
	BlackRock Inc.	4.250%	5/24/21	125	140
	BlackRock Inc.	3.375%	6/1/22	125	135
	BlackRock Inc.	3.500%	3/18/24	225	245
	Brookfield Asset Management Inc.	4.000%	1/15/25	100	102
	Brookfield Asset Management Inc.	7.375%	3/1/33	50	61
	Brookfield Finance Inc.	4.250%	6/2/26	50	51
	Charles Schwab Corp.	3.225%	9/1/22	300	317
	CME Group Inc.	3.000%	9/15/22	125	133
	CME Group Inc.	3.000%	3/15/25	125	130
	CME Group Inc.	5.300%	9/15/43	125	158
	E*TRADE Financial Corp.	5.375%	11/15/22	100	106
	E*TRADE Financial Corp.	4.625%	9/15/23	75	76
	Eaton Vance Corp.	3.625%	6/15/23	50	53
	Franklin Resources Inc.	1.375%	9/15/17	50	50
	Franklin Resources Inc.	4.625%	5/20/20	50	55
	Franklin Resources Inc.	2.800%	9/15/22	225	233
	Intercontinental Exchange Inc.	2.500%	10/15/18	25	26
	Intercontinental Exchange Inc.	2.750%	12/1/20	350	366
	Intercontinental Exchange Inc.	4.000%	10/15/23	150	162
	Intercontinental Exchange Inc.	3.750%	12/1/25	300	324
	Invesco Finance plc	3.125%	11/30/22	175	183
	Invesco Finance plc	4.000%	1/30/24	100	110
	Invesco Finance plc	3.750%	1/15/26	170	183
	Invesco Finance plc	5.375%	11/30/43	75	89
	Janus Capital Group Inc.	4.875%	8/1/25	75	81
	Jefferies Group LLC	5.125%	4/13/18	150	157
	Jefferies Group LLC	8.500%	7/15/19	25	29
	Jefferies Group LLC	6.875%	4/15/21	155	176
	Jefferies Group LLC	5.125%	1/20/23	100	105
	Jefferies Group LLC	6.450%	6/8/27	50	56
	Jefferies Group LLC	6.250%	1/15/36	75	77
	Jefferies Group LLC	6.500%	1/20/43	75	75
	Lazard Group LLC	6.850%	6/15/17	17	18
	Lazard Group LLC	3.750%	2/13/25	50	50
	Legg Mason Inc.	2.700%	7/15/19	50	51
	Legg Mason Inc.	4.750%	3/15/26	100	105
	Legg Mason Inc.	5.625%	1/15/44	100	102
	Leucadia National Corp.	5.500%	10/18/23	150	152
	Leucadia National Corp.	6.625%	10/23/43	25	22
	Nasdaq Inc.	5.550%	1/15/20	175	193
	Nasdaq Inc.	4.250%	6/1/24	75	79
	Nomura Holdings Inc.	2.750%	3/19/19	250	256
	Nomura Holdings Inc.	6.700%	3/4/20	200	232
	Stifel Financial Corp.	3.500%	12/1/20	50	51
	Stifel Financial Corp.	4.250%	7/18/24	50	51
	TD Ameritrade Holding Corp.	5.600%	12/1/19	50	56
	TD Ameritrade Holding Corp.	2.950%	4/1/22	150	156
	TD Ameritrade Holding Corp.	3.625%	4/1/25	100	107

	Finance Companies (0.3%)
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	3.950%	2/1/22	100	99
	Air Lease Corp.	2.125%	1/15/18	75	74
	Air Lease Corp.	2.625%	9/4/18	100	100

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Air Lease Corp.	3.375%	1/15/19	125	127
	Air Lease Corp.	4.750%	3/1/20	75	80
	Air Lease Corp.	3.875%	4/1/21	75	77
	Air Lease Corp.	3.375%	6/1/21	100	102
	Air Lease Corp.	3.750%	2/1/22	125	127
	Air Lease Corp.	4.250%	9/15/24	75	77
	Ares Capital Corp.	4.875%	11/30/18	125	131
	Ares Capital Corp.	3.875%	1/15/20	100	104
	FS Investment Corp.	4.000%	7/15/19	75	76
	FS Investment Corp.	4.750%	5/15/22	50	51
	GATX Corp.	2.375%	7/30/18	40	40
	GATX Corp.	2.500%	7/30/19	50	51
	GATX Corp.	4.750%	6/15/22	100	107
	GATX Corp.	3.250%	3/30/25	125	122
	GATX Corp.	4.500%	3/30/45	50	46
[7]	GE Capital International Funding Co.	2.342%	11/15/20	1,887	1,950
[7]	GE Capital International Funding Co.	3.373%	11/15/25	558	609
[7]	GE Capital International Funding Co.	4.418%	11/15/35	2,568	2,877
	HSBC Finance Corp.	6.676%	1/15/21	465	521
[7]	International Lease Finance Corp.	7.125%	9/1/18	200	219
	Prospect Capital Corp.	5.000%	7/15/19	50	49
	Prospect Capital Corp.	5.875%	3/15/23	40	39

	Insurance (1.3%)
	ACE Capital Trust II	9.700%	4/1/30	50	73
	AEGON Funding Co. LLC	5.750%	12/15/20	81	93
	Aetna Inc.	1.500%	11/15/17	75	75
	Aetna Inc.	1.700%	6/7/18	300	302
	Aetna Inc.	2.200%	3/15/19	60	61
	Aetna Inc.	1.900%	6/7/19	300	304
	Aetna Inc.	2.400%	6/15/21	125	128
	Aetna Inc.	2.750%	11/15/22	200	204
	Aetna Inc.	2.800%	6/15/23	50	51
	Aetna Inc.	3.500%	11/15/24	125	132
	Aetna Inc.	3.200%	6/15/26	100	103
	Aetna Inc.	4.250%	6/15/36	225	233
	Aetna Inc.	6.625%	6/15/36	130	174
	Aetna Inc.	6.750%	12/15/37	100	136
	Aetna Inc.	4.500%	5/15/42	75	79
	Aetna Inc.	4.125%	11/15/42	75	76
	Aetna Inc.	4.375%	6/15/46	475	494
	Aflac Inc.	2.400%	3/16/20	100	103
	Aflac Inc.	4.000%	2/15/22	50	55
	Aflac Inc.	3.625%	6/15/23	125	134
	Aflac Inc.	3.625%	11/15/24	125	134
	Aflac Inc.	3.250%	3/17/25	75	78
	Aflac Inc.	6.900%	12/17/39	75	106
	Alleghany Corp.	5.625%	9/15/20	100	112
	Alleghany Corp.	4.900%	9/15/44	100	104
	Allied World Assurance Co. Holdings
	Ltd.	4.350%	10/29/25	450	460
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	50	56
	Allstate Corp.	3.150%	6/15/23	350	370
	Allstate Corp.	5.550%	5/9/35	75	95
	Allstate Corp.	4.500%	6/15/43	50	58
[4]	Allstate Corp.	5.750%	8/15/53	75	77
[4]	Allstate Corp.	6.125%	5/15/67	125	110
[4]	Allstate Corp.	6.500%	5/15/67	100	108
	Alterra Finance LLC	6.250%	9/30/20	55	63
	American Financial Group Inc.	9.875%	6/15/19	50	60
	American International Group Inc.	5.850%	1/16/18	200	213
	American International Group Inc.	3.375%	8/15/20	125	131
	American International Group Inc.	6.400%	12/15/20	385	452
	American International Group Inc.	4.875%	6/1/22	250	279
	American International Group Inc.	4.125%	2/15/24	170	180
	American International Group Inc.	3.875%	1/15/35	200	189
	American International Group Inc.	4.700%	7/10/35	75	78
	American International Group Inc.	6.250%	5/1/36	475	566
	American International Group Inc.	4.500%	7/16/44	375	365
	American International Group Inc.	4.800%	7/10/45	125	127
	American International Group Inc.	4.375%	1/15/55	125	116

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	American International Group Inc.	8.175%	5/15/68	100	125
	Anthem Inc.	1.875%	1/15/18	125	126
	Anthem Inc.	2.250%	8/15/19	150	151
	Anthem Inc.	4.350%	8/15/20	100	109
	Anthem Inc.	3.700%	8/15/21	125	134
	Anthem Inc.	3.125%	5/15/22	150	155
	Anthem Inc.	3.300%	1/15/23	175	181
	Anthem Inc.	3.500%	8/15/24	125	130
	Anthem Inc.	5.950%	12/15/34	75	89
	Anthem Inc.	5.850%	1/15/36	225	269
	Anthem Inc.	6.375%	6/15/37	110	139
	Anthem Inc.	4.625%	5/15/42	175	184
	Anthem Inc.	4.650%	1/15/43	175	185
	Anthem Inc.	5.100%	1/15/44	100	112
	Anthem Inc.	4.650%	8/15/44	125	134
	Anthem Inc.	4.850%	8/15/54	50	53
	Aon Corp.	5.000%	9/30/20	200	224
	Aon Corp.	8.205%	1/1/27	25	32
	Aon Corp.	6.250%	9/30/40	100	127
	Aon plc	3.500%	6/14/24	100	103
	Aon plc	3.875%	12/15/25	200	211
	Aon plc	4.450%	5/24/43	50	50
	Aon plc	4.600%	6/14/44	175	178
	Arch Capital Group Ltd.	7.350%	5/1/34	50	68
	Arch Capital Group US Inc.	5.144%	11/1/43	50	54
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	300	335
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	225	239
	Assurant Inc.	4.000%	3/15/23	100	103
	Assurant Inc.	6.750%	2/15/34	50	62
	AXA SA	8.600%	12/15/30	225	307
	AXIS Specialty Finance LLC	5.875%	6/1/20	75	84
	AXIS Specialty Finance plc	5.150%	4/1/45	25	27
	Berkshire Hathaway Finance Corp.	1.450%	3/7/18	175	177
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	550	595
	Berkshire Hathaway Finance Corp.	2.000%	8/15/18	50	51
	Berkshire Hathaway Finance Corp.	1.700%	3/15/19	150	152
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	275	292
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	125	139
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	160
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	75	99
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	125	140
	Berkshire Hathaway Inc.	2.100%	8/14/19	125	129
	Berkshire Hathaway Inc.	3.000%	2/11/23	125	132
	Berkshire Hathaway Inc.	2.750%	3/15/23	450	465
	Berkshire Hathaway Inc.	3.125%	3/15/26	725	760
	Berkshire Hathaway Inc.	4.500%	2/11/43	150	170
	Brown & Brown Inc.	4.200%	9/15/24	100	101
	Chubb Corp.	5.750%	5/15/18	50	54
	Chubb Corp.	6.000%	5/11/37	125	170
	Chubb Corp.	6.500%	5/15/38	50	72
	Chubb INA Holdings Inc.	5.800%	3/15/18	25	27
	Chubb INA Holdings Inc.	5.900%	6/15/19	25	28
	Chubb INA Holdings Inc.	2.875%	11/3/22	150	157
	Chubb INA Holdings Inc.	2.700%	3/13/23	125	128
	Chubb INA Holdings Inc.	3.350%	5/15/24	100	106
	Chubb INA Holdings Inc.	3.150%	3/15/25	250	261
	Chubb INA Holdings Inc.	3.350%	5/3/26	225	240
	Chubb INA Holdings Inc.	4.150%	3/13/43	100	111
	Chubb INA Holdings Inc.	4.350%	11/3/45	400	459
	Cigna Corp.	5.125%	6/15/20	50	55
	Cigna Corp.	4.375%	12/15/20	45	49
	Cigna Corp.	4.500%	3/15/21	50	55
	Cigna Corp.	4.000%	2/15/22	75	81
	Cigna Corp.	3.250%	4/15/25	450	460
	Cigna Corp.	7.875%	5/15/27	50	69
	Cigna Corp.	6.150%	11/15/36	75	93
	Cigna Corp.	5.875%	3/15/41	50	61
	Cigna Corp.	5.375%	2/15/42	75	88
	Cincinnati Financial Corp.	6.125%	11/1/34	150	183
	CNA Financial Corp.	7.350%	11/15/19	25	29
	CNA Financial Corp.	5.875%	8/15/20	75	85

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	CNA Financial Corp.	5.750%	8/15/21	75	86
	CNA Financial Corp.	4.500%	3/1/26	225	241
	Coventry Health Care Inc.	5.450%	6/15/21	100	114
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	75	91
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	103
	First American Financial Corp.	4.300%	2/1/23	200	205
	First American Financial Corp.	4.600%	11/15/24	100	105
	Hanover Insurance Group Inc.	4.500%	4/15/26	100	103
	Hartford Financial Services Group Inc.	6.300%	3/15/18	134	143
	Hartford Financial Services Group Inc.	6.000%	1/15/19	25	27
	Hartford Financial Services Group Inc.	5.125%	4/15/22	25	28
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	61
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	175
	Horace Mann Educators Corp.	4.500%	12/1/25	50	53
	Humana Inc.	7.200%	6/15/18	100	110
	Humana Inc.	3.850%	10/1/24	150	160
	Humana Inc.	8.150%	6/15/38	175	254
	Humana Inc.	4.625%	12/1/42	75	78
	Humana Inc.	4.950%	10/1/44	100	110
	Infinity Property & Casualty Corp.	5.000%	9/19/22	50	53
	Kemper Corp.	4.350%	2/15/25	375	388
	Lincoln National Corp.	8.750%	7/1/19	75	89
	Lincoln National Corp.	6.250%	2/15/20	25	28
	Lincoln National Corp.	4.850%	6/24/21	50	55
	Lincoln National Corp.	4.200%	3/15/22	50	54
	Lincoln National Corp.	4.000%	9/1/23	50	52
	Lincoln National Corp.	6.150%	4/7/36	150	176
	Lincoln National Corp.	7.000%	6/15/40	160	205
	Loews Corp.	2.625%	5/15/23	75	76
	Loews Corp.	6.000%	2/1/35	50	62
	Loews Corp.	4.125%	5/15/43	175	177
	Manulife Financial Corp.	4.900%	9/17/20	275	305
	Manulife Financial Corp.	4.150%	3/4/26	125	134
	Manulife Financial Corp.	5.375%	3/4/46	100	118
	Markel Corp.	4.900%	7/1/22	125	139
	Markel Corp.	5.000%	3/30/43	50	54
	Markel Corp.	5.000%	4/5/46	100	106
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	500	510
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	328
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	104
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	104
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	105
	MetLife Inc.	1.756%	12/15/17	100	101
	MetLife Inc.	1.903%	12/15/17	90	91
	MetLife Inc.	6.817%	8/15/18	25	28
	MetLife Inc.	7.717%	2/15/19	50	58
	MetLife Inc.	4.750%	2/8/21	550	617
	MetLife Inc.	3.048%	12/15/22	225	231
	MetLife Inc.	3.600%	4/10/24	375	395
	MetLife Inc.	3.000%	3/1/25	250	252
	MetLife Inc.	3.600%	11/13/25	650	683
	MetLife Inc.	6.500%	12/15/32	175	227
	MetLife Inc.	6.375%	6/15/34	100	129
	MetLife Inc.	5.700%	6/15/35	200	243
	MetLife Inc.	5.875%	2/6/41	25	31
	MetLife Inc.	4.125%	8/13/42	125	124
	MetLife Inc.	4.875%	11/13/43	175	192
	MetLife Inc.	4.721%	12/15/44	63	68
	MetLife Inc.	4.600%	5/13/46	120	128
[4]	MetLife Inc.	6.400%	12/15/66	220	234
	Old Republic International Corp.	4.875%	10/1/24	125	134
	OneBeacon US Holdings Inc.	4.600%	11/9/22	50	51
	PartnerRe Finance B LLC	5.500%	6/1/20	100	112
	Primerica Inc.	4.750%	7/15/22	25	28
	Principal Financial Group Inc.	1.850%	11/15/17	25	25
	Principal Financial Group Inc.	8.875%	5/15/19	75	89
	Principal Financial Group Inc.	3.300%	9/15/22	50	52
	Principal Financial Group Inc.	3.125%	5/15/23	100	101
	Principal Financial Group Inc.	6.050%	10/15/36	100	125
	Principal Financial Group Inc.	4.625%	9/15/42	50	53
	Principal Financial Group Inc.	4.350%	5/15/43	50	51

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Principal Financial Group Inc.	4.700%	5/15/55	100	98
	ProAssurance Corp.	5.300%	11/15/23	50	54
	Progressive Corp.	3.750%	8/23/21	75	82
	Progressive Corp.	6.625%	3/1/29	125	166
	Progressive Corp.	4.350%	4/25/44	50	57
	Protective Life Corp.	8.450%	10/15/39	50	70
	Prudential Financial Inc.	6.000%	12/1/17	48	51
	Prudential Financial Inc.	2.300%	8/15/18	25	26
	Prudential Financial Inc.	5.375%	6/21/20	125	141
	Prudential Financial Inc.	4.500%	11/15/20	325	358
	Prudential Financial Inc.	4.500%	11/16/21	75	84
	Prudential Financial Inc.	3.500%	5/15/24	125	130
	Prudential Financial Inc.	5.750%	7/15/33	100	118
	Prudential Financial Inc.	5.400%	6/13/35	100	113
	Prudential Financial Inc.	5.900%	3/17/36	375	450
	Prudential Financial Inc.	5.700%	12/14/36	125	149
	Prudential Financial Inc.	6.625%	12/1/37	125	161
	Prudential Financial Inc.	6.625%	6/21/40	400	519
[4]	Prudential Financial Inc.	5.875%	9/15/42	100	107
[4]	Prudential Financial Inc.	5.625%	6/15/43	375	389
	Prudential Financial Inc.	5.100%	8/15/43	50	56
[4]	Prudential Financial Inc.	5.200%	3/15/44	85	83
	Prudential Financial Inc.	4.600%	5/15/44	125	133
[4]	Prudential Financial Inc.	5.375%	5/15/45	250	252
	Reinsurance Group of America Inc.	6.450%	11/15/19	75	86
	Reinsurance Group of America Inc.	5.000%	6/1/21	75	83
	Reinsurance Group of America Inc.	4.700%	9/15/23	75	81
	StanCorp Financial Group Inc.	5.000%	8/15/22	50	55
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	75	97
	Torchmark Corp.	3.800%	9/15/22	50	52
	Transatlantic Holdings Inc.	8.000%	11/30/39	175	242
	Travelers Cos. Inc.	5.750%	12/15/17	250	266
	Travelers Cos. Inc.	5.900%	6/2/19	300	338
	Travelers Cos. Inc.	3.900%	11/1/20	125	137
	Travelers Cos. Inc.	6.250%	6/15/37	150	208
	Travelers Cos. Inc.	4.300%	8/25/45	150	170
	Trinity Acquisition plc	4.625%	8/15/23	175	188
	Trinity Acquisition plc	6.125%	8/15/43	75	84
	UnitedHealth Group Inc.	1.450%	7/17/17	250	251
	UnitedHealth Group Inc.	1.400%	10/15/17	100	101
	UnitedHealth Group Inc.	6.000%	2/15/18	400	431
	UnitedHealth Group Inc.	1.900%	7/16/18	250	254
	UnitedHealth Group Inc.	1.700%	2/15/19	200	202
	UnitedHealth Group Inc.	1.625%	3/15/19	100	101
	UnitedHealth Group Inc.	2.300%	12/15/19	125	129
	UnitedHealth Group Inc.	2.700%	7/15/20	250	260
	UnitedHealth Group Inc.	4.700%	2/15/21	75	85
	UnitedHealth Group Inc.	2.125%	3/15/21	225	229
	UnitedHealth Group Inc.	3.375%	11/15/21	100	108
	UnitedHealth Group Inc.	2.875%	12/15/21	125	132
	UnitedHealth Group Inc.	3.350%	7/15/22	180	193
	UnitedHealth Group Inc.	2.750%	2/15/23	175	180
	UnitedHealth Group Inc.	2.875%	3/15/23	25	26
	UnitedHealth Group Inc.	3.750%	7/15/25	450	494
	UnitedHealth Group Inc.	3.100%	3/15/26	225	236
	UnitedHealth Group Inc.	4.625%	7/15/35	175	203
	UnitedHealth Group Inc.	6.500%	6/15/37	50	70
	UnitedHealth Group Inc.	6.625%	11/15/37	125	178
	UnitedHealth Group Inc.	6.875%	2/15/38	245	357
	UnitedHealth Group Inc.	5.950%	2/15/41	60	80
	UnitedHealth Group Inc.	4.625%	11/15/41	75	86
	UnitedHealth Group Inc.	4.375%	3/15/42	50	56
	UnitedHealth Group Inc.	3.950%	10/15/42	175	183
	UnitedHealth Group Inc.	4.250%	3/15/43	125	136
	UnitedHealth Group Inc.	4.750%	7/15/45	340	410
	Unum Group	5.625%	9/15/20	50	56
	Unum Group	3.000%	5/15/21	100	102
	Unum Group	4.000%	3/15/24	50	52
	Unum Group	5.750%	8/15/42	25	28
	Validus Holdings Ltd.	8.875%	1/26/40	75	105
	Voya Financial Inc.	2.900%	2/15/18	134	137

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Voya Financial Inc.	5.700%	7/15/43	75	84
Voya Financial Inc.	4.800%	6/15/46	100	100
WR Berkley Corp.	5.375%	9/15/20	175	194
XLIT Ltd.	5.750%	10/1/21	105	121
XLIT Ltd.	4.450%	3/31/25	100	101
XLIT Ltd.	6.250%	5/15/27	125	151
XLIT Ltd.	5.500%	3/31/45	100	100

Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	100	101
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	125	135
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	75	78
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	100	105
American Campus Communities
Operating Partnership LP	3.350%	10/1/20	50	52
American Campus Communities
Operating Partnership LP	4.125%	7/1/24	100	106
AvalonBay Communities Inc.	2.850%	3/15/23	25	26
AvalonBay Communities Inc.	4.200%	12/15/23	75	83
AvalonBay Communities Inc.	3.450%	6/1/25	300	316
AvalonBay Communities Inc.	2.950%	5/11/26	150	152
Boston Properties LP	5.625%	11/15/20	325	372
Boston Properties LP	4.125%	5/15/21	75	82
Boston Properties LP	3.850%	2/1/23	225	242
Boston Properties LP	3.125%	9/1/23	275	283
Boston Properties LP	3.650%	2/1/26	100	107
Brandywine Operating Partnership LP	4.950%	4/15/18	250	262
Brandywine Operating Partnership LP	4.100%	10/1/24	100	103
Brandywine Operating Partnership LP	4.550%	10/1/29	100	104
Brixmor Operating Partnership LP	3.875%	8/15/22	100	103
Brixmor Operating Partnership LP	3.850%	2/1/25	350	351
Brixmor Operating Partnership LP	4.125%	6/15/26	200	205
Camden Property Trust	4.250%	1/15/24	100	108
CBL & Associates LP	5.250%	12/1/23	100	95
CBL & Associates LP	4.600%	10/15/24	100	91
Columbia Property Trust Operating
Partnership LP	4.150%	4/1/25	100	102
Corporate Office Properties LP	3.700%	6/15/21	50	50
Corporate Office Properties LP	3.600%	5/15/23	150	146
CubeSmart LP	4.375%	12/15/23	100	109
CubeSmart LP	4.000%	11/15/25	50	53
DCT Industrial Operating Partnership LP	4.500%	10/15/23	50	53
DDR Corp.	4.750%	4/15/18	25	26
DDR Corp.	3.500%	1/15/21	75	77
DDR Corp.	4.625%	7/15/22	200	216
DDR Corp.	3.375%	5/15/23	275	273
DDR Corp.	3.625%	2/1/25	200	201
DDR Corp.	4.250%	2/1/26	70	73
Digital Realty Trust LP	5.250%	3/15/21	75	84
Digital Realty Trust LP	3.950%	7/1/22	250	264
Digital Realty Trust LP	3.625%	10/1/22	575	595
Duke Realty LP	3.250%	6/30/26	175	177
EPR Properties	5.750%	8/15/22	25	27
EPR Properties	5.250%	7/15/23	125	132
EPR Properties	4.500%	4/1/25	50	50
Equity Commonwealth	5.875%	9/15/20	100	111
ERP Operating LP	4.750%	7/15/20	50	56
ERP Operating LP	4.625%	12/15/21	129	146
ERP Operating LP	3.000%	4/15/23	125	128
ERP Operating LP	3.375%	6/1/25	125	132
ERP Operating LP	4.500%	7/1/44	150	167
ERP Operating LP	4.500%	6/1/45	125	139
Essex Portfolio LP	3.375%	1/15/23	175	181
Essex Portfolio LP	3.250%	5/1/23	25	26
Essex Portfolio LP	3.500%	4/1/25	100	104
Essex Portfolio LP	3.375%	4/15/26	100	102
Federal Realty Investment Trust	3.000%	8/1/22	75	78
Federal Realty Investment Trust	2.750%	6/1/23	25	25
Federal Realty Investment Trust	4.500%	12/1/44	300	329
HCP Inc.	6.700%	1/30/18	50	54
HCP Inc.	3.750%	2/1/19	50	52

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
HCP Inc.	2.625%	2/1/20	375	378
HCP Inc.	5.375%	2/1/21	15	17
HCP Inc.	3.150%	8/1/22	75	75
HCP Inc.	4.000%	12/1/22	510	531
HCP Inc.	4.250%	11/15/23	150	156
HCP Inc.	3.400%	2/1/25	75	73
HCP Inc.	6.750%	2/1/41	100	122
Healthcare Realty Trust Inc.	3.750%	4/15/23	50	50
Healthcare Realty Trust Inc.	3.875%	5/1/25	125	126
Healthcare Trust of America
Holdings LP	3.375%	7/15/21	100	102
Healthcare Trust of America
Holdings LP	3.700%	4/15/23	25	25
Highwoods Realty LP	3.200%	6/15/21	400	404
Hospitality Properties Trust	6.700%	1/15/18	250	262
Hospitality Properties Trust	4.250%	2/15/21	150	157
Hospitality Properties Trust	5.250%	2/15/26	100	106
Host Hotels & Resorts LP	6.000%	10/1/21	100	113
Host Hotels & Resorts LP	4.750%	3/1/23	50	53
Host Hotels & Resorts LP	3.750%	10/15/23	336	337
Host Hotels & Resorts LP	4.000%	6/15/25	50	51
Kilroy Realty LP	4.800%	7/15/18	125	131
Kilroy Realty LP	3.800%	1/15/23	200	209
Kimco Realty Corp.	5.700%	5/1/17	250	259
Kimco Realty Corp.	6.875%	10/1/19	50	58
Kimco Realty Corp.	3.125%	6/1/23	25	25
Liberty Property LP	3.375%	6/15/23	50	51
Liberty Property LP	4.400%	2/15/24	100	108
Liberty Property LP	3.750%	4/1/25	325	336
Mack-Cali Realty LP	7.750%	8/15/19	100	113
Mack-Cali Realty LP	4.500%	4/18/22	75	76
Mid-America Apartments LP	4.300%	10/15/23	150	161
Mid-America Apartments LP	3.750%	6/15/24	50	52
National Retail Properties Inc.	6.875%	10/15/17	275	292
National Retail Properties Inc.	3.800%	10/15/22	200	211
Omega Healthcare Investors Inc.	4.375%	8/1/23	500	499
Omega Healthcare Investors Inc.	4.950%	4/1/24	100	105
Omega Healthcare Investors Inc.	4.500%	1/15/25	100	101
Omega Healthcare Investors Inc.	5.250%	1/15/26	100	106
Omega Healthcare Investors Inc.	4.500%	4/1/27	300	297
Piedmont Operating Partnership LP	3.400%	6/1/23	50	50
Post Apartment Homes LP	3.375%	12/1/22	50	51
ProLogis LP	2.750%	2/15/19	150	154
Realty Income Corp.	2.000%	1/31/18	50	50
Realty Income Corp.	6.750%	8/15/19	200	229
Realty Income Corp.	5.750%	1/15/21	200	230
Realty Income Corp.	3.250%	10/15/22	50	51
Realty Income Corp.	3.875%	7/15/24	50	52
Regency Centers LP	3.750%	6/15/24	150	157
Retail Opportunity Investments
Partnership LP	5.000%	12/15/23	25	26
Retail Properties of America Inc.	4.000%	3/15/25	175	170
Select Income REIT	2.850%	2/1/18	50	50
Select Income REIT	4.150%	2/1/22	100	101
Select Income REIT	4.500%	2/1/25	50	49
Senior Housing Properties Trust	3.250%	5/1/19	100	101
Senior Housing Properties Trust	4.750%	5/1/24	100	102
Simon Property Group LP	2.150%	9/15/17	75	76
Simon Property Group LP	2.200%	2/1/19	575	588
Simon Property Group LP	5.650%	2/1/20	75	85
Simon Property Group LP	4.375%	3/1/21	125	139
Simon Property Group LP	2.500%	7/15/21	120	124
Simon Property Group LP	4.125%	12/1/21	250	277
Simon Property Group LP	3.375%	3/15/22	100	108
Simon Property Group LP	2.750%	2/1/23	25	26
Simon Property Group LP	3.750%	2/1/24	150	164
Simon Property Group LP	3.500%	9/1/25	100	107
Simon Property Group LP	3.300%	1/15/26	175	186
Simon Property Group LP	4.750%	3/15/42	75	86
Sovran Acquisition LP	3.500%	7/1/26	325	328
Tanger Properties LP	3.875%	12/1/23	25	26

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
UDR Inc.	4.250%	6/1/18	125	131
UDR Inc.	3.700%	10/1/20	25	27
UDR Inc.	4.625%	1/10/22	50	55
Ventas Realty LP	3.750%	5/1/24	200	209
Ventas Realty LP	4.125%	1/15/26	75	80
Ventas Realty LP	5.700%	9/30/43	75	87
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	100	101
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	150	158
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	250	278
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	200	207
Washington Prime Group LP	3.850%	4/1/20	50	52
Washington REIT	4.950%	10/1/20	25	27
Washington REIT	3.950%	10/15/22	75	76
Weingarten Realty Investors	3.375%	10/15/22	50	51
Weingarten Realty Investors	3.500%	4/15/23	100	101
Welltower Inc.	4.700%	9/15/17	25	26
Welltower Inc.	2.250%	3/15/18	200	202
Welltower Inc.	4.125%	4/1/19	200	212
Welltower Inc.	4.950%	1/15/21	75	83
Welltower Inc.	5.250%	1/15/22	100	112
Welltower Inc.	3.750%	3/15/23	75	78
Welltower Inc.	4.000%	6/1/25	325	343
Welltower Inc.	4.250%	4/1/26	150	161
Welltower Inc.	6.500%	3/15/41	25	31
Welltower Inc.	5.125%	3/15/43	75	81
WP Carey Inc.	4.600%	4/1/24	75	78
WP Carey Inc.	4.000%	2/1/25	50	49
				263,377
Industrial (17.2%)
Basic Industry (1.0%)
Agrium Inc.	6.750%	1/15/19	200	220
Agrium Inc.	3.500%	6/1/23	299	311
Agrium Inc.	3.375%	3/15/25	250	257
Agrium Inc.	4.125%	3/15/35	500	483
Agrium Inc.	6.125%	1/15/41	25	29
Agrium Inc.	4.900%	6/1/43	50	52
Agrium Inc.	5.250%	1/15/45	200	217
Air Products & Chemicals Inc.	1.200%	10/15/17	100	100
Air Products & Chemicals Inc.	3.000%	11/3/21	75	80
Air Products & Chemicals Inc.	2.750%	2/3/23	50	52
Air Products & Chemicals Inc.	3.350%	7/31/24	75	81
Airgas Inc.	3.050%	8/1/20	100	103
Airgas Inc.	3.650%	7/15/24	100	105
Albemarle Corp.	3.000%	12/1/19	75	76
Albemarle Corp.	4.500%	12/15/20	25	27
Albemarle Corp.	4.150%	12/1/24	75	79
Albemarle Corp.	5.450%	12/1/44	75	78
Barrick Gold Corp.	4.100%	5/1/23	157	165
Barrick North America Finance LLC	4.400%	5/30/21	125	136
Barrick North America Finance LLC	5.700%	5/30/41	450	460
Barrick North America Finance LLC	5.750%	5/1/43	200	220
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	150	152
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	200	227
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	25	26
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	225	234
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	100	109
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	154
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	575	669
Cabot Corp.	2.550%	1/15/18	150	152
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	25	27
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	75	81
CF Industries Inc.	6.875%	5/1/18	275	298
CF Industries Inc.	7.125%	5/1/20	380	438
CF Industries Inc.	4.950%	6/1/43	125	115
Domtar Corp.	6.250%	9/1/42	25	26
Domtar Corp.	6.750%	2/15/44	100	109
Dow Chemical Co.	8.550%	5/15/19	325	387
Dow Chemical Co.	4.250%	11/15/20	125	137
Dow Chemical Co.	4.125%	11/15/21	100	110
Dow Chemical Co.	3.500%	10/1/24	50	53

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Dow Chemical Co.	7.375%	11/1/29	25	34
Dow Chemical Co.	4.250%	10/1/34	50	52
Dow Chemical Co.	9.400%	5/15/39	350	553
Dow Chemical Co.	5.250%	11/15/41	100	111
Eastman Chemical Co.	2.400%	6/1/17	37	37
Eastman Chemical Co.	5.500%	11/15/19	175	194
Eastman Chemical Co.	2.700%	1/15/20	350	360
Eastman Chemical Co.	4.500%	1/15/21	75	82
Eastman Chemical Co.	3.600%	8/15/22	100	105
Eastman Chemical Co.	4.800%	9/1/42	225	234
Eastman Chemical Co.	4.650%	10/15/44	150	154
Ecolab Inc.	1.450%	12/8/17	225	226
Ecolab Inc.	1.550%	1/12/18	100	100
Ecolab Inc.	4.350%	12/8/21	200	226
Ecolab Inc.	5.500%	12/8/41	150	188
EI du Pont de Nemours & Co.	6.000%	7/15/18	275	301
EI du Pont de Nemours & Co.	4.625%	1/15/20	400	440
EI du Pont de Nemours & Co.	2.800%	2/15/23	125	128
EI du Pont de Nemours & Co.	6.500%	1/15/28	100	127
EI du Pont de Nemours & Co.	4.150%	2/15/43	175	180
Fibria Overseas Finance Ltd.	5.250%	5/12/24	100	102
FMC Corp.	3.950%	2/1/22	50	52
FMC Corp.	4.100%	2/1/24	250	265
Georgia-Pacific LLC	8.000%	1/15/24	250	335
Georgia-Pacific LLC	7.375%	12/1/25	100	134
Georgia-Pacific LLC	8.875%	5/15/31	250	400
Goldcorp Inc.	2.125%	3/15/18	200	200
Goldcorp Inc.	3.700%	3/15/23	200	203
Goldcorp Inc.	5.450%	6/9/44	100	100
International Flavors & Fragrances Inc.	3.200%	5/1/23	25	26
International Paper Co.	7.500%	8/15/21	450	553
International Paper Co.	3.650%	6/15/24	100	106
International Paper Co.	3.800%	1/15/26	75	79
International Paper Co.	5.000%	9/15/35	100	108
International Paper Co.	7.300%	11/15/39	100	132
International Paper Co.	4.800%	6/15/44	200	204
International Paper Co.	5.150%	5/15/46	200	216
LyondellBasell Industries NV	5.000%	4/15/19	550	596
LyondellBasell Industries NV	6.000%	11/15/21	175	205
LyondellBasell Industries NV	5.750%	4/15/24	175	208
LyondellBasell Industries NV	4.625%	2/26/55	425	416
Meadwestvaco Corp.	7.950%	2/15/31	125	165
Methanex Corp.	3.250%	12/15/19	200	195
Monsanto Co.	2.125%	7/15/19	100	101
Monsanto Co.	2.750%	7/15/21	200	206
Monsanto Co.	5.500%	8/15/25	325	378
Monsanto Co.	4.200%	7/15/34	100	100
Monsanto Co.	5.875%	4/15/38	325	372
Monsanto Co.	3.950%	4/15/45	200	185
Monsanto Co.	4.700%	7/15/64	300	271
Mosaic Co.	3.750%	11/15/21	150	159
Mosaic Co.	4.250%	11/15/23	250	269
Mosaic Co.	5.450%	11/15/33	100	111
Mosaic Co.	5.625%	11/15/43	100	111
Newmont Mining Corp.	3.500%	3/15/22	300	312
Newmont Mining Corp.	5.875%	4/1/35	100	106
Newmont Mining Corp.	4.875%	3/15/42	250	247
Nucor Corp.	5.750%	12/1/17	25	26
Nucor Corp.	5.850%	6/1/18	150	162
Nucor Corp.	6.400%	12/1/37	100	122
Nucor Corp.	5.200%	8/1/43	200	218
Packaging Corp. of America	3.900%	6/15/22	100	106
Packaging Corp. of America	4.500%	11/1/23	350	381
Placer Dome Inc.	6.450%	10/15/35	75	81
Plum Creek Timberlands LP	4.700%	3/15/21	75	82
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	175	180
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	125	137
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	250	252
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	275	326
PPG Industries Inc.	2.300%	11/15/19	400	406
Praxair Inc.	4.500%	8/15/19	50	55

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Praxair Inc.	3.000%	9/1/21	75	80
Praxair Inc.	2.450%	2/15/22	450	467
Praxair Inc.	2.200%	8/15/22	200	204
Praxair Inc.	3.550%	11/7/42	50	50
Rayonier Inc.	3.750%	4/1/22	50	50
Reliance Steel & Aluminum Co.	4.500%	4/15/23	75	77
Rio Tinto Alcan Inc.	6.125%	12/15/33	225	257
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	550	662
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	300	321
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	820	859
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	94
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	138
Rio Tinto Finance USA plc	3.500%	3/22/22	75	79
Rio Tinto Finance USA plc	2.875%	8/21/22	75	76
Rio Tinto Finance USA plc	4.750%	3/22/42	150	158
Rohm & Haas Co.	7.850%	7/15/29	250	344
RPM International Inc.	6.125%	10/15/19	25	28
RPM International Inc.	3.450%	11/15/22	100	102
Sherwin-Williams Co.	3.450%	8/1/25	225	234
Sherwin-Williams Co.	4.550%	8/1/45	90	97
Southern Copper Corp.	5.375%	4/16/20	75	81
Southern Copper Corp.	3.875%	4/23/25	50	49
Southern Copper Corp.	7.500%	7/27/35	100	108
Southern Copper Corp.	6.750%	4/16/40	125	127
Southern Copper Corp.	5.875%	4/23/45	700	658
Syngenta Finance NV	3.125%	3/28/22	100	105
Syngenta Finance NV	4.375%	3/28/42	50	48
Vale Overseas Ltd.	5.625%	9/15/19	175	180
Vale Overseas Ltd.	5.875%	6/10/21	300	299
Vale Overseas Ltd.	4.375%	1/11/22	700	654
Vale Overseas Ltd.	8.250%	1/17/34	50	52
Vale Overseas Ltd.	6.875%	11/21/36	275	250
Vale Overseas Ltd.	6.875%	11/10/39	450	406
Vale SA	5.625%	9/11/42	300	242
Valspar Corp.	7.250%	6/15/19	100	114
Valspar Corp.	3.950%	1/15/26	200	211
Westlake Chemical Corp.	3.600%	7/15/22	25	26
WestRock RKT Co.	3.500%	3/1/20	150	156
WestRock RKT Co.	4.900%	3/1/22	100	111
Weyerhaeuser Co.	7.375%	10/1/19	250	288
Weyerhaeuser Co.	8.500%	1/15/25	50	66
Weyerhaeuser Co.	7.375%	3/15/32	200	265
Weyerhaeuser Co.	6.875%	12/15/33	50	62
Yamana Gold Inc.	4.950%	7/15/24	110	108

Capital Goods (1.4%)
3M Co.	1.375%	8/7/18	100	101
3M Co.	2.000%	8/7/20	100	103
3M Co.	3.000%	8/7/25	100	109
3M Co.	6.375%	2/15/28	100	139
3M Co.	5.700%	3/15/37	125	169
ABB Finance USA Inc.	4.375%	5/8/42	25	28
Acuity Brands Lighting Inc.	6.000%	12/15/19	50	56
Boeing Co.	6.000%	3/15/19	400	452
Boeing Co.	4.875%	2/15/20	175	197
Boeing Co.	1.650%	10/30/20	100	101
Boeing Co.	2.200%	10/30/22	100	102
Boeing Co.	1.875%	6/15/23	100	100
Boeing Co.	2.500%	3/1/25	500	517
Boeing Co.	2.250%	6/15/26	100	100
Boeing Co.	6.625%	2/15/38	50	73
Boeing Co.	6.875%	3/15/39	75	113
Boeing Co.	5.875%	2/15/40	275	383
Boeing Co.	3.375%	6/15/46	75	76
Carlisle Cos. Inc.	3.750%	11/15/22	75	77
Caterpillar Financial Services Corp.	1.500%	2/23/18	450	454
Caterpillar Financial Services Corp.	1.800%	11/13/18	550	558
Caterpillar Financial Services Corp.	7.150%	2/15/19	525	602
Caterpillar Financial Services Corp.	2.250%	12/1/19	550	565
Caterpillar Financial Services Corp.	2.000%	3/5/20	250	256
Caterpillar Financial Services Corp.	2.500%	11/13/20	50	52

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Caterpillar Financial Services Corp.	2.750%	8/20/21	100	105
	Caterpillar Financial Services Corp.	3.300%	6/9/24	250	267
	Caterpillar Inc.	3.900%	5/27/21	225	248
	Caterpillar Inc.	2.600%	6/26/22	50	52
	Caterpillar Inc.	3.400%	5/15/24	250	269
	Caterpillar Inc.	5.200%	5/27/41	150	182
	Caterpillar Inc.	3.803%	8/15/42	543	553
	Crane Co.	2.750%	12/15/18	50	51
	Crane Co.	4.450%	12/15/23	50	53
	CRH America Inc.	8.125%	7/15/18	100	112
	CRH America Inc.	5.750%	1/15/21	75	85
	Deere & Co.	4.375%	10/16/19	175	193
	Deere & Co.	2.600%	6/8/22	325	335
	Deere & Co.	5.375%	10/16/29	125	159
	Deere & Co.	7.125%	3/3/31	100	144
	Deere & Co.	3.900%	6/9/42	75	80
	Dover Corp.	5.450%	3/15/18	200	214
	Dover Corp.	3.150%	11/15/25	200	212
	Dover Corp.	6.600%	3/15/38	75	106
	Eaton Corp.	5.600%	5/15/18	300	323
	Eaton Corp.	2.750%	11/2/22	200	205
	Eaton Corp.	4.000%	11/2/32	25	27
	Eaton Corp.	4.150%	11/2/42	50	53
	Eaton Electric Holdings LLC	3.875%	12/15/20	100	107
	Embraer Netherlands Finance BV	5.050%	6/15/25	200	197
[7]	Embraer Overseas Ltd.	5.696%	9/16/23	100	103
	Emerson Electric Co.	5.250%	10/15/18	250	274
	Emerson Electric Co.	4.875%	10/15/19	25	28
	Emerson Electric Co.	4.250%	11/15/20	25	28
	Emerson Electric Co.	2.625%	12/1/21	150	158
	Emerson Electric Co.	3.150%	6/1/25	200	213
	Emerson Electric Co.	6.000%	8/15/32	275	357
	FLIR Systems Inc.	3.125%	6/15/21	50	51
	Flowserve Corp.	3.500%	9/15/22	250	258
	Flowserve Corp.	4.000%	11/15/23	50	52
[7]	Fortive Corp.	2.350%	6/15/21	100	101
[7]	Fortive Corp.	3.150%	6/15/26	200	206
[7]	Fortive Corp.	4.300%	6/15/46	100	106
	Fortune Brands Home & Security Inc.	3.000%	6/15/20	75	77
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	100	107
	General Dynamics Corp.	1.000%	11/15/17	275	276
	General Dynamics Corp.	3.600%	11/15/42	100	106
	General Electric Capital Corp.	1.250%	5/15/17	150	151
	General Electric Capital Corp.	1.600%	11/20/17	175	177
	General Electric Capital Corp.	2.300%	1/14/19	150	155
	General Electric Capital Corp.	6.000%	8/7/19	194	222
	General Electric Capital Corp.	2.100%	12/11/19	25	26
	General Electric Capital Corp.	5.500%	1/8/20	236	269
	General Electric Capital Corp.	2.200%	1/9/20	165	170
	General Electric Capital Corp.	5.550%	5/4/20	108	125
	General Electric Capital Corp.	4.375%	9/16/20	128	143
	General Electric Capital Corp.	4.625%	1/7/21	201	228
	General Electric Capital Corp.	5.300%	2/11/21	172	199
	General Electric Capital Corp.	4.650%	10/17/21	347	397
	General Electric Capital Corp.	3.150%	9/7/22	91	98
	General Electric Capital Corp.	3.100%	1/9/23	224	239
	General Electric Capital Corp.	3.450%	5/15/24	160	175
	General Electric Capital Corp.	6.750%	3/15/32	505	705
	General Electric Capital Corp.	6.150%	8/7/37	161	223
	General Electric Capital Corp.	5.875%	1/14/38	510	692
	General Electric Capital Corp.	6.875%	1/10/39	413	624
	General Electric Co.	5.250%	12/6/17	665	705
	General Electric Co.	2.700%	10/9/22	1,100	1,146
	General Electric Co.	4.125%	10/9/42	375	413
	General Electric Co.	4.500%	3/11/44	350	406
	Harris Corp.	1.999%	4/27/18	125	126
	Harris Corp.	2.700%	4/27/20	75	76
	Harris Corp.	4.400%	12/15/20	375	405
	Harris Corp.	3.832%	4/27/25	200	213
	Harris Corp.	4.854%	4/27/35	100	109
	Harris Corp.	6.150%	12/15/40	75	94

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Harris Corp.	5.054%	4/27/45	100	113
Hexcel Corp.	4.700%	8/15/25	100	107
Honeywell International Inc.	5.300%	3/1/18	500	535
Honeywell International Inc.	4.250%	3/1/21	450	506
Honeywell International Inc.	5.700%	3/15/37	200	265
Honeywell International Inc.	5.375%	3/1/41	250	327
Hubbell Inc.	3.350%	3/1/26	75	78
Illinois Tool Works Inc.	6.250%	4/1/19	100	113
Illinois Tool Works Inc.	3.375%	9/15/21	100	108
Illinois Tool Works Inc.	3.500%	3/1/24	200	220
Illinois Tool Works Inc.	4.875%	9/15/41	75	91
Illinois Tool Works Inc.	3.900%	9/1/42	75	81
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	500	556
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	50	52
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	75	83
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	25	31
John Deere Capital Corp.	2.800%	9/18/17	275	282
John Deere Capital Corp.	1.350%	1/16/18	200	201
John Deere Capital Corp.	1.300%	3/12/18	125	126
John Deere Capital Corp.	1.750%	8/10/18	75	76
John Deere Capital Corp.	5.750%	9/10/18	275	303
John Deere Capital Corp.	1.950%	1/8/19	500	510
John Deere Capital Corp.	1.700%	1/15/20	125	126
John Deere Capital Corp.	2.050%	3/10/20	250	255
John Deere Capital Corp.	2.450%	9/11/20	75	77
John Deere Capital Corp.	2.550%	1/8/21	500	519
John Deere Capital Corp.	2.800%	3/4/21	100	105
John Deere Capital Corp.	3.900%	7/12/21	100	110
John Deere Capital Corp.	3.150%	10/15/21	25	27
John Deere Capital Corp.	2.800%	1/27/23	50	52
John Deere Capital Corp.	2.800%	3/6/23	300	314
John Deere Capital Corp.	3.400%	9/11/25	75	81
John Deere Capital Corp.	2.650%	6/10/26	100	102
Kennametal Inc.	2.650%	11/1/19	75	75
Kennametal Inc.	3.875%	2/15/22	50	51
L-3 Communications Corp.	5.200%	10/15/19	100	109
L-3 Communications Corp.	4.750%	7/15/20	75	81
L-3 Communications Corp.	4.950%	2/15/21	75	82
L-3 Communications Corp.	3.950%	5/28/24	103	108
Lafarge SA	7.125%	7/15/36	100	122
Leggett & Platt Inc.	3.800%	11/15/24	100	106
Lockheed Martin Corp.	1.850%	11/23/18	75	76
Lockheed Martin Corp.	2.500%	11/23/20	140	144
Lockheed Martin Corp.	3.350%	9/15/21	250	268
Lockheed Martin Corp.	3.100%	1/15/23	200	211
Lockheed Martin Corp.	3.550%	1/15/26	330	360
Lockheed Martin Corp.	3.600%	3/1/35	150	152
Lockheed Martin Corp.	4.500%	5/15/36	100	113
Lockheed Martin Corp.	6.150%	9/1/36	375	498
Lockheed Martin Corp.	5.500%	11/15/39	25	31
Lockheed Martin Corp.	4.700%	5/15/46	375	440
Martin Marietta Materials Inc.	6.600%	4/15/18	150	160
Martin Marietta Materials Inc.	4.250%	7/2/24	100	107
Mohawk Industries Inc.	3.850%	2/1/23	100	105
Northrop Grumman Corp.	1.750%	6/1/18	275	278
Northrop Grumman Corp.	3.500%	3/15/21	200	215
Northrop Grumman Corp.	3.250%	8/1/23	150	161
Northrop Grumman Corp.	5.050%	11/15/40	50	60
Northrop Grumman Corp.	4.750%	6/1/43	275	327
Owens Corning	4.200%	12/15/22	150	160
Parker-Hannifin Corp.	5.500%	5/15/18	50	54
Parker-Hannifin Corp.	3.500%	9/15/22	100	109
Parker-Hannifin Corp.	6.250%	5/15/38	25	35
Parker-Hannifin Corp.	3.300%	11/21/24	100	108
Parker-Hannifin Corp.	4.450%	11/21/44	200	236
Pentair Finance SA	2.650%	12/1/19	250	250
Precision Castparts Corp.	1.250%	1/15/18	325	327
Precision Castparts Corp.	2.250%	6/15/20	150	154
Precision Castparts Corp.	2.500%	1/15/23	275	284
Precision Castparts Corp.	3.250%	6/15/25	100	107
Precision Castparts Corp.	3.900%	1/15/43	75	81

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Precision Castparts Corp.	4.375%	6/15/45	100	119
Raytheon Co.	6.750%	3/15/18	125	137
Raytheon Co.	4.400%	2/15/20	100	110
Raytheon Co.	3.125%	10/15/20	25	27
Raytheon Co.	2.500%	12/15/22	275	286
Raytheon Co.	7.200%	8/15/27	25	36
Raytheon Co.	4.700%	12/15/41	500	600
Republic Services Inc.	3.800%	5/15/18	150	157
Republic Services Inc.	5.500%	9/15/19	150	167
Republic Services Inc.	5.000%	3/1/20	125	139
Republic Services Inc.	5.250%	11/15/21	75	87
Republic Services Inc.	3.550%	6/1/22	50	54
Republic Services Inc.	3.200%	3/15/25	250	262
Republic Services Inc.	6.086%	3/15/35	75	95
Republic Services Inc.	6.200%	3/1/40	125	169
Republic Services Inc.	5.700%	5/15/41	200	255
Rockwell Automation Inc.	5.650%	12/1/17	25	27
Rockwell Automation Inc.	6.700%	1/15/28	50	70
Rockwell Automation Inc.	6.250%	12/1/37	100	136
Rockwell Collins Inc.	5.250%	7/15/19	25	28
Rockwell Collins Inc.	3.100%	11/15/21	50	52
Rockwell Collins Inc.	4.800%	12/15/43	65	78
Roper Technologies Inc.	1.850%	11/15/17	75	75
Roper Technologies Inc.	2.050%	10/1/18	200	202
Roper Technologies Inc.	6.250%	9/1/19	75	85
Roper Technologies Inc.	3.000%	12/15/20	125	129
Roper Technologies Inc.	3.850%	12/15/25	100	107
Snap-on Inc.	6.125%	9/1/21	75	91
Sonoco Products Co.	4.375%	11/1/21	25	27
Sonoco Products Co.	5.750%	11/1/40	345	412
Spirit AeroSystems Inc.	3.850%	6/15/26	65	67
Stanley Black & Decker Inc.	2.451%	11/17/18	100	102
Stanley Black & Decker Inc.	3.400%	12/1/21	150	161
Stanley Black & Decker Inc.	5.200%	9/1/40	125	148
Textron Inc.	3.875%	3/1/25	250	264
Textron Inc.	4.000%	3/15/26	100	106
Timken CO	3.875%	9/1/24	100	101
Tyco International Finance SA	3.900%	2/14/26	150	161
United Technologies Corp.	5.375%	12/15/17	575	612
United Technologies Corp.	4.500%	4/15/20	100	111
United Technologies Corp.	3.100%	6/1/22	535	570
United Technologies Corp.	6.700%	8/1/28	100	135
United Technologies Corp.	7.500%	9/15/29	125	184
United Technologies Corp.	5.400%	5/1/35	150	185
United Technologies Corp.	6.050%	6/1/36	100	133
United Technologies Corp.	6.125%	7/15/38	300	411
United Technologies Corp.	5.700%	4/15/40	100	131
United Technologies Corp.	4.500%	6/1/42	550	631
United Technologies Corp.	4.150%	5/15/45	100	110
Valmont Industries Inc.	5.000%	10/1/44	180	167
Valmont Industries Inc.	5.250%	10/1/54	100	90
Vulcan Materials Co.	7.500%	6/15/21	100	120
Vulcan Materials Co.	4.500%	4/1/25	200	214
Waste Management Inc.	6.100%	3/15/18	375	407
Waste Management Inc.	4.600%	3/1/21	50	56
Waste Management Inc.	2.400%	5/15/23	175	177
Waste Management Inc.	3.500%	5/15/24	100	108
Waste Management Inc.	3.900%	3/1/35	250	264
Waste Management Inc.	4.100%	3/1/45	100	109
WW Grainger Inc.	4.600%	6/15/45	450	535
WW Grainger Inc.	3.750%	5/15/46	75	77

Communication (2.7%)
21st Century Fox America Inc.	4.500%	2/15/21	550	613
21st Century Fox America Inc.	3.000%	9/15/22	150	157
21st Century Fox America Inc.	3.700%	10/15/25	100	108
21st Century Fox America Inc.	6.550%	3/15/33	300	378
21st Century Fox America Inc.	6.200%	12/15/34	350	435
21st Century Fox America Inc.	6.400%	12/15/35	365	464
21st Century Fox America Inc.	8.150%	10/17/36	175	247

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
21st Century Fox America Inc.	6.150%	3/1/37	100	124
21st Century Fox America Inc.	6.900%	8/15/39	100	134
21st Century Fox America Inc.	6.150%	2/15/41	250	313
21st Century Fox America Inc.	4.750%	9/15/44	100	111
21st Century Fox America Inc.	7.750%	12/1/45	100	145
America Movil SAB de CV	5.625%	11/15/17	150	158
America Movil SAB de CV	5.000%	10/16/19	400	437
America Movil SAB de CV	6.375%	3/1/35	175	214
America Movil SAB de CV	6.125%	11/15/37	150	179
America Movil SAB de CV	6.125%	3/30/40	475	575
America Movil SAB de CV	4.375%	7/16/42	250	252
American Tower Corp.	4.500%	1/15/18	225	235
American Tower Corp.	2.800%	6/1/20	75	77
American Tower Corp.	3.450%	9/15/21	600	622
American Tower Corp.	5.900%	11/1/21	500	582
American Tower Corp.	3.500%	1/31/23	50	52
American Tower Corp.	5.000%	2/15/24	150	169
American Tower Corp.	4.000%	6/1/25	100	106
American Tower Corp.	4.400%	2/15/26	100	108
AT&T Inc.	1.400%	12/1/17	200	200
AT&T Inc.	5.500%	2/1/18	100	106
AT&T Inc.	5.600%	5/15/18	450	484
AT&T Inc.	2.375%	11/27/18	400	409
AT&T Inc.	5.800%	2/15/19	250	277
AT&T Inc.	2.300%	3/11/19	100	102
AT&T Inc.	5.875%	10/1/19	750	849
AT&T Inc.	2.450%	6/30/20	500	510
AT&T Inc.	4.600%	2/15/21	175	192
AT&T Inc.	5.000%	3/1/21	750	840
AT&T Inc.	4.450%	5/15/21	275	302
AT&T Inc.	3.875%	8/15/21	250	269
AT&T Inc.	3.000%	2/15/22	300	306
AT&T Inc.	3.000%	6/30/22	500	513
AT&T Inc.	2.625%	12/1/22	350	351
AT&T Inc.	3.600%	2/17/23	1,125	1,177
AT&T Inc.	4.450%	4/1/24	100	110
AT&T Inc.	3.950%	1/15/25	200	212
AT&T Inc.	4.125%	2/17/26	1,025	1,102
AT&T Inc.	6.450%	6/15/34	315	377
AT&T Inc.	4.500%	5/15/35	200	204
AT&T Inc.	6.500%	9/1/37	225	277
AT&T Inc.	6.300%	1/15/38	350	421
AT&T Inc.	6.550%	2/15/39	50	62
AT&T Inc.	6.350%	3/15/40	100	119
AT&T Inc.	6.000%	8/15/40	300	351
AT&T Inc.	5.350%	9/1/40	881	959
AT&T Inc.	5.550%	8/15/41	275	308
AT&T Inc.	5.150%	3/15/42	375	405
AT&T Inc.	4.300%	12/15/42	271	259
AT&T Inc.	4.800%	6/15/44	600	618
AT&T Inc.	4.350%	6/15/45	374	359
AT&T Inc.	4.750%	5/15/46	600	617
AT&T Inc.	5.650%	2/15/47	275	315
AT&T Mobility LLC	7.125%	12/15/31	175	230
Bellsouth Capital Funding Corp.	7.875%	2/15/30	103	132
BellSouth LLC	6.875%	10/15/31	78	94
BellSouth LLC	6.550%	6/15/34	79	93
BellSouth LLC	6.000%	11/15/34	89	100
BellSouth Telecommunications LLC	6.375%	6/1/28	45	54
British Telecommunications plc	5.950%	1/15/18	300	321
British Telecommunications plc	9.375%	12/15/30	440	682
CBS Corp.	5.750%	4/15/20	115	131
CBS Corp.	4.300%	2/15/21	275	299
CBS Corp.	3.700%	8/15/24	175	184
CBS Corp.	3.500%	1/15/25	300	311
CBS Corp.	5.900%	10/15/40	275	314
CBS Corp.	4.600%	1/15/45	125	123
CC Holdings GS V LLC / Crown
Castle GS III Corp.	3.849%	4/15/23	250	266

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[7]	Charter Communications
	Operating LLC / Charter
	Communications Operating Capital	3.579%	7/23/20	475	497
[7]	Charter Communications
	Operating LLC / Charter
	Communications Operating Capital	4.464%	7/23/22	500	538
[7]	Charter Communications
	Operating LLC / Charter
	Communications Operating Capital	4.908%	7/23/25	750	817
[7]	Charter Communications
	Operating LLC / Charter
	Communications Operating Capital	6.384%	10/23/35	350	413
[7]	Charter Communications
	Operating LLC / Charter
	Communications Operating Capital	6.484%	10/23/45	600	716
[7]	Charter Communications
	Operating LLC / Charter
	Communications Operating Capital	6.834%	10/23/55	75	89
	Comcast Cable Communications
	Holdings Inc.	9.455%	11/15/22	139	198
	Comcast Cable Communications LLC	8.875%	5/1/17	500	532
	Comcast Corp.	5.875%	2/15/18	325	350
	Comcast Corp.	5.700%	5/15/18	175	190
	Comcast Corp.	5.700%	7/1/19	850	960
	Comcast Corp.	5.150%	3/1/20	325	367
	Comcast Corp.	3.375%	2/15/25	150	162
	Comcast Corp.	3.375%	8/15/25	250	269
	Comcast Corp.	3.150%	3/1/26	150	159
	Comcast Corp.	4.250%	1/15/33	275	304
	Comcast Corp.	4.200%	8/15/34	175	192
	Comcast Corp.	5.650%	6/15/35	400	512
	Comcast Corp.	4.400%	8/15/35	200	224
	Comcast Corp.	6.500%	11/15/35	750	1,028
	Comcast Corp.	6.450%	3/15/37	75	103
	Comcast Corp.	6.950%	8/15/37	225	325
	Comcast Corp.	4.650%	7/15/42	535	614
	Comcast Corp.	4.500%	1/15/43	125	140
	Comcast Corp.	4.600%	8/15/45	250	287
	Crown Castle International Corp.	3.400%	2/15/21	500	522
	Crown Castle International Corp.	4.875%	4/15/22	150	165
	Crown Castle International Corp.	5.250%	1/15/23	275	309
	Crown Castle International Corp.	4.450%	2/15/26	350	380
	Crown Castle International Corp.	3.700%	6/15/26	175	180
	Deutsche Telekom International
	Finance BV	6.750%	8/20/18	75	84
	Deutsche Telekom International
	Finance BV	6.000%	7/8/19	150	169
	Deutsche Telekom International
	Finance BV	8.750%	6/15/30	700	1,059
	Discovery Communications LLC	5.050%	6/1/20	350	383
	Discovery Communications LLC	4.375%	6/15/21	25	27
	Discovery Communications LLC	3.300%	5/15/22	125	127
	Discovery Communications LLC	3.250%	4/1/23	100	98
	Discovery Communications LLC	3.450%	3/15/25	150	146
	Discovery Communications LLC	4.900%	3/11/26	150	159
	Discovery Communications LLC	4.875%	4/1/43	125	113
	Electronic Arts Inc.	3.700%	3/1/21	100	106
	Grupo Televisa SAB	6.625%	3/18/25	100	123
	Grupo Televisa SAB	4.625%	1/30/26	200	216
	Grupo Televisa SAB	6.625%	1/15/40	175	198
	Historic TW Inc.	9.150%	2/1/23	195	262
	Historic TW Inc.	6.625%	5/15/29	175	227
	Interpublic Group of Cos. Inc.	3.750%	2/15/23	300	314
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	175	188
	Koninklijke KPN NV	8.375%	10/1/30	175	244
	Moody’s Corp.	4.500%	9/1/22	175	195
	Moody’s Corp.	4.875%	2/15/24	250	284
	Moody’s Corp.	5.250%	7/15/44	250	304
	NBCUniversal Media LLC	5.150%	4/30/20	125	142
	NBCUniversal Media LLC	4.375%	4/1/21	175	195
	NBCUniversal Media LLC	2.875%	1/15/23	225	236

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
NBCUniversal Media LLC	6.400%	4/30/40	300	416
NBCUniversal Media LLC	5.950%	4/1/41	150	200
NBCUniversal Media LLC	4.450%	1/15/43	325	362
New Cingular Wireless Services Inc.	8.750%	3/1/31	75	112
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	25	25
Omnicom Group Inc.	4.450%	8/15/20	300	331
Omnicom Group Inc.	3.625%	5/1/22	325	346
Omnicom Group Inc.	3.650%	11/1/24	200	212
Omnicom Group Inc.	3.600%	4/15/26	425	444
Orange SA	4.125%	9/14/21	325	358
Orange SA	9.000%	3/1/31	425	656
Orange SA	5.375%	1/13/42	250	307
Orange SA	5.500%	2/6/44	250	312
Pacific Bell Telephone Co.	7.125%	3/15/26	50	64
Qwest Corp.	6.500%	6/1/17	100	104
Qwest Corp.	6.750%	12/1/21	200	216
Qwest Corp.	7.250%	9/15/25	25	27
Qwest Corp.	6.875%	9/15/33	446	437
Qwest Corp.	7.125%	11/15/43	100	97
RELX Capital Inc.	3.125%	10/15/22	282	287
Rogers Communications Inc.	6.800%	8/15/18	150	166
Rogers Communications Inc.	3.000%	3/15/23	205	212
Rogers Communications Inc.	4.100%	10/1/23	175	193
Rogers Communications Inc.	4.500%	3/15/43	65	69
Rogers Communications Inc.	5.000%	3/15/44	240	272
S&P Global Inc.	2.500%	8/15/18	100	102
S&P Global Inc.	3.300%	8/14/20	125	131
S&P Global Inc.	4.000%	6/15/25	125	136
S&P Global Inc.	4.400%	2/15/26	200	225
S&P Global Inc.	6.550%	11/15/37	150	183
Scripps Networks Interactive Inc.	2.750%	11/15/19	150	153
Scripps Networks Interactive Inc.	2.800%	6/15/20	100	102
Scripps Networks Interactive Inc.	3.900%	11/15/24	50	53
Telefonica Emisiones SAU	3.192%	4/27/18	325	329
Telefonica Emisiones SAU	5.877%	7/15/19	100	111
Telefonica Emisiones SAU	5.134%	4/27/20	225	249
Telefonica Emisiones SAU	5.462%	2/16/21	225	257
Telefonica Emisiones SAU	4.570%	4/27/23	500	553
Telefonica Emisiones SAU	7.045%	6/20/36	425	546
Thomson Reuters Corp.	1.650%	9/29/17	200	201
Thomson Reuters Corp.	4.700%	10/15/19	300	326
Thomson Reuters Corp.	3.850%	9/29/24	100	106
Thomson Reuters Corp.	5.500%	8/15/35	75	82
Thomson Reuters Corp.	5.850%	4/15/40	150	175
Thomson Reuters Corp.	5.650%	11/23/43	375	442
Time Warner Cable Inc.	6.750%	7/1/18	850	932
Time Warner Cable Inc.	8.750%	2/14/19	200	233
Time Warner Cable Inc.	8.250%	4/1/19	225	261
Time Warner Cable Inc.	5.000%	2/1/20	350	381
Time Warner Cable Inc.	6.550%	5/1/37	200	234
Time Warner Cable Inc.	7.300%	7/1/38	50	63
Time Warner Cable Inc.	6.750%	6/15/39	200	238
Time Warner Cable Inc.	5.875%	11/15/40	600	654
Time Warner Cable Inc.	4.500%	9/15/42	350	326
Time Warner Entertainment Co. LP	8.375%	3/15/23	175	226
Time Warner Entertainment Co. LP	8.375%	7/15/33	250	336
Time Warner Inc.	4.875%	3/15/20	350	388
Time Warner Inc.	4.700%	1/15/21	50	56
Time Warner Inc.	4.750%	3/29/21	675	758
Time Warner Inc.	3.600%	7/15/25	225	239
Time Warner Inc.	3.875%	1/15/26	100	108
Time Warner Inc.	7.625%	4/15/31	300	412
Time Warner Inc.	7.700%	5/1/32	375	523
Time Warner Inc.	6.500%	11/15/36	175	218
Time Warner Inc.	6.200%	3/15/40	100	124
Time Warner Inc.	6.100%	7/15/40	175	213
Time Warner Inc.	6.250%	3/29/41	50	63
Time Warner Inc.	4.900%	6/15/42	325	347
Time Warner Inc.	5.350%	12/15/43	25	29
Time Warner Inc.	4.850%	7/15/45	100	109
Verizon Communications Inc.	1.350%	6/9/17	200	201

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	5.500%	2/15/18	475	508
Verizon Communications Inc.	3.650%	9/14/18	560	589
Verizon Communications Inc.	2.625%	2/21/20	539	558
Verizon Communications Inc.	4.500%	9/15/20	560	622
Verizon Communications Inc.	3.450%	3/15/21	300	322
Verizon Communications Inc.	4.600%	4/1/21	775	870
Verizon Communications Inc.	3.000%	11/1/21	800	841
Verizon Communications Inc.	3.500%	11/1/21	100	108
Verizon Communications Inc.	5.150%	9/15/23	1,230	1,434
Verizon Communications Inc.	4.150%	3/15/24	300	331
Verizon Communications Inc.	3.500%	11/1/24	100	107
Verizon Communications Inc.	7.750%	12/1/30	300	422
Verizon Communications Inc.	6.400%	9/15/33	154	197
Verizon Communications Inc.	5.050%	3/15/34	225	250
Verizon Communications Inc.	4.400%	11/1/34	575	595
Verizon Communications Inc.	5.850%	9/15/35	425	515
Verizon Communications Inc.	4.272%	1/15/36	888	910
Verizon Communications Inc.	6.250%	4/1/37	60	75
Verizon Communications Inc.	6.400%	2/15/38	375	473
Verizon Communications Inc.	6.900%	4/15/38	165	220
Verizon Communications Inc.	4.750%	11/1/41	200	215
Verizon Communications Inc.	6.550%	9/15/43	912	1,232
Verizon Communications Inc.	4.862%	8/21/46	256	278
Verizon Communications Inc.	4.522%	9/15/48	788	821
Verizon Communications Inc.	5.012%	8/21/54	1,074	1,141
Verizon Communications Inc.	4.672%	3/15/55	888	893
Viacom Inc.	6.125%	10/5/17	75	79
Viacom Inc.	2.500%	9/1/18	125	127
Viacom Inc.	2.200%	4/1/19	300	301
Viacom Inc.	5.625%	9/15/19	275	303
Viacom Inc.	3.875%	12/15/21	25	26
Viacom Inc.	3.125%	6/15/22	50	50
Viacom Inc.	4.250%	9/1/23	75	78
Viacom Inc.	3.875%	4/1/24	300	306
Viacom Inc.	6.875%	4/30/36	375	412
Viacom Inc.	4.375%	3/15/43	856	689
Viacom Inc.	5.850%	9/1/43	75	75
Viacom Inc.	5.250%	4/1/44	300	278
Vodafone Group plc	1.250%	9/26/17	475	475
Vodafone Group plc	1.500%	2/19/18	50	50
Vodafone Group plc	5.450%	6/10/19	150	166
Vodafone Group plc	2.500%	9/26/22	75	74
Vodafone Group plc	2.950%	2/19/23	415	421
Vodafone Group plc	7.875%	2/15/30	150	201
Vodafone Group plc	6.150%	2/27/37	125	145
Vodafone Group plc	4.375%	2/19/43	500	475
Walt Disney Co.	1.100%	12/1/17	400	402
Walt Disney Co.	5.875%	12/15/17	175	187
Walt Disney Co.	1.500%	9/17/18	100	101
Walt Disney Co.	1.650%	1/8/19	100	102
Walt Disney Co.	1.850%	5/30/19	50	51
Walt Disney Co.	2.150%	9/17/20	150	155
Walt Disney Co.	2.300%	2/12/21	250	260
Walt Disney Co.	2.750%	8/16/21	100	106
Walt Disney Co.	2.350%	12/1/22	75	77
Walt Disney Co.	3.150%	9/17/25	150	164
Walt Disney Co.	3.000%	2/13/26	300	323
Walt Disney Co.	4.375%	8/16/41	75	87
Walt Disney Co.	4.125%	12/1/41	275	309
Walt Disney Co.	3.700%	12/1/42	125	133
Walt Disney Co.	4.125%	6/1/44	75	85
WPP Finance 2010	4.750%	11/21/21	208	231
WPP Finance 2010	3.625%	9/7/22	200	212
WPP Finance 2010	3.750%	9/19/24	100	106

Consumer Cyclical (2.2%)
Advance Auto Parts Inc.	5.750%	5/1/20	325	361
Alibaba Group Holding Ltd.	1.625%	11/28/17	275	276
Alibaba Group Holding Ltd.	2.500%	11/28/19	560	566
Alibaba Group Holding Ltd.	3.125%	11/28/21	300	308
Alibaba Group Holding Ltd.	3.600%	11/28/24	400	411

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Alibaba Group Holding Ltd.	4.500%	11/28/34	80	84
Amazon.com Inc.	1.200%	11/29/17	200	201
Amazon.com Inc.	2.600%	12/5/19	375	391
Amazon.com Inc.	3.300%	12/5/21	200	216
Amazon.com Inc.	2.500%	11/29/22	150	155
Amazon.com Inc.	3.800%	12/5/24	120	134
Amazon.com Inc.	4.800%	12/5/34	225	265
Amazon.com Inc.	4.950%	12/5/44	325	397
American Honda Finance Corp.	1.550%	12/11/17	500	504
American Honda Finance Corp.	1.600%	7/13/18	100	101
American Honda Finance Corp.	2.125%	10/10/18	125	128
American Honda Finance Corp.	2.250%	8/15/19	275	283
American Honda Finance Corp.	2.450%	9/24/20	225	234
Automatic Data Processing Inc.	2.250%	9/15/20	175	182
Automatic Data Processing Inc.	3.375%	9/15/25	200	217
AutoNation Inc.	6.750%	4/15/18	50	54
AutoNation Inc.	5.500%	2/1/20	55	60
AutoNation Inc.	3.350%	1/15/21	60	61
AutoNation Inc.	4.500%	10/1/25	150	158
AutoZone Inc.	7.125%	8/1/18	50	56
AutoZone Inc.	3.700%	4/15/22	350	373
AutoZone Inc.	2.875%	1/15/23	50	51
AutoZone Inc.	3.125%	7/15/23	125	129
AutoZone Inc.	3.125%	4/21/26	100	103
Bed Bath & Beyond Inc.	4.915%	8/1/34	50	46
Bed Bath & Beyond Inc.	5.165%	8/1/44	150	132
Best Buy Co. Inc.	5.500%	3/15/21	25	26
Block Financial LLC	4.125%	10/1/20	94	97
Block Financial LLC	5.500%	11/1/22	75	81
Block Financial LLC	5.250%	10/1/25	100	105
BorgWarner Inc.	4.625%	9/15/20	25	27
BorgWarner Inc.	3.375%	3/15/25	75	77
BorgWarner Inc.	4.375%	3/15/45	100	103
Brinker International Inc.	2.600%	5/15/18	25	25
Brinker International Inc.	3.875%	5/15/23	25	25
Carnival Corp.	3.950%	10/15/20	100	108
Coach Inc.	4.250%	4/1/25	70	72
Costco Wholesale Corp.	1.700%	12/15/19	200	205
Costco Wholesale Corp.	1.750%	2/15/20	200	204
Costco Wholesale Corp.	2.250%	2/15/22	100	103
Cummins Inc.	7.125%	3/1/28	100	140
Cummins Inc.	4.875%	10/1/43	125	144
CVS Health Corp.	1.900%	7/20/18	400	406
CVS Health Corp.	2.250%	12/5/18	300	307
CVS Health Corp.	2.250%	8/12/19	500	514
CVS Health Corp.	2.800%	7/20/20	475	495
CVS Health Corp.	2.125%	6/1/21	250	253
CVS Health Corp.	3.500%	7/20/22	150	161
CVS Health Corp.	2.750%	12/1/22	150	155
CVS Health Corp.	4.750%	12/1/22	150	171
CVS Health Corp.	4.000%	12/5/23	195	216
CVS Health Corp.	3.375%	8/12/24	750	799
CVS Health Corp.	5.000%	12/1/24	100	116
CVS Health Corp.	3.875%	7/20/25	465	512
CVS Health Corp.	2.875%	6/1/26	325	332
CVS Health Corp.	5.300%	12/5/43	50	62
CVS Health Corp.	5.125%	7/20/45	775	961
Daimler Finance North America LLC	8.500%	1/18/31	250	405
Delphi Automotive plc	3.150%	11/19/20	150	155
Delphi Automotive plc	4.250%	1/15/26	150	163
Delphi Corp.	4.150%	3/15/24	125	134
Dollar General Corp.	3.250%	4/15/23	150	154
Dollar General Corp.	4.150%	11/1/25	205	224
eBay Inc.	2.200%	8/1/19	300	307
eBay Inc.	3.250%	10/15/20	75	78
eBay Inc.	2.875%	8/1/21	125	129
eBay Inc.	3.800%	3/9/22	100	106
eBay Inc.	2.600%	7/15/22	450	445
eBay Inc.	3.450%	8/1/24	125	128
eBay Inc.	4.000%	7/15/42	25	21
Expedia Inc.	5.950%	8/15/20	75	84

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Expedia Inc.	4.500%	8/15/24	100	102
[7]	Expedia Inc.	5.000%	2/15/26	275	286
	Ford Motor Co.	6.625%	10/1/28	425	537
	Ford Motor Co.	6.375%	2/1/29	100	122
	Ford Motor Co.	7.450%	7/16/31	375	501
	Ford Motor Co.	7.400%	11/1/46	100	140
	Ford Motor Credit Co. LLC	6.625%	8/15/17	325	343
	Ford Motor Credit Co. LLC	1.724%	12/6/17	200	200
	Ford Motor Credit Co. LLC	2.145%	1/9/18	500	504
	Ford Motor Credit Co. LLC	5.000%	5/15/18	650	688
	Ford Motor Credit Co. LLC	2.551%	10/5/18	200	204
	Ford Motor Credit Co. LLC	2.375%	3/12/19	550	557
	Ford Motor Credit Co. LLC	2.597%	11/4/19	550	562
	Ford Motor Credit Co. LLC	8.125%	1/15/20	250	298
	Ford Motor Credit Co. LLC	2.459%	3/27/20	200	202
	Ford Motor Credit Co. LLC	3.157%	8/4/20	200	207
	Ford Motor Credit Co. LLC	3.200%	1/15/21	250	257
	Ford Motor Credit Co. LLC	5.750%	2/1/21	250	284
	Ford Motor Credit Co. LLC	3.336%	3/18/21	200	208
	Ford Motor Credit Co. LLC	5.875%	8/2/21	325	373
	Ford Motor Credit Co. LLC	4.375%	8/6/23	225	244
	Ford Motor Credit Co. LLC	3.664%	9/8/24	200	207
	Ford Motor Credit Co. LLC	4.134%	8/4/25	300	322
	Ford Motor Credit Co. LLC	4.389%	1/8/26	200	218
	General Motors Co.	3.500%	10/2/18	100	103
	General Motors Co.	4.875%	10/2/23	250	266
	General Motors Co.	4.000%	4/1/25	100	101
	General Motors Co.	5.000%	4/1/35	165	165
	General Motors Co.	6.600%	4/1/36	50	58
	General Motors Co.	6.250%	10/2/43	210	234
	General Motors Co.	5.200%	4/1/45	480	478
	General Motors Co.	6.750%	4/1/46	130	155
	General Motors Financial Co. Inc.	2.625%	7/10/17	60	60
	General Motors Financial Co. Inc.	4.750%	8/15/17	75	78
	General Motors Financial Co. Inc.	3.000%	9/25/17	45	46
	General Motors Financial Co. Inc.	3.250%	5/15/18	90	92
	General Motors Financial Co. Inc.	6.750%	6/1/18	335	363
	General Motors Financial Co. Inc.	3.100%	1/15/19	275	280
	General Motors Financial Co. Inc.	2.400%	5/9/19	400	400
	General Motors Financial Co. Inc.	3.500%	7/10/19	230	237
	General Motors Financial Co. Inc.	3.150%	1/15/20	65	66
	General Motors Financial Co. Inc.	3.200%	7/13/20	700	699
	General Motors Financial Co. Inc.	3.700%	11/24/20	275	283
	General Motors Financial Co. Inc.	4.200%	3/1/21	175	184
	General Motors Financial Co. Inc.	3.200%	7/6/21	225	226
	General Motors Financial Co. Inc.	4.375%	9/25/21	100	105
	General Motors Financial Co. Inc.	3.450%	4/10/22	205	204
	General Motors Financial Co. Inc.	3.700%	5/9/23	400	402
	General Motors Financial Co. Inc.	4.250%	5/15/23	225	231
	General Motors Financial Co. Inc.	4.000%	1/15/25	175	177
	General Motors Financial Co. Inc.	4.300%	7/13/25	300	308
	General Motors Financial Co. Inc.	5.250%	3/1/26	150	162
	Harley-Davidson Inc.	3.500%	7/28/25	100	107
	Harley-Davidson Inc.	4.625%	7/28/45	100	112
	Harman International Industries Inc.	4.150%	5/15/25	100	104
	Home Depot Inc.	3.950%	9/15/20	100	110
	Home Depot Inc.	2.000%	4/1/21	175	180
	Home Depot Inc.	4.400%	4/1/21	975	1,098
	Home Depot Inc.	2.625%	6/1/22	215	225
	Home Depot Inc.	3.750%	2/15/24	200	224
	Home Depot Inc.	3.000%	4/1/26	125	133
	Home Depot Inc.	5.875%	12/16/36	825	1,124
	Home Depot Inc.	5.400%	9/15/40	75	97
	Home Depot Inc.	5.950%	4/1/41	125	172
	Home Depot Inc.	4.200%	4/1/43	100	113
	Home Depot Inc.	4.875%	2/15/44	200	245
	Home Depot Inc.	4.250%	4/1/46	330	378
	Hyatt Hotels Corp.	5.375%	8/15/21	50	57
	Hyatt Hotels Corp.	3.375%	7/15/23	25	25
	Hyatt Hotels Corp.	4.850%	3/15/26	50	54
	Johnson Controls Inc.	5.000%	3/30/20	125	137

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Johnson Controls Inc.	4.250%	3/1/21	150	162
Johnson Controls Inc.	3.750%	12/1/21	100	107
Johnson Controls Inc.	3.625%	7/2/24	135	143
Johnson Controls Inc.	6.000%	1/15/36	50	59
Johnson Controls Inc.	5.250%	12/1/41	100	112
Johnson Controls Inc.	4.950%	7/2/64	100	100
Kohl’s Corp.	4.000%	11/1/21	200	209
Kohl’s Corp.	4.250%	7/17/25	100	99
Kohl’s Corp.	5.550%	7/17/45	75	69
Lowe’s Cos. Inc.	6.100%	9/15/17	75	80
Lowe’s Cos. Inc.	3.750%	4/15/21	500	554
Lowe’s Cos. Inc.	3.875%	9/15/23	275	307
Lowe’s Cos. Inc.	3.125%	9/15/24	100	107
Lowe’s Cos. Inc.	3.375%	9/15/25	200	219
Lowe’s Cos. Inc.	2.500%	4/15/26	250	255
Lowe’s Cos. Inc.	6.875%	2/15/28	25	34
Lowe’s Cos. Inc.	6.500%	3/15/29	200	273
Lowe’s Cos. Inc.	5.800%	10/15/36	175	227
Lowe’s Cos. Inc.	5.125%	11/15/41	325	399
Lowe’s Cos. Inc.	5.000%	9/15/43	50	61
Lowe’s Cos. Inc.	4.375%	9/15/45	125	143
Lowe’s Cos. Inc.	3.700%	4/15/46	250	257
Macy’s Retail Holdings Inc.	7.450%	7/15/17	325	345
Macy’s Retail Holdings Inc.	3.450%	1/15/21	100	103
Macy’s Retail Holdings Inc.	6.900%	4/1/29	225	247
Macy’s Retail Holdings Inc.	4.500%	12/15/34	100	88
Macy’s Retail Holdings Inc.	6.375%	3/15/37	125	129
Macy’s Retail Holdings Inc.	5.125%	1/15/42	175	154
Magna International Inc.	3.625%	6/15/24	120	127
Magna International Inc.	4.150%	10/1/25	100	110
Marriott International Inc.	3.000%	3/1/19	50	52
Marriott International Inc.	3.375%	10/15/20	225	237
Marriott International Inc.	2.875%	3/1/21	75	78
Marriott International Inc.	3.125%	10/15/21	50	52
Marriott International Inc.	2.300%	1/15/22	100	100
Marriott International Inc.	3.750%	10/1/25	65	70
Marriott International Inc.	3.125%	6/15/26	183	186
MasterCard Inc.	2.000%	4/1/19	75	77
MasterCard Inc.	3.375%	4/1/24	150	163
McDonald’s Corp.	5.800%	10/15/17	325	344
McDonald’s Corp.	5.350%	3/1/18	100	107
McDonald’s Corp.	5.000%	2/1/19	100	110
McDonald’s Corp.	1.875%	5/29/19	75	76
McDonald’s Corp.	2.750%	12/9/20	75	78
McDonald’s Corp.	3.625%	5/20/21	175	189
McDonald’s Corp.	3.375%	5/26/25	175	186
McDonald’s Corp.	3.700%	1/30/26	300	323
McDonald’s Corp.	4.700%	12/9/35	200	225
McDonald’s Corp.	6.300%	10/15/37	50	66
McDonald’s Corp.	5.700%	2/1/39	100	124
McDonald’s Corp.	3.700%	2/15/42	375	369
McDonald’s Corp.	3.625%	5/1/43	25	24
McDonald’s Corp.	4.600%	5/26/45	210	235
McDonald’s Corp.	4.875%	12/9/45	300	348
Metropolitan Museum of Art
New York Revenue	3.400%	7/1/45	75	79
NIKE Inc.	3.625%	5/1/43	50	53
NIKE Inc.	3.875%	11/1/45	250	277
Nordstrom Inc.	6.250%	1/15/18	75	80
Nordstrom Inc.	4.750%	5/1/20	100	109
Nordstrom Inc.	4.000%	10/15/21	175	187
Nordstrom Inc.	5.000%	1/15/44	115	113
NVR Inc.	3.950%	9/15/22	100	106
O’Reilly Automotive Inc.	4.875%	1/14/21	25	28
O’Reilly Automotive Inc.	3.800%	9/1/22	100	107
O’Reilly Automotive Inc.	3.850%	6/15/23	75	81
O’Reilly Automotive Inc.	3.550%	3/15/26	100	105
PACCAR Financial Corp.	1.400%	11/17/17	85	86
PACCAR Financial Corp.	1.450%	3/9/18	100	101
PACCAR Financial Corp.	1.750%	8/14/18	50	51
PACCAR Financial Corp.	1.300%	5/10/19	150	150

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
PACCAR Financial Corp.	2.200%	9/15/19	50	51
PACCAR Financial Corp.	2.500%	8/14/20	75	77
PACCAR Financial Corp.	2.250%	2/25/21	75	76
Priceline Group Inc.	3.600%	6/1/26	300	309
QVC Inc.	3.125%	4/1/19	125	128
QVC Inc.	5.125%	7/2/22	25	27
QVC Inc.	4.850%	4/1/24	125	130
QVC Inc.	5.950%	3/15/43	125	116
Ralph Lauren Corp.	2.125%	9/26/18	50	51
Ralph Lauren Corp.	2.625%	8/18/20	50	52
Ross Stores Inc.	3.375%	9/15/24	50	52
Signet UK Finance plc	4.700%	6/15/24	75	73
Staples Inc.	4.375%	1/12/23	100	102
Starbucks Corp.	2.100%	2/4/21	75	77
Starbucks Corp.	2.700%	6/15/22	75	79
Starbucks Corp.	3.850%	10/1/23	250	281
Starbucks Corp.	2.450%	6/15/26	100	101
Starbucks Corp.	4.300%	6/15/45	50	59
Starwood Hotels & Resorts
Worldwide Inc.	3.125%	2/15/23	100	101
Starwood Hotels & Resorts
Worldwide Inc.	3.750%	3/15/25	175	184
Starwood Hotels & Resorts
Worldwide Inc.	4.500%	10/1/34	50	51
Target Corp.	6.000%	1/15/18	100	108
Target Corp.	2.300%	6/26/19	200	207
Target Corp.	2.900%	1/15/22	175	186
Target Corp.	3.500%	7/1/24	175	193
Target Corp.	2.500%	4/15/26	200	205
Target Corp.	6.350%	11/1/32	140	190
Target Corp.	6.500%	10/15/37	103	146
Target Corp.	4.000%	7/1/42	260	281
Target Corp.	3.625%	4/15/46	200	204
Tiffany & Co.	4.900%	10/1/44	50	50
TJX Cos. Inc.	6.950%	4/15/19	150	173
TJX Cos. Inc.	2.750%	6/15/21	125	132
TJX Cos. Inc.	2.500%	5/15/23	300	313
Toyota Motor Credit Corp.	1.250%	10/5/17	175	176
Toyota Motor Credit Corp.	1.375%	1/10/18	300	302
Toyota Motor Credit Corp.	1.450%	1/12/18	100	101
Toyota Motor Credit Corp.	1.200%	4/6/18	100	100
Toyota Motor Credit Corp.	2.000%	10/24/18	25	25
Toyota Motor Credit Corp.	1.700%	2/19/19	300	304
Toyota Motor Credit Corp.	1.400%	5/20/19	300	302
Toyota Motor Credit Corp.	2.125%	7/18/19	500	513
Toyota Motor Credit Corp.	2.150%	3/12/20	500	514
Toyota Motor Credit Corp.	4.250%	1/11/21	125	139
Toyota Motor Credit Corp.	1.900%	4/8/21	200	203
Toyota Motor Credit Corp.	2.750%	5/17/21	200	210
Toyota Motor Credit Corp.	3.400%	9/15/21	75	82
Toyota Motor Credit Corp.	3.300%	1/12/22	275	296
Toyota Motor Credit Corp.	2.800%	7/13/22	100	105
Toyota Motor Credit Corp.	2.625%	1/10/23	200	209
Under Armour Inc.	3.250%	6/15/26	70	71
VF Corp.	5.950%	11/1/17	75	80
VF Corp.	3.500%	9/1/21	200	217
VF Corp.	6.450%	11/1/37	50	69
Visa Inc.	1.200%	12/14/17	575	578
Visa Inc.	2.200%	12/14/20	600	618
Visa Inc.	2.800%	12/14/22	250	263
Visa Inc.	3.150%	12/14/25	975	1,038
Visa Inc.	4.150%	12/14/35	275	311
Visa Inc.	4.300%	12/14/45	600	693
Wal-Mart Stores Inc.	5.800%	2/15/18	425	459
Wal-Mart Stores Inc.	1.125%	4/11/18	150	151
Wal-Mart Stores Inc.	1.950%	12/15/18	75	77
Wal-Mart Stores Inc.	3.625%	7/8/20	25	27
Wal-Mart Stores Inc.	3.250%	10/25/20	325	351
Wal-Mart Stores Inc.	4.250%	4/15/21	200	227
Wal-Mart Stores Inc.	2.550%	4/11/23	150	156
Wal-Mart Stores Inc.	3.300%	4/22/24	250	274

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Wal-Mart Stores Inc.	5.875%	4/5/27	725	960
	Wal-Mart Stores Inc.	7.550%	2/15/30	175	267
	Wal-Mart Stores Inc.	5.250%	9/1/35	150	197
	Wal-Mart Stores Inc.	6.500%	8/15/37	900	1,302
	Wal-Mart Stores Inc.	6.200%	4/15/38	300	425
	Wal-Mart Stores Inc.	5.000%	10/25/40	245	306
	Wal-Mart Stores Inc.	5.625%	4/15/41	435	584
	Wal-Mart Stores Inc.	4.000%	4/11/43	274	303
	Wal-Mart Stores Inc.	4.300%	4/22/44	175	204
	Walgreen Co.	3.100%	9/15/22	250	257
	Walgreen Co.	4.400%	9/15/42	75	76
	Walgreens Boots Alliance Inc.	1.750%	11/17/17	200	201
	Walgreens Boots Alliance Inc.	1.750%	5/30/18	200	202
	Walgreens Boots Alliance Inc.	2.700%	11/18/19	350	362
	Walgreens Boots Alliance Inc.	2.600%	6/1/21	300	306
	Walgreens Boots Alliance Inc.	3.300%	11/18/21	225	236
	Walgreens Boots Alliance Inc.	3.800%	11/18/24	275	291
	Walgreens Boots Alliance Inc.	3.450%	6/1/26	325	333
	Walgreens Boots Alliance Inc.	4.500%	11/18/34	125	131
	Walgreens Boots Alliance Inc.	4.800%	11/18/44	250	268
	Walgreens Boots Alliance Inc.	4.650%	6/1/46	175	187
	Western Union Co.	5.253%	4/1/20	133	148
	Western Union Co.	6.200%	11/17/36	75	80
	Western Union Co.	6.200%	6/21/40	50	52
	Wyndham Worldwide Corp.	2.500%	3/1/18	50	51
	Wyndham Worldwide Corp.	4.250%	3/1/22	175	185
	Wyndham Worldwide Corp.	3.900%	3/1/23	50	51

	Consumer Noncyclical (4.4%)
	Abbott Laboratories	5.125%	4/1/19	350	385
	Abbott Laboratories	2.000%	3/15/20	200	202
	Abbott Laboratories	4.125%	5/27/20	25	27
	Abbott Laboratories	2.550%	3/15/22	250	255
	Abbott Laboratories	2.950%	3/15/25	175	179
	Abbott Laboratories	6.000%	4/1/39	25	33
	Abbott Laboratories	5.300%	5/27/40	100	122
	AbbVie Inc.	1.750%	11/6/17	600	604
	AbbVie Inc.	1.800%	5/14/18	600	604
	AbbVie Inc.	2.000%	11/6/18	225	227
	AbbVie Inc.	2.500%	5/14/20	650	665
	AbbVie Inc.	2.300%	5/14/21	175	177
	AbbVie Inc.	2.900%	11/6/22	800	814
	AbbVie Inc.	3.200%	11/6/22	275	284
	AbbVie Inc.	2.850%	5/14/23	200	203
	AbbVie Inc.	3.600%	5/14/25	650	681
	AbbVie Inc.	3.200%	5/14/26	350	355
	AbbVie Inc.	4.500%	5/14/35	475	496
	AbbVie Inc.	4.300%	5/14/36	125	128
	AbbVie Inc.	4.400%	11/6/42	476	485
	AbbVie Inc.	4.700%	5/14/45	552	584
	AbbVie Inc.	4.450%	5/14/46	250	255
	Actavis Funding SCS	1.300%	6/15/17	300	299
	Actavis Funding SCS	2.350%	3/12/18	575	582
	Actavis Funding SCS	3.000%	3/12/20	624	643
	Actavis Funding SCS	3.450%	3/15/22	507	527
	Actavis Funding SCS	3.850%	6/15/24	200	210
	Actavis Funding SCS	3.800%	3/15/25	690	717
	Actavis Funding SCS	4.550%	3/15/35	450	466
	Actavis Funding SCS	4.850%	6/15/44	445	469
	Actavis Funding SCS	4.750%	3/15/45	350	365
	Actavis Inc.	1.875%	10/1/17	100	101
	Actavis Inc.	3.250%	10/1/22	575	587
	Actavis Inc.	4.625%	10/1/42	175	180
	Agilent Technologies Inc.	5.000%	7/15/20	100	111
	Agilent Technologies Inc.	3.200%	10/1/22	300	307
	Agilent Technologies Inc.	3.875%	7/15/23	100	106
	Allergan Inc.	1.350%	3/15/18	40	40
	Allergan Inc.	2.800%	3/15/23	100	99
[4]	Allina Health System	4.805%	11/15/45	50	60
	Altria Group Inc.	9.250%	8/6/19	185	228
	Altria Group Inc.	2.625%	1/14/20	500	519

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Altria Group Inc.	4.750%	5/5/21	125	143
	Altria Group Inc.	2.850%	8/9/22	325	341
	Altria Group Inc.	2.950%	5/2/23	350	368
	Altria Group Inc.	9.950%	11/10/38	100	180
	Altria Group Inc.	10.200%	2/6/39	260	484
	Altria Group Inc.	4.250%	8/9/42	75	81
	Altria Group Inc.	4.500%	5/2/43	100	113
	Altria Group Inc.	5.375%	1/31/44	250	321
	AmerisourceBergen Corp.	4.875%	11/15/19	25	28
	AmerisourceBergen Corp.	3.500%	11/15/21	300	321
	AmerisourceBergen Corp.	3.400%	5/15/24	250	264
	AmerisourceBergen Corp.	3.250%	3/1/25	125	131
	AmerisourceBergen Corp.	4.250%	3/1/45	50	53
	Amgen Inc.	5.700%	2/1/19	75	83
	Amgen Inc.	2.125%	5/1/20	175	178
	Amgen Inc.	3.450%	10/1/20	225	241
	Amgen Inc.	4.100%	6/15/21	150	165
	Amgen Inc.	3.875%	11/15/21	200	218
	Amgen Inc.	2.700%	5/1/22	75	77
	Amgen Inc.	3.625%	5/15/22	225	242
	Amgen Inc.	3.625%	5/22/24	500	537
	Amgen Inc.	3.125%	5/1/25	325	339
	Amgen Inc.	4.950%	10/1/41	250	272
	Amgen Inc.	4.400%	5/1/45	25	26
[7]	Amgen Inc.	4.563%	6/15/48	926	963
[7]	Amgen Inc.	4.663%	6/15/51	609	636
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	75	80
	Anheuser-Busch Cos. LLC	6.800%	8/20/32	50	66
	Anheuser-Busch Cos. LLC	5.750%	4/1/36	115	142
	Anheuser-Busch Cos. LLC	6.500%	5/1/42	125	172
	Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	750	763
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	425	434
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	1,300	1,347
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	250	253
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	1,130	1,188
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	250	270
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	2,075	2,218
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	1,070	1,204
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	311
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	200	226
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	2,110	2,475
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	333	334
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	700	810
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	175	205
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	500	565
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	150	168
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	75	83
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	525	533
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	239
	Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	75	101
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	325	326
	Archer-Daniels-Midland Co.	5.450%	3/15/18	60	64
	Archer-Daniels-Midland Co.	4.479%	3/1/21	163	184
	Archer-Daniels-Midland Co.	5.935%	10/1/32	80	101
	Archer-Daniels-Midland Co.	5.375%	9/15/35	95	116
	Archer-Daniels-Midland Co.	4.535%	3/26/42	50	58
	Archer-Daniels-Midland Co.	4.016%	4/16/43	25	27
	Ascension Health	3.945%	11/15/46	125	134
[4]	Ascension Health	4.847%	11/15/53	75	94
	AstraZeneca plc	5.900%	9/15/17	550	581
	AstraZeneca plc	1.750%	11/16/18	200	203
	AstraZeneca plc	1.950%	9/18/19	25	25
	AstraZeneca plc	2.375%	11/16/20	350	357
	AstraZeneca plc	3.375%	11/16/25	250	261
	AstraZeneca plc	6.450%	9/15/37	450	613
	AstraZeneca plc	4.000%	9/18/42	150	154
	AstraZeneca plc	4.375%	11/16/45	250	273
	Baptist Health South Florida Obligated
	Group Revenue	4.590%	8/15/21	50	56
	Baxalta Inc.	2.000%	6/22/18	75	75
	Baxalta Inc.	2.875%	6/23/20	175	178

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Baxalta Inc.	3.600%	6/23/22	50	52
	Baxalta Inc.	4.000%	6/23/25	300	313
	Baxalta Inc.	5.250%	6/23/45	180	195
	Beam Suntory Inc.	1.875%	5/15/17	25	25
	Beam Suntory Inc.	3.250%	5/15/22	50	51
	Becton Dickinson & Co.	1.800%	12/15/17	200	202
	Becton Dickinson & Co.	5.000%	5/15/19	50	55
	Becton Dickinson & Co.	6.375%	8/1/19	50	57
	Becton Dickinson & Co.	2.675%	12/15/19	200	206
	Becton Dickinson & Co.	3.250%	11/12/20	300	316
	Becton Dickinson & Co.	3.125%	11/8/21	65	68
	Becton Dickinson & Co.	3.734%	12/15/24	813	876
	Becton Dickinson & Co.	4.685%	12/15/44	200	226
	Becton Dickinson & Co.	3.300%	3/1/23	325	342
	Biogen Inc.	6.875%	3/1/18	100	109
	Biogen Inc.	2.900%	9/15/20	325	339
	Biogen Inc.	3.625%	9/15/22	175	186
	Biogen Inc.	4.050%	9/15/25	250	270
	Biogen Inc.	5.200%	9/15/45	310	349
	Boston Scientific Corp.	2.650%	10/1/18	285	292
	Boston Scientific Corp.	6.000%	1/15/20	200	227
	Boston Scientific Corp.	2.850%	5/15/20	100	104
	Boston Scientific Corp.	3.375%	5/15/22	50	52
	Boston Scientific Corp.	3.850%	5/15/25	150	159
	Boston Scientific Corp.	7.000%	11/15/35	50	65
	Boston Scientific Corp.	7.375%	1/15/40	125	166
	Bottling Group LLC	5.125%	1/15/19	100	110
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	280
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	264
	Bristol-Myers Squibb Co.	5.875%	11/15/36	62	83
	Bristol-Myers Squibb Co.	6.125%	5/1/38	20	27
	Bristol-Myers Squibb Co.	3.250%	8/1/42	200	199
	Brown-Forman Corp.	1.000%	1/15/18	150	150
	Brown-Forman Corp.	2.250%	1/15/23	50	51
	Brown-Forman Corp.	3.750%	1/15/43	25	26
	Brown-Forman Corp.	4.500%	7/15/45	100	114
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	275	323
	Campbell Soup Co.	3.050%	7/15/17	25	26
	Campbell Soup Co.	3.300%	3/19/25	125	132
	Campbell Soup Co.	3.800%	8/2/42	75	75
	Cardinal Health Inc.	1.700%	3/15/18	100	101
	Cardinal Health Inc.	1.950%	6/15/18	200	202
	Cardinal Health Inc.	4.625%	12/15/20	125	140
	Cardinal Health Inc.	3.200%	3/15/23	150	157
	Cardinal Health Inc.	3.750%	9/15/25	175	191
	Cardinal Health Inc.	4.600%	3/15/43	25	27
	Cardinal Health Inc.	4.500%	11/15/44	100	105
	Cardinal Health Inc.	4.900%	9/15/45	100	112
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	75	77
[4]	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	200	202
	Celgene Corp.	1.900%	8/15/17	75	76
	Celgene Corp.	2.125%	8/15/18	125	127
	Celgene Corp.	2.300%	8/15/18	100	102
	Celgene Corp.	2.250%	5/15/19	125	127
	Celgene Corp.	2.875%	8/15/20	250	259
	Celgene Corp.	3.950%	10/15/20	125	135
	Celgene Corp.	3.250%	8/15/22	175	181
	Celgene Corp.	3.550%	8/15/22	50	52
	Celgene Corp.	4.000%	8/15/23	125	133
	Celgene Corp.	3.625%	5/15/24	175	183
	Celgene Corp.	3.875%	8/15/25	425	454
	Celgene Corp.	5.700%	10/15/40	50	58
	Celgene Corp.	5.250%	8/15/43	275	307
	Celgene Corp.	4.625%	5/15/44	175	180
	Celgene Corp.	5.000%	8/15/45	225	248
	Children’s Hospital Medical Center
	Ohio GO	4.268%	5/15/44	50	56
	Church & Dwight Co. Inc.	2.450%	12/15/19	75	77
	Cleveland Clinic Foundation Ohio
	Revenue	4.858%	1/1/14	100	112
	Clorox Co.	3.800%	11/15/21	50	54

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Clorox Co.	3.500%	12/15/24	250	268
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	125	134
Coca-Cola Co.	1.150%	4/1/18	336	338
Coca-Cola Co.	1.375%	5/30/19	100	101
Coca-Cola Co.	1.875%	10/27/20	250	256
Coca-Cola Co.	2.450%	11/1/20	750	783
Coca-Cola Co.	3.150%	11/15/20	125	134
Coca-Cola Co.	3.300%	9/1/21	250	271
Coca-Cola Co.	3.200%	11/1/23	225	242
Coca-Cola Co.	2.875%	10/27/25	300	315
Coca-Cola Co.	2.550%	6/1/26	100	103
Coca-Cola Enterprises Inc.	3.500%	9/15/20	300	318
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	150	153
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	108
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	250	268
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	200	237
Colgate-Palmolive Co.	1.750%	3/15/19	75	77
Colgate-Palmolive Co.	2.450%	11/15/21	75	79
Colgate-Palmolive Co.	2.100%	5/1/23	280	285
Colgate-Palmolive Co.	3.250%	3/15/24	100	111
Colgate-Palmolive Co.	4.000%	8/15/45	100	115
ConAgra Foods Inc.	1.900%	1/25/18	75	76
ConAgra Foods Inc.	3.250%	9/15/22	125	129
ConAgra Foods Inc.	3.200%	1/25/23	426	440
ConAgra Foods Inc.	7.125%	10/1/26	69	90
ConAgra Foods Inc.	8.250%	9/15/30	50	69
Covidien International Finance SA	6.000%	10/15/17	225	239
Covidien International Finance SA	4.200%	6/15/20	100	110
Covidien International Finance SA	3.200%	6/15/22	200	214
CR Bard Inc.	1.375%	1/15/18	225	226
CR Bard Inc.	4.400%	1/15/21	75	83
CR Bard Inc.	3.000%	5/15/26	100	102
Danaher Corp.	5.625%	1/15/18	75	80
Danaher Corp.	1.650%	9/15/18	100	102
Danaher Corp.	2.400%	9/15/20	100	104
Danaher Corp.	3.900%	6/23/21	250	276
Danaher Corp.	3.350%	9/15/25	100	110
Danaher Corp.	4.375%	9/15/45	250	292
Diageo Capital plc	5.750%	10/23/17	25	26
Diageo Capital plc	4.828%	7/15/20	125	141
Diageo Capital plc	2.625%	4/29/23	500	516
Diageo Capital plc	5.875%	9/30/36	50	65
Diageo Investment Corp.	2.875%	5/11/22	600	628
Diageo Investment Corp.	4.250%	5/11/42	150	164
Dignity Health California GO	3.125%	11/1/22	50	51
Dignity Health California GO	3.812%	11/1/24	100	108
Dignity Health California GO	4.500%	11/1/42	100	107
Dignity Health California GO	5.267%	11/1/64	100	119
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	70	77
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	125	128
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	75	76
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	50	51
Dr Pepper Snapple Group Inc.	3.400%	11/15/25	100	106
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	75	110
Edwards Lifesciences Corp.	2.875%	10/15/18	100	103
Eli Lilly & Co.	1.250%	3/1/18	200	202
Eli Lilly & Co.	1.950%	3/15/19	125	127
Eli Lilly & Co.	2.750%	6/1/25	150	159
Eli Lilly & Co.	5.550%	3/15/37	60	79
Eli Lilly & Co.	3.700%	3/1/45	160	171
Estee Lauder Cos. Inc.	1.700%	5/10/21	225	228
Estee Lauder Cos. Inc.	2.350%	8/15/22	75	77
Estee Lauder Cos. Inc.	6.000%	5/15/37	75	99
Estee Lauder Cos. Inc.	3.700%	8/15/42	25	26
Estee Lauder Cos. Inc.	4.375%	6/15/45	100	114
Express Scripts Holding Co.	7.250%	6/15/19	50	58
Express Scripts Holding Co.	4.750%	11/15/21	275	308
Express Scripts Holding Co.	3.900%	2/15/22	200	212
Express Scripts Holding Co.	3.000%	7/15/23	325	326
Express Scripts Holding Co.	4.500%	2/25/26	265	291
Express Scripts Holding Co.	3.400%	3/1/27	300	301

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Express Scripts Holding Co.	6.125%	11/15/41	200	238
Express Scripts Holding Co.	4.800%	7/15/46	325	325
Flowers Foods Inc.	4.375%	4/1/22	75	82
Fomento Economico Mexicano
SAB de CV	4.375%	5/10/43	100	104
General Mills Inc.	1.400%	10/20/17	300	302
General Mills Inc.	5.650%	2/15/19	275	306
General Mills Inc.	2.200%	10/21/19	200	205
General Mills Inc.	3.150%	12/15/21	25	27
General Mills Inc.	5.400%	6/15/40	100	124
Gilead Sciences Inc.	1.850%	9/4/18	125	127
Gilead Sciences Inc.	2.050%	4/1/19	400	409
Gilead Sciences Inc.	2.350%	2/1/20	105	108
Gilead Sciences Inc.	2.550%	9/1/20	325	337
Gilead Sciences Inc.	4.500%	4/1/21	150	168
Gilead Sciences Inc.	4.400%	12/1/21	225	254
Gilead Sciences Inc.	3.250%	9/1/22	175	187
Gilead Sciences Inc.	3.700%	4/1/24	350	379
Gilead Sciences Inc.	3.500%	2/1/25	225	240
Gilead Sciences Inc.	3.650%	3/1/26	550	598
Gilead Sciences Inc.	4.600%	9/1/35	150	167
Gilead Sciences Inc.	5.650%	12/1/41	175	220
Gilead Sciences Inc.	4.800%	4/1/44	300	335
Gilead Sciences Inc.	4.500%	2/1/45	325	353
Gilead Sciences Inc.	4.750%	3/1/46	460	523
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	675	731
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	50	52
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	783
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	112
GlaxoSmithKline Capital plc	2.850%	5/8/22	100	105
Hasbro Inc.	6.300%	9/15/17	175	185
Hasbro Inc.	6.350%	3/15/40	125	152
Hasbro Inc.	5.100%	5/15/44	50	53
Hershey Co.	1.600%	8/21/18	75	76
Hershey Co.	4.125%	12/1/20	75	84
Hershey Co.	2.625%	5/1/23	100	101
Hershey Co.	3.200%	8/21/25	65	70
Hillshire Brands Co.	4.100%	9/15/20	50	52
Hormel Foods Corp.	4.125%	4/15/21	25	28
Ingredion Inc.	4.625%	11/1/20	25	27
Ingredion Inc.	6.625%	4/15/37	25	32
JM Smucker Co.	1.750%	3/15/18	75	76
JM Smucker Co.	2.500%	3/15/20	75	77
JM Smucker Co.	3.500%	10/15/21	125	134
JM Smucker Co.	3.000%	3/15/22	100	105
JM Smucker Co.	3.500%	3/15/25	150	162
JM Smucker Co.	4.250%	3/15/35	100	109
JM Smucker Co.	4.375%	3/15/45	100	109
Johnson & Johnson	5.550%	8/15/17	500	526
Johnson & Johnson	5.150%	7/15/18	150	163
Johnson & Johnson	1.125%	3/1/19	150	151
Johnson & Johnson	2.950%	9/1/20	100	107
Johnson & Johnson	1.650%	3/1/21	200	203
Johnson & Johnson	2.050%	3/1/23	125	128
Johnson & Johnson	3.375%	12/5/23	200	226
Johnson & Johnson	2.450%	3/1/26	350	361
Johnson & Johnson	6.950%	9/1/29	25	38
Johnson & Johnson	4.950%	5/15/33	150	192
Johnson & Johnson	4.375%	12/5/33	100	121
Johnson & Johnson	3.550%	3/1/36	175	193
Johnson & Johnson	5.950%	8/15/37	375	556
Johnson & Johnson	4.500%	9/1/40	150	186
Johnson & Johnson	3.700%	3/1/46	400	450
Kaiser Foundation Hospitals	3.500%	4/1/22	50	54
Kaiser Foundation Hospitals	4.875%	4/1/42	100	121
Kellogg Co.	4.150%	11/15/19	125	136
Kellogg Co.	4.000%	12/15/20	447	490
Kellogg Co.	3.250%	4/1/26	125	128
Kellogg Co.	7.450%	4/1/31	25	35
Kellogg Co.	4.500%	4/1/46	250	268
Kimberly-Clark Corp.	6.125%	8/1/17	275	291

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Kimberly-Clark Corp.	6.250%	7/15/18	50	55
	Kimberly-Clark Corp.	1.400%	2/15/19	125	126
	Kimberly-Clark Corp.	3.625%	8/1/20	140	153
	Kimberly-Clark Corp.	2.150%	8/15/20	50	52
	Kimberly-Clark Corp.	2.650%	3/1/25	125	131
	Kimberly-Clark Corp.	3.050%	8/15/25	50	54
	Kimberly-Clark Corp.	2.750%	2/15/26	100	105
	Kimberly-Clark Corp.	6.625%	8/1/37	250	373
	Koninklijke Philips NV	5.750%	3/11/18	100	107
	Koninklijke Philips NV	3.750%	3/15/22	200	215
	Koninklijke Philips NV	6.875%	3/11/38	80	105
	Koninklijke Philips NV	5.000%	3/15/42	50	54
	Kraft Foods Group Inc.	2.250%	6/5/17	150	151
	Kraft Foods Group Inc.	6.125%	8/23/18	175	192
	Kraft Foods Group Inc.	5.375%	2/10/20	138	155
	Kraft Foods Group Inc.	6.875%	1/26/39	425	581
	Kraft Foods Group Inc.	5.000%	6/4/42	410	473
[7]	Kraft Heinz Foods Co.	1.600%	6/30/17	200	201
[7]	Kraft Heinz Foods Co.	2.000%	7/2/18	200	203
[7]	Kraft Heinz Foods Co.	2.800%	7/2/20	280	290
[7]	Kraft Heinz Foods Co.	3.500%	7/15/22	175	186
[7]	Kraft Heinz Foods Co.	3.950%	7/15/25	360	391
[7]	Kraft Heinz Foods Co.	3.000%	6/1/26	375	379
[7]	Kraft Heinz Foods Co.	5.000%	7/15/35	170	195
[7]	Kraft Heinz Foods Co.	5.200%	7/15/45	195	229
[7]	Kraft Heinz Foods Co.	4.375%	6/1/46	600	631
	Kroger Co.	2.000%	1/15/19	50	51
	Kroger Co.	6.150%	1/15/20	125	144
	Kroger Co.	3.300%	1/15/21	250	266
	Kroger Co.	2.600%	2/1/21	50	52
	Kroger Co.	2.950%	11/1/21	150	157
	Kroger Co.	3.400%	4/15/22	250	266
	Kroger Co.	4.000%	2/1/24	175	194
	Kroger Co.	3.500%	2/1/26	100	108
	Kroger Co.	7.700%	6/1/29	50	70
	Kroger Co.	8.000%	9/15/29	125	180
	Kroger Co.	7.500%	4/1/31	100	140
	Kroger Co.	6.900%	4/15/38	75	104
	Kroger Co.	5.400%	7/15/40	50	59
	Kroger Co.	5.150%	8/1/43	100	118
	Laboratory Corp. of America Holdings	2.200%	8/23/17	25	25
	Laboratory Corp. of America Holdings	2.500%	11/1/18	50	51
	Laboratory Corp. of America Holdings	2.625%	2/1/20	50	51
	Laboratory Corp. of America Holdings	3.200%	2/1/22	100	103
	Laboratory Corp. of America Holdings	3.750%	8/23/22	25	26
	Laboratory Corp. of America Holdings	3.600%	2/1/25	175	182
	Laboratory Corp. of America Holdings	4.700%	2/1/45	170	182
	Life Technologies Corp.	6.000%	3/1/20	125	141
	Life Technologies Corp.	5.000%	1/15/21	200	221
	Mattel Inc.	1.700%	3/15/18	50	50
	Mattel Inc.	2.350%	5/6/19	200	203
	Mattel Inc.	3.150%	3/15/23	25	25
	Mattel Inc.	5.450%	11/1/41	75	81
[4]	Mayo Clinic	3.774%	11/15/43	75	78
[4]	Mayo Clinic	4.000%	11/15/47	100	110
[4]	Mayo Clinic	4.128%	11/15/52	50	57
	McCormick & Co. Inc.	3.900%	7/15/21	50	55
	McCormick & Co. Inc.	3.500%	9/1/23	50	54
	McCormick & Co. Inc.	3.250%	11/15/25	50	54
	McKesson Corp.	7.500%	2/15/19	250	287
	McKesson Corp.	2.284%	3/15/19	150	153
	McKesson Corp.	4.750%	3/1/21	25	28
	McKesson Corp.	3.796%	3/15/24	200	217
	McKesson Corp.	6.000%	3/1/41	200	253
	Mead Johnson Nutrition Co.	4.900%	11/1/19	100	110
	Mead Johnson Nutrition Co.	3.000%	11/15/20	150	157
	Mead Johnson Nutrition Co.	4.125%	11/15/25	125	136
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	122
	Medco Health Solutions Inc.	7.125%	3/15/18	250	273
	Medtronic Inc.	1.500%	3/15/18	150	151
	Medtronic Inc.	5.600%	3/15/19	25	28

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Medtronic Inc.	2.500%	3/15/20	400	415
	Medtronic Inc.	3.125%	3/15/22	260	277
	Medtronic Inc.	3.150%	3/15/22	650	693
	Medtronic Inc.	3.625%	3/15/24	50	55
	Medtronic Inc.	3.500%	3/15/25	850	930
	Medtronic Inc.	4.375%	3/15/35	468	529
	Medtronic Inc.	6.500%	3/15/39	25	35
	Medtronic Inc.	5.550%	3/15/40	200	253
	Medtronic Inc.	4.500%	3/15/42	21	24
	Medtronic Inc.	4.625%	3/15/44	55	64
	Medtronic Inc.	4.625%	3/15/45	725	849
	Memorial Sloan-Kettering Cancer
	Center	4.200%	7/1/55	25	28
	Memorial Sloan-Kettering Cancer
	Center New York GO	5.000%	7/1/42	50	63
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	150	167
	Merck & Co. Inc.	1.100%	1/31/18	50	50
	Merck & Co. Inc.	1.300%	5/18/18	400	404
	Merck & Co. Inc.	1.850%	2/10/20	200	205
	Merck & Co. Inc.	3.875%	1/15/21	250	274
	Merck & Co. Inc.	2.350%	2/10/22	225	232
	Merck & Co. Inc.	2.400%	9/15/22	250	257
	Merck & Co. Inc.	2.750%	2/10/25	200	209
	Merck & Co. Inc.	6.500%	12/1/33	75	105
	Merck & Co. Inc.	6.550%	9/15/37	125	180
	Merck & Co. Inc.	3.600%	9/15/42	75	77
	Merck & Co. Inc.	4.150%	5/18/43	300	336
	Merck & Co. Inc.	3.700%	2/10/45	475	499
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	100	111
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	150	193
	Molson Coors Brewing Co.	1.450%	7/15/19	100	100
	Molson Coors Brewing Co.	2.100%	7/15/21	100	100
	Molson Coors Brewing Co.	3.500%	5/1/22	25	27
	Molson Coors Brewing Co.	3.000%	7/15/26	300	300
	Molson Coors Brewing Co.	5.000%	5/1/42	100	112
	Molson Coors Brewing Co.	4.200%	7/15/46	175	176
	Mondelez International Inc.	6.500%	8/11/17	75	79
	Mondelez International Inc.	6.125%	2/1/18	125	135
	Mondelez International Inc.	2.250%	2/1/19	100	102
	Mondelez International Inc.	5.375%	2/10/20	460	523
	Mondelez International Inc.	4.000%	2/1/24	125	137
	Mondelez International Inc.	6.500%	11/1/31	100	132
	Mondelez International Inc.	6.500%	2/9/40	100	138
	Mylan Inc.	2.600%	6/24/18	20	20
	Mylan Inc.	2.550%	3/28/19	275	278
	Mylan Inc.	4.200%	11/29/23	250	264
	Mylan Inc.	5.400%	11/29/43	75	80
[7]	Mylan NV	2.500%	6/7/19	75	76
[7]	Mylan NV	3.150%	6/15/21	300	303
[7]	Mylan NV	3.950%	6/15/26	325	327
	New York & Presbyterian Hospital	3.563%	8/1/36	50	53
	New York & Presbyterian Hospital	4.024%	8/1/45	130	142
	New York & Presbyterian Hospital	4.063%	8/1/56	75	81
	New York & Presbyterian Hospital	4.763%	8/1/16	60	63
	Newell Brands Inc.	2.050%	12/1/17	300	302
	Newell Brands Inc.	2.150%	10/15/18	50	51
	Newell Brands Inc.	2.600%	3/29/19	130	133
	Newell Brands Inc.	3.150%	4/1/21	150	156
	Newell Brands Inc.	3.850%	4/1/23	310	329
	Newell Brands Inc.	4.000%	12/1/24	100	105
	Newell Brands Inc.	3.900%	11/1/25	50	52
	Newell Brands Inc.	4.200%	4/1/26	475	514
	Newell Brands Inc.	5.375%	4/1/36	100	115
	Newell Brands Inc.	5.500%	4/1/46	350	417
	Novant Health Inc.	5.850%	11/1/19	150	171
	Novant Health Inc.	4.371%	11/1/43	150	171
	Novartis Capital Corp.	2.400%	9/21/22	75	78
	Novartis Capital Corp.	3.400%	5/6/24	400	438
	Novartis Capital Corp.	3.000%	11/20/25	300	319
	Novartis Capital Corp.	3.700%	9/21/42	75	80

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Novartis Capital Corp.	4.400%	5/6/44	350	423
	Novartis Capital Corp.	4.000%	11/20/45	250	284
	Novartis Securities Investment Ltd.	5.125%	2/10/19	650	717
	NYU Hospitals Center	4.784%	7/1/44	100	114
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	100	107
	PepsiCo Inc.	1.125%	7/17/17	100	100
	PepsiCo Inc.	1.250%	8/13/17	200	201
	PepsiCo Inc.	1.000%	10/13/17	75	75
	PepsiCo Inc.	1.250%	4/30/18	325	327
	PepsiCo Inc.	5.000%	6/1/18	325	350
	PepsiCo Inc.	7.900%	11/1/18	275	318
	PepsiCo Inc.	4.500%	1/15/20	25	28
	PepsiCo Inc.	1.850%	4/30/20	675	685
	PepsiCo Inc.	2.150%	10/14/20	375	385
	PepsiCo Inc.	3.000%	8/25/21	150	160
	PepsiCo Inc.	2.750%	3/5/22	275	288
	PepsiCo Inc.	2.750%	4/30/25	450	465
	PepsiCo Inc.	3.500%	7/17/25	125	136
	PepsiCo Inc.	5.500%	1/15/40	250	320
	PepsiCo Inc.	4.875%	11/1/40	200	239
	PepsiCo Inc.	4.000%	3/5/42	175	187
	PepsiCo Inc.	4.250%	10/22/44	200	223
	PepsiCo Inc.	4.450%	4/14/46	150	174
	PerkinElmer Inc.	5.000%	11/15/21	100	111
	Perrigo Co. plc	2.300%	11/8/18	310	313
	Perrigo Co. plc	5.300%	11/15/43	150	158
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	200	204
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	225	235
	Pfizer Inc.	1.200%	6/1/18	200	201
	Pfizer Inc.	6.200%	3/15/19	750	847
	Pfizer Inc.	2.100%	5/15/19	450	460
	Pfizer Inc.	1.450%	6/3/19	225	227
	Pfizer Inc.	1.950%	6/3/21	225	228
	Pfizer Inc.	3.400%	5/15/24	100	109
	Pfizer Inc.	2.750%	6/3/26	240	247
	Pfizer Inc.	7.200%	3/15/39	275	419
	Pfizer Inc.	4.300%	6/15/43	125	140
	Pfizer Inc.	4.400%	5/15/44	200	229
	Pharmacia Corp.	6.600%	12/1/28	75	103
	Philip Morris International Inc.	1.250%	8/11/17	325	326
	Philip Morris International Inc.	1.125%	8/21/17	75	75
	Philip Morris International Inc.	1.250%	11/9/17	125	125
	Philip Morris International Inc.	5.650%	5/16/18	325	353
	Philip Morris International Inc.	1.875%	2/25/21	125	126
	Philip Morris International Inc.	4.125%	5/17/21	175	195
	Philip Morris International Inc.	2.625%	3/6/23	100	103
	Philip Morris International Inc.	2.125%	5/10/23	95	95
	Philip Morris International Inc.	3.250%	11/10/24	225	241
	Philip Morris International Inc.	3.375%	8/11/25	400	434
	Philip Morris International Inc.	2.750%	2/25/26	125	129
	Philip Morris International Inc.	6.375%	5/16/38	200	276
	Philip Morris International Inc.	4.375%	11/15/41	425	466
	Philip Morris International Inc.	4.500%	3/20/42	100	112
	Philip Morris International Inc.	3.875%	8/21/42	25	26
	Philip Morris International Inc.	4.125%	3/4/43	125	133
	Philip Morris International Inc.	4.250%	11/10/44	150	165
[4]	Procter & Gamble - Esop	9.360%	1/1/21	237	286
	Procter & Gamble Co.	4.700%	2/15/19	100	110
	Procter & Gamble Co.	1.850%	2/2/21	100	102
	Procter & Gamble Co.	2.300%	2/6/22	425	441
	Procter & Gamble Co.	3.100%	8/15/23	150	163
	Procter & Gamble Co.	6.450%	1/15/26	75	102
	Procter & Gamble Co.	2.700%	2/2/26	100	106
	Procter & Gamble Co.	5.500%	2/1/34	125	168
	Procter & Gamble Co.	5.550%	3/5/37	305	424
	Quest Diagnostics Inc.	2.700%	4/1/19	75	77
	Quest Diagnostics Inc.	2.500%	3/30/20	70	71
	Quest Diagnostics Inc.	4.250%	4/1/24	100	108
	Quest Diagnostics Inc.	3.500%	3/30/25	125	129
	Quest Diagnostics Inc.	3.450%	6/1/26	125	129

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Quest Diagnostics Inc.	5.750%	1/30/40	13	15
	Reynolds American Inc.	2.300%	6/12/18	225	229
	Reynolds American Inc.	8.125%	6/23/19	175	208
	Reynolds American Inc.	3.250%	6/12/20	370	391
	Reynolds American Inc.	4.000%	6/12/22	175	190
	Reynolds American Inc.	4.850%	9/15/23	25	29
	Reynolds American Inc.	4.450%	6/12/25	475	531
	Reynolds American Inc.	5.700%	8/15/35	175	213
	Reynolds American Inc.	7.250%	6/15/37	125	170
	Reynolds American Inc.	7.000%	8/4/41	75	95
	Reynolds American Inc.	5.850%	8/15/45	380	485
	Sanofi	1.250%	4/10/18	275	277
	Sanofi	4.000%	3/29/21	350	386
	Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	25	31
	St. Jude Medical Inc.	2.000%	9/15/18	100	101
	St. Jude Medical Inc.	2.800%	9/15/20	100	103
	St. Jude Medical Inc.	3.250%	4/15/23	175	181
	St. Jude Medical Inc.	3.875%	9/15/25	75	80
	St. Jude Medical Inc.	4.750%	4/15/43	175	186
	Stryker Corp.	2.000%	3/8/19	125	127
	Stryker Corp.	4.375%	1/15/20	50	55
	Stryker Corp.	2.625%	3/15/21	125	129
	Stryker Corp.	3.375%	5/15/24	200	211
	Stryker Corp.	3.375%	11/1/25	140	147
	Stryker Corp.	3.500%	3/15/26	208	220
	Stryker Corp.	4.375%	5/15/44	50	53
	Stryker Corp.	4.625%	3/15/46	375	420
	Sysco Corp.	5.250%	2/12/18	250	265
	Sysco Corp.	1.900%	4/1/19	100	101
	Sysco Corp.	2.600%	10/1/20	100	103
	Sysco Corp.	2.500%	7/15/21	75	77
	Sysco Corp.	3.750%	10/1/25	75	81
	Sysco Corp.	3.300%	7/15/26	200	208
	Sysco Corp.	5.375%	9/21/35	100	119
	Sysco Corp.	4.850%	10/1/45	50	56
	Sysco Corp.	4.500%	4/1/46	100	107
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	300	318
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	422	428
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	129	137
[4]	Texas Health Resources	4.330%	11/15/55	25	28
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	250	359
	Thermo Fisher Scientific Inc.	2.150%	12/14/18	75	76
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	300	331
	Thermo Fisher Scientific Inc.	3.600%	8/15/21	200	212
	Thermo Fisher Scientific Inc.	3.300%	2/15/22	200	208
	Thermo Fisher Scientific Inc.	3.150%	1/15/23	100	102
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	125	127
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	500	525
	Trinity Health Corp.	4.125%	12/1/45	60	67
	Tupperware Brands Corp.	4.750%	6/1/21	75	81
	Tyson Foods Inc.	2.650%	8/15/19	175	180
	Tyson Foods Inc.	4.500%	6/15/22	275	306
	Tyson Foods Inc.	3.950%	8/15/24	100	108
	Tyson Foods Inc.	4.875%	8/15/34	350	388
	Tyson Foods Inc.	5.150%	8/15/44	100	115
	Unilever Capital Corp.	0.850%	8/2/17	100	100
	Unilever Capital Corp.	2.200%	3/6/19	200	206
	Unilever Capital Corp.	2.100%	7/30/20	350	360
	Unilever Capital Corp.	4.250%	2/10/21	200	223
	Unilever Capital Corp.	3.100%	7/30/25	225	246
	Unilever Capital Corp.	5.900%	11/15/32	50	69
	Whirlpool Corp.	1.650%	11/1/17	100	101
	Whirlpool Corp.	4.850%	6/15/21	50	56
	Whirlpool Corp.	4.700%	6/1/22	50	56
	Whirlpool Corp.	3.700%	3/1/23	50	53
	Whirlpool Corp.	4.000%	3/1/24	175	190
	Whirlpool Corp.	3.700%	5/1/25	75	80
	Whirlpool Corp.	4.500%	6/1/46	150	157
[7]	Whole Foods Market Inc.	5.200%	12/3/25	350	372
	Wyeth LLC	7.250%	3/1/23	250	328
	Wyeth LLC	6.450%	2/1/24	100	128

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Wyeth LLC	6.500%	2/1/34	150	205
Wyeth LLC	6.000%	2/15/36	85	113
Wyeth LLC	5.950%	4/1/37	460	613
Zeneca Wilmington Inc.	7.000%	11/15/23	25	32
Zimmer Biomet Holdings Inc.	2.000%	4/1/18	200	202
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	50	54
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	200	202
Zimmer Biomet Holdings Inc.	3.375%	11/30/21	100	104
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	175	179
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	250	257
Zimmer Biomet Holdings Inc.	4.250%	8/15/35	200	201
Zimmer Biomet Holdings Inc.	5.750%	11/30/39	50	59
Zimmer Biomet Holdings Inc.	4.450%	8/15/45	200	203
Zoetis Inc.	1.875%	2/1/18	25	25
Zoetis Inc.	3.450%	11/13/20	75	78
Zoetis Inc.	3.250%	2/1/23	300	305
Zoetis Inc.	4.500%	11/13/25	100	110
Zoetis Inc.	4.700%	2/1/43	100	99

Energy (2.7%)
Anadarko Petroleum Corp.	6.375%	9/15/17	43	45
Anadarko Petroleum Corp.	5.550%	3/15/26	200	221
Anadarko Petroleum Corp.	6.450%	9/15/36	200	229
Anadarko Petroleum Corp.	7.950%	6/15/39	25	31
Anadarko Petroleum Corp.	6.200%	3/15/40	275	308
Anadarko Petroleum Corp.	4.500%	7/15/44	200	183
Anadarko Petroleum Corp.	6.600%	3/15/46	200	241
Apache Corp.	6.900%	9/15/18	300	330
Apache Corp.	3.625%	2/1/21	75	78
Apache Corp.	6.000%	1/15/37	350	399
Apache Corp.	5.100%	9/1/40	350	366
Apache Corp.	4.750%	4/15/43	200	205
Baker Hughes Inc.	3.200%	8/15/21	300	315
Baker Hughes Inc.	5.125%	9/15/40	175	196
Boardwalk Pipelines LP	3.375%	2/1/23	100	92
Boardwalk Pipelines LP	4.950%	12/15/24	150	148
Boardwalk Pipelines LP	5.950%	6/1/26	200	210
BP Capital Markets plc	1.375%	11/6/17	200	201
BP Capital Markets plc	1.674%	2/13/18	300	302
BP Capital Markets plc	4.750%	3/10/19	175	190
BP Capital Markets plc	1.676%	5/3/19	200	202
BP Capital Markets plc	2.237%	5/10/19	425	436
BP Capital Markets plc	2.315%	2/13/20	500	512
BP Capital Markets plc	4.500%	10/1/20	300	332
BP Capital Markets plc	4.742%	3/11/21	250	281
BP Capital Markets plc	3.062%	3/17/22	25	26
BP Capital Markets plc	3.245%	5/6/22	250	263
BP Capital Markets plc	2.500%	11/6/22	75	76
BP Capital Markets plc	2.750%	5/10/23	300	302
BP Capital Markets plc	3.994%	9/26/23	200	216
BP Capital Markets plc	3.814%	2/10/24	400	429
BP Capital Markets plc	3.535%	11/4/24	68	72
BP Capital Markets plc	3.506%	3/17/25	200	212
BP Capital Markets plc	3.119%	5/4/26	400	407
Buckeye Partners LP	2.650%	11/15/18	225	227
Buckeye Partners LP	4.150%	7/1/23	75	75
Buckeye Partners LP	5.850%	11/15/43	25	24
Buckeye Partners LP	5.600%	10/15/44	75	70
Burlington Resources Finance Co.	7.400%	12/1/31	175	230
Canadian Natural Resources Ltd.	7.200%	1/15/32	225	250
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	136
Canadian Natural Resources Ltd.	5.850%	2/1/35	100	102
Canadian Natural Resources Ltd.	6.500%	2/15/37	50	54
Canadian Natural Resources Ltd.	6.250%	3/15/38	100	109
Chevron Corp.	1.344%	11/9/17	250	251
Chevron Corp.	1.345%	11/15/17	450	452
Chevron Corp.	1.104%	12/5/17	175	175
Chevron Corp.	1.365%	3/2/18	175	176
Chevron Corp.	1.718%	6/24/18	350	353
Chevron Corp.	1.790%	11/16/18	300	304
Chevron Corp.	4.950%	3/3/19	275	301

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Chevron Corp.	1.561%	5/16/19	200	202
Chevron Corp.	2.193%	11/15/19	300	308
Chevron Corp.	1.961%	3/3/20	275	279
Chevron Corp.	2.419%	11/17/20	200	206
Chevron Corp.	2.100%	5/16/21	300	306
Chevron Corp.	2.411%	3/3/22	125	127
Chevron Corp.	2.355%	12/5/22	325	330
Chevron Corp.	3.191%	6/24/23	400	424
Chevron Corp.	2.954%	5/16/26	400	413
Cimarex Energy Co.	4.375%	6/1/24	200	210
Columbia Pipeline Group Inc.	2.450%	6/1/18	100	100
Columbia Pipeline Group Inc.	3.300%	6/1/20	125	129
Columbia Pipeline Group Inc.	4.500%	6/1/25	200	214
ConocoPhillips	5.750%	2/1/19	875	962
ConocoPhillips	5.900%	10/15/32	50	59
ConocoPhillips	5.900%	5/15/38	150	179
ConocoPhillips	6.500%	2/1/39	475	611
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	200	237
ConocoPhillips Co.	4.200%	3/15/21	500	540
ConocoPhillips Co.	2.400%	12/15/22	250	247
ConocoPhillips Co.	3.350%	11/15/24	100	103
ConocoPhillips Co.	4.950%	3/15/26	378	429
ConocoPhillips Co.	4.150%	11/15/34	100	100
ConocoPhillips Co.	4.300%	11/15/44	125	126
ConocoPhillips Co.	5.950%	3/15/46	300	374
ConocoPhillips Holding Co.	6.950%	4/15/29	150	187
Devon Energy Corp.	4.000%	7/15/21	100	101
Devon Energy Corp.	3.250%	5/15/22	200	194
Devon Energy Corp.	5.850%	12/15/25	275	304
Devon Energy Corp.	7.950%	4/15/32	50	59
Devon Energy Corp.	5.600%	7/15/41	250	241
Devon Energy Corp.	4.750%	5/15/42	200	178
Devon Financing Co. LLC	7.875%	9/30/31	300	348
Dominion Gas Holdings LLC	2.800%	11/15/20	200	207
Dominion Gas Holdings LLC	3.600%	12/15/24	200	212
Dominion Gas Holdings LLC	4.600%	12/15/44	400	423
Enable Midstream Partners LP	2.400%	5/15/19	100	94
Enable Midstream Partners LP	5.000%	5/15/44	100	79
Enbridge Energy Partners LP	6.500%	4/15/18	75	80
Enbridge Energy Partners LP	9.875%	3/1/19	225	259
Enbridge Energy Partners LP	4.375%	10/15/20	100	103
Enbridge Energy Partners LP	5.875%	10/15/25	150	165
Enbridge Energy Partners LP	7.500%	4/15/38	150	177
Enbridge Energy Partners LP	5.500%	9/15/40	75	73
Enbridge Energy Partners LP	7.375%	10/15/45	25	31
Enbridge Inc.	4.500%	6/10/44	100	88
Encana Corp.	6.500%	8/15/34	450	446
Encana Corp.	6.625%	8/15/37	200	201
Energy Transfer Partners LP	2.500%	6/15/18	100	100
Energy Transfer Partners LP	9.000%	4/15/19	229	257
Energy Transfer Partners LP	4.150%	10/1/20	75	76
Energy Transfer Partners LP	4.650%	6/1/21	105	109
Energy Transfer Partners LP	3.600%	2/1/23	475	455
Energy Transfer Partners LP	4.050%	3/15/25	1,000	985
Energy Transfer Partners LP	4.750%	1/15/26	100	103
Energy Transfer Partners LP	6.625%	10/15/36	150	157
Energy Transfer Partners LP	6.050%	6/1/41	100	98
Energy Transfer Partners LP	6.500%	2/1/42	175	183
Energy Transfer Partners LP	5.150%	3/15/45	250	232
EnLink Midstream Partners LP	4.400%	4/1/24	100	94
EnLink Midstream Partners LP	4.150%	6/1/25	100	93
EnLink Midstream Partners LP	5.600%	4/1/44	125	105
Enterprise Products Operating LLC	6.300%	9/15/17	125	132
Enterprise Products Operating LLC	6.650%	4/15/18	75	81
Enterprise Products Operating LLC	1.650%	5/7/18	50	50
Enterprise Products Operating LLC	6.500%	1/31/19	50	56
Enterprise Products Operating LLC	2.550%	10/15/19	225	231
Enterprise Products Operating LLC	5.200%	9/1/20	300	337
Enterprise Products Operating LLC	3.350%	3/15/23	200	205
Enterprise Products Operating LLC	3.900%	2/15/24	475	503
Enterprise Products Operating LLC	3.750%	2/15/25	150	158

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Enterprise Products Operating LLC	3.700%	2/15/26	100	105
	Enterprise Products Operating LLC	3.950%	2/15/27	200	213
	Enterprise Products Operating LLC	6.875%	3/1/33	175	214
	Enterprise Products Operating LLC	7.550%	4/15/38	250	326
	Enterprise Products Operating LLC	6.125%	10/15/39	150	178
	Enterprise Products Operating LLC	5.950%	2/1/41	175	205
	Enterprise Products Operating LLC	4.450%	2/15/43	300	301
	Enterprise Products Operating LLC	4.850%	3/15/44	300	319
	Enterprise Products Operating LLC	5.100%	2/15/45	100	110
	Enterprise Products Operating LLC	4.900%	5/15/46	200	216
	Enterprise Products Operating LLC	4.950%	10/15/54	100	103
[4]	Enterprise Products Operating LLC	7.034%	1/15/68	225	236
	EOG Resources Inc.	5.875%	9/15/17	125	132
	EOG Resources Inc.	4.400%	6/1/20	100	108
	EOG Resources Inc.	4.100%	2/1/21	350	380
	EOG Resources Inc.	2.625%	3/15/23	450	448
	EOG Resources Inc.	3.900%	4/1/35	75	75
	EQT Corp.	6.500%	4/1/18	350	365
	EQT Corp.	4.875%	11/15/21	125	133
	Exxon Mobil Corp.	1.439%	3/1/18	700	706
	Exxon Mobil Corp.	1.305%	3/6/18	400	403
	Exxon Mobil Corp.	1.819%	3/15/19	45	46
	Exxon Mobil Corp.	1.912%	3/6/20	265	270
	Exxon Mobil Corp.	2.222%	3/1/21	400	412
	Exxon Mobil Corp.	2.397%	3/6/22	350	360
	Exxon Mobil Corp.	2.726%	3/1/23	500	521
	Exxon Mobil Corp.	2.709%	3/6/25	300	313
	Exxon Mobil Corp.	3.043%	3/1/26	300	318
	Exxon Mobil Corp.	3.567%	3/6/45	175	181
	Exxon Mobil Corp.	4.114%	3/1/46	425	479
	FMC Technologies Inc.	2.000%	10/1/17	100	99
	FMC Technologies Inc.	3.450%	10/1/22	25	24
	Halliburton Co.	2.000%	8/1/18	125	126
	Halliburton Co.	6.150%	9/15/19	200	227
	Halliburton Co.	3.500%	8/1/23	225	233
	Halliburton Co.	3.800%	11/15/25	350	365
	Halliburton Co.	4.850%	11/15/35	200	216
	Halliburton Co.	6.700%	9/15/38	125	159
	Halliburton Co.	7.450%	9/15/39	200	276
	Halliburton Co.	4.750%	8/1/43	150	157
	Halliburton Co.	5.000%	11/15/45	300	328
	Hess Corp.	3.500%	7/15/24	100	97
	Hess Corp.	7.875%	10/1/29	350	417
	Hess Corp.	7.125%	3/15/33	100	111
	Hess Corp.	6.000%	1/15/40	150	155
	Hess Corp.	5.600%	2/15/41	300	300
	Husky Energy Inc.	6.150%	6/15/19	100	108
	Husky Energy Inc.	4.000%	4/15/24	150	153
	Husky Energy Inc.	6.800%	9/15/37	50	57
	Kerr-McGee Corp.	6.950%	7/1/24	250	289
	Kerr-McGee Corp.	7.875%	9/15/31	50	59
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	300	317
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	365	416
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	850	952
	Kinder Morgan Energy Partners LP	3.500%	3/1/21	125	125
	Kinder Morgan Energy Partners LP	5.000%	10/1/21	150	159
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	25	24
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	125	122
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	300	303
	Kinder Morgan Energy Partners LP	4.250%	9/1/24	100	101
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	300
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	51
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	450	472
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	55
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	209
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	262
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	25	24
	Kinder Morgan Energy Partners LP	4.700%	11/1/42	375	338
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	71
	Kinder Morgan Inc.	2.000%	12/1/17	125	124

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Kinder Morgan Inc.	4.300%	6/1/25	300	307
	Kinder Morgan Inc.	7.800%	8/1/31	90	101
	Kinder Morgan Inc.	7.750%	1/15/32	165	187
	Kinder Morgan Inc.	5.300%	12/1/34	175	172
	Kinder Morgan Inc.	5.550%	6/1/45	200	203
	Kinder Morgan Inc.	5.050%	2/15/46	350	334
	Magellan Midstream Partners LP	6.550%	7/15/19	75	85
	Magellan Midstream Partners LP	4.250%	2/1/21	125	135
	Magellan Midstream Partners LP	3.200%	3/15/25	125	125
	Magellan Midstream Partners LP	5.150%	10/15/43	275	296
	Marathon Oil Corp.	6.000%	10/1/17	125	130
	Marathon Oil Corp.	5.900%	3/15/18	46	48
	Marathon Oil Corp.	2.700%	6/1/20	150	141
	Marathon Oil Corp.	2.800%	11/1/22	175	158
	Marathon Oil Corp.	6.800%	3/15/32	300	306
	Marathon Oil Corp.	5.200%	6/1/45	100	88
	Marathon Petroleum Corp.	2.700%	12/14/18	200	204
	Marathon Petroleum Corp.	5.125%	3/1/21	375	412
	Marathon Petroleum Corp.	4.750%	9/15/44	250	213
	Marathon Petroleum Corp.	5.850%	12/15/45	200	194
[7]	MPLX LP	4.500%	7/15/23	350	340
[7]	MPLX LP	4.875%	12/1/24	300	293
[7]	MPLX LP	4.875%	6/1/25	100	98
	Nabors Industries Inc.	6.150%	2/15/18	450	459
	Nabors Industries Inc.	5.000%	9/15/20	175	165
	Nabors Industries Inc.	4.625%	9/15/21	125	114
	National Fuel Gas Co.	3.750%	3/1/23	275	267
	National Oilwell Varco Inc.	1.350%	12/1/17	200	199
	National Oilwell Varco Inc.	2.600%	12/1/22	25	23
	National Oilwell Varco Inc.	3.950%	12/1/42	125	99
	Noble Energy Inc.	8.250%	3/1/19	475	544
	Noble Energy Inc.	6.000%	3/1/41	100	109
	Noble Energy Inc.	5.250%	11/15/43	375	381
	Noble Energy Inc.	5.050%	11/15/44	150	151
	Occidental Petroleum Corp.	1.500%	2/15/18	750	753
	Occidental Petroleum Corp.	4.100%	2/1/21	350	384
	Occidental Petroleum Corp.	2.700%	2/15/23	350	357
	Occidental Petroleum Corp.	3.500%	6/15/25	500	532
	Occidental Petroleum Corp.	3.400%	4/15/26	250	264
	Occidental Petroleum Corp.	4.625%	6/15/45	100	113
	Oceaneering International Inc.	4.650%	11/15/24	85	82
	ONEOK Partners LP	2.000%	10/1/17	175	175
	ONEOK Partners LP	8.625%	3/1/19	225	255
	ONEOK Partners LP	3.375%	10/1/22	100	98
	ONEOK Partners LP	6.650%	10/1/36	300	316
	ONEOK Partners LP	6.125%	2/1/41	150	157
	Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	250	260
	Petro-Canada	7.875%	6/15/26	25	32
	Petro-Canada	7.000%	11/15/28	100	127
	Petro-Canada	5.350%	7/15/33	150	165
	Petro-Canada	6.800%	5/15/38	225	289
	Phillips 66	2.950%	5/1/17	600	609
	Phillips 66	4.300%	4/1/22	275	301
	Phillips 66	4.650%	11/15/34	200	210
	Phillips 66	5.875%	5/1/42	175	210
	Phillips 66	4.875%	11/15/44	299	326
	Phillips 66 Partners LP	2.646%	2/15/20	35	35
	Phillips 66 Partners LP	3.605%	2/15/25	125	121
	Phillips 66 Partners LP	4.680%	2/15/45	50	47
	Pioneer Natural Resources Co.	6.875%	5/1/18	250	270
	Pioneer Natural Resources Co.	3.950%	7/15/22	200	210
	Pioneer Natural Resources Co.	4.450%	1/15/26	400	436
	Plains All American Pipeline LP / PAA
	Finance Corp.	6.500%	5/1/18	25	27
	Plains All American Pipeline LP / PAA
	Finance Corp.	8.750%	5/1/19	75	86
	Plains All American Pipeline LP / PAA
	Finance Corp.	5.000%	2/1/21	400	421
	Plains All American Pipeline LP / PAA
	Finance Corp.	3.600%	11/1/24	790	742

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Plains All American Pipeline LP / PAA
Finance Corp.	4.300%	1/31/43	325	258
Plains All American Pipeline LP / PAA
Finance Corp.	4.700%	6/15/44	200	171
Regency Energy Partners LP /
Regency Energy Finance Corp.	6.500%	7/15/21	357	369
Regency Energy Partners LP /
Regency Energy Finance Corp.	5.875%	3/1/22	300	321
Regency Energy Partners LP /
Regency Energy Finance Corp.	5.000%	10/1/22	200	205
Regency Energy Partners LP /
Regency Energy Finance Corp.	5.500%	4/15/23	200	202
Regency Energy Partners LP /
Regency Energy Finance Corp.	4.500%	11/1/23	100	98
Repsol Oil & Gas Canada Inc.	7.750%	6/1/19	121	131
Repsol Oil & Gas Canada Inc.	3.750%	2/1/21	225	205
Schlumberger Investment SA	3.650%	12/1/23	225	241
Shell International Finance BV	1.250%	11/10/17	200	201
Shell International Finance BV	1.900%	8/10/18	575	584
Shell International Finance BV	2.000%	11/15/18	800	813
Shell International Finance BV	4.300%	9/22/19	550	598
Shell International Finance BV	4.375%	3/25/20	325	356
Shell International Finance BV	2.125%	5/11/20	450	458
Shell International Finance BV	2.250%	11/10/20	100	102
Shell International Finance BV	1.875%	5/10/21	200	201
Shell International Finance BV	3.400%	8/12/23	75	80
Shell International Finance BV	3.250%	5/11/25	200	209
Shell International Finance BV	2.875%	5/10/26	500	508
Shell International Finance BV	4.125%	5/11/35	500	535
Shell International Finance BV	6.375%	12/15/38	475	645
Shell International Finance BV	5.500%	3/25/40	125	155
Shell International Finance BV	4.550%	8/12/43	400	438
Shell International Finance BV	4.375%	5/11/45	400	435
Shell International Finance BV	4.000%	5/10/46	450	461
Spectra Energy Capital LLC	6.200%	4/15/18	300	319
Spectra Energy Capital LLC	6.750%	2/15/32	50	53
Spectra Energy Partners LP	2.950%	9/25/18	25	26
Spectra Energy Partners LP	4.750%	3/15/24	400	446
Spectra Energy Partners LP	3.500%	3/15/25	50	51
Spectra Energy Partners LP	4.500%	3/15/45	250	255
Suncor Energy Inc.	6.100%	6/1/18	25	27
Suncor Energy Inc.	5.950%	12/1/34	75	89
Suncor Energy Inc.	6.500%	6/15/38	525	684
Sunoco Logistics Partners
Operations LP	4.400%	4/1/21	825	865
Sunoco Logistics Partners
Operations LP	3.450%	1/15/23	50	49
Sunoco Logistics Partners
Operations LP	4.250%	4/1/24	75	75
Sunoco Logistics Partners
Operations LP	4.950%	1/15/43	175	160
Sunoco Logistics Partners
Operations LP	5.300%	4/1/44	325	321
Tosco Corp.	8.125%	2/15/30	100	133
Total Capital Canada Ltd.	1.450%	1/15/18	75	76
Total Capital Canada Ltd.	2.750%	7/15/23	125	128
Total Capital International SA	2.125%	1/10/19	350	357
Total Capital International SA	2.750%	6/19/21	300	312
Total Capital International SA	2.875%	2/17/22	300	312
Total Capital International SA	2.700%	1/25/23	50	51
Total Capital International SA	3.700%	1/15/24	775	845
Total Capital SA	2.125%	8/10/18	250	255
Total Capital SA	4.450%	6/24/20	375	415
Total Capital SA	4.125%	1/28/21	125	137
TransCanada PipeLines Ltd.	1.625%	11/9/17	650	652
TransCanada PipeLines Ltd.	6.500%	8/15/18	150	164
TransCanada PipeLines Ltd.	3.800%	10/1/20	175	187
TransCanada PipeLines Ltd.	4.875%	1/15/26	300	343
TransCanada PipeLines Ltd.	4.625%	3/1/34	350	373
TransCanada PipeLines Ltd.	5.600%	3/31/34	150	171
TransCanada PipeLines Ltd.	5.850%	3/15/36	300	353

Face					Market
Maturity				Amount	Value •
		Coupon	Date	($000)	($000)
	TransCanada PipeLines Ltd.	6.200%	10/15/37	475	582
	TransCanada PipeLines Ltd.	5.000%	10/16/43	150	168
	Transcontinental Gas Pipe Line Co.
	LLC	6.050%	6/15/18	265	280
	Valero Energy Corp.	6.125%	2/1/20	75	84
	Valero Energy Corp.	7.500%	4/15/32	725	864
	Western Gas Partners LP	5.375%	6/1/21	300	317
	Western Gas Partners LP	5.450%	4/1/44	150	143
	Williams Partners LP	5.250%	3/15/20	475	487
	Williams Partners LP	4.125%	11/15/20	275	272
	Williams Partners LP	3.600%	3/15/22	150	142
	Williams Partners LP	3.350%	8/15/22	125	114
	Williams Partners LP	3.900%	1/15/25	325	297
	Williams Partners LP	6.300%	4/15/40	100	95
	Williams Partners LP	5.400%	3/4/44	400	356
	Williams Partners LP	5.100%	9/15/45	350	300
	Williams Partners LP / ACMP Finance
	Corp.	4.875%	5/15/23	150	145
	Williams Partners LP / ACMP Finance
	Corp.	4.875%	3/15/24	300	288
	XTO Energy Inc.	6.250%	8/1/17	375	396

	Other Industrial (0.1%)
	California Institute of Technology GO	4.321%	8/1/45	200	239
	California Institute of Technology GO	4.700%	11/1/11	50	55
	CBRE Services Inc.	5.000%	3/15/23	150	155
	CBRE Services Inc.	5.250%	3/15/25	100	105
	CBRE Services Inc.	4.875%	3/1/26	100	103
	Cintas Corp. No 2	6.125%	12/1/17	150	160
	Cintas Corp. No 2	3.250%	6/1/22	75	80
	Fluor Corp.	3.375%	9/15/21	75	79
	Fluor Corp.	3.500%	12/15/24	250	267
	Howard Hughes Medical Institute
	Revenue	3.500%	9/1/23	200	221
[4]	Johns Hopkins University Maryland
	GO	4.083%	7/1/53	125	139
[4]	Massachusetts Institute of Technology
	GO	3.959%	7/1/38	125	143
	Massachusetts Institute of Technology
	GO	5.600%	7/1/11	200	286
	Massachusetts Institute of Technology
	GO	4.678%	7/1/14	75	89
[4]	Northwestern University Illinois GO	3.688%	12/1/38	100	109
[4]	Northwestern University Illinois GO	4.643%	12/1/44	75	95
	Trustees of Dartmouth College	3.474%	6/1/46	250	267
[4]	University of Notre Dame DU LAC
	Indiana GO	3.438%	2/15/45	100	104
	University of Pennsylvania GO	4.674%	9/1/12	100	114
	Wesleyan University Connecticut GO	4.781%	7/1/16	50	54
	Yale University Connecticut GO	2.086%	4/15/19	50	52

	Technology (2.1%)
	Adobe Systems Inc.	4.750%	2/1/20	175	194
	Adobe Systems Inc.	3.250%	2/1/25	200	211
	Alphabet Inc.	3.625%	5/19/21	150	166
	Altera Corp.	1.750%	5/15/17	50	50
	Altera Corp.	2.500%	11/15/18	225	232
	Altera Corp.	4.100%	11/15/23	75	85
	Amphenol Corp.	1.550%	9/15/17	100	100
	Amphenol Corp.	2.550%	1/30/19	200	204
	Analog Devices Inc.	2.875%	6/1/23	450	469
	Apple Inc.	1.000%	5/3/18	450	451
	Apple Inc.	2.100%	5/6/19	425	437
	Apple Inc.	1.550%	2/7/20	225	226
	Apple Inc.	2.250%	2/23/21	750	772
	Apple Inc.	2.850%	5/6/21	1,425	1,506
	Apple Inc.	2.150%	2/9/22	325	331
	Apple Inc.	2.700%	5/13/22	500	524
	Apple Inc.	2.850%	2/23/23	300	314
	Apple Inc.	2.400%	5/3/23	725	739
	Apple Inc.	3.450%	5/6/24	450	487

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Apple Inc.	2.500%	2/9/25	100	102
	Apple Inc.	3.200%	5/13/25	350	371
	Apple Inc.	3.250%	2/23/26	350	371
	Apple Inc.	4.500%	2/23/36	225	254
	Apple Inc.	3.850%	5/4/43	450	452
	Apple Inc.	4.450%	5/6/44	175	191
	Apple Inc.	3.450%	2/9/45	225	211
	Apple Inc.	4.650%	2/23/46	1,725	1,947
	Applied Materials Inc.	2.625%	10/1/20	150	156
	Applied Materials Inc.	4.300%	6/15/21	150	167
	Applied Materials Inc.	3.900%	10/1/25	300	333
	Applied Materials Inc.	5.100%	10/1/35	100	115
	Applied Materials Inc.	5.850%	6/15/41	150	183
	Arrow Electronics Inc.	3.000%	3/1/18	50	50
	Arrow Electronics Inc.	3.500%	4/1/22	100	102
	Arrow Electronics Inc.	4.500%	3/1/23	50	53
	Arrow Electronics Inc.	4.000%	4/1/25	100	102
	Autodesk Inc.	1.950%	12/15/17	25	25
	Autodesk Inc.	3.125%	6/15/20	100	103
	Autodesk Inc.	3.600%	12/15/22	25	25
	Autodesk Inc.	4.375%	6/15/25	50	53
	Avnet Inc.	5.875%	6/15/20	200	221
	Avnet Inc.	4.625%	4/15/26	100	104
	Baidu Inc.	2.750%	6/9/19	200	203
	Baidu Inc.	3.500%	11/28/22	500	515
	Broadridge Financial Solutions Inc.	3.950%	9/1/20	75	80
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	100	101
	CA Inc.	5.375%	12/1/19	175	193
	CA Inc.	3.600%	8/1/20	100	104
	CA Inc.	4.500%	8/15/23	75	82
	Cadence Design Systems Inc.	4.375%	10/15/24	100	104
	Cisco Systems Inc.	1.400%	2/28/18	350	353
	Cisco Systems Inc.	4.950%	2/15/19	475	522
	Cisco Systems Inc.	1.600%	2/28/19	250	254
	Cisco Systems Inc.	2.125%	3/1/19	600	616
	Cisco Systems Inc.	4.450%	1/15/20	825	911
	Cisco Systems Inc.	2.200%	2/28/21	600	618
	Cisco Systems Inc.	2.900%	3/4/21	75	80
	Cisco Systems Inc.	3.625%	3/4/24	125	140
	Cisco Systems Inc.	2.950%	2/28/26	100	106
	Cisco Systems Inc.	5.900%	2/15/39	200	272
	Cisco Systems Inc.	5.500%	1/15/40	275	361
	Corning Inc.	1.500%	5/8/18	250	250
	Corning Inc.	6.625%	5/15/19	25	28
	Corning Inc.	2.900%	5/15/22	175	179
	Corning Inc.	3.700%	11/15/23	200	214
	Corning Inc.	4.700%	3/15/37	50	53
	Corning Inc.	5.750%	8/15/40	75	89
[7]	Diamond 1 Finance Corp. /
	Diamond 2 Finance Corp.	3.480%	6/1/19	675	690
[7]	Diamond 1 Finance Corp. /
	Diamond 2 Finance Corp.	4.420%	6/15/21	800	822
[7]	Diamond 1 Finance Corp. /
	Diamond 2 Finance Corp.	5.450%	6/15/23	725	749
[7]	Diamond 1 Finance Corp. /
	Diamond 2 Finance Corp.	6.020%	6/15/26	1,050	1,089
[7]	Diamond 1 Finance Corp. /
	Diamond 2 Finance Corp.	8.350%	7/15/46	375	403
	Dun & Bradstreet Corp.	4.375%	12/1/22	50	52
	EMC Corp.	1.875%	6/1/18	460	453
	EMC Corp.	2.650%	6/1/20	165	158
	EMC Corp.	3.375%	6/1/23	170	155
	Equifax Inc.	6.300%	7/1/17	25	26
	Equifax Inc.	2.300%	6/1/21	200	202
	Equifax Inc.	3.250%	6/1/26	100	103
	Fidelity National Information Services
	Inc.	2.000%	4/15/18	25	25
	Fidelity National Information Services
	Inc.	2.850%	10/15/18	100	103
	Fidelity National Information Services
	Inc.	3.625%	10/15/20	425	449

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Fidelity National Information Services
	Inc.	5.000%	3/15/22	50	52
	Fidelity National Information Services
	Inc.	3.500%	4/15/23	175	181
	Fidelity National Information Services
	Inc.	5.000%	10/15/25	625	710
	Fiserv Inc.	2.700%	6/1/20	125	130
	Fiserv Inc.	3.500%	10/1/22	150	160
	Fiserv Inc.	3.850%	6/1/25	300	321
	Flextronics International Ltd.	4.625%	2/15/20	85	88
[7]	Hewlett Packard Enterprise Co.	2.450%	10/5/17	400	405
[7]	Hewlett Packard Enterprise Co.	2.850%	10/5/18	350	358
[7]	Hewlett Packard Enterprise Co.	3.600%	10/15/20	425	444
[7]	Hewlett Packard Enterprise Co.	4.400%	10/15/22	375	401
[7]	Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	523
[7]	Hewlett Packard Enterprise Co.	6.200%	10/15/35	100	101
[7]	Hewlett Packard Enterprise Co.	6.350%	10/15/45	400	397
	HP Inc.	3.750%	12/1/20	53	56
	HP Inc.	4.300%	6/1/21	850	903
	HP Inc.	4.375%	9/15/21	200	215
	HP Inc.	4.650%	12/9/21	350	378
	HP Inc.	6.000%	9/15/41	100	97
	Ingram Micro Inc.	4.950%	12/15/24	250	250
	Intel Corp.	1.350%	12/15/17	775	780
	Intel Corp.	2.450%	7/29/20	300	312
	Intel Corp.	3.300%	10/1/21	100	108
	Intel Corp.	3.100%	7/29/22	175	188
	Intel Corp.	2.700%	12/15/22	275	289
	Intel Corp.	3.700%	7/29/25	200	223
	Intel Corp.	4.000%	12/15/32	150	162
	Intel Corp.	4.800%	10/1/41	475	540
	Intel Corp.	4.250%	12/15/42	325	349
	Intel Corp.	4.900%	7/29/45	250	291
	Intel Corp.	4.100%	5/19/46	275	286
	International Business Machines Corp.	5.700%	9/14/17	2,150	2,271
	International Business Machines Corp.	1.950%	2/12/19	225	231
	International Business Machines Corp.	1.625%	5/15/20	25	25
	International Business Machines Corp.	2.875%	11/9/22	100	106
	International Business Machines Corp.	3.625%	2/12/24	450	491
	International Business Machines Corp.	7.000%	10/30/25	300	407
	International Business Machines Corp.	6.220%	8/1/27	75	99
	International Business Machines Corp.	6.500%	1/15/28	75	102
	International Business Machines Corp.	5.600%	11/30/39	98	124
	International Business Machines Corp.	4.000%	6/20/42	68	72
	International Business Machines Corp.	4.700%	2/19/46	125	144
	Jabil Circuit Inc.	5.625%	12/15/20	100	107
	Juniper Networks Inc.	3.125%	2/26/19	100	103
	Juniper Networks Inc.	3.300%	6/15/20	200	207
	Juniper Networks Inc.	4.600%	3/15/21	50	54
	Juniper Networks Inc.	4.350%	6/15/25	50	52
	Juniper Networks Inc.	5.950%	3/15/41	25	25
	Keysight Technologies Inc.	3.300%	10/30/19	100	101
	Keysight Technologies Inc.	4.550%	10/30/24	100	102
	KLA-Tencor Corp.	2.375%	11/1/17	100	101
	KLA-Tencor Corp.	4.125%	11/1/21	300	319
	KLA-Tencor Corp.	4.650%	11/1/24	200	218
	Lam Research Corp.	2.750%	3/15/20	100	102
	Lam Research Corp.	2.800%	6/15/21	125	129
	Lam Research Corp.	3.450%	6/15/23	175	181
	Lam Research Corp.	3.800%	3/15/25	100	103
	Lam Research Corp.	3.900%	6/15/26	200	210
	Lender Processing Services Inc / Black
	Knight Lending Solutions Inc	5.750%	4/15/23	65	68
	Lexmark International Inc.	6.650%	6/1/18	150	158
	Maxim Integrated Products Inc.	3.375%	3/15/23	25	26
	Microsoft Corp.	1.000%	5/1/18	200	200
	Microsoft Corp.	1.300%	11/3/18	425	429
	Microsoft Corp.	4.200%	6/1/19	25	27
	Microsoft Corp.	3.000%	10/1/20	225	240
	Microsoft Corp.	2.000%	11/3/20	550	564
	Microsoft Corp.	2.375%	2/12/22	450	465

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Microsoft Corp.	2.650%	11/3/22	200	208
Microsoft Corp.	2.125%	11/15/22	200	203
Microsoft Corp.	2.375%	5/1/23	75	77
Microsoft Corp.	3.625%	12/15/23	300	332
Microsoft Corp.	2.700%	2/12/25	250	258
Microsoft Corp.	3.125%	11/3/25	850	909
Microsoft Corp.	3.500%	2/12/35	250	257
Microsoft Corp.	4.200%	11/3/35	250	281
Microsoft Corp.	4.500%	10/1/40	100	114
Microsoft Corp.	5.300%	2/8/41	50	63
Microsoft Corp.	3.500%	11/15/42	280	275
Microsoft Corp.	3.750%	5/1/43	45	45
Microsoft Corp.	3.750%	2/12/45	300	305
Microsoft Corp.	4.450%	11/3/45	725	819
Microsoft Corp.	4.000%	2/12/55	400	397
Microsoft Corp.	4.750%	11/3/55	175	198
Motorola Solutions Inc.	3.750%	5/15/22	250	250
Motorola Solutions Inc.	7.500%	5/15/25	50	59
Motorola Solutions Inc.	5.500%	9/1/44	100	89
NetApp Inc.	3.375%	6/15/21	300	305
Oracle Corp.	1.200%	10/15/17	325	326
Oracle Corp.	5.750%	4/15/18	300	325
Oracle Corp.	2.375%	1/15/19	225	232
Oracle Corp.	5.000%	7/8/19	550	610
Oracle Corp.	2.250%	10/8/19	225	232
Oracle Corp.	1.900%	9/15/21	1,275	1,279
Oracle Corp.	2.400%	9/15/23	450	451
Oracle Corp.	3.400%	7/8/24	450	481
Oracle Corp.	2.950%	5/15/25	1,400	1,451
Oracle Corp.	2.650%	7/15/26	800	801
Oracle Corp.	3.250%	5/15/30	100	106
Oracle Corp.	4.300%	7/8/34	300	319
Oracle Corp.	3.900%	5/15/35	75	76
Oracle Corp.	3.850%	7/15/36	400	402
Oracle Corp.	6.500%	4/15/38	200	273
Oracle Corp.	6.125%	7/8/39	150	197
Oracle Corp.	5.375%	7/15/40	600	723
Oracle Corp.	4.500%	7/8/44	200	226
Oracle Corp.	4.125%	5/15/45	50	52
Oracle Corp.	4.000%	7/15/46	650	654
Oracle Corp.	4.375%	5/15/55	150	156
Pitney Bowes Inc.	4.625%	3/15/24	50	53
QUALCOMM Inc.	1.400%	5/18/18	600	605
QUALCOMM Inc.	2.250%	5/20/20	300	308
QUALCOMM Inc.	3.000%	5/20/22	350	367
QUALCOMM Inc.	3.450%	5/20/25	250	265
QUALCOMM Inc.	4.650%	5/20/35	125	135
QUALCOMM Inc.	4.800%	5/20/45	325	341
Seagate HDD Cayman	3.750%	11/15/18	200	200
Seagate HDD Cayman	4.750%	6/1/23	150	127
Seagate HDD Cayman	4.750%	1/1/25	100	79
Seagate HDD Cayman	4.875%	6/1/27	175	126
Seagate HDD Cayman	5.750%	12/1/34	200	140
Symantec Corp.	4.200%	9/15/20	50	52
Symantec Corp.	3.950%	6/15/22	175	177
Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	150	162
Texas Instruments Inc.	1.650%	8/3/19	525	532
Total System Services Inc.	2.375%	6/1/18	75	76
Total System Services Inc.	4.800%	4/1/26	450	489
Trimble Navigation Ltd.	4.750%	12/1/24	75	79
Tyco Electronics Group SA	6.550%	10/1/17	75	80
Tyco Electronics Group SA	2.350%	8/1/19	50	51
Tyco Electronics Group SA	3.500%	2/3/22	100	106
Tyco Electronics Group SA	3.450%	8/1/24	100	105
Tyco Electronics Group SA	7.125%	10/1/37	200	278
Verisk Analytics Inc.	4.125%	9/12/22	375	399
Verisk Analytics Inc.	5.500%	6/15/45	50	51
Xerox Corp.	6.350%	5/15/18	175	186
Xerox Corp.	5.625%	12/15/19	25	27
Xerox Corp.	2.800%	5/15/20	75	72
Xerox Corp.	6.750%	12/15/39	175	169

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Xilinx Inc.	2.125%	3/15/19	100	101
	Xilinx Inc.	3.000%	3/15/21	100	105
	Transportation (0.6%)
[4]	American Airlines 2011-1 Class A Pass
	Through Trust	5.250%	7/31/22	80	86
[4]	American Airlines 2013-1 Class A
	PassThrough Trust	4.000%	1/15/27	26	28
[4]	American Airlines 2013-2 Class A
	PassThrough Trust	4.950%	7/15/24	210	228
[4]	American Airlines 2014-1 Class A
	PassThrough Trust	3.700%	4/1/28	114	118
[4]	American Airlines 2015-1 Class A
	PassThrough Trust	3.375%	11/1/28	167	171
[4]	American Airlines 2015-1 Class B
	PassThrough Trust	3.700%	11/1/24	45	45
[4]	American Airlines 2015-2 Class AA
	PassThrough Trust	3.600%	9/22/27	55	58
[4]	American Airlines 2016-1 Class A
	PassThrough Trust	4.100%	1/15/28	75	80
[4]	American Airlines 2016-1 Class AA
	PassThrough Trust	3.575%	1/15/28	150	157
[4]	American Airlines 2016-2 Class A
	PassThrough Trust	3.650%	6/15/28	100	104
[4]	American Airlines 2016-2 Class AA
	Pass Through Trust	3.200%	6/15/28	275	285
[4]	BNSF Funding Trust I	6.613%	12/15/55	75	85
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	200	208
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	100	108
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	160
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	160
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	175	185
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	75	83
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	222
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	163
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	106
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	83
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	166
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	151
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	309
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	277
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	100	110
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	75	84
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	153
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	119
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	171
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	75	81
	Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	88
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	350	370
	Canadian National Railway Co.	5.550%	3/1/19	100	111
	Canadian National Railway Co.	2.850%	12/15/21	75	79
	Canadian National Railway Co.	6.250%	8/1/34	75	104
	Canadian National Railway Co.	6.200%	6/1/36	75	103
	Canadian National Railway Co.	6.375%	11/15/37	100	141
	Canadian National Railway Co.	3.500%	11/15/42	50	51
	Canadian Pacific Railway Co.	7.250%	5/15/19	150	173
	Canadian Pacific Railway Co.	9.450%	8/1/21	50	65
	Canadian Pacific Railway Co.	4.450%	3/15/23	225	250
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	136
	Canadian Pacific Railway Co.	5.950%	5/15/37	450	563
	Canadian Pacific Railway Co.	6.125%	9/15/15	70	88
	Canadian Pacific Railway Ltd.	5.750%	1/15/42	115	141
[4]	Continental Airlines 2007-1 Class A
	Pass Through Trust	5.983%	10/19/23	58	65
[4]	Continental Airlines 2009-2 Class A
	Pass Through Trust	7.250%	5/10/21	104	118
[4]	Continental Airlines 2012-1 Class A
	Pass Through Trust	4.150%	10/11/25	320	337
[4]	Continental Airlines 2012-2 Class A
	Pass Through Trust	4.000%	4/29/26	87	92
	CSX Corp.	6.250%	3/15/18	375	406
	CSX Corp.	7.375%	2/1/19	100	115

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	CSX Corp.	4.250%	6/1/21	25	27
	CSX Corp.	3.350%	11/1/25	150	159
	CSX Corp.	6.220%	4/30/40	152	204
	CSX Corp.	5.500%	4/15/41	225	282
	CSX Corp.	4.750%	5/30/42	210	239
	CSX Corp.	4.100%	3/15/44	150	160
	CSX Corp.	3.950%	5/1/50	125	125
	CSX Corp.	4.500%	8/1/54	25	27
[4]	Delta Air Lines 2007-1 Class A Pass
	Through Trust	6.821%	2/10/24	139	161
[4]	Delta Air Lines 2009-1 Class A Pass
	Through Trust	7.750%	6/17/21	53	60
[4]	Delta Air Lines 2010-2 Class A Pass
	Through Trust	4.950%	11/23/20	40	42
[4]	Delta Air Lines 2015-1 Class AA Pass
	Through Trust	3.625%	7/30/27	49	52
	FedEx Corp.	8.000%	1/15/19	100	116
	FedEx Corp.	2.625%	8/1/22	75	77
	FedEx Corp.	4.000%	1/15/24	125	139
	FedEx Corp.	3.250%	4/1/26	100	104
	FedEx Corp.	3.875%	8/1/42	100	98
	FedEx Corp.	4.100%	4/15/43	75	76
	FedEx Corp.	5.100%	1/15/44	100	116
	FedEx Corp.	4.750%	11/15/45	200	223
	FedEx Corp.	4.550%	4/1/46	150	163
	FedEx Corp.	4.500%	2/1/65	60	61
[4]	Hawaiian Airlines 2013-1 Class A Pass
	Through Certificates	3.900%	1/15/26	243	242
	JB Hunt Transport Services Inc.	3.300%	8/15/22	100	104
	JB Hunt Transport Services Inc.	3.850%	3/15/24	50	53
[7]	Kansas City Southern	2.350%	5/15/20	25	24
[7]	Kansas City Southern	3.000%	5/15/23	75	76
	Kansas City Southern	3.125%	6/1/26	100	102
[7]	Kansas City Southern	4.300%	5/15/43	75	77
[7]	Kansas City Southern	4.950%	8/15/45	125	140
[4,7] Latam Airlines 2015-1 Pass Through
	Trust A	4.200%	11/15/27	123	109
	Norfolk Southern Corp.	5.900%	6/15/19	175	196
	Norfolk Southern Corp.	2.903%	2/15/23	48	50
	Norfolk Southern Corp.	5.590%	5/17/25	50	61
	Norfolk Southern Corp.	7.800%	5/15/27	60	85
	Norfolk Southern Corp.	4.837%	10/1/41	313	360
	Norfolk Southern Corp.	4.450%	6/15/45	75	83
	Norfolk Southern Corp.	4.650%	1/15/46	75	87
	Norfolk Southern Corp.	7.900%	5/15/97	70	106
	Norfolk Southern Corp.	6.000%	3/15/05	100	120
	Norfolk Southern Corp.	6.000%	5/23/11	240	297
	Ryder System Inc.	2.450%	11/15/18	250	254
	Ryder System Inc.	2.350%	2/26/19	250	253
	Ryder System Inc.	2.550%	6/1/19	300	305
	Ryder System Inc.	2.500%	5/11/20	50	51
	Southwest Airlines Co.	2.750%	11/6/19	50	52
	Southwest Airlines Co.	2.650%	11/5/20	125	129
[4]	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	34	39
[4]	Spirit Airlines Class A Pass Through
	Certificates Series 2015-1	4.100%	10/1/29	100	101
	Trinity Industries Inc.	4.550%	10/1/24	60	55
	Union Pacific Corp.	2.250%	6/19/20	225	231
	Union Pacific Corp.	4.163%	7/15/22	659	742
	Union Pacific Corp.	3.250%	1/15/25	200	217
	Union Pacific Corp.	3.250%	8/15/25	150	163
	Union Pacific Corp.	2.750%	3/1/26	75	78
	Union Pacific Corp.	3.375%	2/1/35	100	101
	Union Pacific Corp.	4.750%	9/15/41	350	413
	Union Pacific Corp.	4.750%	12/15/43	100	118
	Union Pacific Corp.	4.821%	2/1/44	100	120
	Union Pacific Corp.	4.050%	11/15/45	150	163
	Union Pacific Corp.	4.050%	3/1/46	150	164
	Union Pacific Corp.	3.875%	2/1/55	100	101

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Union Pacific Corp.	4.375%	11/15/65	135	145
[4]	United Airlines 2013-1 Class A Pass
	Through Trust	4.300%	2/15/27	139	150
[4]	United Airlines 2014-1 Class A Pass
	Through Trust	4.000%	10/11/27	189	199
	United Airlines 2015-1 Class A Pass
	Through Trust	3.700%	6/1/24	60	62
[4]	United Airlines 2015-1 Class AA Pass
	Through Trust	3.450%	12/1/27	175	180
[4]	United Airlines 2016-1 Class AA Pass
	Through Trust	3.100%	7/7/28	700	719
	United Parcel Service Inc.	5.500%	1/15/18	175	187
	United Parcel Service Inc.	5.125%	4/1/19	100	111
	United Parcel Service Inc.	3.125%	1/15/21	275	295
	United Parcel Service Inc.	2.450%	10/1/22	450	466
	United Parcel Service Inc.	6.200%	1/15/38	278	399
	United Parcel Service Inc.	4.875%	11/15/40	75	94
	United Parcel Service Inc.	3.625%	10/1/42	75	80
[4]	US Airways 2013-1 Class A Pass
	Through Trust	3.950%	5/15/27	131	137
[4]	US Airways Inc. 2012-2 Class A Pass
	Through Trust	4.625%	12/3/26	40	43
					530,911
Utilities (2.2%)
	Electric (2.1%)
	AEP Texas Central Co.	6.650%	2/15/33	200	258
	Alabama Power Co.	5.500%	10/15/17	230	243
	Alabama Power Co.	6.125%	5/15/38	50	67
	Alabama Power Co.	5.500%	3/15/41	50	64
	Alabama Power Co.	5.200%	6/1/41	175	216
	Alabama Power Co.	3.850%	12/1/42	25	26
	Alabama Power Co.	4.150%	8/15/44	75	82
	Alabama Power Co.	3.750%	3/1/45	150	156
	Alabama Power Co.	4.300%	1/2/46	300	341
	Ameren Corp.	2.700%	11/15/20	100	103
	Ameren Corp.	3.650%	2/15/26	80	86
	Ameren Illinois Co.	6.125%	11/15/17	25	27
	Ameren Illinois Co.	2.700%	9/1/22	500	522
	American Electric Power Co. Inc.	1.650%	12/15/17	150	150
	American Electric Power Co. Inc.	2.950%	12/15/22	25	26
	Appalachian Power Co.	4.600%	3/30/21	50	55
	Appalachian Power Co.	6.700%	8/15/37	250	328
	Arizona Public Service Co.	8.750%	3/1/19	200	237
	Arizona Public Service Co.	3.350%	6/15/24	50	54
	Arizona Public Service Co.	3.150%	5/15/25	200	213
	Arizona Public Service Co.	4.500%	4/1/42	25	29
	Arizona Public Service Co.	4.700%	1/15/44	100	120
	Arizona Public Service Co.	4.350%	11/15/45	125	144
	Arizona Public Service Co.	3.750%	5/15/46	200	209
	Atlantic City Electric Co.	7.750%	11/15/18	100	115
	Baltimore Gas & Electric Co.	3.500%	11/15/21	350	377
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	575	620
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	125	127
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	100	109
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	108
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	293
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	182
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	100	112
	Black Hills Corp.	2.500%	1/11/19	75	77
	Black Hills Corp.	3.950%	1/15/26	75	80
	CenterPoint Energy Houston Electric
	LLC	1.850%	6/1/21	250	253
	CenterPoint Energy Houston Electric
	LLC	6.950%	3/15/33	50	71
	CenterPoint Energy Inc.	6.500%	5/1/18	200	217
[7]	Cleco Corporate Holdings LLC	3.743%	5/1/26	100	103
[7]	Cleco Corporate Holdings LLC	4.973%	5/1/46	125	131
	Cleco Power LLC	6.000%	12/1/40	100	125
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	268
	CMS Energy Corp.	8.750%	6/15/19	200	241

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	CMS Energy Corp.	3.875%	3/1/24	25	27
	CMS Energy Corp.	3.600%	11/15/25	175	186
	CMS Energy Corp.	3.000%	5/15/26	75	77
	CMS Energy Corp.	4.700%	3/31/43	125	142
	Commonwealth Edison Co.	6.150%	9/15/17	325	345
	Commonwealth Edison Co.	5.800%	3/15/18	75	81
	Commonwealth Edison Co.	4.000%	8/1/20	25	27
	Commonwealth Edison Co.	5.900%	3/15/36	50	67
	Commonwealth Edison Co.	6.450%	1/15/38	175	248
	Commonwealth Edison Co.	4.600%	8/15/43	300	354
	Commonwealth Edison Co.	4.700%	1/15/44	175	211
	Commonwealth Edison Co.	3.700%	3/1/45	300	312
	Commonwealth Edison Co.	3.650%	6/15/46	175	179
	Connecticut Light & Power Co.	2.500%	1/15/23	125	128
	Connecticut Light & Power Co.	4.300%	4/15/44	500	570
	Consolidated Edison Co. of New York
	Inc.	6.650%	4/1/19	550	628
	Consolidated Edison Co. of New York
	Inc.	4.450%	6/15/20	200	222
	Consolidated Edison Co. of New York
	Inc.	5.300%	3/1/35	200	244
	Consolidated Edison Co. of New York
	Inc.	5.850%	3/15/36	275	355
	Consolidated Edison Co. of New York
	Inc.	6.200%	6/15/36	75	100
	Consolidated Edison Co. of New York
	Inc.	4.450%	3/15/44	200	224
	Consolidated Edison Co. of New York
	Inc.	4.500%	12/1/45	375	428
	Consolidated Edison Co. of New York
	Inc.	3.850%	6/15/46	145	151
	Consolidated Edison Inc.	2.000%	5/15/21	75	76
	Constellation Energy Group Inc.	5.150%	12/1/20	200	224
	Consumers Energy Co.	5.650%	9/15/18	285	312
	Consumers Energy Co.	3.375%	8/15/23	275	297
	Consumers Energy Co.	3.950%	5/15/43	75	82
	Consumers Energy Co.	4.100%	11/15/45	50	56
	Consumers Energy Co.	4.350%	8/31/64	50	55
	Delmarva Power & Light Co.	3.500%	11/15/23	25	27
	Delmarva Power & Light Co.	4.000%	6/1/42	50	53
	Dominion Resources Inc.	6.400%	6/15/18	342	373
	Dominion Resources Inc.	2.500%	12/1/19	50	51
	Dominion Resources Inc.	3.625%	12/1/24	50	53
	Dominion Resources Inc.	3.900%	10/1/25	125	134
	Dominion Resources Inc.	6.300%	3/15/33	100	123
	Dominion Resources Inc.	5.950%	6/15/35	225	274
	Dominion Resources Inc.	4.050%	9/15/42	200	199
	Dominion Resources Inc.	4.700%	12/1/44	175	190
[4]	Dominion Resources Inc.	5.750%	10/1/54	100	99
	DTE Electric Co.	3.900%	6/1/21	100	110
	DTE Electric Co.	2.650%	6/15/22	325	338
	DTE Electric Co.	3.650%	3/15/24	175	193
	DTE Electric Co.	3.375%	3/1/25	150	163
	DTE Electric Co.	3.950%	6/15/42	50	54
	DTE Electric Co.	4.000%	4/1/43	225	247
	DTE Electric Co.	3.700%	6/1/46	50	53
	DTE Energy Co.	2.400%	12/1/19	300	306
	Duke Energy Carolinas LLC	4.300%	6/15/20	325	361
	Duke Energy Carolinas LLC	3.900%	6/15/21	500	552
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	162
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	133
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	34
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	34
	Duke Energy Carolinas LLC	4.000%	9/30/42	75	81
	Duke Energy Corp.	2.100%	6/15/18	75	76
	Duke Energy Corp.	5.050%	9/15/19	250	276
	Duke Energy Corp.	3.050%	8/15/22	75	78
	Duke Energy Corp.	3.750%	4/15/24	325	350
	Duke Energy Florida LLC	5.650%	6/15/18	75	82

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Duke Energy Florida LLC	1.196%	3/1/22	50	50
[4]	Duke Energy Florida LLC	1.731%	9/1/22	50	50
[4]	Duke Energy Florida LLC	2.538%	9/1/29	100	101
[4]	Duke Energy Florida LLC	2.858%	3/1/33	50	51
[4]	Duke Energy Florida LLC	3.112%	9/1/36	75	76
	Duke Energy Florida LLC	6.350%	9/15/37	225	318
	Duke Energy Florida LLC	6.400%	6/15/38	200	284
	Duke Energy Florida LLC	3.850%	11/15/42	200	211
	Duke Energy Indiana LLC	3.750%	7/15/20	25	27
	Duke Energy Indiana LLC	6.350%	8/15/38	225	317
	Duke Energy Indiana LLC	4.200%	3/15/42	400	438
	Duke Energy Indiana LLC	3.750%	5/15/46	75	78
	Duke Energy Ohio Inc.	3.700%	6/15/46	25	26
	Duke Energy Progress LLC	5.300%	1/15/19	175	193
	Duke Energy Progress LLC	2.800%	5/15/22	100	105
	Duke Energy Progress LLC	4.375%	3/30/44	550	630
	Edison International	2.950%	3/15/23	200	205
	El Paso Electric Co.	6.000%	5/15/35	50	62
	El Paso Electric Co.	5.000%	12/1/44	75	86
[7]	Emera US Finance LP	2.150%	6/15/19	50	51
[7]	Emera US Finance LP	2.700%	6/15/21	75	76
[7]	Emera US Finance LP	3.550%	6/15/26	100	102
[7]	Emera US Finance LP	4.750%	6/15/46	505	515
	Entergy Arkansas Inc.	3.750%	2/15/21	75	82
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	200	217
	Entergy Louisiana LLC	5.400%	11/1/24	475	581
	Entergy Louisiana LLC	3.050%	6/1/31	175	179
	Entergy Louisiana LLC	4.950%	1/15/45	150	158
	Entergy Texas Inc.	7.125%	2/1/19	175	198
	Eversource Energy	1.450%	5/1/18	100	100
	Eversource Energy	4.500%	11/15/19	75	82
	Eversource Energy	3.150%	1/15/25	125	130
	Eversource Energy	3.350%	3/15/26	100	106
	Exelon Corp.	2.850%	6/15/20	75	78
	Exelon Corp.	3.950%	6/15/25	200	216
	Exelon Corp.	3.400%	4/15/26	200	209
	Exelon Corp.	4.950%	6/15/35	225	254
	Exelon Corp.	5.625%	6/15/35	20	24
	Exelon Corp.	5.100%	6/15/45	250	285
	Exelon Corp.	4.450%	4/15/46	175	188
	Exelon Generation Co. LLC	6.200%	10/1/17	125	132
	Exelon Generation Co. LLC	2.950%	1/15/20	400	411
	Exelon Generation Co. LLC	4.000%	10/1/20	100	107
	Exelon Generation Co. LLC	5.600%	6/15/42	205	215
	FirstEnergy Solutions Corp.	6.800%	8/15/39	125	126
	Florida Power & Light Co.	5.550%	11/1/17	75	79
	Florida Power & Light Co.	5.625%	4/1/34	25	32
	Florida Power & Light Co.	5.650%	2/1/37	96	127
	Florida Power & Light Co.	5.960%	4/1/39	475	661
	Florida Power & Light Co.	3.800%	12/15/42	150	163
	Georgia Power Co.	1.950%	12/1/18	140	142
	Georgia Power Co.	2.400%	4/1/21	350	362
	Georgia Power Co.	3.250%	4/1/26	100	106
	Georgia Power Co.	5.650%	3/1/37	50	62
	Georgia Power Co.	5.400%	6/1/40	300	370
	Georgia Power Co.	4.300%	3/15/43	100	110
	Great Plains Energy Inc.	4.850%	6/1/21	250	275
	Iberdrola International BV	6.750%	7/15/36	75	97
	Interstate Power & Light Co.	3.250%	12/1/24	50	54
	Interstate Power & Light Co.	6.250%	7/15/39	50	70
	ITC Holdings Corp.	4.050%	7/1/23	75	80
	ITC Holdings Corp.	5.300%	7/1/43	175	196
[4]	John Sevier Combined Cycle
	Generation LLC	4.626%	1/15/42	71	83
	Kansas City Power & Light Co.	6.050%	11/15/35	50	63
	Kansas City Power & Light Co.	5.300%	10/1/41	100	120
	Kentucky Utilities Co.	3.250%	11/1/20	50	53
	Kentucky Utilities Co.	5.125%	11/1/40	125	157
	Kentucky Utilities Co.	4.650%	11/15/43	250	296

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Kentucky Utilities Co.	4.375%	10/1/45	25	29
	Louisville Gas & Electric Co.	5.125%	11/15/40	125	155
	Louisville Gas & Electric Co.	4.650%	11/15/43	25	30
	MidAmerican Energy Co.	5.300%	3/15/18	50	53
	MidAmerican Energy Co.	6.750%	12/30/31	125	174
	MidAmerican Energy Co.	5.750%	11/1/35	125	163
	Mississippi Power Co.	4.250%	3/15/42	150	134
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	200	213
	National Rural Utilities Cooperative
	Finance Corp.	1.650%	2/8/19	200	202
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/15/19	175	180
	National Rural Utilities Cooperative
	Finance Corp.	2.000%	1/27/20	300	305
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	375	387
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/1/20	425	440
	National Rural Utilities Cooperative
	Finance Corp.	2.700%	2/15/23	200	208
	National Rural Utilities Cooperative
	Finance Corp.	4.023%	11/1/32	204	220
[4]	National Rural Utilities Cooperative
	Finance Corp.	4.750%	4/30/43	25	25
[4]	National Rural Utilities Cooperative
	Finance Corp.	5.250%	4/20/46	75	77
	Nevada Power Co.	7.125%	3/15/19	550	635
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	425	434
	NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	625	658
[4]	NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	75	61
	Northern States Power Co.	5.250%	3/1/18	175	187
	Northern States Power Co.	2.200%	8/15/20	50	52
	Northern States Power Co.	6.250%	6/1/36	75	104
	Northern States Power Co.	6.200%	7/1/37	50	71
	Northern States Power Co.	5.350%	11/1/39	175	229
	Northern States Power Co.	4.000%	8/15/45	50	57
	Northern States Power Co.	3.600%	5/15/46	50	53
	NorthWestern Corp.	4.176%	11/15/44	75	82
	NSTAR Electric Co.	5.625%	11/15/17	150	159
	NSTAR Electric Co.	2.375%	10/15/22	150	154
	NSTAR Electric Co.	5.500%	3/15/40	75	98
	Oglethorpe Power Corp.	6.100%	3/15/19	90	100
	Oglethorpe Power Corp.	5.950%	11/1/39	50	62
	Oglethorpe Power Corp.	5.375%	11/1/40	125	151
	Oglethorpe Power Corp.	4.250%	4/1/46	75	79
	Ohio Edison Co.	8.250%	10/15/38	100	150
	Oklahoma Gas & Electric Co.	5.850%	6/1/40	100	129
	Oklahoma Gas & Electric Co.	3.900%	5/1/43	50	51
	Oklahoma Gas & Electric Co.	4.000%	12/15/44	150	159
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	175	194
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	125	180
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	125	182
	Pacific Gas & Electric Co.	5.625%	11/30/17	150	159
	Pacific Gas & Electric Co.	8.250%	10/15/18	220	254
	Pacific Gas & Electric Co.	3.250%	6/15/23	300	320
	Pacific Gas & Electric Co.	3.750%	2/15/24	50	55
	Pacific Gas & Electric Co.	3.400%	8/15/24	50	54
	Pacific Gas & Electric Co.	3.500%	6/15/25	50	54
	Pacific Gas & Electric Co.	6.050%	3/1/34	625	833
	Pacific Gas & Electric Co.	6.350%	2/15/38	100	136
	Pacific Gas & Electric Co.	5.400%	1/15/40	250	319
	Pacific Gas & Electric Co.	4.450%	4/15/42	225	253
	Pacific Gas & Electric Co.	4.600%	6/15/43	375	430
	Pacific Gas & Electric Co.	4.750%	2/15/44	150	177
	Pacific Gas & Electric Co.	4.250%	3/15/46	175	195
	PacifiCorp	5.650%	7/15/18	100	109
	PacifiCorp	3.600%	4/1/24	125	137
	PacifiCorp	7.700%	11/15/31	600	931
	PacifiCorp	5.250%	6/15/35	100	123
	PECO Energy Co.	5.350%	3/1/18	50	53

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	PECO Energy Co.	2.375%	9/15/22	75	77
	Pennsylvania Electric Co.	6.050%	9/1/17	85	89
	PG&E Corp.	2.400%	3/1/19	100	102
	Potomac Electric Power Co.	6.500%	11/15/37	100	140
	PPL Capital Funding Inc.	1.900%	6/1/18	50	50
	PPL Capital Funding Inc.	3.500%	12/1/22	115	121
	PPL Capital Funding Inc.	3.400%	6/1/23	100	104
	PPL Capital Funding Inc.	3.950%	3/15/24	50	54
	PPL Capital Funding Inc.	4.700%	6/1/43	25	27
	PPL Capital Funding Inc.	5.000%	3/15/44	350	397
	PPL Electric Utilities Corp.	3.000%	9/15/21	125	133
	PPL Electric Utilities Corp.	4.125%	6/15/44	50	55
	Progress Energy Inc.	7.050%	3/15/19	400	457
	Progress Energy Inc.	4.400%	1/15/21	100	109
	Progress Energy Inc.	3.150%	4/1/22	40	42
	Progress Energy Inc.	7.000%	10/30/31	119	160
	Progress Energy Inc.	6.000%	12/1/39	25	32
	PSEG Power LLC	8.625%	4/15/31	381	477
	Public Service Co. of Colorado	5.125%	6/1/19	275	307
	Public Service Co. of Colorado	3.200%	11/15/20	25	27
	Public Service Co. of Colorado	2.900%	5/15/25	100	105
	Public Service Co. of Colorado	4.750%	8/15/41	75	91
	Public Service Co. of Colorado	3.600%	9/15/42	175	182
	Public Service Co. of New Hampshire	3.500%	11/1/23	50	54
	Public Service Co. of Oklahoma	4.400%	2/1/21	75	82
	Public Service Co. of Oklahoma	6.625%	11/15/37	200	258
	Public Service Electric & Gas Co.	5.300%	5/1/18	85	91
	Public Service Electric & Gas Co.	2.300%	9/15/18	125	128
	Public Service Electric & Gas Co.	1.800%	6/1/19	50	51
	Public Service Electric & Gas Co.	1.900%	3/15/21	150	153
	Public Service Electric & Gas Co.	3.050%	11/15/24	100	107
	Public Service Electric & Gas Co.	3.000%	5/15/25	80	86
	Public Service Electric & Gas Co.	4.000%	6/1/44	500	559
	Public Service Electric & Gas Co.	4.050%	5/1/45	100	113
	Public Service Electric & Gas Co.	4.150%	11/1/45	50	57
	Public Service Electric & Gas Co.	3.800%	3/1/46	250	271
	Puget Energy Inc.	6.000%	9/1/21	100	116
	Puget Energy Inc.	3.650%	5/15/25	400	411
	Puget Sound Energy Inc.	5.483%	6/1/35	25	31
	Puget Sound Energy Inc.	6.274%	3/15/37	125	172
	Puget Sound Energy Inc.	5.757%	10/1/39	75	101
	Puget Sound Energy Inc.	5.764%	7/15/40	100	134
	Puget Sound Energy Inc.	4.434%	11/15/41	150	172
	San Diego Gas & Electric Co.	2.500%	5/15/26	250	254
	San Diego Gas & Electric Co.	5.350%	5/15/35	25	31
	San Diego Gas & Electric Co.	5.350%	5/15/40	50	64
	San Diego Gas & Electric Co.	4.500%	8/15/40	150	175
	San Diego Gas & Electric Co.	3.950%	11/15/41	175	190
	San Diego Gas & Electric Co.	4.300%	4/1/42	50	57
	SCANA Corp.	4.750%	5/15/21	125	134
	SCANA Corp.	4.125%	2/1/22	50	52
	Sierra Pacific Power Co.	3.375%	8/15/23	50	54
[7]	Sierra Pacific Power Co.	2.600%	5/1/26	100	102
	Sierra Pacific Power Co.	6.750%	7/1/37	150	215
	South Carolina Electric & Gas Co.	6.500%	11/1/18	200	223
	South Carolina Electric & Gas Co.	6.050%	1/15/38	25	32
	South Carolina Electric & Gas Co.	5.450%	2/1/41	100	124
	South Carolina Electric & Gas Co.	4.100%	6/15/46	350	370
	South Carolina Electric & Gas Co.	4.500%	6/1/64	100	104
	South Carolina Electric & Gas Co.	5.100%	6/1/65	100	116
	Southern California Edison Co.	3.875%	6/1/21	275	303
[4]	Southern California Edison Co.	1.845%	2/1/22	86	85
	Southern California Edison Co.	2.400%	2/1/22	300	309
	Southern California Edison Co.	3.500%	10/1/23	175	192
	Southern California Edison Co.	6.650%	4/1/29	75	101
	Southern California Edison Co.	6.000%	1/15/34	50	66
	Southern California Edison Co.	5.750%	4/1/35	75	98
	Southern California Edison Co.	5.350%	7/15/35	100	124
	Southern California Edison Co.	5.625%	2/1/36	125	162
	Southern California Edison Co.	5.950%	2/1/38	100	135
	Southern California Edison Co.	4.500%	9/1/40	75	87

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Southern California Edison Co.	3.900%	12/1/41	40	43
	Southern California Edison Co.	4.050%	3/15/42	125	137
	Southern California Edison Co.	4.650%	10/1/43	135	164
	Southern Co.	1.300%	8/15/17	75	75
	Southern Co.	1.550%	7/1/18	100	101
	Southern Co.	1.850%	7/1/19	75	76
	Southern Co.	2.150%	9/1/19	50	51
	Southern Co.	2.750%	6/15/20	250	259
	Southern Co.	2.350%	7/1/21	175	178
	Southern Co.	2.950%	7/1/23	125	129
	Southern Co.	3.250%	7/1/26	300	312
	Southern Co.	4.250%	7/1/36	250	265
	Southern Co.	4.400%	7/1/46	300	321
	Southern Power Co.	1.850%	12/1/17	750	757
	Southern Power Co.	1.500%	6/1/18	75	75
	Southern Power Co.	2.375%	6/1/20	50	51
	Southern Power Co.	4.150%	12/1/25	200	216
	Southern Power Co.	5.150%	9/15/41	100	108
	Southern Power Co.	5.250%	7/15/43	50	55
	Southwestern Electric Power Co.	6.450%	1/15/19	100	112
	Southwestern Electric Power Co.	3.550%	2/15/22	25	27
	Southwestern Electric Power Co.	6.200%	3/15/40	50	62
	Southwestern Electric Power Co.	3.900%	4/1/45	100	99
	Southwestern Public Service Co.	3.300%	6/15/24	315	337
	Southwestern Public Service Co.	4.500%	8/15/41	100	116
	System Energy Resources Inc.	4.100%	4/1/23	50	53
	Tampa Electric Co.	6.100%	5/15/18	100	108
	Tampa Electric Co.	2.600%	9/15/22	75	77
	Tampa Electric Co.	6.550%	5/15/36	25	34
	Tampa Electric Co.	4.100%	6/15/42	50	54
	Tampa Electric Co.	4.200%	5/15/45	250	273
	TECO Finance Inc.	5.150%	3/15/20	50	56
	Toledo Edison Co.	6.150%	5/15/37	100	123
	TransAlta Corp.	6.900%	5/15/18	150	155
	TransAlta Corp.	4.500%	11/15/22	100	91
	Tri-State Generation & Transmission
	Assn. Inc.	3.700%	11/1/24	50	53
	Tri-State Generation & Transmission
	Assn. Inc.	4.700%	11/1/44	25	28
[7]	Tri-State Generation & Transmission
	Assn. Inc.	4.250%	6/1/46	100	106
	Tucson Electric Power Co.	5.150%	11/15/21	50	57
	Tucson Electric Power Co.	3.050%	3/15/25	50	50
	UIL Holdings Corp.	4.625%	10/1/20	75	81
	Union Electric Co.	3.500%	4/15/24	225	244
	Union Electric Co.	8.450%	3/15/39	150	249
	Union Electric Co.	3.650%	4/15/45	125	129
	Virginia Electric & Power Co.	3.450%	2/15/24	50	54
	Virginia Electric & Power Co.	6.000%	1/15/36	125	165
	Virginia Electric & Power Co.	6.000%	5/15/37	100	134
	Virginia Electric & Power Co.	6.350%	11/30/37	50	69
	Virginia Electric & Power Co.	4.000%	1/15/43	250	267
	Virginia Electric & Power Co.	4.650%	8/15/43	125	148
	Virginia Electric & Power Co.	4.450%	2/15/44	675	773
	WEC Energy Group Inc.	1.650%	6/15/18	50	50
	WEC Energy Group Inc.	2.450%	6/15/20	75	77
	WEC Energy Group Inc.	3.550%	6/15/25	200	215
[4]	WEC Energy Group Inc.	6.250%	5/15/67	150	117
	Westar Energy Inc.	2.550%	7/1/26	150	150
	Westar Energy Inc.	4.125%	3/1/42	200	220
	Westar Energy Inc.	4.100%	4/1/43	50	55
	Westar Energy Inc.	4.625%	9/1/43	25	30
	Westar Energy Inc.	4.250%	12/1/45	25	28
	Western Massachusetts Electric Co.	3.500%	9/15/21	75	80
	Wisconsin Electric Power Co.	4.250%	6/1/44	100	112
	Wisconsin Power & Light Co.	5.000%	7/15/19	65	71
	Wisconsin Power & Light Co.	2.250%	11/15/22	75	76
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	140
	Wisconsin Power & Light Co.	4.100%	10/15/44	75	83

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Xcel Energy Inc.	4.700%	5/15/20	100	111
	Xcel Energy Inc.	2.400%	3/15/21	100	103
	Xcel Energy Inc.	3.300%	6/1/25	525	554

	Natural Gas (0.1%)
	AGL Capital Corp.	3.500%	9/15/21	325	345
	AGL Capital Corp.	3.250%	6/15/26	75	77
	AGL Capital Corp.	5.875%	3/15/41	75	92
	AGL Capital Corp.	4.400%	6/1/43	50	51
	Atmos Energy Corp.	8.500%	3/15/19	75	88
	Atmos Energy Corp.	5.500%	6/15/41	300	382
	British Transco Finance Inc.	6.625%	6/1/18	50	55
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	50	54
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	290
	KeySpan Corp.	8.000%	11/15/30	75	106
	NiSource Finance Corp.	6.400%	3/15/18	30	33
	NiSource Finance Corp.	6.800%	1/15/19	75	84
	NiSource Finance Corp.	5.450%	9/15/20	225	255
	NiSource Finance Corp.	6.125%	3/1/22	75	90
	NiSource Finance Corp.	6.250%	12/15/40	150	195
	NiSource Finance Corp.	5.800%	2/1/42	150	192
	NiSource Finance Corp.	4.800%	2/15/44	125	144
	ONE Gas Inc.	2.070%	2/1/19	75	76
	ONE Gas Inc.	4.658%	2/1/44	25	29
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	57
	Sempra Energy	6.150%	6/15/18	548	596
	Sempra Energy	2.850%	11/15/20	395	410
	Sempra Energy	2.875%	10/1/22	100	102
	Sempra Energy	3.750%	11/15/25	105	112
	Sempra Energy	6.000%	10/15/39	300	369
	Southern California Gas Co.	2.600%	6/15/26	200	205
	Southern California Gas Co.	3.750%	9/15/42	25	27
	Southern California Gas Co.	4.450%	3/15/44	50	59
	Spire Inc.	4.700%	8/15/44	100	105

	Other Utility (0.0%)
	American Water Capital Corp.	6.085%	10/15/17	200	212
	American Water Capital Corp.	3.400%	3/1/25	75	81
	American Water Capital Corp.	6.593%	10/15/37	150	215
	American Water Capital Corp.	4.300%	9/1/45	100	114
	United Utilities plc	5.375%	2/1/19	325	349
					69,102
Total Corporate Bonds (Cost $810,466)					863,390
Sovereign Bonds (U.S. Dollar-Denominated) (5.2%)
	African Development Bank	1.125%	3/15/17	300	301
	African Development Bank	0.875%	3/15/18	150	150
	African Development Bank	1.625%	10/2/18	300	306
	African Development Bank	1.000%	5/15/19	200	201
	African Development Bank	2.375%	9/23/21	650	684
	Agricultural Bank Of China	2.000%	5/21/18	250	252
	Asian Development Bank	0.750%	1/11/17	300	300
	Asian Development Bank	1.125%	3/15/17	600	602
	Asian Development Bank	0.875%	4/26/18	600	601
	Asian Development Bank	5.593%	7/16/18	275	301
	Asian Development Bank	1.750%	9/11/18	225	230
	Asian Development Bank	1.875%	10/23/18	950	973
	Asian Development Bank	1.375%	1/15/19	500	505
	Asian Development Bank	1.750%	3/21/19	25	26
	Asian Development Bank	1.875%	4/12/19	50	51
	Asian Development Bank	1.500%	1/22/20	700	710
	Asian Development Bank	1.625%	3/16/21	1,000	1,020
	Asian Development Bank	1.875%	2/18/22	600	615
	Asian Development Bank	2.000%	1/22/25	300	309
	Asian Development Bank	2.000%	4/24/26	100	102
[7]	Bank of England	1.250%	3/14/19	50	50
	Canada	0.875%	2/14/17	450	450
	Canada	1.125%	3/19/18	450	453
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	150	149

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	300	301
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	500	506
	CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	700	701
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	300	320
	Corp. Andina de Fomento	8.125%	6/4/19	300	354
	Corp. Andina de Fomento	4.375%	6/15/22	832	925
	Council Of Europe Development Bank	1.500%	6/19/17	50	50
	Council Of Europe Development Bank	1.000%	3/7/18	275	276
	Council Of Europe Development Bank	1.125%	5/31/18	200	201
	Council Of Europe Development Bank	1.625%	3/10/20	300	306
	Council Of Europe Development Bank	1.625%	3/16/21	200	203
	Ecopetrol SA	4.250%	9/18/18	100	103
	Ecopetrol SA	5.875%	9/18/23	225	232
	Ecopetrol SA	4.125%	1/16/25	775	709
	Ecopetrol SA	5.375%	6/26/26	250	241
	Ecopetrol SA	7.375%	9/18/43	100	100
	Ecopetrol SA	5.875%	5/28/45	200	174
	Emirates Telecommunications Group
	Co. PJSC	3.500%	6/18/24	200	209
	European Bank for Reconstruction &
	Development	0.750%	9/1/17	700	700
	European Bank for Reconstruction &
	Development	1.000%	9/17/18	150	151
	European Bank for Reconstruction &
	Development	1.625%	11/15/18	200	204
	European Bank for Reconstruction &
	Development	1.750%	6/14/19	275	281
	European Bank for Reconstruction &
	Development	1.750%	11/26/19	500	512
	European Bank for Reconstruction &
	Development	1.500%	3/16/20	350	355
	European Bank for Reconstruction &
	Development	1.875%	2/23/22	200	206
	European Investment Bank	5.125%	5/30/17	675	702
	European Investment Bank	1.000%	8/17/17	250	251
	European Investment Bank	1.125%	9/15/17	400	402
	European Investment Bank	1.000%	12/15/17	250	251
	European Investment Bank	1.000%	3/15/18	200	200
	European Investment Bank	1.250%	5/15/18	900	908
	European Investment Bank	1.000%	6/15/18	650	653
	European Investment Bank	1.125%	8/15/18	350	352
	European Investment Bank	1.625%	12/18/18	400	407
	European Investment Bank	1.875%	3/15/19	1,500	1,536
	European Investment Bank	1.750%	6/17/19	885	903
	European Investment Bank	1.125%	8/15/19	2,500	2,513
	European Investment Bank	1.625%	3/16/20	275	280
	European Investment Bank	1.375%	6/15/20	1,825	1,842
	European Investment Bank	2.875%	9/15/20	1,025	1,094
	European Investment Bank	1.625%	12/15/20	125	127
	European Investment Bank	4.000%	2/16/21	25	28
	European Investment Bank	2.000%	3/15/21	1,550	1,600
	European Investment Bank	2.500%	4/15/21	850	896
	European Investment Bank	1.625%	6/15/21	1,000	1,012
	European Investment Bank	2.125%	10/15/21	100	103
	European Investment Bank	3.250%	1/29/24	400	448
	European Investment Bank	2.500%	10/15/24	200	213
	European Investment Bank	1.875%	2/10/25	1,050	1,068
	Export Development Canada	1.250%	10/26/16	100	100
[8]	Export Development Canada	1.000%	5/15/17	25	25
	Export Development Canada	0.750%	12/15/17	575	575
	Export Development Canada	1.000%	6/15/18	575	578
[8]	Export Development Canada	1.625%	12/3/19	150	153
	Export Development Canada	1.500%	5/26/21	500	508
	Export-Import Bank of Korea	1.750%	2/27/18	625	627
	Export-Import Bank of Korea	2.875%	9/17/18	200	205
	Export-Import Bank of Korea	2.375%	8/12/19	200	204
	Export-Import Bank of Korea	2.500%	5/10/21	300	306
	Export-Import Bank of Korea	4.375%	9/15/21	75	84
	Export-Import Bank of Korea	5.000%	4/11/22	275	316
	Export-Import Bank of Korea	4.000%	1/14/24	650	727
	Export-Import Bank of Korea	2.625%	5/26/26	200	205

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	FMS Wertmanagement AoeR	1.125%	9/5/17	150	151
	FMS Wertmanagement AoeR	1.000%	11/21/17	200	201
	FMS Wertmanagement AoeR	1.625%	11/20/18	500	509
	FMS Wertmanagement AoeR	1.750%	3/17/20	150	154
	Hydro-Quebec	8.400%	1/15/22	775	1,026
	Hydro-Quebec	8.050%	7/7/24	200	281
	Industrial & Commercial Bank of China
	Ltd.	2.351%	11/13/17	250	252
	Industrial & Commercial Bank of China
	Ltd.	3.231%	11/13/19	250	259
	Industrial & Commercial Bank of China
	Ltd.	2.635%	5/26/21	250	253
	Inter-American Development Bank	1.000%	7/14/17	425	427
	Inter-American Development Bank	2.375%	8/15/17	100	102
	Inter-American Development Bank	0.875%	3/15/18	150	150
	Inter-American Development Bank	1.750%	8/24/18	275	280
	Inter-American Development Bank	1.125%	8/28/18	500	503
	Inter-American Development Bank	4.250%	9/10/18	1,050	1,128
	Inter-American Development Bank	1.000%	5/13/19	300	301
	Inter-American Development Bank	1.125%	9/12/19	100	101
	Inter-American Development Bank	3.875%	9/17/19	1,350	1,472
	Inter-American Development Bank	1.750%	10/15/19	600	613
	Inter-American Development Bank	3.875%	2/14/20	50	55
	Inter-American Development Bank	1.875%	6/16/20	275	283
	Inter-American Development Bank	1.750%	4/14/22	800	818
	Inter-American Development Bank	3.000%	2/21/24	650	718
	Inter-American Development Bank	2.125%	1/15/25	400	416
	Inter-American Development Bank	7.000%	6/15/25	100	136
	Inter-American Development Bank	2.000%	6/2/26	1,000	1,028
	International Bank for Reconstruction
	& Development	0.875%	4/17/17	1,450	1,452
	International Bank for Reconstruction
	& Development	1.000%	11/15/17	200	201
	International Bank for Reconstruction
	& Development	1.375%	4/10/18	550	555
	International Bank for Reconstruction
	& Development	1.000%	6/15/18	1,000	1,002
	International Bank for Reconstruction
	& Development	0.875%	7/19/18	1,100	1,102
	International Bank for Reconstruction
	& Development	1.875%	3/15/19	1,225	1,255
	International Bank for Reconstruction
	& Development	1.250%	7/26/19	1,200	1,214
	International Bank for Reconstruction
	& Development	1.875%	10/7/19	600	615
	International Bank for Reconstruction
	& Development	1.375%	3/30/20	100	101
	International Bank for Reconstruction
	& Development	1.625%	3/9/21	1,100	1,118
	International Bank for Reconstruction
	& Development	1.375%	5/24/21	1,100	1,110
	International Bank for Reconstruction
	& Development	2.250%	6/24/21	450	470
	International Bank for Reconstruction
	& Development	1.625%	2/10/22	1,025	1,041
	International Bank for Reconstruction
	& Development	2.500%	7/29/25	1,000	1,072
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	400	535
	International Finance Corp.	1.125%	11/23/16	750	751
	International Finance Corp.	0.625%	12/21/17	250	249
	International Finance Corp.	0.875%	6/15/18	300	300
	International Finance Corp.	1.250%	7/16/18	150	151
	International Finance Corp.	1.750%	9/4/18	350	356
	International Finance Corp.	1.750%	9/16/19	300	307
	International Finance Corp.	2.125%	4/7/26	1,000	1,039
[9]	Japan Bank for International
	Cooperation	1.125%	7/19/17	950	950
[9]	Japan Bank for International
	Cooperation	1.750%	7/31/18	150	151

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[9]	Japan Bank for International
	Cooperation	1.750%	11/13/18	400	404
[9]	Japan Bank for International
	Cooperation	1.875%	4/20/21	300	302
[9]	Japan Bank for International
	Cooperation	3.375%	7/31/23	100	111
[9]	Japan Bank for International
	Cooperation	3.000%	5/29/24	500	539
[9]	Japan Bank for International
	Cooperation	2.125%	2/10/25	200	202
[9]	Japan Bank for International
	Cooperation	2.500%	5/28/25	200	211
[9]	Japan Bank for International
	Cooperation	2.375%	4/20/26	200	209
[9]	Japan Finance Organization for
	Municipalities	5.000%	5/16/17	100	103
[9]	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	300	329
[10]	KFW	0.875%	9/5/17	250	251
[10]	KFW	0.875%	12/15/17	700	701
[10]	KFW	1.000%	1/26/18	300	301
[10]	KFW	4.375%	3/15/18	250	265
[10]	KFW	0.875%	4/19/18	2,000	2,004
[10]	KFW	1.000%	6/11/18	300	301
[10]	KFW	1.125%	8/6/18	600	604
[10]	KFW	1.875%	4/1/19	775	796
[10]	KFW	4.875%	6/17/19	1,350	1,502
[10]	KFW	1.750%	10/15/19	200	205
[10]	KFW	4.000%	1/27/20	50	55
[10]	KFW	1.500%	4/20/20	625	635
[10]	KFW	1.875%	6/30/20	1,100	1,133
[10]	KFW	2.750%	9/8/20	3,200	3,406
[10]	KFW	2.750%	10/1/20	200	213
[10]	KFW	1.625%	3/15/21	900	918
[10]	KFW	1.500%	6/15/21	1,700	1,722
[10]	KFW	2.000%	10/4/22	650	670
[10]	KFW	2.125%	1/17/23	1,025	1,066
[10]	KFW	2.500%	11/20/24	800	849
[10]	KFW	2.000%	5/2/25	300	307
[10]	KFW	0.000%	4/18/36	400	240
	Korea Development Bank	3.250%	9/20/16	250	251
	Korea Development Bank	2.250%	8/7/17	25	25
	Korea Development Bank	1.500%	1/22/18	250	250
	Korea Development Bank	3.000%	3/17/19	200	207
	Korea Development Bank	4.625%	11/16/21	150	170
	Korea Development Bank	3.000%	9/14/22	750	791
	Korea Development Bank	3.750%	1/22/24	400	435
[10]	Landwirtschaftliche Rentenbank	0.875%	9/12/17	725	725
[10]	Landwirtschaftliche Rentenbank	1.000%	4/4/18	100	100
[10]	Landwirtschaftliche Rentenbank	1.875%	9/17/18	150	152
[10]	Landwirtschaftliche Rentenbank	1.750%	4/15/19	75	76
[10]	Landwirtschaftliche Rentenbank	1.375%	10/23/19	50	50
[10]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	859
[10]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	494
	Nexen Energy ULC	7.875%	3/15/32	50	69
	Nexen Energy ULC	6.400%	5/15/37	450	561
	Nexen Energy ULC	7.500%	7/30/39	200	277
	Nordic Investment Bank	1.125%	3/19/18	200	201
	Nordic Investment Bank	1.875%	6/14/19	300	308
	Nordic Investment Bank	1.500%	9/29/20	200	204
	North American Development Bank	4.375%	2/11/20	100	109
[11]	Oesterreichische Kontrollbank AG	5.000%	4/25/17	600	620
[11]	Oesterreichische Kontrollbank AG	1.125%	4/26/19	350	349
[11]	Oesterreichische Kontrollbank AG	1.375%	2/10/20	700	698
[11]	Oesterreichische Kontrollbank AG	1.500%	10/21/20	300	302
[4]	Oriental Republic of Uruguay	4.500%	8/14/24	225	243
[4]	Oriental Republic of Uruguay	4.375%	10/27/27	75	79
[4]	Oriental Republic of Uruguay	7.625%	3/21/36	200	269
[4]	Oriental Republic of Uruguay	4.125%	11/20/45	300	267
[4]	Oriental Republic of Uruguay	5.100%	6/18/50	600	598
	Petroleos Mexicanos	5.750%	3/1/18	625	656

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[7]	Petroleos Mexicanos	5.500%	2/4/19	500	527
	Petroleos Mexicanos	8.000%	5/3/19	500	559
	Petroleos Mexicanos	6.000%	3/5/20	100	108
	Petroleos Mexicanos	3.500%	7/23/20	100	99
	Petroleos Mexicanos	5.500%	1/21/21	350	370
[7]	Petroleos Mexicanos	6.375%	2/4/21	1,251	1,358
	Petroleos Mexicanos	6.375%	2/4/21	200	217
	Petroleos Mexicanos	4.875%	1/24/22	300	306
	Petroleos Mexicanos	3.500%	1/30/23	225	212
	Petroleos Mexicanos	4.875%	1/18/24	350	353
	Petroleos Mexicanos	2.378%	4/15/25	45	46
	Petroleos Mexicanos	4.500%	1/23/26	125	121
[7]	Petroleos Mexicanos	6.875%	8/4/26	797	890
	Petroleos Mexicanos	6.625%	6/15/35	625	647
	Petroleos Mexicanos	6.625%	6/15/38	150	152
	Petroleos Mexicanos	6.500%	6/2/41	400	405
	Petroleos Mexicanos	5.500%	6/27/44	575	521
	Petroleos Mexicanos	5.625%	1/23/46	950	866
[12]	Power Sector Assets & Liabilities
	Management Corp.	9.625%	5/15/28	35	55
	Province of British Columbia	1.200%	4/25/17	100	100
	Province of British Columbia	2.000%	10/23/22	200	207
	Province of British Columbia	2.250%	6/2/26	300	309
	Province of Manitoba	1.300%	4/3/17	75	75
	Province of Manitoba	1.125%	6/1/18	150	151
	Province of Manitoba	1.750%	5/30/19	175	178
	Province of Manitoba	2.050%	11/30/20	300	309
	Province of Manitoba	2.100%	9/6/22	150	153
	Province of Manitoba	3.050%	5/14/24	250	270
	Province of Manitoba	2.125%	6/22/26	90	90
	Province of Ontario	1.100%	10/25/17	250	251
	Province of Ontario	3.150%	12/15/17	225	232
	Province of Ontario	3.000%	7/16/18	225	234
	Province of Ontario	2.000%	9/27/18	200	204
	Province of Ontario	1.250%	6/17/19	500	503
	Province of Ontario	1.650%	9/27/19	225	228
	Province of Ontario	4.000%	10/7/19	575	625
	Province of Ontario	4.400%	4/14/20	1,200	1,333
	Province of Ontario	2.500%	9/10/21	575	601
	Province of Ontario	2.450%	6/29/22	150	156
	Province of Ontario	3.200%	5/16/24	150	164
	Province of Ontario	2.500%	4/27/26	250	258
	Quebec	4.625%	5/14/18	575	614
	Quebec	3.500%	7/29/20	350	379
	Quebec	2.750%	8/25/21	325	344
	Quebec	2.625%	2/13/23	400	420
	Quebec	2.500%	4/20/26	200	206
	Quebec	7.500%	9/15/29	325	494
	Republic of Chile	2.250%	10/30/22	175	176
	Republic of Chile	3.125%	1/21/26	935	963
	Republic of Chile	3.625%	10/30/42	75	75
	Republic of Colombia	7.375%	3/18/19	400	456
	Republic of Colombia	4.375%	7/12/21	450	481
	Republic of Colombia	4.000%	2/26/24	900	939
	Republic of Colombia	8.125%	5/21/24	500	650
[4]	Republic of Colombia	4.500%	1/28/26	130	139
	Republic of Colombia	7.375%	9/18/37	100	130
	Republic of Colombia	6.125%	1/18/41	575	663
[4]	Republic of Colombia	5.625%	2/26/44	500	553
[4]	Republic of Colombia	5.000%	6/15/45	300	311
	Republic of Italy	5.375%	6/12/17	300	311
	Republic of Italy	6.875%	9/27/23	975	1,223
	Republic of Italy	5.375%	6/15/33	175	212
	Republic of Korea	7.125%	4/16/19	800	927
	Republic of Korea	3.875%	9/11/23	200	228
	Republic of Korea	5.625%	11/3/25	100	131
	Republic of Panama	5.200%	1/30/20	200	221
[4]	Republic of Panama	4.000%	9/22/24	200	215
[4]	Republic of Panama	3.750%	3/16/25	200	211
	Republic of Panama	7.125%	1/29/26	600	789
[4]	Republic of Panama	3.875%	3/17/28	300	316

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Republic of Panama	6.700%	1/26/36	292	387
[4]	Republic of Panama	4.300%	4/29/53	200	204
	Republic of Peru	7.125%	3/30/19	150	173
	Republic of Peru	7.350%	7/21/25	425	579
	Republic of Peru	4.125%	8/25/27	200	219
	Republic of Peru	8.750%	11/21/33	445	699
[4]	Republic of Peru	6.550%	3/14/37	225	302
	Republic of Peru	5.625%	11/18/50	350	435
	Republic of Poland	6.375%	7/15/19	961	1,089
	Republic of Poland	5.125%	4/21/21	275	309
	Republic of Poland	5.000%	3/23/22	775	870
	Republic of Poland	3.000%	3/17/23	525	533
	Republic of Poland	4.000%	1/22/24	150	161
	Republic of Poland	3.250%	4/6/26	150	153
	Republic of South Africa	6.875%	5/27/19	250	278
	Republic of South Africa	5.500%	3/9/20	500	536
	Republic of South Africa	4.665%	1/17/24	625	643
	Republic of South Africa	5.875%	9/16/25	300	332
	Republic of South Africa	6.250%	3/8/41	200	230
	Republic of the Philippines	4.000%	1/15/21	350	383
	Republic of the Philippines	9.500%	10/21/24	350	530
	Republic of the Philippines	10.625%	3/16/25	100	164
	Republic of the Philippines	5.500%	3/30/26	425	538
	Republic of the Philippines	9.500%	2/2/30	225	385
	Republic of the Philippines	7.750%	1/14/31	400	619
	Republic of the Philippines	6.375%	1/15/32	500	705
	Republic of the Philippines	6.375%	10/23/34	550	797
	Republic of the Philippines	3.950%	1/20/40	100	115
	Republic of the Philippines	3.700%	3/1/41	200	223
	Republic of Turkey	7.500%	7/14/17	325	344
	Republic of Turkey	6.750%	4/3/18	750	805
	Republic of Turkey	7.000%	3/11/19	425	470
	Republic of Turkey	7.000%	6/5/20	525	595
	Republic of Turkey	5.625%	3/30/21	300	327
	Republic of Turkey	5.125%	3/25/22	425	454
	Republic of Turkey	6.250%	9/26/22	400	452
	Republic of Turkey	3.250%	3/23/23	200	193
	Republic of Turkey	5.750%	3/22/24	900	1,001
	Republic of Turkey	7.375%	2/5/25	650	801
	Republic of Turkey	4.875%	10/9/26	100	105
	Republic of Turkey	11.875%	1/15/30	150	261
	Republic of Turkey	8.000%	2/14/34	50	67
	Republic of Turkey	6.875%	3/17/36	600	730
	Republic of Turkey	6.750%	5/30/40	500	606
	Republic of Turkey	6.000%	1/14/41	200	223
	Republic of Turkey	4.875%	4/16/43	1,120	1,093
	Republic of Turkey	6.625%	2/17/45	400	485
	State of Israel	5.125%	3/26/19	550	605
	State of Israel	3.150%	6/30/23	400	425
	State of Israel	2.875%	3/16/26	200	206
	State of Israel	4.500%	1/30/43	200	225
	Statoil ASA	3.125%	8/17/17	400	409
	Statoil ASA	1.250%	11/9/17	200	201
	Statoil ASA	1.200%	1/17/18	125	125
	Statoil ASA	5.250%	4/15/19	25	28
	Statoil ASA	2.250%	11/8/19	250	256
	Statoil ASA	2.750%	11/10/21	300	312
	Statoil ASA	3.150%	1/23/22	150	158
	Statoil ASA	2.450%	1/17/23	150	151
	Statoil ASA	2.650%	1/15/24	100	101
	Statoil ASA	3.250%	11/10/24	50	53
	Statoil ASA	7.250%	9/23/27	400	549
	Statoil ASA	5.100%	8/17/40	125	150
	Statoil ASA	4.250%	11/23/41	175	186
	Statoil ASA	3.950%	5/15/43	125	130
	Statoil ASA	4.800%	11/8/43	175	203
	Svensk Exportkredit AB	1.750%	5/30/17	200	202
	Svensk Exportkredit AB	1.250%	4/12/19	300	302
	Svensk Exportkredit AB	1.875%	6/17/19	200	204
	Svensk Exportkredit AB	1.875%	6/23/20	200	204
	Svensk Exportkredit AB	1.750%	3/10/21	250	254

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United Mexican States	5.950%	3/19/19	150	168
United Mexican States	5.125%	1/15/20	500	555
United Mexican States	3.500%	1/21/21	100	106
United Mexican States	3.625%	3/15/22	858	905
United Mexican States	4.000%	10/2/23	976	1,048
United Mexican States	3.600%	1/30/25	600	627
United Mexican States	8.300%	8/15/31	100	160
United Mexican States	7.500%	4/8/33	100	144
United Mexican States	6.750%	9/27/34	433	583
United Mexican States	6.050%	1/11/40	1,145	1,440
United Mexican States	4.750%	3/8/44	615	658
United Mexican States	5.550%	1/21/45	200	240
United Mexican States	4.600%	1/23/46	600	629
United Mexican States	5.750%	10/12/10	342	376
Total Sovereign Bonds (Cost $155,366)				161,827
Taxable Municipal Bonds (1.0%)
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	5.939%	2/15/47	150	191
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	6.270%	2/15/50	50	65
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	7.499%	2/15/50	50	74
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	8.084%	2/15/50	125	203
Bay Area Toll Authority California Toll
Bridge Revenue (San Francisco Bay
Area)	6.793%	4/1/30	50	66
Bay Area Toll Authority California Toll
Bridge Revenue (San Francisco Bay
Area)	6.918%	4/1/40	100	146
Bay Area Toll Authority California Toll
Bridge Revenue (San Francisco Bay
Area)	6.263%	4/1/49	250	382
Bay Area Toll Authority California Toll
Bridge Revenue (San Francisco Bay
Area)	6.907%	10/1/50	200	315
California GO	5.750%	3/1/17	100	103
California GO	6.200%	10/1/19	275	317
California GO	5.700%	11/1/21	250	299
California GO	7.500%	4/1/34	600	910
California GO	7.300%	10/1/39	75	113
California GO	7.350%	11/1/39	925	1,407
California GO	7.625%	3/1/40	205	323
California GO	7.600%	11/1/40	200	324
Central Puget Sound WA Regional
Transit Authority Sales & Use Tax
Revenue	5.491%	11/1/39	50	68
Chicago IL GO	7.375%	1/1/33	150	158
Chicago IL GO	7.781%	1/1/35	50	54
Chicago IL O’Hare International Airport
Revenue	6.395%	1/1/40	125	178
Chicago IL Transit Authority Sales Tax
Receipts Revenue	6.200%	12/1/40	150	184
Chicago IL Transit Authority Transfer
Tax Receipts Revenue	6.899%	12/1/40	125	163
Chicago IL Wastewater Transmission
Revenue	6.900%	1/1/40	50	65
Chicago IL Water Revenue	6.742%	11/1/40	275	357
Clark County NV Airport System
Revenue	6.881%	7/1/42	100	114
Clark County NV Airport System
Revenue	6.820%	7/1/45	100	155
Commonwealth Financing Authority
Pennsylvania Revenue	6.218%	6/1/39	150	189
Connecticut GO	5.090%	10/1/30	175	209
Connecticut GO	5.850%	3/15/32	200	260

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Connecticut Special Tax Revenue
(Transportation Infrastructure)	5.459%	11/1/30	50	62
Cook County IL GO	6.229%	11/15/34	50	61
Curators of the University of Missouri
System Facilities Revenue	5.792%	11/1/41	50	72
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	50	64
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	145
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	66
Dallas TX Convention Center Hotel
Development Corp. Hotel Revenue	7.088%	1/1/42	200	282
Dallas TX Independent School District
GO	6.450%	2/15/35	100	120
Denver CO City & County School
District No. 1 COP	7.017%	12/15/37	50	72
Denver CO City & County School
District No. 1 GO	5.664%	12/1/33	50	66
District of Columbia Income Tax
Revenue	5.591%	12/1/34	50	66
District of Columbia Income Tax
Revenue	5.582%	12/1/35	50	66
District of Columbia Water & Sewer
Authority Public Utility Revenue	4.814%	10/1/14	250	292
Energy Northwest Washington Electric
Revenue (Columbia Generating Station)	2.197%	7/1/19	100	103
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.107%	7/1/18	125	127
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.995%	7/1/20	450	471
George Washington University District
of Columbia GO	3.485%	9/15/22	200	215
Georgia GO	4.503%	11/1/25	150	173
Georgia Municipal Electric Power
Authority Revenue	6.637%	4/1/57	250	329
Georgia Municipal Electric Power
Authority Revenue	6.655%	4/1/57	150	195
Georgia Municipal Electric Power
Authority Revenue	7.055%	4/1/57	75	90
Houston TX GO	6.290%	3/1/32	250	321
Houston TX Utility System Revenue	3.828%	5/15/28	75	85
Illinois GO	5.365%	3/1/17	175	179
Illinois GO	5.877%	3/1/19	250	271
Illinois GO	4.950%	6/1/23	550	583
Illinois GO	5.100%	6/1/33	1,200	1,152
Illinois GO	7.350%	7/1/35	300	336
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	150	202
Illinois Toll Highway Authority Revenue	5.851%	12/1/34	50	67
Indianapolis IN Local Public
Improvement Revenue	6.116%	1/15/40	250	349
JobsOhio Beverage System Statewide
Liquor Profits Revenue	3.985%	1/1/29	150	169
JobsOhio Beverage System Statewide
Liquor Profits Revenue	4.532%	1/1/35	100	117
Kansas Development Finance Authority
Revenue	4.727%	4/15/37	200	222
Los Angeles CA Community College
District GO	6.600%	8/1/42	300	458
Los Angeles CA Department of
Airports International Airport Revenue	6.582%	5/15/39	100	139
Los Angeles CA Department of Water
& Power Revenue	6.008%	7/1/39	150	201
Los Angeles CA Department of Water
& Power Revenue	6.166%	7/1/40	25	29
Los Angeles CA Department of Water
& Power Revenue	6.574%	7/1/45	100	151
Los Angeles CA Department of Water
& Power Revenue	6.603%	7/1/50	100	155
Los Angeles CA Unified School District
GO	5.755%	7/1/29	200	258
Los Angeles CA Unified School District
GO	5.750%	7/1/34	125	165

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Los Angeles CA Unified School District
	GO	6.758%	7/1/34	50	72
	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax
	Revenue	5.735%	6/1/39	75	99
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.488%	8/1/33	100	141
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.618%	8/1/40	50	77
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	50	68
	Massachusetts GO	4.200%	12/1/21	125	140
	Massachusetts GO	5.456%	12/1/39	150	204
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.715%	8/15/39	100	132
	Massachusetts Transportation Fund
	Revenue	5.731%	6/1/40	50	68
	Massachusetts Water Pollution
	Abatement Trust Revenue	5.192%	8/1/40	75	93
	Metropolitan Government of Nashville
	& Davidson County TN Convention
	Center Authority Tourism Tax Revenue	6.731%	7/1/43	50	69
	Metropolitan Government of Nashville
	& Davidson County TN GO	5.707%	7/1/34	50	64
	Metropolitan Washington DC/VA
	Airports Authority Dulles Toll Road
	Revenue	7.462%	10/1/46	50	77
	Metropolitan Water District of
	Southern California Revenue	6.947%	7/1/40	50	60
	Mississippi GO	5.245%	11/1/34	50	63
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	50	64
[13]	New Jersey Economic Development
	Authority Revenue (State Pension
	Funding)	7.425%	2/15/29	225	278
	New Jersey Transportation Trust Fund
	Authority Transportation System
	Revenue	6.104%	12/15/28	100	109
	New Jersey Transportation Trust Fund
	Authority Transportation System
	Revenue	6.561%	12/15/40	800	948
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	100	157
	New York City NY GO	6.246%	6/1/35	25	29
	New York City NY GO	5.968%	3/1/36	100	136
	New York City NY GO	5.985%	12/1/36	50	67
	New York City NY GO	5.517%	10/1/37	50	65
	New York City NY GO	6.271%	12/1/37	100	141
	New York City NY GO	5.846%	6/1/40	50	69
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.750%	6/15/41	50	69
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.952%	6/15/42	50	71
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	6.011%	6/15/42	50	72
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.440%	6/15/43	100	136
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.882%	6/15/44	175	252
	New York City NY Transitional Finance
	Authority Building Aid Revenue	6.828%	7/15/40	150	215
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.767%	8/1/36	150	197
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.508%	8/1/37	100	131

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.572%	11/1/38	75	98
	New York Metropolitan Transportation
	Authority Revenue (Dedicated Tax
	Fund)	7.336%	11/15/39	400	634
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	5.871%	11/15/39	50	66
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	6.648%	11/15/39	100	142
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.500%	3/15/30	125	159
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.289%	3/15/33	100	126
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.628%	3/15/39	100	133
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.389%	3/15/40	75	99
	New York State Urban Development
	Corp. Revenue (Personal Income Tax) 5.770%		3/15/39	150	192
	New York State Urban Development
	Corp. Revenue (Personal Income Tax) 5.838%		3/15/40	50	66
	New York University Hospitals Center
	GO	4.428%	7/1/42	75	82
	New York University Hospitals Center
	Revenue	5.750%	7/1/43	100	132
	North Texas Tollway Authority System
	Revenue	6.718%	1/1/49	100	153
	Ohio State University General Receipts
	Revenue	4.910%	6/1/40	100	127
	Ohio State University General Receipts
	Revenue	4.800%	6/1/11	100	112
	Ohio State University General Receipts
	Revenue	5.590%	12/1/14	50	62
	Ohio Water Development Authority
	Water Pollution Control Loan Fund
	Revenue	4.879%	12/1/34	75	90
	Orange County CA Local Transportation
	Authority Sales Tax Revenue	6.908%	2/15/41	50	73
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	150	205
	Oregon GO	5.762%	6/1/23	200	235
	Oregon GO	5.892%	6/1/27	75	99
[14]	Oregon School Boards Association GO	4.759%	6/30/28	75	88
[15]	Oregon School Boards Association GO	5.528%	6/30/28	50	62
	Pennsylvania GO	4.650%	2/15/26	50	56
	Pennsylvania GO	5.350%	5/1/30	200	223
	Pennsylvania Public School Building
	Authority Lease Revenue (School
	District of Philadelphia)	5.000%	9/15/27	50	55
	Pennsylvania Turnpike Commission
	Revenue	5.511%	12/1/45	50	66
	Pennsylvania Turnpike Commission
	Revenue	5.561%	12/1/49	50	68
	Port Authority of New York & New
	Jersey Revenue	6.040%	12/1/29	75	98
	Port Authority of New York & New
	Jersey Revenue	4.960%	8/1/46	250	311
	Port Authority of New York & New
	Jersey Revenue	5.310%	8/1/46	100	110
	Port Authority of New York & New
	Jersey Revenue	4.458%	10/1/62	550	629
	Port Authority of New York & New
	Jersey Revenue	4.810%	10/15/65	100	121
	President & Fellows of Harvard College
	Massachusetts GO	4.875%	10/15/40	125	166
	Regional Transportation District of
	Colorado Sales Tax Revenue	5.844%	11/1/50	100	146
	Rutgers State University New Jersey
	Revenue	5.665%	5/1/40	50	64

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Sacramento CA Public Financing
	Authority Lease Revenue	5.637%	4/1/50	100	120
	Salt River Project Arizona Agricultural
	Improvement & Power District
	Revenue	4.839%	1/1/41	50	64
	San Antonio TX Electric & Gas Systems
	Revenue	5.985%	2/1/39	125	177
	San Antonio TX Electric & Gas Systems
	Revenue	5.718%	2/1/41	50	69
	San Antonio TX Electric & Gas Systems
	Revenue	5.808%	2/1/41	125	175
	San Diego County CA Regional Airport
	Authority Revenue	5.594%	7/1/43	75	85
	San Diego County CA Water Authority
	Revenue	6.138%	5/1/49	250	361
	San Francisco CA City & County Public
	Utilities Commission Water Revenue	6.000%	11/1/40	50	66
	San Francisco CA City & County Public
	Utilities Commission Water Revenue	6.950%	11/1/50	100	152
	Santa Clara Valley CA Transportation
	Authority Sales Tax Revenue	5.876%	4/1/32	200	258
	South Carolina Public Service Authority
	Revenue	6.454%	1/1/50	200	285
	Texas GO	5.517%	4/1/39	50	70
	Texas Transportation Commission
	Revenue	5.028%	4/1/26	50	61
	Texas Transportation Commission
	Revenue	5.178%	4/1/30	175	225
	Texas Transportation Commission
	Revenue	4.631%	4/1/33	350	435
	Texas Transportation Commission
	Revenue	4.681%	4/1/40	50	63
	Tufts University Massachusetts GO	5.017%	4/15/12	200	236
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	100	144
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	50	72
	University of California Revenue	6.270%	5/15/31	500	561
	University of California Revenue	4.765%	5/15/44	100	108
	University of California Revenue	5.946%	5/15/45	175	236
	University of Massachusetts Building
	Authority Revenue	5.450%	11/1/40	50	64
	University of Southern California GO	5.250%	10/1/11	100	134
	University of Texas System Revenue
	Financing System Revenue	5.262%	7/1/39	50	67
	University of Texas System Revenue
	Financing System Revenue	6.276%	8/15/41	25	28
	University of Texas System Revenue
	Financing System Revenue	5.134%	8/15/42	100	130
	University of Texas System Revenue
	Financing System Revenue	4.794%	8/15/46	75	95
	Utah GO	4.554%	7/1/24	50	58
	Utah GO	3.539%	7/1/25	50	56
	Washington GO	5.090%	8/1/33	250	312
	Washington GO	5.140%	8/1/40	150	199
[15]	Wisconsin GO	5.700%	5/1/26	75	92
Total Taxable Municipal Bonds (Cost $25,739)					31,377

				Shares
Temporary Cash Investment (3.6%)
Money Market Fund (3.6%)
[16]	Vanguard Market Liquidity Fund
	(Cost $110,982)	0.538%	110,981,600		110,982
Total Investments (102.9%) (Cost $3,028,557)					3,180,378

Vanguard Total Bond Market Index Portfolio

Amount
($000)
Other Assets and Liabilities (-2.9%)
Other Assets
Investment in Vanguard	247
Receivables for Investment Securities Sold	33,822
Receivables for Accrued Income	19,620
Receivables for Capital Shares Issued	943
Total Other Assets	54,632
Liabilities
Payables for Investment Securities Purchased	(140,641)
Payables for Capital Shares Redeemed	(1,068)
Payables to Vanguard	(2,343)
Other Liabilities	(1,277)
Total Liabilities	(145,329)
Net Assets (100%)
Applicable to 255,079,563 outstanding $.001 par value shares of beneficial interest (unlimited authorization) 3,089,681
Net Asset Value Per Share	$12.11

At June 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	2,902,902
Undistributed Net Investment Income	32,483
Accumulated Net Realized Gains	2,475
Unrealized Appreciation (Depreciation)	151,821
Net Assets	3,089,681

• See Note A in Notes to Financial Statements.
1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of June 30, 2016.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the aggregate value of these securities was $29,347,000, representing 0.9% of net assets.
8 Guaranteed by the Government of Canada.
9 Guaranteed by the Government of Japan.
10 Guaranteed by the Federal Republic of Germany.
11 Guaranteed by the Republic of Austria.
12 Guaranteed by the Republic of the Philippines.
13 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
14 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
15 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2016
($000)
Investment Income
Income
Interest[1]	38,246
Total Income	38,246
Expenses
The Vanguard Group—Note B
Investment Advisory Services	154
Management and Administrative	1,627
Marketing and Distribution	299
Custodian Fees	84
Shareholders’ Reports	24
Trustees’ Fees and Expenses	1
Total Expenses	2,189
Net Investment Income	36,057
Realized Net Gain (Loss) on
Investment Securities Sold	2,988
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	118,062
Net Increase (Decrease) in Net Assets
Resulting from Operations	157,107
1 Interest income from an affiliated company of the portfolio was $242,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,057	66,685
Realized Net Gain (Loss)	2,988	7,989
Change in Unrealized Appreciation (Depreciation)	118,062	(68,439)
Net Increase (Decrease) in Net Assets Resulting from Operations	157,107	6,235
Distributions
Net Investment Income	(66,607)	(60,234)
Realized Capital Gain[1]	(7,935)	(11,294)
Total Distributions	(74,542)	(71,528)
Capital Share Transactions
Issued	313,705	559,680
Issued in Lieu of Cash Distributions	74,542	71,528
Redeemed	(180,382)	(385,816)
Net Increase (Decrease) from Capital Share Transactions	207,865	245,392
Total Increase (Decrease)	290,430	180,099
Net Assets
Beginning of Period	2,799,251	2,619,152
End of Period[2]	3,089,681	2,799,251
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $1,202,000 and $6,644,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $32,483,000 and $63,033,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.79	$12.07	$11.73	$12.46	$12.43	$12.06
Investment Operations
Net Investment Income	.139	.276	.281	.305	.301	.357
Net Realized and Unrealized Gain (Loss)
on Investments	.491	(.233)	.397	(.580)	.183	.528
Total from Investment Operations	.630	.043	.678	(.275)	.484	.885
Distributions
Dividends from Net Investment Income	(.277)	(.272)	(.295)	(.315)	(.341)	(.405)
Distributions from Realized Capital Gains	(.033)	(.051)	(.043)	(.140)	(.113)	(.110)
Total Distributions	(.310)	(.323)	(.338)	(.455)	(.454)	(.515)
Net Asset Value, End of Period	$12.11	$11.79	$12.07	$11.73	$12.46	$12.43

Total Return	5.43%	0.33%	5.89%	-2.29%	4.02%	7.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,090	$2,799	$2,619	$2,305	$2,666	$2,488
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.19%	0.19%	0.20%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.47%	2.43%	2.47%	2.36%	2.49%	3.06%
Portfolio Turnover Rate[1]	99%	149%	118%	106%	105%	113%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Includes 32%, 61%, 61%, 69%, 66%, and 53% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Notes to Financial Statements

Vanguard Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

3. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and for the period ended June 30, 2016, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Vanguard Total Bond Market Index Portfolio

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2016, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2016, the portfolio had contributed to Vanguard capital in the amount of $247,000, representing 0.01% of the portfolio’s net assets and 0.10% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,923,455	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	89,347	—
Corporate Bonds	—	863,390	—
Sovereign Bonds	—	161,827	—
Taxable Municipal Bonds	—	31,377	—
Temporary Cash Investments	110,982	—	—
Total	110,982	3,069,396	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will

Vanguard Total Bond Market Index Portfolio

reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2016, the cost of investment securities for tax purposes was $3,028,557,000. Net unrealized appreciation of investment securities for tax purposes was $151,821,000, consisting of unrealized gains of $154,924,000 on securities that had risen in value since their purchase and $3,103,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2016, the portfolio purchased $187,823,000 of investment securities and sold $100,431,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,436,297,000 and $1,347,934,000, respectively.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2016	December 31, 2015
	Shares	Shares
	(000)	(000)
Issued	26,324	46,908
Issued in Lieu of Cash Distributions	6,360	6,016
Redeemed	(15,128)	(32,427)
Net Increase (Decrease) in Shares Outstanding	17,556	20,497

At June 30, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 49% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2016, that would require recognition or disclosure in these financial statements.

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	12/31/2015	6/30/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,054.31	$0.77
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.12	0.75

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Vanguard Total Bond Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Fixed Income Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard Total Bond Market Index Portfolio

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the portfolio with respect to any person or entity. Barclays’ only relationship to Vanguard and the portfolio is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the portfolio or any owners or purchasers of the portfolio. Barclays has no obligation to take the needs of Vanguard, the portfolio, or the owners of the portfolio into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the portfolio.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the portfolio or any other person or entity from the use of the index or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. Aggregate Float Adjusted Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

Vanguard® Total Stock Market Index Portfolio

Vanguard Total Stock Market Index Portfolio returned 3.51% for the six months ended June 30, 2016, as the market finished the half year with solid gains despite significant volatility. The portfolio’s performance was in line with its benchmark index (+3.57%) and ahead of the average return of peer funds (+2.08%).

The table below shows the returns of your portfolio and its comparative standards.

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. Because of its heavy weighting, you may wish to review the Equity Index Portfolio’s financial statements, which are included in this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Consumer staples and energy drove portfolio performance
Most of the ten industry sectors represented in the portfolio advanced. Consumer staples and energy were notable contributors. Within consumer staples, tobacco, food, and household product companies were among the leaders. As oil and commodity prices have bounced back over the past few months, so have the energy sector’s integrated oil and gas companies and exploration and production firms.

Two of the smaller sectors, telecommunication services and utilities, made outsized contributions. They are often viewed as safer, defensive sectors, and their outperformance reflected the caution many investors felt during the period.

Both industries deliver stable, steady dividend yields, which tend to attract those seeking income at a time when bond yields are historically low and stock volatility is high.

Industrials, which returned about 6%, also performed well. Gains were evident across most of the sector; conglomerates, machinery, and aerospace and defense firms all made solid contributions.

Financials, one of the largest sectors, was the top detractor from the portfolio’s return. Lower long-term interest rates have hurt banks, asset managers, consumer finance companies, and investment firms.

However, the financial industry was the leading contributor in the Extended Market Index Fund because of the strong performance of real estate investment trusts (REITs), the largest subsector of midsize and small financial firms. REITs rose as investors gravitated to assets that generate regular income; they are required to pay out at least 90% of their income as investor dividends. Falling rates can also benefit REITs, because lower capital costs can help their profit margins, particularly in a growing economy.

Information technology was down slightly for the period as stocks of some internet and technology hardware firms declined.

Total Returns
Six Months Ended
June 30, 2016
Vanguard Total Stock Market Index Portfolio	3.51%
S&P Total Market Index	3.57
Variable Insurance Multi-Cap Core Funds Average[1]	2.08

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
	Acquired Fund	Variable Insurance
	Fees and	Multi-Cap Core
	Expenses	Funds Average
Total Stock Market Index Portfolio	0.16%	0.81%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 This figure—drawn from the prospectus dated April 29, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2016, the annualized acquired fund fees and expenses were 0.16%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Vanguard Total Stock Market Index Portfolio

Portfolio Profile
As of June 30, 2016

Total Portfolio Characteristics

Yield[1]	2.2%
Acquired Fund Fees and Expenses[2]	0.16%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	82.3%
Vanguard Extended Market Index Fund	17.7

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 29, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2016, the annualized acquired fund fees and expenses were 0.16%.
3 S&P Total Market Index.

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2005–June 30, 2016

Average Annual Total Returns: Periods Ended June 30, 2016

	Inception Date	One Year	Five Years	Ten Years
Total Stock Market Index Portfolio	1/8/2003	1.98%	11.42%	7.29%

1 Six months ended June 30, 2016.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Stock Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable Insurance Fund - Equity Index Portfolio	43,648,678	1,443,462
Vanguard Extended Market Index Fund Investor Shares	4,797,188	310,858
Total Investment Companies (Cost $1,572,832)		1,754,320
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.538% (Cost $215)	215,000	215
Total Investments (100.0%) (Cost $1,573,047)		1,754,535

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Capital Shares Issued		944
Liabilities
Payables for Investment Securities Purchased		(905)
Payables for Capital Shares Redeemed		(65)
Total Liabilities		(970)
Net Assets (100%)
Applicable to 55,941,102 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,754,509
Net Asset Value Per Share		$31.36

At June 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,502,929
Undistributed Net Investment Income	33,146
Accumulated Net Realized Gains	36,946
Unrealized Appreciation (Depreciation)	181,488
Net Assets	1,754,509

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2016
($000)
Investment Income
Income
Affiliated Income Distributions Received	33,426
Net Investment Income—Note B	33,426
Realized Net Gain (Loss)
Capital Gain Distributions Received	25,902
Affiliated Investment Securities Sold	11,065
Realized Net Gain (Loss)	36,967
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(10,619)
Net Increase (Decrease) in Net Assets
Resulting from Operations	59,774

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	33,426	25,594
Realized Net Gain (Loss)	36,967	66,824
Change in Unrealized Appreciation (Depreciation)	(10,619)	(87,522)
Net Increase (Decrease) in Net Assets Resulting from Operations	59,774	4,896
Distributions
Net Investment Income	(25,627)	(21,231)
Realized Capital Gain[1]	(66,820)	(53,936)
Total Distributions	(92,447)	(75,167)
Capital Share Transactions
Issued	76,031	225,941
Issued in Lieu of Cash Distributions	92,447	75,167
Redeemed	(80,163)	(160,713)
Net Increase (Decrease) from Capital Share Transactions	88,315	140,395
Total Increase (Decrease)	55,642	70,124
Net Assets
Beginning of Period	1,698,867	1,628,743
End of Period[2]	1,754,509	1,698,867
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $741,000 and $834,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $33,146,000 and $25,347,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$32.06	$33.46	$32.01	$25.32	$23.63	$24.44
Investment Operations
Net Investment Income	.599	.480	.506[1]	.454	.442	.364[1]
Capital Gain Distributions Received	.439	.672	.462[1]	.560	.858	.649[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.008	(1.019)	2.717	7.116	2.488	(.753)
Total from Investment Operations	1.046	.133	3.685	8.130	3.788	.260
Distributions
Dividends from Net Investment Income	(.484)	(.433)	(.450)	(.435)	(.428)	(.340)
Distributions from Realized Capital Gains	(1.262)	(1.100)	(1.785)	(1.005)	(1.670)	(.730)
Total Distributions	(1.746)	(1.533)	(2.235)	(1.440)	(2.098)	(1.070)
Net Asset Value, End of Period	$31.36	$32.06	$33.46	$32.01	$25.32	$23.63

Total Return	3.51%	0.37%	12.29%	33.28%	16.33%	0.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,755	$1,699	$1,629	$1,209	$903	$786
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.17%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.11%	1.53%	1.61%	1.62%	1.83%	1.52%
Portfolio Turnover Rate	5%	5%	9%	17%	8%	12%
The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Notes to Financial Statements

Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and for the period ended June 30, 2016, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each portfolio is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended June 30, 2016, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2016, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Total Stock Market Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2016, the cost of investment securities for tax purposes was $1,573,047,000. Net unrealized appreciation of investment securities for tax purposes was $181,488,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2016	December 31, 2015
	Shares	Shares
	(000)	(000)
Issued	2,497	6,892
Issued in Lieu of Cash Distributions	3,083	2,330
Redeemed	(2,624)	(4,912)
Net Increase (Decrease) in Shares Outstanding	2,956	4,310

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Dec. 31,		Proceeds			June 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market
Index Fund	315,877	8,217	18,329	1,717	—	310,858
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	215
Vanguard Variable Insurance
Fund—Equity Index Portfolio	1,382,988	87,235	22,114	31,709	25,902	1,443,462
Total	1,698,865	95,452	40,443	33,426	25,902	1,754,535
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2016, that would require recognition or disclosure in these financial statements.

Vanguard Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	12/31/2015	6/30/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,035.11	$0.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.07	0.81

1 The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (182/366).

Vanguard Total Stock Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

10

Vanguard® Equity Index Portfolio

Despite significant volatility, the broad U.S. stock market finished the first half of 2016 with solid gains. For the six months ended June 30, 2016 Vanguard Equity Index Portfolio returned 3.78%, in line with its benchmark index (+3.84%) and better than the average return of peer funds (+2.54%).

The table below shows the returns of your portfolio and its comparative standards for the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Consumer staples and energy drove portfolio performance
The Equity Index Portfolio invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. Stocks of large-capitalization companies returned more than those of smaller companies, helping the portfolio to slightly outpace the broad market.

Eight of the ten industry sectors represented in the portfolio advanced, with four of them—consumer staples, energy, telecommunication services, and utilities—posting double-digit returns. Aside from energy, these sectors are often viewed as safer and more defensive; their outperformance reflected the caution many investors felt during the period.

Consumer staples and energy lifted performance most, each adding more than 1 percentage point to the portfolio’s overall result. Within consumer staples (+10%), tobacco, food, and household product companies were among the leaders.

As oil and commodity prices have bounced back a bit over the past few months, so has the energy sector (+16%). Integrated oil and gas companies and exploration and production firms have done particularly well.

Telecommunication services (+25%) and utilities (+23%), two of the fund’s smaller-weighted sectors, also provided a significant boost to returns. Both industries deliver stable, steady dividend yields, which tend to be attractive to investors seeking income at a time when bond yields are historically low and stock volatility is high.

Industrials, which returned about 6%, was another notable performer. Gains were evident across most of the sector, with conglomerates, machinery, and aerospace and defense firms making solid contributions.

Financials (–3%) detracted the most from the index’s return. Lower long-term interest rates have hurt banks, asset managers, consumer finance companies, and investment firms. Information technology was down slightly for the period; stocks of some internet and technology hardware firms experienced declines.

Total Returns
Six Months Ended
June 30, 2016
Vanguard Equity Index Portfolio	3.78%
S&P 500 Index	3.84
Variable Insurance Large-Cap Core Funds Average[1]	2.54

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.15%	0.40%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the annualized expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Vanguard Equity Index Portfolio

Portfolio Profile
As of June 30, 2016

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	507	505	3,863
Median Market Cap	$77.0B	$78.7B	$53.0B
Price/Earnings Ratio	20.7x	20.7x	22.0x
Price/Book Ratio	2.8x	2.8x	2.7x
Yield[3]	2.0%	2.2%	2.1%
Return on Equity	17.6%	17.3%	16.5%
Earnings Growth Rate	6.9%	7.0%	7.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	5%	—	—
Expense Ratio[5]	0.15%	—	—
Short-Term Reserves	0.5%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	1.00	0.98

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	12.3%	12.3%	12.9%
Consumer Staples	10.6	10.6	9.3
Energy	7.4	7.4	6.7
Financials	15.7	15.7	17.5
Health Care	14.7	14.7	14.2
Industrials	10.2	10.2	10.6
Information Technology	19.6	19.8	19.2
Materials	2.9	2.8	3.3
Telecommunication
Services	2.9	2.9	2.6
Utilities	3.7	3.6	3.7

Ten Largest Holdings[6] (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	2.9%
Alphabet Inc.	Internet Software
	& Services	2.2
Microsoft Corp.	Systems Software	2.2
Exxon Mobil Corp.	Integrated Oil & Gas	2.1
Johnson & Johnson	Pharmaceuticals	1.8
General Electric Co.	Industrial
	Conglomerates	1.6
Amazon.com Inc.	Internet Retail	1.5
Berkshire
Hathaway Inc.	Multi-Sector Holdings	1.5
AT&T Inc.	Integrated
	Telecommunication
	Services	1.5
Facebook Inc.	Internet Software
	& Services	1.4
Top Ten		18.7%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2016, the annualized expense ratio was 0.15%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2005–June 30, 2016

Average Annual Total Returns: Periods Ended June 30, 2016

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	3.87%	11.94%	7.32%

1 Six months ended June 30, 2016.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (12.2%)
*	Amazon.com Inc.	87,692	62,754
	Home Depot Inc.	282,011	36,010
	Comcast Corp. Class A	548,008	35,725
	Walt Disney Co.	338,335	33,096
	McDonald’s Corp.	198,991	23,947
	Starbucks Corp.	332,102	18,970
	NIKE Inc. Class B	301,878	16,664
	Lowe’s Cos. Inc.	200,901	15,905
*	Priceline Group Inc.	11,259	14,056
	Time Warner Inc.	178,251	13,109
	TJX Cos. Inc.	149,925	11,579
	Ford Motor Co.	884,481	11,118
	Target Corp.	133,604	9,328
	General Motors Co.	317,627	8,989
*	Netflix Inc.	97,141	8,886
	Yum! Brands Inc.	92,445	7,666
	Twenty-First Century
	Fox Inc. Class A	248,371	6,718
	Johnson Controls Inc.	147,025	6,507
	Dollar General Corp.	64,388	6,052
*	O’Reilly Automotive Inc.	21,867	5,928
*	AutoZone Inc.	6,773	5,377
	Ross Stores Inc.	90,952	5,156
	CBS Corp. Class B	94,181	5,127
*	Dollar Tree Inc.	53,287	5,022
	Newell Brands Inc.	103,135	5,009
	VF Corp.	75,740	4,657
	Omnicom Group Inc.	54,215	4,418
	Carnival Corp.	99,525	4,399
	Delphi Automotive plc	62,019	3,882
	L Brands Inc.	57,089	3,832
*	Ulta Salon Cosmetics
	& Fragrance Inc.	14,263	3,475
	Genuine Parts Co.	34,018	3,444
	Viacom Inc. Class B	78,326	3,248
	Marriott International Inc.
	Class A	43,104	2,865
	Whirlpool Corp.	17,115	2,852
	Starwood Hotels & Resorts
	Worldwide Inc.	38,247	2,828
	Expedia Inc.	26,417	2,808
	Tractor Supply Co.	30,246	2,758
*	Mohawk Industries Inc.	14,478	2,747
	Advance Auto Parts Inc.	16,676	2,695
	Twenty-First Century
	Fox Inc.	97,757	2,664
*	Chipotle Mexican Grill Inc.
	Class A	6,586	2,653
	Royal Caribbean Cruises Ltd.	38,292	2,571
	Coach Inc.	62,861	2,561
	Mattel Inc.	77,258	2,417
	DR Horton Inc.	74,927	2,359
	Macy’s Inc.	70,023	2,353
*	LKQ Corp.	69,518	2,204
*	CarMax Inc.	43,787	2,147
	Hanesbrands Inc.	85,135	2,139
	Hasbro Inc.	25,390	2,133

			Market
			Value•
		Shares	($000)
	Interpublic Group of Cos. Inc.	91,267	2,108
*	Michael Kors Holdings Ltd.	40,159	1,987
	Best Buy Co. Inc.	63,991	1,958
	Lennar Corp. Class A	41,445	1,911
	Harley-Davidson Inc.	41,136	1,863
	Wyndham Worldwide Corp.	25,176	1,793
	PVH Corp.	18,505	1,744
	Foot Locker Inc.	30,778	1,689
	Wynn Resorts Ltd.	18,555	1,682
*,^ Under Armour Inc. Class A		41,367	1,660
*	TripAdvisor Inc.	25,617	1,647
	Darden Restaurants Inc.	25,649	1,625
	Kohl’s Corp.	42,071	1,595
	Leggett & Platt Inc.	30,344	1,551
	Goodyear Tire & Rubber Co.	60,184	1,544
	Tiffany & Co.	25,107	1,523
*	Under Armour Inc.	41,652	1,516
	Bed Bath & Beyond Inc.	34,808	1,504
	BorgWarner Inc.	49,850	1,472
	Signet Jewelers Ltd.	17,820	1,469
	PulteGroup Inc.	71,425	1,392
	Scripps Networks
	Interactive Inc. Class A	21,371	1,331
*	Discovery
	Communications Inc.	53,418	1,274
	Staples Inc.	147,351	1,270
	News Corp. Class A	109,223	1,240
	H&R Block Inc.	52,718	1,213
	Ralph Lauren Corp. Class A	13,232	1,186
	TEGNA Inc.	49,632	1,150
	Harman International
	Industries Inc.	15,752	1,131
	Garmin Ltd.	26,615	1,129
	Nordstrom Inc.	28,646	1,090
	Gap Inc.	50,809	1,078
*	Discovery Communications
	Inc. Class A	33,718	851
*	AutoNation Inc.	15,981	751
*	Urban Outfitters Inc.	19,709	542
			506,276
Consumer Staples (10.5%)
	Procter & Gamble Co.	603,324	51,083
	Coca-Cola Co.	882,587	40,008
	Philip Morris
	International Inc.	351,600	35,765
	PepsiCo Inc.	327,400	34,685
	Altria Group Inc.	443,475	30,582
	Wal-Mart Stores Inc.	346,229	25,282
	CVS Health Corp.	243,461	23,309
	Walgreens Boots
	Alliance Inc.	195,935	16,316
	Mondelez International Inc.
	Class A	351,855	16,013
	Costco Wholesale Corp.	99,372	15,605
	Colgate-Palmolive Co.	202,472	14,821
	Kraft Heinz Co.	135,120	11,955
	Kimberly-Clark Corp.	81,712	11,234
	Reynolds American Inc.	187,656	10,120
	General Mills Inc.	134,814	9,615

			Market
			Value•
		Shares	($000)
	Kroger Co.	216,238	7,955
	Constellation Brands Inc.
	Class A	39,905	6,600
	Sysco Corp.	118,808	6,028
	Archer-Daniels-Midland Co.	133,212	5,714
*	Monster Beverage Corp.	31,822	5,114
	ConAgra Foods Inc.	98,571	4,713
	Kellogg Co.	57,218	4,672
	Estee Lauder Cos. Inc.
	Class A	50,268	4,575
	Tyson Foods Inc. Class A	68,232	4,557
	Molson Coors Brewing Co.
	Class B	41,660	4,213
	JM Smucker Co.	27,195	4,145
	Dr Pepper Snapple
	Group Inc.	42,242	4,082
	Clorox Co.	29,387	4,067
	Mead Johnson Nutrition Co.	42,181	3,828
	Hershey Co.	32,090	3,642
	Church & Dwight Co. Inc.	29,294	3,014
	McCormick & Co. Inc.	25,965	2,770
	Campbell Soup Co.	40,716	2,709
	Whole Foods Market Inc.	72,840	2,332
	Brown-Forman Corp.
	Class B	22,775	2,272
	Hormel Foods Corp.	61,020	2,233
			435,628
Energy (7.4%)
	Exxon Mobil Corp.	939,927	88,109
	Chevron Corp.	427,261	44,790
	Schlumberger Ltd.	314,975	24,908
	Occidental Petroleum Corp.	173,145	13,083
	ConocoPhillips	280,687	12,238
	EOG Resources Inc.	124,782	10,409
	Halliburton Co.	194,770	8,821
	Phillips 66	106,040	8,413
	Kinder Morgan Inc.	414,784	7,765
	Anadarko Petroleum Corp.	115,709	6,162
	Spectra Energy Corp.	155,233	5,686
	Pioneer Natural
	Resources Co.	37,147	5,617
	Valero Energy Corp.	106,635	5,438
	Apache Corp.	85,489	4,759
	Marathon Petroleum Corp.	119,704	4,544
	Baker Hughes Inc.	98,985	4,467
	Devon Energy Corp.	118,323	4,289
	Hess Corp.	59,443	3,573
*	Concho Resources Inc.	29,418	3,509
	Noble Energy Inc.	96,986	3,479
	Williams Cos. Inc.	154,431	3,340
	EQT Corp.	39,057	3,024
	Marathon Oil Corp.	191,483	2,874
	National Oilwell Varco Inc.	85,222	2,868
	Cabot Oil & Gas Corp.	104,924	2,701
	Cimarex Energy Co.	21,506	2,566
	Columbia Pipeline Group Inc.	90,651	2,311
	ONEOK Inc.	47,512	2,255
	Tesoro Corp.	27,063	2,028
*	Newfield Exploration Co.	44,438	1,963

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Range Resources Corp.	38,281	1,651
	Helmerich & Payne Inc.	24,328	1,633
*	FMC Technologies Inc.	50,610	1,350
*	Southwestern Energy Co.	106,875	1,345
	Murphy Oil Corp.	36,637	1,163
	Transocean Ltd.	77,558	922
*	Chesapeake Energy Corp.	132,043	565
	Diamond Offshore
	Drilling Inc.	14,976	364
			304,982
Financials (15.7%)
*	Berkshire Hathaway Inc.
	Class B	393,263	56,940
	JPMorgan Chase & Co.	828,832	51,504
	Wells Fargo & Co.	1,047,260	49,567
	Bank of America Corp.	2,328,246	30,896
	Citigroup Inc.	665,227	28,199
	Simon Property Group Inc.	70,138	15,213
	US Bancorp	367,882	14,837
	Chubb Ltd.	105,332	13,768
	American International
	Group Inc.	253,660	13,416
	Goldman Sachs Group Inc.	87,566	13,011
	American Express Co.	183,290	11,137
	American Tower
	Corporation	96,240	10,934
	MetLife Inc.	249,068	9,920
	BlackRock Inc.	28,518	9,768
	Bank of New York
	Mellon Corp.	244,168	9,486
	PNC Financial Services
	Group Inc.	113,196	9,213
	Morgan Stanley	342,516	8,899
	Public Storage	33,409	8,539
	Marsh & McLennan
	Cos. Inc.	118,171	8,090
	Travelers Cos. Inc.	66,151	7,875
	Crown Castle
	International Corp.	76,429	7,752
	CME Group Inc.	76,835	7,484
	Capital One Financial Corp.	116,128	7,375
	Prudential Financial Inc.	100,265	7,153
	Intercontinental
	Exchange Inc.	26,995	6,910
	Charles Schwab Corp.	272,661	6,901
	Aflac Inc.	93,964	6,780
	BB&T Corp.	186,090	6,627
	Aon plc	60,086	6,563
	S&P Global Inc.	60,045	6,440
	Welltower Inc.	81,031	6,172
	Equinix Inc.	15,744	6,104
	Allstate Corp.	84,684	5,924
	Prologis Inc.	118,721	5,822
	Equity Residential	82,604	5,690
	AvalonBay
	Communities Inc.	31,020	5,596
	Ventas Inc.	76,697	5,585
	Weyerhaeuser Co.	168,725	5,023
	Discover Financial Services	93,443	5,008
	State Street Corp.	89,800	4,842
*	Synchrony Financial	188,439	4,764
	SunTrust Banks Inc.	113,831	4,676
	Boston Properties Inc.	34,687	4,575
*	Berkshire Hathaway Inc.
	Class A	21	4,556
	Progressive Corp.	132,179	4,428
	M&T Bank Corp.	35,959	4,251
	T. Rowe Price Group Inc.	56,039	4,089
	Realty Income Corp.	58,209	4,037
	Vornado Realty Trust	40,094	4,014

			Market
			Value•
		Shares	($000)
	Hartford Financial Services
	Group Inc.	88,964	3,948
	General Growth
	Properties Inc.	131,682	3,927
	Willis Towers Watson plc	31,331	3,895
	HCP Inc.	105,531	3,734
	Digital Realty Trust Inc.	33,241	3,623
	Moody’s Corp.	38,340	3,593
	Essex Property Trust Inc.	14,837	3,384
	Ameriprise Financial Inc.	37,627	3,381
	Northern Trust Corp.	48,547	3,217
	Fifth Third Bancorp	173,214	3,047
	Kimco Realty Corp.	94,722	2,972
	Franklin Resources Inc.	83,124	2,774
	Host Hotels & Resorts Inc.	169,418	2,746
	Federal Realty
	Investment Trust	16,098	2,665
	Extra Space Storage Inc.	28,382	2,626
	Cincinnati Financial Corp.	33,415	2,502
	Principal Financial Group Inc.	60,864	2,502
	Loews Corp.	60,727	2,495
	Macerich Co.	28,677	2,449
	Regions Financial Corp.	285,753	2,432
	SL Green Realty Corp.	22,654	2,412
	Invesco Ltd.	94,254	2,407
	Citizens Financial Group Inc. 118,415		2,366
	UDR Inc.	60,678	2,240
	Iron Mountain Inc.	54,069	2,154
	XL Group plc Class A	64,143	2,137
	KeyCorp	190,082	2,100
	Lincoln National Corp.	53,950	2,092
	Arthur J Gallagher & Co.	40,274	1,917
*	CBRE Group Inc. Class A	65,916	1,745
	Unum Group	54,823	1,743
*	Affiliated Managers
	Group Inc.	12,208	1,718
	Nasdaq Inc.	25,917	1,676
	Comerica Inc.	39,728	1,634
	Huntington Bancshares Inc. 180,445		1,613
	Torchmark Corp.	25,634	1,585
	Apartment Investment
	& Management Co.	35,233	1,556
*	E*TRADE Financial Corp.	62,851	1,476
	Leucadia National Corp.	76,014	1,317
	Assurant Inc.	13,887	1,199
	Zions Bancorporation	45,795	1,151
	People’s United
	Financial Inc.	69,826	1,024
	Navient Corp.	76,735	917
	Legg Mason Inc.	24,224	714
			649,158
Health Care (14.6%)
	Johnson & Johnson	623,450	75,625
	Pfizer Inc.	1,374,670	48,402
	Merck & Co. Inc.	627,461	36,148
	UnitedHealth Group Inc.	215,600	30,443
	Bristol-Myers Squibb Co.	378,396	27,831
	Medtronic plc	318,747	27,658
	Amgen Inc.	170,346	25,918
	Gilead Sciences Inc.	301,938	25,188
	AbbVie Inc.	366,674	22,701
*	Allergan plc	89,659	20,719
	Eli Lilly & Co.	220,209	17,341
*	Celgene Corp.	175,580	17,317
	Thermo Fisher Scientific Inc.	89,239	13,186
	Abbott Laboratories	333,030	13,091
*	Biogen Inc.	49,658	12,008
*	Express Scripts Holding Co.	143,510	10,878
	Aetna Inc.	79,486	9,708
	McKesson Corp.	51,074	9,533
	Stryker Corp.	71,288	8,542

			Market
			Value•
		Shares	($000)
	Becton Dickinson and Co.	48,147	8,165
	Anthem Inc.	59,658	7,835
	Cigna Corp.	58,209	7,450
*	Boston Scientific Corp.	307,562	7,188
*	Regeneron
	Pharmaceuticals Inc.	17,693	6,179
	Humana Inc.	33,844	6,088
*	Alexion Pharmaceuticals Inc.	50,903	5,943
	Cardinal Health Inc.	73,969	5,770
*	Intuitive Surgical Inc.	8,632	5,709
	Baxter International Inc.	125,293	5,666
	Zimmer Biomet
	Holdings Inc.	45,015	5,419
*	HCA Holdings Inc.	68,280	5,258
	St. Jude Medical Inc.	64,279	5,014
	Zoetis Inc.	103,471	4,911
*	Vertex Pharmaceuticals Inc.	55,885	4,807
*	Edwards Lifesciences Corp.	48,022	4,789
*	Illumina Inc.	33,262	4,669
*	Mylan NV	96,432	4,170
*	Cerner Corp.	67,876	3,978
	CR Bard Inc.	16,584	3,900
	AmerisourceBergen Corp.
	Class A	41,706	3,308
	Agilent Technologies Inc.	74,431	3,302
*	Henry Schein Inc.	18,550	3,280
	Dentsply Sirona Inc.	52,804	3,276
*	Laboratory Corp. of
	America Holdings	23,178	3,019
	Perrigo Co. plc	32,754	2,970
*	DaVita HealthCare
	Partners Inc.	37,404	2,892
*	Centene Corp.	38,503	2,748
	Universal Health
	Services Inc. Class B	20,352	2,729
	Quest Diagnostics Inc.	31,980	2,604
*	Waters Corp.	18,407	2,589
*	Hologic Inc.	55,369	1,916
*	Varian Medical Systems Inc.	21,472	1,766
*	Mallinckrodt plc	24,661	1,499
	PerkinElmer Inc.	24,856	1,303
	Patterson Cos. Inc.	19,000	910
*	Endo International plc	46,512	725
			605,981
Industrials (10.1%)
	General Electric Co.	2,084,242	65,612
	3M Co.	137,537	24,085
	Honeywell
	International Inc.	172,823	20,103
	United Technologies Corp.	176,438	18,094
	Boeing Co.	135,756	17,631
	United Parcel Service
	Inc. Class B	156,495	16,858
	Union Pacific Corp.	190,666	16,636
	Lockheed Martin Corp.	59,346	14,728
	Danaher Corp.	135,892	13,725
	Caterpillar Inc.	132,433	10,040
	Raytheon Co.	67,210	9,137
	Northrop Grumman Corp.	40,907	9,093
	General Dynamics Corp.	65,132	9,069
	FedEx Corp.	56,655	8,599
	Illinois Tool Works Inc.	73,310	7,636
	Emerson Electric Co.	145,910	7,611
	Delta Air Lines Inc.	175,032	6,376
	Waste Management Inc.	93,735	6,212
	Eaton Corp. plc	103,877	6,205
	Norfolk Southern Corp.	67,061	5,709
	Southwest Airlines Co.	144,889	5,681
	CSX Corp.	216,749	5,653
	Deere & Co.	67,691	5,486
	Nielsen Holdings plc	81,845	4,253

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	PACCAR Inc.	79,330	4,115
	Tyco International plc	96,135	4,095
	Cummins Inc.	35,984	4,046
	Roper Technologies Inc.	22,957	3,915
	Stanley Black & Decker Inc.	34,227	3,807
	Ingersoll-Rand plc	58,379	3,718
	American Airlines
	Group Inc.	130,408	3,692
	Equifax Inc.	27,020	3,469
	Rockwell Automation Inc.	29,556	3,394
	Parker-Hannifin Corp.	30,412	3,286
*	TransDigm Group Inc.	12,028	3,172
*	United Continental
	Holdings Inc.	76,105	3,123
	WW Grainger Inc.	12,930	2,938
	Fastenal Co.	65,368	2,902
*	Verisk Analytics Inc.
	Class A	35,072	2,844
	Republic Services Inc.
	Class A	53,802	2,761
	L-3 Communications
	Holdings Inc.	17,581	2,579
	Rockwell Collins Inc.	29,361	2,500
	Acuity Brands Inc.	9,908	2,457
	AMETEK Inc.	53,004	2,450
	Dover Corp.	35,254	2,444
	CH Robinson
	Worldwide Inc.	32,382	2,404
	Pentair plc	40,974	2,388
	Masco Corp.	75,555	2,338
	Textron Inc.	60,890	2,226
	Kansas City Southern	24,557	2,212
	Snap-on Inc.	13,136	2,073
	Expeditors International
	of Washington Inc.	41,858	2,053
*	Stericycle Inc.	19,312	2,011
	Fortune Brands Home
	& Security Inc.	34,633	2,008
	Cintas Corp.	19,650	1,928
	Xylem Inc.	40,648	1,815
	JB Hunt Transport
	Services Inc.	20,280	1,641
	Alaska Air Group Inc.	27,914	1,627
	Fluor Corp.	31,376	1,546
	Allegion plc	21,593	1,499
*	Jacobs Engineering
	Group Inc.	27,772	1,383
*	United Rentals Inc.	20,558	1,379
	Flowserve Corp.	29,644	1,339
	Robert Half International Inc.	29,639	1,131
	Dun & Bradstreet Corp.	8,367	1,019
	Pitney Bowes Inc.	44,658	795
*	Quanta Services Inc.	33,794	781
	Ryder System Inc.	12,283	751
			420,286
Information Technology (19.7%)
	Apple Inc.	1,241,559	118,693
	Microsoft Corp.	1,781,644	91,167
*	Facebook Inc. Class A	524,088	59,893
*	Alphabet Inc. Class A	66,572	46,835
*	Alphabet Inc. Class C	66,951	46,337
	Intel Corp.	1,070,289	35,105
	Cisco Systems Inc.	1,140,043	32,708
	Visa Inc. Class A	431,758	32,023
	International Business
	Machines Corp.	200,252	30,394
	Oracle Corp.	705,477	28,875
	MasterCard Inc. Class A	220,050	19,378
	QUALCOMM Inc.	332,963	17,837
	Accenture plc Class A	141,465	16,027
	Texas Instruments Inc.	227,669	14,263

			Market
			Value•
		Shares	($000)
	Broadcom Ltd.	84,124	13,073
	EMC Corp.	442,754	12,030
*	salesforce.com Inc.	144,420	11,468
*	Adobe Systems Inc.	113,379	10,861
	Automatic Data
	Processing Inc.	103,333	9,493
*	PayPal Holdings Inc.	250,274	9,137
*	Cognizant Technology
	Solutions Corp. Class A	137,344	7,862
*	Yahoo! Inc.	198,079	7,440
	Hewlett Packard
	Enterprise Co.	376,640	6,881
	Intuit Inc.	57,859	6,458
	Applied Materials Inc.	246,904	5,918
*	eBay Inc.	239,574	5,608
*	Fiserv Inc.	50,230	5,461
	NVIDIA Corp.	114,606	5,388
*	Electronic Arts Inc.	68,460	5,186
	Corning Inc.	243,888	4,995
	HP Inc.	387,540	4,864
	TE Connectivity Ltd.	81,179	4,636
	Fidelity National Information
	Services Inc.	62,674	4,618
	Activision Blizzard Inc.	115,081	4,561
	Paychex Inc.	72,699	4,326
	Amphenol Corp. Class A	69,800	4,002
	Analog Devices Inc.	69,603	3,942
*	Micron Technology Inc.	234,499	3,227
	Lam Research Corp.	36,125	3,037
	Western Digital Corp.	63,798	3,015
*	Red Hat Inc.	41,168	2,989
	Symantec Corp.	138,352	2,842
*	Citrix Systems Inc.	35,096	2,811
*	Autodesk Inc.	50,571	2,738
	Skyworks Solutions Inc.	43,087	2,727
	Xilinx Inc.	57,476	2,651
*	Alliance Data Systems Corp.	13,269	2,600
	KLA-Tencor Corp.	35,393	2,592
	Linear Technology Corp.	53,997	2,512
	Global Payments Inc.	34,905	2,491
	Microchip Technology Inc.	48,607	2,467
	Motorola Solutions Inc.	35,863	2,366
	Harris Corp.	28,059	2,341
*	Akamai Technologies Inc.	39,652	2,218
	CA Inc.	67,247	2,208
	Western Union Co.	112,099	2,150
	Xerox Corp.	215,017	2,040
	Total System Services Inc.	37,948	2,015
*	VeriSign Inc.	21,950	1,898
	Juniper Networks Inc.	80,271	1,805
*	F5 Networks Inc.	15,106	1,720
	Seagate Technology plc	67,750	1,650
	NetApp Inc.	64,773	1,593
*	Qorvo Inc.	28,749	1,589
	FLIR Systems Inc.	30,963	958
*	First Solar Inc.	17,525	850
*	Teradata Corp.	29,208	732
	CSRA Inc.	31,114	729
			815,304
Materials (2.9%)
	EI du Pont de
	Nemours & Co.	198,012	12,831
	Dow Chemical Co.	254,548	12,654
	Monsanto Co.	99,080	10,246
	Praxair Inc.	64,734	7,275
	Ecolab Inc.	59,875	7,101
	PPG Industries Inc.	60,346	6,285
	Air Products &
	Chemicals Inc.	44,135	6,269
	LyondellBasell Industries
	NV Class A	77,596	5,775

			Market
			Value•
		Shares	($000)
	Sherwin-Williams Co.	17,823	5,234
	Newmont Mining Corp.	119,881	4,690
	International Paper Co.	93,306	3,954
	Vulcan Materials Co.	30,277	3,644
	Nucor Corp.	71,860	3,551
	Freeport-McMoRan Inc.	283,190	3,155
	Ball Corp.	39,372	2,846
	Alcoa Inc.	298,079	2,763
	Martin Marietta
	Materials Inc.	14,324	2,750
	Eastman Chemical Co.	33,706	2,289
	International Flavors
	& Fragrances Inc.	18,042	2,275
	WestRock Co.	57,640	2,240
	Mosaic Co.	79,143	2,072
	Sealed Air Corp.	44,596	2,050
	Albemarle Corp.	25,440	2,018
	Avery Dennison Corp.	20,128	1,505
	FMC Corp.	30,194	1,398
	CF Industries Holdings Inc.	52,365	1,262
*	Owens-Illinois Inc.	35,769	644
			118,776
Telecommunication Services (2.9%)
	AT&T Inc.	1,395,326	60,292
	Verizon
	Communications Inc.	923,908	51,591
	CenturyLink Inc.	123,774	3,591
*	Level 3
	Communications Inc.	65,565	3,376
	Frontier
	Communications Corp.	265,702	1,312
			120,162
Utilities (3.7%)
	NextEra Energy Inc.	104,589	13,638
	Duke Energy Corp.	156,212	13,401
	Southern Co.	212,792	11,412
	Dominion Resources Inc.	139,668	10,884
	American Electric
	Power Co. Inc.	111,363	7,805
	Exelon Corp.	209,023	7,600
	PG&E Corp.	112,525	7,193
	Sempra Energy	53,811	6,136
	PPL Corp.	153,469	5,793
	Edison International	73,613	5,718
	Consolidated Edison Inc.	69,067	5,556
	Public Service Enterprise
	Group Inc.	114,287	5,327
	Xcel Energy Inc.	114,740	5,138
	WEC Energy Group Inc.	71,302	4,656
	Eversource Energy	71,634	4,291
	DTE Energy Co.	40,748	4,039
	American Water
	Works Co. Inc.	40,185	3,396
	FirstEnergy Corp.	96,002	3,351
	Entergy Corp.	40,393	3,286
	Ameren Corp.	55,011	2,948
	CMS Energy Corp.	63,060	2,892
	SCANA Corp.	32,351	2,448
	CenterPoint Energy Inc.	97,289	2,335
	Pinnacle West Capital Corp.	25,157	2,039
	NiSource Inc.	72,651	1,927
	AES Corp.	149,070	1,860
	AGL Resources Inc.	27,304	1,801
	Alliant Energy Corp.	43,221	1,716
	TECO Energy Inc.	52,849	1,461
	NRG Energy Inc.	71,474	1,071
			151,118
Total Common Stocks
(Cost $3,153,740)			4,127,671

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.9%)[1]
Money Market Fund (0.9%)
[2,3] Vanguard Market
Liquidity Fund,
0.538%	36,780,094	36,780

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4] Federal Home Loan
Bank Discount Notes,
0.486%–0.496%, 8/24/16	300	300
[4,5] Federal Home Loan
Bank Discount Notes,
0.511%, 9/2/16	1,000	999
		1,299
Total Temporary Cash Investments
(Cost $38,079)		38,079
Total Investments (100.6%)
(Cost $3,191,819)		4,165,750

		Amount
		($000)
Other Assets and Liabilities (-0.6%)
Other Assets
Investment in Vanguard		337
Receivables for Accrued Income		4,653
Receivables for Capital Shares Issued		3,405
Other Assets		179
Total Other Assets		8,574
Liabilities
Payables for Investment
Securities Purchased		(26,885)
Collateral for Securities on Loan		(336)
Payables for Capital Shares Redeemed		(1,979)
Payables to Vanguard		(3,150)
Other Liabilities		(472)
Total Liabilities		(32,822)
Net Assets (100%)
Applicable to 125,248,609 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		4,141,502
Net Asset Value Per Share $33.07

At June 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	3,093,535
Undistributed Net Investment Income	37,433
Accumulated Net Realized Gains	36,377
Unrealized Appreciation (Depreciation)
Investment Securities	973,931
Futures Contracts	226
Net Assets	4,141,502

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $329,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.1% and 0.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $336,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $700,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2016
($000)
Investment Income
Income
Dividends	44,004
Interest[1]	36
Securities Lending	52
Total Income	44,092
Expenses
The Vanguard Group—Note B
Investment Advisory Services	381
Management and Administrative	2,108
Marketing and Distribution	392
Custodian Fees	34
Shareholders’ Reports	28
Trustees’ Fees and Expenses	1
Total Expenses	2,944
Net Investment Income	41,148
Realized Net Gain (Loss)
Investment Securities Sold	34,605
Futures Contracts	1,922
Realized Net Gain (Loss)	36,527
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	74,011
Futures Contracts	214
Change in Unrealized Appreciation
(Depreciation)	74,225
Net Increase (Decrease) in Net Assets
Resulting from Operations	151,900
1 Interest income from an affiliated company of the portfolio was $33,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	41,148	91,367
Realized Net Gain (Loss)	36,527	74,917
Change in Unrealized Appreciation (Depreciation)	74,225	(119,916)
Net Increase (Decrease) in Net Assets Resulting from Operations	151,900	46,368
Distributions
Net Investment Income	(91,047)	(63,303)
Realized Capital Gain[1]	(74,373)	(115,925)
Total Distributions	(165,420)	(179,228)
Capital Share Transactions
Issued	238,397	608,805
Issued in Lieu of Cash Distributions	165,420	179,228
Redeemed	(233,612)	(454,226)
Net Increase (Decrease) from Capital Share Transactions	170,205	333,807
Total Increase (Decrease)	156,685	200,947
Net Assets
Beginning of Period	3,984,817	3,783,870
End of Period[2]	4,141,502	3,984,817
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $600,000 and $2,114,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $37,433,000 and $87,332,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$33.25	$34.44	$31.50	$24.93	$22.85	$23.51
Investment Operations
Net Investment Income	.329	.759[1]	.587	.545	.512	.466
Net Realized and Unrealized Gain (Loss)
on Investments	.870	(.338)	3.522	7.235	3.062	.034
Total from Investment Operations	1.199	.421	4.109	7.780	3.574	.500
Distributions
Dividends from Net Investment Income	(.759)	(.569)	(.555)	(.505)	(.474)	(.390)
Distributions from Realized Capital Gains	(.620)	(1.042)	(.614)	(.705)	(1.020)	(.770)
Total Distributions	(1.379)	(1.611)	(1.169)	(1.210)	(1.494)	(1.160)
Net Asset Value, End of Period	$33.07	$33.25	$34.44	$31.50	$24.93	$22.85

Total Return	3.78%	1.27%	13.51%	32.18%	15.86%	1.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,142	$3,985	$3,784	$3,199	$2,418	$2,132
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.16%	0.16%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.10%	2.31%[1]	1.88%	1.96%	2.13%	1.92%
Portfolio Turnover Rate	5%	4%	7%	8%	9%	8%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.13 and 0.35%, respectively, resulting from a special dividend from Medtronic plc in January 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2016, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and for the period ended June 30, 2016, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a

Vanguard Equity Index Portfolio

counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2016, the portfolio had contributed to Vanguard capital in the amount of $337,000, representing 0.01% of the portfolio’s net assets and 0.13% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,127,671	—	—
Temporary Cash Investments	36,780	1,299	—
Futures Contracts—Assets[1]	179	—	—
Total	4,164,630	1,299	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Equity Index Portfolio

D. At June 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	178	18,603	226

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2016, the cost of investment securities for tax purposes was $3,191,819,000. Net unrealized appreciation of investment securities for tax purposes was $973,931,000 consisting of unrealized gains of $1,234,677,000 on securities that had risen in value since their purchase and $260,746,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2016, the portfolio purchased $138,501,000 of investment securities and sold $97,867,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2016	December 31, 2015
	Shares	Shares
	(000)	(000)
Issued	7,470	18,193
Issued in Lieu of Cash Distributions	5,208	5,441
Redeemed	(7,268)	(13,658)
Net Increase (Decrease) in Shares Outstanding	5,410	9,976

At June 30, 2016, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Vanguard Total Stock Market Index Portfolio), were each the record or beneficial owner of 35% or more of the portfolio’s net assets, with a combined ownership of 70%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2016, that would require recognition or disclosure in these financial statements.

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2015	6/30/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,037.77	$0.76
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.12	0.75

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Vanguard Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

14

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated The independent board members have distinguished backgrounds in and managed in your best interests since, as a shareholder, you are a part business, academia, and public service. Each of the trustees and executive owner of the fund. Your fund’s trustees also serve on the board of directors officers oversees 198 Vanguard funds. of The Vanguard Group, Inc., which is owned by the Vanguard funds and The following table provides information for each trustee and executive provides services to them on an at-cost basis. officer of the fund. More information about the trustees is in the Statement A majority of Vanguard’s board members are independent, meaning that of Additional Information, which can be obtained, without charge, by they have no affiliation with Vanguard or the funds they oversee, apart from contacting Vanguard at 800-662-7447, or online at vanguard.com. the sizable personal investments they have made as private individuals.

Interested Trustee[1]	Chief Global Diversity Officer (retired 2008) and	Chairman of its Finance and Enrollment Committee;
	Member of the Executive Committee (1997–2008)	Member of the Advisory Board of the Norris Cotton
F. William McNabb III	of Johnson & Johnson (pharmaceuticals/medical	Cancer Center.
Born 1957. Trustee Since July 2009. Chairman of	devices/consumer products); Director of Skytop
the Board. Principal Occupation(s) During the Past	Lodge Corporation (hotels) and the Robert Wood	Executive Officers
Five Years and Other Experience: Chairman of the	Johnson Foundation; Member of the Advisory
Board of The Vanguard Group, Inc., and of each of	Board of the Institute for Women’s Leadership	Glenn Booraem
the investment companies served by The Vanguard	at Rutgers University.	Born 1967. Treasurer Since May 2015. Principal
Group, since January 2010; Director of The Vanguard		Occupation(s) During the Past Five Years and
Group since 2008; Chief Executive Officer and	F. Joseph Loughrey	Other Experience: Principal of The Vanguard Group,
President of The Vanguard Group, and of each of	Born 1949. Trustee Since October 2009. Principal	Inc.; Treasurer of each of the investment companies
the investment companies served by The Vanguard	Occupation(s) During the Past Five Years and Other	served by The Vanguard Group; Controller of each of
Group, since 2008; Director of Vanguard Marketing	Experience: President and Chief Operating Officer	the investment companies served by The Vanguard
Corporation; Managing Director of The Vanguard	(retired 2009) of Cummins Inc. (industrial machinery);	Group (2010–2015); Assistant Controller of each of
Group (1995–2008).	Chairman of the Board of Hillenbrand, Inc. (specialized	the investment companies served by The Vanguard
	consumer services), and of Oxfam America; Director	Group (2001–2010).
Independent Trustees	of SKF AB (industrial machinery), Hyster-Yale Materials
	Handling, Inc. (forklift trucks), the Lumina Foundation	Thomas J. Higgins
Emerson U. Fullwood	for Education, and the V Foundation for Cancer	Born 1957. Chief Financial Officer Since September
Born 1948. Trustee Since January 2008. Principal	Research; Member of the Advisory Council for the	2008. Principal Occupation(s) During the Past Five
Occupation(s) During the Past Five Years and Other	College of Arts and Letters and of the Advisory Board	Years and Other Experience: Principal of The Vanguard
Experience: Executive Chief Staff and Marketing	to the Kellogg Institute for International Studies, both	Group, Inc.; Chief Financial Officer of each of the
Officer for North America and Corporate Vice President	at the University of Notre Dame.	investment companies served by The Vanguard Group;
(retired 2008) of Xerox Corporation (document manage		Treasurer of each of the investment companies served
ment products and services); Executive in Residence	Mark Loughridge	by The Vanguard Group (1998–2008).
and 2009–2010 Distinguished Minett Professor at	Born 1953. Trustee Since March 2012. Principal
the Rochester Institute of Technology; Lead Director	Occupation(s) During the Past Five Years and Other	Peter Mahoney
of SPX FLOW, Inc. (multi-industry manufacturing);	Experience: Senior Vice President and Chief Financial	Born 1974. Controller Since May 2015. Principal
Director of the United Way of Rochester, the University	Officer (retired 2013) at IBM (information technology	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	services); Fiduciary Member of IBM’s Retirement Plan	Other Experience: Head of Global Fund Accounting
College Foundation, North Carolina A&T University,	Committee (2004–2013); Director of the Dow Chemical	at The Vanguard Group, Inc.; Controller of each of the
and Roberts Wesleyan College.	Company; Member of the Council on Chicago Booth.	investment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Rajiv L. Gupta	Scott C. Malpass	Group (2008–2014).
Born 1945. Trustee Since December 2001.[2] Principal	Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other	Occupation(s) During the Past Five Years and Other	Heidi Stam
Experience: Chairman and Chief Executive Officer	Experience: Chief Investment Officer and Vice	Born 1956. Secretary Since July 2005. Principal
(retired 2009) and President (2006–2008) of	President at the University of Notre Dame; Assistant	Occupation(s) During the Past Five Years and Other
Rohm and Haas Co. (chemicals); Director of Tyco	Professor of Finance at the Mendoza College of	Experience: Managing Director of The Vanguard
International plc (diversified manufacturing and	Business at Notre Dame; Member of the Notre Dame	Group, Inc.; General Counsel of The Vanguard Group;
services), HP Inc. (printer and personal computer	403(b) Investment Committee, the Board of Advisors	Secretary of The Vanguard Group and of each of the
manufacturing), and Delphi Automotive plc	for Spruceview Capital Partners, and the Investment	investment companies served by The Vanguard Group;
(automotive components); Senior Advisor at	Advisory Committee of Major League Baseball; Board	Director and Senior Vice President of Vanguard
New Mountain Capital.	Member of TIFF Advisory Services, Inc., and Catholic	Marketing Corporation.
Investment Services, Inc. (investment advisors).
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal	André F. Perold	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years and	Born 1952. Trustee Since December 2004. Principal
Other Experience: President of the University of	Occupation(s) During the Past Five Years and Other	Mortimer J. Buckley	James M. Norris
Pennsylvania; Christopher H. Browne Distinguished	Experience: George Gund Professor of Finance and	Kathleen C. Gubanich	Thomas M. Rampulla
Professor of Political Science, School of Arts and	Banking, Emeritus at the Harvard Business School	Martha G. King	Glenn W. Reed
Sciences, and Professor of Communication, Annenberg	(retired 2011); Chief Investment Officer and Managing	John T. Marcante	Karin A. Risi
School for Communication, with secondary faculty	Partner of HighVista Strategies LLC (private investment	Chris D. McIsaac	Michael Rollings
appointments in the Department of Philosophy, School	firm); Director of Rand Merchant Bank; Overseer of
of Arts and Sciences, and at the Graduate School of	the Museum of Fine Arts Boston.	Chairman Emeritus and Senior Advisor
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential	Peter F. Volanakis	John J. Brennan
Commission for the Study of Bioethical Issues.	Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
	Occupation(s) During the Past Five Years and Other	Chief Executive Officer and President, 1996–2008
JoAnn Heffernan Heisen	Experience: President and Chief Operating Officer
Born 1950. Trustee Since July 1998. Principal	(retired 2010) of Corning Incorporated (communications	Founder
Occupation(s) During the Past Five Years and	equipment); Trustee of Colby-Sawyer College and
Other Experience: Corporate Vice President and		John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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This material may be used in conjunction	of this information, for a fee, by sending a request in either	are trademarks of S&P; and these trademarks have
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and none of such parties make any representation
You can obtain a free copy of Vanguard’s proxy voting	The funds or securities referred to herein that are	regarding the advisability of investing in such
guidelines by visiting vanguard.com/proxyreporting or	offered by The Vanguard Group and track an MSCI	product(s) nor do they have any liability for any
by calling Vanguard at 800-662-2739. The guidelines	index are not sponsored, endorsed, or promoted by	errors, omissions, or interruptions of the
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In addition, you may obtain a free report on how your	such funds or securities. For such funds or securities,
fund voted the proxies for securities it owned during	the prospectus or the Statement of Additional
the 12 months ended June 30. To get the report, visit	Information contains a more detailed description	© 2016 The Vanguard Group, Inc.
either vanguard.com/proxyreporting or sec.gov.	of the limited relationship MSCI has with The	All rights reserved.
	Vanguard Group.	Vanguard Marketing Corporation, Distributor.

Q692 082016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

     (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 17, 2016

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: August 17, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.